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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1879

Janus Investment Fund

(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado  80206

(Address of principal executive offices) (Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206

(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-333-3863

Date of fiscal year end: 10/31

Date of reporting period: 4/30/06

Item 1 - Reports to Shareholders

2006 Semiannual Report

Janus Growth Funds

Growth

Janus Fund

Janus Enterprise Fund

Janus Mercury Fund

Janus Olympus Fund

Janus Orion Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

Specialty Growth

Janus Global Life Sciences Fund

Janus Global Technology Fund

Look Inside. . .

•  Portfolio manager perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Growth Funds

President and CEO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Fund	6

Janus Enterprise Fund	14

Janus Mercury Fund	21

Janus Olympus Fund	28

Janus Orion Fund	35

Janus Triton Fund	41

Janus Twenty Fund	47

Janus Venture Fund	52

Janus Global Life Sciences Fund	59

Janus Global Technology Fund	65

Statements of Assets and Liabilities	72

Statements of Operations	74

Statements of Changes in Net Assets	76

Financial Highlights	80

Notes to Schedules of Investments and Securities Sold Short	85

Notes to Financial Statements	89

Additional Information	97

Explanations of Charts, Tables and Financial Statements	101

Shareholder Meeting	104

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

CEO's Letter

Gary Black

President and Chief Executive Officer

Dear Shareholders,

Before offering my perspective on the economy, the markets and the progress we've made at Janus during the six months ended April 30, 2006, I'd like to thank you for your continued confidence and investment in Janus' funds. Your unwavering support is the driving force behind our desire to deliver the strong, consistent fund performance that you've come to expect from Janus.

As you'll read on the following pages, our fund managers continued to deliver excellent performance – for the one-year period ended April 30, 2006, 68% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the five years ended April 30, 2006, 57% of our retail funds earned first- or second-quartile Lipper rankings – up from 30% a year ago. Over the past three years, Janus' U.S. equity funds have gained an average of 21% annually, versus a 12% gain for the Russell 1000® Growth Index and a 15% gain for the S&P 500® Index. (See performance and complete ranking figures on pages 3-4).

Staying Focused on Consistent Performance

While we're pleased to report solid performance across different time periods, our goal is to ensure consistency in our investment returns across different market cycles as well. We employ several tools to help us meet this goal, beginning with detailed research processes that help us single out what we feel are the best investments for our funds. The very talented and experienced individuals at the heart of these processes – our research analysts and portfolio managers – are what distinguish Janus from its asset management peers. Additionally, our robust risk management tools and disciplined buy/sell strategies help in our efforts to deliver consistent performance over full market cycles.

...our goal is to ensure consistency in our investment returns across different market cycles...

We recently appointed Chief Investment Officers to oversee our various investment disciplines. Jonathan Coleman and David Decker oversee our U.S. Growth and Core funds, Jason Yee is responsible for our Global and International funds, and Gibson Smith has oversight of our Fixed-Income and Money Market funds. In their respective roles, these individuals serve as player-coaches with the portfolio managers and analysts who work with them and focus on driving performance of the products they oversee.

Combined, we believe these elements of our research process will help us as we strive to deliver strong fund performance in all market environments.

Corporate Profits Remained Strong

On that note, I'd like to summarize the environment we – and other investors – operated in during the past six months. Stronger-than-expected economic data and growing anticipation of a possible conclusion to monetary tightening by the Federal Reserve drove U.S. equity markets higher during the period. Notwithstanding a sharp spike in energy prices in early 2006 and clear signs of a slowdown in the U.S. housing market, corporate profits continued to grow at a healthy clip and consumer spending remained robust. Financial markets observed a smooth transition in leadership at the Federal Reserve Board after Chairman Alan Greenspan's long tenure, and investors appeared to conclude that incoming Chairman Ben Bernanke would pursue a similar course to that of his predecessor, namely, to contain inflation and promote long-term economic growth. Perhaps the biggest risk, in our opinion, is that the Federal Reserve could increase short-term rates too aggressively to curb potential inflation, which could cause longer-term growth to stall.

Areas of particular strength in the market included economically sensitive sectors such as financial services, industrials and energy, all of which benefited from continued evidence of strong U.S. economic growth. Overseas markets also delivered healthy returns, with Japan's economic recovery reawakening domestic Japanese investors to the Japanese equity market, and rapid industrialization and growing consumer wealth driving significant gains in emerging equity markets like Brazil, China and India.

Greater Diversification Sought by Investors

It was encouraging to see equity markets worldwide climb higher during the period. And yet, if there's one thing that all investors can consistently count on, it's that there is no consistency in the markets. This year's gains could be next year's losses. With this in mind, more and more investors seem to be making a concerted effort to maintain a

Janus Growth Funds April 30, 2006 1

Continued

diversified portfolio. In recognition of this, we launched Janus Smart Portfolios in late December 2005. These Portfolios are geared toward investors who may not have the time to allocate their assets according to their specific goals and risk tolerance.

Janus Smart Portfolios invest in a combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary). We believe the unique combination of these two different investment styles, assembled with the view of providing long-term diversification and market opportunity, will be of great benefit to shareholders as they invest toward their goals. And with three different portfolios to choose from – Growth, Moderate and Conservative – investors can choose the level of risk they are willing to take in pursuit of their goals.

A Compelling Case for Growth

In summary, the economic outlook appears positive to us, and we find valuations for U.S. equities attractive. The combination of those two factors continues to make a solid case for growth investing. Although future interest rate increases are becoming less likely, we will continue to closely monitor the actions of the Federal Reserve. Regardless of the macroeconomic climate ahead, we remain dedicated to rewarding your trust and confidence in Janus with strong, consistent fund performance.

Sincerely,

Gary Black
Chief Executive Officer and
Chief Investment Officer

2 Janus Growth Funds April 30, 2006

Lipper Rankings

		Lipper Rankings – Based on total return as of 4/30/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	43	296/698	48	280/590	79	374/474	44	72/165	5	1/19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	58	324/563	30	134/461	72	257/357	69	88/128	40	20/49
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	31	210/698	9	53/590	65	306/474	11	18/165	2	1/84
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	44	186/423	53	190/359	66	188/288	27	25/95	15	13/88
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11/423	1	3/359	3	8/288	N/A	N/A	27	61/230
Janus Triton Fund (2/05)	Small-Cap Growth Funds	12	59/533	N/A	N/A	N/A	N/A	N/A	N/A	3	14/520
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	6	36/698	2	6/590	12	56/474	2	2/165	3	1/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	59	311/533	10	45/453	20	70/363	38	44/117	10	1/10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	33	57/176	25	39/161	43	55/127	N/A	N/A	31	15/48
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94/292	43	113/265	58	132/230	N/A	N/A	23	17/76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	13	49/395	52	140/271	39	81/210	3	2/81	4	1/27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	3/834	1	3/588	3	11/421	N/A	N/A	9	29/332
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	2	9/864	3	20/746	3	16/618	N/A	N/A	2	3/248
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	5	35/864	9	65/746	15	90/618	3	5/240	6	5/96
Janus Research Fund (2/05)	Multi-Cap Growth Funds	8	31/423	N/A	N/A	N/A	N/A	N/A	N/A	7	26/410
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	58	483/834	22	129/588	N/A	N/A	N/A	N/A	26	150/586
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)	Mid-Cap Value Funds	75	201/267	53	114/216	35	51/146	N/A	N/A	5	4/81
Janus Small Cap Value Fund - Inv*(2) (10/87)	Small-Cap Core Funds	97	612/633	91	456/504	65	243/373	N/A	N/A	N/A	N/A
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt Funds	60	155/260	89	221/249	71	156/221	86	122/142	83	64/77
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	37	172/473	36	146/406	24	74/320	24	35/147	24	6/25
Janus High-Yield Fund (12/95)	High Current Yield Funds	38	164/439	72	276/385	55	169/311	9	10/111	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	30	68/228	21	38/181	49	63/129	20	13/66	43	11/25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	100	360/362	54	154/286	N/A	N/A	N/A	N/A	23	50/224
Janus Overseas Fund(1) (5/94)	International Funds	1	2/910	1	2/770	19	114/599	4	8/230	2	2/120
Janus Worldwide Fund(1) (5/91)	Global Funds	94	339/362	98	279/286	99	217/220	68	56/82	28	5/17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Growth Funds April 30, 2006 3

Performance

	Average Annual Total Return for the periods ended 4/30/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index
(Inception Date)
Janus Fund (2/70)	17.28%	11.85%	(2.62)%	6.67%	13.86%
Janus Contrarian Fund(1)(2)(3) (2/00)	38.81%	31.63%	10.68%	N/A	9.63%
Janus Core Equity Fund(3) (6/96)	31.00%	19.14%	5.74%	N/A	13.43%
Janus Enterprise Fund (9/92)	29.21%	22.74%	1.87%	6.69%	11.63%
Janus Growth and Income Fund (5/91)	25.82%	16.82%	3.44%	12.02%	13.80%
Janus Mercury Fund (5/93)	19.00%	15.42%	(1.74)%	8.56%	12.70%
Janus Mid Cap Value Fund - Investor Shares(3)(4) (8/98)	20.64%	23.27%	12.45%	N/A	17.97%
Janus Olympus Fund (12/95)	26.44%	16.83%	0.45%	9.78%	11.77%
Janus Orion Fund(1)(5)(6)(7) (6/00)	41.50%	27.95%	10.72%	N/A	(0.73)%
Janus Small Cap Value Fund - Investor Shares* (10/87)	20.30%	20.76%	10.80%	15.60%	N/A
Janus Twenty Fund*(4)(6) (4/85)	24.20%	19.02%	2.05%	10.70%	13.48%
Janus Venture Fund*(8) (4/85)	32.58%	27.53%	9.14%	9.29%	13.88%
INTECH Risk-Managed Stock Fund(3) (2/03)	17.81%	19.16%	N/A	N/A	20.50%
S&P 500® Index	15.42%	14.68%	2.70%	8.94%	N/A
Russell 1000® Growth Index	15.18%	12.05%	(0.76)%	6.21%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(3)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

(4)Due to certain investment strategies, the Fund may have an increased position in cash.

(5)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(6)Returns have sustained significant gains due to market volatility in the healthcare sector.

(7)Returns have sustained significant gains due to market volatility in the financials sector.

(8)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

Total return includes reinvestment of dividends, distributions and capital gains.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Please see a Janus prospectus or janus.com for more information about fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus Growth Funds April 30, 2006

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive Janus Triton Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2007. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Growth Funds April 30, 2006 5

Janus Fund (unaudited)

Ticker: JANSX

Fund Snapshot

For more than 35 years, this traditional growth fund has exemplified Janus' research and stock-picking abilities.

David Corkins

portfolio manager

Performance Overview

I very much appreciate the opportunity to speak directly with you for the first time since taking over management of Janus Fund effective February 1, 2006. My hope with this letter is to review the Fund's performance over the last 6 months, further explain our investment process so that all shareholders understand what we do, and finally, share our outlook for the Fund going forward.

Performance Review

Our goal with the Fund is superior long-term returns for shareholders. What does that mean in practice? These potential long-term returns start with positive absolute performance and follow with consistent execution in up and down markets. For the six months ending April 30, 2006, Janus Fund returned 10.51%. By comparison, our primary benchmark the Russell 1000® Growth Index returned 7.06% and our secondary benchmark the S&P 500® Index returned 9.64%.

Our Investment Process

Some of the best advice I ever received about managing investments was succinct: "Know your companies." We believe that understanding the leverage points in a company's business model allows you to properly assess risk as well as calculate the free cash flow and returns on invested capital that drive value creation. Knowing your companies also allows you to potentially take advantage of the inherent volatility in the market. You are more likely to be able to buy when others are fearful and sell when others are greedy. Most importantly, knowing my companies helps me invest with conviction (more concentrated and with lower turnover) and hold on for the long-run.

Likewise, I believe it is imperative that investors in Janus Fund understand our investment process and strategy. I believe in the classic Janus investment style that I learned from previous portfolio managers, the most influential being Tom Bailey, Jim Craig, Tom Marsico and Helen Young Hayes. For me, this style means fundamental, grass-roots growth investing which is a combination of qualitative and quantitative analysis. The quantitative aspect means in-depth, detailed, financial modeling of a company to understand the leverage points in the business, the free cash flow, and the returns on capital. This model allows me to move onto the qualitative focus, which is using the financial information to speak with management, competitors and suppliers to gain a more complete understanding of the company. The next piece of the investment mosaic is to understand the valuation, risk and reward for this investment given the current price of the security and the macro-economic factors impacting it. Finally, the last part of the puzzle is to consider overall portfolio construction, risk and return in addition to the sum of each of the individual securities.

What I've learned over the last 10 years managing money is that this investment method must be iterative – it's a never-ending process of building a deeper and deeper knowledge base about a company. The better your model, the more information you can extract; the more information you get the better your model. Like most businesses, at the end of the day, the harder you work, the better your results.

I also believe it is imperative to think like a partner – I would like my fellow investors to have a good appreciation for their manager's investment in the Fund, as well as how I am compensated for managing the Fund. In that vein, I have made a 7-figure investment in the Fund because I believe in the team and our investment process. I am eating our cooking. In terms of compensation, I am strongly incented with pay for performance: my incentive pay is primarily based on how well the Fund performs relative to its peers over a three-year basis, as well as whether the return is positive on an absolute basis.

What Went Right?

An eclectic group of securities performed quite strongly, and the Fund performed well within the pharmaceutical, semiconductor, financial and capital goods sectors. Since our primary focus is on individual company selection, rather than large sector trading bets, one measure of health for the Fund is whether the winners were from diverse areas of the economy.

The largest single contributor to the Fund's results was Boeing. Boeing is an excellent example of what we look for in a stock: strong competitive positioning, attractive industry dynamics, improving free cash flow and returns on invested capital and management focused on shareholder value. As the leading American aerospace manufacturer, Boeing has benefited from a

6 Janus Growth Funds April 30, 2006

(unaudited)

continued expansion of the aerospace cycle as demand from emerging markets, like China, India and the Middle East, accelerates for fuel-efficient planes given high commodity input costs. Low-cost carriers have also started to spend on next generation planes given the change in domestic networks from hub-and-spoke to point-to-point. Legacy carriers such as United are emerging from bankruptcy and we believe will likely extend the cycle towards 2010 as they pull in orders to remain competitive with the lower-cost carriers. At the same time, a major competitor Airbus has stumbled in next generation product design with a poorly received A350. Finally, we believe a new CEO at Boeing will likely bring a much needed focus on costs, production and return on capital.

We have done extensive research on Boeing and the aerospace industry. We've met with management at various levels of the company as well as interviewed numerous competitors and suppliers, both domestically and overseas. Primary analyst Jeremiah Buckley and the rest of the team continue to build our financial model of the company and gain a deeper knowledge base of the industry. One area of caution remains the defense business, which we believe is seeing a possible slowdown in orders as the U.S. defense cycle wanes from previous years' strength.

Other contributors to the Fund's strong performance were financial companies such as JP Morgan Chase, which is beginning to show the fruits of its waste-cutting and renewed focus on revenue growth and returns. Analyst Gabe Bodhi has done excellent work on this company, which holds a particular interest for me since I worked at its predecessor for seven years before I joined Janus. We hope new leadership at the company will drive returns on capital and free cash flow on a sustainable basis.

I believe our healthcare team does exceptional fundamental research under the aegis of Tom Malley. Analyst Tony Yao helped lead the effort on Celgene which gained over 50% for shareholders due to strong clinical trials for Revlimid. Final product launch for the drug implies long-term success in multiple myeloma (a bone marrow-based cancer) and myelodysplastic syndromes (MDS – a blood-borne cancer) indications, as well as possible success in chronic lymphocytic leukemia (CLL), another blood cancer. Celgene also has a deep pipeline behind current products in the areas of sickle-cell and inflammatory disease.

What Went Wrong?

It's usually more productive to focus on what went wrong rather than over-emphasizing those areas and stocks that performed well. Learning from one's mistakes is a key to longevity in this business.

Two sectors in particular caused relative weakness in the Fund's performance: healthcare services and media. The biggest underperformers in these areas were UnitedHealth Group and Comcast. We have cut our position in UnitedHealth Group meaningfully and sold our position in Comcast.

UnitedHealth Group has been a long-time holding in the Fund. The company is the leading HMO and specialty healthcare services provider in the United States. Operational tenets run deep within the company, pricing and margins remain attractive, demographics continue to drive demand and free cash flow generation is strong. Emerging specialty businesses diversify the business mix from more cyclical commercial underwriting trends. So with all those competitive strengths, what caused us to meaningfully reduce our position in the name? First, the company's outperformance caused its valuation to rise close to our fair value and meaningfully shifted the risk/reward profile; second, industry dynamics have resulted in an excess of capital and nascent signs of price competition; and third, serious questions have arisen regarding options grant timing. We realized profits in the name and reinvested the proceeds in other stocks with more attractive risk/reward prospects.

Comcast was eliminated completely. Another long-time holding of the Fund, Comcast was sold as the company's business model continues to become more capital intensive and competitive threats from phone and satellite providers rise. Although cable systems offer an excellent gateway into the home, we believe the transition of the media business towards digital and Internet protocols (IP) threatens the primacy of the cable network model and implies lower returns in the future.

We are looking diligently in the media sector for attractive businesses as many of these leading franchises have been sold by disappointed investors looking for growth. Although valuations are becoming much more attractive, many of the high-margin business models are under assault from the move from analog to digital distribution as well as the emergence of the Internet as a media delivery vehicle. We have yet to make significant new investments in the sector.

We also remain cautious on the consumer discretionary areas of the economy in the short-run as a combination of rising energy prices, increased debt payments driven by interest rate increases, and higher healthcare costs squeezes the U.S. consumer. In the longer-term, we believe these areas are ripe for investment as the cyclical pressures ease.

Janus Growth Funds April 30, 2006 7

Janus Fund (unaudited)

Looking Forward

Our outlook remains cautious. Markets have performed strongly year-to-date due to a combination of very strong economic data as well as the anticipation of a conclusion to Federal Reserve monetary tightening. Small-cap stocks and emerging markets have led the way with strong performance coming in just a few months.

Yet clearly the market is in transition after three years of strong outperformance. This transition is driven by higher interest rates and a weaker U.S. dollar. We're cautiously watching several signs to better understand how this transition plays out. One area of focus is monetary liquidity and the U.S. dollar. Money supply growth has been slowing sequentially, Fed Repos have slowed dramatically, yet money flow into equities is quite strong and foreigners have been the driving force. Foreigners were huge beneficiaries of the dollar index, which rallied strongly throughout 2005. In 2006, however, the dollar index is beginning to roll over and the question remains how much of a rate increase or non-inflationary growth is necessary to keep foreigners in our currency and equity market.

Within Janus Fund, our response in general has been to transition from business models that are dependent on an economic tailwind to stronger franchises that have more control over their own sales and margins regardless of macro-economic conditions. In addition, we are cautiously watching the yield curve and U.S. dollar in anticipation of further transition as the economy continues to move forward.

In sum, I am honored with the opportunity to manage Janus Fund. My investment and incentives are aligned with yours. As a former English major, I can't finish this letter without a favorite quote from an old media hand like Samuel Goldwyn: "The harder I work, the luckier I get." It gives me comfort to know the entire investment team at Janus is working very hard every day to find attractive opportunities to grow our principal.

Thank you for your investment in Janus Fund.

Janus Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Boeing Co. Commercial jet aircraft company - U.S.	0.93%
JP Morgan Chase & Co. Financial products and services provider - U.S.	0.46%
Nokia Oyj (ADR) Telecommunications company - Finland	0.44%
Companhia Vale do Rio Doce (ADR) Iron ore producer/seller - Brazil	0.44%
Schlumberger, Ltd. (U.S. Shares) Oil services company - U.S.	0.42%

5 Largest Detractors from Performance – Holdings

Contribution
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.42%)
Yahoo!, Inc. Global Internet media company - U.S.	(0.37%)
Alcon, Inc. (U.S. Shares) Eye care company - U.S.	(0.32%)
Juniper Networks, Inc. Internet infrastructure solutions provider - U.S.	(0.26%)
Caremark Rx, Inc. Pharmaceutical services provider - U.S.	(0.23%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Capital Goods	1.97%	9.84%	11.43%
Diversified Financials	1.52%	6.47%	3.65%
Materials	1.33%	5.42%	2.06%
Energy	1.28%	5.69%	3.69%
Technology Hardware and Equipment	1.20%	8.81%	10.64%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(1.33%)	10.91%	9.05%
Food & Staples Retailing	(0.19%)	2.07%	3.47%
Media	(0.10%)	0.94%	3.03%
Food, Beverage & Tobacco	(0.01%)	1.65%	4.48%
Commercial Services & Supplies	0.00%	0.00%	1.03%

8 Janus Growth Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006

Boeing Co. Aerospace and Defense	3.3%
Procter & Gamble Co. Cosmetics and Toiletries	3.1%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.8%
Yahoo!, Inc. Web Portals/Internet Service Providers	2.7%
General Electric Co. Diversified Operations	2.5%
14.4%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 3.7% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Growth Funds April 30, 2006 9

Janus Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Fund	10.51%	17.28%		(2.62)%		6.67%		13.86%
Russell 1000® Growth Index	7.06%	15.18%		(0.76)%		6.21%		11.96	%**
S&P 500® Index	9.64%	15.42%		2.70%		8.94%		11.41%
Lipper Quartile	N/A	2	nd	4	th	2	nd	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	N/A***	296/698		374/474		72/165		1/19

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 5, 1970

**The Russell 1000® Growth Index's since inception returns calculated from December 31, 1978

***The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,105.10	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10 Janus Growth Funds April 30, 2006

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 98.0%
Aerospace and Defense - 4.7%
5,401,628	BAE Systems PLC**	$41,124,397
4,658,990	Boeing Co.	388,792,715
1,494,360	Lockheed Martin Corp.	113,421,924
		543,339,036
Agricultural Chemicals - 1.8%
1,386,690	Monsanto Co.	115,649,946
648,568	Syngenta A.G.*	90,471,105
		206,121,051
Apparel Manufacturers - 0.5%
1,617,560	Coach, Inc.*	53,411,831
Applications Software - 1.9%
9,041,305	Microsoft Corp.	218,347,516
Automotive - Cars and Light Trucks - 1.5%
2,375,506	BMW A.G.**,#	129,318,586
3,368,400	Nissan Motor Company, Ltd.**	44,284,853
		173,603,439
Automotive - Truck Parts and Equipment - Original - 0.1%
694,895	Lear Corp.#	16,385,624
Beverages - Non-Alcoholic - 0.8%
1,549,975	PepsiCo, Inc.	90,270,544
Broadcast Services and Programming - 0.5%
7,548,271	Liberty Media Corp. - Class A*	63,028,063
Building - Residential and Commercial - 0.3%
51,365	NVR, Inc.*,#	38,780,575
Building and Construction Products - Miscellaneous - 0.3%
1,172,145	Masco Corp.	37,391,426
Building Products - Cement and Aggregate - 0.6%
1,093,265	Cemex S.A. de C.V. (ADR)#	73,817,253
Casino Hotels - 0.7%
1,053,425	Harrah's Entertainment, Inc.	86,001,617
Cellular Telecommunications - 0.7%
2,077,100	America Movil S.A. de C.V. - Series L (ADR)	76,665,761
Chemicals - Diversified - 0.5%
1,068,600	Shin-Etsu Chemical Company, Ltd.**	61,751,969
Commercial Banks - 0.6%
8,504	Mizuho Financial Group, Inc.**	72,519,071
Commercial Services - Finance - 1.3%
893,515	Moody's Corp.	55,406,865
2,408,627	Paychex, Inc.	97,284,445
		152,691,310
Computers - 2.1%
2,061,165	Apple Computer, Inc.*	145,085,405
1,309,440	Research In Motion, Ltd. (U.S. Shares)*	100,342,387
		245,427,792
Computers - Memory Devices - 2.1%
13,063,415	EMC Corp.*	176,486,737
1,016,710	SanDisk Corp.*	64,896,599
		241,383,336
Containers - Metal and Glass - 0.6%
1,596,965	Ball Corp.	63,846,661

Shares or Principal Amount		Value
Cosmetics and Toiletries - 3.1%
6,249,985	Procter & Gamble Co.	$363,811,627
Dental Supplies and Equipment - 0.5%
1,886,277	Patterson Companies, Inc.*,#	61,454,905
Distribution/Wholesale - 0.5%
7,139,500	Esprit Holdings, Ltd.	56,999,607
Diversified Minerals - 1.0%
2,258,405	Companhia Vale do Rio Doce (ADR)	116,353,026
Diversified Operations - 2.5%
8,492,190	General Electric Co.	293,744,852
E-Commerce/Services - 1.5%
2,214,603	eBay, Inc.*	76,204,489
3,356,212	IAC/InterActiveCorp*	96,893,841
		173,098,330
Electric - Generation - 0.5%
3,510,260	AES Corp.*	59,569,112
Electric Products - Miscellaneous - 0.6%
766,410	Emerson Electric Co.	65,106,530
Electronic Components - Semiconductors - 3.8%
6,626,115	Advanced Micro Devices, Inc.*	214,354,820
6,601,680	Texas Instruments, Inc.	229,144,312
		443,499,132
Electronic Forms - 0.8%
2,421,850	Adobe Systems, Inc.*	94,936,520
Enterprise Software/Services - 2.3%
2,238,595	CA, Inc.	56,770,769
6,886,240	Oracle Corp.*	100,470,242
2,069,110	SAP A.G. (ADR)**	113,035,479
		270,276,490
Entertainment Software - 1.6%
3,255,821	Electronic Arts, Inc.*	184,930,633
Finance - Credit Card - 1.6%
2,210,720	American Express Co.	118,958,844
1,167,700	Credit Saison Company, Ltd.**	61,223,106
		180,181,950
Finance - Investment Bankers/Brokers - 6.2%
7,197,950	JP Morgan Chase & Co.	326,642,971
1,759,205	Merrill Lynch & Company, Inc.	134,156,973
2,449,000	Mitsubishi UFJ Securities Company, Ltd.**	38,585,219
1,060,786	UBS A.G.#	125,734,190
823,125	UBS A.G. (ADR)	96,182,156
		721,301,509
Finance - Mortgage Loan Banker - 1.1%
2,474,885	Fannie Mae	125,229,181
Finance - Other Services - 0.5%
137,307	Chicago Mercantile Exchange Holdings, Inc.#	62,886,606
Food - Dairy Products - 0.7%
2,051,140	Dean Foods Co.*	81,245,655
Food - Retail - 1.0%
1,843,510	Whole Foods Market, Inc.	113,154,644
Food - Wholesale/Distribution - 0.5%
2,048,465	Sysco Corp.	61,228,619
Independent Power Producer - 0.5%
1,312,855	NRG Energy, Inc.*	62,478,769

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 11

Janus Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Insurance Brokers - 0.5%
1,928,360	Marsh & McLennan Companies, Inc.	$59,142,801
Internet Infrastructure Software - 0.4%
1,429,260	Akamai Technologies, Inc.*,#	48,151,769
Machinery - Construction and Mining - 0.3%
434,950	Joy Global, Inc.	28,571,866
Medical - Biomedical and Genetic - 2.3%
1,463,595	Amgen, Inc.*	99,085,382
2,783,120	Celgene Corp.*	117,336,339
646,288	Genentech, Inc.*	51,515,616
		267,937,337
Medical - Drugs - 5.0%
2,834,040	Abbott Laboratories	121,126,870
5,398,875	Merck & Company, Inc.	185,829,277
1,786,843	Roche Holding A.G.#	274,754,845
		581,710,992
Medical - Generic Drugs - 1.1%
3,143,006	Teva Pharmaceutical Industries, Ltd. (ADR)#	127,291,743
Medical - HMO - 2.8%
638,063	Aetna, Inc.	24,565,426
3,616,950	Coventry Health Care, Inc.*	179,653,906
2,424,730	UnitedHealth Group, Inc.	120,606,070
		324,825,402
Medical - Wholesale Drug Distributors - 1.0%
1,732,795	Cardinal Health, Inc.	116,703,743
Medical Instruments - 1.2%
3,732,975	Boston Scientific Corp.*	86,754,339
425,575	Intuitive Surgical, Inc.*	54,048,025
		140,802,364
Medical Products - 0.5%
1,031,070	Varian Medical Systems, Inc.*,#	54,007,447
Metal Processors and Fabricators - 1.2%
2,269,510	Precision Castparts Corp.	142,933,740
Networking Products - 0.8%
4,616,155	Cisco Systems, Inc.*	96,708,447
Oil - Field Services - 2.5%
2,093,520	Halliburton Co.	163,608,588
1,783,380	Schlumberger, Ltd. (U.S. Shares)**,#	123,302,893
		286,911,481
Oil Companies - Exploration and Production - 1.9%
943,615	Apache Corp.	67,034,410
1,452,895	EnCana Corp. (U.S. Shares)#	72,717,395
1,128,900	EOG Resources, Inc.#	79,282,646
		219,034,451
Oil Companies - Integrated - 2.5%
407,740	Amerada Hess Corp.	58,416,910
3,761,455	Exxon Mobil Corp.	237,272,581
		295,689,491
Oil Refining and Marketing - 0.3%
451,895	Valero Energy Corp.	29,255,682
Optical Supplies - 0.8%
854,800	Alcon, Inc. (U.S. Shares)	86,941,708
Pharmacy Services - 1.1%
2,683,925	Caremark Rx, Inc.	122,252,784

Shares or Principal Amount		Value
Real Estate Management/Services - 0.4%
2,020,000	Mitsubishi Estate Company, Ltd.**	$44,173,363
Reinsurance - 0.7%
27,981	Berkshire Hathaway, Inc. - Class B*	82,599,912
Retail - Apparel and Shoe - 1.2%
2,171,841	Industria de Diseno Textil S.A.**	88,365,301
1,302,815	Nordstrom, Inc.	49,936,899
		138,302,200
Retail - Building Products - 0.7%
1,302,775	Lowe's Companies, Inc.	82,139,964
Retail - Office Supplies - 1.3%
5,628,642	Staples, Inc.	148,652,435
Savings/Loan/Thrifts - 0.3%
2,111,534	NewAlliance Bancshares, Inc.#	30,490,551
Semiconductor Components/Integrated Circuits - 0.5%
967,845	Marvell Technology Group, Ltd.*	55,254,271
Soap and Cleaning Preparations - 0.9%
2,837,113	Reckitt Benckiser PLC**	103,420,783
Steel - Producers - 0.3%
2,509,858	Tata Steel, Ltd.	35,448,251
Telecommunication Services - 0.4%
1,432,795	NeuStar, Inc. - Class A*	50,291,105
Telephone - Integrated - 0.4%
8,382,820	Level 3 Communications, Inc.*,#	45,267,228
Television - 0.2%
751,618	Univision Communications, Inc. - Class A*,#	26,825,246
Therapeutics - 1.7%
1,603,410	Amylin Pharmaceuticals, Inc.*,#	69,828,506
2,287,100	Gilead Sciences, Inc.*	131,508,250
		201,336,756
Transportation - Railroad - 1.3%
1,923,680	Canadian National Railway Co. (U.S. Shares)	86,392,468
667,665	Union Pacific Corp.	60,897,725
		147,290,193
Transportation - Services - 2.1%
2,532,595	C.H. Robinson Worldwide, Inc.	112,320,588
1,559,300	United Parcel Service, Inc. - Class B	126,412,451
		238,733,039
Web Portals/Internet Service Providers - 3.7%
303,565	Google, Inc. - Class A*	126,871,956
9,409,395	Yahoo!, Inc.*	308,439,968
		435,311,924
Wireless Equipment - 3.3%
2,381,030	Crown Castle International Corp.*	80,121,660
6,938,865	Nokia Oyj (ADR)**	157,234,680
2,938,305	QUALCOMM, Inc.	150,852,579
		388,208,919
Total Common Stock (cost $9,245,435,979)		11,388,890,960
Money Markets - 1.6%
165,000,000	Janus Institutional Cash Reserves Fund 4.83%	165,000,000
25,000,000	Janus Money Market Fund 4.77%	25,000,000
Total Money Markets (cost $190,000,000)		190,000,000

See Notes to Schedules of Investments and Financial Statements.

12 Janus Growth Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Other Securities - 4.5%
522,862,639	State Street Navigator Securities Lending Prime Portfolio† (cost $522,862,639)	$522,862,639
Time Deposit - 0.1%
$11,900,000	ING Financial, ETD 4.86%, 5/1/06 (cost $11,900,000)	11,900,000
Total Investments (total cost $9,970,198,618) – 104.2%		12,113,653,599
Liabilities, net of Cash, Receivables and Other Assets – (4.2)%		(488,270,828)
Net Assets – 100%		$11,625,382,771

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$112,253,878	0.9%
Brazil	116,353,026	1.0%
Canada	259,452,250	2.1%
Finland	157,234,680	1.3%
Germany	242,354,065	2.0%
India	35,448,251	0.3%
Israel	127,291,743	1.1%
Japan	322,537,581	2.7%
Mexico	150,483,014	1.2%
Netherlands	123,302,893	1.0%
Spain	88,365,301	0.7%
Switzerland	674,084,004	5.6%
United Kingdom	144,545,180	1.2%
United States††	9,559,947,733	78.9%
Total	$12,113,653,599	100.0%

††Includes Short-Term Securities and Other Securities (72.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 10/19/06	20,700,000	$37,843,245	$(787,968)
Euro 6/28/06	88,900,000	112,579,871	(2,560,788)
Euro 8/24/06	8,500,000	10,800,699	(495,299)
Japanese Yen 8/24/06	9,000,000,000	80,376,886	(2,372,173)
Total		$241,600,701	$(6,216,228)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 13

Janus Enterprise Fund (unaudited)

Ticker: JAENX

Fund Snapshot

This growth fund pursues companies that have grown large enough to be well established but are small enough to still have room to grow.

Jonathan Coleman

portfolio manager

Performance Overview

During the six months ended April 30, 2006, as mid-cap stocks continued to outpace large-cap stocks, Janus Enterprise Fund advanced 14.29%. Meanwhile, the Fund's primary benchmark, the Russell Midcap® Growth Index returned 15.18%. The Fund's secondary benchmark, the S&P MidCap 400 Index, returned 15.27% for the same time period. While this short-term underperformance is disappointing, rest assured that we will not change our investment philosophy to chase momentary hot trends. In short, we look for companies with strong competitive barriers to entry, diverse and predictable revenue streams, an ability to expand profit margins over time, a strong stewardship of investors' capital, and appropriate valuations which we believe provide a reasonable risk and reward tradeoff.

As the performance of the market would suggest, the prior six months have been a strong period, particularly for small- and mid-sized companies. While deciphering the exact reasons for market strength (or weakness) in any period can be perilous, let me offer a few suggestions. First, the six-month period captures a significant rebound from the hurricane-related malaise that plagued the market last October. Consumer confidence, and therefore consumer spending, accelerated after a brief slowdown. As a result, GDP and corporate earnings have grown faster than expected. Additionally, the market has anticipated that the Federal Reserve may be close to ending the series of rate hikes it began in mid-2004. Finally, while energy prices remain elevated, the economy has so far proved to be much more resilient than in the 1970s, the last such period of sustained high energy prices.

Market strength has also been relatively concentrated, with certain groups experiencing very significant price moves in short periods of time. Of particular strength were the capital goods, materials, and telecommunications services industries. These industries are experiencing accelerating demand for their products and services, driven in large part by a surge in capital spending after several years of retrenchment. Given my long-standing investment philosophy that we should have exposure to a broad array of industries rather than a highly concentrated portfolio, there are inevitably periods when our breadth of holdings works against us. This certainly occurred during the last six months. Nevertheless, I do believe that over an entire cycle of up and down markets the approach has considerable merit.

Investment Strategy

As always, there were certain sectors which were positive and negative contributors to performance. I am pleased to report that given the strong market performance, we had positive absolute returns in every sector except for utilities, where we sustained a small loss. Contributing to the Fund's underperformance versus its benchmark were holdings in the materials, healthcare equipment and services, and energy sectors. While we made money in these sectors on an absolute basis, we were either underweight in a strong group or did a poor job of stock selection within the group during the six-month period. We did a better job with our picks in the automobiles and components, media, and pharmaceuticals and biotechnology sectors. Of particular strength was long time holding Celgene, which I have written about in past letters. The company received Federal Drug Administration approval for its cancer-fighting agent Revlimid and the early market uptake appears positive.

Heavy Equipment and RV Manufacturer Boosted Performance

I'd like to discuss a couple of stocks that worked well for us during the period and give you some context on how they fit into our investment philosophy. Industrial heavy equipment manufacturer Terex produced very strong results during the period, aided by increasing demand for its mining, crane and aerial lift businesses. We became interested in Terex after meeting with the company in early 2005 and spending time understanding the company's strategic priorities. Several years ago Terex undertook a strategic review of the business, deciding to de-emphasize acquisitions and instead focus on driving returns on invested capital higher. The company has been able to do this by improving operating margins and reducing its working capital such as inventories and accounts receivable, which unnecessarily tie up cash. Our investment philosophy has consistently been predicated on investing in companies which are growing revenues and earnings while also increasing returns on invested capital. Terex has done just that, showing impressive operating leverage in recent quarters. To be more specific, revenue increased 27% in 2005 versus 2004, while operating profit increased 75% when compared to the prior year. Importantly, returns on invested capital have also increased more than five percentage points over the prior year. These factors led to very strong share price performance. As Terex has become more fairly valued by the market, we have used the opportunity to trim back our holdings.

Towable recreational vehicle (RV) manufacturer Thor Industries is perhaps best known for its iconic Airstream trailer brand. Thor is run by CEO Wade Thompson, who purchased a loss-making Airstream from conglomerate Beatrice International Holdings in 1980. Mr. Thompson is a manager who thinks like an owner, because he in fact owns 30% of the company. As a result, he allocates capital with the care that we value in our core holdings and rewards his managers who expand market share and do so profitably. The proof is in the numbers. Thor has been profitable every year since going public in 1987 and boasts returns on invested capital of greater than 30% in an industry when many competitors struggle with profitability. We believe that Thor can capitalize on a demographic tailwind as baby boomers enter their retirement years. The propensity to purchase an RV increases dramatically after the age of 50 and we believe Thor has the product breadth to serve the demand. Thor's business has held up very well in spite of the increases in gasoline prices, in part because the majority of its sales are in towable RVs, as opposed to larger more expensive motorized RVs. Consumers have traded down to the cheaper product, which has benefited Thor at the expense of some competitors. While we admire Thor and its management tremendously, we have used the strength in the stock to lighten our position.

Healthcare Industry Holdings Detracted from Performance

I'd also like to discuss some of our losers in the period, explain our investment rationale, and tell you what we have done in response to the disappointments. Several of our most significant losses in the

14 Janus Growth Funds April 30, 2006

(unaudited)

period came in the healthcare industry. Implantable cardiac device manufacturer St. Jude Medical has been a holding in the Fund for over 4 years and has delivered good returns over that period. St. Jude has proven very adept at developing new products with large addressable end markets. This product innovation has driven compounded annual growth in sales of greater than 20% over the last 4 years. Nevertheless, the company has recently experienced a slowing growth rate for its products as the potential patient population for its devices has become more fully penetrated by St. Jude and its competitors. While we believe St. Jude has an enviable franchise, we have become increasingly concerned that the market slowdown could last for an extended period of time. As a result, we have trimmed the position considerably. We continue to monitor market trends closely and, for now, hold our remaining St. Jude shares given their reasonable current valuation.

We also experienced disappointing performance from a more recent purchase, Patterson Companies. Established in 1877, Patterson is a dental and veterinary supply distributor that has an enviable long-term track record of earnings growth, most recently having compounded earnings growth of 21% over the last 9 years. Additionally, the company boasts very high returns on its capital, with returns on equity of 16% or higher each of the last 5 years. As the numbers suggest, this is not the proverbial flash in the pan. I have long admired the company, but I had not owned the stock in the past. In the last 4 quarters the company's growth rate has slowed, causing the stock to underperform sharply. We believe this slowing growth rate is a temporary phenomenon and we initiated a position. In retrospect, we started purchasing too soon, as the stock has continued to perform poorly relative to the market since our purchase. Over the long-term we like the opportunity for Patterson to continue to gain share in the very fragmented dental and veterinary markets. We are impressed with the company's 12% operating margins, which are quite strong for a distributor. We have modestly added to our position, as our research suggests signs of better financial results in future periods.

Summary

As I always do in this space, I would like to reiterate to you that I am an investor alongside you in Janus Enterprise Fund. I invest a portion of every paycheck in the Fund and I have never sold a share of the Fund as long as I have managed it. I take the obligation of trust very seriously and work every day to support the trust you have placed in me and in Janus.

Thank you for your investment in Janus Enterprise Fund.

Janus Enterprise Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	1.44%
Terex Corp. Diversified global manufacturer - U.S.	0.87%
Thor Industries, Inc. Recreation vehicle producer/seller - U.S.	0.81%
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	0.79%
Lamar Advertising Co. Outdoor advertising company - U.S.	0.74%

5 Largest Detractors from Performance – Holdings

Contribution
Reliant Energy, Inc. Electricity and energy services provider - U.S.	(0.28%)
St. Jude Medical, Inc. Cardiovascular medical devices servicer - U.S.	(0.25%)
Patterson Companies, Inc. Dental, veterinary and rehabilitation supplies distributor - U.S.	(0.24%)
Alcon, Inc. (U.S. Shares) Eye care company - U.S.	(0.22%)
Coventry Health Care, Inc. Managed company - U.S.	(0.14%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Semiconductor & Semiconductor Equipment	1.79%	7.67%	7.46%
Pharmaceuticals & Biotechnology	1.78%	8.35%	5.58%
Capital Goods	1.61%	4.27%	7.58%
Diversified Financials	1.51%	6.82%	4.80%
Media	1.02%	5.17%	3.82%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Utilities	(0.28%)	0.01%	0.91%
Banks	0.00%	0.19%	1.65%
Food & Staples Retailing	0.00%	0.00%	0.52%
Household & Personal Products	0.00%	0.40%	0.61%
Materials	0.01%	3.77%	2.98%

Janus Growth Funds April 30, 2006 15

Janus Enterprise Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006

Lamar Advertising Co. Advertising Sales	3.4%
Celgene Corp. Medical - Biomedical and Genetic	3.4%
EOG Resources, Inc. Oil Companies - Exploration and Production	3.0%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	2.5%
Nextel Partners, Inc. - Class A Cellular Telecommunications	2.4%
14.7%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 0.4% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

16 Janus Growth Funds April 30, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Enterprise Fund	14.29%	29.21%		1.87%		6.69%		11.63%
Russell Midcap® Growth Index	15.18%	28.27%		5.77%		8.92%		11.38%
S&P MidCap 400 Index	15.27%	28.32%		10.73%		14.33%		15.07%
Lipper Quartile	N/A	3	rd	3	rd	3	rd	2	nd
Lipper Ranking - based on total return for Mid-Cap Growth Funds	N/A**	324/563		257/357		88/128		20/49

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – September 1, 1992

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Funds that emphasize investments in small-sized companies may experience greater price volatility.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,142.90	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

*Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds April 30, 2006 17

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 97.6%
Advertising Sales - 3.4%
1,167,170	Lamar Advertising Co.*	$64,182,677
Agricultural Chemicals - 1.3%
268,530	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	25,424,420
Airlines - 0.9%
372,978	Ryanair Holdings PLC (ADR)*,#	17,559,804
Apparel Manufacturers - 0.8%
445,600	Coach, Inc.*	14,713,712
Applications Software - 0.5%
221,060	Citrix Systems, Inc.*	8,824,715
Batteries and Battery Systems - 0.4%
139,195	Energizer Holdings, Inc.*,#	7,119,824
Broadcast Services and Programming - 0.4%
545,665	CKX, Inc.*,#	7,699,333
Building - Mobile Home and Manufactured Homes - 1.2%
433,475	Thor Industries, Inc.	21,881,818
Building - Residential and Commercial - 1.0%
25,410	NVR, Inc.*,#	19,184,550
Casino Services - 0.8%
391,190	Scientific Games Corp. - Class A*,#	14,900,427
Cellular Telecommunications - 2.4%
1,609,163	Nextel Partners, Inc. - Class A*,#	45,603,679
Coal - 0.5%
401,000	Alpha Natural Resources, Inc.*,#	10,069,110
Commercial Banks - 0.5%
183,970	SVB Financial Group*,#	9,340,157
Commercial Services - 0.9%
420,962	Iron Mountain, Inc.*,#	16,459,614
Commercial Services - Finance - 3.4%
456,910	Jackson Hewitt Tax Service, Inc.#	13,652,471
337,111	Moody's Corp.	20,904,253
716,691	Paychex, Inc.	28,947,149
		63,503,873
Computer Services - 1.6%
689,225	Ceridian Corp.*	16,699,921
457,655	IHS, Inc. - Class A*,#	12,960,790
		29,660,711
Computers - 1.0%
257,287	Apple Computer, Inc.*	18,110,432
Computers - Memory Devices - 0.3%
98,490	SanDisk Corp.*	6,286,617
Containers - Metal and Glass - 3.0%
888,855	Ball Corp.	35,536,423
1,180,980	Owens-Illinois, Inc.*	21,588,314
		57,124,737
Data Processing and Management - 0.7%
307,850	NAVTEQ Corp.*,#	12,781,932
Dental Supplies and Equipment - 0.8%
481,330	Patterson Companies, Inc.*,#	15,681,731
Diagnostic Kits - 1.5%
721,650	Dade Behring Holdings, Inc.	28,144,350

Shares or Principal Amount		Value
Distribution/Wholesale - 0.7%
886,500	Esprit Holdings, Ltd.	$7,077,548
2,278,000	Li & Fung, Ltd.	5,406,111
		12,483,659
E-Commerce/Products - 0.4%
151,000	Submarino S.A. (GDR)*	8,087,032
E-Commerce/Services - 1.1%
708,220	IAC/InterActiveCorp*	20,446,311
Electric Products - Miscellaneous - 1.2%
478,365	AMETEK, Inc.#	23,569,044
Electronic Components - Semiconductors - 3.2%
893,135	Advanced Micro Devices, Inc.*	28,892,917
665,380	ATI Technologies, Inc. (U.S. Shares)*,#	10,326,698
445,695	International Rectifier Corp.*,#	20,145,414
		59,365,029
Electronic Measuring Instruments - 0.8%
303,582	Trimble Navigation, Ltd.*	14,383,715
Entertainment Software - 1.6%
1,333,031	Activision, Inc.*	18,915,710
181,835	Electronic Arts, Inc.*	10,328,228
		29,243,938
Fiduciary Banks - 0.9%
280,590	Northern Trust Corp.	16,523,945
Finance - Investment Bankers/Brokers - 0.5%
280,435	optionsXpress Holdings, Inc.	8,833,703
Finance - Other Services - 1.5%
61,875	Chicago Mercantile Exchange Holdings, Inc.	28,338,750
Food - Canned - 0.8%
582,729	TreeHouse Foods, Inc.*	15,267,500
Food - Dairy Products - 2.4%
1,125,537	Dean Foods Co.*	44,582,521
Hotels and Motels - 0.6%
32,680	Four Seasons Hotels, Inc.	1,765,374
160,935	Starwood Hotels & Resorts Worldwide, Inc.	9,234,450
		10,999,824
Human Resources - 1.2%
335,405	Manpower, Inc.	21,851,636
Industrial Automation and Robotics - 0.6%
164,585	Rockwell Automation, Inc.	11,925,829
Instruments - Controls - 0.4%
117,590	Mettler-Toledo International, Inc.*	7,619,832
Instruments - Scientific - 1.2%
317,887	Fisher Scientific International, Inc.*	22,426,928
Insurance Brokers - 0.4%
220,520	Willis Group Holdings, Ltd.	7,751,278
Internet Content - Information/News - 0.3%
543,715	CNET Networks, Inc.*,#	5,861,248
Investment Management and Advisory Services - 3.0%
178,065	National Financial Partners Corp.#	9,259,380
566,865	T. Rowe Price Group, Inc.#	47,724,364
		56,983,744
Leisure and Recreation Products - 0.5%
236,295	Brunswick Corp.#	9,267,490

See Notes to Schedules of Investments and Financial Statements.

18 Janus Growth Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Machinery - Construction and Mining - 0.8%
168,455	Terex Corp.*	$14,579,780
Machinery - Pumps - 0.6%
252,575	Graco, Inc.#	11,807,881
Medical - Biomedical and Genetic - 4.2%
1,496,490	Celgene Corp.*	63,092,017
248,160	Invitrogen Corp.*,#	16,381,042
		79,473,059
Medical - Drugs - 0.4%
179,370	Forest Laboratories, Inc.*	7,242,961
Medical - HMO - 1.3%
500,118	Coventry Health Care, Inc.*	24,840,861
Medical - Nursing Homes - 0.9%
373,885	Manor Care, Inc.#	16,394,857
Medical Instruments - 2.0%
100,200	Intuitive Surgical, Inc.*	12,725,400
344,460	Kyphon, Inc.*,#	14,312,313
274,160	St. Jude Medical, Inc.*	10,823,837
		37,861,550
Medical Labs and Testing Services - 0.4%
131,200	Covance, Inc.*,#	7,655,520
Medical Products - 0.8%
298,385	Varian Medical Systems, Inc.*	15,629,406
Motion Pictures and Services - 0.5%
1,040,940	Lions Gate Entertainment Corp. (U.S. Shares)*	10,169,984
Multi-Line Insurance - 1.1%
425,345	Assurant, Inc.	20,488,869
Networking Products - 0.4%
401,950	Juniper Networks, Inc.*	7,428,036
Oil Companies - Exploration and Production - 4.2%
256,350	Chesapeake Energy Corp.#	8,121,168
133,030	Complete Production Services, Inc.*	3,515,983
798,985	EOG Resources, Inc.	56,112,716
210,155	Forest Oil Corp.*,#	7,685,368
170,078	Mariner Energy, Inc.*	3,308,017
		78,743,252
Optical Supplies - 0.6%
115,250	Alcon, Inc. (U.S. Shares)	11,722,078
Pipelines - 2.1%
457,606	Kinder Morgan, Inc.#	40,278,480
Property and Casualty Insurance - 1.0%
523,177	W. R. Berkley Corp.	19,577,283
Radio - 0.6%
531,670	XM Satellite Radio Holdings, Inc. - Class A*,#	10,750,367
Recreational Vehicles - 0.8%
332,030	Polaris Industries, Inc.#	15,904,237
Reinsurance - 1.7%
10,527	Berkshire Hathaway, Inc. - Class B*	31,075,704
REIT - Mortgages - 1.0%
812,335	CapitalSource, Inc.#	19,089,873
Respiratory Products - 0.9%
437,975	Respironics, Inc.*	16,038,645

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 0.3%
138,620	Nordstrom, Inc.	$5,313,305
Retail - Auto Parts - 0.6%
297,309	Advance Auto Parts, Inc.	11,957,768
Retail - Office Supplies - 2.2%
299,625	Office Depot, Inc.*,#	12,158,783
1,118,815	Staples, Inc.#	29,547,904
		41,706,687
Schools - 0.6%
211,359	Apollo Group, Inc. - Class A*,#	11,548,656
Semiconductor Components/Integrated Circuits - 3.2%
1,019,410	Cypress Semiconductor Corp.*,#	17,493,076
352,845	Linear Technology Corp.#	12,525,998
519,155	Marvell Technology Group, Ltd.*	29,638,558
		59,657,632
Semiconductor Equipment - 0.7%
258,550	KLA-Tencor Corp.	12,451,768
Telecommunication Services - 1.6%
611,140	Amdocs, Ltd. (U.S. Shares)*	22,734,408
393,515	Time Warner Telecom, Inc. - Class A*,#	6,599,247
		29,333,655
Telephone - Integrated - 0.2%
820,150	Level 3 Communications, Inc.*,#	4,428,810
Television - 0.9%
464,738	Univision Communications, Inc. - Class A*,#	16,586,499
Therapeutics - 2.9%
366,228	Gilead Sciences, Inc.*	21,058,110
486,527	Neurocrine Biosciences, Inc.*	27,907,189
91,860	United Therapeutics Corp.*	5,470,263
		54,435,562
Toys - 1.1%
1,044,122	Marvel Entertainment, Inc.*,#	20,370,820
Transportation - Equipment and Leasing - 0.2%
98,440	GATX Corp.#	4,606,992
Transportation - Marine - 0.6%
219,495	Alexander & Baldwin, Inc.	10,946,216
Transportation - Railroad - 0.9%
366,770	Canadian National Railway Co. (U.S. Shares)	16,471,641
Transportation - Services - 1.0%
226,860	Expeditors International of Washington, Inc.#	19,421,485
Transportation - Truck - 1.4%
229,565	Con-Way, Inc.#	12,791,362
327,920	Landstar System, Inc.#	13,933,321
		26,724,683
Web Hosting/Design - 0.8%
222,981	Equinix, Inc.*	14,694,448
Wireless Equipment - 1.5%
830,135	Crown Castle International Corp.*,#	27,934,043
Total Common Stock (cost $1,185,206,182)		1,835,414,532

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 19

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Equity-Linked Structured Notes - 0.8%
Finance - Investment Bankers/Brokers - 0.8%
376,070	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§ (cost $13,162,450)	$15,166,903
Other Securities - 12.2%
229,175,404	State Street Navigator Securities Lending Prime Portfolio† (cost $229,175,404)	229,175,404
Time Deposit - 2.3%
$44,200,000	ING Financial, ETD 4.86%, 5/1/06 (cost $44,200,000)	44,200,000
Total Investments (total cost $1,471,744,036) – 112.9%		2,123,956,839
Liabilities, net of Cash, Receivables and Other Assets – (12.9)%		(241,860,248)
Net Assets – 100%		$1,882,096,591

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$49,873,495	2.3%
Brazil	8,087,032	0.4%
Canada	64,158,117	3.0%
Ireland	17,559,804	0.8%
Switzerland	11,722,078	0.6%
United Kingdom	22,734,408	1.1%
United States††	1,949,821,905	91.8%
Total	$2,123,956,839	100.0%

††Includes Short-Term Securities and Other Securities (78.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

20 Janus Growth Funds April 30, 2006

Janus Mercury Fund (unaudited)

Ticker: JAMRX

Fund Snapshot

This diversified growth fund typically pursues larger companies believed to be well-positioned for future growth.

Team Based Approach

Led by Jim Goff

Director of Research

Performance Overview

Preoccupation with rising interest rates and historically high oil prices failed to deter the enthusiasm of U.S. investors during the six-month period ended April 30, 2006. As a result, the major domestic indexes settled near five-year highs. During the period, Janus Mercury Fund gained 8.63%, topping its primary benchmark, the Russell 1000® Growth Index, which returned 7.06%. The Fund's results slightly underperformed those of its secondary benchmark, the S&P 500® Index, which returned 9.64% during the period.

Our Investment Process

The Fund spent a portion of the period in transition as portfolio manager David Corkins stepped down after three successful years at the helm so that he could take over as manager of Janus Fund, effective February 1. We consequently moved the management of this Fund to a team-based model, where ideas for investments come from Janus' entire research team. Janus' eight sector teams each manage a portion of the Fund in-line with the representation of its sector in the Russell 1000® Growth Index. Each sector sleeve is composed of the highest conviction "buy-rated" stock ideas from Janus' sector specialists.

As Janus expects to cover 1,200 companies in 2006, I feel confident that there will be no shortage of good ideas from our experienced Janus research team. By focusing on what we believe are the best prospects for the long haul, we hope to deliver Index-beating returns in a moderate risk fashion.

Contributors to Fund Performance

The top-performing individual stock during the period was Canadian National Railway, which extended a rally that ran through the latter part of 2005 and into 2006. The North American freight train system operator delivered robust earnings growth, supported by solid gains in its coal, intermodal and grain transporting segments.

Biotechnology company Celgene also contributed significantly to gains. The stock started 2006 on a roll after the Food and Drug Administration approved its Revlimid treatment for myelodysplastic syndromes, a blood-borne cancer, in the final days of December. Less than two months later, it received another boost when regulators granted priority status to Celgene's application to approve Revlimid for the treatment of multiple myeloma, a bone marrow-based cancer. The accelerated decision is expected by the end of June, and we anticipate the drug will be well received by the medical community for both indications.

A newer holding, Tata Steel of India, outperformed as it posted double-digit gains in finished steel production – benefiting from sustained high global demand for the metal. Janus research analyst Laurent Saltiel believes this Indian steel producer is well exposed to the fastest-growing region of the world. Based on a recent study on 23 world class steel makers, Tata Steel has been ranked the best steel company in the world by World Steel Dynamics, a leading steel industry consultant. Tata Steel owes its competitiveness to high productivity, low labor costs, integration into coal and iron ore production and high manufacturing quality standards. We expect Tata to continue to have strong positive sales growth and returns of capital.

Financial services giant JP Morgan Chase advanced as it announced highly regarded industry executive James Dimon would ascend to the role of chief executive officer six months ahead of schedule. The market is beginning to realize the increased returns and profit that may result from the merger of the legacy Bank One and JP Morgan Chase businesses. Meanwhile, we believe the company's earnings growth remains healthy, supported by increasing margins from merger savings and broad returns across its consumer and wholesale banking franchises. While we remain upbeat on the bank's outlook, we took some profits to keep our position size within our range of comfort.

Detractors from Fund Performance

The period's worst performer was health insurer Aetna, which slipped as costs crept up. Disheartened by the increasing emphasis on membership numbers – and not cash flow performance – we trimmed the Fund's exposure.

Also weighing significantly on returns was Internet services provider Yahoo!. Frequently compared to Web search giant Google (another Fund holding), Yahoo! has taken longer to effectively grow search advertising revenues, which has disappointed some investors. We see the momentum building, but because it has occurred at a slower pace than anticipated,

Janus Growth Funds April 30, 2006 21

Janus Mercury Fund (unaudited)

we're closely monitoring the situation and have scaled back our position. That said, we believe the company's valuation is not much higher than the broader market, it has good fundamentals and its growth prospects are solid, so we remain invested.

Higher energy and raw material prices hurt returns at glass container and packaging concern Owens-Illinois, a newer position. The company is making progress on an ambitious long-term cost-cutting plan that will boost returns, but investors reacted strongly to disappointing near-term earnings. We expected that this company would require some patience when we purchased it, and we still see upside potential.

Looking Forward

Of course, we know that even the best-researched ideas can falter. But by leveraging the top picks from Janus' exceptional analyst team and taking a methodical approach to building and maintaining this Fund, we believe we are offering exposure to market leaders from a broad cross-section of the stock universe. At the same time, by keeping the Fund well-diversified, we're diminishing the potential risk factors that result from outsized investments in a small group of companies or industries.

Thank you for your continued investment in Janus Mercury Fund.

Janus Mercury Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Canadian National Railway Co. (U.S. Shares) Railroad track operator - Canada	0.65%
Samsung Electronics Company, Ltd. Diversified electronics company - Korea	0.58%
Celgene Corp. Global biopharmaceutical company - U.S.	0.57%
Tata Steel, Ltd. Steel company - India	0.55%
JP Morgan Chase & Co. Financial products and services provider - U.S.	0.49%

5 Largest Detractors from Performance – Holdings

Contribution
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.34%)
Yahoo!, Inc. Global Internet media company - U.S.	(0.26%)
Coventry Health Care, Inc. Managed company - U.S.	(0.20%)
Whole Foods Market, Inc. Natural food supermarkets owner/operator - U.S.	(0.19%)
Owens-Illinois, Inc. Plastic and glass packaging manufacturer - U.S.	(0.17%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Transportation	1.41%	4.90%	1.84%
Semiconductors & Semiconductor Equipment	1.10%	7.13%	3.15%
Pharmaceuticals & Biotechnology	1.05%	9.33%	7.88%
Energy	0.84%	6.78%	9.65%
Materials	0.81%	3.32%	3.01%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(0.43%)	9.02%	5.17%
Food & Staples Retailing	(0.19%)	1.95%	2.38%
Utilities	(0.10%)	0.69%	3.30%
Commercial Services & Supplies	(0.05%)	0.35%	0.73%
Consumer Durables & Apparel	0.01%	4.86%	1.31%

22 Janus Growth Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006

General Electric Co. Diversified Operations	2.4%
United Parcel Service, Inc. - Class B Transportation - Services	2.3%
Roche Holding A.G. Medical - Drugs	1.9%
Dean Foods Co. Food - Dairy Products	1.9%
Procter & Gamble Co. Cosmetics and Toiletries	1.8%
10.3%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 5.0% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Growth Funds April 30, 2006 23

Janus Mercury Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Mercury Fund	8.63%	19.00%		(1.74)%		8.56%		12.70%
Russell 1000® Growth Index	7.06%	15.18%		(0.76)%		6.21%		8.76%
S&P 500® Index	9.64%	15.42%		2.70%		8.94%		10.76%
Lipper Quartile	N/A	2	nd	3	rd	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	N/A**	210/698		306/474		18/165		1/84

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 3, 1993

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,086.30	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81

*Expenses are equal to the annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24 Janus Growth Funds April 30, 2006

Janus Mercury Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 95.8%
Advertising Sales - 0.4%
314,250	Lamar Advertising Co.*	$17,280,608
Aerospace and Defense - 1.9%
1,734,500	BAE Systems PLC**	13,205,328
780,380	Boeing Co.	65,122,711
		78,328,039
Agricultural Chemicals - 1.0%
260,540	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)**	24,667,927
121,803	Syngenta A.G.*,**	16,990,743
		41,658,670
Agricultural Operations - 0.5%
370,675	Bunge, Ltd.	19,775,511
Apparel Manufacturers - 1.1%
987,660	Coach, Inc.*	32,612,534
955,690	Quiksilver, Inc.*,#	13,064,282
		45,676,816
Applications Software - 1.0%
1,712,650	Microsoft Corp.	41,360,498
Athletic Footwear - 0.8%
375,650	NIKE, Inc. - Class B	30,743,196
Automotive - Cars and Light Trucks - 1.7%
782,508	BMW A.G.**,#	42,598,431
132,220	Hyundai Motor Company, Ltd.**	11,621,117
983,600	Nissan Motor Company, Ltd.**,#	12,931,535
		67,151,083
Beverages - Wine and Spirits - 0.6%
124,010	Pernod Ricard S.A.**,#	24,046,650
Broadcast Services and Programming - 0.4%
818,295	Liberty Global, Inc. - Class A*	16,946,889
Building - Mobile Home and Manufactured Homes - 0.2%
195,030	Thor Industries, Inc.	9,845,114
Building - Residential and Commercial - 2.0%
51,535	NVR, Inc.*,#	38,908,925
1,081,995	Pulte Homes, Inc.#	40,412,513
		79,321,438
Casino Hotels - 0.4%
209,920	Harrah's Entertainment, Inc.#	17,137,869
Cellular Telecommunications - 0.8%
4,289,500	China Mobile, Ltd.#	24,951,498
142,600	Hikari Tsushin, Inc.**,#	8,816,616
		33,768,114
Commercial Banks - 0.9%
575,585	Commerce Bancorp, Inc.#	23,219,099
223,590	SVB Financial Group* , #	11,351,664
		34,570,763
Commercial Services - Finance - 0.8%
769,745	Paychex, Inc.	31,090,001
Computer Services - 0.7%
1,132,480	Ceridian Corp.*	27,439,990
Computers - 0.7%
423,050	Apple Computer, Inc.*	29,778,490

Shares or Principal Amount		Value
Computers - Memory Devices - 2.3%
3,230,985	EMC Corp.*	$43,650,607
784,745	SanDisk Corp.*,#	50,090,274
		93,740,881
Containers - Metal and Glass - 1.9%
624,080	Ball Corp.	24,950,718
2,903,845	Owens-Illinois, Inc.*	53,082,287
		78,033,005
Cosmetics and Toiletries - 2.9%
747,840	Colgate-Palmolive Co.	44,212,301
1,250,695	Procter & Gamble Co.	72,802,956
		117,015,257
Data Processing and Management - 0.4%
373,455	NAVTEQ Corp.*,#	15,505,852
Dental Supplies and Equipment - 0.8%
941,720	Patterson Companies, Inc.*,#	30,681,238
Diagnostic Kits - 0.7%
753,555	Dade Behring Holdings, Inc.	29,388,645
Distribution/Wholesale - 0.6%
3,190,000	Esprit Holdings, Ltd.#	25,467,994
Diversified Operations - 3.5%
2,806,400	General Electric Co.	97,073,375
1,640,615	Tyco International, Ltd. (U.S. Shares)	43,230,205
		140,303,580
E-Commerce/Products - 0.3%
380,000	Submarino S.A.*	10,287,494
E-Commerce/Services - 0.8%
1,071,755	IAC/InterActiveCorp*	30,941,567
Electric - Generation - 0.7%
1,732,360	AES Corp.*	29,398,149
Electronic Components - Semiconductors - 4.9%
1,635,690	Advanced Micro Devices, Inc.*	52,914,571
6,888,374	ARM Holdings PLC**	17,083,389
952,430	Microsemi Corp.*,#	26,020,388
41,822	Samsung Electronics Company, Ltd.**	28,555,309
791,220	SiRF Technology Holdings, Inc.*,#	27,020,163
1,493,570	Texas Instruments, Inc.	51,841,814
		203,435,634
Electronic Forms - 1.0%
991,785	Adobe Systems, Inc.*	38,877,972
Energy - Alternate Sources - 0.7%
780,575	Suntech Power Holdings Company, Ltd. (ADR)*,#	26,765,917
Enterprise Software/Services - 1.3%
3,697,617	Oracle Corp.*	53,948,232
Entertainment Software - 1.2%
1,129,675	Activision, Inc.*	16,030,088
559,884	Electronic Arts, Inc.*	31,801,411
		47,831,499
Finance - Credit Card - 1.1%
826,755	American Express Co.	44,487,687

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 25

Janus Mercury Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 2.8%
886,220	JP Morgan Chase & Co.	$40,216,664
473,485	Merrill Lynch & Company, Inc.	36,107,966
689,170	optionsXpress Holdings, Inc.	21,708,855
138,400	UBS A.G. (ADR)**	16,172,040
		114,205,525
Finance - Mortgage Loan Banker - 0.9%
700,445	Fannie Mae	35,442,517
Food - Dairy Products - 1.9%
1,928,045	Dean Foods Co.*	76,369,862
Food - Retail - 1.6%
417,575	Metro A.G.**,#	23,632,941
686,245	Whole Foods Market, Inc.	42,121,718
		65,754,659
Food - Wholesale/Distribution - 1.0%
1,367,600	Sysco Corp.	40,877,564
Hotels and Motels - 0.3%
198,100	Four Seasons Hotels, Inc.**	10,701,362
Independent Power Producer - 0.8%
665,460	NRG Energy, Inc.*	31,669,241
Insurance Brokers - 0.7%
632,305	Marsh & McLennan Companies, Inc.#	19,392,794
247,605	Willis Group Holdings, Ltd.	8,703,316
		28,096,110
Internet Infrastructure Software - 0.4%
513,150	Akamai Technologies, Inc.*,#	17,288,024
Internet Security - 0.4%
790,255	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	15,291,434
Investment Management and Advisory Services - 0.4%
350,185	National Financial Partners Corp.#	18,209,620
Medical - Biomedical and Genetic - 3.2%
516,685	Amgen, Inc.*	34,979,575
1,399,770	Celgene Corp.*	59,014,302
422,862	Genentech, Inc.*	33,706,330
		127,700,207
Medical - Drugs - 4.1%
819,725	Abbott Laboratories	35,035,047
716,153	Cubist Pharmaceuticals, Inc.*	16,235,189
1,158,555	Merck & Company, Inc.	39,877,462
497,108	Roche Holding A.G.**	76,438,070
		167,585,768
Medical - Generic Drugs - 0.9%
881,809	Teva Pharmaceutical Industries, Ltd. (ADR)#	35,713,265
Medical - HMO - 3.0%
525,470	Aetna, Inc.	20,230,595
1,375,602	Coventry Health Care, Inc.*	68,326,151
673,665	UnitedHealth Group, Inc.	33,508,097
		122,064,843
Medical - Nursing Homes - 1.1%
980,640	Manor Care, Inc.#	43,001,064
Medical Instruments - 1.0%
306,870	Intuitive Surgical, Inc.*	38,972,490

Shares or Principal Amount		Value
Medical Products - 0.8%
621,590	Varian Medical Systems, Inc.*,#	$32,558,884
Networking Products - 1.2%
2,573,795	Juniper Networks, Inc.*,#	47,563,732
Oil - Field Services - 0.8%
424,620	Halliburton Co.#	33,184,053
Oil Companies - Exploration and Production - 2.2%
459,760	Apache Corp.	32,661,351
266,729	EnCana Corp.**	13,331,082
276,505	EnCana Corp. (U.S. Shares)**	13,839,075
434,725	EOG Resources, Inc.	30,530,737
		90,362,245
Oil Companies - Integrated - 0.7%
210,070	Amerada Hess Corp.	30,096,729
Oil Refining and Marketing - 1.7%
1,547,602	Reliance Industries, Ltd.	34,774,514
524,330	Valero Energy Corp.	33,945,124
		68,719,638
Real Estate Operating/Development - 0.9%
8,536,000	Capitaland, Ltd.#	26,457,335
159,665	St. Joe Co.#	8,966,786
		35,424,121
Recreational Vehicles - 0.4%
320,950	Polaris Industries, Inc.#	15,373,505
Reinsurance - 0.9%
11,905	Berkshire Hathaway, Inc. - Class B*	35,143,560
Retail - Apparel and Shoe - 1.4%
616,369	Industria de Diseno Textil S.A.**,#	25,078,094
775,245	Nordstrom, Inc.#	29,715,141
		54,793,235
Retail - Auto Parts - 0.2%
196,005	Advance Auto Parts, Inc.	7,883,321
Retail - Computer Equipment - 0.4%
331,845	GameStop Corp. - Class A*,#	15,663,084
Retail - Office Supplies - 0.9%
1,396,182	Staples, Inc.	36,873,167
Retail - Regional Department Stores - 0.9%
462,700	Federated Department Stores, Inc.	36,021,195
Schools - 0.5%
365,065	Apollo Group, Inc. - Class A*	19,947,152
Semiconductor Components/Integrated Circuits - 2.2%
2,803,760	Cypress Semiconductor Corp.*,#	48,112,522
1,172,900	Maxim Integrated Products, Inc.	41,356,454
		89,468,976
Semiconductor Equipment - 0.7%
1,367,775	ASM Lithography Holding N.V. (U.S. Shares)*,** , #	28,928,441
Soap and Cleaning Preparations - 0.6%
630,416	Reckitt Benckiser PLC**	22,980,444
Steel - Producers - 1.4%
3,934,530	Tata Steel, Ltd.	55,569,759
Sugar - 0.3%
1,029,334	Bajaj Hindusthan, Ltd.	11,837,341

See Notes to Schedules of Investments and Financial Statements.

26 Janus Growth Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Telecommunication Services - 0.8%
922,665	Amdocs, Ltd. (U.S. Shares)*,**	$34,323,138
Television - 0.5%
2,244,737	British Sky Broadcasting Group PLC**,#	21,510,801
Therapeutics - 1.7%
307,245	Gilead Sciences, Inc.*	17,666,588
330,785	Neurocrine Biosciences, Inc.*	18,973,828
532,528	United Therapeutics Corp.*	31,712,042
		68,352,458
Tobacco - 0.5%
268,995	Altria Group, Inc.	19,679,674
Toys - 0.5%
1,121,082	Marvel Entertainment, Inc.*,#	21,872,310
Transportation - Railroad - 0.3%
264,370	Canadian National Railway Co. (U.S. Shares)**	11,872,857
Transportation - Services - 2.3%
1,141,050	United Parcel Service, Inc. - Class B	92,504,924
Transportation - Truck - 0.4%
417,970	Landstar System, Inc.	17,759,545
Web Hosting/Design - 0.4%
270,699	Equinix, Inc.*	17,839,064
Web Portals/Internet Service Providers - 2.1%
80,415	Google, Inc. - Class A*	33,608,645
1,551,860	Yahoo!, Inc.*,#	50,869,971
		84,478,616
Wireless Equipment - 1.7%
570,765	Crown Castle International Corp.*	19,206,242
953,455	QUALCOMM, Inc.	48,950,380
		68,156,622
Total Common Stock (cost $3,464,684,973)		3,877,716,488
Equity-Linked Structured Notes - 0.9%
Finance - Investment Bankers/Brokers - 0.9%
858,580	Morgan Stanley Co., convertible (Celgene Corp.), 0% (144A)§ (cost $30,050,300)	34,626,531
Money Market - 2.0%
80,000,000	Janus Institutional Cash Reserves Fund 4.83% (cost $80,000,000)	80,000,000
Other Securities - 9.7%
5,354,957	Foreign Bonds†	5,354,957
388,879,576	State Street Navigator Securities Lending Prime Portfolio†	388,879,576
Total Other Securities (cost $394,234,533)		394,234,533

Shares or Principal Amount		Value
Time Deposit - 0.3%
$13,400,000	ING Financial, ETD 4.86%, 5/1/06 (cost $13,400,000)	$13,400,000
Total Investments (total cost $3,982,369,806) – 108.7%		4,399,977,552
Liabilities, net of Cash, Receivables and Other Assets – (8.7)%		(352,647,579)
Net Assets – 100%		$4,047,329,973

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$97,177,026	2.2%
Brazil	10,287,494	0.2%
Canada	74,412,303	1.7%
Cayman Islands	26,765,917	0.6%
France	24,046,650	0.5%
Germany	66,231,372	1.4%
Hong Kong	24,951,498	0.6%
India	102,181,614	2.3%
Israel	51,004,699	1.2%
Japan	21,748,151	0.5%
Netherlands	28,928,441	0.7%
Singapore	26,457,335	0.6%
South Korea	40,176,426	0.9%
Spain	25,078,094	0.6%
Switzerland	109,600,853	2.5%
United Kingdom	109,103,100	2.5%
United States††	3,561,826,579	81.0%
Total	$4,399,977,552	100.0%

†† Includes Short-Term Securities and Other Securities (69.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 6/28/06	7,000,000	$12,773,699	$(334,699)
British Pound 10/19/06	13,000,000	23,766,289	(494,859)
Canadian Dollar 6/28/06	7,500,000	6,721,193	(150,891)
Euro 6/28/06	8,100,000	10,257,559	(233,323)
Euro 8/24/06	41,080,000	52,199,141	(1,823,249)
Euro 10/19/06	4,500,000	5,736,498	(84,926)
Japanese Yen 8/24/06	950,000,000	8,484,227	(84,803)
South Korean Won 10/19/06	17,750,000,000	18,937,778	(99,889)
Swiss Franc 6/28/06	57,800,000	46,924,040	(530,026)
Total		$185,800,424	$(3,836,665)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 27

Janus Olympus Fund (unaudited)

Ticker: JAOLX

Fund Snapshot

This growth fund invests in what we believe are the market leaders in their respective industries.

Claire Young

portfolio manager

Performance Overview

Equity markets were volatile in the fourth quarter of 2005, as investors confronted uneven economic growth and rising interest rates. Consumer confidence continued to recover from its post-hurricane lows, despite relatively lackluster retail spending during the holiday season. New hiring was restrained and there were signs that higher interest rates were starting to temper the strength in home buying. In the first quarter of 2006, however, equity markets posted solid gains, supported by healthy earnings reports, retreating energy prices and resilient economic growth. Indeed, the performance of the economy remained impressive, especially this late into a Federal Reserve (Fed) credit tightening cycle. Consumer spending and housing market activity continued at a healthy, albeit more moderate pace, and corporations projected increases in capital investment. Meanwhile, inflation remained relatively benign by historic standards, despite spikes in fuel prices both at the end of last year and in the first three months of this year. As the Fed continued to step up overnight lending rates, investors began to hope for a near-term end to credit tightening.

Against this backdrop, Janus Olympus Fund advanced 10.11%, outpacing both its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500® Index, which returned 7.06% and 9.64%, respectively.

Contributors to Fund Performance

Biotechnology company Celgene was the Fund's strongest contributor, reflecting the expanding market opportunities tied to its cancer drug, Revlimid. Originally formulated as a drug for blood-borne cancers, Revlimid has shown potential in the treatment of leukemia and non-Hodgkin's lymphoma. Specifically, Revlimid has shown the ability to slow disease progression and enable patients to remain transfusion independent for over two years. We believe the drug will be approved for these additional uses by the Food and Drug Administration in the coming year, which should boost sales and profits significantly.

Another standout was Deutsche Boerse, owner of the Frankfurt Stock Exchange. The German company continues to capitalize on growth in the European financial derivatives market, and recently reported an 80% surge in quarterly earnings. Deutsche Boerse has also benefited from consolidation in the European exchange market, and we believe its hybrid floor-and-electronic trading operation may prove to be the model for other exchanges around the world. We are impressed with the company's business prospects, positioning and valuation, as well as its commitment to returning cash to shareholders in the form of stock repurchase and dividends.

The Fund remains significantly overweight in the healthcare arena, where one of our strongest performers was Intuitive Surgical, maker of the innovative Da Vinci automated surgical system. With this system surgeons use computer-guided robotic arms to pinpoint their procedures, allowing for smaller incisions, shorter hospital stays and speedier recoveries. We particularly like this company because it not only makes money on the initial sale of the system, but also from consumables that must be replaced after every few procedures.
Among our technology holdings, we benefited from our stake in Germany's SAP, the world's largest seller of business applications software. SAP continues to project double-digit growth in licensing revenues and earnings, and recently captured investor attention with its plans to enter the fast-growing market for on-demand, subscription-based business applications software. Such online software has become a popular alternative with end-users, given the minimal upfront investment and quick turnaround time.

We also benefited from a rebound in shares of Research in Motion, maker of the BlackBerry wireless email system. The company was able to settle a patent infringement suit brought by rival NTP, avoiding an injunction on sales of its popular BlackBerry device. We anticipate investor subscriber growth to rebound now that uncertainty over the future of the BlackBerry service has lifted.

Detractors from Fund Performance

On the downside, high-end grocery chain Whole Foods Market stumbled as recent operating performance was stunted by costs associated with the rollout if its new higher-volume, higher-margin stores. The company is refining its store model to a larger, "higher return-on-investment" format with unique prepared food offerings that attempt to generate excitement and intense loyalty among its customers. We expect these new venues to bolster the company's profitability going forward.

28 Janus Growth Funds April 30, 2006

(unaudited)

With only 3% market share of total U.S. grocery sales, we believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets.

Also detracting from performance was Internet search and media company Yahoo!, which lost favor with investors after reporting fourth-quarter financial results that only met expectations. However, Yahoo! has benefited from the ongoing migration of advertising dollars from traditional media into the growing Internet space, which allows advertisers to better target and track media spending. We remain confident in the underlying fundamentals supporting Yahoo!, and we will continue to closely monitor their valuations.

Looking Ahead

In my opinion the economy has remained surprisingly robust despite many headwinds – devastation from Hurricane Katrina, high budget deficits that at some point will impact monetary policy, moderating consumer demand due to high oil prices and slowing house price appreciation, and corporate profit squeezes from rising raw material prices and weak end-user pricing ability. We remain cautiously optimistic on the economic and market outlook and believe that the economy will continue to grow, albeit at a slower pace. Moreover, we believe that the Federal Reserve may be close to ending this round of credit tightening, which could help alleviate some market uncertainty. In this environment, we expect to see the market continue to favor companies that provide strong earnings growth despite these impediments, so the Fund remains invested predominantly in stocks that we believe can grow organically and have specific catalysts to improve shareholder value.

Thank you for your continued investment in Janus Olympus Fund.

Janus Olympus Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	1.84%
Deutsche Boerse A.G. Marketplace organizer for the trading of shares & securities - Germany	0.72%
Intuitive Surgical, Inc. Medical equipment manufacturer - U.S.	0.71%
Research In Motion, Ltd. (U.S. Shares) Wireless solutions provider for mobile communications - U.S.	0.54%
SAP A.G. (ADR) Software company - Germany	0.49%

5 Largest Detractors from Performance – Holdings

Contribution
Whole Foods Market, Inc. Natural food supermarkets owner/operator - U.S.	(0.36%)
Yahoo!, Inc. Global Internet media company - U.S.	(0.36%)
Alcon, Inc. (U.S. Shares) Eye care company - U.S.	(0.31%)
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.29%)
United Therapeutics Corp. Pharmaceutical developer - U.S.	(0.22%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	2.12%	16.74%	7.88%
Diversified Financials	2.06%	8.35%	8.08%
Technology Hardware & Equipment	1.18%	8.76%	7.04%
Software & Services	1.04%	14.94%	5.44%
Automobiles & Components	0.83%	2.36%	0.56%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Food & Staples Retailing	(0.55%)	4.26%	2.38%
Retailing	(0.02%)	2.25%	3.59%
Media	0.00%	1.26%	3.32%
Utilities	0.00%	0.10%	3.30%
Other*	0.00%	0.00%	0.00%

* Industry not classified by Global Industry Classification Standard.

Janus Growth Funds April 30, 2006 29

Janus Olympus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006

Celgene Corp. Medical - Biomedical and Genetic	4.5%
Yahoo!, Inc. Web Portal/Internet Service Providers	3.0%
Whole Foods Market, Inc. Food - Retail	2.9%
Roche Holding A.G. Medical - Drugs	2.4%
SAP A.G. (ADR) Enterprise Software/Services	2.0%
14.8%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 4.2% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

30 Janus Growth Funds April 30, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Olympus Fund	10.11%	26.44%		0.45%		9.78%		11.77%
Russell 1000® Growth Index	7.06%	15.18%		(0.76)%		6.21%		6.81%
S&P 500® Index	9.64%	15.42%		2.70%		8.94%		9.34%
Lipper Quartile	N/A	2	nd	3	rd	2	nd	1	st
Lipper Ranking - based on total return for Multi-Cap Growth Funds	N/A**	186/423		188/288		25/95		13/88

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – December 29, 1995

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,101.10	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

*Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds April 30, 2006 31

Janus Olympus Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 95.4%
Advertising Sales - 0.8%
349,435	Lamar Advertising Co.*	$19,215,431
Aerospace and Defense - 1.4%
419,960	Boeing Co.	35,045,662
Agricultural Chemicals - 1.5%
380,045	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	35,982,661
Apparel Manufacturers - 1.7%
724,460	Coach, Inc.*	23,921,669
1,244,295	Quiksilver, Inc.*,#	17,009,513
		40,931,182
Applications Software - 1.2%
415,425	Citrix Systems, Inc.*	16,583,766
783,515	Quest Software, Inc.*,#	13,484,293
		30,068,059
Automotive - Cars and Light Trucks - 1.9%
446,264	BMW A.G.**,#	24,293,868
1,570,600	Nissan Motor Company, Ltd.	20,648,911
		44,942,779
Building - Mobile Home and Manufactured Homes - 0.6%
293,600	Thor Industries, Inc.	14,820,928
Building - Residential and Commercial - 1.4%
340,620	Desarrolladora Homex S.A. (ADR)*,#	13,052,558
577,560	Pulte Homes, Inc.	21,571,866
		34,624,424
Casino Hotels - 1.0%
295,055	Harrah's Entertainment, Inc.	24,088,290
Casino Services - 1.2%
760,705	Scientific Games Corp. - Class A*,#	28,975,253
Cellular Telecommunications - 0.9%
3,537,500	China Mobile, Ltd.	20,577,206
Commercial Banks - 1.4%
3,998	Mizuho Financial Group, Inc.	34,093,514
Commercial Services - 1.8%
351,488	CoStar Group, Inc.*	19,841,498
640,200	Park24 Company, Ltd.	23,164,484
		43,005,982
Commercial Services - Finance - 0.3%
134,845	Moody's Corp.	8,361,738
Computer Services - 0.7%
727,075	Ceridian Corp.*	17,617,027
Computers - 1.0%
115,210	Apple Computer, Inc.*	8,109,632
206,600	Research In Motion, Ltd. (U.S. Shares)*,#	15,831,758
		23,941,390
Computers - Memory Devices - 2.8%
1,923,395	EMC Corp.*	25,985,066
659,430	SanDisk Corp.*	42,091,417
		68,076,483
Cosmetics and Toiletries - 0.9%
356,215	Procter & Gamble Co.	20,735,275

Shares or Principal Amount		Value
Data Processing and Management - 1.1%
621,370	NAVTEQ Corp.*,#	$25,799,282
Diagnostic Kits - 1.3%
778,776	Dade Behring Holdings, Inc.#	30,372,264
E-Commerce/Products - 0.7%
265,600	Submarino S.A.*	7,190,417
193,300	Submarino S.A. (GDR)*	10,352,471
		17,542,888
E-Commerce/Services - 0.9%
605,320	eBay, Inc.*	20,829,061
Electronic Components - Semiconductors - 2.6%
366,485	Advanced Micro Devices, Inc.*	11,855,790
550,855	Broadcom Corp. - Class A*,#	22,645,649
1,182,935	PMC-Sierra, Inc.*,#	14,703,882
418,055	Texas Instruments, Inc.	14,510,689
		63,716,010
Electronic Forms - 1.6%
972,230	Adobe Systems, Inc.*	38,111,416
Electronic Measuring Instruments - 0.3%
138,354	Trimble Navigation, Ltd.*,#	6,555,213
Energy - Alternate Sources - 0.5%
380,300	Suntech Power Holdings Company, Ltd. (ADR)*,#	13,040,487
Enterprise Software/Services - 2.0%
896,610	SAP A.G. (ADR)**,#	48,981,804
Entertainment Software - 1.4%
601,425	Electronic Arts, Inc.*	34,160,940
Finance - Credit Card - 2.4%
451,595	American Express Co.	24,300,327
644,600	Credit Saison Company, Ltd.	33,796,707
		58,097,034
Finance - Investment Bankers/Brokers - 6.0%
137,715	Goldman Sachs Group, Inc.	22,074,337
400,110	Merrill Lynch & Company, Inc.	30,512,389
1,313,000	Mitsubishi UFJ Securities Company, Ltd.	20,686,971
1,018,000	Nikko Cordial Corp.	16,477,179
695,760	optionsXpress Holdings, Inc.	21,916,440
284,577	UBS A.G.**,#	33,730,704
		145,398,020
Finance - Mortgage Loan Banker - 1.0%
486,030	Fannie Mae	24,593,118
Finance - Other Services - 2.7%
41,825	Chicago Mercantile Exchange Holdings, Inc.#	19,155,850
311,293	Deutsche Boerse A.G.**,#	45,026,421
		64,182,271
Food - Retail - 3.3%
1,155,474	Whole Foods Market, Inc.	70,922,994
530,681	Wild Oats Markets, Inc.*,#	9,117,100
		80,040,094
Food - Wholesale/Distribution - 1.0%
777,745	Sysco Corp.#	23,246,798
Hazardous Waste Disposal - 0.9%
319,270	Stericycle, Inc.*,#	21,020,737

See Notes to Schedules of Investments and Financial Statements.

32 Janus Growth Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Hotels and Motels - 1.7%
762,355	Four Seasons Hotels, Inc.	$41,182,417
Insurance Brokers - 0.9%
732,500	Marsh & McLennan Companies, Inc.#	22,465,775
Internet Infrastructure Software - 0.4%
1,039,960	TIBCO Software, Inc.*,#	8,964,455
Internet Security - 0.8%
699,225	McAfee, Inc.*,#	18,242,780
Medical - Biomedical and Genetic - 5.2%
2,549,272	Celgene Corp.*	107,477,308
242,310	Genentech, Inc.*	19,314,530
		126,791,838
Medical - Drugs - 4.5%
695,145	Cubist Pharmaceuticals, Inc.*	15,758,937
1,009,100	Merck & Company, Inc.	34,733,222
377,310	Roche Holding A.G.**	58,017,269
		108,509,428
Medical - Generic Drugs - 1.8%
1,084,650	Teva Pharmaceutical Industries, Ltd. (ADR)#	43,928,325
Medical - HMO - 1.8%
392,985	Coventry Health Care, Inc.*	19,519,565
460,692	UnitedHealth Group, Inc.	22,914,820
		42,434,385
Medical Instruments - 2.6%
798,685	Boston Scientific Corp.*,#	18,561,439
249,735	Intuitive Surgical, Inc.*	31,716,345
277,025	Kyphon, Inc.*,#	11,510,389
		61,788,173
Medical Products - 2.1%
244,675	Johnson & Johnson	14,340,402
684,915	Varian Medical Systems, Inc.*,#	35,875,847
		50,216,249
Networking Products - 1.9%
1,726,842	Cisco Systems, Inc.*	36,177,340
566,035	Juniper Networks, Inc.*,#	10,460,327
		46,637,667
Oil Companies - Exploration and Production - 0.8%
260,860	EOG Resources, Inc.#	18,320,198
Publishing - Newspapers - 1.0%
638,835	Dow Jones & Company, Inc.#	23,617,730
Radio - 0.5%
559,165	XM Satellite Radio Holdings, Inc.- Class A*,#	11,306,316
Real Estate Management/Services - 0.4%
416,000	Mitsubishi Estate Company, Ltd.	9,097,089
Retail - Apparel and Shoe - 1.0%
640,935	Nordstrom, Inc.#	24,567,039
Retail - Discount - 1.0%
552,765	Wal-Mart Stores, Inc.	24,891,008

Shares or Principal Amount		Value
Retail - Drug Store - 0.6%
517,275	CVS Corp.	$15,373,413
Retail - Restaurants - 0.1%
133,385	Tim Hortons, Inc. (U.S. Shares)*,#	3,621,403
Schools - 0.9%
417,795	Apollo Group, Inc. - Class A*,#	22,828,319
Semiconductor Components/Integrated Circuits - 0.6%
869,670	Cypress Semiconductor Corp.*,#	14,923,537
Semiconductor Equipment - 0.7%
743,460	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	15,724,179
Soap and Cleaning Preparations - 0.8%
538,650	Reckitt Benckiser PLC**	19,635,314
Telecommunication Services - 0.3%
482,000	Time Warner Telecom, Inc. - Class A*,#	8,083,140
Therapeutics - 2.5%
642,369	Neurocrine Biosciences, Inc.*	36,846,286
408,925	United Therapeutics Corp.*	24,351,484
		61,197,770
Transportation - Services - 2.7%
690,155	C.H. Robinson Worldwide, Inc.#	30,608,374
439,755	United Parcel Service, Inc. - Class B	35,650,938
		66,259,312
Web Portals/Internet Service Providers - 3.0%
2,198,520	Yahoo!, Inc.*	72,067,486
Wireless Equipment - 2.6%
1,008,275	Crown Castle International Corp.*,#	33,928,454
574,635	QUALCOMM, Inc.	29,501,761
		63,430,215
Total Common Stock (cost $1,787,420,204)		2,306,895,681
Preferred Stock - 1.1%
Electronic Components - Semiconductors - 1.1%
48,870	Samsung Electronics Company, Ltd. (cost $18,295,111)	26,476,431
Money Market - 2.1%
50,000,000	Janus Institutional Cash Reserves Fund 4.83% (cost $50,000,000)	50,000,000
Other Securities - 13.1%
316,899,102	State Street Navigator Securities Lending Prime Portfolio† (cost $316,899,102)	316,899,102
Time Deposit - 0.8%
$19,900,000	ING Financial, ETD 4.86%, 5/1/06 (cost $19,900,000)	19,900,000
Total Investments (total cost $2,192,514,417) – 112.5%		2,720,171,214
Liabilities, net of Cash, Receivables and Other Assets – (12.5)%		(302,136,913)
Net Assets – 100%		$2,418,034,301

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 33

Janus Olympus Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Brazil	$17,542,888	0.6%
Canada	96,618,239	3.6%
Cayman Islands	13,040,487	0.5%
Germany	118,302,093	4.3%
Hong Kong	20,577,206	0.7%
Israel	43,928,325	1.6%
Japan	157,964,855	5.8%
Mexico	13,052,558	0.5%
Netherlands	15,724,179	0.6%
South Korea	26,476,431	1.0%
Switzerland	91,747,973	3.4%
United Kingdom	19,635,314	0.7%
United States††	2,085,560,666	76.7%
Total	$2,720,171,214	100.0%

†† Includes Short-Term Securities and Other Securities (62.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 6/28/06	4,600,000	$8,394,145	$(167,735)
British Pound 8/10/06	400,000	730,440	(35,396)
Euro 6/28/06	28,750,000	36,408,001	(828,151)
Euro 10/19/06	10,500,000	13,385,163	(198,160)
Swiss Franc 6/28/06	57,500,000	46,680,489	(503,169)
Swiss Franc 8/10/06	4,000,000	3,262,057	(163,299)
Total		$108,860,295	$(1,895,910)

See Notes to Schedules of Investments and Financial Statements.

34 Janus Growth Funds April 30, 2006

Janus Orion Fund (unaudited)

Ticker: JORNX

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

Ron Sachs

portfolio manager

Performance Overview

Equity markets roared out of the gate in early 2006, and I am happy to report that the stocks we held in Janus Orion Fund performed well. The Fund was up 22.45% during the six-month period ended April 30, 2006, versus a return of 8.19% for the Fund's primary benchmark, the Russell 3000® Growth Index, and a return of 9.64% for the S&P 500® Index, the Fund's secondary benchmark. More importantly, longer-term performance has also been strong. Janus Orion Fund was up 10.72%, annualized for the five-year period ended April 30, 2006, versus a loss of 0.22% for the Russell 3000® Growth Index and a return of 2.70% for the S&P 500® Index.

Investment Strategy

I believe it's important to invest with a longer time horizon in mind and have therefore been working to focus on the long term for each stock we analyze and own in the Fund. Few investors focus on the long-term because it is very difficult to do. I must admit that ignoring the short-term noise is challenging when almost every waking hour is spent thinking about companies, stocks and the market. Even the academic literature on investment psychology demonstrates that a short-term focus is wired into our "investment-DNA." The more I understand how this myopia colors investment decision making, the more I believe that taking advantage of the mistakes caused by short-term thinking may lead to good results. That said, it is difficult to ignore some short-term data points on companies in the Fund that I believe are material to stock price movements. Don't expect me to completely disregard the short-term, but do expect me to endeavor to focus more of my analysis on the long-term. I believe thinking about the long-term competitive positioning of the businesses we own is my strength and the strength of the entire Janus research team.

Products of this thinking can be seen in our investments. We own some fast-growing companies with very wide competitive moats that have protected their businesses. Examples and important contributors to the Fund include VistaPrint, Intuitive Surgical and Celgene. I realize that the short-term thinking of the market can lead to short-term volatility in these positions because the stocks appear expensive relative to near-term earnings expectations, but I truly believe that the best strategy is to establish positions in these great businesses for the long-term., I adjust position sizes in an attempt to take advantage of opportunities the market may give us and to reflect the risk of near-term volatility. At the same time, I try not to let the fear of short-term volatility cause me to miss the best long-term opportunities where our valuation models indicate the potential for a significant increase in valuation. For a variety of reasons, most professional investment managers are especially sensitive to short-term volatility in individual holdings – I take advantage of the investment opportunities that their individual position myopia present to us.

You will notice that the number of holdings in the Fund has increased. I am troubled by this. I believe the best investment strategy is to build a concentrated portfolio where our best ideas are meaningful positions that can make a significant impact on the Fund. Position size should increase with our level of conviction that the risk/reward tradeoff for owning the stock is heavily skewed in our favor. You and I both want the best ideas to be big enough positions to impact positive Fund returns. Another way of explaining my view on portfolio concentration is that I believe our 100th best idea should be sold to increase position sizes in our 99 better ideas, if we have conviction in those ideas.

As of April 30, 2006, the Fund is less concentrated than I would like primarily because strong performance has changed the risk/reward tradeoff in many holdings. Also, a number of interesting new ideas were small positions in the Fund during the period. I intend to either develop the conviction to make these positions bigger or to determine through further analysis that the stocks aren't the best risk/reward tradeoffs available and sell them, which may lead to a more concentrated portfolio.

Celgene, ABB and Trimble Navigation Were Important Contributors

Celgene, a leading developer of cancer compounds, was a big contributor to the Fund. Celgene's progress in demonstrating the opportunity for its existing and new compounds for the treatment of a variety of cancers has been rewarded by the market. In my opinion, the market continues to underestimate the size of the opportunity for Celgene's compounds and the profitability of its business model. That said, I believe the risk/reward tradeoff in the stock has changed as its shares have rapidly appreciated. As a result, I may look for opportunities to take profits and reinvest the proceeds in more compelling ideas.

ABB, a leading supplier of electricity transmission and distribution systems based in Zurich, Switzerland, was a standout performer. The company has had continued success in improving margins, as it rationalizes its production facilities and takes advantage of a sustained environment of strong demand to drive improved pricing. ABB's leading market position and technological leadership enable the company to earn attractive returns. I believe the global demand for electricity should continue to grow at multiples of the rate of

Janus Growth Funds April 30, 2006 35

Janus Orion Fund (unaudited)

economic growth, providing a tailwind to the operational improvements the company is working to deliver.

Trimble Navigation was another strong performer. Trimble is a leader in GPS systems for industrial, farming, mining and construction industries. I believe the complexity of these systems and the distribution relationships Trimble has established with heavy equipment suppliers to these industries will create a long-term barrier to competition. Use of GPS gives Trimble customers a high return on investment because Trimble systems drive cost savings in terms of fewer hours of labor and fewer mistakes that need to be corrected. GPS system penetration in these markets remains very low, despite the great results these systems have delivered. That low penetration gives me confidence that Trimble should continue to demonstrate strong growth.

Yahoo! Detracted from Performance

Yahoo!, a leading search engine and online media provider, was the largest detractor from performance for the period. I believe Yahoo!'s large base of regular and registered users is a long-term competitive advantage. The company will soon restructure its paid-search algorithm with the goals of driving more relevant search results and higher revenues from each search. We expect to see these improvements later in 2006 and 2007, and the stock market may wait for clear evidence that the improved revenue generation strategies are working before rewarding Yahoo! shareholders. We don't believe the company's stock price reflects either the short-term opportunity to dramatically improve revenues from paid search or the longer-term opportunity to drive more traditional display advertising. We waited for a pullback in the shares for our buying opportunity, but were clearly premature.

Looking Forward

I remain optimistic that we can continue to identify great businesses at reasonable prices in our attempt to deliver strong results in varying economic environments. I look forward to continuing to update you on the Fund's performance.

Thank you for your investment in Janus Orion Fund.

Janus Orion Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	2.25%
ABB, Ltd. Holding company - U.S.	1.61%
Arcelor Brasil S.A. Steel producer - Brazil	1.60%
Finansbank A.S. International banking network - Turkey	1.19%
Trimble Navigation, Ltd. Developer of advanced positioning product (GPS) solutions - U.S.	1.12%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(0.49%)
XM Satellite Radio Holdings, Inc. - Class A Audio entertainment provider - U.S.	(0.47%)
United Therapeutics Corp. Pharmaceutical developer - U.S.	(0.42%)
Taro Pharmaceutical Industries, Ltd. Pharmaceutical company - U.S.	(0.39%)
CNET Networks, Inc. Global web information provider - U.S.	(0.27%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Materials	3.02%	7.07%	3.01%
Retailing	2.46%	8.13%	3.59%
Banks	1.82%	3.90%	7.48%
Pharmaceuticals & Biotechnology	1.72%	12.04%	7.88%
Food, Beverage & Tobacco	1.67%	3.29%	4.61%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Media	(0.87%)	2.23%	3.32%
Software & Services	(0.25%)	4.26%	5.44%
Automobiles & Components	0.00%	0.00%	0.56%
Utilities	0.00%	0.00%	3.30%
Household & Personal Products	0.02%	0.66%	2.44%

36 Janus Growth Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006

Dade Behring Holdings, Inc. Diagnostic Kits	6.7%
Celgene Corp. Medical - Biomedical and Genetic	4.8%
CapitalSource, Inc. REIT - Mortgages	4.7%
VistaPrint, Ltd. Printing - Commercial	4.1%
National Financial Partners Corp. Investment Management and Advisory Services	4.1%
24.4%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 22.3% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Growth Funds April 30, 2006 37

Janus Orion Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year- to-Date	One Year		Five Year		Since Inception*
Janus Orion Fund	22.45%	41.50%		10.72%		(0.73)%
Russell 3000® Growth Index	8.19%	16.90%		(0.22)%		(6.87)%
S&P 500® Index	9.64%	15.42%		2.70%		(0.16)%
Lipper Quartile	N/A	1	st	1	st	2	nd
Lipper Ranking - based on total return for Multi-Cap Growth Funds	N/A**	11/423		8/288		61/230

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – June 30, 2000

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil. This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Returns have sustained significant gains due to market volatility in the financials and healthcare sectors.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,224.50	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

*Expenses are equal to the annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38 Janus Growth Funds April 30, 2006

Janus Orion Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 98.9%
Agricultural Operations - 0.2%
5,300	BrasilAgro - Companhia Brasileira de Propriedades Agricolas	$2,507,570
Beverages - Wine and Spirits - 2.6%
2,860,628	Davide Campari - Milano S.P.A.	27,969,655
Broadcast Services and Programming - 0.5%
259,455	Liberty Global, Inc. - Class A*	5,373,313
Building - Residential and Commercial - 1.5%
381,940	Desarrolladora Homex S.A. (ADR)*,#	14,635,940
98,500	Rossi Residencial S.A.	1,038,333
		15,674,273
Cellular Telecommunications - 3.3%
960,000	America Movil S.A. de C.V. - Series L (ADR)#	35,433,600
Chemicals - Specialty - 2.4%
420,860	Cytec Industries, Inc.#	25,449,404
Commercial Banks - 4.6%
495,425	Banco Marcro Bansud S.A. (ADR)*	11,478,997
711,000	Banco Nossa Caixa S.A.	16,046,047
4,178,657	Finansbank A.S.*	21,801,689
		49,326,733
Commercial Services - 2.5%
487,775	CoStar Group, Inc.*	27,534,899
Computers - 1.6%
230,715	Research In Motion, Ltd. (U.S. Shares)*	17,679,690
Diagnostic Kits - 6.7%
1,871,865	Dade Behring Holdings, Inc.#	73,002,734
Diversified Minerals - 2.3%
13,670,230	Caemi Mineracao e Metalurgica S.A.	25,152,699
E-Commerce/Products - 1.4%
412,660	Submarino S.A.*	11,171,677
83,000	Submarino S.A. (GDR)*	4,445,190
		15,616,867
E-Commerce/Services - 3.7%
1,391,769	IAC/InterActiveCorp*	40,180,371
Electronic Components - Semiconductors - 1.6%
628,150	MIPS Technologies, Inc.*	4,654,592
378,085	Texas Instruments, Inc.#	13,123,330
		17,777,922
Electronic Measuring Instruments - 2.1%
467,890	Trimble Navigation, Ltd.*	22,168,628
Engineering - Research and Development Services - 3.2%
2,460,267	ABB, Ltd.*,#	35,112,664
Entertainment Software - 0.9%
190,677	UbiSoft Entertainment S.A.*,#	9,449,173
Finance - Other Services - 3.7%
62,060	Chicago Mercantile Exchange Holdings, Inc.#	28,423,480
1,001,720	MarketAxess Holdings, Inc.*	11,179,195
		39,602,675
Home Furnishings - 1.9%
1,303,305	Tempur-Pedic International, Inc.*,#	20,579,186
Internet Content - Information/News - 0.8%
835,179	CNET Networks, Inc.*,#	9,003,230

Shares or Principal Amount		Value
Investment Management and Advisory Services - 4.1%
848,945	National Financial Partners Corp.#	$44,145,140
Medical - Biomedical and Genetic - 4.8%
1,228,370	Celgene Corp.*	51,788,078
Medical - Drugs - 2.4%
168,756	Roche Holding A.G.	25,948,854
Medical - Generic Drugs - 1.6%
428,390	Teva Pharmaceutical Industries, Ltd. (ADR)#	17,349,795
Medical Instruments - 1.8%
152,081	Intuitive Surgical, Inc.*	19,314,287
Multi-Line Insurance - 2.5%
554,210	Assurant, Inc.	26,696,296
Oil Companies - Exploration and Production - 1.3%
203,950	EOG Resources, Inc.	14,323,409
Oil Companies - Integrated - 1.0%
76,830	Amerada Hess Corp.#	11,007,434
Printing - Commercial - 4.1%
1,383,900	VistaPrint, Ltd.*,#	44,257,122
Radio - 1.3%
684,455	XM Satellite Radio Holdings, Inc. - Class A*,#	13,839,680
REIT - Mortgages - 4.7%
2,156,342	CapitalSource, Inc.#	50,674,037
Retail - Restaurants - 0.2%
39,235	Chipotle Mexican Grill, Inc. - Class A*,#	2,047,675
Steel - Producers - 3.6%
2,118,722	Arcelor Brasil S.A.	39,085,193
Steel - Specialty - 0.8%
255,689	Companhia Siderurgica Nacional S.A. (ADR)#	9,002,810
Storage and Warehousing - 2.3%
757,860	Mobile Mini, Inc.*	24,994,223
Sugar - 1.9%
1,459,110	Bajaj Hindusthan, Ltd.	16,779,765
335,300	Bajaj Hindusthan, Ltd. (GDR) (144A)§	3,854,676
		20,634,441
Telecommunication Services - 2.9%
907,250	NeuStar, Inc. - Class A*,#	31,844,475
Therapeutics - 1.3%
234,460	United Therapeutics Corp.*	13,962,093
Transportation - Marine - 1.3%
289,145	Alexander & Baldwin, Inc.#	14,419,661
Transportation - Railroad - 1.1%
190,500	All America Latina Logistica (GDR)	12,049,787
Transportation - Services - 2.0%
189,450	FedEx Corp.	21,811,379
Web Hosting/Design - 1.7%
275,340	Equinix, Inc.*	18,144,906
Web Portals/Internet Service Providers - 2.1%
22,735	Answers Corp.*	275,094
674,215	Yahoo!, Inc.*	22,100,767
		22,375,861
Wireless Equipment - 0.6%
196,465	Crown Castle International Corp.*#	6,611,047
Total Common Stock (cost $808,626,749)		1,070,922,969

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 39

Janus Orion Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Other Securities - 23.1%
250,086,433	State Street Navigator Securities Lending Prime Portfolio† (cost $250,086,433)	$250,086,433
Time Deposit - 1.6%
$17,100,000	ING Financial, ETD 4.86%, 5/1/06 (cost $17,100,000)	17,100,000
Total Investments (total cost $1,075,813,182) – 123.6%		1,338,109,402
Liabilities, net of Cash, Receivables and Other Assets – (23.6)%		(255,882,516)
Net Assets – 100%		$1,082,226,886

Summary of Investments by Country

Country	Value	% of Investment Securities
Argentina	$11,478,997	0.9%
Bermuda	44,257,122	3.3%
Brazil	120,499,306	9.0%
Canada	17,679,690	1.3%
France	9,449,173	0.7%
India	20,634,441	1.6%
Israel	17,349,795	1.3%
Italy	27,969,655	2.1%
Mexico	50,069,540	3.7%
Switzerland	61,061,518	4.6%
Turkey	21,801,689	1.6%
United States††	935,858,476	69.9%
Total	$1,338,109,402	100.0%

††Includes Short-Term Securities and Other Securities (50.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

40 Janus Growth Funds April 30, 2006

Janus Triton Fund (unaudited)

Ticker: JATTX

Fund Snapshot

A growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Blaine Rollins

portfolio manager

Performance Overview

Janus Triton Fund finished the six months ended April 2006, on a strong note, with small- and medium-sized companies (areas in which Janus Triton Fund primarily invests) as the star performers. This may have taken some investors by surprise, as many market forecasters had predicted that smaller stocks – after leading the way in 2005 – might take a backseat in 2006. Instead, small- and mid-caps continued to surge, seemingly unaffected by market uncertainty over interest rates, which has been the most significant macroeconomic issue in recent months. Early in 2006, the new Federal Reserve Board (Fed) Chairman, Ben Bernanke, expressed his intention to stay focused on containing inflation – a message some investors interpreted as a sign that the Fed's tightening campaign may last longer than expected. This news may have mitigated gains in some areas, but didn't keep the small- and mid-cap markets from enjoying a bullish quarter.

For the six-month period, the Fund returned 26.98% significantly outperforming its benchmark, the Russell 2500TM Growth Index, which gave back 19.11%.

Since taking over management of the Fund on February 1, I have continued in the same vein as Ron Sachs, the Fund's previous manager, employing a disciplined, bottom-up investment process, leveraging Janus' in-depth research and focusing on what I believe are solid growth companies with top-line revenue growth and strong management teams. Going forward, I expect to increase the breadth of the Fund by adding more positions and diversifying across more geographies.

Contributors Included Advertising, Printing and Agribusiness Stocks

Although we do not specifically target geographical locations – and typically have more stringent growth requirements for companies in emerging markets – our careful selection process, which entails researching potential investments on a name-by-name basis, has yielded many opportunities abroad. Indeed, the leading performer in the period was Focus Media, a Chinese advertising firm that uses liquid crystal display (LCD) panels to target consumers in 44 major Chinese cities.

Another international standout was VistaPrint, a family-run company that operates its business online. This innovative company uses technology to bring long-run print economics to small businesses. It runs all of its business through a Web site where consumers and businesses can purchase business cards, stationery, and other customized printed products that VistaPrint then ships from two centralized locations in North America and Europe. VistaPrint's cost advantage has allowed the company to deliver superior print quality to customers at a significant savings and has generated fantastic margins and returns on capital. The stock has been strong as the company has continued to deliver rapid revenue and earnings growth. We believe VistaPrint should be a long-term share gainer in a huge market for small business and consumer printing. Due to the company's success in marketing a basic "bricks and mortar" idea using the World Wide Web, it has established one of the top brand name presences for small businesses in the world.

The Fund's third-best performer was another foreign stock, Cosan, a Brazilian company that refines sugar and ethanol from sugar cane. There is a sugar shortage occurring in the world as populations in developing countries are becoming wealthier and changing their diets to include more sugar. On the supply side, the removal of global tariffs (especially in Europe) is causing a decline in the most uneconomical production. A further wrench into the supply/demand balance has been rising energy costs, which has put upward pressure on alternative fuels, ethanol among them. The easiest way to produce ethanol is from sugar cane and the most efficient producers can make it today for $1 per gallon, thus putting the breakeven of ethanol production at about $23 per barrel of crude oil. Our attraction to this company is based on commodity conditions rather than "emerging market" themes.

Detractors Included Internet,
Telecommunications and Healthcare Stocks

Elsewhere, hurting our performance was March Networks, a provider of Internet protocol (IP) based digital video surveillance solutions. We found a great business, in our opinion, but our purchase was ill-timed. We bought the stock after an exceptional quarter and just before Cisco's acquired entry into the business, and therefore suffered a loss during the period. Nonetheless, we believe the business is extremely high quality. Validation of the company's technology came from Wal-Mart, which last year signed a contract to roll out the product to most of the U.S. store base for video recording

Janus Growth Funds April 30, 2006 41

Janus Triton Fund (unaudited)

all cash register checkouts. We therefore maintained a position in March Networks.

Another laggard was Hikari Tsushin, a Japanese company whose core business is the provision of financial call center outsourcing services for insurance companies. We saw Hikari's stock fall in sympathy with other Japanese companies spooked by the Livedoor scandal (Livedoor is not a Fund holding). Livedoor, a provider of services such as concert ticket sales through the Internet, was recently accused of doctoring its financial reports. We remain confident in Hikari, and continue to own the stock for its growing financial call center business, which we believe supports the valuation of the entire enterprise.

Taro Pharmaceuticals was another disappointment during the period. This company focuses on generic ointments and creams, a business that has some very attractive characteristics because of the limited number of competitors that typically enter each product category. It also has superior product line breadth. Unfortunately, Taro's recent results show that the competitive dynamics in its businesses are similar to the cutthroat competition in the pill-based generics industry. Taro's lackluster results indicate that distributors have greater leverage over Taro than our industry analysis leads us to believe. That said, we have subsequently liquidated the holding.

Looking Forward

The small- and mid-cap markets are always rife with opportunity, and we are looking forward to continuing our search for companies poised for growth. Our strategy of buying great businesses at attractive prices remains unchanged. We also expect to maintain a significant cash level in the Fund. Given the high quality of our research, we believe that having funds on hand to facilitate quick action when necessary may be a boon to our shareholders over time.

Thank you for your investment in Janus Triton Fund.

Janus Triton Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Focus Media Holding, Ltd. (ADR) Out-of-home advertising network operator - China	2.72%
VistaPrint, Ltd. Online graphic design supplier - U.S.	2.51%
Cosan S.A. Industria e Comercio Food and beverage producer and distributor - Brazil	1.96%
Submarino S.A. Internet retailer - Brazil	1.83%
Trimble Navigation, Ltd. Developer of advanced positioning product (GPS) solutions - U.S.	1.74%

5 Largest Detractors from Performance – Holdings

Contribution
March Networks Corp. Internet protocol-based digital video surveillance producer - Canada	(0.95%)
Hikari Tsushin, Inc. Communications and technology distributor - Japan	(0.60%)
Taro Pharmaceuticals, Inc. - Class B Pharmaceutical company - U.S.	(0.49%)
United Therapeutics Corp. Biotechnology company - U.S.	(0.43%)
China GrenTech Corporation, Ltd. (ADR) Wireless communications products and services provider - China	(0.34%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Retailing	4.65%	11.01%	6.39%
Technology Hardware & Equipment	2.96%	5.04%	7.42%
Food, Beverage & Tobacco	2.96%	3.31%	0.38%
Media	2.76%	3.13%	2.30%
Pharmaceuticals & Biotechnology	2.58%	10.62%	6.41%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Household & Personal Products	(0.20%)	0.84%	0.79%
Food & Staples Retailing	(0.16%)	0.37%	0.33%
Utilities	0.00%	0.00%	0.37%
Materials	0.03%	1.31%	3.47%
Banks	0.04%	0.42%	3.21%

42 Janus Growth Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006

VistaPrint, Ltd. Printing - Commercial	3.5%
W-H Energy Services, Inc. Oil - Field Services	2.8%
Bankrate, Inc. Commercial Services - Finance	2.4%
Kenexa Corp. Human Resources	2.1%
Cosan S.A. Industria e Comercio Sugar	2.0%
12.8%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 12.3% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Growth Funds April 30, 2006 43

Janus Triton Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year- to-Date	One Year		Since Inception*
Janus Triton Fund	26.98%	43.55%		31.37%
Russell 2500TM Growth Index	19.11%	34.07%		18.93%
Lipper Quartile	N/A	1	st	1	st
Lipper Ranking - based on total return for Small-Cap Growth Funds	N/A**	59/533		14/520

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 25, 2005

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Without such waivers, total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

Due to certain investment strategies, the Fund may have an increased position in cash for temporary defensive purposes.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,269.80	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41

*Expenses are equal to the annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

44 Janus Growth Funds April 30, 2006

Janus Triton Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 88.7%
Advertising Sales - 1.3%
35,325	Focus Media Holding, Ltd. (ADR)*	$2,133,277
Aerospace and Defense - 0.6%
38,130	TransDigm Group, Inc.*	942,955
Apparel Manufacturers - 1.8%
55,735	Quiksilver, Inc.*	761,897
62,705	Volcom, Inc.*	2,236,688
		2,998,585
Applications Software - 0.9%
87,335	Quest Software, Inc.*	1,503,035
Auction House - Art Dealer - 1.6%
13,500	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	727,650
66,665	Sotheby's Holdings, Inc. - Class A*	1,999,283
		2,726,933
Beverages - Wine and Spirits - 0.4%
61,855	Davide Campari - Milano S.P.A.	604,784
Building - Residential and Commercial - 0.9%
39,730	Desarrolladora Homex S.A. (ADR)*	1,522,454
Building and Construction Products - Miscellaneous - 0.9%
23,065	NCI Building Systems, Inc.*	1,498,994
Business to Business/E-Commerce - 1.3%
231,110	webMethods, Inc.*	2,211,723
Cellular Telecommunications - 0.8%
21,100	Hikari Tsushin, Inc.	1,304,562
Chemicals - Specialty - 0.8%
21,090	Cytec Industries, Inc.	1,275,312
Commercial Banks - 0.7%
23,450	SVB Financial Group*	1,190,557
Commercial Services - 1.3%
38,580	CoStar Group, Inc.*	2,177,841
Commercial Services - Finance - 2.4%
83,710	Bankrate, Inc.*	4,040,682
Computers - Memory Devices - 0.5%
13,785	SanDisk Corp.*	879,897
Diagnostic Equipment - 0.5%
22,860	Neurometrix, Inc.*	862,279
Dialysis Centers - 0.6%
84,415	Dialysis Corporation of America*	1,065,317
Diversified Operations - 0.8%
542,562	Triveni Engineering & Industries, Ltd.	1,258,526
E-Commerce/Products - 1.9%
114,960	Submarino S.A.*	3,112,238
Electric - Distribution - 0.4%
79,500	Equatorial Energia S.A.*	590,441
Electronic Components - Semiconductors - 5.7%
439,123	ARM Holdings PLC	1,089,039
70,225	LSI Logic Corp.*	747,896
28,665	Microsemi Corp.*	783,128
74,475	MIPS Technologies, Inc.*	551,860
41,150	Netlogic Microsystems, Inc.*	1,657,111
109,165	PMC-Sierra, Inc.*	1,356,921
66,454	Silicon-On-Insulator Technologies (SOITEC)*	2,168,910
29,675	SiRF Technology Holdings, Inc.*	1,013,401
		9,368,266

Shares or Principal Amount		Value
Electronic Measuring Instruments - 0.7%
23,855	Trimble Navigation, Ltd.*	$1,130,250
E-Marketing/Information - 0.8%
127,455	24/7 Real Media, Inc.*	1,289,845
Enterprise Software/Services - 1.7%
12,300	Nomura Research Institute, Ltd.	1,527,440
92,205	Omnicell, Inc.*	1,228,171
		2,755,611
E-Services/Consulting - 1.0%
87,545	RightNow Technologies, Inc.*	1,620,458
Fiduciary Banks - 0.8%
21,660	Northern Trust Corp.	1,275,557
Finance - Investment Bankers/Brokers - 2.4%
70,000	Mitsubishi UFJ Securities Company, Ltd.	1,102,885
93,550	optionsXpress Holdings, Inc.	2,946,825
		4,049,710
Finance - Other Services - 0.6%
86,070	MarketAxess Holdings, Inc.*	960,541
Food - Retail - 1.1%
15,340	Whole Foods Market, Inc.	941,569
48,920	Wild Oats Markets, Inc.*	840,446
		1,782,015
Human Resources - 4.9%
183,000	104 Corp.	1,646,117
118,200	51job, Inc. (ADR)*	2,976,276
104,410	Kenexa Corp.*	3,469,544
		8,091,937
Internet Applications Software - 1.3%
95,818	March Networks Corp.*	2,218,799
Internet Connectivity Services - 1.6%
115,410	Redback Networks, Inc.*	2,585,184
Investment Management and Advisory Services - 0.5%
15,665	National Financial Partners Corp.	814,580
Leisure and Recreation Products - 0.6%
32,335	WMS Industries, Inc.*	1,010,469
Machinery - Electrical - 0.6%
28,550	Baldor Electric Co.	947,860
Machinery - Material Handling - 1.0%
64,560	Columbus McKinnon Corp.*	1,728,271
Medical - Drugs - 0.7%
50,510	Cubist Pharmaceuticals, Inc.*	1,145,062
Medical Instruments - 3.5%
115,655	Abaxis, Inc.*	3,020,909
418,610	Cambridge Heart, Inc.*	1,218,155
12,650	Intuitive Surgical, Inc.*	1,606,550
		5,845,614
Medical Laser Systems - 0.7%
105,900	IRIDEX Corp.*	1,209,378
Metal Processors and Fabricators - 0.9%
24,675	Precision Castparts Corp.	1,554,032
MRI and Medical Diagnostic Imaging Center - 0.8%
51,210	Nighthawk Radiology Holdings, Inc.*	1,240,818
Multimedia - 0.7%
4,836,000	Tom Group, Ltd.*	1,085,298

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 45

Janus Triton Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Office Furnishings - Original - 1.0%
73,340	Knoll, Inc.	$1,595,145
Oil - Field Services - 2.8%
92,005	W-H Energy Services, Inc.*	4,623,251
Oil Companies - Exploration and Production - 0.2%
11,130	Complete Production Services, Inc.*	294,166
Printing - Commercial - 3.5%
180,595	VistaPrint, Ltd.*	5,775,428
Public Thoroughfares - 0.5%
68,400	Obrascon Huarte Lain Brasil S.A.*	835,417
Real Estate Operating/Development - 0.2%
26,060	Gafisa S.A.*	265,969
Recreational Vehicles - 0.5%
16,165	Polaris Industries, Inc.	774,304
REIT - Mortgages - 1.3%
93,124	CapitalSource, Inc.	2,188,414
Research and Development - 1.5%
691,240	Qinetiq PLC*	2,539,933
Respiratory Products - 0.6%
28,320	Respironics, Inc.*	1,037,078
Retail - Apparel and Shoe - 2.5%
83,485	American Eagle Outfitters, Inc.	2,704,914
78,540	Bebe Stores, Inc.	1,388,587
		4,093,501
Retail - Computer Equipment - 1.8%
43,883	GameStop Corp. - Class A*	2,071,277
21,665	GameStop Corp. - Class B*	920,113
		2,991,390
Semiconductor Components/Integrated Circuits - 1.8%
22,245	Actions Semiconductor Company, Ltd. (ADR)*	221,115
2,152,000	Advanced Semiconductor Manufacturing Corp.*	535,689
129,440	Cypress Semiconductor Corp.*	2,221,191
		2,977,995
Sugar - 3.6%
233,309	Bajaj Hindusthan, Ltd.	2,683,054
42,800	Cosan S.A. Industria e Comercio*	3,293,569
		5,976,623
Telecommunication Services - 2.5%
68,740	NeuStar, Inc. - Class A*	2,412,774
99,430	Time Warner Telecom, Inc. - Class A*	1,667,441
		4,080,215
Therapeutics - 1.7%
14,970	Neurocrine Biosciences, Inc.*	858,679
58,165	Nuvelo, Inc.*	952,161
17,920	United Therapeutics Corp.*	1,067,136
		2,877,976
Transportation - Equipment and Leasing - 0.8%
28,535	GATX Corp.	1,335,438
Transportation - Marine - 1.0%
126,320	Horizon Lines, Inc. - Class A	1,729,321
Transportation - Railroad - 1.3%
34,210	All America Latina Logistica (GDR)	2,163,901

Shares or Principal Amount		Value
Transportation - Truck - 1.9%
29,620	Landstar System, Inc.	$1,258,554
64,010	Swift Transportation Company, Inc.*	1,917,099
		3,175,653
Water Treatment Services - 1.5%
81,190	Woongjin Coway Company, Ltd.	2,410,221
Web Hosting/Design - 1.6%
40,285	Equinix, Inc.*	2,654,782
Wireless Equipment - 1.6%
24,685	EFJ, Inc.*	252,281
94,105	SBA Communications Corp. - Class A*	2,363,917
		2,616,198
Total Common Stock (cost $132,671,100)		146,622,266
Repurchase Agreement - 6.5%
$10,800,000	Bear Stearns & Company, Inc., 4.830% dated 4/28/06, maturing 5/1/06 to be repurchased at $10,804,347 collateralized by $11,767,217 in U.S. Government Agencies 4.50% - 5.00%, 8/25/25 - 10/15/32 with a value of $11,016,044 (cost $10,800,000)	10,800,000
Time Deposit - 4.8%
8,000,000	Dexia CLF Finance Co., ETD 4.85%, 5/1/06 (cost $8,000,000)	8,000,000
Total Investments (total cost $151,471,100) – 100%		165,422,266
Liabilities, net of Cash, Receivables and Other Assets – 0%		(51,376)
Net Assets – 100%		$165,370,890

Summary of Investments by Country

Country	Value	% of Investments Securities
Bermuda	$5,775,428	3.5%
Brazil	10,261,535	6.2%
Canada	2,946,449	1.8%
Cayman Islands	6,415,966	3.9%
China	535,689	0.3%
France	2,168,909	1.3%
India	3,941,580	2.4%
Italy	604,784	0.4%
Japan	3,934,887	2.4%
Mexico	1,522,454	0.9%
South Korea	2,410,221	1.5%
Taiwan	1,646,117	1.0%
United Kingdom	3,628,972	2.2%
United States††	119,629,275	72.2%
Total	$165,422,266	100.0%

††Includes Short-Term Securities (61.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

46 Janus Growth Funds April 30, 2006

Janus Twenty Fund (unaudited) (closed to new investors)

Ticker: JAVLX

Fund Snapshot

This focused growth fund invests in a concentrated portfolio of 20-30 companies, including many market leaders whose products and services are being used more often every day.

Scott Schoelzel

portfolio manager

Performance Overview

For the six months ended April 30, 2006, Janus Twenty Fund returned 7.46%. This compares to a 7.06% return for our primary benchmark, the Russell 1000® Growth Index, and a 9.64% return for our secondary benchmark, the S&P 500® Index. In addition to the Fund's performance, the operating metrics of the Fund remained stellar. Turnover remained a modest 31%, and the Fund's expenses remained among the most competitive in the industry at 0.87%. These total results, when added to the peer-beating returns we have delivered over the past few years, add to our conviction that we continue to head in the right direction. Janus Twenty Fund remains in the top quartile of all Lipper Large Cap Growth Funds for the 1-, 3-, 5- and 10-year periods.

	One Year		Three Years		Five Years		Ten Years
Lipper Quartile	1	st	1	st	1	st	1	st
(Rank as of 4/30/06, based on total return for Lipper Large-Cap Growth Funds)	(36 out of 698)		(6 out of 590)		(56 out of 474)		(2 out of 165)

I am particularly pleased with our performance during this period, as we had to navigate the reduction of two of our largest and longest-held positions, UnitedHealth Group and Genentech. One of the criticisms leveled at Janus over the years has been that we lacked a "sell discipline." Needless to say, I would argue otherwise, and I think these large, timely sales are illustrative of our selling prowess.

Two of Our Largest and Longest Held Positions were Reduced

Our position in UnitedHealth was established many years ago, and we have watched it nearly triple in value as it grew to become one of the largest positions in the portfolio, cresting at just over 15% of the Fund's assets at its peak. We have begun to meaningfully reduce the position, with the bulk of the sales occurring during this six-month period. More specifically, we sold nearly 65% of the entire position (over 10 million shares) during the past six months at prices within 15% of UnitedHealth's all-time high, and before the controversy surrounding the timing of the pricing of the company's stock options for its senior executives became front-page news. In fairness, we had no idea UnitedHealth would become entangled in an option pricing investigation, but this occurred after the stock had begun to fall. Meanwhile, our proactive sales were based on the belief that there was some underappreciated maturation of the company's insured business, and our market surveys began to detect an increasingly competitive pricing environment.

During the period we also sold just over 50% of our position in biotechnology company, Genentech. Like UnitedHealth, Genentech was one of our largest and longest-held positions. Genentech had more than quadrupled in value since the stock was acquired, and there were certainly many opportunities to sell the stock along the way. Nevertheless, after nearly seven years we felt that much of what we had anticipated for the company in terms of new indications for their cancer-fighting lineup of bio-engineered drugs was more fully reflected in the price, and we began to cut the position size in half, with all of the sales occurring within 20% of the stock's all-time high.

To be fair, the reduction in these two positions was far from perfect. We didn't (nor was it our intention to) sell the positions to zero. We believe both investments still have merits, and while both detracted from Janus Twenty Fund's positive performance during the period, I am confident that the net result of our sales did indeed benefit the Fund's investors.

Holdings on the Positive Side of the Ledger

Celgene, an emerging powerhouse in the biotechnology field, and ConocoPhillips, the vertically integrated international oil company contributed to Fund performance. I wrote about both of these companies in my last letter to you and, once again, they were among the Fund's strongest performers. In October, Celgene had just received approval for the sale of its cancer-fighting drug, Revlimid. Since that time, Revlimid sales have gotten off to a fast start and we are pleased with the company's progress. Of possibly greater interest, we anticipate that Celgene will receive additional approvals for use of Revlimid, which we believe should expand the company's market opportunities.

Our investment in ConocoPhillips continues to progress and is emblematic of the Funds' overweighted investment in the "oil complex." As we have said from the beginning, we are not believers in "$100 oil," but we do continue to believe there is

Janus Growth Funds April 30, 2006 47

Janus Twenty Fund (unaudited)

an ongoing tightness in the oil complex globally, and we have purchased the stocks we think are best positioned to capitalize on this ongoing opportunity. There is a lot of skepticism about the sustainability of the imbalances currently present in the oil markets, as evidenced by Conoco's very low price/earnings multiple* of 6. We continue to closely monitor supply increases, refining capacity and above all, global demand. While we expect continued volatility in these markets, we believe the natural decline curve of the world's reservoirs to be understated and the world's demand to be stronger than largely recognized, particularly in the Middle East.

Fund Outlook

On the macro front, six months ago I thought we would start to see interest rates begin to crest and the year-over-year change in the price of oil begin to moderate, thereby laying the foundation for an improving equities market. At the time of this writing, neither has happened as quickly as I anticipated. Though oil has shown some signs of moderating (albeit at an overall higher level), the continued rise in interest rates has been of some concern. The Federal Reserve now has raised rates 14 consecutive times, yet gross domestic product growth continues to be stronger than expected with corresponding strength in the commodities markets, especially copper and gold. This, together with a continued weakness in the U.S. dollar, has the markets on edge. I do think that oil, commodities and interest rates will moderate, but the soft slowdown I was anticipating could end up being more abrupt. Despite these continued macroeconomic headwinds, we believe there are still companies that will continue to thrive in this environment, and I am confident that our analysts will continue to do masterful work in uncovering those opportunities for our investors. Finally, as has been the case for many years, not only am I the portfolio manager of Janus Twenty Fund, but I am also one of the Fund's largest investors; side by side with each of you.

Thank you for your continued confidence and investment in Janus Twenty Fund.

*Price earnings multiple is a valuation ratio of a company's current share price compared to its per-share earnings.

Janus Twenty Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	1.65%
Occidental Petroleum Corp. Crude oil and natural gas company - U.S.	1.23%
Peabody Energy Corp. Coal company - U.S.	1.15%
Harrah's Entertainment, Inc. Casino operator - U.S.	0.94%
Goldman Sachs Group, Inc. Investment banking and securities firm - U.S.	0.73%

5 Largest Detractors from Performance – Holdings

Contribution
Alcon, Inc. (U.S. Shares) Eye care company - U.S.	(0.89%)
Genentech, Inc. Biotechnology company - U.S.	(0.80%)
UnitedHealth Group, Inc Organized health systems company - U.S.	(0.79%)
eBay, Inc. Online marketplace - U.S.	(0.44%)
Yahoo!, Inc. Global Internet media company - U.S.	(0.28%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	4.40%	29.04%	9.65%
Technology Hardware & Equipment	1.18%	5.52%	7.04%
Consumer Services	1.13%	3.66%	1.65%
Pharmaceuticals & Biotechnology	0.96%	16.81%	7.88%
Banks	0.73%	4.47%	7.48%

5 Largest Detractors from Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(1.90%)	11.86%	5.17%
Software & Services	(0.15%)	12.70%	5.44%
Consumer Durables & Apparel	(0.11%)	3.45%	1.31%
Food Beverage & Tobacco	(0.05%)	0.04%	4.61%
Food & Staples Retailing	(0.01%)	0.08%	2.38%

48 Janus Growth Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006

ConocoPhillips Oil Companies - Integrated	6.4%
Wells Fargo & Co. Super-Regional Banks	4.5%
Occidental Petroleum Corp. Oil Companies - Integrated	4.4%
Celgene Corp. Medical - Biomedical and Genetic	4.1%
Roche Holding A.G. Medical - Drugs	4.0%
23.4%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Growth Funds April 30, 2006 49

Janus Twenty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Twenty Fund	7.46%	24.20%		2.05%		10.70%		13.48%
Russell 1000® Growth Index	7.06%	15.18%		(0.76)%		6.21%		11.33%
S&P 500® Index	9.64%	15.42%		2.70%		8.94%		12.64%
Lipper Quartile	N/A	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Growth Funds	N/A**	36/698		56/474		2/165		1/40

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – April 30, 1985

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

Concentration may lead to greater price volatility.

Due to certain investment strategies, the Fund may have an increased position in cash for temporary defensive purposes.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Closed to new investors.

Returns have sustained significant gains due to market volatility in the healthcare sector.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,074.60	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50 Janus Growth Funds April 30, 2006

Janus Twenty Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount			Value
Common Stock - 85.5%
Agricultural Chemicals - 5.3%
2,448,265	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)		$231,801,730
2,064,226	Syngenta A.G.*		287,946,378
			519,748,108
Agricultural Operations - 1.0%
1,877,315	Bunge, Ltd.#		100,154,755
Athletic Footwear - 2.0%
2,365,465	NIKE, Inc. - Class B#		193,589,656
Casino Hotels - 3.8%
4,535,340	Harrah's Entertainment, Inc.#		370,265,158
Coal - 2.5%
3,867,870	Peabody Energy Corp.#		247,002,178
Computers - 4.2%
2,893,185	Apple Computer, Inc.*		203,651,292
2,645,620	Research In Motion, Ltd. (U.S. Shares)*,#		202,733,861
			406,385,153
Computers - Memory Devices - 0.8%
6,032,545	EMC Corp.*		81,499,683
Cosmetics and Toiletries - 3.4%
5,694,740	Procter & Gamble Co.		331,490,815
E-Commerce/Services - 1.0%
2,825,268	eBay, Inc.*.#		97,217,472
Entertainment Software - 3.8%
6,540,970	Electronic Arts, Inc.*		371,527,096
Finance - Consumer Loans - 0.4%
812,550	SLM Corp.		42,967,644
Finance - Investment Bankers/Brokers - 3.3%
2,012,435	Goldman Sachs Group, Inc.		322,573,206
Food - Retail - 0.3%
527,555	Whole Foods Market, Inc.#		32,381,326
Machinery - Farm - 1.0%
1,147,550	Deere & Co.		100,731,939
Medical - Biomedical and Genetic - 7.2%
9,580,736	Celgene Corp.*		403,923,830
3,703,431	Genentech, Inc.*,#		295,200,485
			699,124,315
Medical - Drugs - 4.0%
2,574,542	Roche Holding A.G.		395,875,794
Medical - HMO - 3.0%
5,923,260	UnitedHealth Group, Inc.		294,622,952
Oil Companies - Exploration and Production - 6.0%
5,268,280	Apache Corp.		374,258,611
3,052,487	EOG Resources, Inc.#		214,376,162
			588,634,773
Oil Companies - Integrated - 16.4%
1,348,515	Amerada Hess Corp.#		193,201,744
4,764,910	BP	PLC (ADR)#	351,269,165
9,273,605	ConocoPhillips		620,404,176
4,188,610	Occidental Petroleum Corp.		430,337,791
			1,595,212,876
Oil Refining and Marketing - 2.2%
3,333,975	Valero Energy Corp.		215,841,542
Optical Supplies - 2.4%
2,280,710	Alcon, Inc. (U.S. Shares)#		231,971,014
Retail - Apparel and Shoe - 0.6%
1,467,404	Industria de Diseno Textil S.A.		59,704,000
Retail - Restaurants - 0.7%
1,883,830	Starbucks Corp.*,#		70,210,344

Shares or Principal Amount		Value
Super-Regional Banks - 4.5%
6,354,825	Wells Fargo & Co.	$436,512,929
Therapeutics - 1.0%
2,000,000	Amylin Pharmaceuticals, Inc.*,#	87,100,000
Web Portals/Internet Service Providers - 2.7%
626,395	Google, Inc. - Class A*,#	261,795,526
Wireless Equipment - 2.0%
3,701,505	QUALCOMM, Inc.	190,035,267
Total Common Stock (cost $5,664,599,433)		8,344,175,521
Money Market - 11.9%
200,000,000 Janus Government Money Market Fund 4.76	%	200,000,000
485,000,000 Janus Institutional Cash Reserves Fund 4.83	%	485,000,000
475,000,000	Janus Money Market Fund, 4.77%	475,000,000
Total Money Market (cost $1,160,000,000)		1,160,000,000
Other Securities - 3.6%
355,131,715	State Street Navigator Securities Lending Prime Portfolio† (cost $355,131,715)	355,131,715
Repurchase Agreements - 0.9%
$41,600,000 Bear Stearns & Company, Inc., 4.830% dated 4/28/06, maturing 5/1/06 to be repurchased at $41,616,744 collateralized by $45,325,577 in U.S. Government Agencies 4.50% - 5.00%, 8/25/25 - 10/15/32 with a value of $42,432,170	(cost $41,600,000)	41,600,000
48,700,000 Fortis Bank N.V., 4.850% dated 4/28/06, maturing 5/1/06 to be repurchased at $48,719,683 collateralized by $60,754,512 in U.S. Government Agencies 5.048% - 7.125%, 2/15/23 - 10/25/35 with a value of $49,674,057	(cost $48,700,000)	48,700,000
Total Repurchase Agreements (cost $90,300,000)		90,300,000
Short-Term Corporate Note - 0.3%
25,000,000	Wells Fargo & Co., 4.84%, 5/24/06 (amortized cost $24,922,694)	24,922,694
Time Deposit - 0.2%
19,700,000	Dexia CLF Finance Co., ETD 4.85%, 5/1/06 (cost $19,700,000)	19,700,000
Total Investments (total cost $7,314,653,842) – 102.4%		9,994,229,930
Liabilities, net of Cash, Receivables and Other Assets – (2.4)%		(238,766,149)
Net Assets – 100%		$9,755,463,781

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$100,154,755	1.0%
Canada	434,535,591	4.3%
Spain	59,704,000	0.6%
Switzerland	915,793,186	9.2%
United Kingdom	351,269,165	3.5%
United States††	8,132,773,233	81.4%
Total	$9,994,229,930	100.0%

†† Includes Short-Term Securities and Other Securities (64.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 51

Janus Venture Fund (unaudited) (closed to new investors)

Ticker: JAVTX

Fund Snapshot

This growth fund focuses on small companies, where there's less Wall Street coverage and more opportunity for a research edge.

Will Bales

portfolio manager

Performance Overview

Volatile energy markets and the Federal Reserve's unwavering campaign to raise short-term interest rates dimmed investor enthusiasm at the end of 2005. Overshadowing solid corporate profit growth and healthy gross domestic product reports, the malaise weighed on consumers, who responded with a relatively lackluster holiday shopping season. In the first three months of 2006, however, there was a strong rally across several major equity indices, with the S&P 500® Index posting its best first-quarter performance in six years. Despite a strong earnings season and healthy financial indicators, enthusiasm was somewhat dampened by fears of consumer spending slowing as oil prices exceeded $70 per barrel, and the expectation that the Federal Reserve would continue its steady inching up of interest rates. In this environment, Janus Venture Fund returned 22.17%, outperforming both its primary and secondary benchmarks, the Russell 2000® Growth Index and the Russell 2000® Index, which returned 20.31% and 18.91%, respectively.

Holdings that Contributed to Fund Performance

The strongest contributor to the Fund's performance over the six-month period from November 2005 to April 30, 2006 was Ultimate Software, a provider of web-based payroll and employee management software geared toward helping mid-sized companies more efficiently manage employee communications, benefits, payroll and staffing functions. Ultimate Software's method of charging per employee per month is achieving scale in terms of both the number of customers overall and the number of large customers in particular, which has enabled the company to raise its prices. With its recurring revenue-type model and current pricing power, Ultimate appears to be solidifying its position in the industry.

Also posting positive returns was documentation company American Reprographics, which advanced as the market increasingly recognized the viability of its business plan. By digitizing the blueprint and document development process for the architectural and construction industries, among others, American Reprographics is streamlining a traditionally time- and labor-intensive process.

Within the financial sector, the International Securities Exchange (ISE), an electronic exchange for options trading located in New York, continued to show significant year-over-year growth. As a result it contributed significantly to our performance. Created by former E*TRADE and New York Stock Exchange executives, ISE was demutualized in 2002, and has since become the world's largest equity options exchange based on volume. Consolidation discussions among exchanges worldwide have generated a great deal of interest in recent years, and more consolidations are anticipated. The exchanges have very good business models due to their incremental margins, which is attractive to investors seeking potential gains in unpredictable markets.

Holdings that Detracted from Fund Performance

On the downside, SeraCare Life Sciences, a manufacturer of diagnostic tests for various diseases, was the Fund's poorest performer during the period. At the end of 2005, a recently hired audit firm had expressed concerns over the company's revenue recognition practices. We discussed the matter with management and found that due to differing client requirements, there are a myriad of ways the customers accepted products from the company. We were convinced that SeraCare's fundamentals were sound and felt that the company's problems would prove to be short-lived, and padded our stake as a result. However, in March, the company's internal audit committee recommended restating the financial statements for up to three quarters. Shortly thereafter, as there was no way to value the company without the restatements, SeraCare was delisted by NASDAQ and the Securities and Exchange Commission, and we sold our entire position.

Another disappointment came from medical device firm FoxHollow Technologies. The company developed a catheter device – the Silver Hawk – that treats peripheral artery disease, which affects blood flow through the legs. While conducting ongoing studies into the effectiveness of its device, FoxHollow continued aggressive marketing efforts, which resulted in near-term pressure on earnings. In turn, the CEO, Robert Thomas, stepped aside. We continue to believe in the firm and decided to increase our stake on the weakness at the end of 2005, though we are watching new developments closely.

Optimal Group, an online payment processing company, lagged on uncertainty regarding Internet gaming. A large

52 Janus Growth Funds April 30, 2006

(unaudited)

portion of Optimal's business is credit card processing for international online gambling. The entire industry is currently down because of uncertainty regarding whether Congress will legalize or prohibit Internet gaming.

Looking Ahead

Although it looks as if the Fed may be close to ending its rate-hike campaign, the behavior of long-term rates, which moved little through 2005, continues to lurk as an unknown in 2006. Any sharp moves could further dampen consumer attitudes, as could the worsening turmoil in the energy markets. In addition, the direction of the housing market is uncertain and there are whispers of a global slowdown. These headwinds will not change our long-term focus on investing in small-cap companies with promising growth potential.

Thank you for your continued investment with Janus.

Janus Venture Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Ultimate Software Group, Inc. Web-based payroll software solutions provider - U.S.	1.36%
Submarino S.A. Internet retailer - Brazil	1.32%
Equinix, Inc. Internet exchange services producer - U.S.	1.18%
American Reprographics Co. Reprographic technology and services provider - U.S.	1.06%
International Securities Exchange, Inc. Fully electronic equity trading platform provider - U.S.	1.00%

5 Largest Detractors from Performance – Holdings

Contribution
SeraCare Life Sciences, Inc. Plasma-based diagnostic products producer - U.S.	(0.61%)
Axesstel, Inc. Developer of broadband data products for telecommunications markets - U.S.	(0.33%)
FoxHollow Technologies, Inc. Medical devices producer - U.S.	(0.32%)
Optimal Robotics Corp. - Class A (U.S. Shares) Payments and services company - U.S.	(0.25%)
Idenix Pharmaceuticals, Inc. Biopharmaceutical company - U.S.	(0.25%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Software & Services	6.57%	22.76%	7.58%
Commercial Services & Supplies	3.11%	10.45%	3.46%
Diversified Financials	2.17%	4.23%	2.06%
Healthcare Equipment & Services	2.08%	15.95%	6.87%
Energy	2.07%	6.60%	6.44%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	(0.23%)	5.42%	5.57%
Telecommunication Services	(0.04%)	0.99%	1.42%
Utilities	0.00%	0.00%	2.38%
Household & Personal Products	0.00%	0.00%	0.53%
Food & Staples Retailing	0.00%	0.00%	0.80%

Janus Growth Funds April 30, 2006 53

Janus Venture Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006

Ultimate Software Group, Inc. Enterprise Software/Services	3.1%
Jarden Corp. Consumer Products - Miscellaneous	2.4%
CoStar Group, Inc. Commercial Services	2.3%
Submarino S.A. E-Commerce/Products	2.3%
TALX Corp. Computers - Voice Recognition	2.1%
12.2%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 5.0% of total net assets.

*Includes cash and cash equivalents of (0.2)%.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

54 Janus Growth Funds April 30, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Venture Fund	22.17%	32.58%		9.14%		9.29%		13.88%
Russell 2000® Growth Index	20.31%	36.13%		6.05%		4.70%		8.43%
Russell 2000® Index	18.91%	33.47%		10.90%		9.58%		11.27%
Lipper Quartile	N/A	3	rd	1	st	2	nd	1	st
Lipper Ranking - based on total return for Small-Cap Growth Funds	N/A**	311/533		70/363		44/117		1/10

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – April 30, 1985

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

The Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings ("IPOs").

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Closed to new investors.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,221.70	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Growth Funds April 30, 2006 55

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 100.0%
Advanced Materials/Products - 0.8%
215,851	Ceradyne, Inc.*,#	$11,440,103
Aerospace and Defense - 0.5%
301,305	TransDigm Group, Inc.*	7,451,273
Apparel Manufacturers - 3.8%
391,625	Carter's, Inc.*,#	26,379,859
810,655	Quiksilver, Inc.*,#	11,081,654
514,154	Volcom, Inc.*,#	18,339,873
		55,801,386
Applications Software - 2.4%
687,310	American Reprographics Co.*,#	24,378,885
610,060	Quest Software, Inc.*,#	10,499,133
		34,878,018
Auction House - Art Dealer - 1.0%
462,760	Sotheby's Holdings, Inc. - Class A*,#	13,878,172
Building - Residential and Commercial - 0.4%
148,000	Rossi Residencial S.A.	1,560,134
190,580	WCI Communities, Inc.*,#	4,884,566
		6,444,700
Commercial Banks - 0.1%
23,190	SVB Financial Group* , #	1,177,356
Commercial Services - 3.6%
610,295	CoStar Group, Inc.*	34,451,152
2,346,939	Intermap Technologies, Ltd.*,£	12,951,669
115,690	Providence Service Corp.*,#	3,623,411
346,800	Traffic.com, Inc.*,#	2,174,436
		53,200,668
Commercial Services - Finance - 3.3%
193,212	Bankrate, Inc.*,#	9,326,343
615,431	Euronet Worldwide, Inc.*,#	21,995,503
544,620	Heartland Payment Systems, Inc.*,#	14,290,829
91,715	Wright Express Corp.*,#	2,823,905
		48,436,580
Computer Services - 1.4%
3,080,025	LivePerson, Inc.*,£	21,159,772
Computer Software - 1.2%
813,544	Blackbaud, Inc.	17,092,559
Computers - Voice Recognition - 2.1%
1,214,822	TALX Corp.#,£	31,597,520
Consulting Services - 4.0%
478,300	Advisory Board Co.*,#	26,842,195
643,125	Huron Consulting Group, Inc.*,#	22,863,094
446,125	Navigant Consulting, Inc.*,#	9,404,315
		59,109,604
Consumer Products - Miscellaneous - 2.4%
1,044,990	Jarden Corp.*,#	35,529,660
Data Processing and Management - 1.8%
2,158,853	Infocrossing, Inc.*,#,£	26,920,897
Dialysis Centers - 0%
13,350	Dialysis Corporation of America*	168,477

Shares or Principal Amount		Value
Direct Marketing - 1.6%
1,704,932	ValueVision Media, Inc.*,£	$21,311,650
211,690	ValueVision Media, Inc. - Class A*	2,646,125
		23,957,775
Distribution/Wholesale - 1.8%
481,880	Beacon Roofing Supply, Inc.*,#	17,829,560
249,889	MWI Veterinary Supply, Inc.*,#	8,883,554
		26,713,114
Drug Delivery Systems - 0.8%
904,930	I-Flow Corp.*,#	12,379,442
E-Commerce/Products - 2.4%
29,670	Baby Universe, Inc.*,#	265,843
46,420	Blue Nile, Inc.*,#	1,615,416
1,235,550	Submarino S.A.*	33,449,246
		35,330,505
E-Commerce/Services - 0.5%
4,957,152	Workstream, Inc. (U.S. Shares)*,£	6,692,155
E-Marketing/Information - 1.2%
232,475	Liquidity Services, Inc.*	3,136,088
896,380	ValueClick, Inc.*,#	15,104,003
		18,240,091
E-Services/Consulting - 1.0%
804,165	GSI Commerce, Inc.*	14,064,846
Electronic Components - Semiconductors - 0.7%
1,011,147	MIPS Technologies, Inc.*	7,492,600
92,675	SiRF Technology Holdings, Inc.*	3,164,851
		10,657,451
Electronic Measuring Instruments - 1.0%
296,781	Trimble Navigation, Ltd.*,#	14,061,484
Enterprise Software/Services - 5.0%
183,440	Emageon, Inc.*,#	3,256,060
1,927,879	Omnicell, Inc.*,£	25,679,348
1,775,000	Ultimate Software Group, Inc.*,£	45,386,749
		74,322,157
Entertainment Software - 0.3%
1,943,905	Excapsa Software, Inc.*	3,987,916
Finance - Investment Bankers/Brokers - 0.9%
417,485	optionsXpress Holdings, Inc.	13,150,778
Finance - Other Services - 2.0%
624,060	International Securities Exchange, Inc.#	27,427,437
185,015	MarketAxess Holdings, Inc.*	2,064,767
		29,492,204
Food - Canned - 0.8%
468,575	TreeHouse Foods, Inc.*	12,276,665
Footwear and Related Apparel - 0.3%
160,845	Crocs, Inc.*,#	4,809,266
Gambling - Non-Hotel - 1.1%
1,528,091	Century Casinos, Inc.*,£	15,449,000
Hotels and Motels - 2.2%
174,740	Four Seasons Hotels, Inc.	9,439,455
569,445	Orient-Express Hotel, Ltd. - Class A	23,347,245
		32,786,700

See Notes to Schedules of Investments and Financial Statements.

56 Janus Growth Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Human Resources - 1.9%
347,695	Barrett Business Services, Inc.*	$9,186,102
334,420	Kenexa Corp.*,#	11,112,777
298,770	Resources Connection, Inc.*,#	8,036,913
		28,335,792
Industrial Audio and Video Products - 1.0%
794,468	Sonic Solutions*,#	14,077,973
Internet Applications Software - 0.8%
354,835	DealerTrack Holdings, Inc.*,#	7,912,820
229,610	Vocus, Inc.*,#	3,503,849
		11,416,669
Internet Content - Entertainment - 0.8%
2,308,435	Harris Interactive, Inc.*,#	11,149,741
Investment Companies - 0.3%
230,960	UTEK Corp.*	3,736,933
Investment Management and Advisory Services - 0.8%
302,505	Calamos Asset Management, Inc. - Class A#	11,725,094
Leisure and Recreation Products - 0.2%
94,050	WMS Industries, Inc.*,#	2,939,063
Marine Services - 0.4%
1,748,955	Odyssey Marine Exploration, Inc.*,#	6,173,811
Medical - Biomedical and Genetic - 0.2%
139,240	Coley Pharmaceutical Group*,#	2,226,448
Medical - Drugs - 0.7%
176,305	Adams Respiratory Therapeutics, Inc.*,#	7,561,721
50,000	Cubist Pharmaceuticals, Inc.*	1,133,500
196,264	Idenix Pharmaceuticals, Inc.*,#	1,970,491
		10,665,712
Medical - HMO - 2.6%
973,779	Centene Corp.*	25,016,383
325,130	WellCare Health Plans, Inc.*,#	13,616,444
		38,632,827
Medical - Hospitals - 1.4%
642,502	United Surgical Partners International, Inc.*,#	21,208,991
Medical - Outpatient and Home Medical Care - 3.1%
1,549,375	Hythiam, Inc.*,#,£	13,851,413
602,940	LHC Group LLC*,#	10,491,156
852,209	Radiation Therapy Services, Inc.*,#	21,773,939
		46,116,508
Medical - Wholesale Drug Distributors - 0.3%
6,100,000	DrugMax, Inc.*,£	3,965,000
590,098	DrugMax, Inc.*	383,564
		4,348,564
Medical Instruments - 2.7%
41,974	CONMED Corp.	915,453
259,605	Dexcom, Inc.*,#	6,531,662
464,590	ev3, Inc.*,#	7,289,417
298,150	FoxHollow Technologies, Inc.*,#	9,287,373
92,485	Intuitive Surgical, Inc.*	11,745,594
92,970	Ventana Medical Systems, Inc.*,#	4,527,639
		40,297,138
Medical Labs and Testing Services - 0.2%
142,544	Bio-Reference Laboratories, Inc.*,#	2,722,590

Shares or Principal Amount		Value
Medical Products - 1.3%
939,425	PSS World Medical, Inc.*,#	$16,947,227
665,834	ThermoGenesis Corp.*,#	2,749,894
		19,697,121
Miscellaneous Manufacturing - 1.2%
505,410	American Railcar Industries, Inc.	18,043,137
Motion Pictures and Services - 1.9%
2,880,100	Lions Gate Entertainment Corp. (U.S. Shares)*	28,138,577
Music - 0.5%
3,562,500	Genius Products, Inc.*,oo,§,£	5,775,525
1,187,500	Genius Products, Inc.*	2,291,875
		8,067,400
Office Furnishings - Original - 0.8%
545,040	Knoll, Inc.#	11,854,620
Oil - Field Services - 1.9%
229,860	Basic Energy Services, Inc.*,#	7,661,234
168,592	Flint Energy Services, Ltd.*	9,575,235
644,820	Key Energy Services, Inc.*,#	11,019,974
		28,256,443
Oil Companies - Exploration and Production - 2.3%
277,860	Carrizo Oil & Gas, Inc.*,#	8,163,527
103,235	Complete Production Services, Inc.*	2,728,501
1,157,115	Gasco Energy, Inc.*,#	6,479,844
518,645	Western Oil Sands, Inc. - Class A*	15,683,903
		33,055,775
Optical Recognition Equipment - 1.0%
951,750	Optimal Robotics Corp. - Class A (U.S. Shares)*,#	14,647,433
Pharmacy Services - 1.2%
446,875	HealthExtras, Inc.*,#	12,986,188
1,591,512	Ronco Fi-Tek, Inc.*,oo,§,£	5,100,000
		18,086,188
Quarrying - 0.2%
277,245	Birch Mountain Resources, Ltd. (U.S. Shares)*,#	2,059,930
Real Estate Operating/Development - 0.3%
454,470	Gafisa S.A.*	4,638,338
REIT - Mortgages - 0.8%
503,349	CapitalSource, Inc.#	11,828,702
Research and Development - 0.3%
185,350	PRA International*,#	4,311,241
Resorts and Theme Parks - 0.6%
236,755	Intrawest Corp. (U.S. Shares)	8,499,505
Retail - Apparel and Shoe - 0.2%
185,355	Bebe Stores, Inc.	3,277,076
Retail - Computer Equipment - 0.5%
394,085	Insight Enterprises, Inc.*,#	7,791,060
Retail - Petroleum Products - 2.1%
763,405	World Fuel Services Corp.#	30,566,736
Semiconductor Components/Integrated Circuits - 0.5%
202,857	Hittite Microwave Corp.*,#	7,893,166
Sugar - 0.6%
2,077,918	Balrampur Chini Mills, Ltd.	8,705,042

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 57

Janus Venture Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Telecommunication Services - 1.0%
422,685	NeuStar, Inc. - Class A*,#	$14,836,244
Therapeutics - 2.9%
718,850	MGI Pharma, Inc.*,#	13,428,118
246,796	Neurocrine Biosciences, Inc.*	14,156,219
202,080	United Therapeutics Corp.*	12,033,864
543,405	ViaCell, Inc.*,#	3,146,315
		42,764,516
Toys - 1.4%
1,078,010	Marvel Entertainment, Inc.*,#	21,031,975
Transactional Software - 1.7%
893,710	Open Solutions, Inc.*,#	24,326,786
Transportation - Railroad - 1.7%
397,700	All America Latina Logistica (GDR)	25,155,907
Transportation - Services - 1.1%
491,425	Pacer International, Inc.#	16,850,963
Travel Services - 0.1%
1,145,454	OneTravel Holdings, Inc.*,£	630,000
Web Hosting/Design - 2.1%
473,610	Equinix, Inc.*	31,210,899
Total Common Stock (cost $1,005,548,027)		1,474,656,928

Shares or Principal Amount		Value
Preferred Stock - 0%
Computers - Peripheral Equipment - 0%
665,000	Candescent Technologies Corp. - Series Eß,•,ºº (cost $3,657,500)	$0
Warrants - 0.2%
Data Processing and Management - 0.2%
521,660	Infocrossing, Inc. - expires 10/16/08ß,oo	2,404,853
Medical - Wholesale Drug Distributors - 0%
3,050,000	DrugMax, Inc. - expires 9/29/10oo,§	0
Music - 0%
1,425,000	Genius Products, Inc. - expires 12/5/10oo,§	529,245
Travel Services - 0%
458,181	OneTravel Holdings, Inc. - expires 4/14/10oo,§	0
Total Warrants (cost $1,464,250)		2,934,098
Other Securities - 24.7%
364,896,141	State Street Navigator Securities Lending Prime Portfolio† (cost $364,896,141)	364,896,141
Total Investments (total cost $1,375,565,918) – 124.9%		$1,842,487,167
Liabilities, net of Cash, Receivables and Other Assets – (24.9)%		(367,391,779)
Net Assets – 100%		$1,475,095,388

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$23,347,245	1.3%
Brazil	64,803,625	3.5%
Canada	111,675,778	6.0%
India	8,705,042	0.5%
United States††	1,633,955,477	88.7%
Total	$1,842,487,167	100.0%

††Includes Other Securities (68.9% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.

58 Janus Growth Funds April 30, 2006

Janus Global Life Sciences Fund (unaudited)

Ticker: JAGLX

Fund Snapshot

This fund seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Thomas Malley

portfolio manager

Performance Overview

Although the outlook for long-term interest rates remained murky and the Federal Reserve kept pushing up short-term yields, small capitalization stocks sparkled during the six-month period ended April 30, 2006, posting double-digit gains that topped the otherwise solid returns posted by mid-cap and large-cap equities.

In the life sciences sector, investors soured on biotechnology and managed healthcare companies late in the period, resulting in a sizeable pullback in both groups, which had previously been standouts. While valuation concerns arose in the biotechnology space, especially in relation to more speculative names, rising medical costs weighed on managed healthcare companies. As a result, the two groups closed out the period ranked among the poorest performing sectors in the industry.

Elsewhere, government reimbursement uncertainties proved increasingly worrisome to medical device companies. Interestingly, large pharmaceutical companies, which have contended with such concerns for much longer, tended to fair better during the period. Holding significant exposure to biotechnology companies and health insurers, the Fund generated a 4.44% return during the period, trailing its benchmarks, the S&P 500® Index and the Morgan Stanley Capital International World Health Care IndexSM, which advanced 9.64% and 6.63%, respectively.

Our exposure to the biotechnology group focused heavily on small capitalization companies, which tend to be tied to drug-related developments. During much of the period, we also sensed an urgency among larger pharmaceutical concerns to acquire cutting edge compounds. We have found that once a small company announces measurable success in a Phase III trial, the market immediately figures the company has added leverage, in terms of a possible licensing deal or potential acquisition, and generally pushes the stock upward. As the price climbs, however, risk factors increase as well, and we regularly assess our reasons for investing.

Detractors from Fund Performance

The largest detractor from performance, United Therapeutics, rose sharply during the first 8 months of 2005 on good earnings growth. However, it fell during the period as the company suffered from inventory destocking and higher market costs. United Therapeutics was one of the names that perhaps got ahead of itself before falling in the wake of a disappointing earnings report. The company's Remodulin treatment for high blood pressure has enjoyed increased sales and it is developing an inhaled version of the drug that we believe holds further promise. In addition, United Therapeutics recently expanded its sales force and has an ovarian cancer antibody, Ovarex, in Phase III trials. Given the potential catalysts for future growth, we continue to hold the stock.

We upped our exposure to another biotechnology laggard, Idenix Pharmaceuticals. The company's stock dropped over misperceptions that experiential trials on the hepatitis C drug it's developing with Novartis of Switzerland were scrapped. Instead, side effects from the treatment prompted researchers to cut the dosage level, and Novartis responded by reiterating its support for the drug development effort.

Conversely, the outlook for LifePoint Hospitals worsened, prompting us to exit the stock. The aftereffects of Hurricane Katrina lingered longer than anticipated for this owner and operator of 53 rural hospitals, including five in Louisiana. Issues with Medicare reimbursement policies and the integration of Province Healthcare, which was acquired in 2005, added to the company's woes, which convinced us to move on.

Contributors to Fund Performance

While investing in small biotechnology companies can indeed be precarious, the Fund also enjoyed some stellar returns from the group, including top performer Adolor, which surged as it released preliminary trial data that showed its Entereg treatment was effective at helping patients recover more quickly from opiod-induced constipation after surgery. On track for a 2007 approval from the Food and Drug Administration (FDA), the drug significantly reduced post-operative intestinal distress among trial subjects. It's also being studied for relief of bowel dysfunction from chronic opiod use.

Another innovative company, Alexion Pharmaceuticals, reported positive developments in Phase III trials for its Soliris treatment for paroxysmal nocturnal hemoglobinuria (PNH). The disease, in which a body's immune system attacks red blood cells, affects about 10,000 people in North America and Europe. If approved, Soliris will significantly reduce the number of required blood transfusions for PNH sufferers, which represents a large quality of life benefit. Pleased with the stock's rally, we took the opportunity to book some profits.

Gilead Sciences continued to see success in the uptake of its once-a-day HIV medication, Truvada, which has steadily taken market share from GlaxoSmithKline's Combivir. Looking ahead, the company has filed for FDA approval of another once-daily combination pill which will mix Truvada and the popular Sustiva treatment from Bristol-Myers Squibb. Given the developments and rise in the stock price, we pared our exposure during the period.

Adding to 2006 gains was Celgene, a biotechnology concern that initiated a fresh rally in the closing days of December when the FDA approved its Revlimid drug for

Janus Growth Funds April 30, 2006 59

Janus Global Life Sciences Fund (unaudited)

treating myelodysplastic syndromes (MDS), a blood-borne cancer. Weeks later, the FDA announced that it had granted a priority review of the company's application for Revlimid to treat multiple myeloma, a bone marrow-based cancer, and a decision was expected by the end of June. Meanwhile, our surveys of physicians suggest Revlimid will enjoy high adoption rates for both indications, so our outlook for the company remains bright. We have moved our position into a six month structured note with Goldman Sachs to reduce volatility to the Fund during the launch period of Revlimid. Our investment position remains the same and at the end of the note, we will receive our old shares back.

Moving beyond healthcare, we actively look for stocks that improve the quality of life in other areas of the market as well. One such industry is agribusiness, an area of the economy that is gaining increased attention as consumer wealth rises across the globe. A new position that meets this criteria and lifted returns immediately was Brazilian agribusiness Cosan, the world's largest processor of sugar cane. Along with Syngenta, another Top 10 performer in the Fund, Cosan has benefited from increases in core food prices around the world, due in part to greater demand from fast-growing Asian countries. Another new name included Stada Arzneimittel of Germany, a leader in the growing European generic drug market.

Looking Ahead

Increasingly, concerns over future Medicare reimbursement levels are dominating discussions within the domestic life sciences sector. From the government plan's massive drug spend to decisions on medical devices and HMO services, fears over healthcare companies' future abilities to effectively raise prices are widespread. Interestingly, in Japan and Europe, price cuts are part of the fundamental equation and are now built into stock prices.

While acknowledging that the U.S. reimbursement debate will likely add to market volatility, we feel good about the long-term potential in the life sciences sector. We believe many of our companies are improving the practices of healthcare and improving the treatment of disease and we're excited about the potential for strong positive developments. Of course, to attempt to mitigate dramatic swings within any individual sector, we will continue to run what we believe to be a balanced, well-diversified portfolio of holdings.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Global Life Sciences Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Adolor Corp. Therapeutic-based biopharmaceutical company - U.S.	1.54%
Celgene Corp. Global biopharmaceutical company - U.S.	1.06%
Cosan S.A. Industria e Comercio Food and beverage producer and distributor - Brazil	0.88%
Alexion Pharmaceuticals, Inc. Biopharmaceutical company - U.S.	0.86%
Gilead Sciences, Inc. Biopharmaceutical company - U.S.	0.76%

5 Largest Detractors from Performance – Holdings

Contribution
United Therapeutics Corp. Vascular pharmaceutical developer - U.S.	(0.73%)
Nabi Biopharmaceuticals Biopharmaceutical company - U.S.	(0.72%)
Idenix Pharmaceuticals, Inc. Biopharmaceutical company - U.S.	(0.68%)
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.66%)
LifePoint Hospitals, Inc. Health care services provider - U.S.	(0.51%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	5.90%	58.24%	7.88%
Food, Beverage & Tobacco	0.74%	2.13%	4.61%
Materials	0.64%	2.51%	3.01%
Insurance	0.03%	0.31%	4.75%
Commercial Services & Supplies	0.00%	0.00%	0.73%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(2.90%)	36.82%	5.17%
Utilities	0.00%	0.00%	3.30%
Transportation	0.00%	0.00%	1.84%
Telecommunication Services	0.00%	0.00%	3.15%
Technology Hardware & Equipment	0.00%	0.00%	7.04%

60 Janus Growth Funds April 30, 2006

(unaudited)

5 Largest Holdings – (% of Net Assets)

As of April 30, 2006

Goldman Sachs Group, Inc., convertible, (Celgene Corp.), 0% Finance - Investment Bankers/Brokers	5.2%
Roche Holding A.G. Medical - Drugs	4.2%
Coventry Health Care, Inc. Medical - HMO	3.5%
Aetna, Inc. Medical - HMO	3.5%
United Therapeutics Corp. Therapeutics	3.1%
19.5%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 4.4% of total net assets.

*Includes short sale of (0.8%).

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Growth Funds April 30, 2006 61

Janus Global Life Sciences Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Global Life Sciences Fund	4.44%	15.74%		3.59%		10.10%
S&P 500® Index	9.64%	15.42%		2.70%		2.45%
Morgan Stanley Capital International World Health Care IndexSM	6.63%	8.46%		2.84%		1.91%
Lipper Quartile	N/A	2	nd	2	nd	2	nd
Lipper Ranking - based on total return for Health/Biotechnology Funds	N/A**	57/176		55/127		15/48

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – December 31, 1998

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund emphasizes investments in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Returns have sustained significant gains due to market volatility in the healthcare sector.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,044.40	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

*Expenses are equal to the annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

62 Janus Growth Funds April 30, 2006

Janus Global Life Sciences Fund

Schedule of Investments and Securities Sold Short (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock – 94.2%
Agricultural Chemicals - 2.9%
228,405	Syngenta A.G.*,**	$31,861,043
Dental Supplies and Equipment - 1.4%
476,605	Patterson Companies, Inc.*,#	15,527,791
Diagnostic Kits - 2.0%
566,076	Dade Behring Holdings, Inc.	22,076,964
Drug Delivery Systems - 1.2%
337,935	Hospira, Inc.*	13,027,394
Food - Dairy Products - 1.2%
353,700	Dean Foods Co.*	14,010,057
Instruments - Scientific - 2.2%
348,790	Fisher Scientific International, Inc.*,#	24,607,135
Medical - Biomedical and Genetic - 10.0%
443,900	Advanced Magnetics, Inc.*,#	11,585,790
533,280	Alexion Pharmaceuticals, Inc.*	18,126,187
239,080	Amgen, Inc.*,**	16,185,716
1,271,821	Fibrogen, Inc.*,oo,§	9,106,238
209,500	Genentech, Inc.*	16,699,245
201,300	Genmab A/S*,#	7,131,719
175,140	Genzyme Corp.*	10,711,562
325,845	Invitrogen Corp.*,#	21,509,029
		111,055,486
Medical - Drugs - 28.6%
438,955	Abbott Laboratories	18,760,937
1,229,248	Adolor Corp.*,#	28,911,913
1,163,340	Cubist Pharmaceuticals, Inc.*	26,372,918
516,825	Endo Pharmaceuticals Holdings, Inc.*	16,254,146
475,580	Forest Laboratories, Inc.*	19,203,920
653,784	Idenix Pharmaceuticals, Inc.*,#	6,563,991
513,175	K-V Pharmaceutical Co. - Class A*,#	11,074,317
1,346,445	Ligand Pharmaceuticals, Inc. - Class B*,#	16,493,951
765,535	Merck & Company, Inc.	26,349,715
321,039	Novartis A.G.**,#	18,417,937
907,225	Pfizer, Inc.	22,980,009
308,325	Roche Holding A.G.**	47,409,753
505,770	Shire PLC (ADR)**,#	23,953,267
416,486	Stada Arzneimittel A.G.#	20,087,631
314,625	Wyeth	15,312,799
		318,147,204
Medical - Generic Drugs - 3.0%
178,110	Barr Pharmaceuticals, Inc.*	10,784,561
559,510	Teva Pharmaceutical Industries, Ltd. (ADR)#	22,660,155
		33,444,716
Medical - HMO - 11.3%
998,455	Aetna, Inc.	38,440,518
900,750	Centene Corp.*,#	23,140,268
788,267	Coventry Health Care, Inc.*	39,153,221
493,130	UnitedHealth Group, Inc.	24,528,286
		125,262,293
Medical - Hospitals - 0.9%
291,799	United Surgical Partners International, Inc.*,#	9,632,285
Medical - Nursing Homes – 1.7%
432,305	Manor Care, Inc.#	18,956,574

Shares or Principal Amount		Value
Medical - Wholesale Drug Distributors - 2.9%
486,750	Cardinal Health, Inc.	$32,782,613
Medical Instruments - 2.3%
755,725	Boston Scientific Corp.*	17,563,049
720,985	Stereotaxis, Inc.*,#	8,536,462
		26,099,511
Medical Products - 2.2%
267,695	Stryker Corp.	11,711,656
241,355	Varian Medical Systems, Inc.*	12,642,175
		24,353,831
Optical Supplies - 1.1%
120,010	Alcon, Inc. (U.S. Shares)**	12,206,217
Pharmacy Services - 1.6%
331,950	Medco Health Solutions, Inc.*	17,669,699
Physical Therapy and Rehabilitation Centers - 1.7%
4,097,185	HEALTHSOUTH Corp.*,#	18,765,107
Respiratory Products - 1.4%
418,860	Respironics, Inc.*	15,338,653
Sugar - 2.4%
342,900	Cosan S.A. Industria e Comercio*	26,387,034
Therapeutics - 12.2%
318,255	Amylin Pharmaceuticals, Inc.*,#	13,860,005
588,160	Gilead Sciences, Inc.*	33,819,200
1,094,490	MGI Pharma, Inc.*,#	20,445,073
367,920	Neurocrine Biosciences, Inc.*	21,103,891
763,560	Nuvelo, Inc.*,#	12,499,477
578,984	United Therapeutics Corp.*	34,478,498
		136,206,144
Total Common Stock (cost $818,081,137)		1,047,417,751
Preferred Stock - 0.3%
Medical - Biomedical and Genetic - 0.3%
1,678,901	Cougar Technology, Inc.oo, § (cost $2,904,499)	2,904,499
Equity-Linked Structured Note - 5.2%
Finance - Investment Bankers/Brokers - 5.2%
721,700	Goldman Sachs Group, Inc., convertible (Celgene Corp.), 0% ß (cost $50,584,242)	57,727,340
Other Securities - 15.6%
174,002,620	State Street Navigator Securities Lending Prime Portfolio † (cost $174,002,620)	174,002,620
Securities Sold Short - (0.8)%
Medical - Nursing Homes - (0.8)%
354,350	Kindred Healthcare, Inc.* (proceeds $8,353,528)	(8,596,531)
Total Investments and Securities Sold Short (total cost $1,037,218,970) – 114.5%		1,273,455,679
Liabilities, net of Cash, Receivables and Other Assets – (14.5)%		(160,986,274)
Net Assets – 100%		$1,112,469,405

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 63

Janus Global Life Sciences Fund

Schedule of Investments and Securities Sold Short (unaudited)

As of April 30, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Brazil	$26,387,034	2.1%
Denmark	7,131,719	0.5%
Germany	20,087,631	1.6%
Israel	22,660,155	1.8%
Switzerland	109,894,950	8.6%
United Kingdom	23,953,267	1.9%
United States††	1,063,340,923	83.5%
Total	$1,273,455,679	100.0%

†† Includes Other Securities (69.8% excluding Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 8/10/06	2,500,000	$4,565,248	$(221,223)
British Pound 10/19/06	600,000	1,096,905	(22,839)
Swiss Franc 6/28/06	26,750,000	21,716,576	(405,334)
Swiss Franc 8/10/06	4,700,000	3,832,917	(191,877)
Total		$31,211,646	$(841,273)

See Notes to Schedules of Investments and Financial Statements.

64 Janus Growth Funds April 30, 2006

Janus Global Technology Fund (unaudited)

Ticker: JAGTX

Fund Snapshot

This fund pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Team Based Approach

Led by Brad Slingerlend and Barney Wilson

Performance Overview

As inflationary fears and budget deficit concerns simmered beneath an otherwise healthy domestic economic environment, global equities generally outperformed U.S. stocks during the six-month period ended April 30, 2006.

The Federal Reserve did little to help underlying sentiments as it continued its steady drumbeat of quarter-point rate hikes – adding 1.00% to the overnight lending rate during the period.

Buoyed by a number of solid overseas companies, Janus Global Technology Fund generated a 19.01% return during the period, outperforming its benchmarks, the S&P 500® Index, which advanced 9.64%, and the Morgan Stanley Capital International World Information Technology IndexSM, which gained 12.02%.

Investment Strategy

On February 1, 2006, we assumed management responsibility for the Fund and it spent part of the period in transition. While the Fund has always relied on the excellent work done by the Janus technology research team, we've decided to sharpen its focus on the group's best ideas. Accordingly, we're striving for 90% of the Fund's holdings to be "buy" or "strong buy" rated by Janus analysts. As part of the refinement process during the period, we scaled back the number of the Fund's holdings and finished within our ideal target of between 50 and 70 names.

Contributors to Fund Performance

Leading the way on a performance basis was Hon Hai Precision. The Taiwanese contract manufacturer reported a phenomenal 68.3% gain in sales during 2005 while it expanded its share of the personal computer, consumer electronic and enterprise technology markets. As the growth rate slowed somewhat through the first four months of 2006, we're watching carefully to assess this long-term holding's prospects going forward.

Elsewhere, wireless technology developer Research in Motion (RIM) of Canada rallied after resolving a problematic patent issue with its popular BlackBerry communications service. Having tracked the company for several years, we frequently supplemented its own information with subscriber data from wireless service carriers. Thus, we believed that separate from the legal issues, it was still a high growth company with great returns and a courtroom battle wasn't going to stop that from continuing. We added heavily to the Fund's stake in 2005 as a reflection of our conviction. Once the settlement with rival NTP was announced in March, RIM's stock appreciated significantly and we were pleased to take some profits.

Glassworks innovator Corning is another longtime holding that rewarded us during the period. Again, by leveraging our global research efforts and the wide reach of the Janus technology analyst team, we determined the full extent of the company's leadership position in the liquid crystal display (LCD) market.

Following discussions with Corning customers and plant visits in the U.S. and Asia, we concluded that the company, relying on a proprietary manufacturing technology, frequently leads the industry into the next generation of glass displays, both in size and related technology. This edge has proven critical as television manufacturers keep expanding the market for large LCD screens. The first-mover advantage translates into higher margins, which are especially valuable when end-market demand accelerates quicker than anticipated, which happened during the period. However, as Corning's stock climbed, it reached our target price so we liquidated the position.

Our global research efforts also led us to SOITEC, a French developer of silicon technology that essentially provides an insulation layer for semiconductor chips. The structure allows microprocessors to run faster with lower heat, which provides a performance advantage for chip manufacturers. Currently used in a small number of circumstances, we believe the technology will gain traction and proliferate through the chip industry and we'll see more supplier agreements such as the one it recently signed with Advanced Micro Devices. Based on our confidence in the company, we significantly increased the Fund's exposure.

A company with a similarly promising outlook that's already well-entrenched in the industry is business software developer SAP of Germany. Validating SAP's strong marketing message that the company's enterprise software improves business metrics and makes companies more competitive, we believe the return on investment for SAP clients is remarkably high. As the company has consistently delivered on its promises, we believe SAP's growth rate will exceed that of the technology sector for a multi-year period.

Detractors from Fund Performance

Weighing on performance was Internet services outfit Yahoo!, which sagged amid mixed reviews of its search-generated revenue growth rate. We actually believed the response was overblown, viewed the compelling valuation as an opportunity and increased the Fund's position. Ultimately, we believe the potential for paid search and other advertising revenues, along with the increasing complexity of content available on the Web, outweighs any short-term setbacks.

We witnessed another opportunistic shortfall in Internet protocol (IP) network gear Juniper Networks. Underwhelming quarterly results contributed to an extended selloff in the stock, although we added to the Fund's stake. We believe the sagging revenues will prove to be of temporary consequence, rather than the early inklings of a long-term fundamental problem. Eventually, we believe that voice, video and data

Janus Growth Funds April 30, 2006 65

Janus Global Technology Fund (unaudited)

delivery will all converge on IP networks, leading to steady demand for Juniper's equipment, perhaps most notably from the large telecommunication services carriers which will need to upgrade their networks.

Computer maker Dell also declined amid short-term revenue growth issues. Although we locked in some profits on the stock as share prices approached near-term targets, we continue to hold a significant stake in the company. Ultimately, we believe the value of its well-honed direct-distribution model and its track record of strong execution will return to the fore, especially considering double-digit growth projections for computer sales during 2006.

Online auction host eBay continued to disappoint as its flagship domestic marketplace business faltered. Despite steady growth in merchandise listings, the increase in revenue gains eased modestly, tempering management's optimism. The company's PayPal division is a steady outperformer and the voice over Internet protocol service provider Skype boasts high user volumes, although generating revenues from that business has proven challenging. While maintaining a stake in eBay, we're carefully gauging its ability to execute and drive new earnings going forward.

Looking Ahead

As Janus' grassroots research efforts delve deep into company fundamentals, our analysts frequently find stocks that are undervalued in relation to the company's potential. Furthermore, by narrowing the Fund's focus to the team's top 50-70 ideas, we believe we're concentrating on the best prospects for appreciation in the world.

In the coming quarters, the emphasis on company-level research will likely gain in importance as we don't believe any dramatic, broad-based themes will emerge from the technology sector. Instead, we believe exciting names with potential exist in virtually all corners of the technology universe, independent of any overall outlook for the group.

By seeking out and investing in companies that are underestimated, misunderstood and undervalued by the broader market, we will attempt to continue to deliver benchmark-beating returns from the technology sector.

Thank you for your investment in Janus Global Technology Fund.

Janus Global Technology Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Hon Hai Precision Industry Company, Ltd. Personal computer parts company - Taiwan	1.56%
Marvell Technology Group, Ltd. Communication-related integrated circuits provider - U.S.	1.17%
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	0.97%
Broadcom Corp. - Class A Integrated silicon solutions provider - U.S.	0.94%
Samsung Electronics Company, Ltd. Diversified electronics manufacturer - Korea	0.91%

5 Largest Detractors from Performance – Holdings

Contribution
Yahoo!, Inc. Global Internet media company - U.S.	(0.49%)
Juniper Networks, Inc. Internet infrastructure solutions provider - U.S.	(0.42%)
Dell, Inc. Worldwide computer systems and services - U.S.	(0.38%)
eBay, Inc. Online marketplace - U.S.	(0.20%)
Check Point Software Technologies, Ltd. (U.S. Shares) Internet security provider - U.S.	(0.18%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Semiconductors & Semiconductor Equipment	8.31%	26.59%	3.15%
Technology Hardware & Equipment	6.04%	31.06%	7.04%
Software & Services	3.60%	32.24%	5.44%
Consumer Durables & Apparel	0.83%	2.18%	1.31%
Retailing	0.43%	2.91%	3.59%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Pharmaceuticals & Biotechnology	(0.05%)	0.32%	7.88%
Utilities	0.00%	0.00%	3.30%
Transportation	0.00%	0.00%	1.84%
Real Estate	0.00%	0.00%	0.79%
Insurance	0.00%	0.00%	4.75%

66 Janus Growth Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006

Yahoo!, Inc. Web Portals/Internet Service Providers	3.8%
Advanced Micro Devices, Inc. Electronic Components - Semiconductors	3.2%
Oracle Corp. Enterprise Software/Services	2.9%
Amdocs, Ltd. (U.S. Shares) Telecommunication Services	2.9%
QUALCOMM, Inc. Wireless Equipment	2.7%
15.5%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 9.1% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Growth Funds April 30, 2006 67

Janus Global Technology Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Global Technology Fund	19.01%	34.60%		(4.49)%		3.90%
S&P 500® Index	9.64%	15.42%		2.70%		2.45%
Morgan Stanley Capital International World Information Technology IndexSM	12.02%	22.49%		(3.36)%		(2.35)%
Lipper Quartile	N/A	2	nd	3	rd	1	st
Lipper Ranking - based on total return for Science & Technology Funds	N/A**	94/292		132/230		17/76

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – December 31, 1998

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Returns have sustained significant gains due to market volatility in the information technology sector.

Effective 2/1/06, Mike Lu is no longer the portfolio manager of Janus Global Technology Fund. Brad Slingerlend and Barney Wilson are now leading the Janus Technology Team in selecting investments for the Fund.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,190.10	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36

*Expenses are equal to the annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

68 Janus Growth Funds April 30, 2006

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 96.8%
Applications Software - 5.5%
285,885	Citrix Systems, Inc.*	$11,412,529
187,877	Infosys Technologies, Ltd.	13,137,372
845,450	Microsoft Corp.	20,417,618
843,085	Quest Software, Inc.*	14,509,493
		59,477,012
Audio and Video Products - 1.3%
276,300	Sony Corp.**	13,879,910
Chemicals - Diversified - 0.6%
108,600	Shin-Etsu Chemical Company, Ltd.**	6,275,748
Commercial Services - Finance - 1.3%
343,235	Paychex, Inc.	13,863,262
Computer Services - 1.2%
517,490	Ceridian Corp.*	12,538,783
Computers - 3.8%
209,355	Apple Computer, Inc.*	14,736,498
410,465	Dell, Inc.*	10,754,183
205,105	Research In Motion, Ltd. (U.S. Shares)*	15,717,197
		41,207,878
Computers - Memory Devices - 4.3%
1,996,425	EMC Corp.*	26,971,702
303,405	SanDisk Corp.*	19,366,341
		46,338,043
Computers - Peripheral Equipment - 1.2%
322,018	Logitech International S.A.*	13,371,978
Data Processing and Management - 0.9%
231,270	NAVTEQ Corp.*	9,602,330
E-Commerce/Products - 2.6%
325,608	Amazon.com, Inc.*,#	11,464,658
592,030	Submarino S.A.*	16,027,645
		27,492,303
E-Commerce/Services - 1.0%
315,505	eBay, Inc.*	10,856,527
Electric Products - Miscellaneous - 1.3%
2,238,000	Toshiba Corp.**	14,249,769
Electronic Components - Miscellaneous - 2.5%
2,125,026	Hon Hai Precision Industry Company, Ltd.**	14,419,487
367,912	Koninklijke (Royal) Philips Electronics N.V.**	12,694,783
		27,114,270
Electronic Components - Semiconductors - 17.1%
1,060,245	Advanced Micro Devices, Inc.*	34,298,926
10,164,115	ARM Holdings PLC**	25,207,331
338,540	International Rectifier Corp.*,#	15,302,008
1,141,490	LSI Logic Corp.*	12,156,869
410,610	Microsemi Corp.*,#	11,217,865
924,658	MIPS Technologies, Inc.*	6,851,716
38,600	Samsung Electronics Company, Ltd.**	26,355,386
406,976	Silicon-On-Insulator Technologies (SOITEC)*,**,#	13,282,788
314,420	SiRF Technology Holdings, Inc.*,#	10,737,443
833,715	Texas Instruments, Inc.	28,938,248
		184,348,580
Electronic Forms - 2.1%
568,245	Adobe Systems, Inc.*	22,275,204

Shares or Principal Amount		Value
Electronic Measuring Instruments - 0.7%
166,585	Trimble Navigation, Ltd.*	$7,892,797
Energy - Alternate Sources - 2.5%
780,900	Suntech Power Holdings Company, Ltd. (ADR)*	26,777,061
Enterprise Software/Services - 5.3%
481,410	CA, Inc.#	12,208,558
2,146,740	Oracle Corp.*	31,320,936
63,967	SAP A.G.**	13,993,588
		57,523,082
Entertainment Software - 2.8%
1,026,980	Activision, Inc.*	14,572,846
282,055	Electronic Arts, Inc.*	16,020,724
		30,593,570
Internet Connectivity Services - 1.4%
288,911	NDS Group PLC (ADR)*,**	14,561,114
Internet Infrastructure Software - 1.7%
180,625	Akamai Technologies, Inc.*,#	6,085,256
1,386,990	TIBCO Software, Inc.*,#	11,955,854
		18,041,110
Internet Security - 2.3%
562,875	Check Point Software Technologies, Ltd. (U.S. Shares)*	10,891,631
550,755	McAfee, Inc.*	14,369,198
		25,260,829
Medical - Drugs - 1.2%
568,024	Cubist Pharmaceuticals, Inc.*	12,877,104
Networking Products - 3.8%
656,249	Cisco Systems, Inc.*	13,748,417
1,467,360	Juniper Networks, Inc.*	27,116,812
		40,865,229
Semiconductor Components/Integrated Circuits - 7.2%
530,134	Actions Semiconductor Company, Ltd. (ADR)*,#	5,269,532
10,378,000	Advanced Semiconductor Manufacturing Corp.*	2,583,357
1,518,470	Cypress Semiconductor Corp.*,#	26,056,946
205,145	Marvell Technology Group, Ltd.*	11,711,728
497,355	Maxim Integrated Products, Inc.	17,536,737
6,801,646	Taiwan Semiconductor Manufacturing Company, Ltd.**	14,517,398
		77,675,698
Semiconductor Equipment - 3.4%
1,151,475	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	24,353,696
244,610	KLA-Tencor Corp.	11,780,418
		36,134,114
Telecommunication Equipment - 1.1%
987,019	Arris Group, Inc.*,#	11,696,175
Telecommunication Services - 4.3%
829,690	Amdocs, Ltd. (U.S. Shares)*,**	30,864,468
433,665	NeuStar, Inc. - Class A*	15,221,642
		46,086,110

See Notes to Schedules of Investments and Financial Statements.

Janus Growth Funds April 30, 2006 69

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Television - 1.2%
1,340,443	British Sky Broadcasting Group PLC**	$12,845,158
Web Hosting/Design - 0.6%
96,580	Equinix, Inc.*	6,364,622
Web Portals/Internet Service Providers - 5.3%
38,140	Google, Inc. - Class A*	15,940,232
1,261,728	Yahoo!, Inc.*	41,359,443
		57,299,675
Wireless Equipment - 5.3%
642,870	Nokia Oyj (ADR)**	14,567,434
568,190	QUALCOMM, Inc.	29,170,875
370,890	Telefonaktiebolaget LM Ericsson (ADR)#	13,155,468
		56,893,777
Total Common Stock (cost $778,455,685)		1,042,278,822
Corporate Bonds - 0%
$31,700,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A) (cost $4,368,283) ‡,¥,ºº,§	0
Preferred Stock - 0.5%
Wireless Equipment - 0.5%
102,750	Crown Castle International Corp. convertible, 6.25% (cost $5,137,500)	5,651,250
Other Securities - 7.1%
76,982,279	State Street Navigator Securities Lending Prime Portfolio† (cost $76,982,279)	76,982,279
Time Deposit - 4.6%
$49,800,000	ING Financial, ETD, 4.86%, 5/1/06 (cost $49,800,000)	49,800,000
Total Investments (total cost $914,743,747) – 109.0%		1,174,712,351
Liabilities, net of Cash, Receivables and Other Assets – (9.0)%		(96,805,525)
Net Assets – 100%		$1,077,906,826

Summary of Investments by Country

Country	Value	% of Investments Securities
Bermuda	$11,711,728	1.0%
Brazil	16,027,645	1.4%
Canada	15,717,197	1.3%
Cayman Islands	32,046,593	2.7%
China	2,583,357	0.2%
Finland	14,567,434	1.2%
France	13,282,788	1.1%
Germany	13,993,588	1.2%
India	13,137,372	1.1%
Israel	10,891,631	0.9%
Japan	34,405,427	2.9%
Netherlands	37,048,479	3.2%
South Korea	26,355,386	2.2%
Sweden	13,155,468	1.1%
Switzerland	13,371,978	1.1%
Taiwan	28,936,885	2.5%
United Kingdom	83,478,071	7.2%
United States††	794,001,324	67.7%
Total	$1,174,712,351	100.0%

†† Includes Short-Term Securities and Other Securities (56.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 10/19/06	7,735,000	$14,140,942	$(294,441)
Euro 6/28/06	13,500,000	17,095,931	(527,230)
Japanese Yen 6/28/06	924,000,000	8,187,333	31,845
South Korean Won 10/19/06	6,200,000,000	6,614,886	(34,891)
Taiwan Dollar 10/19/06	213,000,000	6,824,225	(56,950)
Total		$52,863,317	$(881,667)

See Notes to Schedules of Investments and Financial Statements.

70 Janus Growth Funds April 30, 2006

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Janus Growth Funds April 30, 2006 71

Statements of Assets and Liabilities

As of April 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Fund		Janus Enterprise Fund	Janus Mercury Fund		Janus Olympus Fund		Janus Orion Fund
Assets:
Investments at cost(1)	$9,970,199		$1,471,744	$3,982,370		$2,192,514		$1,075,813
Investments at value(1)	$12,113,654		$2,123,957	$4,399,978		$2,720,171		$1,338,109
Cash	16,950		1,198	1,019		1,090		1,354
Cash denominated in foreign currency(2)	2,190		50	217		587		–
Deposits with broker for short sales	–		–	–		–		–
Receivables:
Investments sold	261,846		–	71,439		29,746		–
Fund shares sold	2,226		930	795		1,106		1,828
Dividends	12,367		744	2,891		1,756		84
Interest	985		33	84		81		56
Other assets	200		10	24		16		5
Forward currency contracts	–		–	–		–		–
Total Assets	12,410,418		2,126,922	4,476,447		2,754,553		1,341,436
Liabilities:
Payables:
Short sales, at value(3)	–		–	–		–		–
Due to custodian	–		–	–		–		–
Collateral for securities loaned (Note 1)	522,863		229,175	394,235		316,899		250,086
Investments purchased	199,533		12,588	20,541		14,072		6,823
Fund shares repurchased	45,845		1,330	3,045		1,445		476
Dividends and distributions	–		–	–		–		–
Advisory fees	6,140		993	2,145		1,274		550
Transfer agent fees and expenses	2,183		437	974		553		212
Non-interested Trustees' fees and expenses	1		2	4		2		1
Foreign tax liability	666		–	3,620		27		949
Accrued expenses	1,588		300	716		351		112
Forward currency contracts	6,216		–	3,837		1,896		–
Total Liabilities	785,035		244,825	429,117		336,519		259,209
Net Assets	$11,625,383		$1,882,097	$4,047,330		$2,418,034		$1,082,227
Net Assets Consist of:
Capital (par value and paid in surplus)*	$15,163,970		$5,462,489	$8,760,686		$3,418,918		$1,324,824
Undistributed net investment income/(loss)*	21,559		(1,134)	3,927		124		2,579
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(5,696,955)		(4,231,473)	(5,127,467)		(1,526,781)		(506,526)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,136,809	(4)	652,215	410,184	(4)	525,773	(4)	261,350	(4)
Total Net Assets	$11,625,383		$1,882,097	$4,047,330		$2,418,034		$1,082,227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	430,725		41,709	169,382		70,953		114,120
Net Asset Value Per Share	$26.99		$45.12	$23.89		$34.08		$9.48

As of April 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Triton Fund		Janus Twenty Fund	Janus Venture Fund		Janus Global Life Sciences Fund		Janus Global Technology Fund
Assets:
Investments at cost(1)	$151,471		$7,314,654	$1,375,566		$1,045,572		$914,744
Investments at value(1)	$165,422		$9,994,230	$1,842,487		$1,282,052		$1,174,712
Cash	156		1,375	–		–		1,581
Cash denominated in foreign currency(2)	298		–	53		–		151
Deposits with broker for short sales	–		–	–		8,354		–
Receivables:
Investments sold	3,320		230,835	32,621		14,400		464
Fund shares sold	1,003		2,670	184		168		196
Dividends	50		4,845	101		175		583
Interest	8		3,906	95		39		66
Other assets	–		96	27		14		15
Forward currency contracts	–		–	–		–		32
Total Assets	170,257		10,237,957	1,875,568		1,305,202		1,177,800
Liabilities:
Payables:
Short sales, at value(3)	–		–	–		8,597	(3)	–
Due to custodian	–		–	10,938		1,390		–
Collateral for securities loaned (Note 1)	–		355,132	364,896		174,003		76,982
Investments purchased	4,436		113,023	22,452		5,244		20,005
Fund shares repurchased	196		6,338	455		1,438		857
Dividends and distributions	–		–	–		–		–
Advisory fees	81		5,040	771		601		570
Transfer agent fees and expenses	29		1,650	235		270		271
Non-interested Trustees' fees and expenses	–		3	3		3		3
Foreign tax liability	98		–	487		99		59
Accrued expenses	46		1,307	236		247		232
Forward currency contracts	–		–	–		841		914
Total Liabilities	4,886		482,493	400,473		192,733		99,893
Net Assets	$165,371		$9,755,464	$1,475,095		$1,112,469		$1,077,907
Net Assets Consist of:
Capital (par value and paid in surplus)*	$145,102		$9,273,238	$961,148		$1,702,561		$3,392,671
Undistributed net investment income/(loss)*	101		20,420	(3,289)		(2,505)		(2,679)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	6,313		(2,218,536)	50,782		(822,886)		(2,571,128)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	13,855	(4)	2,680,342	466,454	(4)	235,299	(4)	259,043 (4)
Total Net Assets	$165,371		$9,755,464	$1,475,095		$1,112,469		$1,077,907
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,049		190,971	22,346		55,003		83,312
Net Asset Value Per Share	$13.73		$51.08	$66.01		$20.23		$12.94

*  See Note 4 in Notes to Financial Statements

(1)  Investments at cost and value include $505,930,469, $223,640,930, $381,881,851, $307,516,553, $243,484,769, $347,802,617, $355,947,289, $168,908,989 and $74,889,311 of securities loaned for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively (Note 1).

(2)  Includes cost of $2,144,138, $49,480, $212,366, $574,272, $296,403, $53,492 and $150,818 for Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Triton Fund, Janus Venture Fund and Janus Global Technology Fund, respectively.

(3)  Includes proceeds of $8,353,528 on short sales for Janus Global Life Sciences Fund.

(4)  Net of foreign taxes on investments of $665,761, $3,619,824, $26,574, $948,727, $97,695, $486,618, $99,084 and $59,234 for Janus Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

72 Janus Growth Funds April 30, 2006

Janus Growth Funds April 30, 2006 73

Statements of Operations

For the six-month period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Fund	Janus Enterprise Fund	Janus Mercury Fund		Janus Olympus Fund	Janus Orion Fund
Investment Income:
Interest	$4,318	$709	$1,485		$830	$1,067
Securities lending income	744	141	226		174	152
Dividends	65,810	6,766	22,910		10,888	8,862
Dividends from affiliates	3,834	86	489		26	80
Foreign tax withheld	(1,758)	(20)	(600)		(401)	(207)
Total Investment Income	72,948	7,682	24,510		11,517	9,954
Expenses:
Advisory fees	36,533	5,845	13,926		7,578	2,851
Transfer agent fees and expenses	12,447	2,388	5,484		3,131	1,138
Registration fees	140	21	34		10	19
Postage and mailing expenses	298	126	238		182	50
Custodian fees	125	13	63		50	52
Professional fees	32	17	20		16	17
Non-interested Trustees' fees and expenses	149	29	67		40	15
Printing expenses	353	147	260		241	51
Other expenses	1,765	322	766		339	160
Non-recurring costs (Note 2)	–	–	–		–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–		–	–
Total Expenses	51,842	8,908	20,858		11,587	4,353
Expense and Fee Offset	(420)	(92)	(275)		(127)	(50)
Net Expenses	51,422	8,816	20,583		11,460	4,303
Net Investment Income/(Loss)	21,526	(1,134)	3,927		57	5,651
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,020,240	133,446	1,050,667		162,790	42,057
Net realized gain/(loss) from foreign currency transactions	4,290	(1)	(1,745)		(424)	(75	)(1)
Net realized gain/(loss) from short sales	–	–	–		–	–
Net realized gain/(loss) from option contracts	–	–	–		–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	102,385 (2)	108,675	(683,433	)(2)	63,601 (2)	129,409	(2)
Payment from affiliate (Note 2)	47	–	–		1	–
Net Gain/(Loss) on Investments	1,126,962	242,120	365,489		225,968	171,391
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,148,488	$240,986	$369,416		$226,025	$177,042

For the six-month period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Triton Fund		Janus Twenty Fund	Janus Venture Fund	Janus Global Life Sciences Fund		Janus Global Technology Fund
Investment Income:
Interest	$324		$9,989	$12	$146		$580
Securities lending income	–		105	485	166		136
Dividends	392		41,107	2,300	3,021		2,337
Dividends from affiliates	–		12,852	96	–		–
Foreign tax withheld	(6)		(1,223)	(21)	(149)		(170)
Total Investment Income	710		62,830	2,872	3,184		2,883
Expenses:
Advisory fees	290		30,877	4,415	3,732		3,406
Transfer agent fees and expenses	110		9,615	1,322	1,544		1,626
Registration fees	23		25	11	14		18
Postage and mailing expenses	3		280	62	56		131
Custodian fees	16		102	103	35		71
Professional fees	18		21	18	18		28
Non-interested Trustees' fees and expenses	3		132	29	26		23
Printing expenses	8		354	84	96		131
Other expenses	19		1,443	238	230		233
Non-recurring costs (Note 2)	–		–	–	–		–
Costs assumed by Janus Capital Management LLC (Note 2)	–		–	–	–		–
Total Expenses	490		42,849	6,282	5,751		5,667
Expense and Fee Offset	(6)		(292)	(46)	(62)		(99)
Net Expenses	484		42,557	6,236	5,689		5,568
Net Investment Income/(Loss)	226		20,273	(3,364)	(2,505)		(2,685)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	6,534		1,073,122	114,121	101,400		209,720
Net realized gain/(loss) from foreign currency transactions	(50	)(1)	(108)	57	1,420	(1)	(78	)(1)
Net realized gain/(loss) from short sales	–		–	–	15		–
Net realized gain/(loss) from option contracts	–		–	–	37		–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	11,694	(2)	(388,964)	165,631 (2)	(48,739	)(2)	(24,328	)(2)
Payment from affiliate (Note 2)	–		17	–	–		4
Net Gain/(Loss) on Investments	18,178		684,067	279,809	54,133		185,318
Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,404		$704,340	$276,445	$51,628		$182,633

(1) Net of foreign taxes on investments of $8,190, $13,096, $883 and $3,591 for Janus Orion Fund, Janus Triton Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

(2) Net of foreign taxes on investments of $665,761, $3,619,824, $26,574, $948,727, $97,695, $486,618, $99,084 and $59,234 for Janus Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund, respectively.

See Notes to Financial Statements.

74 Janus Growth Funds April 30, 2006

Janus Growth Funds April 30, 2006 75

Statements of Changes in Net Assets

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Fund		Janus Enterprise Fund		Janus Mercury Fund
	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$21,526	$8,063	$(1,134)	$(5,103)	$3,927	$18,801
Net realized gain/(loss) from investment transactions	1,024,530	2,416,218	133,445	178,530	1,048,922	411,889
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	102,385	(1,439,602)	108,675	97,620	(683,433)	146,894
Payment from affiliate (Note 2)	47	1	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,148,488	984,680	240,986	271,047	369,416	577,584
Dividends and Distributions to Shareholders:
Net investment income*	(7,997)	–	–	–	(12,423)	(6,427)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(7,997)	–	–	–	(12,423)	(6,427)
Capital Share Transactions:
Shares sold	835,253	378,642	149,492	228,604	192,578	703,654
Reinvested dividends and distributions	7,772	–	–	–	11,886	6,103
Shares repurchased	(1,501,054)	(3,497,874)	(211,923)	(476,067)	(987,558)	(1,278,997)
Net Increase/(Decrease) from Capital Share Transactions	(658,029)	(3,119,232)	(62,431)	(247,463)	(783,094)	(569,240)
Net Increase/(Decrease) in Net Assets	482,462	(2,134,552)	178,555	23,584	(426,101)	1,917
Net Assets:
Beginning of period	11,142,921	13,277,473	1,703,542	1,679,958	4,473,431	4,471,514
End of period	$11,625,383	$11,142,921	$1,882,097	$1,703,542	$4,047,330	$4,473,431
Undistributed net investment income/(loss)*	$21,559	$8,030	$(1,134)	$–	$3,927	$12,423

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Olympus Fund		Janus Orion Fund
	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$57	$762	$5,651	$3,091
Net realized gain/(loss) from investment transactions	162,366	302,052	41,982	67,290
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	63,601	72,243	129,409	56,341
Payment from affiliate (Note 2)	1	1	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	226,025	375,058	177,042	126,722
Dividends and Distributions to Shareholders:
Net investment income*	(637)	–	(6,052)	–
Net realized gain/(loss) from investment transactions*	–	–	–	–
Net Decrease from Dividends and Distributions	(637)	–	(6,052)	–
Capital Share Transactions:
Shares sold	135,323	94,217	308,061	167,198
Reinvested dividends and distributions	624	–	5,942	–
Shares repurchased	(200,189)	(572,853)	(94,167)	(132,323)
Net Increase/(Decrease) from Capital Share Transactions	(64,242)	(478,636)	219,836	34,875
Net Increase/(Decrease) in Net Assets	161,146	(103,578)	390,826	161,597
Net Assets:
Beginning of period	2,256,888	2,360,466	691,401	529,804
End of period	$2,418,034	$2,256,888	$1,082,227	$691,401
Undistributed net investment income/(loss)*	$124	$705	$2,579	$2,980

*  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

76 Janus Growth Funds April 30, 2006

Janus Growth Funds April 30, 2006 77

Statements of Changes in Net Assets (continued)

For the six-month period ended April 30, 2006 (unaudited) and for the fiscal year or period ended October 31, 2005 (all numbers in thousands)	Janus Triton Fund		Janus Twenty Fund		Janus Venture Fund
	2006	2005(1)	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$226	$(43)	$20,273	$20,063	$(3,364)	$(8,736)
Net realized gain/(loss) from investment transactions	6,484	(40)	1,073,014	1,469,039	114,178	117,762
Net realized gain/(loss) from short sales	–	–	–	–	–	–
Net realized gain/(loss) from option contracts	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	11,694	2,161	(388,964)	254,049	165,631	25,372
Payment from affiliate (Note 2)	–	–	17	7	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	18,404	2,078	704,340	1,743,158	276,445	134,398
Dividends and Distributions to Shareholders:
Net investment income*	(125)	–	(20,136)	(2,651)	–	–
Net realized gain/(loss) from investment transactions*	(88)	–	–	–	(65,399)	–
Net Decrease from Dividends and Distributions	(213)	–	(20,136)	(2,651)	(65,399)	–
Capital Share Transactions:
Shares sold	123,872	45,861	232,842	542,721	17,012	36,715
Redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	209	–	19,712	2,597	62,815	–
Shares repurchased	(14,596)	(10,244)	(793,797)	(1,696,801)	(108,928)	(205,051)
Net Increase/(Decrease) from Capital Share Transactions	109,485	35,617	(541,243)	(1,151,483)	(29,101)	(168,336)
Net Increase/(Decrease) in Net Assets	127,676	37,695	142,961	589,024	181,945	(33,938)
Net Assets:
Beginning of period	37,695	–	9,612,503	9,023,479	1,293,150	1,327,088
End of Period	$165,371	$37,695	$9,755,464	$9,612,503	$1,475,095	$1,293,150
Undistributed net investment income/(loss)*	$101	$–	$20,420	$20,284	$(3,289)	$75

For the six-month period ended April 30, 2006 (unaudited) and for the fiscal year or period ended October 31, 2005 (all numbers in thousands)	Janus Global Life Sciences Fund		Janus Global Technology Fund
	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$(2,505)	$(5,782)	$(2,685)	$758
Net realized gain/(loss) from investment transactions	102,820	175,006	209,642	99,671
Net realized gain/(loss) from short sales	15	–	–	–
Net realized gain/(loss) from option contracts	37	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(48,739)	51,675	(24,328)	33,644
Payment from affiliate (Note 2)	–	–	4	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	51,628	220,899	182,633	134,073
Dividends and Distributions to Shareholders:
Net investment income*	–	–	(719)	–
Net realized gain/(loss) from investment transactions*	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	(719)	–
Capital Share Transactions:
Shares sold	42,048	51,664	40,983	46,171
Redemption fees	35	35	54	80
Reinvested dividends and distributions	–	–	703	–
Shares repurchased	(130,908)	(306,428)	(139,410)	(441,684)
Net Increase/(Decrease) from Capital Share Transactions	(88,825)	(254,729)	(97,670)	(395,433)
Net Increase/(Decrease) in Net Assets	(37,197)	(33,830)	84,244	(261,360)
Net Assets:
Beginning of period	1,149,666	1,183,496	993,663	1,255,023
End of Period	$1,112,469	$1,149,666	$1,077,907	$993,663
Undistributed net investment income/(loss)*	$(2,505)	$–	$(2,679)	$725

*  See Note 4 in Notes to Financial Statements.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

See Notes to Financial Statements.

78 Janus Growth Funds April 30, 2006

Janus Growth Funds April 30, 2006 79

Financial Highlights

	Janus Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$24.44		$22.69		$22.52		$18.39	$22.11	$44.00
Income from Investment Operations:
Net investment income/(loss)	.05		.02		–	(1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	2.52		1.73		.17		4.13	(3.72)	(17.50)
Total from Investment Operations	2.57		1.75		.17		4.13	(3.72)	(17.50)
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		–		–		–	–	–
Distributions (from capital gains)*	–		–		–		–	–	(4.39)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.02)		–		–		–	–	(4.39)
Net Asset Value, End of Period	$26.99		$24.44		$22.69		$22.52	$18.39	$22.11
Total Return**	10.51	%(3)	7.71	%(3)	0.75	%(3)	22.46%	(16.82)%	(43.42)%
Net Assets, End of Period (in thousands)	$11,625,383		$11,142,921		$13,277,473		$17,426,458	$16,320,421	$23,513,436
Average Net Assets for the Period (in thousands)	$11,539,726		$12,310,464		$15,433,191		$16,206,681	$21,651,285	$34,254,548
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.91%		0.88%		0.90%		0.89%	0.85%	0.84%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%		0.87%		0.90%		0.89%	0.84%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.38%		0.07%		(0.17)%		(0.17)%	(0.24)%	(0.16)%
Portfolio Turnover Rate***	110%		78%		21%		22%	27%	51%
	Janus Enterprise Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$39.48		$33.73		$30.02		$22.93	$29.67	$68.41
Income from Investment Operations:
Net investment income/(loss)	(.03)		–	(1)	–	(1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	5.67		5.75		3.71		7.09	(6.74)	(38.74)
Total from Investment Operations	5.64		5.75		3.71		7.09	(6.74)	(38.74)
Less Distributions:
Dividends (from net investment income)*	–		–		–		–	–	–
Distributions (from capital gains)*	–		–		–		–	–	–
Total Distributions	–		–		–		–	–	–
Net Asset Value, End of Period	$45.12		$39.48		$33.73		$30.02	$22.93	$29.67
Total Return**	14.29%		17.05%		12.36%		30.92%	(22.72)%	(56.63)%
Net Assets, End of Period (in thousands)	$1,882,097		$1,703,542		$1,679,958		$1,916,706	$1,854,192	$3,071,818
Average Net Assets for the Period (in thousands)	$1,842,337		$1,728,579		$1,795,534		$1,741,680	$2,518,273	$4,858,360
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.98%		0.96%		1.04%		1.02%	0.93%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.97%		0.95%		1.03%		1.02%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.12)%		(0.30)%		(0.46)%		(0.46)%	(0.43)%	(0.55)%
Portfolio Turnover Rate***	44%		28%		27%		32%	64%	85%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

80 Janus Growth Funds April 30, 2006

	Janus Mercury Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$22.05		$19.48		$18.14		$14.92	$19.14	$40.59
Income from Investment Operations:
Net investment income/(loss)	.02		.09		–	(1)	– (1)	– (1)	.04
Net gains/(losses) on securities (both realized and unrealized)	1.88		2.51		1.34		3.22	(4.18)	(17.05)
Total from Investment Operations	1.90		2.60		1.34		3.22	(4.18)	(17.01)
Less Distributions:
Dividends (from net investment income)*	(.06)		(.03)		–		–	(.04)	(.03)
Distributions (from capital gains)*	–		–		–		–	–	(4.41)
Total Distributions	(.06)		(.03)		–		–	(.04)	(4.44)
Net Asset Value, End of Period	$23.89		$22.05		$19.48		$18.14	$14.92	$19.14
Total Return**	8.63%		13.35%		7.39%		21.58%	(21.88)%	(46.21)%
Net Assets, End of Period (in thousands)	$4,047,330		$4,473,431		$4,471,514		$5,282,164	$5,034,041	$7,910,482
Average Net Assets for the Period (in thousands)	$4,391,354		$4,447,616		$5,007,156		$5,088,567	$6,783,864	$11,243,108
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.96%		0.93%		0.97%		0.96%	0.94%	0.89%
Ratio of Net Expenses to Average Net Assets***(2)	0.95%		0.92%		0.97%		0.95%	0.92%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%		0.42%		(0.26)%		(0.31)%	(0.07)%	0.16%
Portfolio Turnover Rate***	186%		38%		43%		54%	97%	83%
	Janus Olympus Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$30.96		$26.30		$25.22		$20.60	$24.59	$50.50
Income from Investment Operations:
Net investment income/(loss)	–		.01		–	(1)	– (1)	– (1)	.13
Net gains/(losses) on securities (both realized and unrealized)	3.13		4.65		1.08		4.62	(3.88)	(25.42)
Total from Investment Operations	3.13		4.66		1.08		4.62	(3.88)	(25.29)
Less Distributions and Other:
Dividends (from net investment income)*	(.01)		–		–		–	(.11)	(.23)
Distributions (from capital gains)*	–		–		–		–	–	(.39)
Payment from affiliate	–	(4)	–	(4)	–	(4)	–	–	–
Total Distributions and Other	(.01)		–		–		–	(.11)	(.62)
Net Asset Value, End of Period	$34.08		$30.96		$26.30		$25.22	$20.60	$24.59
Total Return**	10.11	%(5)	17.72	%(5)	4.28	%(5)	22.38%	(15.89)%	(50.61)%
Net Assets, End of Period (in thousands)	$2,418,034		$2,256,888		$2,360,466		$2,772,209	$2,136,167	$3,074,317
Average Net Assets for the Period (in thousands)	$2,388,082		$2,282,832		$2,575,897		$2,378,814	$2,882,934	$4,767,090
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.98%		0.97%		1.03%		0.99%	0.94%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.97%		0.96%		1.03%		0.98%	0.91%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%		0.03%		(0.36)%		(0.14)%	(0.13)%	0.34%
Portfolio Turnover Rate***	98%		119%		76%		84%	90%	118%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5) During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

Janus Growth Funds April 30, 2006 81

Financial Highlights (continued)

	Janus Orion Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$7.80	$6.25	$5.64		$4.33	$5.21	$8.81
Income from Investment Operations:
Net investment income/(loss)	.05	.03	–	(1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	1.69	1.52	.61		1.31	(.88)	(3.58)
Total from Investment Operations	1.74	1.55	.61		1.31	(.88)	(3.58)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	–	–		–	–	(.02)
Distributions (from capital gains)*	–	–	–		–	–	–
Payment from affiliate	–	–	–	(2)	–	–	–
Total Distributions and Other	(.06)	–	–		–	–	(.02)
Net Asset Value, End of Period	$9.48	$7.80	$6.25		$5.64	$4.33	$5.21
Total Return**	22.45%	24.80%	10.82	%(3)	29.95%	(16.70)%	(40.69)%
Net Assets, End of Period (in thousands)	$1,082,227	$691,401	$529,804		$513,708	$421,458	$602,303
Average Net Assets for the Period (in thousands)	$899,038	$590,421	$540,305		$431,124	$562,457	$762,142
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.98%	1.02%	1.09%		1.10%	1.09%	1.06%
Ratio of Net Expenses to Average Net Assets***(4)	0.97%	1.01%	1.08%		1.08%	1.04%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.27%	0.52%	(0.05)%		(0.43)%	(0.30)%	(0.06)%
Portfolio Turnover Rate***	54%	68%	69%		72%	161%	206%

	Janus Triton Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through the period ended October 31	2006	2005(6)
Net Asset Value, Beginning of Period	$10.86	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	–
Net gains/(losses) on securities (both realized and unrealized)	2.88	.86
Total from Investment Operations	2.92	.86
Less Distributions:
Dividends from net investment income*	(.03)	–
Distributions from net realized gains*	(.02)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$13.73	$10.86
Total Return**	26.98%	8.60%
Net Assets, End of Period	$165,371	$37,695
Average Net Assets for the Period	$91,310	$25,904
Ratio of Gross Expenses to Average Net Assets***(4)(5)	1.08%	1.27	%(7)
Ratio of Net Expenses to Average Net Assets***(4)	1.07%	1.25%
Ratio of Net Invest Income to Average Net Assets***	0.50%	(0.24)%
Portfolio Turnover Rate***	215%	48%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  Period from February 25, 2005 (inception date) through October 31, 2005.

(7)  The ratio was 1.85% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

82 Janus Growth Funds April 30, 2006

	Janus Twenty Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$47.63		$39.60		$34.06		$30.47	$36.31	$71.07
Income from Investment Operations:
Net investment income/(loss)	.11		.10		.03		.17	.21	.32
Net gains/(losses) on securities (both realized and unrealized)	3.44		7.94		5.68		3.63	(5.71)	(33.33)
Total from Investment Operations	3.55		8.04		5.71		3.80	(5.50)	(33.01)
Less Distributions and Other:
Dividends (from net investment income)*	(.10)		(.01)		(.17)		(.21)	(.34)	–
Distributions (from capital gains)*	–		–		–		–	–	(1.75)
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.10)		(.01)		(.17)		(.21)	(.34)	(1.75)
Net Asset Value, End of Period	$51.08		$47.63		$39.60		$34.06	$30.47	$36.31
Total Return**	7.46	%(2)	20.31	%(2)	16.85	%(2)	12.60%	(15.35)%	(47.43)%
Net Assets, End of Period (in thousands)	$9,755,464		$9,612,503		$9,023,479		$9,821,492	$10,107,243	$14,378,453
Average Net Assets for the Period (in thousands)	$9,820,060		$9,458,921		$9,319,532		$9,749,457	$12,572,984	$20,320,750
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.88%		0.86%		0.89%		0.88%	0.84%	0.84%
Ratio of Net Expenses to Average Net Assets***(3)	0.87%		0.86%		0.89%		0.88%	0.83%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%		0.21%		0.06%		0.52%	0.56%	0.63%
Portfolio Turnover Rate***	31%		44%		14%		44%	53%	50%
	Janus Venture Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$56.82		$51.57		$47.77		$31.59	$36.99	$82.39
Income from Investment Operations:
Net investment income/(loss)	(.15)		–	(5)	–	(5)	– (5)	– (5)	– (5)
Net gains/(losses) on securities (both realized and unrealized)	12.27		5.25		3.80		16.18	(5.40)	(29.02)
Total from Investment Operations	12.12		5.25		3.80		16.18	(5.40)	(29.02)
Less Distributions:
Dividends (from net investment income)*	–		–		–		–	–	–
Distributions (from capital gains)*	(2.93)		–		–		–	–	(16.38)
Total Distributions	(2.93)		–		–		–	–	(16.38)
Net Asset Value, End of Period	$66.01		$56.82		$51.57		$47.77	$31.59	$36.99
Total Return**	22.17%		10.18%		7.95%		51.22%	(14.60)%	(40.67)%
Net Assets, End of Period (in thousands)	$1,475,095		$1,293,150		$1,327,088		$1,392,358	$756,323	$1,009,278
Average Net Assets for the Period (in thousands)	$1,391,021		$1,367,775		$1,355,755		$988,156	$992,760	$1,312,759
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.91%		0.87%		0.90%		0.94%	0.88%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%		0.87%		0.90%		0.93%	0.87%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.49)%		(0.64)%		(0.74)%		(0.67)%	(0.73)%	(0.36)%
Portfolio Turnover Rate***	56%		63%		61%		75%	90%	70%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Growth Funds April 30, 2006 83

Financial Highlights (continued)

	Janus Global Life Sciences Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$19.37		$16.08	$14.61		$12.82	$16.96	$22.41
Income from Investment Operations:
Net investment income/(loss)	(.05)		– (1)	–	(1)	– (1)	– (1)	– (1)
Net gains/(losses) on securities (both realized and unrealized)	.91		3.29	1.47		1.79	(4.14)	(5.43)
Total from Investment Operations	.86		3.29	1.47		1.79	(4.14)	(5.43)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–		–	–	(.02)
Distributions (from capital gains)*	–		–	–		–	–	–
Redemption fees	–	(2)	– (2)	–	(2)	– (2)	N/A	N/A
Payment from affiliate	–		–	–	(3)	–	–	–
Total Distributions and Other	–		–	–		–	–	(.02)
Net Asset Value, End of Period	$20.23		$19.37	$16.08		$14.61	$12.82	$16.96
Total Return**	4.44%		20.46%	10.06	%(4)	13.87%	(24.35)%	(24.26)%
Net Assets, End of Period (in thousands)	$1,112,469		$1,149,666	$1,183,496		$1,264,220	$1,389,723	$2,415,086
Average Net Assets for the Period (in thousands)	$1,175,835		$1,181,741	$1,288,416		$1,296,095	$1,927,734	$2,957,777
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.99%		0.97%	1.02%		0.99%	0.89%	0.93%
Ratio of Net Expenses to Average Net Assets***(5)	0.98%		0.96%	1.01%		0.98%	0.88%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.43)%		(0.49)%	(0.52)%		(0.28)%	(0.42)%	(0.32)%
Portfolio Turnover Rate***	84%		77%	78%		135%	73%	84%
	Janus Global Technology Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$10.88		$9.70	$10.44		$7.41	$10.83	$27.44
Income from Investment Operations:
Net investment income/(loss)	(.03)		.01	.02		– (1)	(.01)	.36
Net gains/(losses) on securities (both realized and unrealized)	2.10		1.17	(.76)		3.03	(3.41)	(16.64)
Total from Investment Operations	2.07		1.18	(.74)		3.03	(3.42)	(16.28)
Less Distributions and Other:
Dividends (from net investment income)*	(.01)		–	–		–	–	(.16)
Distributions (from capital gains)*	–		–	–		–	–	–
Tax return of capital*	–		–	–		–	–	(.17)
Redemption fees	–	(2)	– (2)	–	(2)	– (2)	N/A	N/A
Payment from affiliate	–	(3)	–	–	(3)	–	–	–
Total Distributions and Other	(.01)		–	–		–	–	(.33)
Net Asset Value, End of Period	$12.94		$10.88	$9.70		$10.44	$7.41	$10.83
Total Return**	19.01	%(7)	12.16%	(7.09	)%(4)	41.08%	(31.67)%	(59.95)%
Net Assets, End of Period (in thousands)	$1,077,907		$993,663	$1,255,023		$1,655,731	$1,249,514	$2,275,691
Average Net Assets for the Period (in thousands)	$1,073,047		$1,109,908	$1,480,508		$1,332,510	$1,906,518	$4,009,850
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.07%		1.04%	1.07%		1.07%	0.96%	0.92%
Ratio of Net Expenses to Average Net Assets***(5)	1.05%		1.03%	1.07%		1.06%	0.94%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.50)%		0.07%	(0.37)%		(0.27)%	(0.14)%	0.55%
Portfolio Turnover Rate***	110%		31%	24%		48%	66%	60%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(7)  During the period ended, Janus Capital and/or Janus Service's fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

See Notes to Financial Statements.

84 Janus Growth Funds April 30, 2006

Notes to Schedules of Investments and
Securities Sold Short (unaudited)

Lipper Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolio in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International World Information Technology IndexSM	Is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

Morgan Stanley Capital International World Health Care IndexSM	Is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe, and the Asia/Pacific Region.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Consists of stocks from the Russell Midcap® Index with a greater-than-average growth orientation. The Russell Midcap® Index consists of the smallest 800 companies in the Russell 1000® Index, as ranked by total market capitalization.

Janus Growth Funds April 30, 2006 85

Notes to Schedules of Investments and
Securities Sold Short (unaudited) (continued)

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, short sales, securities with extended settlement dates and/or option contracts.

  ¥  Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001. A principal payment was received by the Fund on July 13, 2005. It is anticipated that sometime during the third quarter of 2006 a second principal payment will be received by the Fund.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan as of April 30, 2006.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

  •  Security is a defaulted security.

ºº Schedule of Fair Valued Securities (as of April 30, 2006)

	Value	Value as a % of Net Assets
Janus Venture Fund
Candescent Technologies Corp. - Series E	$–	0.0%
DrugMax, Inc.	–	0.0%
Genius Products, Inc.	5,775,525	0.4%
Genius Products, Inc.	529,245	0.0%
Infocrossing, Inc. - expires 5/10/07	2,404,853	0.2%
OneTravel Holdings, Inc.	–	0.0%
Ronco Fi-Tek, Inc.	5,100,000	0.3%
	$13,809,623	0.9%
Janus Global Life Sciences Fund
Cougar Technology, Inc.	$2,904,499	0.3%
Fibrogen, Inc.	9,106,238	0.8%
	$12,010,737	1.1%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

86 Janus Growth Funds April 30, 2006

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Enterprise Fund
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	2/21/06	$13,162,450	$15,166,903	0.8%
Janus Mercury Fund
Morgan Stanley Co., convertible, (Celgene Corp.), 0% (144A)	2/21/06	$30,050,300	$34,626,531	0.9%
Janus Orion Fund
Bajaj Hindusthan, Ltd. (GDR) (144A)	1/27/06	$2,722,636	$3,854,676	0.4%
Janus Venture Fund
DrugMax, Inc.ºº	9/23/05	$381,250	$–	0.0%
Genius Products, Inc.ºº	12/5/05	6,312,750	5,775,525	0.4%
Genius Products, Inc.ºº	12/5/05	1,083,000	529,245	0.0%
OneTravel Holdings, Inc.ºº	4/15/05	–	–	0.0%
Ronco Fi-Tek, Inc.ºº	6/24/05	6,000,000	5,100,000	0.3%
		$13,777,000	$11,404,770	0.7%
Janus Global Life Sciences Fund
Cougar Technology, Inc.ºº	3/31/06	$2,904,499	$2,904,499	0.3%
Fibrogen, Inc.ºº	12/28/04 - 11/8/05	5,786,786	9,106,238	0.8%
		$8,691,285	$12,010,737	1.1%
Janus Global Technology Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)ºº	3/6/00 - 2/23/01	$2,614,147	$–	0.0%

The Funds have registration rights for certain restricted securities held as of April 30, 2006. The issuer incurs all registration costs.

Janus Growth Funds April 30, 2006 87

Notes to Schedules of Investments and
Securities Sold Short (unaudited) (continued)

£ The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2006.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/06
Janus Venture Fund
Axesstel, Inc.	–	$–	2,128,965	$8,515,860	$(6,726,042)	$–	$–
Century Casinos, Inc.(1)	–	–	–	–	–	–	15,449,000
DrugMax, Inc.	–	–	–	–	–	–	3,965,000
Genius Products, Inc.	–	–	–	–	–	–	5,775,525
Hythiam, Inc.	911,420	4,329,245	–	–	–	–	13,851,413
Infocrossing, Inc.	170,270	1,248,391	–	–	–	–	26,920,897
Intermap Technologies, Ltd.	–	–	–	–	–	–	12,951,669
LivePerson, Inc.	1,930	12,560	–	–	–	–	21,159,772
Omnicell, Inc.	562,280	6,162,534	–	–	–	–	25,679,348
OneTravel Holdings, Inc.	–	–	–	–	–	–	630,000
Ronco Fi-Tek, Inc.	–	–	–	–	–	–	5,100,000
SeraCare Life Sciences, Inc.	92,760	923,389	935,380	11,272,767	(10,678,539)	–	–
TALX Corp.(2)	–	–	394,603	7,652,913	10,326,610	96,005	31,597,520
TechTeam Global, Inc.	–	–	644,992	8,326,760	(1,574,281)	–	–
TransAct Technologies, Inc.	–	–	799,760	10,407,198	(3,037,746)	–	–
Ultimate Software Group, Inc.	–	–	125,000	1,375,000	1,868,590	–	45,386,749
ValueVision Media, Inc.	–	–	–	–	–	–	21,311,650
Workstream, Inc. (U.S. Shares)	–	–	–	–	–	–	6,692,155
		$12,676,119		$47,550,498	$(9,821,408)	$96,005	$236,470,698

(1) Includes 1 for 1 share conversion 11/14/05
(2) Adjusted for 3 for 2 stock split 1/18/06

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of April 30, 2006 are noted below.

Fund	Aggregate Value
Growth
Janus Fund	$980,397,580
Janus Mercury Fund	415,581,452
Janus Olympus Fund	162,878,399
Specialty Growth
Janus Global Life Sciences Fund	116,384,462
Janus Global Technology Fund	243,544,483

Variable rate notes are notes for which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2006.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

88 Janus Growth Funds April 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-two funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Orion Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

Janus Growth Funds April 30, 2006 89

Notes to Financial Statements (unaudited) (continued)

As of April 30, 2006, the following Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2006
Growth
Janus Fund	$505,930,469
Janus Enterprise Fund	223,640,930
Janus Mercury Fund	381,881,851
Janus Olympus Fund	307,516,553
Janus Orion Fund	243,484,769
Janus Twenty Fund	347,802,617
Janus Venture Fund	355,947,289
Specialty Growth
Janus Global Life Sciences Fund	168,908,989
Janus Global Technology Fund	74,889,311

As of April 30, 2006, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2006
Growth
Janus Fund	$522,862,639
Janus Enterprise Fund	229,175,404
Janus Mercury Fund	394,234,533
Janus Olympus Fund	316,899,102
Janus Orion Fund	250,086,433
Janus Twenty Fund	355,131,715
Janus Venture Fund	364,896,141
Specialty Growth
Janus Global Life Sciences Fund	174,002,620
Janus Global Technology Fund	76,982,279

As of April 30, 2006, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Mercury Fund, which also invested $5,354,957 in foreign bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the six-month period ended April 30, 2006, there were no securities lending arrangements for Janus Triton Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2006, there were no outstanding borrowing or lending arrangements for the Funds.

Short Sales

All Funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the Funds own, or a security equivalent in kind and amount to the security sold short that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

All Funds may also engage in "naked" short sales. Naked short sales involve a Fund selling a security it does not own to a purchaser at a specified price. To complete the transaction, a Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which a Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that a Fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that a Fund may recognize upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

90 Janus Growth Funds April 30, 2006

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Options Contracts

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Gains and losses are reported on the Statement of Operations (if applicable). Janus Global Life Sciences Fund recognized realized gains for written options of $37,700 during the six-month period ended April 30, 2006.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Funds may recognize due to written call options.

Written option activity for the six-month period ended April 30, 2006 was as follows:

Put Options	Number of Options	Premiums Received
Janus Global Life Sciences Fund
Options outstanding at October 31, 2005	–	$–
Options written	290	58,580
Options closed	(290)	(58,580)
Options expired	–	–
Options exercised	–	–
Options outstanding at April 30, 2006	–	–

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of April 30, 2006, there were no Funds invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation

Janus Growth Funds April 30, 2006 91

Notes to Financial Statements (unaudited) (continued)

potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Effective February 1, 2006 for Janus Mercury Fund, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the Janus Triton Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Twenty Fund and Janus Venture Fund) for transfer agent services.

During the six-month period ended April 30, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
Growth
Janus Fund	$47,274
Janus Olympus Fund	954
Janus Twenty Fund	16,870
Special Growth
Janus Global Technology Fund	3,607

For the six-month period ended April 30, 2006, Janus Capital assumed $14,642 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios, based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2006.

92 Janus Growth Funds April 30, 2006

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. $59,577 of total compensation was paid by the funds of the Trust. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

A 2.00% redemption fee may be imposed on shares of Janus Global Life Sciences Fund and Janus Global Technology Fund held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Life Sciences Fund and Janus Global Technology Fund were $34,817 and $53,668, respectively, for the six-month period ended April 30, 2006.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2006, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/06
Janus Government Money Market Fund
Janus Mercury Fund	$40,000,000	$40,000,000	$42,970	$–
Janus Twenty Fund	290,000,000	90,000,000	812,816	200,000,000
	$330,000,000	$130,000,000	$855,786	$200,000,000
Janus Institutional Cash Reserves Fund
Janus Fund	$625,000,000	$620,000,000	$2,988,404	$165,000,000
Janus Enterprise Fund	40,000,000	40,000,000	85,742	–
Janus Mercury Fund	285,000,000	205,000,000	197,059	80,000,000
Janus Olympus Fund	50,000,000	–	25,932	50,000,000
Janus Orion Fund	50,000,000	50,000,000	79,918	–
Janus Twenty Fund	310,000,000	25,000,000	7,533,225	485,000,000
	$1,360,000,000	$940,000,000	$10,910,280	$780,000,000
Janus Money Market Fund
Janus Fund	$345,000,000	$420,000,000	$845,792	$25,000,000
Janus Mercury Fund	200,000,000	200,000,000	489,495	–
Janus Twenty Fund	850,000,000	425,000,000	4,506,308	475,000,000
	$1,395,000,000	$1,045,000,000	$5,841,595	$500,000,000

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth
Janus Fund	$6,002,248,571	$6,005,476,689	$–	$–
Janus Enterprise Fund	389,076,524	448,203,962	–	–
Janus Mercury Fund	3,926,916,069	4,764,826,802	–	–
Janus Olympus Fund	1,126,738,823	1,198,009,293	–	–
Janus Orion Fund	432,782,648	227,100,902	–	–
Janus Triton Fund	181,318,581	87,018,400	–	–
Janus Twenty Fund	1,312,845,778	2,471,691,294	–	–
Janus Venture Fund	383,839,508	482,334,685	–	–
Specialty Growth
Janus Global Life Sciences Fund	482,728,209	567,324,791	–	–
Janus Global Technology Fund	564,591,921	675,069,940	–	–

Janus Growth Funds April 30, 2006 93

Notes to Financial Statements (unaudited) (continued)

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2006 are also noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Growth
Janus Fund	$9,986,114,406	$2,266,219,618	$(138,680,425)	$2,127,539,193
Janus Enterprise Fund	1,471,902,239	677,581,263	(25,526,663)	652,054,600
Janus Mercury Fund	3,992,672,519	506,388,474	(99,083,441)	407,305,033
Janus Olympus Fund	2,195,856,693	552,099,156	(27,784,635)	524,314,521
Janus Orion Fund	1,075,813,195	279,033,045	(16,736,838)	262,296,207
Janus Triton Fund	151,608,743	17,306,762	(3,493,239)	13,813,523
Janus Twenty Fund	7,330,756,041	2,681,929,402	(18,455,513)	2,663,473,889
Janus Venture Fund	1,375,566,249	520,366,251	(53,445,333)	466,920,918
Specialty Growth
Janus Global Life Sciences Fund	1,046,239,534	257,306,772	(30,090,627)	227,216,145
Janus Global Technology Fund	916,597,277	284,030,559	(25,915,485)	258,115,074

Net capital loss carryovers as of October 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule

For the fiscal year ended October 31, 2005

Fund	October 31, 2007	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Growth
Janus Fund(1)	$–	$(27,832,088)	$(3,409,665,900)	$(2,692,706,418)	$(569,521,625)	$(6,699,726,031)
Janus Enterprise Fund(1)	(2,880,396)	(220,932,903)	(2,924,501,200)	(1,180,687,781)	(35,756,979)	(4,364,759,259)
Janus Mercury Fund	–	–	(3,254,153,236)	(2,677,021,633)	(222,598,721)	(6,153,773,590)
Janus Olympus Fund(1)	–	(3,298,969)	(1,147,259,588)	(533,548,088)	–	(1,684,106,645)
Janus Orion Fund	–	–	(480,697,899)	(67,772,191)	–	(548,470,090)
Janus Triton Fund	–	–	–	–	–	–
Janus Twenty Fund	–	–	(2,514,552,821)	(117,584,500)	(643,606,306)	(3,275,743,627)
Janus Venture Fund(1)	–	–	(50,323,147)	(12,580,788)	–	(62,903,935)
Specialty Growth
Janus Global Life Sciences Fund	–	(109,162,517)	(451,314,670)	(251,753,591)	(103,237,607)	(915,468,385)
Janus Global Technology Fund	–	(6,230,420)	(1,827,246,526)	(857,178,929)	(83,082,507)	(2,773,738,382)

(1) Capital loss carryovers subject to annual limitations.

94 Janus Growth Funds April 30, 2006

During the fiscal year ended October 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Growth
Janus Fund	$2,439,165,545
Janus Enterprise Fund	178,030,460
Janus Mercury Fund	337,995,565
Janus Olympus Fund	299,430,515
Janus Orion Fund	65,588,058
Janus Twenty Fund	1,463,811,386
Janus Venture Fund	52,004,445
Specialty Growth
Janus Global Life Sciences Fund	170,843,244
Janus Global Technology Fund	97,986,731

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005	Janus Fund		Janus Enterprise Fund		Janus Mercury Fund		Janus Olympus Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	31,817	15,753	3,442	6,111	8,253	33,707	4,050	3,301
Reinvested distributions	300	–	–	–	513	289	19	–
Shares repurchased	(57,269)	(145,132)	(4,880)	(12,764)	(42,266)	(60,613)	(6,007)	(20,158)
Net Increase/(Decrease) in Capital Share Transactions	(25,152)	(129,379)	(1,438)	(6,653)	(33,500)	(26,617)	(1,938)	(16,857)
Shares Outstanding, Beginning of Period	455,877	585,256	43,147	49,800	202,882	229,499	72,891	89,748
Shares Outstanding, End of Period	430,725	455,877	41,709	43,147	169,382	202,882	70,953	72,891
For the six-month period ended April 30, 2006 (unaudited) and the fiscal year or period ended October 31, 2005	Janus Orion Fund		Janus Triton Fund		Janus Twenty Fund		Janus Venture Fund
(all numbers in thousands)	2006	2005	2006	2005(1)	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	35,447	22,671	9,686	4,486	4,666	12,470	273	653
Reinvested distributions	712	–	18	–	399	59	1,108	–
Shares repurchased	(10,726)	(18,685)	(1,126)	(1,015)	(15,907)	(38,601)	(1,795)	(3,628)
Net Increase/(Decrease) in Capital Share Transactions	25,433	3,986	8,578	3,471	(10,842)	(26,072)	(414)	(2,975)
Shares Outstanding, Beginning of Period	88,687	84,701	3,471	–	201,813	227,885	22,760	25,735
Shares Outstanding, End of Period	114,120	88,687	12,049	3,471	190,971	201,813	22,346	22,760

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005	Janus Global Life Sciences Fund		Janus Global Technology Fund
(all numbers in thousands)	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	2,030	2,837	3,293	4,449
Reinvested distributions	–	–	59	–
Shares repurchased	(6,395)	(17,065)	(11,332)	(42,493)
Net Increase/(Decrease) in Capital Share Transactions	(4,365)	(14,228)	(7,980)	(38,044)
Shares Outstanding, Beginning of Period	59,368	73,596	91,292	129,336
Shares Outstanding, End of Period	55,003	59,368	83,312	91,292

(1) Period from February 25, 2005 (inception date) through October 31, 2005.

Janus Growth Funds April 30, 2006 95

Notes to Financial Statements (unaudited) (continued)

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

96 Janus Growth Funds April 30, 2006

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Funds' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005 for Janus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, and Janus Venture Fund; and on January 9, 2006 for Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Global Life Sciences Fund, and Janus Global Technology Fund.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to Janus Capital clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with Janus Capital management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by Janus Capital, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and Janus Capital were fair and reasonable in light of the nature and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent, and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of Janus Capital and the actions taken by Janus Capital in response to various legal and regulatory proceedings since the fall of 2003.

Janus Growth Funds April 30, 2006 97

Additional Information (unaudited) (continued)

The Trustees concluded that the nature, extent, and quality of the services provided by Janus Capital and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry, and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance, and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to Janus Capital and its affiliates of their relationships with each Fund and found Janus Capital's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of Janus Capital, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital or a Fund to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital, the investment performance of the Fund, and the expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees received and considered information about the potential of Janus Capital to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except four Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease Janus Capital's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third party

98 Janus Growth Funds April 30, 2006

service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered Janus Capital's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of each Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements, the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Performance-Based Investment Advisory Fee Proposal — For Janus Mercury Fund

On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for the Fund ("Proposed Agreement") and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. Shareholders of the Fund approved the Proposed Agreement at a special meeting of Shareholders held on January 9, 2006.

For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have explored the possibility of modifying the fee structure for certain funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

The Independent Trustees also worked with Janus Capital to develop a performance structure that was acceptable to Janus Capital. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for Janus Capital and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the Performance Adjustment.

As described above, the Performance Adjustment that will be added to or subtracted from the "Base Fee" (as defined in the Proposed Agreement) as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, Janus Capital must deliver a

Janus Growth Funds April 30, 2006 99

Additional Information (unaudited) (continued)

total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by Janus Capital or its affiliates, as well as the distribution channel for each class of shares.

The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any Performance Adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under "Amendments to Advisory Agreements to Conform to Prevailing Industry Practice."

100 Janus Growth Funds April 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing options contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

Janus Growth Funds April 30, 2006 101

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

102 Janus Growth Funds April 30, 2006

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Janus Growth Funds April 30, 2006 103

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on November 22, 2005 and adjourned and reconvened to December 29, 2005 and January 9, 2006. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Record	Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	72,431,132,779	28,415,846,253	806,823,785	29,222,670,038	39.23%	1.12%	40.35%	97.24%	2.76%	100.00%
William F. McCalpin	72,431,132,779	28,431,830,093	790,839,945	29,222,670,038	39.26%	1.09%	40.35%	97.29%	2.71%	100.00%
John W. McCarter, Jr.	72,431,132,779	28,410,815,406	811,854,632	29,222,670,038	39.23%	1.12%	40.35%	97.22%	2.78%	100.00%
Dennis B. Mullen	72,431,132,779	28,408,140,530	814,529,508	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
James T. Rothe	72,431,132,779	28,421,678,938	800,991,100	29,222,670,038	39.24%	1.11%	40.35%	97.26%	2.74%	100.00%
William D. Stewart	72,431,132,779	28,426,971,191	795,698,847	29,222,670,038	39.25%	1.10%	40.35%	97.28%	2.72%	100.00%
Martin H. Waldinger	72,431,132,779	28,400,077,651	822,592,387	29,222,670,038	39.21%	1.14%	40.35%	97.18%	2.82%	100.00%
Linda S. Wolf	72,431,132,779	28,406,316,741	816,353,297	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
Thomas H. Bailey	72,431,132,779	28,395,482,070	827,141,468	29,222,623,538	39.21%	1.14%	40.35%	97.17%	2.83%	100.00%

Proposal 3a

To approve certain amendments to the Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Growth
Janus Fund	11,815,883,814	5,141,704,247	298,128,737	253,100,803	1,597,577,073	43.52%	2.52%	2.14%	13.52%	70.53%	4.09%	3.47%	21.91%
Janus Enterprise Fund	1,768,581,761	655,989,507	39,765,195	30,146,258	223,066,755	37.09%	2.25%	1.71%	12.61%	69.13%	4.19%	3.18%	23.50%
Janus Mercury Fund	4,543,442,548	1,750,195,166	110,854,182	93,469,589	480,923,905	38.52%	2.44%	2.06%	10.59%	71.86%	4.55%	3.84%	19.75%
Janus Olympus Fund	2,299,460,931	871,255,022	60,570,362	45,247,870	271,664,004	37.89%	2.63%	1.97%	11.81%	69.77%	4.85%	3.62%	21.76%
Janus Orion Fund	671,127,831	291,456,936	21,189,706	14,196,184	65,470,079	43.43%	3.16%	2.11%	9.76%	74.29%	5.40%	3.62%	16.69%
Janus Triton Fund	34,409,032	18,943,291	1,137,454	571,245	2,189,775	55.05%	3.31%	1.66%	6.36%	82.93%	4.98%	2.50%	9.59%
Janus Twenty Fund	9,824,414,895	4,511,070,075	270,345,145	161,625,541	1,308,505,546	45.92%	2.75%	1.65%	13.32%	72.16%	4.33%	2.58%	20.93%
Janus Venture Fund	1,406,700,835	631,791,354	51,270,013	35,124,403	150,422,355	44.91%	3.65%	2.50%	10.69%	72.74%	5.90%	4.04%	17.32%
Specialty Growth
Janus Global Life Sciences Fund	1,213,179,543	502,255,257	36,813,843	25,335,504	142,457,413	41.40%	3.03%	2.09%	11.74%	71.06%	5.21%	3.58%	20.15%
Janus Global Technology Fund	1,059,507,132	426,902,165	31,772,093	22,473,123	99,490,344	40.29%	3.00%	2.12%	9.39%	73.52%	5.47%	3.87%	17.14%

Proposal 3b

To approve an amended investment advisory agreement between the Fund and Janus Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Growth
Janus Mercury Fund	4,543,442,548	1,660,646,635	207,789,473	86,082,829	480,923,905	36.55%	4.57%	1.90%	10.59%	68.19%	8.53%	3.53%	19.75%

104 Janus Growth Funds April 30, 2006

Janus Growth Funds April 30, 2006 105

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/06)

C-0606-22  111-24-103 06-06

2006 Semiannual Report

Janus Core, Risk-Managed and Value Funds

Core

Janus Balanced Fund

Janus Contrarian Fund

Janus Core Equity Fund

Janus Growth and Income Fund

Janus Research Fund

Risk-Managed

INTECH Risk-Managed Stock Fund

Value

Janus Mid Cap Value Fund

Janus Small Cap Value Fund

Look Inside. . .

•  Portfolio manager perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Core, Risk-Managed and Value Funds

President and CEO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Balanced Fund	6

Janus Contrarian Fund	14

Janus Core Equity Fund	21

Janus Growth and Income Fund	28

Janus Research Fund	35

INTECH Risk-Managed Stock Fund	42

Janus Mid Cap Value Fund	51

Janus Small Cap Value Fund	58

Statements of Assets and Liabilities	64

Statements of Operations	66

Statements of Changes in Net Assets	68

Financial Highlights	71

Notes to Schedules of Investments	76

Notes to Financial Statements	79

Additional Information	89

Explanations of Charts, Tables and Financial Statements	95

Shareholder Meeting	98

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

CEO's Letter

Gary Black

President and Chief Executive Officer

Dear Shareholders,

Before offering my perspective on the economy, the markets and the progress we've made at Janus during the six months ended April 30, 2006, I'd like to thank you for your continued confidence and investment in Janus' funds. Your unwavering support is the driving force behind our desire to deliver the strong, consistent fund performance that you've come to expect from Janus.

As you'll read on the following pages, our fund managers continued to deliver excellent performance – for the one-year period ended April 30, 2006, 68% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the five years ended April 30, 2006, 57% of our retail funds earned first- or second-quartile Lipper rankings – up from 30% a year ago. Over the past three years, Janus' U.S. equity funds have gained an average of 21% annually, versus a 12% gain for the Russell 1000® Growth Index and a 15% gain for the S&P 500® Index. (See performance and complete ranking figures on pages 3-4).

Staying Focused on Consistent Performance

While we're pleased to report solid performance across different time periods, our goal is to ensure consistency in our investment returns across different market cycles as well. We employ several tools to help us meet this goal, beginning with detailed research processes that help us single out what we feel are the best investments for our funds. The very talented and experienced individuals at the heart of these processes – our research analysts and portfolio managers – are what distinguish Janus from its asset management peers. Additionally, our robust risk management tools and disciplined buy/sell strategies help in our efforts to deliver consistent performance over full market cycles.

...our goal is to ensure consistency in our investment returns across different market cycles...

We recently appointed Chief Investment Officers to oversee our various investment disciplines. Jonathan Coleman and David Decker oversee our U.S. Growth and Core funds, Jason Yee is responsible for our Global and International funds, and Gibson Smith has oversight of our Fixed-Income and Money Market funds. In their respective roles, these individuals serve as player-coaches with the portfolio managers and analysts who work with them and focus on driving performance of the products they oversee.

Combined, we believe these elements of our research process will help us as we strive to deliver strong fund performance in all market environments.

Corporate Profits Remained Strong

On that note, I'd like to summarize the environment we – and other investors – operated in during the past six months. Stronger-than-expected economic data and growing anticipation of a possible conclusion to monetary tightening by the Federal Reserve drove U.S. equity markets higher during the period. Notwithstanding a sharp spike in energy prices in early 2006 and clear signs of a slowdown in the U.S. housing market, corporate profits continued to grow at a healthy clip and consumer spending remained robust. Financial markets observed a smooth transition in leadership at the Federal Reserve Board after Chairman Alan Greenspan's long tenure, and investors appeared to conclude that incoming Chairman Ben Bernanke would pursue a similar course to that of his predecessor, namely, to contain inflation and promote long-term economic growth. Perhaps the biggest risk, in our opinion, is that the Federal Reserve could increase short-term rates too aggressively to curb potential inflation, which could cause longer-term growth to stall.

Areas of particular strength in the market included economically sensitive sectors such as financial services, industrials and energy, all of which benefited from continued evidence of strong U.S. economic growth. Overseas markets also delivered healthy returns, with Japan's economic recovery reawakening domestic Japanese investors to the Japanese equity market, and rapid industrialization and growing consumer wealth driving significant gains in emerging equity markets like Brazil, China and India.

Greater Diversification Sought by Investors

It was encouraging to see equity markets worldwide climb higher during the period. And yet, if there's one thing that all investors can consistently count on, it's that there is no consistency in the markets. This year's gains could be next year's losses. With this in mind, more and more investors seem to be making a concerted effort to maintain a

Janus Core, Risk-Managed and Value Funds April 30, 2006 1

Continued

diversified portfolio. In recognition of this, we launched Janus Smart Portfolios in late December 2005. These Portfolios are geared toward investors who may not have the time to allocate their assets according to their specific goals and risk tolerance.

Janus Smart Portfolios invest in a combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary). We believe the unique combination of these two different investment styles, assembled with the view of providing long-term diversification and market opportunity, will be of great benefit to shareholders as they invest toward their goals. And with three different portfolios to choose from – Growth, Moderate and Conservative – investors can choose the level of risk they are willing to take in pursuit of their goals.

A Compelling Case for Growth

In summary, the economic outlook appears positive to us, and we find valuations for U.S. equities attractive. The combination of those two factors continues to make a solid case for growth investing. Although future interest rate increases are becoming less likely, we will continue to closely monitor the actions of the Federal Reserve. Regardless of the macroeconomic climate ahead, we remain dedicated to rewarding your trust and confidence in Janus with strong, consistent fund performance.

Sincerely,

Gary Black
Chief Executive Officer and
Chief Investment Officer

2 Janus Core, Risk-Managed and Value Funds April 30, 2006

Lipper Rankings

		Lipper Rankings – Based on total return as of 4/30/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	43	296/698	48	280/590	79	374/474	44	72/165	5	1/19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	58	324/563	30	134/461	72	257/357	69	88/128	40	20/49
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	31	210/698	9	53/590	65	306/474	11	18/165	2	1/84
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	44	186/423	53	190/359	66	188/288	27	25/95	15	13/88
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11/423	1	3/359	3	8/288	N/A	N/A	27	61/230
Janus Triton Fund (2/05)	Small-Cap Growth Funds	12	59/533	N/A	N/A	N/A	N/A	N/A	N/A	3	14/520
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	6	36/698	2	6/590	12	56/474	2	2/165	3	1/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	59	311/533	10	45/453	20	70/363	38	44/117	10	1/10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	33	57/176	25	39/161	43	55/127	N/A	N/A	31	15/48
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94/292	43	113/265	58	132/230	N/A	N/A	23	17/76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	13	49/395	52	140/271	39	81/210	3	2/81	4	1/27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	3/834	1	3/588	3	11/421	N/A	N/A	9	29/332
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	2	9/864	3	20/746	3	16/618	N/A	N/A	2	3/248
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	5	35/864	9	65/746	15	90/618	3	5/240	6	5/96
Janus Research Fund (2/05)	Multi-Cap Growth Funds	8	31/423	N/A	N/A	N/A	N/A	N/A	N/A	7	26/410
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	58	483/834	22	129/588	N/A	N/A	N/A	N/A	26	150/586
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)	Mid-Cap Value Funds	75	201/267	53	114/216	35	51/146	N/A	N/A	5	4/81
Janus Small Cap Value Fund - Inv*(2) (10/87)	Small-Cap Core Funds	97	612/633	91	456/504	65	243/373	N/A	N/A	N/A	N/A
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt Funds	60	155/260	89	221/249	71	156/221	86	122/142	83	64/77
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	37	172/473	36	146/406	24	74/320	24	35/147	24	6/25
Janus High-Yield Fund (12/95)	High Current Yield Funds	38	164/439	72	276/385	55	169/311	9	10/111	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	30	68/228	21	38/181	49	63/129	20	13/66	43	11/25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	100	360/362	54	154/286	N/A	N/A	N/A	N/A	23	50/224
Janus Overseas Fund(1) (5/94)	International Funds	1	2/910	1	2/770	19	114/599	4	8/230	2	2/120
Janus Worldwide Fund(1) (5/91)	Global Funds	94	339/362	98	279/286	99	217/220	68	56/82	28	5/17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Core, Risk-Managed and Value Funds April 30, 2006 3

Performance

	Average Annual Total Return for the periods ended 4/30/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index
(Inception Date)
Janus Fund (2/70)	17.28%	11.85%	(2.62)%	6.67%	13.86%
Janus Contrarian Fund(1)(2)(3) (2/00)	38.81%	31.63%	10.68%	N/A	9.63%
Janus Core Equity Fund(3) (6/96)	31.00%	19.14%	5.74%	N/A	13.43%
Janus Enterprise Fund (9/92)	29.21%	22.74%	1.87%	6.69%	11.63%
Janus Growth and Income Fund (5/91)	25.82%	16.82%	3.44%	12.02%	13.80%
Janus Mercury Fund (5/93)	19.00%	15.42%	(1.74)%	8.56%	12.70%
Janus Mid Cap Value Fund - Investor Shares(3)(4) (8/98)	20.64%	23.27%	12.45%	N/A	17.97%
Janus Olympus Fund (12/95)	26.44%	16.83%	0.45%	9.78%	11.77%
Janus Orion Fund(1)(5)(6)(7) (6/00)	41.50%	27.95%	10.72%	N/A	(0.73)%
Janus Small Cap Value Fund - Investor Shares* (10/87)	20.30%	20.76%	10.80%	15.60%	N/A
Janus Twenty Fund*(4)(6) (4/85)	24.20%	19.02%	2.05%	10.70%	13.48%
Janus Venture Fund*(8) (4/85)	32.58%	27.53%	9.14%	9.29%	13.88%
INTECH Risk-Managed Stock Fund(3) (2/03)	17.81%	19.16%	N/A	N/A	20.50%
S&P 500® Index	15.42%	14.68%	2.70%	8.94%	N/A
Russell 1000® Growth Index	15.18%	12.05%	(0.76)%	6.21%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(3)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

(4)Due to certain investment strategies, the Fund may have an increased position in cash.

(5)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(6)Returns have sustained significant gains due to market volatility in the healthcare sector.

(7)Returns have sustained significant gains due to market volatility in the financials sector.

(8)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

Total return includes reinvestment of dividends, distributions and capital gains.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Please see a Janus prospectus or janus.com for more information about fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus Core, Risk-Managed and Value Funds April 30, 2006

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees, administrative services fees (where applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive for certain Funds, certain expenses to certain limits until at least March 1, 2007. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Core, Risk-Managed and Value Funds April 30, 2006 5

Janus Balanced Fund (unaudited)

Ticker: JABAX

Fund Snapshot

The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio manager

Gibson Smith

co-portfolio manager

Performance Overview

Fueled by reports of healthy employment growth and steady consumer spending, the U.S. economy remained relatively strong during the six-month period ended April 30, 2006. In response, virtually every sector of the stock market moved higher.

Adding an element of uncertainty, however, were rising interest rates. Entering 2006, many investors expected the Federal Reserve Board (Fed), now led by chairman Ben Bernanke, to hold off on additional rate hikes. Instead, the potential for inflation persisted, and so did the Fed's tightening campaign. Mr. Bernanke seemed intent on sending a message to bond investors regarding his intent to take inflation concerns seriously. Additionally, the market witnessed a reduction in foreign demand for long-term U.S. Treasury bonds. Against this backdrop, bonds fared poorly, with the benchmark 10-year Treasury yield moving from 4.56% on October 31, 2005, to 5.07% on April 28, 2006, the period's final day of trading. As yields move inversely to bond prices, the rising rates indicated falling prices.

In this environment, an effective investment strategy on the fixed-income side of the Fund and strong stock selection on the equity side proved advantageous. Janus Balanced Fund advanced 8.67% during the period outpacing the internally calculated Balanced Index, a secondary benchmark for the Fund, which returned 5.29%. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund's primary benchmark, and 45% weighting in the Lehman Brothers Government/Credit Index, the Fund's other secondary benchmark, which returned 9.64% and 0.13%, respectively.

Holdings that Contributed to Performance

Among the Fund's individual stock holdings, biotechnology concern Celgene led all gainers. Bolstered by growing sales of its Thalomid drug, which is prescribed by many doctors to treat multiple myeloma, a bone marrow-based cancer, the stock rallied anew in late December when the Food and Drug Administration (FDA) approved its Revlimid drug for treating myelodysplastic syndromes, a blood-borne cancer. Weeks later, the FDA announced that it had granted a priority review of the company's application for Revlimid to treat multiple myeloma, and a decision was expected by the end of June.

Elsewhere, the financial services group enjoyed a bounce during the period as investors reasoned that the Fed was at least nearing the end of its rate-hike campaign. Additionally, investment banks profited from increased merger and acquisition activity and the Fund benefited from its stake in Wall Street stalwarts Merrill Lynch and JPMorgan Chase. Aside from the increased volumes of corporate deals, Merrill Lynch enhanced returns with improved trading in its brokerage business and strong overseas performance, while JPMorgan Chase advanced amid Wall Street's consensus that new CEO James Dimon would significantly improve operations at all levels.

Although our technology holdings lagged their counterparts in the S&P 500® Index as a group, there were some names that bucked this trend. Among these was Research in Motion (RIM), a leader in wireless communications and developer of the popular BlackBerry device. During the period, the company settled a patent dispute with rival NTP. Many businesses had previously refrained from signing contracts with RIM while it was mired in litigation – a situation that has been remedied in the wake of the settlement. We believe that RIM can now take full advantage of the strong demand for wireless data services.

In light of the volatility in the automotive space, we were pleased with the performance of high-yield issuer General Motors Acceptance Corporation (GMAC), a holding within the Fund's fixed-income portion. GMAC is the financing arm of General Motors, which has raised concerns for a number of quarters due to persistent earnings losses. However, during the first quarter of 2006, private equity firm Cerberus Capital Management said it plans to purchase control of GMAC. We believe this sale should behoove GMAC in several ways. First, the company will be able to escape the shadow of General Motors' credit problems, which in turn, will facilitate GMAC's ability to raise capital at a better rate, in our opinion. Once these issues have been resolved, we believe GMAC may be in position to capitalize on its strong presence in the automotive, mortgage and unsecured consumer lending businesses.

Holdings that Detracted from Performance

A slump in health insurers Aetna and UnitedHealth Group hindered the Fund's performance. Aetna actually posted the period's worst performance as concerns over increasing cost trends aggravated a selloff that followed an impressive run through 2005. First quarter profit-taking also pulled down

6 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

UnitedHealth, as well as a controversial executive compensation plan. Still encouraged by the group's long-term prospects, we're carefully assessing the situation at both Aetna and UnitedHealth.

Also proving detrimental was the Fund's exposure to Internet service companies Yahoo! and Expedia. While Yahoo!'s results disappointed some investors, Expedia battled increased competition in the online travel industry.

On the fixed-income side of the equation, we scaled back our corporate credit exposure and added to the Fund's weighting in Treasury securities, a tactic designed to add stability to the Fund. Unfortunately, this strategy left us vulnerable to the sharp downward correction in longer-term Treasury bonds toward the end of the period.

Looking ahead

Our outlook at this time is generally positive, mainly because we believe the Fed's tightening cycle may be finally winding down and the economy appears to be fairly robust. We believe it should remain on course, barring another shock in the energy market or a widespread decline in the housing market.

Regardless of the broader trends, our approach to investing in equities remains true to our long-standing strategy. By focusing on companies that combine stable earning potential with the ability to expand top-line revenue growth, we believe we're exposing Fund shareholders to stocks that hold solid promise for appreciation.

On the fixed-income side, individual bond selection continues to be increasingly important, as we see numerous credit situations that present more downside risk than upside potential. In comparison, equities' valuations remain attractive, especially considering the likely increase in risk appetites once the Fed ends its rate-hike campaign.

In both the bond and stock markets we will continue to search for opportunities in an attempt to build a diversified Fund able to navigate a variety of market environments.

Thank you for your continued investment in Janus Balanced Fund.

Janus Balanced Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Celgene Corp. Biopharmaceutical company - U.S.	1.06%
Merrill Lynch & Company, Inc. Investment banking services - U.S.	0.95%
JP Morgan Chase & Co. Global financial services company - U.S.	0.93%
Suncor Energy, Inc. Energy company - Canada	0.93%
Marriott International, Inc. - Class A Worldwide hotel operator and franchisor - U.S.	0.69%

5 Largest Detractors from Performance – Holdings

Contribution
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.48%)
Yahoo!, Inc. Global Internet media company - U.S.	(0.32%)
Caremark Rx, Inc. Pharmaceutical services provider - U.S.	(0.20%)
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.11%)
Alcon, Inc. (U.S. Shares) Eye care company - U.S.	(0.10%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Diversified Financial Services	2.08%	10.70%	8.08%
Energy	1.96%	10.31%	9.65%
Consumer Services	1.92%	6.54%	1.65%
Pharmaceuticals & Biotechnology	1.90%	11.21%	7.88%
Semiconductors & Semiconductor Equipment	1.36%	6.10%	3.15%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(0.94%)	6.81%	5.17%
Consumer Durables & Apparel	(0.02%)	0.75%	1.31%
Food, Beverage & Tobacco	(0.01%)	2.06%	4.61%
Other*	(0.01%)	0.01%	0.00%
Utilities	0.00%	0.00%	3.30%

* Industry not classified by Global Industry Classification Standard.

Janus Core, Risk-Managed and Value Funds April 30, 2006 7

Janus Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.5%
Exxon Mobil Corp. Oil Companies - Integrated	3.2%
General Electric Co. Diversified Operations	2.7%
Roche Holding A.G. Medical - Drugs	2.7%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	2.6%
14.7%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 1.3% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

8 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Balanced Fund	8.67%	15.06%		4.73%		10.19%		11.33%
S&P 500® Index	9.64%	15.42%		2.70%		8.94%		10.85%
Lehman Brothers Government/ Credit Index	0.13%	0.20%		5.32%		6.36%		6.36%
Balanced Index	5.29%	8.39%		4.19%		8.14%		9.10%
Lipper Quartile	N/A	1	st	2	nd	1	st	1	st
Lipper Ranking - based on total return for Mixed Asset Target Allocation Moderate Funds	N/A**	49/395		81/210		2/81		1/27

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – September 1, 1992

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,086.70	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06

*Expenses are equal to the annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds April 30, 2006 9

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 65.3%
Advertising Sales - 0.7%
336,670	Lamar Advertising Co.*	$18,513,483
Aerospace and Defense - 1.1%
378,200	Lockheed Martin Corp.	28,705,380
Agricultural Chemicals - 1.8%
196,616	Syngenta A.G.*	27,426,679
651,605	Syngenta A.G. (ADR)*,#	18,101,587
		45,528,266
Automotive - Cars and Light Trucks - 0.7%
321,949	BMW A.G.**	17,526,367
Beverages - Non-Alcoholic - 1.2%
522,930	PepsiCo, Inc.	30,455,443
Building - Residential and Commercial - 0.5%
358,525	Pulte Homes, Inc.#	13,390,909
Casino Hotels - 1.2%
359,405	Harrah's Entertainment, Inc.	29,341,824
Computers - 0.9%
292,095	Research In Motion, Ltd. (U.S. Shares)*	22,383,240
Computers - Memory Devices - 0.8%
1,435,265	EMC Corp.*	19,390,430
Cosmetics and Toiletries - 1.7%
757,385	Procter & Gamble Co.	44,087,381
Dental Supplies and Equipment - 0.3%
224,515	Patterson Companies, Inc.*,#	7,314,699
Diversified Operations - 4.6%
2,021,355	General Electric Co.	69,918,670
512,840	Honeywell International, Inc.	21,795,700
3,431,000	Melco International Development, Ltd.	7,721,996
675,495	Tyco International, Ltd. (U.S. Shares)	17,799,293
		117,235,659
E-Commerce/Services - 1.2%
1,061,914	IAC/InterActiveCorp*	30,657,457
Electronic Components - Semiconductors - 3.8%
449,200	Advanced Micro Devices, Inc.*	14,531,620
48,038	Samsung Electronics Company, Ltd.**	32,799,483
1,395,100	Texas Instruments, Inc.#	48,423,921
		95,755,024
Enterprise Software/Services - 0.8%
1,359,695	Oracle Corp.*	19,837,950
Finance - Credit Card - 1.1%
540,845	American Express Co.	29,102,869
Finance - Investment Bankers/Brokers - 6.5%
1,458,480	JP Morgan Chase & Co.	66,185,822
1,176,740	Merrill Lynch & Company, Inc.	89,738,192
112,215	UBS A.G. (ADR)	13,112,323
		169,036,337
Finance - Mortgage Loan Banker - 1.0%
492,670	Fannie Mae	24,929,102
Hotels and Motels - 2.3%
558,970	Marriott International, Inc. - Class A#	40,843,938
321,405	Starwood Hotels & Resorts Worldwide, Inc.	18,442,219
		59,286,157

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 2.0%
1,197,160	Celgene Corp.*	$50,472,266
Medical - Drugs - 4.5%
204,695	Eli Lilly and Co.#	10,832,459
128,895	Forest Laboratories, Inc.*,#	5,204,780
447,130	Roche Holding A.G.	68,753,178
24,710	Roche Holding A.G. (ADR)	1,902,670
285,079	Sanofi-Aventis**	26,884,406
		113,577,493
Medical - HMO - 2.0%
1,080,710	Aetna, Inc.	41,607,335
194,870	UnitedHealth Group, Inc.	9,692,834
		51,300,169
Medical Instruments - 0.4%
449,030	Boston Scientific Corp.*	10,435,457
Medical Products - 0.8%
334,785	Johnson & Johnson	19,621,749
Networking Products - 0.5%
618,865	Cisco Systems, Inc.*	12,965,222
Oil Companies - Exploration and Production - 1.2%
628,635	EnCana Corp. (U.S. Shares)	31,463,182
Oil Companies - Integrated - 6.0%
491,025	BP PLC (ADR)**	36,198,363
1,278,395	Exxon Mobil Corp.	80,641,156
429,544	Suncor Energy, Inc.	36,782,382
		153,621,901
Optical Supplies - 0.4%
109,840	Alcon, Inc. (U.S. Shares)	11,171,826
Pharmacy Services - 0.8%
429,005	Caremark Rx, Inc.	19,541,178
REIT - Hotels - 0.2%
196,764	Host Marriott Corp.	4,135,979
Retail - Building Products - 0.9%
586,065	Home Depot, Inc.	23,401,575
Retail - Regional Department Stores - 1.6%
531,985	Federated Department Stores, Inc.	41,415,032
Semiconductor Components/Integrated Circuits - 0.2%
176,625	Linear Technology Corp.#	6,270,188
Soap and Cleaning Preparations - 1.2%
858,395	Reckitt Benckiser PLC**	31,290,922
Super-Regional Banks - 0.9%
444,880	Bank of America Corp.	22,208,410
Telecommunication Equipment - Fiber Optics - 1.1%
974,945	Corning, Inc.*	26,937,730
Therapeutics - 0.8%
357,765	Gilead Sciences, Inc.*	20,571,488
Tobacco - 0.4%
133,850	Altria Group, Inc.	9,792,466
Transportation - Railroad - 3.0%
1,135,734	Canadian National Railway Co. (U.S. Shares)	51,005,814
276,695	Union Pacific Corp.	25,237,351
		76,243,165
Transportation - Services - 0.5%
109,200	FedEx Corp.	12,572,196

See Notes to Schedules of Investments and Financial Statements.

10 Janus Core, Risk-Managed and Value Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 2.4%
55,400	Google, Inc. - Class A*	$23,153,876
1,128,915	Yahoo!, Inc.*	37,005,834
		60,159,710
Wireless Equipment - 1.3%
1,532,055	Motorola, Inc.	32,709,374
Total Common Stock (cost $1,212,716,498)		1,664,356,655
Corporate Bonds - 9.9%
Aerospace and Defense - 0.1%
$3,162,000	Lockheed Martin Corp., 7.65% company guaranteed notes, due 5/1/16	3,572,668
Automotive - Cars and Light Trucks - 0.1%
2,770,000	General Motors Nova Financial Corp., 6.85% company guaranteed notes, due 10/15/08	2,326,800
Automotive - Truck Parts and Equipment - Original - 0.1%
2,723,194	Lear Corp., 0% bank loan, due 4/25/12‡	2,726,598
Beverages - Non-Alcoholic - 0.2%
4,385,000	Pepsi Bottling Holdings, Inc., 5.625% company guaranteed notes due 2/17/09 (144A)	4,417,392
Brewery - 0.5%
	Miller Brewing Co.:
8,530,000	4.25%, notes, due 8/15/08 (144A)**	8,311,692
4,960,000	5.50%, notes, due 8/15/13 (144A)	4,848,018
		13,159,710
Cable Television - 0.2%
	CSC Holdings, Inc.:
1,621,153	6.74%, bank loan, due 3/30/13‡	1,626,778
2,431,729	6.67%, bank loan, due 3/30/13‡	2,440,168
1,621,153	6.58%, bank loan, due 3/30/13‡	1,626,778
		5,693,724
Casino Hotels - 0.3%
8,195,000	Mandalay Resort Group, 6.50% senior notes, due 7/31/09	8,143,781
Cellular Telecommunications - 0.3%
6,920,000	Nextel Communications, Inc., 6.875% senior notes, due 10/31/13	7,102,591
Chemicals - Specialty - 0.3%
8,480,000	International Flavors & Fragrances, Inc. 6.45%, notes, due 5/15/06	8,482,273
Commercial Banks - 0.2%
5,490,000	US Bank, 5.70% subordinated notes, due 12/15/08	5,538,279
Consumer Products - Miscellaneous - 0.2%
	Fortune Brands, Inc.:
1,763,000	4.875%, notes, due 12/1/13	1,644,819
3,567,000	5.375%, notes, due 1/15/16	3,376,879
		5,021,698
Containers - Metal and Glass - 0.7%
10,246,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	10,655,840
7,945,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	7,984,725
		18,640,565

Shares or Principal Amount		Value
Dialysis Centers - 0.3%
	Fresenius Medical Care AG & Co.:
$4,295,933	6.4031%, bank loan, due 3/31/11‡	$4,294,129
1,861,571	6.3544%, bank loan, due 3/31/11‡	1,860,789
1,002,384	6.3544%, bank loan, due 3/31/11‡	1,001,963
		7,156,881
Diversified Financial Services - 0.2%
3,815,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	4,119,540
Diversified Operations - Commercial Services - 0.1%
3,629,730	Avis Rent A Car Systems, Inc., 0% bank loan, due 4/1/13‡	3,628,423
Electric - Integrated - 0.8%
2,535,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	2,595,206
9,070,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	8,723,671
	Pacific Gas and Electric Co.:
770,000	3.60%, unsecured notes, due 3/1/09	732,915
2,640,000	4.20%, unsecured notes, due 3/1/11	2,487,273
	TXU Corp.:
5,485,000	5.55%, senior notes, due 11/15/14	5,097,057
1,823,000	6.55%, notes, due 11/15/34	1,636,905
		21,273,027
Electronic Components - Semiconductors - 0.3%
2,399,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	2,512,953
5,395,000	Freescale Semiconductor, Inc., 7.35% senior notes, due 7/15/09‡	5,516,387
		8,029,340
Electronic Parts Distributors - 0.2%
5,710,000	Avnet, Inc., 6.00% notes, due 9/1/15	5,443,018
Finance - Auto Loans - 0.5%
7,737,000	Ford Motor Credit Co., 0% notes, due 4/15/12‡	7,745,566
	General Motors Acceptance Corp.:
2,485,000	6.15%, bonds, due 4/5/07	2,438,744
3,905,000	4.375%, notes, due 12/10/07	3,673,187
		13,857,497
Finance - Consumer Loans - 0.3%
7,315,000	Household Finance Corp., 4.75% notes, due 5/15/09	7,171,348
Finance - Investment Bankers/Brokers - 1.0%
10,541,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	9,983,466
9,415,000	Credit Suisse First Boston USA, Inc., 3.875% notes, due 1/15/09	9,065,986
7,640,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	7,250,177
		26,299,629
Food - Diversified - 0.3%
7,085,000	Kellogg Co., 2.875% senior notes, due 6/1/08	6,731,211
Gas - Distribution - 0.1%
1,900,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15 (144A)	1,901,381

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 11

Janus Balanced Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Medical - HMO - 0.1%
$3,145,000	UnitedHealth Group, Inc., 5.20% senior unsecured notes, due 1/17/07	$3,142,229
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste North America, Inc.:
592,859	0%, bank loan, due 4/1/13‡	594,714
1,675,536	0%, bank loan, due 4/1/13‡	1,680,027
		2,274,741
Pipelines - 0.7%
	El Paso Corp.:
1,285,000	7.625%, notes, due 9/1/08 (144A)§	1,307,488
14,800,000	7.00%, senior notes, due 5/15/11	14,763,000
851,000	7.42%, notes, due 2/15/37 (144A)§	803,131
		16,873,619
Retail - Major Department Stores - 0.2%
4,630,000	May Department Stores Co., 4.80% notes, due 7/15/09	4,531,742
Retail - Regional Department Stores - 0.1%
1,983,228	Neiman Marcus Group, Inc., 7.34% bank loan, due 3/13/13‡	2,008,732
Special Purpose Entity - 0.4%
9,005,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	9,257,968
Telecommunication Services - 0.4%
10,315,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	10,081,118
Telephone - Integrated - 0.2%
4,600,000	Sprint Capital Corp., 8.375% notes, due 3/15/12	5,171,959
Textile-Home Furnishings - 0.1%
2,468,000	Mohawk Industries, Inc., 6.125% senior unsecured notes, due 1/15/16	2,424,469
Transportation - Railroad - 0.3%
1,134,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55‡	1,089,758
	Canadian National Railway Co.:
1,910,000	4.25%, notes, due 8/1/09	1,845,895
3,825,000	6.25%, bonds, due 8/1/34	3,903,978
		6,839,631
Total Corporate Bonds (cost $256,377,450)		253,043,582
Mortgage Backed Securities - 0.6%
U.S. Government Agency - 0.6%
14,998,988	Federal Home Loan Bank System, 5.27% due 12/28/12 (cost $15,081,743)	14,815,601
U.S. Government Agencies - 1.7%
	Fannie Mae:
13,445,000	5.00%, due 1/15/07	13,423,353
6,400,000	3.25%, due 11/15/07	6,221,542
2,580,000	2.50%, due 6/15/08	2,444,852
4,110,000	5.25%, due 1/15/09	4,119,926
880,000	6.375%, due 6/15/09	910,459
6,723,000	5.375%, due 11/15/11	6,746,443
	Freddie Mac:
5,270,000	5.75%, due 4/15/08	5,329,709
2,155,000	5.75%, due 3/15/09	2,188,392
2,040,000	7.00%, due 3/15/10	2,165,809
Total U.S. Government Agencies (cost $44,614,806)		43,550,485

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - 21.0%
	U.S. Treasury Notes:
$4,555,000	2.375%, due 8/15/06#	$4,522,081
4,993,000	3.50%, due 11/15/06#	4,953,995
15,375,000	3.00%, due 12/31/06#	15,176,201
51,025,000	3.625%, due 4/30/07#	50,375,247
9,469,000	3.875%, due 7/31/07#	9,349,899
1,860,000	4.00%, due 9/30/07#	1,837,185
11,062,411	3.625%, due 1/15/08ÇÇ,#	11,397,303
17,033,000	3.375%, due 2/15/08#	16,595,201
15,625,000	5.625%, due 5/15/08#	15,847,781
11,593,000	3.75%, due 5/15/08#	11,343,032
16,985,000	4.375%, due 11/15/08#	16,779,991
6,016,000	4.50%, due 2/15/09#	5,956,779
19,705,000	3.125%, due 4/15/09#	18,762,076
20,882,000	6.00%, due 8/15/09#	21,578,603
25,079,000	4.00%, due 4/15/10#	24,269,801
10,818,000	3.625%, due 6/15/10#	10,308,375
9,169,000	3.875%, due 7/15/10#	8,815,847
4,960,000	5.75%, due 8/15/10#	5,121,587
3,140,000	4.125%, due 8/15/10#	3,045,555
6,970,000	4.25%, due 10/15/10#	6,785,678
28,215,000	4.50%, due 11/15/10#	27,744,374
3,945,000	4.375%, due 12/15/10#	3,856,699
24,702,000	4.50%, due 2/28/11#	24,250,423
46,851,000	4.75%, due 3/31/11#	46,481,299
21,267,000	5.00%, due 8/15/11#	21,350,069
13,454,000	4.25%, due 8/15/14#	12,741,355
25,196,600	1.875%, due 7/15/15ÇÇ,#	24,189,719
21,665,000	4.25%, due 8/15/15#	20,371,015
18,703,000	4.50%, due 2/15/16#	17,887,661
16,055,000	7.25%, due 5/15/16#	18,711,605
13,030,000	7.875%, due 2/15/21#	16,460,551
12,284,000	7.25%, due 8/15/22#	14,867,473
14,852,000	6.00%, due 2/15/26#	16,087,731
6,017,000	5.375%, due 2/15/31#	6,107,255
2,243,000	4.50%, due 2/15/36#	2,015,721
Total U.S. Treasury Notes/Bonds (cost $546,371,273)		535,945,167
Other Securities - 18.8%
480,667,249	State Street Navigator Securities Lending Prime Portfolio† (cost $480,667,249)	480,667,249
Time Deposit - 1.0%
$25,100,000	ING Financial, ETD, 4.86%, 5/1/06 (cost $25,100,000)	25,100,000
Total Investments (total cost $2,580,929,019) – 118.3%		3,017,478,739
Liabilities, net of Cash, Receivables and Other Assets – (18.3)%		(467,049,732)
Net Assets – 100%		$2,550,429,007

See Notes to Schedules of Investments and Financial Statements.

12 Janus Core, Risk-Managed and Value Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$17,799,293	0.6%
Canada	149,711,291	4.9%
Cayman Islands	9,257,968	0.3%
France	26,884,406	0.9%
Germany	17,526,367	0.6%
Hong Kong	7,721,996	0.3%
South Korea	32,799,483	1.1%
Switzerland	140,468,263	4.7%
United Kingdom	67,489,285	2.2%
United States††	2,547,820,387	84.4%
Total	$3,017,478,739	100.0%

††Includes Short-Term Securities and Other Securities (67.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 6/28/06	14,775,000	$26,961,630	$(958,758)
British Pound 8/10/06	1,275,000	2,328,276	(112,824)
British Pound 10/19/06	2,750,000	5,027,484	(104,682)
Euro 6/28/06	15,700,000	19,881,934	(556,818)
South Korean Won 8/10/06	4,500,000,000	4,790,394	(179,502)
South Korean Won 10/19/06	2,200,000,000	2,347,218	(12,381)
Total		$61,336,936	$(1,924,965)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 13

Janus Contrarian Fund (unaudited)

Ticker: JSVAX

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker

portfolio manager

Performance Overview

I would like to thank you for your continued investment in Janus Contrarian Fund. During the six-month period ended April 30, 2006, the Fund returned 20.53% compared to a gain of 9.64% for the S&P 500® Index, the Fund's benchmark.

Investment Philosophy and Process

In an ongoing effort to explain the philosophy and process of Janus Contrarian Fund through these letters, I thought I would explain it this time in the context of a few investment decisions we made during the period.

Janus Contrarian Fund is constructed to have the stocks with the least expected downside at the top of the portfolio rather than the stocks with the most upside. This may seem counter-intuitive, but the process is to identify companies that have an asymmetrically positive risk/reward profile, which is to say companies that we believe have substantially less downside risk than upside potential. Because we are focused on downside risk, we endeavor to build the portfolio such that the largest positions in the Fund have the lowest risk for severe downside. We obviously won't always be right, but we believe the approach on average will help preserve capital in a difficult market. In order to build such a portfolio, it is quite common for us to build positions as the stock price falls (and conversely reduce positions as the stock price increases). I firmly believe that if we are comfortable with the intrinsic value of a company, if the market offers us the same company for a lower price, we should be a buyer, not a seller. This is not to say we ignore the market; indeed the market is very efficient. However, often market values will come under pressure for reasons that may not be germane to the underlying fundamentals of a company. In these situations, we will continue to build our position.

At the end of the period, the largest position in the Fund was Liberty Global, an international cable company with operations primarily in Europe and Japan. Media distribution has been a very difficult sector globally for the past few years as investors question the future return on invested capital (ROIC) in a much more competitive pricing environment. While I agree with this concern in more mature markets for media distribution, such as the U.S., the markets in which Liberty Global has been growing, such as Eastern Europe, are much less mature and therefore less competitive. Interestingly, the private market value for European cable assets has been higher than the public market value for Liberty Global's assets, which has provided the company the opportunity to monetize non-strategic assets at very attractive prices. We believe the reduction in Liberty Global's stock price has been excessive and we chose to substantially increase the position size during the period.

When buying stocks for Janus Contrarian Fund, I often look for companies with the opportunity to improve its return on invested capital (ROIC). ROIC is a reflection of a company's ability to create value for shareholders. There is a strong relationship between value creation and improving returns on capital, and we are therefore always looking for companies that understand that continued value creation in the company is dependent on its ability to improve, or at a minimum maintain, it's ROIC. This is important because earnings growth alone will not necessarily create value. In fact, if the return on that earnings growth is low, growth will destroy, rather than increase value. This is the primary reason that in building the Fund's portfolio, we spend much less time thinking about earnings growth than we do about ROIC and free cash flow growth.

An example of this is a new position we built in Owens-Illinois (OI), the Toledo, OH manufacturer of glass bottles. Glass bottle manufacturing is not a high growth business but the company is focusing hard on reducing its cost structure and improving its return on invested capital. Despite good progress, a spike in raw material prices has masked the improvement, which has resulted in a series of earnings disappointments causing the stock to suffer. We believe that the improvement in the underlying fundamentals of the business is not well understood because improvement in ROIC, which OI is already demonstrating despite cost increases, tends to lead rather than follow earnings improvement. We are confident that despite this difficult environment, OI is focused on shareholder value and its stock price will ultimately reflect this.

In past letters I have discussed how we sometimes reduce positions too early, as was clearly the case with Apple. However, because the philosophy of the Fund centers on asymmetric risk/reward, I would prefer to sell too early and reinvest in another low risk opportunity than to sell too late.

A focus on downside risk led us to substantially reduce the position in Advanced Micro Devices (AMD – up 39.32% in the period) following a significant increase in the stock price. When we first began purchasing AMD in the single digits, we

14 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

believed that the market value of the company reflected excessive concern about its then competitive position with Intel. AMD has in fact done an outstanding job of improving its competitive position, and its stock price has reacted very positively. However, risks always remain, and we decided that the upside potential did not compensate for the downside risk, and we therefore decided to reduce the position.

International Investments

I thought I would spend a few moments updating the positions in India as well as some of the other international positions that in aggregate make up almost 42% of Janus Contrarian Fund's total net assets. As I have discussed in the past, our approach to investing in India is no different than our approach to investing anywhere else in the world: to capitalize on high quality companies with excellent growth opportunities, selling for attractive valuations. Most of the companies we identified there three years ago with these characteristics were those directly exposed to the tremendous infrastructure opportunity in India – which led us to investments in power, cement, steel, banking and automobiles. While the opportunity remains compelling, we have reduced the position size of some of the very strong performers, such as Tata Motors (up 97.25%), Tata Steel (up 87.90%), and Reliance Industries (up 72.54%). I have maintained important positions in all of these companies but following their significant appreciation, the risk/reward has become less favorable. For example, a year ago, Tata Steel, despite being one of the lowest cost steel manufactures in the world with outstanding growth opportunities, was selling for under five times earnings and cash flow. Today it is selling for approximately nine times; still not expensive, in our opinion, given the quality of the company and its excellent growth prospects, but certainly less compelling than before. We are always watching the individual companies in the Fund to ensure that each offers compelling risk/reward potential. When that relationship becomes less compelling, we will reduce or eliminate that position in favor of other opportunities that offer more compelling risk/reward potential.

One Indian company in which we did not reduce the position size is ICICI Bank. Its performance over the past six months of 16.43% has underperformed the Indian market, despite tremendous loan growth, continued improvement in its non-performing loans (NPL), and excellent return on equity (ROE). Despite the concerns over rising interest rates (which I believe has been largely responsible for the weakness in Indian banking stocks), in the long-term I believe that ICICI, with an adjusted price-to-book ratio (P/B) of approximately 1.8 at the end of March, is extremely attractively valued given the continued strong demand for credit.

I am intensely focused on the valuations of each of our holdings in India. We believe the companies in the Fund are well diversified across industries and will continue to compound value for shareholders over time. There is no question that a severe correction in the market would impact our holdings, but our investments in these companies are not trades. Short-term movements in the market that are unrelated to the fundamental outlook of the companies in the Fund will not change our investment thesis on the companies.

While India as a country represents an important part of the Fund's global investments (approximately 17% of total net assets at the end of the period), the strategy of Janus Contrarian Fund is to find attractively valued companies around the world. Two important positions are Macquarie Infrastructure Group (MIG) and Macquarie Airports (MAP), both based in Australia. MIG invests in toll roads globally and MAP invests in airports globally. Neither is a particularly high growth company, but both have generated excellent cash flows due to low fixed capital needs, have excellent long lived assets, and sell for attractive valuations. Toll road privatization, particularly in the United States is accelerating, and global aviation, despite the weak economics of the airlines themselves, continues to grow. The business model of each is almost entirely dependent on the price paid for the asset (or concession). To the extent each can acquire its concession for a reasonable price and increase the revenue without a substantial capital outlay, I believe these companies can generate a good risk-adjusted return. Return on investment (ROI) must always be considered in the context of the cost of the capital invested. To the extent a company can generate reasonable risk-adjusted returns that exceed its cost of capital, even in a low growth environment, it can compound substantial value for shareholders.

Investing is an exercise in risk analysis and in order to maximize risk adjusted returns it is important not to constrain the investment universe. Just as U.S. based companies invest globally to maximize opportunities, Janus Contrarian Fund invests globally in an attempt to build a well diversified portfolio of attractively valued companies with the best growth prospects. As long as we see favorable opportunities for international investments, as an investor in Janus Contrarian Fund, you should expect that these investments will continue to be an important part of the Fund's portfolio.

Stocks that Detracted from Performance

In addition to Liberty Global and Owens-Illinois, I would like to discuss one other stock that negatively impacted the Fund. St. Joe, which is the largest private landowner in Florida, suffered due to the impact of the Hurricanes and concern about a housing slowdown. I too am concerned about a housing slowdown, but St. Joe owns very valuable land and

Janus Core, Risk-Managed and Value Funds April 30, 2006 15

Janus Contrarian Fund (unaudited)

has demonstrated an expertise in the land entitlement process. Unlike a home builder that cannot sit on finished inventory indefinitely, St. Joe is under no pressure to sell its land in a depressed environment. We applaud management for thinking about long-term value creation at the expense of near-term earnings and we have taken advantage of the weak stock price by substantially increasing the size of our position.

Stocks that Contributed to Performance

Positive contributors to the Fund were broad-based across both industry and geography. International holdings such as the previously mentioned Indian companies; CapitaLand, a Singapore-based real estate company; SK, a Korean refiner; EMI Group, a UK-based music company; and Cemex, a Mexico-based global manufacturer of cement were important contributors. In addition, domestic holdings such as Advanced Micro Devices, Terex, E*Trade, JPMorgan Chase, J.C. Penney, and Vornado Realty Trust were important contributors to the performance of the Fund in the period.

Outlook

The market has continued its strength, despite historically high oil and commodity prices and 15 consecutive interest rate increases by the Federal Reserve. One of the reasons I don't try to predict the market is if I had known a year ago what I know today, I would have expected a very weak stock market; and I would have been wrong. It is my job and the job of our outstanding team of domestic and international analysts to find attractively valued companies irrespective of the direction of the market. While I would not suggest future performance is likely to be as strong as it has been for the past three years, I have tremendous confidence in the companies that make up the portfolio of Janus Contrarian Fund.

Thank you again for your continued investment in Janus Contrarian Fund.

Janus Contrarian Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	1.84%
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	1.82%
Tata Motors, Ltd. Auto manufacturer - India	1.81%
Tata Steel, Ltd. Steel company - India	1.67%
CapitaLand, Ltd. Residential and commercial properties operator - Singapore	1.29%

5 Largest Detractors from Performance – Holdings

Contribution
St. Joe Co. Real estate operating company - U.S.	(0.45%)
CA, Inc Standardized computer software producer - U.S.	(0.40%)
Liberty Global Inc. - Class C Broadband distribution and video programming services provider - U.S.	(0.28%)
Owens-Illinois, Inc. Plastic and glass packaging manufacturer - U.S.	(0.27%)
Kinder Morgan Management LLC Limited partner in Kinder Morgan Energy Partners - U.S.	(0.24%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	3.84%	12.67%	9.65%
Capital Goods	3.25%	9.27%	8.71%
Materials	3.19%	8.98%	3.01%
Semiconductors & Semiconductor Equipment	1.84%	3.50%	3.15%
Diversified Financials	1.75%	5.73%	8.08%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Consumer Durables & Apparel	(0.02%)	0.08%	1.31%
Pharmaceuticals & Biotechnology	0.00%	0.00%	7.88%
Food & Staples Retailing	0.00%	0.00%	2.38%
Commercial Services & Supplies	0.00%	0.00%	0.73%
Software & Services	0.09%	7.00%	5.44%

16 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
Liberty Global, Inc. - Class A Broadcast Services and Programming	5.2%
Ceridian Corp. Computer Services	4.6%
CA, Inc. Enterprise Software/Services	3.2%
St. Joe Co. Real Estate Operating/Development	3.0%
SK Corp. Oil Refining and Marketing	3.0%
19.0%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 23.7% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Core, Risk-Managed and Value Funds April 30, 2006 17

Janus Contrarian Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Contrarian Fund	20.53%	38.81%		10.68%		9.63%
S&P 500® Index	9.64%	15.42%		2.70%		0.93%
Lipper Quartile	N/A	1	st	1	st	1	st
Lipper Ranking - based on total return for Multi-Cap Core Funds	N/A**	3/834		11/421		29/332

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 29, 2000

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,205.30	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71

*Expenses are equal to the annualized expense ratio of 0.94% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Janus Core, Risk-Managed and Value Funds April 30, 2006

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 98.3%
Automotive - Cars and Light Trucks - 2.0%
3,842,727	Tata Motors, Ltd.**	$79,374,992
Broadcast Services and Programming - 6.3%
9,623,812	Liberty Global Inc. - Class A*,#	199,309,147
2,137,672	Liberty Global Inc. - Class C*,#	42,689,310
		241,998,457
Building - Mobile Home and Manufactured Homes - 0.6%
428,180	Thor Industries, Inc.	21,614,526
Building and Construction Products - Miscellaneous - 2.7%
3,293,190	Masco Corp.#	105,052,761
Building Products - Cement and Aggregate - 3.3%
1,194,608	Cemex S.A. de C.V. (ADR)#	80,659,932
17,643,412	Gujarat Ambuja Cements, Ltd.**	45,680,326
		126,340,258
Cable Television - 1.7%
2,101,530	EchoStar Communications Corp. - Class A*,#	64,937,277
Casino Hotels - 2.8%
398,450	Harrah's Entertainment, Inc.	32,529,458
980,990	Station Casinos, Inc.	75,614,709
		108,144,167
Commercial Banks - 5.2%
3,371,258	ICICI Bank, Ltd.*,**	43,308,276
2,370,000	ICICI Bank, Ltd. (ADR)**	65,009,100
4,704	Mitsubishi UFJ Financial Group, Inc.**	73,948,624
2,298	Mizuho Financial Group, Inc.**	19,596,522
		201,862,522
Computer Services - 4.6%
7,396,045	Ceridian Corp.*,£	179,206,170
Computers - 1.0%
554,619	Apple Computer, Inc.*	39,039,631
Containers - Metal and Glass - 2.0%
4,261,515	Owens-Illinois, Inc.*	77,900,494
Diversified Minerals - 1.1%
833,865	Companhia Vale do Rio Doce (ADR)	42,960,725
Diversified Operations - 2.6%
3,859,310	Tyco International, Ltd. (U.S. Shares)	101,692,819
E-Commerce/Services - 0.5%
627,833	IAC/InterActiveCorp*	18,125,539
Electric - Generation - 2.1%
31,741,070	Datang International Power Generation Company, Ltd.#	22,516,333
19,520,596	National Thermal Power Corporation, Ltd.**	59,040,021
		81,556,354
Electronic Components - Semiconductors - 0.9%
1,099,840	Advanced Micro Devices, Inc.*,**	35,579,824
Energy - Alternate Sources - 0.1%
5,536,912	Reliance Energy Ventures, Ltd.*,**	5,284,113
Enterprise Software/Services - 3.2%
4,937,010	CA, Inc.#	125,202,574
Finance - Investment Bankers/Brokers - 6.0%
3,677,091	E*TRADE Financial Corp.*	91,486,025
1,893,600	JP Morgan Chase & Co.	85,931,568
719,900	Merrill Lynch & Company, Inc.	54,899,574
		232,317,167

Shares or Principal Amount		Value
Finance - Mortgage Loan Banker - 0.7%
956,565	Housing Development Finance Corporation, Ltd.**	$27,688,189
Financial Guarantee Insurance - 1.7%
1,087,100	MBIA, Inc.*	64,823,773
Food - Dairy Products - 0.7%
727,060	Dean Foods Co.*	28,798,847
Food - Diversified - 0.8%
3,054,551	Cadbury Schweppes PLC**	30,301,538
Gas - Distribution - 0.1%
5,536,912	Reliance Natural Resources, Ltd.*,**	3,644,003
Independent Power Producer - 2.9%
990,965	NRG Energy, Inc.*	47,160,024
5,650,080	Reliant Energy, Inc.*,#	64,128,408
		111,288,432
Investment Companies - 2.7%
21,166,006	Macquarie Airports**	52,745,361
18,763,623	Macquarie Infrastructure Group**	50,892,809
		103,638,170
Leisure and Recreation Products - 1.9%
14,576,266	EMI Group PLC**	74,957,274
Machinery - Construction and Mining - 0.7%
332,325	Terex Corp.*	28,762,729
Machinery - Pumps - 0.5%
432,505	Graco, Inc.#	20,219,609
Medical - HMO - 2.5%
1,924,727	Coventry Health Care, Inc.*	95,601,190
Medical - Nursing Homes - 1.5%
1,289,465	Manor Care, Inc.#	56,543,040
Medical Instruments - 0.5%
861,780	Boston Scientific Corp.*	20,027,767
Metal Processors and Fabricators - 1.6%
6,440,835	Bharat Forge, Ltd.**	61,173,588
Oil Companies - Exploration and Production - 2.3%
1,080,000	Chesapeake Energy Corp.	34,214,400
1,010,070	Forest Oil Corp.*,#	36,938,260
817,449	Mariner Energy, Inc.*,#	15,899,383
		87,052,043
Oil Companies - Integrated - 1.3%
596,335	Suncor Energy, Inc. (U.S. Shares)	51,129,763
Oil Refining and Marketing - 5.6%
4,484,899	Reliance Industries, Ltd.**	100,775,381
1,574,550	SK Corp.**	115,854,294
		216,629,675
Paper and Related Products - 0.8%
10,315,353	Ballarpur Industries, Ltd.**,£	29,556,128
Pipelines - 2.3%
2,068,328	Kinder Morgan Management LLC*,#	88,503,755
Publishing - Periodicals - 0.6%
1,674,700	Playboy Enterprises, Inc. - Class B*,£	22,089,293
Real Estate Management/Services - 0.3%
526,000	Mitsubishi Estate Company, Ltd.**	11,502,569

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 19

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Real Estate Operating/Development - 5.8%
34,383,000	CapitaLand, Ltd.**	$106,570,118
2,084,920	St. Joe Co.#	117,089,108
		223,659,226
Recreational Vehicles - 0.5%
366,250	Polaris Industries, Inc.#	17,543,375
Reinsurance - 1.6%
20,958	Berkshire Hathaway, Inc. - Class B*	61,868,016
REIT - Diversified - 1.5%
623,650	Vornado Realty Trust	59,645,886
Retail - Major Department Stores - 1.5%
866,775	J.C. Penney Company, Inc.	56,739,092
Soap and Cleaning Preparations - 1.9%
2,041,293	Reckitt Benckiser PLC**	74,410,896
Steel - Producers - 2.5%
6,895,307	Tata Steel, Ltd.**	97,386,613
Telecommunication Services - 0.4%
2,386,456	Reliance Communication Ventures, Ltd.*,**	16,096,619
Television - 1.4%
5,644,742	British Sky Broadcasting Group PLC**	54,092,270
Transportation - Railroad - 0.5%
307,500	All America Latina Logistica (GDR)	19,482,954
Total Common Stock (cost $2,660,425,156)		3,803,046,692
Corporate Bonds - 0%
Retail - Discount - 0%
$ 16,925,000 Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06º,ß,ºº	(cost $7,900,645)	0
Other Securities - 6.3%
242,921,745	State Street Navigator Securities Lending Prime Portfolio† (cost $242,921,745)	242,921,745
Time Deposit - 0.9%
$33,400,000	ING Financial, ETD 4.86%, 5/1/06 (cost $33,400,000)	33,400,000
Total Investments (total cost $2,944,647,546) – 105.5%		4,079,368,437
Liabilities, net of Cash, Receivables and Other Assets – (5.5)%**		(214,183,336)
Net Assets – 100%		$3,865,185,101

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$103,638,170	2.5%
Bermuda	101,692,819	2.5%
Brazil	62,443,679	1.5%
Canada	51,129,763	1.3%
China	22,516,333	0.6%
India	634,017,349	15.5%
Japan	105,047,715	2.6%
Mexico	80,659,932	2.0%
Singapore	106,570,118	2.6%
South Korea	115,854,294	2.8%
United Kingdom	233,761,978	5.7%
United States††	2,462,036,287	60.4%
Total	$4,079,368,437	100.0%

††Includes Short-Term Securities and Other Securities (53.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Australian Dollar 8/24/06	131,400,000	$99,585,631	$(2,388,871)
British Pound 6/28/06	11,100,000	20,255,437	(404,752)
British Pound 8/10/06	15,000,000	27,391,487	(1,327,337)
British Pound 10/19/06	96,100,000	175,687,721	(3,658,150)
Indian Rupee 8/24/06	2,000,000,000	44,386,687	241,228
Japanese Yen 8/24/06	11,511,000,000	102,802,038	(2,667,455)
Singapore Dollar 8/24/06	155,300,000	98,808,808	(2,451,929)
South Korean Won 8/10/06	12,450,000,000	13,253,422	(496,621)
South Korean Won 10/19/06	57,330,000,000	61,166,354	(322,629)
Total		$643,337,585	$(13,476,516)

Value
Schedule of Written Options - Calls
Advanced Micro Devices, Inc. expires July 2006 10,000 contracts exercise price $40.00	$450,000
Schedule of Written Options - Puts
Advanced Micro Devices, Inc. expires July 2006 10,000 contracts exercise price $30.00	$1,400,000
Total Options Written
20,000 contracts (Premiums received $2,782,113)	$1,850,000

See Notes to Schedules of Investments and Financial Statements.

20 Janus Core, Risk-Managed and Value Funds April 30, 2006

Janus Core Equity Fund (unaudited)

Ticker: JAEIX

Fund Snapshot

This conservative growth fund from Janus relies on detailed research to drive its fundamental approach to investing in core holdings and opportunistic companies.

Minyoung Sohn

portfolio manager

Stocks started the year on a promising note, with the S&P 500® Index advancing nearly 3% in January in anticipation that the Federal Reserve (Fed) would soon stop raising interest rates. To the market's chagrin, on January 31, outgoing Fed Chairman Alan Greenspan raised the Federal Funds rate for the thirteenth consecutive time to 4.50%. The market retreated on the rate hike but then drifted higher despite new Fed Chairman Ben Bernanke making it fourteen in a row on March 28 by raising Fed Funds to 4.75% on the continued strength of the economy. I am carefully watching the yield on the 10-year Treasury note, which has risen sharply to 5% after trading in a band around 4.5% for most of last year. Interest rates matter because they impact the value of stocks through the discounting mechanism, and in the real world, higher rates impact business and consumer spending. Despite rising rates and a flattening yield curve, the economy remains strong and generally corporations are in great shape, recording record profits and free cash flow and sitting on their strongest balance sheets in years. So what's to worry about?

As argued articulately by Stephen Roach, Chief Economist of Morgan Stanley, despite the benefits of globalization, it is also sustaining the unsustainable – a large and persistent fiscal deficit and a growing trade deficit which is increasingly financed by savings overseas. For now, foreigners seem content to finance our twin deficits and longer-term interest rates remain low as a result. Despite these concerns, I believe that stocks are attractively valued and I am confident that our bottom-up stock picking approach is the right one.

Performance Overview

I am pleased to report that your Fund delivered strong results on both an absolute and relative basis. For the six months ended April 30, 2006, Janus Core Equity Fund returned 15.15% and exceeded its benchmark, the S&P 500® Index, which returned 9.64%.

	One Year		Three Years		Five Years		Since Inception (6/96)
Lipper Quartile	1	st	1	st	1	st	1	st
(Rank as of 4/30/06 based on total return for Lipper Large-Cap Core Funds)	(9	out of 864)	(20	out of 746)	(16	out of 618)	(3	out of 248)

It has been one year since I stepped in for Karen Reidy to serve as the portfolio manager for your Fund. As I wrote in my first letter following the transition, expect to see continuity in the philosophy and strategy as we strive to deliver top-quartile returns in the years ahead.

Investment Philosophy and Strategy – How Stocks Are Selected

My strategy is to deliver superior risk-adjusted returns versus the S&P 500® Index benchmark in a conservative growth strategy. A primary difference between Janus Core Equity Fund and Janus Growth and Income Fund, the other retail fund I manage, is that Janus Core Equity Fund does not have an income requirement. As such, the Fund will be invested predominantly in stocks seeking capital appreciation. My investment strategy is built on the combination of in-depth grassroots research and rigorous quantitative analysis. Our research process begins by identifying companies with sustainable competitive advantages in product manufacturing, product distribution, or research and development. Our analysts devote much of their time and energy in the field – interviewing suppliers, competitors and partners – to develop deep knowledge of the industry ecosystem. After assessing the qualitative characteristics, we look at the financial metrics in detail to identify companies poised to deliver improving margins, returns on invested capital and free cash flow. This involves a careful review of the balance sheet and cash flow statement and understanding how they interconnect with the income statement. Our company analysis is not complete until we test the valuation of the stock against a variety of market scenarios using discounted cash flow analysis, and after assigning probabilities to each outcome, we finally derive a price target for the stock.

Advanced Micro Devices and Suncor Energy Continue to Drive Performance

Advanced Micro Devices (AMD) is in the process of changing its profit share of the microprocessor duopoly. Historically, Intel has dominated this industry with over 80% unit share and nearly all of the industry profits and cash flow. After playing second fiddle to Intel for thirty years, AMD is mounting a credible challenge on the strength of its widely acclaimed 64-bit architecture. The traditional AMD value proposition of price-to-performance has been strengthened by customers' increasing focus on power efficiency, and AMD's Opteron server product has demonstrated superiority across

Janus Core, Risk-Managed and Value Funds April 30, 2006 21

Janus Core Equity Fund (unaudited)

these three dimensions. Leadership in the server market is significant because it allows the company to better maintain price (and therefore margin) integrity across its product lineup by defusing Intel's ability to use high-margin products (server and notebook) to subsidize price cuts, which would negatively impact AMD disproportionately.

Suncor is a leveraged play on the long-term price of oil.(1) We remain bullish on oil due to our analysis of long-term supply and demand. Our research suggests that non-OPEC supply will peak in 2009 or 2010 and that OPEC will struggle to increase output meaningfully enough to the meet world's demand growth. This will create a situation where the market must price out demand – this equilibrium price is clearly well above the $70 price we see today. I believe that relative to its intrinsic value, the market is discounting a long term price of oil between $45 and $50 per barrel. I believe there is considerable upside to Suncor's current share price as the market begins to believe in the persistency of higher oil prices and begins to discount this into the share price calculation.

In addition to the standalone case for owning Suncor, I believe that Suncor is a highly attractive acquisition target for the major integrated oil companies, as well as foreign government oil enterprises. The oil sands pose no exploration risk and the development cost, though large, is one which is relatively fixed and could potentially be lowered with technological advances. As it is becoming increasingly difficult to locate and develop conventional oil resources, I believe the fixed cost structure of the abundant oil sands should look increasingly attractive to the majors. Moreover, as the majors are forced to follow the oil into politically unstable regions such as West Africa and the former Soviet Union, the relative stability of Canada should make these assets even more compelling, in my opinion.

Yahoo! and Aetna Were Large Detractors in the Period

Our holding in Yahoo! was a large negative contributor in the period, with shares declining 11% due to concerns about the company's long-term growth rate, as well as its competitive positioning versus Google. The traditional media industry is facing formidable secular challenges as content digitalization and the emergence of new distribution channels are driving increased audience fragmentation and declining audiences in general. Yahoo! is a leading company in the rapidly growing online advertising industry. Due to its large and growing user base, we believe Yahoo! is well positioned to benefit from this trend through multiple revenue streams in branded advertising, sponsored search and premium subscription services. I consequently held the position.

Aetna's shares came under pressure after the company released its earnings results for the 1st quarter of 2006. Although Aetna reported results above expectations, the medical loss ratio spiked to 80% versus expectations of 78%. This sparked concern that the company inadequately priced its book of business against medical cost trends. And unlike past quarters, Aetna did not report a favorable reserve adjustment. Shares fell so much that day (25%) that the company held a second conference call to explain that changes in the mix of business drove higher ratios, as opposed to changes in the cost trend itself. Despite the noise, we believe that underlying medical cost trends are decelerating in line with our expectations and faster than commercial pricing. Our analyst, Ted Shannon, maintains a deep pool of industry contacts which gives us valuable insight into industry trends and supports our investment thesis. Costs are decelerating with the growing adoption of consumer-driven health plans and we believe could decelerate further next year with the recalibration of government reimbursements. We also believe that while the industry remains competitive, there are no meaningful changes to the overall pricing environment. I recognize that it may take time for management to regain credibility and for the shares to make up lost ground, but I have held the position. Another reason we have liked Aetna is that the company has carried an under-levered balance sheet relative to other health plans such as UNH and Coventry Health Care. The current share price weakness is an excellent opportunity for the company to step up and aggressively buy back shares.

Closing Comments

In my opinion, the real challenge to rising interest rates in this market environment (I have recently seen certificates of deposit paying 4.5%) is providing you with attractive risk-adjusted returns (after expenses) and earning our keep in your investment portfolio. I welcome this challenge, as I am supported by a talented analyst pool. To achieve this, I am holding firm to my strategy of picking stocks one at a time and staying close to the best ideas generated by the Janus research team. Over 80% of the Fund is invested in stocks internally rated by the Janus investment team as "buy" or "strong buy."

Finally, I want you to know that a substantial portion of my discretionary investment dollars is invested along side you in this Fund. I believe that adhering to a disciplined buying and selling approach will continue to reward us over time. I promise to you my utmost effort in the quarters and years ahead.

Thank you for your continued investment.

(1) The Canadian oil sands basin near Fort McMurray, Alberta, is one of the world's largest hydrocarbon resources with over 175 billion oil-equivalent barrels. The Suncor resource base today covers 12 billion barrels of bitumen – enough to produce 10 billion barrels of oil. Although many companies have some exposure to this resource, Suncor is the only large pure play on the oil sands.

22 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

Janus Core Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	2.04%
Suncor Energy, Inc. Energy company - Canada	1.36%
JP Morgan Chase & Co. Global financial services company - U.S.	0.90%
Komatsu, Ltd. Construction and mining machinery manufacturer - U.S.	0.73%
Celgene Corp. Biopharmaceutical company - U.S.	0.73%

5 Largest Detractors from Performance – Holdings

Contribution
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.43%)
Yahoo!, Inc. Global Internet media company - U.S.	(0.38%)
Tiffany & Co. Jewelry and specialty retail store operator - U.S.	(0.22%)
Fannie Mae Guaranteed mortgage-backed securities issuer/seller - U.S.	(0.21%)
Microsoft Corp. Software products company - U.S.	(0.18%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	4.12%	16.70%	9.65%
Semiconductors & Semiconductor Equipment	3.15%	10.25%	3.15%
Capital Goods	2.04%	8.97%	8.71%
Diversified Financials	2.00%	10.32%	8.08%
Pharmaceuticals & Biotechnology	1.46%	11.01%	7.88%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(0.61%)	5.24%	5.17%
Banks	(0.21%)	1.35%	7.48%
Food & Staples Retailing	(0.10%)	0.93%	2.38%
Other*	0.00%	0.01%	0.00%
Utilities	0.00%	0.00%	3.30%

* Industry not classified by Global Industry Classification Standard.

Janus Core, Risk-Managed and Value Funds April 30, 2006 23

Janus Core Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
General Electric Co. Diversified Operations	4.0%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	3.9%
Advanced Micro Devices, Inc. Electronic Components - Semiconductors	3.7%
Citigroup, Inc. Finance - Investment Bankers/Brokers	3.5%
Merrill Lynch & Company, Inc. Finance - Investment Bankers/Brokers	3.4%
18.5%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 3.5% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

24 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Core Equity Fund	15.15%	31.00%		5.74%		13.43%
S&P 500® Index	9.64%	15.42%		2.70%		8.77%
Lipper Quartile	N/A	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Core Funds	N/A**	9/864		16/618		3/248

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – June 28, 1996

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,151.50	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

*Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Core, Risk-Managed and Value Funds April 30, 2006 25

Janus Core Equity Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 96.1%
Aerospace and Defense - 3.2%
275,025	Boeing Co.	$22,950,836
145,525	Lockheed Martin Corp.	11,045,348
		33,996,184
Agricultural Operations - 2.0%
575,005	Archer-Daniels-Midland Co.	20,895,682
Applications Software - 2.5%
1,090,480	Microsoft Corp.	26,335,092
Beverages - Non-Alcoholic - 1.5%
271,850	PepsiCo, Inc.	15,832,544
Casino Hotels - 2.1%
279,795	Harrah's Entertainment, Inc.	22,842,464
Computers - 0.9%
360,825	Dell, Inc.*	9,453,615
Cosmetics and Toiletries - 2.1%
390,770	Procter & Gamble Co.	22,746,722
Diversified Operations - 4.0%
1,241,565	General Electric Co.	42,945,733
Electronic Components - Semiconductors - 6.8%
1,210,345	Advanced Micro Devices, Inc.*	39,154,661
17,870	Samsung Electronics Company, Ltd.	12,201,315
598,820	Texas Instruments, Inc.#	20,785,042
		72,141,018
Electronic Forms - 2.1%
558,735	Adobe Systems, Inc.*	21,902,412
Enterprise Software/Services - 3.4%
1,778,765	Oracle Corp.*	25,952,181
199,435	SAP A.G. (ADR)**	10,895,134
		36,847,315
Entertainment Software - 1.3%
253,490	Electronic Arts, Inc.*	14,398,232
Finance - Credit Card - 1.1%
224,375	American Express Co.	12,073,619
Finance - Investment Bankers/Brokers - 10.7%
744,865	Citigroup, Inc.	37,206,006
925,175	JP Morgan Chase & Co.	41,984,441
471,135	Merrill Lynch & Company, Inc.	35,928,755
		115,119,202
Finance - Mortgage Loan Banker - 2.3%
482,990	Fannie Mae	24,439,294
Food - Canned - 0.6%
240,175	TreeHouse Foods, Inc.*	6,292,585
Food - Dairy Products - 1.9%
505,465	Dean Foods Co.*	20,021,469
Food - Retail - 0.8%
134,130	Whole Foods Market, Inc.	8,232,899
Hotels and Motels - 0.5%
95,790	Four Seasons Hotels, Inc.	5,174,576
Medical - Biomedical and Genetic - 1.1%
273,110	Celgene Corp.*	11,514,318
Medical - Drugs - 6.3%
94,770	Forest Laboratories, Inc.*	3,826,813
853,420	Merck & Company, Inc.	29,374,716

Shares or Principal Amount		Value
Medical - Drugs - (continued)
176,180	Roche Holding A.G.	$27,090,410
76,571	Sanofi-Aventis**,#	7,221,036
		67,512,975
Medical - HMO - 4.3%
705,200	Aetna, Inc.	27,150,200
382,910	Coventry Health Care, Inc.*	19,019,140
		46,169,340
Medical Instruments - 1.4%
638,005	Boston Scientific Corp.*,#	14,827,236
Networking Products - 0.7%
345,700	Cisco Systems, Inc.*	7,242,415
Oil - Field Services - 1.0%
142,695	Halliburton Co.	11,151,614
Oil Companies - Exploration and Production - 2.8%
190,295	Apache Corp.	13,518,557
338,120	EnCana Corp. (U.S. Shares)#	16,922,906
		30,441,463
Oil Companies - Integrated - 10.4%
200,945	Amerada Hess Corp.	28,789,390
154,805	ConocoPhillips	10,356,455
515,145	Exxon Mobil Corp.	32,495,346
136,595	Marathon Oil Corp.	10,840,179
351,641	Suncor Energy, Inc.	30,111,452
		112,592,822
Oil Refining and Marketing - 2.9%
475,214	Valero Energy Corp.	30,765,354
Retail - Consumer Electronics - 0.7%
123,847	Best Buy Company, Inc.	7,017,171
Retail - Jewelry - 1.4%
418,450	Tiffany & Co.#	14,599,721
Retail - Regional Department Stores - 2.2%
298,085	Federated Department Stores, Inc.	23,205,917
Semiconductor Components/Integrated Circuits - 1.0%
106,180	Linear Technology Corp.#	3,769,390
201,315	Maxim Integrated Products, Inc.	7,098,367
		10,867,757
Steel - Producers - 1.6%
1,211,466	Tata Steel, Ltd.	17,110,271
Therapeutics - 1.3%
106,235	Gilead Sciences, Inc.*	6,108,513
128,835	Neurocrine Biosciences, Inc.*	7,389,975
		13,498,488
Transportation - Railroad - 4.0%
471,424	Canadian National Railway Co. (U.S. Shares)	21,171,652
232,810	Union Pacific Corp.	21,234,600
		42,406,252
Transportation - Services - 0.6%
55,115	FedEx Corp.	6,345,390
Web Portals/Internet Service Providers - 2.1%
694,795	Yahoo!, Inc.*	22,775,380
Wireless Equipment - 0.5%
237,915	Nokia Oyj (ADR)**	5,391,154
Total Common Stock (cost $850,857,092)		1,027,125,695

See Notes to Schedules of Investments and Financial Statements.

26 Janus Core, Risk-Managed and Value Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Preferred Stock - 0.8%
Electronic Components - Semiconductors - 0.8%
15,280	Samsung Electronics Company, Ltd. (cost $5,713,600)	$8,278,287
Other Securities - 4.6%
48,689,478	State Street Navigator Securities Lending Prime Portfolio† (cost $48,689,478)	48,689,478
Short-Term U.S. Government Agencies - 0.9%
$10,000,000	Fannie Mae, 4.53%, 5/1/06# (amortized cost $10,000,000)	10,000,000
Time Deposit - 1.7%
18,000,000	ING Financial, ETD, 4.86%, 5/1/06 (cost $18,000,000)	18,000,000
Total Investments (total cost $933,260,170) – 104.1%		1,112,093,460
Liabilities, net of Cash, Receivables and Other Assets – (4.1)%		(43,778,331)
Net Assets – 100%		$1,068,315,129

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$73,380,586	6.6%
Finland	5,391,154	0.5%
France	7,221,036	0.6%
Germany	10,895,134	1.0%
India	17,110,271	1.5%
South Korea	20,479,602	1.8%
Switzerland	27,090,410	2.4%
United States††	950,525,267	85.6%
Total	$1,112,093,460	100.0%

††Includes Short-Term Securities and Other Securities (78.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 6/28/06	5,545,000	$7,021,995	$(159,725)
Total		$7,021,995	$(159,725)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 27

Janus Growth and Income Fund (unaudited)

Ticker: JAGIX

Fund Snapshot

This conservative growth fund from Janus combines core holdings and opportunistic companies with income-oriented securities, seeking to deliver consistent returns through all types of market conditions.

Minyoung Sohn

portfolio manager

Stocks started the year on a promising note, with the S&P 500® Index advancing nearly 3% in January in anticipation that the Federal Reserve (Fed) would soon stop raising interest rates. To the market's chagrin, on January 31, outgoing Fed Chairman Alan Greenspan raised the Federal Funds rate for the thirteenth consecutive time to 4.50%. The market retreated on the rate hike but then drifted higher despite new Fed Chairman Ben Bernanke making it fourteen in a row on March 28 by raising Fed Funds to 4.75% on the continued strength of the economy. I am carefully watching the yield on the 10-year Treasury note, which has risen sharply to slightly over 5% after trading in a band around 4.5% for most of last year. Interest rates matter because they impact the value of stocks through the discounting mechanism, and in the real world, higher rates impact business and consumer spending. Despite rising rates and a flattening yield curve, the economy remains strong and generally corporations are in great shape, recording record profits and free cash flow and sitting on their strongest balance sheets in years. So what's to worry about?

As argued articulately by Stephen Roach, Chief Economist of Morgan Stanley, despite the benefits of globalization, it is also sustaining the unsustainable – a large and persistent fiscal deficit and a growing trade deficit which is increasingly financed by savings overseas. For now, foreigners seem content to finance our twin deficits and longer-term interest rates remain low as a result.(1) Despite these concerns, I believe that stocks are attractively valued and I am confident that our bottom-up stock picking approach is the right one.

Performance Overview

I am pleased to report that your Fund delivered strong results on both an absolute and relative basis. For the six months ended April 30, 2006, Janus Growth and Income Fund returned 13.79% and exceeded both its primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, which returned 9.64% and 7.06%, respectively.

Investment Philosophy and Strategy

My strategy is to deliver superior risk-adjusted returns versus the S&P 500® Index benchmark in a conservative growth strategy. The Fund is managed for shareholders in pursuit of longer-term financial objectives such as building a retirement nest egg, buying a home or funding a college education – investors who want long-term exposure to the equity market while taking on potentially less risk than a typical large-cap growth fund. What do I mean by "conservative"? A traditional definition of this term implies looking at the price volatility of the Fund, or its beta, relative to a benchmark. I have a broader view where the spirit of conservatism is captured in the Fund's portfolio construction process. I attempt to control risk by monitoring the concentration of the Fund(2) and by limiting the maximum position size to approximately 6%. And while I employ a bottom-up approach to picking stocks, I will keep an eye on the sector weightings relative to the benchmark.

My investment philosophy is steadfast. I prefer companies that generate (or have the potential to generate) considerable free cash flow. Approximately 60-75% of the Fund is invested in companies which I believe have sustainable competitive advantages in one or more of the following competencies: product manufacturing, product distribution, or research and development. I believe that these companies will generate superior returns on invested capital and outperform their peer groups over time. The balance of the Fund is invested in various special situations opportunities, which include changes to capital allocation (for example, restructuring of the business portfolio, or changes to dividend policy or share repurchase) or product specific catalysts.

What Has Changed

I seek to deliver an income yield comparable to other growth and income funds. Last year, I stated that I was interested in boosting the income from the Fund. After a year of study, I am now convinced that tapping the equity derivative market is the most compelling way to generate income for the Fund. I am primarily using covered call strategies(3) executed through broker-issued "structured notes."(4) The average income yield on the structured note portfolio for the period is approximately 15% on an annualized basis. Although the structured note allocation is only approximately 10% of assets, it generated nearly 200 basis points in income return compared to approximately 110 basis points from the entire rest of the Fund. Over time, I would like to ramp this allocation to 15% of the Fund. Therefore, although the Fund may see an increase in the dividend yield this year, the upside potential for income exists as well.

28 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

Advanced Micro Devices and Suncor Energy Continue to Drive Performance

Advanced Micro Devices (AMD) is in the process of changing its profit share of the microprocessor duopoly. Historically, Intel has dominated this industry with over 80% unit share and nearly all of the industry profits and cash flow. After playing second fiddle to Intel for thirty years, AMD is mounting a credible challenge on the strength of its widely acclaimed 64-bit architecture. The traditional AMD value proposition of price-to-performance has been strengthened by customers' increasing focus on power efficiency, and AMD's Opteron server product has demonstrated superiority across these three dimensions. Leadership in the server market is significant because it allows the company to better maintain price (and therefore margin) integrity across its product lineup by defusing Intel's ability to use high-margin products (server and notebook) to subsidize price cuts, which would negatively impact AMD disproportionately.

Suncor is a leveraged play on the long-term price of oil.(5) We remain bullish on oil due to our analysis of long-term supply and demand. Our research suggests that non-OPEC supply will peak in 2009 or 2010 and that OPEC will struggle to increase output meaningfully enough to meet the world's demand growth. This will create a situation where the market must price out demand – this equilibrium price is clearly well above the $70 price we see today. I believe that relative to its intrinsic value, the market is discounting a long-term price of oil between $45 and $50 per barrel. I believe there is considerable upside to Suncor's current share price as the market begins to believe in the persistency of higher oil prices and begins to discount this into its share price calculation.

In addition to the standalone case for owning Suncor, I believe that Suncor is a highly attractive acquisition target for the major integrated oil companies, as well as foreign government oil enterprises. The oil sands pose no exploration risk and the development cost, though large, is one which is relatively fixed and could potentially be lowered with technological advances. As it is becoming increasingly difficult to locate and develop conventional oil resources, I believe the fixed cost structure of the abundant oil sands should look increasingly attractive to the majors. Moreover, as the majors are forced to follow the oil into politically unstable regions such as West Africa and the former Soviet Union, the relative stability of Canada should make these assets even more compelling, in my opinion.

Our Healthcare Service Holdings – UnitedHealth Group and Aetna – Were Negative Performers

UnitedHealth (UNH) and Aetna have been among the Fund's largest contributors over the past few years, but both stocks struggled this period. UNH was hit hard on negative sentiment around the timing of stock option awards for its top executives.(6) Although it is too early to know how this will unfold, the potential worst case outcome is that visionary CEO Bill McGuire will be forced to step down. We have done a lot of digging through past proxies, and for now, we are assuming that these grants were legal despite the ugly picture. At this juncture, it is important to take a step back and review the primary investment merits of owning UNH. Our research tells us that customers choose UNH for its history of production innovation, its strong national network and the company's ability to help them control medical costs. We have also had the privilege to meet many of the company's top managers, and I take comfort in knowing that UNH boasts a deep bench of talent across its major business segments. I have held the position because I believe that the business is far more resilient than the current stock weakness would imply.

Although Aetna outperformed UNH for most of this period, its shares came under pressure after the company released its earnings results for the 1st quarter of 2006. Although Aetna reported results above expectations, the medical loss ratio spiked to 80% versus expectations of 78%. This sparked concern that the company inadequately priced its book of business against medical cost trends. And unlike past quarters, Aetna did not report a favorable reserve adjustment. Shares fell so much that day (25%) that the company held a second conference call to explain that changes in the mix of business drove higher ratios, as opposed to changes in the cost trend itself. Despite the noise, we believe that underlying medical cost trends are decelerating in line with our expectations and faster than commercial pricing. Our analyst, Ted Shannon, maintains a deep pool of industry contacts which gives us valuable insight into industry trends and supports our investment thesis. Costs are decelerating with the growing adoption of consumer-driven health plans and we believe could decelerate further next year with the recalibration of government reimbursements. We also believe that while the industry remains competitive, there are no meaningful changes to the overall pricing environment. I recognize that it may take time for management to regain credibility and for the shares to make up lost ground, but I have held the position. Another reason we have liked Aetna is that the company has carried an under-levered balance sheet relative to other health plans such as UNH and Coventry Health Care, another Fund holding. The current share price weakness is an excellent opportunity for the company to step up and aggressively buy back shares.

Closing Comments

In my opinion, the real challenge to rising interest rates in this market environment (I have recently seen certificates of deposit paying 4.5%) is providing you with attractive

Janus Core, Risk-Managed and Value Funds April 30, 2006 29

Janus Growth and Income Fund (unaudited)

risk-adjusted returns (after expenses) and earning our keep in your investment portfolio. I welcome this challenge, as I am supported by a talented analyst pool. To achieve this, I am holding firm to my strategy of picking stocks one at a time and staying close to the best ideas generated by the Janus research team. Over 80% of the Fund is invested in stocks internally rated by the Janus investment team as "buy" or "strong buy."

Finally, I want you to know that a substantial portion of my discretionary investment dollars is invested along side you in this Fund. I believe that adhering to a disciplined buying and selling approach will continue to reward us over time. I promise to you my utmost effort in the quarters and years ahead.

Thank you for your continued investment.

(1) In a recent note, "World on the Mend," May 1, 2006, Mr. Roach wrote, "I am feeling better about the prognosis for the world economy for the first time in ages," noting that world's central banks are taking steps to carefully address these imbalances.

(2) To put some numbers around this statement: The top 10 positions are expected to comprise approximately 30% of the assets and the top 20 positions are expected to be approximately 50-55% of assets.

(3) A covered call transaction is one where the investor sells a call option against an underlying stock position. Covered call strategies may be viewed as one of the most conservative ways to have equity market exposure and have historically worked best in a period of moderate price appreciation.

(4) I use the term "structured note" as a generic reference to the Fund's equity derivative activities. These notes are characterized as fixed-income securities issued on the broker's medium-term note program with an equity price rider linked to the performance of the underlying stock or basket of stocks. The premium earned by selling the call option (or other derivative) is paid in the form of a monthly or quarterly coupon.

(5) The Canadian oil sands basin near Fort McMurray, Alberta, is one of the world's largest hydrocarbon resources with over 175 billion oil-equivalent barrels. The Suncor resource base today covers 12 billion barrels of bitumen – enough to produce 10 billion barrels of oil. Although many companies have some exposure to this resource, Suncor is the only large pure play on the oil sands.

(6) For background information, see the Wall Street Journal story "UnitedHealth Option Grants Raise Questions," on April 17, 2006, page C1.

Janus Growth and Income Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Advanced Micro Devices, Inc. Integrated circuits provider - U.S.	2.07%
Suncor Energy, Inc. Energy company - Canada	2.02%
Samsung Electronics Company, Ltd. Diversified electronics company - Korea	0.64%
Petro-Canada Oil and gas company - Canada	0.59%
Exxon Mobil Corp. Petroleum and petrochemical business operator - U.S.	0.58%

5 Largest Detractors from Performance – Holdings

Contribution
UnitedHealth Group, Inc. Organized health systems company - U.S.	(0.56%)
Aetna, Inc. Healthcare and related benefits provider - U.S.	(0.31%)
Yahoo!, Inc. Global Internet media company - U.S.	(0.27%)
Tiffany & Co. Jewelry and specialty retail store operator - U.S.	(0.22%)
Caremark Rx, Inc. Provider of pharmacy benefit management services - U.S.	(0.20%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	4.48%	17.62%	9.65%
Semiconductors & Semiconductor Equipment	4.24%	14.70%	3.15%
Capital Goods	1.68%	8.32%	8.71%
Technology Hardware & Equipment	1.10%	5.53%	7.04%
Consumer Services	0.94%	2.49%	1.65%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Healthcare Equipment & Services	(1.01%)	7.90%	5.17%
Software & Services	(0.06%)	9.02%	5.44%
Other*	(0.01%)	0.01%	0.00%
Real Estate	0.00%	0.00%	0.79%
Food & Staples Retailing	0.00%	0.00%	2.38%

* Industry not classified by Global Industry Classification Standard.

30 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
Advanced Micro Devices, Inc. Electronic Components - Semiconductors	4.4%
Exxon Mobil Corp. Oil Companies - Integrated	3.6%
General Electric Co. Diversified Operations	3.4%
Suncor Energy, Inc. Oil Companies - Integrated	3.3%
EnCana Corp. (U.S. Shares) Oil Companies - Exploration and Production	2.6%
17.3%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 7.1% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Core, Risk-Managed and Value Funds April 30, 2006 31

Janus Growth and Income Fund (unaudited)

Performance

  Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Growth and Income Fund	13.79%	25.82%		3.44%		12.02%		13.80%
S&P 500® Index	9.64%	15.42%		2.70%		8.94%		11.05%
Russell 1000® Growth Index	7.06%	15.18%		(0.76)%		6.21%		9.05%
Lipper Quartile	N/A	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for Large-Cap Core Funds	N/A**	35/864		90/618		5/240		5/96

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 15, 1991

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,137.90	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

*Expenses are equal to the annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32 Janus Core, Risk-Managed and Value Funds April 30, 2006

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 87.5%
Advertising Sales - 1.1%
1,373,175	Lamar Advertising Co.*	$75,510,893
Aerospace and Defense - 1.7%
1,464,225	Boeing Co.	122,189,576
Agricultural Operations - 0.9%
1,831,105	Archer-Daniels-Midland Co.#	66,542,356
Applications Software - 2.0%
5,879,577	Microsoft Corp.#	141,991,785
Beverages - Non-Alcoholic - 1.8%
2,201,353	PepsiCo, Inc.	128,206,799
Building - Residential and Commercial - 0.7%
64,885	NVR, Inc.*,#	48,988,175
Casino Hotels - 1.0%
914,115	Harrah's Entertainment, Inc.#	74,628,349
Computers - 2.3%
2,838,380	Dell, Inc.*,#	74,365,556
2,703,765	Hewlett-Packard Co.	87,791,250
		162,156,806
Computers - Memory Devices - 1.0%
5,550,900	EMC Corp.*	74,992,659
Cosmetics and Toiletries - 2.3%
2,826,515	Procter & Gamble Co.	164,531,438
Dental Supplies and Equipment - 0.4%
3,135,720	Align Technology, Inc.*,£	27,562,979
Diversified Operations - 4.1%
6,974,606	General Electric Co.	241,251,622
23,101,000	Melco International Development, Ltd.	51,992,371
		293,243,993
Electric - Generation - 0.2%
915,305	AES Corp.*,#	15,532,726
Electronic Components - Semiconductors - 9.7%
9,723,760	Advanced Micro Devices, Inc.*,#	314,563,635
1,563,796	NVIDIA Corp.*,#	45,694,119
116,483	Samsung Electronics Company, Ltd.	79,532,498
421,111	Samsung Electronics Company, Ltd. (GDR)	143,598,850
1,964,730	Spansion, Inc. - Class A*,#	33,636,178
2,252,018	Texas Instruments, Inc.#	78,167,545
		695,192,825
Electronic Forms - 0.5%
917,615	Adobe Systems, Inc.*,#	35,970,508
Enterprise Software/Services - 1.9%
9,416,645	Oracle Corp.*	137,388,851
Entertainment Software - 1.4%
1,828,172	Electronic Arts, Inc.*,#	103,840,170
Finance - Investment Bankers/Brokers - 4.5%
3,564,140	Citigroup, Inc.	178,028,793
3,222,795	JP Morgan Chase & Co.	146,250,437
		324,279,230
Finance - Mortgage Loan Banker - 1.8%
2,563,115	Fannie Mae	129,693,619
Food - Canned - 0.4%
1,140,238	TreeHouse Foods, Inc.*	29,874,236

Shares or Principal Amount		Value
Food - Dairy Products - 1.3%
2,330,900	Dean Foods Co.*	$92,326,949
Hotels and Motels - 0.7%
880,500	Four Seasons Hotels, Inc.	47,564,610
Industrial Automation and Robotics - 1.4%
1,398,900	Rockwell Automation, Inc.#	101,364,294
Medical - Drugs - 3.6%
1,048,102	Roche Holding A.G.**	161,161,951
1,054,610	Sanofi-Aventis**,#	99,455,109
		260,617,060
Medical - HMO - 4.9%
2,986,700	Aetna, Inc.#	114,987,950
1,104,285	Coventry Health Care, Inc.*	54,849,836
3,709,146	UnitedHealth Group, Inc.	184,492,922
		354,330,708
Networking Products - 1.3%
4,465,025	Cisco Systems, Inc.*,#	93,542,274
Oil - Field Services - 1.1%
1,016,525	Halliburton Co.#	79,441,429
Oil Companies - Exploration and Production - 3.2%
548,485	Apache Corp.#	38,964,374
3,786,814	EnCana Corp. (U.S. Shares)#	189,530,041
		228,494,415
Oil Companies - Integrated - 9.6%
617,060	Amerada Hess Corp.#	88,406,186
4,101,685	Exxon Mobil Corp.	258,734,289
2,186,148	Petro-Canada	107,542,722
2,753,449	Suncor Energy, Inc.	235,781,232
		690,464,429
Oil Refining and Marketing - 1.7%
1,831,660	Valero Energy Corp.	118,581,668
Pharmacy Services - 1.0%
1,576,120	Caremark Rx, Inc.	71,792,266
Retail - Consumer Electronics - 0.6%
821,762	Best Buy Company, Inc.	46,561,035
Retail - Jewelry - 1.2%
2,361,380	Tiffany & Co.#	82,388,548
Retail - Pet Food and Supplies - 1.0%
2,485,120	PETsMART, Inc.#	68,738,419
Semiconductor Components/Integrated Circuits - 1.6%
1,640,435	Linear Technology Corp.#	58,235,443
1,652,165	Maxim Integrated Products, Inc.#	58,255,337
		116,490,780
Shipbuilding - 0.9%
2,228,130	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	65,081,617
Steel - Producers - 1.7%
8,387,246	Tata Steel, Ltd.	118,458,175
Super-Regional Banks - 1.4%
3,277,328	U.S. Bancorp#	103,039,192
Telecommunication Services - 0.6%
4,575,740	Bharti Tele-Ventures, Ltd.*	41,344,715
Television - 1.6%
11,662,332	British Sky Broadcasting Group PLC	111,757,458

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 33

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Therapeutics - 0.7%
834,205	Neurocrine Biosciences, Inc.*	$47,849,999
Tobacco - 0.9%
920,690	Altria Group, Inc.	67,357,680
Toys - 1.1%
3,859,747	Marvel Entertainment, Inc.*,#	75,303,664
Transportation - Railroad - 1.1%
1,739,834	Canadian National Railway Co. (U.S. Shares)	78,135,945
Transportation - Services - 1.0%
917,610	United Parcel Service, Inc. - Class B#	74,390,643
Web Portals/Internet Service Providers - 1.6%
3,420,465	Yahoo!, Inc.*	112,122,843
Wireless Equipment - 1.0%
3,140,655	Nokia Oyj (ADR)**,#	71,167,242
Total Common Stock (cost $4,679,232,684)		6,271,026,030
Preferred Stock - 1.9%
Electronic Components - Semiconductors - 0.9%
114,660	Samsung Electronics Company, Ltd.	62,119,656
Oil Companies - Integrated - 1.0%
579,900	Amerada Hess Corp., convertible, 7.00%#	69,941,739
Total Preferred Stock (cost $74,919,234)		132,061,395
Equity-Linked Structured Notes - 9.9%
Finance - Investment Bankers/Brokers - 8.4%
	Goldman Sachs Group, Inc.:
376,525	convertible, (Amerada Hess Corp.) 8.50%ß	54,558,849
323,195	convertible, (Amerada Hess Corp.) 19.45%ß	47,428,220
621,120	convertible, (Apple Computer, Inc.) 25.8%ß	44,820,640
643,625	convertible, (Suncor Energy, Inc.), 9.05%ß	52,230,169
	Lehman Brothers Holdings, Inc.:
1,154,678	convertible, (Advanced Micro Devices, Inc.) 0%ß	42,988,662
1,154,678	convertible, (Advanced Micro Devices, Inc.) 20.00%ß	40,286,715
614,510	convertible, (SanDisk Corp.), 28.20%ß	40,932,511
324,145	convertible, (Whole Foods Market, Inc.) 18.55%ß	46,069,108
	Merrill Lynch & Company, Inc.:
82,498	convertible, (Google, Inc.), 5.30% (144A)§	32,173,395
943,486	convertible, (Valero Energy Corp.) 16.55% (144A)§	57,231,860
	Morgan Stanley Co.:
1,186,640	convertible, (Amylin Pharmaceuticals, Inc.) 12.00% (144A)§	53,007,210
2,249,985	convertible, (Juniper Networks, Inc.) 13.00% (144A)§	42,052,220
474,415	convertible, (Neurocrine Biosciences, Inc.) 7.25%ß	26,168,731
4,540,525	convertible, (Sirius Satellite Radio, Inc.) 14.00% (144A)§	22,793,436
		602,741,726

Shares or Principal Amount		Value
Special Purpose Entity - 1.5%
944,558	Allegro Investment Corporation S.A. convertible, (SanDisk Corp.), 20.65%**,ß	$59,332,316
415,530	IXIS Financial Products, Inc., convertible (Alcon, Inc.), 20.90% (144A)§	45,604,418
		104,936,734
Total Equity-Linked Structured Notes (cost $722,299,863)		707,678,460
Money Market - 0.4%
30,000,000	Janus Institutional Cash Reserves Fund 4.83% (cost $30,000,000)	30,000,000
Other Securities - 5.6%
399,818,545	State Street Navigator Securities Lending Prime Portfolio† (cost $399,818,545)	399,818,545
Time Deposit - 0.1%
$8,700,000	ING Financial, ETD 4.86%, 5/1/06 (cost $8,700,000)	8,700,000
Total Investments (total cost $5,914,970,326) – 105.4%		7,549,284,430
Liabilities, net of Cash, Receivables and Other Assets – (5.4)%		(389,948,463)
Net Assets – 100%		$7,159,335,967

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$658,554,550	8.7%
Finland	71,167,242	1.0%
France	99,455,109	1.3%
Hong Kong	51,992,371	0.7%
India	159,802,890	2.1%
Luxembourg	59,332,316	0.8%
South Korea	350,332,621	4.6%
Switzerland	161,161,951	2.1%
United Kingdom	111,757,458	1.5%
United States††	5,825,727,922	77.2%
Total	$7,549,284,430	100.0%

††Includes Short-Term Securities and Other Securities (71.4% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 6/28/06	29,400,000	$37,231,139	$(846,875)
Euro 10/19/06	4,500,000	5,736,498	(84,926)
Swiss Franc 6/28/06	31,850,000	25,856,932	(278,712)
Swiss Franc 8/10/06	26,300,000	21,448,023	(1,073,693)
Total		$90,272,592	$(2,284,206)

See Notes to Schedules of Investments and Financial Statements.

34 Janus Core, Risk-Managed and Value Funds April 30, 2006

Janus Research Fund (unaudited)

Ticker: JARFX

Fund Snapshot

This fund pulls together the best ideas from Janus' research analysts into a single package.

Team-Based Approach

Led by Jim Goff,

Director of Research

Performance Overview

Continued economic prosperity around the globe lifted equity markets during the six-month period ended April 30, 2006. Investors shrugged off rising commodity prices and volatile energy markets to push numerous equity indices to five-year highs as continued growth around the world kept international markets strong. Major indices in the U.S. joined in the rally, although four more quarter-point interest rate hikes somewhat dampened domestic sentiments.

During the period, Janus Research Fund, which is roughly equally-weighted between U.S. stocks and international stocks, advanced 18.17%, handily outperforming its primary benchmark, the Russell 1000® Index, which returned 9.92%. It also outperformed its secondary benchmark, the Russell 3000® Index, which returned 10.70%.

It is important to point out the broad-based nature of the Fund's gains during the six-month period. The Fund is managed as roughly sector neutral relative to the Russell 1000® Index, so it was encouraging to see that the Fund outperformed the Index in eight out of eleven sectors. In addition to its lack of concentration in individual sectors, the Fund also has a low level of concentration in individual securities, with the top ten holdings representing only 17% of assets. So while the Fund had its share of big winners during the six-month period, it was consistency of stock selection across a wide range of sectors and holdings that drove outperformance. We will continue to strive to achieve our objective of delivering strong risk-adjusted returns by investing in a highly diversified portfolio of best ideas from the Janus research team.

Holdings that Contributed to Fund Performance

Contributions to performance came from a broad range of Fund holdings, led by biotechnology firm Alexion Pharmaceuticals. This pick by analyst Andy Acker focuses on treatments for autoimmune diseases and cancer. Its share price jumped after the company reported positive developments in Phase III trials of its Soliris treatment for a rare form of anemia. Pleased with the stock's performance and committed to our sell discipline, we locked in profits by liquidating our position when we felt it had reached full value.

Janus' research efforts truly span the globe and the Fund certainly profited from its overseas exposure during the period. More specifically, All America Latina Logistica, a Brazilian railroad operator, and CapitaLand, a Singapore-based real estate developer, ranked among the top individual performers.

All America Latina Logistica, a company that Janus Research Analyst Laurent Saltiel follows, profited from Brazil's robust commodities industry, which relies on rail service providers to move large quantities of raw materials and agricultural products. Despite widespread soybean crop losses caused by a drought in Southern Brazil, the railroad reported more than 30% growth in cash flow and nearly a 14% increase in net income for 2005 thanks to solid demand growth for other commodities and tight cost controls. We think this is a well run business with a strong and sustainable competitive advantage and attractive long-term growth prospects.

With operations in 17 countries, CapitaLand is a leading commercial property and management company in Asia, Australia and Europe. It's viewed as a top partner for overseas entities hoping to enter its markets, as evidenced by its relationship with MGM Mirage in the bidding for the first casino within Singapore. Analyst Stephen Lew also explored CapitaLand's agreement with Wal-Mart Stores and determined that it is an attractive way to invest in the growth of the Chinese consumer. Having enjoyed some appreciation, we trimmed our position and booked some profits during the period.

We exited International Securities Exchange (ISE), a leading gainer from the financial services sector. The electronic options marketplace operator surged during the period as a number of high-profile financial exchanges went public and awareness of the group heightened. Although ISE is a solid small-cap growth stock, in our opinion, and holds a good market position, we opted to cash out as it reached our target price. Interestingly, our experience with ISE demonstrates the flexibility of our analyst team: small-cap analyst Chad Meade doesn't necessarily focus on the financial industry, but he discovered the company, did the necessary work and helped us profit from it.

The Fund's stake in oil services company Schlumberger rallied as well. Despite the headlines surrounding the price of oil, exploration and production, companies have been hesitant to hike capital investment levels. However, the longer crude oil prices linger above $55 a barrel and spending plans start to expand, we believe Schlumberger, the largest company in the services group, stands to benefit. Analyst Geoff Jay also believes Schlumberger's commitment to innovation will further set it apart from its peers, especially if demand for drilling equipment continues to pick up.

Holdings that Detracted from Fund Performance

On the flip side, United Therapeutics' stock tumbled as the biotechnology firm's revenues and earnings slumped. Despite the short-term turbulence, prospects for the company's Remodulin treatment for high blood pressure remain solid, in our opinion, especially as an investigational inhaled version advances through clinical trials. Analyst Andy Acker also sees a potential lift from the firm's Ovarex drug, an ovarian cancer antibody that is currently in Phase III clinical trials, and recent expansion of its sales force.

It is not unusual for a portion of the Fund to include recent underperformers in the market. Buying businesses at attractive valuations is critical to our investment approach. So while we require good growth prospects, we are not averse to contrarian thinking in looking for good businesses that are beaten up in the marketplace for what we believe are the wrong reasons. By being opportunistic and investing in companies far from the spotlight, we believe we will ultimately realize superior returns.

This philosophy helps explain our thinking on telecommunications equipment manufacturer Juniper Networks, which specializes in Internet protocol networking gear.

Janus Core, Risk-Managed and Value Funds April 30, 2006 35

Janus Research Fund (unaudited)

Though this stock performed poorly during the period, analyst Brad Slingerlend believes a recovery in capital spending among large telecommunications companies will play out over a number of years, especially in light of recent consolidation among national service providers. We're content to see how trends – including some stirring of merger and acquisition activity within the equipment space – develop, and maintained our position.

While reviewing the Fund's leading contributors and detractors helps explain its outperformance during the past six months, it is important to note that our risk-adjusted returns are impressive. By building a broadly diversified portfolio, where no individual sector or stock dominates, the chance that a single event will significantly undercut performance is reduced.

We are Steadfastly Focused on Generating Consistent Investment Returns

- The Janus research team is in the best shape it has ever been. We have a stable and experienced investment team of 33 equity analysts averaging over 9 years of experience. Experienced analysts who have been through market cycles in their sector provide valuable perspective which may allow us to better navigate market downturns.

- Our research team pursues an in-depth and differentiated research process focused on end-market research. This focus allows us to pick up on inflection points in industries and sectors in an attempt to avoid experiencing our "fair share" of negative surprises in our Fund.

- Our valuation discipline is based on long-term generation of free cash flow which yields well-grounded price targets. Our use of scenario analysis also forces us to think about downside scenarios.

- Janus has developed a robust risk-management process. While our objective is to develop a research edge and invest with conviction in our Fund, we seek to do this in a disciplined and thoughtful way, in an attempt to understand and manage our risks.

- Our broad research coverage enables us to create a portfolio of best ideas from the Janus research team which is highly diversified across market caps, sectors, geographies and investment styles.

Summary

We are very pleased with Janus Research Fund's performance over the last six months, both on an absolute basis and relative to the primary benchmark, the Russell 1000® Index. We would also like to caution investors that the margin of outperformance of the Fund versus the Index during the six months (18.17% vs. 9.92%) and since its inception is not sustainable. We are particularly excited, though, about the investment process and disciplines that are in place to help drive consistently strong investment results.

Thank you for your investment in Janus Research Fund.

Janus Research Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Alexion Pharmaceuticals, Inc. Biopharmaceutical company - U.S.	1.17%
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	0.97%
All America Latina Logistica (GDR) Freight transporter - Brazil	0.82%
Suncor Energy, Inc. Energy company - Canada	0.82%
Schlumberger, Ltd. (U.S. Shares) Oil services company - U.S.	0.78%

5 Largest Detractors from Performance – Holdings

Contribution
United Therapeutics Corp. Biotechnology company - U.S.	(0.26%)
Reliant Energy, Inc. Energy company - U.S.	(0.26%)
Juniper Networks, Inc. Internet infrastructure solutions provider - U.S.	(0.24%)
Patterson Companies, Inc. Dental, veterinary and rehabilitation supplies distributor - U.S.	(0.20%)
Alcon, Inc. (U.S. Shares) Eye care company - U.S.	(0.18%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	3.92%	8.75%	8.75%
Diversified Financials	2.68%	8.18%	7.82%
Pharmaceuticals & Biotechnology	1.91%	9.55%	7.74%
Real Estate	1.24%	2.39%	1.95%
Materials	1.21%	4.88%	3.16%

5 Lowest Contributors/Detractors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Utilities	(0.08%)	2.01%	3.63%
Healthcare Equipment & Services	(0.02%)	6.96%	5.43%
Other*	0.02%	0.01%	0.00%
Insurance	0.04%	3.12%	4.29%
Food & Staples Retailing	0.14%	2.63%	2.20%

* Industry not classified by Global Industry Classification Standard.

36 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
Reckitt Benckiser PLC Soap and Cleaning Preparations	2.0%
Tata Steel, Ltd. Steel - Producers	1.9%
Reliance Industries, Ltd. Oil Refining and Marketing	1.9%
Pernod Ricard S.A. Beverages - Wine and Spirits	1.7%
Metro A.G. Food - Retail	1.7%
9.2%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 11.3% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Core, Risk-Managed and Value Funds April 30, 2006 37

Janus Research Fund (unaudited)

Performance

  Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Research Fund	18.17%	37.04%		26.06%
Russell 1000® Index	9.92%	16.71%		10.14%
Russell 3000® Index	10.70%	18.08%		10.83%
Lipper Quartile	N/A	1	st	1	st
Lipper Ranking - based on total return for Multi-Cap Growth Funds	N/A**	31/423		26/410

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 25, 2005

**The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Without such waivers, the Fund's total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,181.70	$6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

*Expenses are equal to the annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

38 Janus Core, Risk-Managed and Value Funds April 30, 2006

Janus Research Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 99.3%
Advertising Sales - 0.4%
7,055	Lamar Advertising Co.*	$387,954
Advertising Services - 1.4%
100,268	WPP Group PLC**	1,237,854
Aerospace and Defense - 1.8%
66,876	BAE Systems PLC**	509,149
12,525	Boeing Co.	1,045,212
		1,554,361
Agricultural Chemicals - 2.6%
15,095	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)**	1,429,195
1,394	Syngenta A.G.*,**	194,454
23,305	Syngenta A.G. (ADR)*,**	647,413
		2,271,062
Agricultural Operations - 0.5%
7,850	Bunge, Ltd.	418,798
Apparel Manufacturers - 0.8%
43,791	Burberry Group PLC**	376,518
9,465	Coach, Inc.*	312,534
		689,052
Applications Software - 0.5%
17,465	Microsoft Corp.	421,780
Athletic Footwear - 0.4%
4,030	NIKE, Inc. - Class B	329,815
Audio and Video Products - 0.7%
12,600	Sony Corp.**	632,960
Automotive - Cars and Light Trucks - 2.0%
15,885	BMW A.G.**	864,753
5,030	Hyundai Motor Company, Ltd.**	442,098
30,600	Nissan Motor Company, Ltd.**	402,303
		1,709,154
Beverages - Wine and Spirits - 1.7%
7,753	Pernod Ricard S.A.**	1,503,376
Broadcast Services and Programming - 0.4%
18,875	Liberty Global, Inc. - Class A*	390,901
Building - Residential and Commercial - 0.6%
370	NVR, Inc.*	279,350
7,355	Pulte Homes, Inc.	274,709
		554,059
Casino Hotels - 0.4%
4,740	Harrah's Entertainment, Inc.	386,974
Casino Services - 0.2%
5,310	Scientific Games Corp. - Class A*	202,258
Cellular Telecommunications - 2.3%
206,000	China Mobile, Ltd.	1,198,277
12,900	Hikari Tsushin, Inc.**	797,576
		1,995,853
Chemicals - Diversified - 0.6%
8,700	Shin-Etsu Chemical Company, Ltd.**	502,753
Commercial Banks - 0.5%
15,573	Standard Chartered PLC**	413,478
Commercial Services - Finance - 0.5%
9,990	Paychex, Inc.	403,496

Shares or Principal Amount		Value
Computer Services - 0.4%
14,815	Ceridian Corp.*	$358,967
Computers - 0.4%
5,335	Apple Computer, Inc.*	375,531
Computers - Memory Devices - 1.0%
33,845	EMC Corp.*	457,246
6,220	SanDisk Corp.*	397,023
		854,269
Computers - Peripheral Equipment - 0.7%
14,740	Logitech International S.A.*,**	612,087
Containers - Metal and Glass - 2.1%
11,280	Ball Corp.	450,974
74,470	Owens-Illinois, Inc.*	1,361,312
		1,812,286
Cosmetics and Toiletries - 1.8%
10,245	Colgate-Palmolive Co.	605,684
16,420	Procter & Gamble Co.	955,809
		1,561,493
Data Processing and Management - 0.7%
14,450	NAVTEQ Corp.*	599,964
Dental Supplies and Equipment - 0.4%
10,185	Patterson Companies, Inc.*	331,827
Diagnostic Kits - 0.5%
10,140	Dade Behring Holdings, Inc.	395,460
Distribution/Wholesale - 1.5%
83,000	Esprit Holdings, Ltd.	662,646
276,000	Li & Fung, Ltd.	654,999
		1,317,645
Diversified Operations - 4.3%
22,480	General Electric Co.	777,583
88,000	Hutchison Whampoa, Ltd.	863,735
3,434	Louis Vuitton Moet Hennessy S.A.**	361,535
303,000	Melco International Development, Ltd.	681,948
39,885	Tyco International, Ltd. (U.S. Shares)	1,050,970
		3,735,771
E-Commerce/Products - 0.6%
20,300	Submarino S.A.*	549,569
E-Commerce/Services - 0.8%
24,270	IAC/InterActiveCorp*	700,675
Electric - Generation - 0.9%
47,775	AES Corp.*	810,742
Electric Products - Miscellaneous - 0.7%
101,000	Toshiba Corp.**	643,086
Electronic Components - Semiconductors - 3.8%
24,320	Advanced Micro Devices, Inc.*	786,751
262,522	ARM Holdings PLC**	651,063
12,870	Microsemi Corp.*	351,608
870	Samsung Electronics Company, Ltd.**	594,020
10,790	SiRF Technology Holdings, Inc.*	368,479
15,520	Texas Instruments, Inc.	538,699
		3,290,620
Electronic Forms - 0.5%
10,100	Adobe Systems, Inc.*	395,920

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 39

Janus Research Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Energy - Alternate Sources - 0.5%
13,900	Suntech Power Holdings Company, Ltd. (ADR)*	$476,631
Enterprise Software/Services - 1.0%
34,515	Oracle Corp.*	503,574
1,560	SAP A.G.**	341,270
		844,844
Entertainment Software - 1.0%
31,200	Activision, Inc.*	442,728
7,350	Electronic Arts, Inc.*	417,480
		860,208
Finance - Consumer Loans - 0.3%
3,950	Promise Company, Ltd.**	243,525
Finance - Credit Card - 1.4%
13,595	American Express Co.	731,547
9,000	Credit Saison Company, Ltd.**	471,875
		1,203,422
Finance - Investment Bankers/Brokers - 3.5%
17,735	JP Morgan Chase & Co.	804,813
9,625	Merrill Lynch & Company, Inc.	734,003
26,000	Mitsubishi UFJ Securities Company, Ltd.**	409,643
21,710	optionsXpress Holdings, Inc.	683,865
3,664	UBS A.G.**	434,291
		3,066,615
Finance - Mortgage Loan Banker - 0.8%
14,160	Fannie Mae	716,496
Food - Dairy Products - 1.2%
25,835	Dean Foods Co.*	1,023,324
Food - Retail - 2.3%
26,331	Metro A.G.**	1,490,220
9,175	Whole Foods Market, Inc.	563,162
		2,053,382
Food - Wholesale/Distribution - 0.6%
18,815	Sysco Corp.	562,380
Independent Power Producer - 1.0%
18,215	NRG Energy, Inc.*	866,852
Insurance Brokers - 0.4%
12,480	Marsh & McLennan Companies, Inc.	382,762
Internet Infrastructure Software - 0.4%
11,340	Akamai Technologies, Inc.*	382,045
Internet Security - 0.6%
28,240	Check Point Software Technologies, Ltd. (U.S. Shares)*	546,444
Investment Management and Advisory Services - 0.5%
8,505	National Financial Partners Corp.	442,260
Medical - Biomedical and Genetic - 2.5%
8,670	Amgen, Inc.*	586,959
22,435	Celgene Corp.*	945,860
7,800	Genentech, Inc.*	621,738
		2,154,557
Medical - Drugs - 3.3%
14,490	Abbott Laboratories	619,303
17,205	Cubist Pharmaceuticals, Inc.*	390,037
17,005	Forest Laboratories, Inc.*	686,661
7,883	Roche Holding A.G.**	1,212,133
		2,908,134

Shares or Principal Amount		Value
Medical - Generic Drugs - 1.3%
28,005	Teva Pharmaceutical Industries, Ltd. (ADR)	$1,134,203
Medical - HMO - 1.6%
4,110	Aetna, Inc.	158,235
10,640	Coventry Health Care, Inc.*	528,489
14,335	UnitedHealth Group, Inc.	713,023
		1,399,747
Medical - Nursing Homes - 0.8%
15,695	Manor Care, Inc.	688,226
Medical Instruments - 0.6%
4,025	Intuitive Surgical, Inc.*	511,175
Medical Products - 0.7%
11,620	Varian Medical Systems, Inc.*	608,656
Networking Products - 0.5%
23,845	Juniper Networks, Inc.*	440,656
Oil - Field Services - 1.6%
20,810	Schlumberger, Ltd. (U.S. Shares)**	1,438,803
Oil Companies - Exploration and Production - 2.6%
12,695	Apache Corp.	901,853
27,437	EnCana Corp.**	1,371,298
		2,273,151
Oil Companies - Integrated - 2.7%
16,275	Lukoil (ADR)	1,474,514
10,741	Suncor Energy, Inc.**	919,765
		2,394,279
Oil Refining and Marketing - 1.9%
74,479	Reliance Industries, Ltd.	1,673,538
Optical Supplies - 1.1%
9,580	Alcon, Inc. (U.S. Shares)**	974,382
Property and Casualty Insurance - 0.5%
3,139	Samsung Fire & Marine Insurance Company, Ltd.**	450,948
Real Estate Management/Services - 0.3%
13,000	Mitsubishi Estate Company, Ltd.**	284,284
Real Estate Operating/Development - 1.2%
328,000	CapitaLand, Ltd.	1,016,636
Recreational Vehicles - 0.4%
7,050	Polaris Industries, Inc.	337,695
Reinsurance - 0.8%
244	Berkshire Hathaway, Inc. - Class B*	720,288
Retail - Apparel and Shoe - 1.2%
17,416	Industria de Diseno Textil S.A.**	708,602
8,255	Nordstrom, Inc.	316,414
		1,025,016
Retail - Computer Equipment - 0.3%
5,250	GameStop Corp. - Class A*	247,800
Retail - Office Supplies - 0.4%
14,390	Staples, Inc.	380,040
Retail - Regional Department Stores - 0.7%
4,725	Federated Department Stores, Inc.	367,842
4,535	Kohl's Corp.*	253,234
		621,076

See Notes to Schedules of Investments and Financial Statements.

40 Janus Core, Risk-Managed and Value Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Schools - 0.3%
4,115	Apollo Group, Inc. - Class A*	$224,844
Semiconductor Components/Integrated Circuits - 1.0%
27,210	Cypress Semiconductor Corp.*	466,923
12,945	Maxim Integrated Products, Inc.	456,441
		923,364
Semiconductor Equipment - 0.7%
30,275	ASM Lithography Holding N.V. (U.S. Shares)*,**	640,316
Soap and Cleaning Preparations - 2.0%
47,030	Reckitt Benckiser PLC**	1,714,376
Steel - Producers - 1.9%
119,206	Tata Steel, Ltd.	1,683,619
Telecommunication Services - 0.8%
18,790	Amdocs, Ltd. (U.S. Shares)*,**	698,988
Television - 1.5%
132,264	British Sky Broadcasting Group PLC**	1,267,456
Therapeutics - 1.5%
5,935	Gilead Sciences, Inc.*	341,263
5,320	Neurocrine Biosciences, Inc.*	305,155
10,690	United Therapeutics Corp.*	636,589
		1,283,007
Tobacco - 0.5%
5,900	Altria Group, Inc.	431,644
Toys - 0.4%
17,356	Marvel Entertainment, Inc.*	338,616
Transportation - Railroad - 1.5%
21,260	All America Latina Logistica (GDR)	1,344,769
Transportation - Services - 1.1%
11,975	United Parcel Service, Inc. - Class B	970,813
Transportation - Truck - 0.6%
11,785	Landstar System, Inc.	500,745
Web Hosting/Design - 0.5%
6,365	Equinix, Inc.*	419,454
Web Portals/Internet Service Providers - 2.0%
1,750	Google, Inc. - Class A*	731,395
30,280	Yahoo!, Inc.*	992,578
		1,723,973
Wireless Equipment - 1.1%
13,720	Crown Castle International Corp.*	461,678
9,390	QUALCOMM, Inc.	482,083
		943,761
Total Common Stock (cost $78,920,895)		86,816,075
Time Deposit - 0.9%
$800,000	Dexia CLF Finance Co., ETD 4.82%, 5/1/06 (cost $800,000)	800,000
Total Investments (total cost $79,720,895) – 100.2%		87,616,075
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(213,085)
Net Assets – 100%		$87,402,990

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$2,787,413	3.2%
Brazil	1,894,338	2.2%
Canada	3,720,258	4.2%
Cayman Islands	476,631	0.5%
France	1,864,911	2.1%
Germany	2,696,243	3.1%
Hong Kong	2,743,960	3.1%
India	3,357,157	3.8%
Israel	1,680,647	1.9%
Japan	4,388,005	5.0%
Netherlands	2,079,119	2.4%
Russia	1,474,514	1.7%
Singapore	1,016,636	1.2%
South Korea	1,487,066	1.7%
Spain	708,602	0.8%
Switzerland	4,074,760	4.7%
United Kingdom	6,868,882	7.8%
United States††	44,296,933	50.6%
Total	$87,616,075	100.0%

††Includes Short-Term Securities (49.6% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 6/28/06	1,524,000	$2,781,017	$(66,921)
Canadian Dollar 6/28/06	1,300,000	1,165,007	(26,154)
Euro 6/28/06	2,204,000	2,791,069	(71,377)
Japanese Yen 6/28/06	122,000,000	1,081,011	4,205
Japanese Yen 8/24/06	60,000,000	535,846	(5,356)
South Korean Won 10/19/06	450,000,000	480,113	(2,533)
Swiss Franc 6/28/06	1,885,000	1,530,308	(29,324)
Total		$10,364,371	$(197,460)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 41

INTECH Risk-Managed Stock Fund (unaudited)

Ticker: JRMSX

Fund Snapshot

This core fund embraces the market's natural volatility in an attempt to deliver index-beating returns with index-like risk.

Managed by INTECH

Performance Overview

For the six months ended April 30, 2006, INTECH Risk-Managed Stock Fund returned 9.87%. This compares to a 9.64% gain by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short-term, we believe that the consistent application of our process will help the Fund perform well over the long-term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year term. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in INTECH Risk-Managed Stock Fund.

42 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

INTECH Risk-Managed Stock Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
Procter & Gamble Co. Cosmetics and Toiletries	1.7%
Progressive Corp. Property and Casualty Insurance	1.4%
Loews Corp. Multi-Line Insurance	1.1%
Franklin Resources, Inc. Investment Management and Advisory Services	1.1%
ConocoPhillips Oil Companies - Integrated	1.1%
6.4%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Core, Risk-Managed and Value Funds April 30, 2006 43

INTECH Risk-Managed Stock Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Since Inception*
INTECH Risk-Managed Stock Fund	9.87%	17.81%		20.50%
S&P 500® Index	9.64%	15.42%		17.09%
Lipper Quartile	N/A	3	rd	2	nd
Lipper Ranking - based on total return for Multi-Cap Core Funds	N/A**	483/834		150/586

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – February 28, 2003

**The Fund's fiscal year-to-date Lipper ranking is not available.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

See "Explanations of Charts, Tables and Financial Statements."

INTECH is a subsidiary of Janus Capital Group Inc.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the stated objective(s) will be met.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The voluntary waiver of the Fund's management fee terminated June 25, 2004. Without such waivers total returns from inception to June 25, 2004 would have been lower.

Effective February 28, 2006, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,098.70	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

*Expenses are equal to the annualized expense ratio of 0.91% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

44 Janus Core, Risk-Managed and Value Funds April 30, 2006

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 96.0%
Advertising Agencies - 0%
1,500	Omnicom Group, Inc.	$135,015
Aerospace and Defense - 1.5%
26,900	Boeing Co.	2,244,805
20,500	General Dynamics Corp.	1,345,210
14,200	Lockheed Martin Corp.#	1,077,780
3,700	Northrop Grumman Corp.	247,530
22,100	Raytheon Co.	978,367
14,300	Rockwell Collins, Inc.	817,960
		6,711,652
Aerospace and Defense - Equipment - 0.1%
5,000	B.F. Goodrich Co.	222,500
3,400	United Technologies Corp.	213,554
		436,054
Agricultural Chemicals - 0.3%
15,400	Monsanto Co.	1,284,360
Agricultural Operations - 0.3%
31,900	Archer-Daniels-Midland Co.	1,159,246
Airlines - 0.4%
115,700	Southwest Airlines Co.#	1,876,654
Apparel Manufacturers - 0.1%
8,600	V. F. Corp.	526,234
Appliances - 0.4%
21,616	Whirlpool Corp.#	1,940,036
Applications Software - 1.1%
30,800	Citrix Systems, Inc.*	1,229,536
27,100	Intuit, Inc.*,#	1,468,007
94,300	Microsoft Corp.	2,277,345
		4,974,888
Athletic Footwear - 0%
1,000	NIKE, Inc. - Class B	81,840
Audio and Video Products - 0.3%
14,100	Harman International Industries, Inc.#	1,240,659
Automotive - Truck Parts and Equipment - Original - 0.4%
21,500	Johnson Controls, Inc.	1,753,325
Beverages - Non-Alcoholic - 1.3%
39,700	Coca-Cola Co.	1,665,812
40,200	Coca-Cola Enterprises, Inc.	785,106
11,500	Pepsi Bottling Group, Inc.	369,150
46,400	PepsiCo, Inc.	2,702,336
		5,522,404
Beverages - Wine and Spirits - 0.5%
29,400	Brown-Forman Corp. - Class B	2,190,300
Broadcast Services and Programming - 0%
4,700	Clear Channel Communications, Inc.	134,091
Building - Residential and Commercial - 0%
3,300	KB Home#	203,181
Cable Television - 0%
3,200	Comcast Corp. - Class A*	99,040
Casino Hotels - 0.1%
2,800	Harrah's Entertainment, Inc.	228,592
Casino Services - 0.1%
9,900	International Game Technology	375,507

Shares or Principal Amount		Value
Chemicals - Specialty - 0.1%
200	Ashland, Inc.	$13,164
7,900	Ecolab, Inc.	298,620
5,700	Engelhard Corp.	218,937
		530,721
Coatings and Paint Products - 0.2%
16,900	Sherwin-Williams Co.#	860,886
Commercial Banks - 1.1%
3,800	AmSouth Bancorporation	109,972
40,300	BB&T Corp.	1,730,482
3,100	Compass Bancshares, Inc.	170,376
10,900	M&T Bank Corp.	1,301,460
5,300	Regions Financial Corp.#	193,503
6,300	Synovus Financial Corp.	176,400
15,200	Zions Bancorporation*	1,262,056
		4,944,249
Commercial Services - 0.1%
15,300	Convergys Corp.*	297,891
Commercial Services - Finance - 1.8%
34,300	Equifax, Inc.#	1,321,922
54,000	Moody's Corp.	3,348,540
75,300	Paychex, Inc.#	3,041,367
		7,711,829
Computer Aided Design - 0.2%
22,500	Autodesk, Inc.*	945,900
Computer Services - 0.4%
3,200	Affiliated Computer Services, Inc. - Class A*,#	178,432
9,300	Computer Sciences Corp.*	544,515
31,800	Electronic Data Systems Corp.	861,144
		1,584,091
Computers - 1.3%
35,700	Apple Computer, Inc.*	2,512,923
100,200	Hewlett-Packard Co.	3,253,494
		5,766,417
Computers - Integrated Systems - 0%
4,200	NCR Corp.*	165,480
Computers - Memory Devices - 0.1%
2,500	EMC Corp.*	33,775
9,500	SanDisk Corp.*	606,385
		640,160
Consumer Products - Miscellaneous - 0.3%
12,800	Clorox Co.#	821,504
6,100	Fortune Brands, Inc.	489,830
		1,311,334
Cosmetics and Toiletries - 2.3%
48,600	Colgate-Palmolive Co.	2,873,232
125,687	Procter & Gamble Co.	7,316,240
		10,189,472
Data Processing and Management - 1.1%
33,000	Automatic Data Processing, Inc.	1,454,640
44,300	First Data Corp.	2,112,667
25,300	Fiserv, Inc.*	1,140,524
		4,707,831
Disposable Medical Products - 0%
1,400	C.R. Bard, Inc.#	104,244

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 45

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Distribution/Wholesale - 0.6%
33,800	Genuine Parts Co.	$1,475,370
12,300	W.W. Grainger, Inc.	946,116
		2,421,486
Diversified Operations - 2.0%
1,900	Danaher Corp.	121,809
27,100	Dover Corp.	1,348,225
130,400	General Electric Co.	4,510,536
44,200	ITT Industries, Inc.	2,485,366
2,600	Parker Hannifin Corp.	210,730
		8,676,666
Drug Delivery Systems - 0.6%
64,800	Hospira, Inc.*	2,498,040
E-Commerce/Products - 0.1%
12,300	Amazon.com, Inc.*,#	433,083
E-Commerce/Services - 0.1%
13,300	eBay, Inc.*,#	457,653
Electric - Integrated - 5.6%
14,600	Allegheny Energy, Inc.*	520,198
14,700	Ameren Corp.	740,439
7,400	American Electric Power Company, Inc.	247,604
2,500	CMS Energy Corp.*	33,300
23,300	Consolidated Edison, Inc.#	1,004,696
3,100	Constellation Energy Group, Inc.	170,252
18,900	Dominion Resources, Inc.	1,415,043
6,400	DTE Energy Co.	260,992
1,560	Duke Energy Corp.	45,427
105,600	Edison International	4,267,296
5,000	Entergy Corp.	349,700
33,400	Exelon Corp.	1,803,600
60,200	FirstEnergy Corp.	3,052,742
9,100	FPL Group, Inc.#	360,360
57,200	PG&E Corp.	2,278,848
5,200	Pinnacle West Capital Corp.#	208,520
9,600	PPL Corp.	278,784
57,800	Public Service Enterprise Group, Inc.	3,624,060
19,900	Southern Co.	641,377
10,700	TECO Energy, Inc.	170,986
36,600	TXU Corp.	1,816,458
43,200	Xcel Energy, Inc.#	813,888
		24,104,570
Electric Products - Miscellaneous - 0.2%
3,800	Emerson Electric Co.	322,810
17,500	Molex, Inc.#	649,600
		972,410
Electronic Components - Miscellaneous - 0.4%
45,900	Jabil Circuit, Inc.*,#	1,789,641
Electronic Components - Semiconductors - 1.8%
25,800	Advanced Micro Devices, Inc.*	834,630
56,950	Broadcom Corp. - Class A*	2,341,215
9,200	Freescale Semiconductor, Inc. - Class B*,#	291,364
6,100	Intel Corp.	121,878
65,000	Micron Technology, Inc.*	1,103,050
46,100	National Semiconductor Corp.#	1,382,078
33,100	NVIDIA Corp.*	967,182
4,400	QLogic Corp.*	91,564
16,700	Texas Instruments, Inc.	579,657
		7,712,618

Shares or Principal Amount		Value
Electronic Measuring Instruments - 0.6%
58,200	Agilent Technologies, Inc.*,#	$2,236,044
12,400	Tektronix, Inc.	437,968
		2,674,012
Electronics - Military - 0.1%
3,500	L-3 Communications Holdings, Inc.	285,950
Engines - Internal Combustion - 0.4%
15,700	Cummins, Inc.*,#	1,640,650
Enterprise Software/Services - 0.4%
62,100	BMC Software, Inc.*	1,337,634
21,242	Oracle Corp.*	309,921
		1,647,555
Fiduciary Banks - 1.6%
35,200	Bank of New York Company, Inc.	1,237,280
58,300	Mellon Financial Corp.	2,193,829
26,700	Northern Trust Corp.	1,572,363
32,100	State Street Corp.	2,096,772
		7,100,244
Filtration and Separations Products - 0%
3,000	Pall Corp.#	90,540
Finance - Commercial - 0.2%
16,400	CIT Group, Inc.	885,764
Finance - Consumer Loans - 0.5%
44,400	SLM Corp.	2,347,872
Finance - Credit Card - 0.2%
12,000	American Express Co.	645,720
1,100	Capital One Financial Corp.	95,304
		741,024
Finance - Investment Bankers/Brokers - 3.5%
500	Bear Stearns Companies, Inc.	71,255
121,900	Charles Schwab Corp.	2,182,010
61,100	Citigroup, Inc.	3,051,945
77,600	E*TRADE Financial Corp.*	1,930,688
10,800	Goldman Sachs Group, Inc.	1,731,132
23,700	JP Morgan Chase & Co.	1,075,506
24,700	Lehman Brothers Holdings, Inc.	3,733,405
12,300	Merrill Lynch & Company, Inc.	937,998
1,500	Morgan Stanley Co.	96,450
		14,810,389
Financial Guarantee Insurance - 0.2%
2,700	Ambac Financial Group, Inc.	222,372
11,000	MGIC Investment Corp.	777,700
		1,000,072
Food - Confectionary - 0.6%
11,600	Hershey Foods Corp.#	618,744
38,000	Wm. Wrigley Jr. Co.	1,788,660
9,500	Wm. Wrigley Jr. Co. - Class B	447,450
		2,854,854
Food - Dairy Products - 0%
4,700	Dean Foods Co.*,#	186,167
Food - Diversified - 0.4%
18,500	Campbell Soup Co.	594,590
5,900	General Mills, Inc.	291,106
21,900	Kellogg Co.	1,014,189
		1,899,885

See Notes to Schedules of Investments and Financial Statements.

46 Janus Core, Risk-Managed and Value Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Food - Meat Products - 0%
13,800	Tyson Foods, Inc. - Class A#	$201,480
Food - Retail - 1.7%
54,800	Albertson's, Inc.	1,388,084
110,400	Kroger Co.#	2,236,704
133,500	Safeway, Inc.	3,354,855
6,300	Whole Foods Market, Inc.	386,694
		7,366,337
Food - Wholesale/Distribution - 0%
3,200	Sysco Corp.	95,648
Gas - Distribution - 0.4%
10,500	Nicor, Inc.#	415,905
30,800	Sempra Energy Co.	1,417,416
		1,833,321
Gold Mining - 0.2%
12,400	Newmont Mining Corp.	723,664
Health Care Cost Containment - 0.9%
79,500	McKesson Corp.	3,862,905
Home Decoration Products - 0.3%
51,900	Newell Rubbermaid, Inc.#	1,423,098
Hotels and Motels - 0.2%
2,900	Hilton Hotels Corp.	78,126
1,500	Marriott International, Inc. - Class A	109,605
13,900	Starwood Hotels & Resorts Worldwide, Inc.	797,582
		985,313
Human Resources - 0.6%
10,100	Monster Worldwide, Inc.*	579,740
53,900	Robert Half International, Inc.	2,278,353
		2,858,093
Instruments - Controls - 0.3%
30,700	Thermo Electron Corp.*	1,183,178
Instruments - Scientific - 0.2%
17,200	Applera Corp. - Applied Biosystems Group	496,048
1,300	Fisher Scientific International, Inc.*	91,715
5,200	PerkinElmer, Inc.	111,488
		699,251
Insurance Brokers - 1.5%
107,900	Aon Corp.	4,522,089
60,700	Marsh & McLennan Companies, Inc.	1,861,669
		6,383,758
Internet Security - 0%
1,400	VeriSign, Inc.*	32,928
Investment Management and Advisory Services - 1.8%
23,600	Ameriprise Financial, Inc.	1,157,344
34,500	Federated Investors, Inc. - Class B	1,210,950
53,200	Franklin Resources, Inc.	4,953,984
4,700	Legg Mason, Inc.	556,856
1,300	T. Rowe Price Group, Inc.#	109,447
		7,988,581
Life and Health Insurance - 2.6%
61,500	AFLAC, Inc.	2,923,710
29,000	CIGNA Corp.	3,103,000
13,430	Lincoln National Corp.	780,014
36,000	Principal Financial Group, Inc.	1,847,160
27,600	Prudential Financial, Inc.	2,156,388

Shares or Principal Amount		Value
Life and Health Insurance - (continued)
2,900	Torchmark Corp.	$174,319
20,500	UnumProvident Corp.#	416,355
		11,400,946
Machinery - Construction and Mining - 0.1%
8,100	Caterpillar, Inc.	613,494
Medical - Biomedical and Genetic - 1.3%
54,300	Amgen, Inc.*	3,676,110
10,400	Genzyme Corp.*	636,064
19,100	Millipore Corp.*	1,409,198
		5,721,372
Medical - Drugs - 4.2%
10,100	Abbott Laboratories	431,674
17,900	Bristol-Myers Squibb Co.	454,302
25,400	Eli Lilly and Co.	1,344,168
40,700	Forest Laboratories, Inc.*	1,643,466
93,300	King Pharmaceuticals, Inc.*,#	1,622,487
100,500	MedImmune, Inc.*	3,162,735
109,900	Merck & Company, Inc.	3,782,758
52,780	Pfizer, Inc.	1,336,917
80,800	Schering-Plough Corp.#	1,561,056
53,600	Wyeth	2,608,712
		17,948,275
Medical - Generic Drugs - 0.7%
10,400	Barr Pharmaceuticals, Inc.*,#	629,720
80,500	Mylan Laboratories, Inc.	1,758,120
18,700	Watson Pharmaceuticals, Inc.*	531,828
		2,919,668
Medical - HMO - 2.2%
64,400	Aetna, Inc.	2,479,400
31,400	Coventry Health Care, Inc.*	1,559,638
18,300	Humana, Inc.*	826,794
50,100	UnitedHealth Group, Inc.	2,491,974
33,900	WellPoint, Inc.*	2,406,900
		9,764,706
Medical - Hospitals - 0.4%
33,100	HCA, Inc.#	1,452,759
6,100	Health Management Associates, Inc. - Class A	126,331
		1,579,090
Medical - Nursing Homes - 0.2%
18,500	Manor Care, Inc.#	811,225
Medical - Wholesale Drug Distributors - 1.5%
77,100	AmerisourceBergen Corp.	3,326,865
48,200	Cardinal Health, Inc.	3,246,270
		6,573,135
Medical Information Systems - 0%
3,300	IMS Health, Inc.	89,694
Medical Instruments - 1.6%
38,853	Boston Scientific Corp.*	902,944
62,600	Medtronic, Inc.	3,137,512
78,600	St. Jude Medical, Inc.*	3,103,128
		7,143,584
Medical Labs and Testing Services - 0.1%
4,500	Laboratory Corporation of America Holdings*,#	256,950
5,600	Quest Diagnostics, Inc.#	312,088
		569,038

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 47

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Medical Products - 1.3%
51,500	Baxter International, Inc.	$1,941,550
1,400	Becton, Dickinson and Co.	88,256
55,800	Johnson & Johnson	3,270,438
7,600	Stryker Corp.#	332,500
1,100	Zimmer Holdings, Inc.*	69,190
		5,701,934
Metal - Copper - 0.1%
5,500	Phelps Dodge Corp.	474,045
Metal - Diversified - 0.1%
5,700	Freeport-McMoRan Copper & Gold, Inc. - Class B#	368,106
Multi-Line Insurance - 2.8%
24,800	ACE, Ltd.	1,377,392
19,600	Allstate Corp.	1,107,204
22,200	American International Group, Inc.	1,448,550
16,700	Genworth Financial, Inc. - Class A	554,440
4,900	Hartford Financial Services Group, Inc.	450,457
47,000	Loews Corp.	4,989,050
39,400	MetLife, Inc.	2,052,740
		11,979,833
Multimedia - 0.6%
16,100	E.W. Scripps Co. - Class A	741,888
16,700	McGraw-Hill Companies, Inc.#	929,522
16,500	Meredith Corp.#	818,400
18,800	News Corporation, Inc. - Class A	322,608
		2,812,418
Non-Hazardous Waste Disposal - 0.1%
7,400	Allied Waste Industries, Inc.*,#	104,784
3,500	Waste Management, Inc.	131,110
		235,894
Oil - Field Services - 1.5%
21,400	Baker Hughes, Inc.#	1,729,762
58,500	BJ Services Co.	2,225,925
15,300	Halliburton Co.	1,195,695
21,700	Schlumberger, Ltd. (U.S. Shares)#	1,500,338
1,700	Weatherford International, Ltd*	89,981
		6,741,701
Oil - U.S. Royalty Trusts - 0%
59	Hugoton Royalty Trust	1,631
Oil and Gas Drilling - 0.2%
3,200	Nabors Industries, Ltd.*,#	119,456
1,000	Noble Corp.	78,940
11,100	Transocean, Inc.*	899,877
		1,098,273
Oil Companies - Exploration and Production - 1.6%
6,900	Anadarko Petroleum Corp.	723,258
12,400	Chesapeake Energy Corp.#	392,832
14,300	Devon Energy Corp.	859,573
37,500	EOG Resources, Inc.	2,633,625
25,178	Kerr-McGee Corp.	2,514,275
1,000	XTO Energy, Inc.	42,350
		7,165,913
Oil Companies - Integrated - 3.2%
5,700	Amerada Hess Corp.	816,639
7,433	Chevron Corp.	453,562

Shares or Principal Amount		Value
Oil Companies - Integrated - (continued)
72,910	ConocoPhillips	$4,877,679
65,100	Exxon Mobil Corp.	4,106,508
29,811	Marathon Oil Corp.	2,365,801
8,000	Occidental Petroleum Corp.	821,920
		13,442,109
Oil Field Machinery and Equipment - 0.1%
5,900	National-Oilwell Varco, Inc.*	406,923
Oil Refining and Marketing - 1.0%
26,000	Sunoco, Inc.	2,107,040
36,000	Valero Energy Corp.	2,330,640
		4,437,680
Optical Supplies - 1.1%
45,300	Allergan, Inc.	4,653,216
3,200	Bausch & Lomb, Inc.#	156,640
		4,809,856
Paper and Related Products - 0%
3,400	Temple-Inland, Inc.	157,896
Pharmacy Services - 2.0%
32,100	Caremark Rx, Inc.	1,462,155
59,500	Express Scripts, Inc. - Class A*	4,649,330
49,817	Medco Health Solutions, Inc.*	2,651,759
		8,763,244
Pipelines - 0.6%
30,100	Kinder Morgan, Inc.#	2,649,402
Printing - Commercial - 0.3%
45,100	R.R. Donnelley & Sons Co.	1,519,419
Property and Casualty Insurance - 2.9%
28,400	Chubb Corp.	1,463,736
56,300	Progressive Corp.	6,110,239
27,300	SAFECO Corp.	1,416,870
80,200	St. Paul Travelers Companies, Inc.	3,531,206
		12,522,051
Publishing - Newspapers - 0.2%
16,300	Dow Jones & Company, Inc.#	602,611
2,100	Knight-Ridder, Inc.	130,200
		732,811
Quarrying - 0.1%
6,700	Vulcan Materials Co.	569,232
REIT - Apartments - 0.9%
2,300	Apartment Investment & Management Co. - Class A	102,787
31,700	Archstone-Smith Trust, Inc.	1,549,496
50,200	Equity Residential Properties Trust	2,252,474
		3,904,757
REIT - Diversified - 0%
1,200	Vornado Realty Trust	114,768
REIT - Hotels - 0.1%
11,509	Host Marriott Corp.	241,919
REIT - Office Property - 0.2%
3,200	Boston Properties, Inc.	282,464
15,200	Equity Office Properties Trust	490,960
		773,424
REIT - Regional Malls - 0.3%
14,000	Simon Property Group, Inc.	1,146,320

See Notes to Schedules of Investments and Financial Statements.

48 Janus Core, Risk-Managed and Value Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
REIT - Shopping Centers - 0.1%
7,200	Kimco Realty Corp.	$267,336
REIT - Storage - 0.1%
7,800	Public Storage, Inc.	599,664
REIT - Warehouse and Industrial - 0.1%
6,900	ProLogis	346,518
Retail - Apparel and Shoe - 0.3%
29,500	Nordstrom, Inc.	1,130,735
Retail - Auto Parts - 0%
1,200	AutoZone, Inc.*	112,332
Retail - Automobile - 0.1%
17,700	Auto Nation, Inc.*	398,604
Retail - Building Products - 0.1%
6,200	Home Depot, Inc.	247,566
5,900	Lowe's Companies, Inc.	371,995
		619,561
Retail - Consumer Electronics - 0.5%
21,300	Best Buy Company, Inc.#	1,206,858
41,800	Circuit City Stores, Inc.#	1,201,750
		2,408,608
Retail - Discount - 0.8%
29,700	Big Lots, Inc.*,#	429,165
26,700	Costco Wholesale Corp.	1,453,281
7,700	Dollar General Corp.	134,442
25,300	Target Corp.	1,343,430
		3,360,318
Retail - Drug Store - 0.5%
22,600	CVS Corp.	671,672
32,500	Walgreen Co.	1,362,725
		2,034,397
Retail - Jewelry - 0.3%
42,100	Tiffany & Co.	1,468,869
Retail - Major Department Stores - 0.3%
20,000	J.C. Penney Company, Inc.	1,309,200
603	Sears Holdings Corp.*,#	86,645
		1,395,845
Retail - Office Supplies - 0.9%
99,400	Office Depot, Inc.*	4,033,652
3,500	Staples, Inc.	92,435
		4,126,087
Retail - Regional Department Stores - 0.3%
13,590	Federated Department Stores, Inc.	1,057,982
7,700	Kohl's Corp.*	429,968
		1,487,950
Retail - Restaurants - 1.3%
35,100	Darden Restaurants, Inc.#	1,389,960
21,400	McDonald's Corp.	739,798
39,000	Starbucks Corp.*	1,453,530
22,500	Wendy's International, Inc.	1,390,050
16,100	Yum! Brands, Inc.#	832,048
		5,805,386
Savings/Loan/Thrifts - 0%
2,800	Golden West Financial Corp.	201,236

Shares or Principal Amount		Value
Semiconductor Components/Integrated Circuits - 0%
700	Linear Technology Corp.#	$24,850
Semiconductor Equipment - 0.1%
31,600	Applied Materials, Inc.	567,220
Steel - Producers - 0%
1,200	Nucor Corp.	130,584
Steel - Specialty - 0.1%
4,700	Allegheny Technologies, Inc.	325,898
Super-Regional Banks - 2.0%
79,726	Bank of America Corp.	3,979,922
16,700	Comerica, Inc.	949,729
2,400	KeyCorp	91,728
37,600	National City Corp.	1,387,440
16,500	PNC Bank Corp.	1,179,255
4,000	SunTrust Banks, Inc.	309,320
8,000	U.S. Bancorp	251,520
3,097	Wachovia Corp.	185,355
8,000	Wells Fargo & Co.	549,520
		8,883,789
Telecommunication Equipment - 0.3%
13,500	ADC Telecommunications, Inc.*,#	302,265
57,800	Tellabs, Inc.*	916,130
		1,218,395
Telecommunication Equipment - Fiber Optics - 0.6%
95,200	Corning, Inc.*	2,630,376
Telephone - Integrated - 2.0%
19,500	ALLTEL Corp.	1,255,215
146,173	AT&T, Inc.	3,831,195
12,300	BellSouth Corp.	415,494
39,300	CenturyTel, Inc.	1,481,610
72,500	Citizens Communications Co.	962,800
19,524	Sprint Nextel Corp.	484,195
15,500	Verizon Communications, Inc.	511,965
		8,942,474
Television - 0.1%
9,100	Univision Communications, Inc. - Class A*	324,779
Therapeutics - 0.7%
51,400	Gilead Sciences, Inc.*	2,955,500
Tobacco - 0.8%
40,500	Altria Group, Inc.	2,962,980
6,500	Reynolds American, Inc.#	712,725
		3,675,705
Tools - Hand Held - 0.1%
13,300	Snap-On, Inc.	551,950
Transportation - Railroad - 1.5%
39,900	Burlington Northern Santa Fe Corp.	3,173,247
10,500	CSX Corp.	719,145
17,200	Norfolk Southern Corp.	928,800
21,200	Union Pacific Corp.	1,933,652
		6,754,844
Transportation - Services - 0.4%
4,800	FedEx Corp.	552,624
5,500	Ryder System, Inc.	286,825
11,300	United Parcel Service, Inc. - Class B	916,091
		1,755,540

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 49

INTECH Risk-Managed Stock Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Travel Services - 0.2%
45,500	Sabre Group Holdings, Inc.	$1,050,595
Web Portals/Internet Service Providers - 0.6%
6,400	Google, Inc. - Class A*	2,674,816
4,400	Yahoo!, Inc.*	144,232
		2,819,048
Wireless Equipment - 0.5%
51,100	Motorola, Inc.	1,090,985
25,000	QUALCOMM, Inc.	1,283,500
		2,374,485
Total Common Stock (cost $378,535,589)		422,157,547
Other Securities - 5.1%
22,576,940	State Street Navigator Securities Lending Prime Portfolio† (cost $22,576,940)	22,576,940
Repurchase Agreement - 2.2%
$9,900,000	Fortis Bank N.V., 4.850% dated 4/28/06, maturing 5/1/06 to be repurchased at $9,904,001 collateralized by $12,350,507 in U.S. Government Agencies 5.048% - 7.125%, 2/15/23 - 10/25/35 with a value of $10,098,012 (cost $9,900,000)	9,900,000
Short-Term U.S. Treasury Bill - 0.3%
1,500,000	U.S. Treasury Bill, 4.565%, due 6/22/06** (amortized cost $1,490,109)	1,490,109
Time Deposit - 2.7%
11,700,000	ING Financial, ETD, 4.86%, 5/1/06 (cost $11,700,000)	11,700,000
Total Investments (total cost $424,202,638) – 106.3%		467,824,596
Liabilities, net of Cash, Receivables and Other Assets – (6.3)%		(27,785,410)
Net Assets – 100%		$440,039,186

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$209,437	0.1%
Cayman Islands	2,356,209	0.5%
Netherlands	1,500,338	0.3%
United States††	463,758,612	99.1%
Total	$467,824,596	100.0%

††Includes Short-Term Securities and Other Securities (89.4% excluding Short-Term Securities and Other Securities)

	Financial Futures -	Long
235 Contracts	S&P 500® E-mini expires June 2006, principle amount $15,369,379, value $15,461,825 cumulative appreciation	$92,446

See Notes to Schedules of Investments and Financial Statements.

50 Janus Core, Risk-Managed and Value Funds April 30, 2006

Janus Mid Cap Value Fund (unaudited)

Ticker: JMCVX

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by

Perkins, Wolf, McDonnell

and Company, LLC

Performance Overview

During the six months ended April 30, 2006, Janus Mid Cap Value Fund's Investor Shares returned 11.19% and the Fund's Institutional Shares returned 11.27%, while its benchmark, the Russell Midcap® Value Index, appreciated 13.58%. The Russell Midcap® Index was up 14.35% and the S&P 500® Index rose 9.64% in the same period. Our stocks performed almost in line with the Russell Midcap® Value Index benchmark, but our relatively high cash position was a drag on our returns.

Strategy in This Environment

Our sector weightings were a positive influence, as we were overweight in three of the strongest groups in the market including transportation, capital goods and diversified financials. Some of our larger buys in the past 6 months (AllianceBernstein, Norfolk Southern and Union Pacific) have returned 20-30% from our purchase prices and now are among our biggest holdings. Longer-term holdings in these sub-sectors, such as Deere and Waste Management, also had better than 20% appreciation. Unlike the previous period, our normal underweightings in utilities helped us, as that sector was among the period's poorest performers. Our long-standing overweightings relative to the benchmark remain in energy, healthcare and industrials, while we continue to be underweight in financials and utilities.

Although we had positive returns in all sectors, in some areas our stocks did not match their respective sector's strong performance. This was the case in the materials area, which was the strongest in the market, led by the metals stocks. We have been surprised by the extreme cyclical strength in these commodities and thus we had eliminated (in retrospect, prematurely) our holdings in prior periods at substantial gains. Thus we did not benefit from the continued strength in this group in the most recent six month period. Other areas that showed well above average returns and where our stocks lagged were in the retailing and telecommunications sectors. The only issues that were down over 25% were Westwood One and Wireless Facilities. Each was a relatively small position, so their negative impact was less than half that of the gains in each of the stocks we mentioned above. Their long-term fundamentals have deteriorated, so we have reduced our holdings. Normally, if long-term prospects have not worsened, we take advantage of price weakness to increase our positions. Thus we added to companies such as Mercury General, J.M. Smucker and Invitrogen after those stocks declined.

Our performance has historically been enhanced by merger and acquisition activity. In the last six months, Fairmont Hotels was acquired by Colony Capital at over twice the price we originally paid in late 2002. Univision and Jones Apparel (both purchased within the last six months) appreciated over 15% after they announced that they had hired investment bankers to assess their value. Consistent with our style, we had bought all these stocks after they had dropped because of near-term earnings disappointments. We believed that at these reduced prices, their long-term prospects were not adequately valued. A significantly smaller gain was realized in the proposed acquisition of Stone Energy. Stone has had operational disappointments, but because we bought it at depressed prices below our calculations of asset value, we had a reasonable positive return. Although we don't know which of our holdings will be targets, we believe that merger and acquisition activity will remain at a high level and may bolster Fund performance.

We are somewhat surprised by the sustained outperformance of small-cap stocks and stocks at the lower end of the mid-cap range. For a variety of reasons, we have always believed that over long periods of time those stocks will outperform their larger-cap brethren. However, within that long-term pattern, there are periods in which the roles are reversed and large-caps do relatively better. The current cycle of large-cap underperformance began in 2000, at a time when large-caps were considerably more expensive than small-caps. Now the valuation disparity has been reversed and small-caps are at or near historic high premiums relative to large-caps. While market momentum could prolong and widen this anomaly, we believe that eventually these relative valuations will become more closely aligned. Unfortunately, this return to more normal relationships could occur in a market decline in which larger-caps drop less than smaller-caps.

Over the life of the Fund, we have stayed within our charter, yet exercised the flexibility allowed by it to pursue value wherever we find it in a broad range of market caps. Reflecting the better values we have found developing in larger-caps, the average market cap of the Fund has moved gradually from below that of the Russell Midcap® Value Index to above it. As of April 28, 2006, over 31% of the Fund was invested in stocks with market caps above $10 billion. Our experience has been that our investment criteria and process has added value with larger-caps as well as smaller. The performance over this past period of our larger-caps such as AllianceBernstein, CVS,

Janus Core, Risk-Managed and Value Funds April 30, 2006 51

Janus Mid Cap Value Fund (unaudited)

Deere, Marathon Oil, Millipore, Norfolk Southern, State Street, Union Pacific and Waste Management has been above average and indicative of the applicability of our approach in this area.

Looking Ahead

We are encouraged that earnings continue to show good growth and that stock prices have not kept pace, resulting in earnings multiples drifting lower. Corporate balance sheets have improving liquidity, and merger and acquisition activity shows signs of sustaining its strong pace. Interest rates are at reasonable levels but are somewhat higher than had been expected, and their peak is still likely in the future. Thus, the near-term macro background is solid, but we think is adequately reflected in current valuation levels. Moreover, the current investor complacency is always subject to an unforeseeable shock and long-term problems, such as federal and trade deficits and mounting healthcare liabilities, are not being addressed. We continue to be concerned that a market correction could be exacerbated by the extensive use of derivatives.

As always, we are more interested in underestimated company valuations than the macro backdrop. In that context, we continue to have difficulty finding enough compelling values to replace stocks that have reached our price objectives and no longer have favorable risk/reward characteristics. We intend to maintain the patient, disciplined approach that has served us well in the past and will avail ourselves of opportunities as they present themselves. In fact, during the period, we did find a few more attractive situations and cash positions were reduced, but remain at an above normal level of over 10%. Most importantly, we are not managing the Fund for quarterly returns, or even annual returns. Rather, we are focused on delivering superior multi-year results versus our benchmark and peers. Thus, we were gratified to be recognized by Standard and Poor's/BusinessWeek as one of 18 "Excellence in Fund Management" award winners for 2006. This award is based on five-year risk-adjusted returns.

As always, we appreciate your joining us as co-investors in the Fund.

Janus Mid Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
AllianceBernstein Holding L.P. Investment management firm - U.S.	0.74%
Norfolk Southern Corp. Rail transportation company - U.S.	0.44%
Union Pacific Corp. Rail transportation operator/provider - U.S.	0.38%
QLogic Corp. Management products/semiconductor provider - U.S.	0.37%
Waste Management, Inc. Waste management services provider - U.S.	0.35%

5 Largest Detractors from Performance – Holdings

Contribution
Westwood One, Inc. Radio & television information services & programming provider - U.S.	(0.17%)
J.M. Smucker Co. Worldwide food products manufacturer - U.S.	(0.13%)
LifePoint Hospitals, Inc. Healthcare services provider - U.S.	(0.13%)
Check Point Software Technologies, Ltd. (U.S. Shares) Internet security provider - U.S.	(0.13%)
H&R Block, Inc. Financial products and services provider - U.S.	(0.09%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	1.99%	11.75%	4.61%
Diversified Financials	1.50%	7.24%	5.13%
Transportation	1.43%	6.14%	2.29%
Technological Hardware & Equipment	1.02%	6.69%	4.06%
Healthcare Equipment & Services	1.01%	9.21%	3.42%

5 Lowest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Software & Services	0.02%	2.50%	2.99%
Utilities	0.10%	1.43%	13.64%
Semiconductors & Semiconductor Equipment	0.11%	0.37%	1.45%
Automobiles & Components	0.13%	1.97%	1.32%
Retailing	0.13%	2.49%	3.40%

52 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.4%
SunTrust Banks, Inc. Super-Regional Banks	2.0%
Berkshire Hathaway, Inc. - Class B Reinsurance	1.9%
Old Republic International Corp. Multi-Line Insurance	1.8%
DPL, Inc. Electric - Integrated	1.3%
9.4%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 0.9% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus Core, Risk-Managed and Value Funds April 30, 2006 53

Janus Mid Cap Value Fund (unaudited)

Performance

  Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Since Inception*
Janus Mid Cap Value Fund Investor Shares	11.19%	20.64%		12.45%		17.97%
Institutional Shares(1)	11.27%	20.79%		12.64%		18.09%
Russell Midcap® Value Index	13.58%	24.75%		13.69%		12.23%
Lipper Quartile	N/A	3	rd	2	nd	1	st
Lipper Ranking - based on total return for Mid-Cap Value Funds	N/A**	201/267		51/146		4/81

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's inception date – August 12, 1998

**The Fund's fiscal year-to-date Lipper ranking is not available.

(1) Closed to new investors.

See "Explanations of Charts, Tables and Financial Statements."

Berger Mid Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Investor Shares are those of Berger Mid Cap Value Fund - Investor Shares. The returns shown prior to April 21, 2003 for Janus Mid Cap Value Fund - Institutional Shares are those of Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003 and Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002.

Due to certain investment strategies, the Fund may have an increased position in cash for temporary defensive purposes.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Janus Services LLC has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2007. Without such waivers, the Fund's total return would have been lower.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper ranking is for the Investor share class only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Investor Shares Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,111.90	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71
Institutional Shares Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,112.70	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91

*Expenses are equal to the annualized expense ratio of 0.94% for Investor Shares and 0.78% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

54 Janus Core, Risk-Managed and Value Funds April 30, 2006

Janus Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 89.8%
Advertising Agencies - 0.7%
450,000	Omnicom Group, Inc.	$40,504,500
Agricultural Chemicals - 0.9%
900,000	Agrium, Inc. (U.S. Shares)	23,238,000
2,000,000	Mosaic Co.*,#	30,000,000
		53,238,000
Apparel Manufacturers - 0.8%
750,000	Jones Apparel Group, Inc.	25,762,500
500,000	Liz Claiborne, Inc.	19,525,000
		45,287,500
Automotive - Truck Parts and Equipment - Original - 0.9%
650,000	Magna International, Inc. - Class A (U.S. Shares)#	50,992,500
Brewery - 1.0%
800,000	Molson Coors Brewing Co. - Class B	59,088,000
Broadcast Services and Programming - 0.5%
3,500,000	Liberty Media Corp. - Class A*	29,225,000
Chemicals - Diversified - 0.6%
1,800,000	Huntsman Corp.*,#	35,370,000
Chemicals - Specialty - 1.9%
4,100,000	Chemtura Corp.#	50,020,000
1,500,000	Lubrizol Corp.	65,415,000
		115,435,000
Coal - 1.0%
600,000	Arch Coal, Inc.#	56,994,000
Commercial Banks - 3.7%
900,000	Compass Bancshares, Inc.	49,464,000
700,000	HSBC Holdings PLC (ADR)#	60,676,000
2,500,000	Synovus Financial Corp.	70,000,000
1,700,000	Valley National Bancorp#	44,268,000
		224,408,000
Commercial Services - 0.3%
1,500,000	ServiceMaster Co.#	18,060,000
Commercial Services - Finance - 0.3%
900,000	H&R Block, Inc.	20,547,000
Computers - Integrated Systems - 1.1%
1,500,000	Diebold, Inc.#	63,825,000
Containers - Metal and Glass - 0.9%
1,400,000	Ball Corp.	55,972,000
Cosmetics and Toiletries - 1.3%
700,000	Alberto-Culver Co.	31,479,000
600,000	Avon Products, Inc.#	19,566,000
700,000	International Flavors & Fragrances, Inc.*	24,731,000
		75,776,000
Data Processing and Management - 0.9%
1,200,000	Fiserv, Inc.*	54,096,000
Diagnostic Equipment - 0.5%
1,050,000	Cytyc Corp.*,#	27,142,500
Disposable Medical Products - 0.6%
500,000	C.R. Bard, Inc.	37,230,000
Distribution/Wholesale - 1.7%
500,000	Genuine Parts Co.	21,825,000
1,500,000	Tech Data Corp.*	55,080,000
350,000	W.W. Grainger, Inc.	26,922,000
		103,827,000

Shares or Principal Amount		Value
Diversified Operations - 1.6%
750,000	Dover Corp.#	$37,312,500
300,000	Illinois Tool Works, Inc.	30,810,000
1,100,000	Tyco International, Ltd. (U.S. Shares)	28,985,000
		97,107,500
Diversified Operations - Commercial Services - 0.7%
2,500,000	Cendant Corp.	43,575,000
Electric - Integrated - 1.3%
2,900,000	DPL, Inc.#	78,793,000
Electric Products - Miscellaneous - 0.3%
200,000	Emerson Electric Co.	16,990,000
Electronic Components - Miscellaneous - 0.7%
2,450,000	Flextronics International, Ltd. (U.S. Shares)*,#	27,832,000
800,000	Vishay Intertechnology, Inc.*,#	12,496,000
		40,328,000
Electronic Components - Semiconductors - 0.8%
1,500,000	QLogic Corp.*	31,215,000
700,000	Xilinx, Inc.	19,369,000
		50,584,000
Fiduciary Banks - 1.6%
1,250,000	Bank of New York Company, Inc.	43,937,500
1,450,000	Mellon Financial Corp.	54,563,500
		98,501,000
Finance - Commercial - 0.5%
600,000	CIT Group, Inc.	32,406,000
Food - Confectionary - 0.7%
1,100,000	J.M. Smucker Co.#	43,186,000
Food - Diversified - 0.6%
800,000	H.J. Heinz Co.	33,208,000
Food - Wholesale/Distribution - 0.3%
650,000	Supervalu, Inc.	18,856,500
Forestry - 0.6%
1,000,000	Plum Creek Timber Company, Inc.#	36,300,000
Hotels and Motels - 0.9%
2,050,000	Hilton Hotels Corp.	55,227,000
Human Resources - 0.8%
1,050,500	Hewitt Associates, Inc. - Class A*	30,453,995
250,000	Manpower, Inc.#	16,287,500
		46,741,495
Industrial Gases - 0.8%
700,000	Air Products and Chemicals, Inc.	47,964,000
Instruments - Scientific - 1.0%
700,000	Fisher Scientific International, Inc.*,#	49,385,000
200,000	Waters Corp.*	9,064,000
		58,449,000
Insurance Brokers - 0.5%
1,000,000	Arthur J. Gallagher & Co.#	27,440,000
Internet Infrastructure Equipment - 0.4%
1,000,000	Avocent Corp.*,#	26,940,000

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 55

Janus Mid Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Internet Security - 0.9%
2,700,000	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	$52,245,000
200,000	Symantec Corp.*	3,276,000
		55,521,000
Investment Management and Advisory Services - 3.8%
2,250,000	AllianceBernstein Holding L.P.#	145,012,500
250,000	Federated Investors, Inc. - Class B	8,775,000
250,000	Franklin Resources, Inc.	23,280,000
2,100,000	Waddell & Reed Financial, Inc. - Class A#	49,392,000
		226,459,500
Machinery - Farm - 0.6%
400,000	Deere & Co.	35,112,000
Medical - Biomedical and Genetic - 0.8%
700,000	Invitrogen Corp.*,#	46,207,000
Medical - Drugs - 0.1%
250,000	Endo Pharmaceuticals Holdings, Inc.*	7,862,500
Medical - Generic Drugs - 0.6%
2,350,000	Perrigo Co.#	37,506,000
Medical - Hospitals - 0.8%
1,500,000	Health Management Associates, Inc. - Class A#	31,065,000
500,000	LifePoint Hospitals, Inc.*,#	15,850,000
		46,915,000
Medical - Nursing Homes - 0.8%
1,050,000	Manor Care, Inc.#	46,042,500
Medical Instruments - 0.7%
650,000	Beckman Coulter, Inc.#	33,384,000
350,000	Boston Scientific Corp.*	8,134,000
		41,518,000
Medical Labs and Testing Services - 0.7%
750,000	Laboratory Corporation of America Holdings*	42,825,000
Medical Products - 1.5%
1,050,000	Biomet, Inc.#	39,039,000
550,000	Cooper Companies, Inc.#	30,151,000
400,000	Henry Schein, Inc.*	18,648,000
		87,838,000
Medical Sterilization Products - 0.1%
371,600	Steris Corp.	8,554,232
Multi-Line Insurance - 1.8%
4,750,000	Old Republic International Corp.	105,687,500
Multimedia - 0.6%
700,000	McGraw-Hill Companies, Inc.	38,962,000
Networking Products - 0.6%
600,000	Foundry Networks, Inc.*,#	8,526,000
1,600,000	Juniper Networks, Inc.*	29,568,000
		38,094,000
Non-Hazardous Waste Disposal - 1.7%
550,000	Republic Services, Inc.	24,205,500
2,050,000	Waste Management, Inc.	76,793,000
		100,998,500
Office Automation and Equipment - 1.8%
1,600,000	Pitney Bowes, Inc.	66,960,000
3,000,000	Xerox Corp.*	42,120,000
		109,080,000

Shares or Principal Amount		Value
Oil - Field Services - 0.8%
600,000	BJ Services Co.	$22,830,000
300,000	Halliburton Co.	23,445,000
		46,275,000
Oil Companies - Exploration and Production - 7.3%
650,000	Anadarko Petroleum Corp.#	68,133,000
450,000	Apache Corp.	31,968,000
1,000,000	Cimarex Energy Co.#	42,950,000
1,100,000	Forest Oil Corp.*,#	40,227,000
1,100,000	Murphy Oil Corp.#	55,198,000
1,750,000	Newfield Exploration Co.*	78,049,999
1,450,000	Noble Energy, Inc.	65,221,000
300,000	Southwestern Energy Co.*	10,806,000
550,000	St. Mary Land & Exploration Co.	23,188,000
450,000	Stone Energy Corp.*,#	21,195,000
		436,935,999
Oil Companies - Integrated - 0.5%
400,000	Marathon Oil Corp.	31,744,000
Oil Refining and Marketing - 0.3%
250,000	Sunoco, Inc.	20,260,000
Paper and Related Products - 2.9%
1,287,480	Potlatch Corp.#	50,134,471
1,250,000	Rayonier, Inc.#	51,450,000
1,600,000	Smurfit-Stone Container Corp.*,#	20,720,000
1,050,000	Temple-Inland, Inc.#	48,762,000
		171,066,471
Pharmacy Services - 0.5%
550,000	Omnicare, Inc.#	31,190,500
Pipelines - 1.0%
1,100,000	Western Gas Resources, Inc.#	57,200,000
Property and Casualty Insurance - 0.5%
600,000	Mercury General Corp.	32,022,000
Publishing - Newspapers - 0.2%
500,000	Tribune Co.#	14,415,000
Publishing - Periodicals - 0.2%
700,000	Reader's Digest Association, Inc.#	9,646,000
Radio - 0.5%
2,300,000	Cox Radio, Inc. - Class A*,#,£	29,693,000
Real Estate Operating/Development - 0.2%
200,000	St. Joe Co.#	11,232,000
Reinsurance - 2.9%
38,000	Berkshire Hathaway, Inc. - Class B*,#	112,176,000
2,300,000	IPC Holdings, Ltd.#	61,341,000
		173,517,000
REIT - Apartments - 0.3%
400,000	Archstone-Smith Trust, Inc.	19,552,000
REIT - Health Care - 0.5%
1,150,000	Health Care Property Investors, Inc.	31,533,000
REIT - Office Property - 0.4%
250,000	Alexandria Real Estate Equities, Inc.	22,650,000
REIT - Regional Malls - 0.4%
300,000	Macerich Co.	21,966,000
REIT - Shopping Centers - 0.3%
400,000	Weingarten Realty Investors	15,764,000

See Notes to Schedules of Investments and Financial Statements.

56 Janus Core, Risk-Managed and Value Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
REIT - Warehouse and Industrial - 1.0%
1,250,000	ProLogis#	$62,775,000
Resorts and Theme Parks - 0.7%
650,000	Intrawest Corp. (U.S. Shares)#	23,335,000
500,000	Vail Resorts, Inc.*,#	18,800,000
		42,135,000
Retail - Apparel and Shoe - 1.3%
1,600,000	Foot Locker, Inc.	37,088,000
800,000	Gap, Inc.	14,472,000
1,000,000	Talbots, Inc.#	23,720,000
		75,280,000
Retail - Auto Parts - 0.6%
400,000	AutoZone, Inc.*	37,444,000
Retail - Drug Store - 0.8%
1,700,000	CVS Corp.	50,524,000
Retail - Major Department Stores - 0.4%
1,050,000	Saks, Inc.*,#	21,147,000
Retail - Restaurants - 0.3%
800,000	Applebee's International, Inc.#	18,568,000
Rubber - Tires - 0.6%
2,923,400	Cooper Tire & Rubber Co.#,£	37,127,180
Savings/Loan/Thrifts - 1.1%
1,450,000	Astoria Financial Corp.#	45,414,000
800,000	Washington Federal, Inc.#	19,136,000
		64,550,000
Schools - 0.3%
300,000	Apollo Group, Inc. - Class A*	16,392,000
Super-Regional Banks - 2.8%
700,000	PNC Bank Corp.	50,029,000
1,550,000	SunTrust Banks, Inc.	119,861,500
		169,890,500
Telecommunication Equipment - 0.4%
1,400,000	Andrew Corp.*,#	14,812,000
700,000	Avaya, Inc.*,#	8,400,000
		23,212,000
Telephone - Integrated - 1.4%
950,000	ALLTEL Corp.	61,151,500
650,000	CenturyTel, Inc.#	24,505,000
		85,656,500
Television - 0.7%
1,100,000	Univision Communications, Inc. - Class A*,#	39,259,000
Toys - 0.3%
1,200,000	Mattel, Inc.	19,416,000
Transportation - Railroad - 3.3%
500,000	CSX Corp.	34,245,000
2,000,000	Kansas City Southern*,#	48,600,000
1,250,000	Norfolk Southern Corp.	67,500,000
550,000	Union Pacific Corp.	50,165,500
		200,510,500

Shares or Principal Amount		Value
Transportation - Services - 1.1%
2,598,800	Laidlaw International, Inc.	$64,320,300
Transportation - Truck - 1.3%
3,250,000	J.B. Hunt Transport Services, Inc.#	77,447,500
Wireless Equipment - 0.1%
989,129	Wireless Facilities, Inc.*,#	4,322,494
Total Common Stock (cost $4,712,316,515)		5,381,436,171
Money Markets - 8.6%
290,000,000	Janus Institutional Cash Reserves Fund, 4.83%	290,000,000
225,000,000	Janus Money Market Fund, 4.77%	225,000,000
Total Money Markets (cost $515,000,000)		515,000,000
Other Securities - 9.6%
575,727,492	State Street Navigator Securities Lending Prime Portfolio† (cost $575,727,492)	575,727,492
Short-Term U.S. Government Agencies - 0.6%
$20,000,000	Fannie Mae 4.35%, 3/8/06	20,000,000
20,000,000	Freddie Mac 4.54%, 5/30/06	19,926,856
Total Short-Term U.S. Government Agencies (amortized cost $39,926,856)		39,926,856
Time Deposits - 1.3%
	Dexia CLF Finance Co., ETD:
14,000,000	4.85%, 5/1/06	14,000,000
66,400,000	4.82%, 5/1/06	66,400,000
Total Time Deposits (cost $80,400,000)		80,400,000
Total Investments (total cost $5,923,370,863) – 109.9%		6,592,490,519
Liabilities, net of Cash, Receivables and Other Assets – (9.9)%		(595,655,375)
Net Assets – 100%		$5,996,835,144

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$90,326,000	1.4%
Canada	97,565,500	1.5%
Israel	52,245,000	0.8%
Singapore	27,832,000	0.4%
United Kingdom	60,676,000	0.9%
United States††	6,263,846,019	95.0%
Total	$6,592,490,519	100.0%

††Includes Short-Term Securities and Other Securities (76.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 57

Janus Small Cap Value Fund (unaudited) (closed to new investors)

Ticker: JSCVX

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Managed by

Perkins, Wolf, McDonnell

and Company, LLC

Performance Overview

Janus Small Cap Value Fund lagged its benchmark, the Russell 2000® Value Index, through the first four months of 2006. As a result, the Fund's Investor Shares and Institutional Shares posted gains of 10.15% and 10.28%, respectively, during the six-month period ended April 30, 2006 while the benchmark advanced 17.52%.

While 2005 was a year in which stock picking took on increasing importance and the Fund faired relatively well, stock selection detracted from performance for the six-month period ended April 30, 2006. Of the broader 24 sectors comprising the benchmark, only two posted negative returns – media, and automobiles and components. The Fund's holdings in these two areas performed relatively well, but a larger than the benchmark stake in both, as well as significantly underperforming holdings in the telecommunication services sector detracted from results.

However, these three areas aren't responsible for all of the underperformance in the period. As we have often said, we do not manage the Fund for short-term returns. Within our investment process, we attempt to identify companies that we believe are being temporarily mis-priced relative to long-term prospects, or try to identify out-of-favor industries. This becomes increasingly difficult when volatility is low and broad-based momentum takes over, as seemed to be the case for the market through the first four months of 2006, especially with respect to small-cap stocks. Furthermore, we sell positions when they reach the price targets we set which are based on what we feel are realistic multiples of longer-term normalized earnings streams. While we managed to marginally reduce the negative effect of a relatively large cash position by adding to our equity holdings, we continued to emphasize companies that are financially sound and have relatively predictable cash flows. Accordingly, it could be argued that our adherence to this process affected our relative returns. Merrill Lynch strategists determined low-quality small-cap stocks (defined as companies with market caps less than $2.7 billion) generally outperformed high-quality small-caps during the period. And after realizing significant long-term gains in the highly cyclical stocks that we eliminated in 2005 at what history says were fair multiples of our estimates of peak earnings, we have seen their multiples expand as though those earnings estimates are merely mid-cycle.

Holdings that Detracted from Performance

Looking at the Fund's individual holdings, the worst performer during the period was specialty communications consulting firm Wireless Facilities. Having endured a rough 2005, in which costs ran higher than anticipated, the wireless network designer struggled to meet financial targets during the period. As it shed its problematic operations in Mexico and holds minimal long-term debt, we waited out a potential turnaround.

Another notable detractor was LifePoint Hospitals, which owns and operates 53 rural hospitals, including five in Louisiana. The company struggled to recover from Hurricane Katrina and contended with concerns over Medicare reimbursement policies and its integration of Province Healthcare – a 2005 acquisition – but our analysis prompted us to increase the Fund's exposure.

Our media names performed essentially in line with the Index, but as noted previously, the Fund's overweight position in the sector hurt relative results. During the period, radio broadcaster Entercom Communications announced it would start returning cash to shareholders in the form of a dividend. Resulting in a projected yield of around 5%, the stock held up better than the rest of the media group, although it still diminished returns. Recently, consolidation in the industry has increased, and based on multiples being paid, it appears to us that Entercom is undervalued, so we increased our stake.

Among auto-related names, the Fund absorbed losses in tiremaker Cooper Tire & Rubber and Superior Industries International, which manufactures aluminum wheels. We remain comfortable with the long-term prospects of Cooper Tire, which recently entered the Chinese market with an acquisition, but we feel the headwinds facing Superior have become quite strong, so we pared back our stake.

Holdings that Contributed to Performance

Areas of strength for the Fund during the period included the industrial, information technology and material sectors. These economically sensitive areas extended the relative strength each experienced in the fourth quarter of 2005, most likely due to the general consensus that interest rate hikes are nearing an end and corporate spending will continue. The period's best performer and also a top ten holding for the Fund, cash-rich machinery company Kaydon, is a member of the industrial group. The position was built, for the most part, in 2005 as the stock lagged its peers. As Kaydon reported earnings above expectations, and the market began to understand the flexibility of its balance sheet, the stock began to narrow the valuation gap.

While we had a relatively large exposure to materials, the weighting consisted entirely of paper/forest product and specialty chemical stocks. Although the chemical stocks ranked among the Fund's best performers in 2005 from a relative standpoint, our holding's gains this year have lagged more speculative peers. We built positions in paper/forest product companies Glatfelter and Wausau Paper in 2005 as the stocks lagged the sector. These investments rewarded shareholders during the period as earnings prospects for both companies improved off of a low base, and the market remains preoccupied with the value of land – of which both have substantial tracts.

Within the consumer discretionary group, we were rewarded for adding to our position in apparel retailer Aeropostale on

58 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

weakness. The stock recovered nicely, and we were pleased to exit the position once our price objective was met. We had a similar experience with retailer Border's Group during the period, albeit with less dramatic returns. While we are generally skeptical of the earnings prospects for consumer stocks for the balance of 2006 and into 2007, we continue to believe in the strategy of opportunistically buying companies with healthy balance sheets, trading at historically low valuations on lowered expectations

Lastly, within the technology industry, transaction processing software developer TNS announced in March that it had received a management-led buyout offer. As we had taken advantage of a slump in the stock following a disappointing quarterly report, we enjoyed the takeout-driven lift and locked in some profits by selling a portion of our stake as it reached our target.

Investment Strategy and Outlook

For a variety of reasons, we have always believed that over long periods of time small-cap stocks outperform their larger-cap brethren. However, within that pattern of long-term performance, there are periods in which the roles are reversed and large-cap stocks do relatively better. Our Fund, over multiple market cycles has shown the ability to generate top tier returns, as evidenced by our 10-year annualized return of 15.60% for the Fund's Investor Shares and 15.90% for the Fund's Institutional Shares versus our benchmark's 13.75% return and the 8.94% annualized return of the S&P 500® Index.

The current cycle of small-cap outperformance began in 2000, at a time when large-caps were considerably more expensive than small-caps. Now, the valuation disparity has been reversed and small-caps are at or near historically high premiums relative to large-caps. While market momentum could prolong and widen this anomaly, we believe that eventually these relative valuations will become more closely aligned. Unfortunately, this reversion could occur in a market decline in which larger-caps drop less than smaller-caps, which historically has been the type of market in which the Fund has done relatively well.

In any case, we feel our disciplined approach to investing is the best approach to above-average returns over multiple market cycles. And, in sticking to our process of investing in what we view as temporarily mis-priced, fundamentally sound situations, we have recently added to our personal investments in the Fund.

As always, we appreciate your joining us as co-investors in Janus Small Cap Value Fund.

Janus Small Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Kaydon Corp. Custom-engineered products designer - U.S.	0.77%
Stratex Networks, Inc. Wireless solutions company - U.S.	0.68%
Home Properties, Inc Real estate investment trust - U.S.	0.67%
Wolverine World Wide, Inc. Shoe manufacturer - U.S.	0.50%
TTM Technologies, Inc. Manufacturer of printed circuit boards - U.S.	0.46%

5 Largest Detractors from Performance – Holdings

Contribution
Wireless Facilities, Inc. Diversified communication services company - U.S.	(0.23%)
LifePoint Hospitals, Inc. Healthcare services provider - U.S.	(0.20%)
Pixelworks, Inc. Semiconductor and software developer - U.S.	(0.17%)
First Financial Bancorp Financial holding company - U.S.	(0.16%)
Reader's Digest Association, Inc Publisher - U.S.	(0.16%)

5 Largest Contributors to Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Capital Goods	1.92%	7.99%	11.15%
Materials	1.78%	9.82%	6.15%
Technology Hardware & Equipment	1.77%	5.04%	6.48%
Energy	1.59%	9.79%	4.87%
Real Estate	1.31%	7.77%	10.78%

5 Largest Detractors from Performance – Sectors

Group	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Media	(0.50%)	3.84%	1.94%
Telecommunications Services	(0.30%)	1.05%	1.83%
Semiconductors & Semiconductor Equipment	(0.15%)	0.81%	2.94%
Food & Staples Retailing	(0.07%)	3.96%	0.94%
Automobiles & Components	(0.02%)	3.48%	1.42%

Janus Core, Risk-Managed and Value Funds April 30, 2006 59

Janus Small Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
Wolverine World Wide, Inc. Footwear & Related Apparel	2.7%
Lubrizol Corp. Chemicals - Specialty	2.4%
Laidlaw International, Inc. Transportation - Services	2.2%
Kaydon Corp. Metal Processors and Fabricators	2.1%
Old Republic International Corp. Multi-Line Insurance	2.1%
11.5%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 1.1% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

60 Janus Core, Risk-Managed and Value Funds April 30, 2006

(unaudited)

Performance

  Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year
Janus Small Cap Value Fund Investor Shares	10.15%	20.30%		10.80%		15.60%
Institutional Shares(1)	10.28%	20.53%		11.08%		15.90%
Russell 2000® Value Index	17.52%	30.85%		15.25%		13.75%
Lipper Quartile	N/A	4	th	3	rd	N/A
Lipper Ranking - based on total return for Small-Cap Core Funds	N/A*	612/633		243/373		N/A*

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The Fund's fiscal year-to-date and ten-year Lipper rankings are not available.

(1) Closed to new investors.

See "Explanations of Charts, Tables and Financial Statements."

Berger Small Cap Value Fund was reorganized into the Fund on April 21, 2003. The returns shown prior to April 21, 2003 for Janus Small Cap Value Fund - Investor Shares are those of Berger Small Cap Value Fund - Investor Shares for the period February 14, 1997 to April 17, 2003 and Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund) for periods prior to February 14, 1997. The returns shown for Janus Small Cap Value Fund - Institutional Shares are those of Berger Small Cap Value Fund - Institutional Shares for the periods prior to April 21, 2003.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Janus Services LLC has contractually agreed to waive the transfer agency fees payable by the Fund's Institutional Shares to the level indicated in the prospectus until at least March 1, 2007. Without such waivers, the Fund's total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Lipper Ranking is for the Investor share class only; other classes may have different performance characteristics.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,101.50	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11
Expense Example - Institutional Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,102.80	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01

*Expenses are equal to the annualized expense ratio of 1.02% for Investor Shares and 0.80% for Institutional Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Services for Institutional Shares.

Janus Core, Risk-Managed and Value Funds April 30, 2006 61

Janus Small Cap Value Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 92.4%
Agricultural Chemicals - 1.6%
1,825,327	UAP Holding Corp.	$37,711,256
Athletic Equipment - 0.3%
482,600	Nautilus, Inc.#	7,914,640
Automotive - Truck Parts and Equipment - Original - 0.6%
95,260	Modine Manufacturing Co.#	2,763,493
600,000	Superior Industries International, Inc.#	11,292,000
		14,055,493
Building - Mobile Home and Manufactured Homes - 0.7%
1,200,000	Monaco Coach Corp.#	16,704,000
Building and Construction Products - Miscellaneous - 0.7%
600,000	Trex Company, Inc.*,#	17,928,000
Chemicals - Plastics - 0.3%
300,000	Spartech Corp.#	7,089,000
Chemicals - Specialty - 5.7%
1,850,000	Ferro Corp.#	35,668,000
1,350,000	Lubrizol Corp.	58,873,500
1,254,500	MacDermid, Inc.#	43,029,350
		137,570,850
Circuit Boards - 0.5%
700,000	TTM Technologies, Inc.*,#	11,382,000
Coal - 1.5%
390,000	Arch Coal, Inc.#	37,046,100
Commercial Banks - 6.1%
1,900,000	F.N.B. Corp.#	31,882,000
863,939	First Charter Corp.#	20,535,830
1,460,000	First Financial Bancorp.#	23,403,800
200,800	First Midwest Bancorp, Inc.#	7,234,824
1,350,000	Old National Bancorp#	27,864,000
1,000,000	Susquehanna Bancshares, Inc.#	23,870,000
403,845	TD Banknorth, Inc.#	11,990,158
		146,780,612
Commercial Services - Finance - 0.7%
800,000	TNS, Inc.*,#	16,584,000
Communications Software - 0.5%
570,800	Inter-Tel, Inc.#	13,094,152
Computer Services - 1.7%
1,200,000	Covansys Corp.*	20,880,000
909,700	Manhattan Associates, Inc.*,#	19,749,587
		40,629,587
Consulting Services - 0.4%
246,300	MAXIMUS, Inc.	8,581,092
Decision Support Software - 0.8%
1,700,000	NetIQ Corp.*,#	20,400,000
Distribution/Wholesale - 0.8%
525,000	Tech Data Corp.*	19,278,000
Diversified Operations - 0.9%
1,150,000	Federal Signal Corp.#	21,539,500
Electric Products - Miscellaneous - 0.5%
400,000	Littelfuse, Inc.*,#	12,916,000
Electronic Components - Semiconductors - 0.3%
1,783,000	Pixelworks, Inc.*,#	7,042,850
Electronic Measuring Instruments - 0.7%
700,000	Orbotech, Ltd.*,#	17,787,000

Shares or Principal Amount		Value
Engines - Internal Combustion - 0.3%
221,700	Briggs & Stratton Corp.#	$7,480,158
Food - Diversified - 0.4%
375,000	Corn Products International, Inc.#	10,500,000
Food - Retail - 1.1%
1,100,000	Ruddick Corp.#	25,531,000
Food - Wholesale/Distribution - 1.0%
800,000	Supervalu, Inc.	23,208,000
Footwear and Related Apparel - 2.7%
2,649,100	Wolverine World Wide, Inc.#	65,803,644
Instruments - Scientific - 1.3%
620,000	FEI Co.*,#	13,478,800
425,000	Varian, Inc.*,#	18,389,750
		31,868,550
Internet Infrastructure Equipment - 0.6%
550,000	Avocent Corp.*,#	14,817,000
Internet Infrastructure Software - 0.3%
500,300	RADWARE Ltd. (U.S. Shares)*,#	7,929,755
Internet Security - 0.4%
1,200,000	SonicWALL, Inc.*	10,188,000
Investment Management and Advisory Services - 2.0%
2,000,000	Waddell & Reed Financial, Inc. - Class A#	47,040,000
Machinery - General Industrial - 1.5%
950,000	Albany International Corp. - Class A#	37,145,000
Medical - Biomedical and Genetic - 0.5%
392,900	Serologicals Corp.*,#	12,227,048
Medical - Generic Drugs - 1.8%
2,700,000	Perrigo Co.#	43,092,000
Medical - HMO - 0.8%
575,000	Molina Healthcare, Inc.*,#	18,802,500
Medical - Hospitals - 0.9%
690,000	LifePoint Hospitals, Inc.*,#	21,873,000
Medical - Nursing Homes - 0.7%
400,000	Manor Care, Inc.#	17,540,000
Medical Information Systems - 0.6%
1,200,000	Dendrite International, Inc.*,#	14,916,000
Medical Instruments - 0.2%
298,642	Symmetry Medical, Inc.*,#	5,942,976
Medical Products - 2.3%
825,000	Invacare Corp.#	25,286,250
1,250,000	Wright Medical Group, Inc.*,#	29,337,500
		54,623,750
Medical Sterilization Products - 1.1%
1,106,100	Steris Corp.	25,462,422
Metal Processors and Fabricators - 2.1%
1,200,000	Kaydon Corp.#	51,528,000
Multi-Line Insurance - 2.1%
2,250,000	Old Republic International Corp.	50,062,500
Oil Companies - Exploration and Production - 6.1%
171,243	Complete Production Services, Inc.*	4,525,952
500,000	Edge Petroleum Corp.*,#	11,555,000
850,000	Forest Oil Corp.*	31,084,500
300,000	Newfield Exploration Co.*	13,380,000
1,200,000	Petrohawk Energy Corp.*,#	15,096,000

See Notes to Schedules of Investments and Financial Statements.

62 Janus Core, Risk-Managed and Value Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
950,000	St. Mary Land & Exploration Co.#	$40,052,000
650,000	Stone Energy Corp.*,#	30,615,000
		146,308,452
Paper and Related Products - 4.8%
900,000	Glatfelter#	16,848,000
478,938	Potlatch Corp.#	18,649,846
950,000	Rayonier, Inc.	39,102,000
700,000	Schweitzer-Mauduit International, Inc.#	16,947,000
1,650,000	Wausau Paper Corp.#	23,727,000
		115,273,846
Property and Casualty Insurance - 0.4%
314,133	Harleysville Group, Inc.#	9,423,990
Publishing - Books - 0.6%
575,000	Scholastic Corp.*,#	15,260,500
Publishing - Periodicals - 1.4%
2,400,000	Reader's Digest Association, Inc.#	33,072,000
Radio - 1.7%
975,000	Cox Radio, Inc. - Class A*,#	12,587,250
1,100,000	Entercom Communications Corp.#	29,117,000
		41,704,250
Reinsurance - 0.7%
628,200	IPC Holdings, Ltd.#	16,754,094
REIT - Apartments - 1.2%
575,000	Home Properties, Inc.	28,761,500
REIT - Manufactured Homes - 0.8%
425,000	Equity Lifestyle Properties, Inc.#	18,695,750
REIT - Office Property - 0.6%
150,000	Alexandria Real Estate Equities, Inc.#	13,590,000
REIT - Warehouse and Industrial - 0.6%
300,000	EastGroup Properties, Inc.	13,401,000
Research and Development - 0.6%
625,000	PRA International*	14,537,500
Resorts and Theme Parks - 0.6%
379,600	Intrawest Corp. (U.S. Shares)#	13,627,640
Retail - Apparel and Shoe - 1.6%
800,000	Hot Topic, Inc.*,#	11,864,000
584,300	Kenneth Cole Productions, Inc.#	14,905,493
550,000	Talbots, Inc.#	13,046,000
		39,815,493
Retail - Convenience Stores - 1.7%
1,900,000	Casey's General Stores, Inc.#	40,641,000
Retail - Discount - 2.3%
1,300,000	Big Lots, Inc.*,#	18,785,000
1,747,000	Fred's, Inc.	24,789,930
575,000	Tuesday Morning Corp.#	10,896,250
		54,471,180
Retail - Pet Food and Supplies - 0.5%
600,000	PETCO Animal Supplies, Inc.*	13,140,000
Retail - Propane Distribution - 1.1%
1,000,000	Inergy L.P.#	26,550,000
Rubber - Tires - 1.2%
2,200,000	Cooper Tire & Rubber Co.#	27,940,000

Shares or Principal Amount		Value
Savings/Loan/Thrifts - 5.6%
1,700,000	Brookline Bancorp, Inc.#	$25,160,000
1,800,000	Dime Community Bancshares#	25,506,000
1,800,000	First Niagara Financial Group, Inc.#	25,200,000
1,000,000	Flushing Financial Corp.#,£	16,930,000
1,500,000	Provident Financial Services, Inc.#	27,375,000
650,000	Washington Federal, Inc.#	15,548,000
		135,719,000
Schools - 0.4%
431,900	Universal Technical Institute, Inc.*	10,646,335
Semiconductor Components/Integrated Circuits - 0.3%
335,800	Standard Microsystems Corp.*	7,824,140
Semiconductor Equipment - 0.8%
750,000	Brooks Automation, Inc.*,#	10,140,000
450,000	Photronics, Inc.*,#	8,086,500
		18,226,500
Telecommunication Services - 0.7%
2,144,100	Premiere Global Services, Inc.*,#	16,745,421
Transportation - Railroad - 1.6%
1,600,000	Kansas City Southern*,#	38,880,000
Transportation - Services - 2.2%
2,100,000	Laidlaw International, Inc.#	51,975,000
Transportation - Truck - 1.1%
1,100,000	J.B. Hunt Transport Services, Inc.#	26,213,000
Wireless Equipment - 1.2%
3,424,862	Stratex Networks, Inc.*,#	21,610,879
1,829,294	Wireless Facilities, Inc.*,#	7,994,015
		29,604,894
Total Common Stock (cost $1,832,239,175)		2,228,417,920
Money Markets - 6.6%
85,000,000	Janus Institutional Cash Reserves Fund, 4.83%	85,000,000
75,000,000	Janus Money Market Fund, 4.77%	75,000,000
Total Money Markets (cost $160,000,000)		160,000,000
Other Securities - 20.1%
483,417,062	State Street Navigator Securities Lending Prime Portfolio† (cost $483,417,062)	483,417,062
Time Deposit - 0.7%
$15,900,000	Dexia CLF Finance Co., ETD 4.82%, 5/1/06 (cost $15,900,000)	15,900,000
Total Investments (total cost $2,491,556,237) – 119.8%		2,887,734,982
Liabilities, net of Cash, Receivables and Other Assets – (19.8)%		(477,774,427)
Net Assets – 100%		$2,409,960,555

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$16,754,094	0.6%
Canada	13,627,640	0.5%
Israel	25,716,755	0.9%
United States††	2,831,636,493	98.0%
Total	$2,887,734,982	100.0%

††Includes Short-Term Securities and Other Securities (75.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 63

Statements of Assets and Liabilities

As of April 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Balanced Fund	Janus Contrarian Fund		Janus Core Equity Fund		Janus Growth and Income Fund
Assets:
Investments at cost(2)	$2,580,929	$2,944,648		$933,260		$5,914,970
Investments at value(2)	$3,017,479	$4,079,368		$1,112,093		$7,549,284
Cash	7,310	34,579		1,064		2,901
Cash denominated in foreign currency(3)	–	566		–		1,170
Receivables:
Investments sold	11,319	19,603		3,908		21,411
Fund shares sold	1,083	3,589		1,932		6,719
Dividends	1,461	4,075		1,125		7,174
Interest	11,274	26		17		198
Other assets	15	20		5		34
Forward currency contracts	–	241		–		–
Total Assets	3,049,941	4,142,067		1,120,144		7,588,891
Liabilities:
Payables:
Options written, at value(4)	–	1,850		–		–
Collateral for securities loaned (Note 1)	480,667	242,922		48,689		399,819
Investments purchased	12,873	12,723		1,487		17,517
Fund shares repurchased	2,139	1,428		515		3,406
Dividends and distributions	–	–		–		–
Advisory fees	1,158	1,995		521		3,624
Transfer agent fees and expenses	469	685		189		1,261
Administrative services fees	N/A	N/A		N/A		N/A
Non-interested Trustees' fees and expenses	3	–		1		3
Foreign tax liability	–	1,116		143		1,011
Accrued expenses	278	445		124		630
Variation margin	–	–		–		–
Forward currency contracts	1,925	13,718		160		2,284
Total Liabilities	499,512	276,882		51,829		429,555
Net Assets	$2,550,429	$3,865,185		$1,068,315		$7,159,336
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,323,740	$2,583,809		$916,525		$5,875,053
Undistributed net investment income/(loss)*	5,563	28,587		2,228		21,527
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(213,514)	131,586		(28,965)		(368,288)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	434,640	1,121,203	(5)	178,527	(5)	1,631,044	(5)
Total Net Assets	$2,550,429	$3,865,185		$1,068,315		$7,159,336
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	109,532	229,117		42,017		186,108
Net Asset Value Per Share	$23.28	$16.87		$25.43		$38.47
Net Assets - Investor Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share
Net Assets - Institutional Shares
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)
Net Asset Value Per Share

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Risk-Managed Stock Fund.

(2)  Investments at cost and value include $470,886,436, $236,297,908, $47,478,505, $388,905,906, $22,076,337, $561,808,810 and $471,106,330 of securities loaned for Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively (Note 1).

(3) Includes cost of $555,166, $1,147,002 and $15,055 for Janus Contrarian Fund, Janus Growth and Income Fund and Janus Research Fund, respectively.

(4) Includes premiums of $2,782,113 on written options for Janus Contrarian Fund.

(5) Net of foreign taxes on investments of $1,116,496, $143,189, $1,011,254 and $133,357 for Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund and Janus Research Fund, respectively.

See Notes to Financial Statements.

64 Janus Core, Risk-Managed and Value Funds April 30, 2006

As of April 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Research Fund		INTECH Risk-Managed Stock Fund(1)	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Assets:
Investments at cost(2)	$79,721		$424,203	$5,923,371	$2,491,556
Investments at value(2)	$87,616		$467,825	$6,592,491	$2,887,735
Cash	260		187	1,180	505
Cash denominated in foreign currency(3)	15		–	–	–
Receivables:
Investments sold	913		10,780	70,346	22,429
Fund shares sold	453		667	11,468	1,328
Dividends	93		389	2,808	1,870
Interest	–		10	1,729	676
Other assets	–		2	34	19
Forward currency contracts	4		–	–	–
Total Assets	89,354		479,867	6,680,056	2,914,562
Liabilities:
Payables:
Options written, at value(4)	–		–	–	–
Collateral for securities loaned (Note 1)	–		22,577	575,727	483,417
Investments purchased	1,454		16,569	97,876	14,058
Fund shares repurchased	68		308	4,582	4,911
Dividends and distributions	–		–	–	1
Advisory fees	45		178	3,082	1,441
Transfer agent fees and expenses	16		80	912	271
Administrative services fees	N/A		18	244	101
Non-interested Trustees' fees and expenses	1		3	2	7
Foreign tax liability	133		–	–	–
Accrued expenses	33		95	796	394
Variation margin	–		7	–	–
Forward currency contracts	201		–	–	–
Total Liabilities	1,951		39,828	683,221	504,601
Net Assets	$87,403		$440,039	$5,996,835	$2,409,961
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$74,610		$374,180	$5,040,728	$1,805,164
Undistributed net investment income/(loss)*	39		993	34,801	24,721
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	5,201		21,164	252,186	183,897
Unrealized appreciation/(depreciation) of investments and foreign currency translations	7,553	(5)	43,702	669,120	396,179
Total Net Assets	$87,403		$440,039	$5,996,835	$2,409,961
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,813		27,771
Net Asset Value Per Share	$12.83		$15.85
Net Assets - Investor Shares				$5,037,409	$1,278,235
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)				212,944	43,568
Net Asset Value Per Share				$23.66	$29.34
Net Assets - Institutional Shares				$959,426	$1,131,726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)				40,393	38,290
Net Asset Value Per Share				$23.75	$29.56

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 65

Statements of Operations

For the six-month period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Balanced Fund	Janus Contrarian Fund	Janus Core Equity Fund	Janus Growth and Income Fund
Investment Income:
Interest	$21,321	$867	$882	$1,519
Securities lending income	410	77	48	426
Dividends	11,036	44,454	6,165	74,279
Dividends from affiliate	–	638	–	464
Foreign tax withheld	(279)	(1,054)	(137)	(1,206)
Total Investment Income	32,488	44,982	6,958	75,482
Expenses:
Advisory fees	7,003	10,638	2,727	20,235
Transfer agent fees and expenses	2,767	3,754	1,035	7,040
Registration fees	25	68	45	123
Postage and mailing expenses	67	209	48	277
Custodian fees	31	170	15	79
Professional fees	15	17	12	18
Non-interested Trustees' fees and expenses	40	49	21	87
Printing expenses	101	249	68	320
System fees	11	8	7	7
Administrative services fees	N/A	N/A	N/A	N/A
Other expenses	296	416	126	627
Non-recurring costs (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	10,356	15,578	4,104	28,813
Expense and Fee Offset	(109)	(124)	(39)	(184)
Net Expenses	10,247	15,454	4,065	28,629
Less: Excess Expense Reimbursement	–	–	–	–
Net Expenses after Expense Reimbursement	10,247	15,454	4,065	28,629
Net Investment Income/(Loss)	22,241	29,528	2,893	46,853
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	55,055	281,095	47,162	183,523
Net realized gain/(loss) from foreign currency transactions	328	(7,804)	36	1,222
Net realized gain/(loss) from futures contracts	–	–	–	–
Net realized gain/(loss) from options contracts	–	(636)	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	135,111	308,955 (3)	68,561 (3)	580,114 (3)
Payment from affiliate (Note 2)	2	7	–	4
Net Gain/(Loss) on Investments	190,496	581,617	115,759	764,863
Net Increase/(Decrease) in Net Assets Resulting from Operations	$212,737	$611,145	$118,652	$811,716

(1)  Formerly named Janus Risk-Managed Stock Fund.

(2)  Net of capital gain taxes on investments of $3,725 for Janus Research Fund.

(3)  Net of foreign taxes on investments of $1,116,496, $143,189, $1,011,254 and $133,357 for Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund and Janus Research Fund, respectively.

See Notes to Financial Statements.

66 Janus Core, Risk-Managed and Value Funds April 30, 2006

For the six-month period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Research Fund		INTECH Risk-Managed Stock Fund(1)	Janus Mid Cap Value Fund	Janus Small Cap Value Fund
Investment Income:
Interest	$49		$404	$5,054	$3,567
Securities lending income	–		1	232	531
Dividends	645		3,411	74,639	28,056
Dividends from affiliate	–		–	9,379	4,119
Foreign tax withheld	(12)		–	(125)	(2)
Total Investment Income	682		3,816	89,179	36,271
Expenses:
Advisory fees	219		1,030	17,402	9,057
Transfer agent fees and expenses	86		484	5,575	2,498
Registration fees	22		34	126	45
Postage and mailing expenses	5		43	148	13
Custodian fees	11		14	28	15
Professional fees	18		20	21	20
Non-interested Trustees' fees and expenses	3		14	77	35
Printing expenses	17		56	205	45
System fees	9		7	8	8
Administrative services fees	N/A		103	1,375	635
Other expenses	6		75	769	397
Non-recurring costs (Note 2)	–		–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–		–	–	–
Total Expenses	396		1,880	25,734	12,768
Expense and Fee Offset	(4)		(17)	(164)	(108)
Net Expenses	392		1,863	25,570	12,660
Less: Excess Expense Reimbursement	–		–	(525)	(1,110)
Net Expenses after Expense Reimbursement	392		1,863	25,045	11,550
Net Investment Income/(Loss)	290		1,953	64,134	24,721
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	5,312		20,315	257,324	184,406
Net realized gain/(loss) from foreign currency transactions	38	(2)	–	(16)	–
Net realized gain/(loss) from futures contracts	–		627	–	–
Net realized gain/(loss) from options contracts	–		–	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	5,104	(3)	14,931	249,465	40,776
Payment from affiliate (Note 2)	–		–	1	3
Net Gain/(Loss) on Investments	10,454		35,873	506,774	225,185
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,744		$37,826	$570,908	$249,906

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 67

Statements of Changes in Net Assets

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year or period ended October 31, 2005	Janus Balanced Fund		Janus Contrarian Fund		Janus Core Equity Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$22,241	$52,402	$29,528	$12,232	$2,893	$3,265
Net realized gain/(loss) from investment and foreign currency transactions	55,383	133,277	273,291	327,599	47,198	85,248
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–
Net realized gain/(loss) from option contracts	–	–	(636)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	135,111	40,241	308,955	155,720	68,561	19,261
Payment from affiliate (Note 2)	2	47	7	1	–	150
Net Increase/(Decrease) in Net Assets Resulting from Operations	212,737	225,967	611,145	495,552	118,652	107,924
Dividends and Distributions to Shareholders:
Net investment income*	(23,731)	(52,907)	(7,685)	(5,326)	(2,545)	(2,694)
Net realized gain/(loss) from investment transactions*	–	–	(37,165)	–	–	–
Net Increase/(Decrease) from Dividends and Distributions	(23,731)	(52,907)	(44,850)	(5,326)	(2,545)	(2,694)
Capital Share Transactions:
Shares sold	135,376	283,331	573,125	559,308	338,628	142,128
Redemption fees	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	23,358	52,071	43,903	5,190	2,454	2,609
Shares repurchased	(304,618)	(850,578)	(224,462)	(532,359)	(109,763)	(142,347)
Net Increase/(Decrease) from Capital Share Transactions	(145,884)	(515,176)	392,566	32,139	231,319	2,390
Net Increase/(Decrease) in Net Assets	43,122	(342,116)	958,861	522,365	347,426	107,620
Net Assets:
Beginning of period	2,507,307	2,849,423	2,906,324	2,383,959	720,889	613,269
End of period	$2,550,429	$2,507,307	$3,865,185	$2,906,324	$1,068,315	$720,889
Undistributed net investment income/(loss)*	$5,563	$7,053	$28,587	$6,744	$2,228	$1,879

*See Note 4 in Notes to Financial Statements.

(1)  Formerly named Janus Risk-Managed Stock Fund.

(2)  Period from February 25, 2005 (inception date) through October 31, 2005.

See Notes to Financial Statements.

68 Janus Core, Risk-Managed and Value Funds April 30, 2006

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year or period ended October 31, 2005	Janus Growth and Income Fund		Janus Research Fund		INTECH Risk-Managed Stock Fund(1)
(all numbers in thousands)	2006	2005	2006	2005(2)	2006	2005
Operations:
Net investment income/(loss)	$46,853	$37,014	$290	$(50)	$1,953	$2,846
Net realized gain/(loss) from investment and foreign currency transactions	184,745	402,783	5,350	957	20,315	18,888
Net realized gain/(loss) from futures contracts	–	–	–	–	627	948
Net realized gain/(loss) from option contracts	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	580,114	395,783	5,104	2,449	14,931	13,575
Payment from affiliate (Note 2)	4	1	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	811,716	835,581	10,744	3,356	37,826	36,257
Dividends and Distributions to Shareholders:
Net investment income*	(31,804)	(38,046)	(194)	–	(3,348)	(1,229)
Net realized gain/(loss) from investment transactions*	–	–	(1,113)	–	(19,387)	(9,375)
Net Increase/(Decrease) from Dividends and Distributions	(31,804)	(38,046)	(1,307)	–	(22,735)	(10,604)
Capital Share Transactions:
Shares sold	1,033,374	904,078	43,986	50,006	78,516	218,693
Redemption fees	N/A	N/A	N/A	N/A	21	61
Reinvested dividends and distributions	30,959	36,957	1,281	–	22,377	10,475
Shares repurchased	(419,850)	(1,180,839)	(14,705)	(5,958)	(55,180)	(57,571)
Net Increase/(Decrease) from Capital Share Transactions	644,483	(239,804)	30,562	44,048	45,734	171,658
Net Increase/(Decrease) in Net Assets	1,424,395	557,731	39,999	47,404	60,825	197,311
Net Assets:
Beginning of period	5,734,941	5,177,210	47,404	–	379,214	181,903
End of period	$7,159,336	$5,734,941	$87,403	$47,404	$440,039	$379,214
Undistributed net investment income/(loss)*	$21,527	$6,478	$39	$(57)	$993	$2,387

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 69

Statements of Changes in Net Assets (continued)

For the six-month period ended April 30, 2006 (unaudited) and for the fiscal year ended October 31, 2005	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
(all numbers in thousands)	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$64,134	$30,406	$24,721	$25,938
Net realized gain/(loss) from investment and foreign currency transactions	257,308	398,535	184,406	355,236
Net realized gain/(loss) from futures contracts	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	249,465	115,055	40,776	(74,087)
Payment from affiliate (Note 2)	1	46	3	106
Net Increase/(Decrease) in Net Assets Resulting from Operations	570,908	544,042	249,906	307,193
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(44,874)	(11,969)	(12,646)	(13,720)
Institutional Shares	(9,171)	(2,433)	(13,292)	(16,289)
Net realized gain from investment transactions*
Investor Shares	(338,149)	(273,351)	(186,825)	(218,723)
Institutional Shares	(60,136)	(41,556)	(165,356)	(207,212)
Net Increase/Decrease from Dividends and Distributions	(452,330)	(329,309)	(378,119)	(455,944)
Capital Share Transactions:
Shares sold
Investor Shares	953,160	1,675,465	106,140	236,048
Institutional Shares	180,285	261,928	66,239	184,760
Reinvested dividends and distributions
Investor Shares	368,965	270,828	179,568	207,625
Institutional Shares	67,559	42,831	169,560	203,816
Shares repurchased
Investor Shares	(572,922)	(921,816)	(277,284)	(511,627)
Institutional Shares	(41,899)	(64,185)	(229,875)	(529,090)
Net Increase/(Decrease) from Capital Share Transactions	955,148	1,265,051	14,348	(208,468)
Net Increase/(Decrease) in Net Assets	1,073,726	1,479,784	(113,865)	(357,219)
Net Assets:
Beginning of period	4,923,109	3,443,325	2,523,826	2,881,045
End of period	$5,996,835	$4,923,109	$2,409,961	$2,523,826
Undistributed net investment income/(loss)*	$34,801	$24,712	$24,721	$25,938

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

70 Janus Core, Risk-Managed and Value Funds April 30, 2006

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	Janus Balanced Fund
and through each fiscal year ended October 31	2006		2005		2004		2003		2002	2001
Net Asset Value, Beginning of Period	$21.62		$20.33		$19.34		$18.08		$19.27	$22.83
Income from Investment Operations:
Net investment income/(loss)	.20		.42		.38		.38		.47	.56
Net gain/(loss) on securities (both realized and unrealized)	1.67		1.28		.99		1.28		(1.20)	(2.48)
Total from Investment Operations	1.87		1.70		1.37		1.66		(.73)	(1.92)
Less Distributions and Other:
Dividends (from net investment income)*	(.21)		(.41)		(.38)		(.40)		(.46)	(.61)
Distributions (from capital gains)*	–		–		–		–		–	(1.03)
Payment from affiliate	–	(1)	–	(1)	–	(1)	–		–	–
Total Distributions and Other	(.21)		(.41)		(.38)		(.40)		(.46)	(1.64)
Net Asset Value, End of Period	$23.28		$21.62		$20.33		$19.34		$18.08	$19.27
Total Return**	8.67	%(2)	8.43	%(2)	7.11	%(2)	9.34%		(3.85)%	(8.83)%
Net Assets, End of Period (in thousands)	$2,550,429		$2,507,307		$2,849,423		$3,928,565		$3,935,993	$4,410,240
Average Net Assets for the Period (in thousands)	$2,567,472		$2,720,829		$3,234,587		$4,004,101		$4,278,174	$4,663,032
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.81%		0.80%		0.87%		0.89%		0.86%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.80%		0.79%		0.87%		0.88%		0.84%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.75%		1.93%		1.82%		2.00%		2.44%	2.79%
Portfolio Turnover Rate***	43%		47%		45%		73%		88%	117%
For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	Janus Contrarian Fund
and through each fiscal year ended October 31	2006		2005		2004		2003		2002	2001
Net Asset Value, Beginning of Period	$14.20		$11.74		$9.97		$6.95		$8.42	$11.29
Income from Investment Operations:
Net investment income/(loss)	.13		.05		.01		–	(5)	– (5)	.03
Net gain/(loss) on securities both realized and unrealized)	2.76		2.44		1.76		3.03		(1.45)	(2.65)
Total from Investment Operations	2.89		2.49		1.77		3.03		(1.45)	(2.62)
Less Distributions and Other:
Dividends (from net investment income)*	(.04)		(.03)		–		(.01	)(6)	(.02)	(.02)
Distributions (from capital gains)*	(.18)		–		–		–		–	(.23)
Payment from affiliate	–	(1)	–	(1)	–	(1)	–		–	–
Total Distributions and Other	(.22)		(.03)		–		(.01)		(.02)	(.25)
Net Asset Value, End of Period	$16.87		$14.20		$11.74		$9.97		$6.95	$8.42
Total Return**	20.53	%(2)	21.19	%(2)	17.75	%(2)	43.57%		(17.23)%	(23.61)%
Net Assets, End of Period (in thousands)	$3,865,185		$2,906,324		$2,383,959		$2,498,836		$1,287,494	$1,954,667
Average Net Assets for the Period (in thousands)	$3,352,305		$2,716,329		$2,497,342		$1,862,723		$1,808,435	$2,665,589
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.94%		0.93%		0.98%		1.02%		1.01%	0.92%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%		0.93%		0.98%		1.01%		0.98%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.78%		0.45%		0.07%		(0.17)%		0.03%	0.29%
Portfolio Turnover Rate***	41%		42%		30%		44%		60%	77%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year or period, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 71

Financial Highlights (continued)

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	Janus Core Equity Fund
and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$22.15		$18.78		$17.04		$14.99	$16.78	$24.25
Income from Investment Operations:
Net investment income/(loss)	.07		.11		.05		.07	.11	.17
Net gain/(loss) on securities both realized and unrealized)	3.28		3.34		1.75		2.09	(1.81)	(4.98)
Total from Investment Operations	3.35		3.45		1.80		2.16	(1.70)	(4.81)
Less Distributions and Other:
Dividends (from net investment income)*	(.07)		(.08)		(.06)		(.11)	(.09)	(.13)
Distributions (from capital gains)*	–		–		–		–	–	(2.53)
Payment from affiliate	–		–	(1)	–		–	–	–
Total Distributions and Other	(.07)		(.08)		(.06)		(.11)	(.09)	(2.66)
Net Asset Value, End of Period	$25.43		$22.15		$18.78		$17.04	$14.99	$16.78
Total Return**	15.15%		18.44	%(2)	10.61%		14.54%	(10.26)%	(21.70)%
Net Assets, End of Period (in thousands)	$1,068,315		$720,889		$613,269		$707,852	$706,548	$732,949
Average Net Assets for the Period (in thousands)	$916,555		$652,913		$653,639		$708,023	$801,601	$875,515
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.90%		0.90%		0.97%		0.97%	0.92%	0.95%
Ratio of Net Expenses to Average Net Assets***(3)	0.89%		0.89%		0.97%		0.96%	0.89%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%		0.50%		0.24%		0.40%	0.66%	0.85%
Portfolio Turnover Rate***	49%		74%		58%		77%	98%	115%
For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	Janus Growth and Income Fund
and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$33.97		$29.29		$27.12		$23.70	$27.99	$40.88
Income from Investment Operations:
Net investment income/(loss)	.26		.24		.07		.17	.20	.32
Net gain/(loss) on securities (both realized and unrealized)	4.42		4.66		2.17		3.43	(4.28)	(11.24)
Total from Investment Operations	4.68		4.90		2.24		3.60	(4.08)	(10.92)
Less Distributions and Other:
Dividends (from net investment income)*	(.18)		(.22)		(.07)		(.18)	(.21)	(.35)
Distributions (from capital gains)*	–		–		–		–	–	(1.62)
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.18)		(.22)		(.07)		(.18)	(.21)	(1.97)
Net Asset Value, End of Period	$38.47		$33.97		$29.29		$27.12	$23.70	$27.99
Total Return**	13.79	%(5)	16.79	%(5)	8.28	%(5)	15.20%	(14.62)%	(27.66)%
Net Assets, End of Period (in thousands)	$7,159,336		$5,734,941		$5,177,210		$6,003,140	$5,327,674	$6,575,281
Average Net Assets for the Period (in thousands)	$6,584,778		$5,454,668		$5,568,170		$5,715,041	$6,479,535	$7,758,499
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.88%		0.88%		0.92%		0.91%	0.90%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	0.88%		0.87%		0.92%		0.91%	0.88%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.43%		0.68%		0.24%		0.67%	0.73%	0.96%
Portfolio Turnover Rate***	39%		38%		41%		50%	49%	59%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

72 Janus Core, Risk-Managed and Value Funds April 30, 2006

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	Janus Research Fund
and through the period ended October 31	2006	2005(1)
Net Asset Value, Beginning of Period	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	(.01)
Net gain/(loss) on securities (both realized and unrealized)	1.93	1.12
Total from Investment Operations	1.99	1.11
Less Distributions and Other:
Dividends from net investment income*	(.04)	–
Distributions from net realized gains*	(.23)	–
Payment from affiliate	–	–	(2)
Total Distributions and Other	(.27)	–
Net Asset Value, End of Period (in thousands)	$12.83	$11.11
Total Return**	18.17%	11.10	%(3)
Net Assets, End of Period (in thousands)	$87,403	$47,404
Average Net Assets for the Period (in thousands)	$69,006	$29,920
Ratio of Gross Expenses to Average Net Assets***(4)(5)	1.16%	1.27	%(6)
Ratio of Net Expenses to Average Net Assets***(4)	1.15%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.85%	(0.24)%
Portfolio Turnover Rate***	169%	86%

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	INTECH Risk-Managed Stock Fund(7)
and through each fiscal year or period ended October 31	2006	2005	2004		2003(8)
Net Asset Value, Beginning of Period	$15.28	$13.98	$12.44		$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.12	.08		.01
Net gain/(loss) on securities (both realized and unrealized)	1.40	1.89	1.75		2.43
Total from Investment Operations	1.47	2.01	1.83		2.44
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.08)	(.03)		–
Distributions (from capital gains)*	(.77)	(.63)	(.26)		–
Redemption fees	– (9)	– (9)	–	(9)	–	(9)
Total Distributions and Other	(.90)	(.71)	(.29)		–
Net Asset Value, End of Period	$15.85	$15.28	$13.98		$12.44
Total Return**	9.87%	14.79%	15.06%		24.40%
Net Assets, End of Period (in thousands)	$440,039	$379,214	$181,903		$88,936
Average Net Assets for the Period (in thousands)	$415,435	$308,431	$129,518		$50,912
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.91%	0.89%	0.69	%(10)	1.13	%(10)
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.88%	0.69%		1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.95%	0.92%	0.72%		0.24%
Portfolio Turnover Rate***	102%	81%	71%		39%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period from February 25, 2005 (inception date) through October 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  The ratio was 1.61% in 2005 before waiver of certain fees incurred by the Fund.

(7)  Formerly named Janus Risk-Managed Stock Fund.

(8)  Period February 28, 2003 (inception date) through October 31, 2003.

(9)  Redemption fees aggregated less than $.01 on a per share basis for the period or year ended.

(10)  The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 73

Financial Highlights - Investor Shares

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)
and through each fiscal year ended October 31, 2005 and 2004, the six-month fiscal period ended October 31, 2003,
the seven-month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and through each fiscal year ended September 30, 2002 and 2001	2006		2005		2004		2003	2003		2002		2001
Net Asset Value, Beginning of Period	$23.24		$22.22		$18.94		$15.15	$13.71		$14.30		$14.43
Income from Investment Operations:
Net investment income/(loss)	.27		.14		.10		.03	.03		.02		.06
Net gain/(loss) on securities (both realized and unrealized)	2.22		2.89		3.28		3.76	1.44		(.23)		1.27
Total from Investment Operations	2.49		3.03		3.38		3.79	1.47		(.21)		1.33
Less Distributions and Other:
Dividends (from net investment income)*	(.24)		(.08)		(.10)		–	(.03)		(.03)		(.10)
Distributions (from capital gains)*	(1.83)		(1.93)		–		–	–		(.35)		(1.36)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–		–		–
Total Distributions and Other	(2.07)		(2.01)		(.10)		–	(.03)		(.38)		(1.46)
Net Asset Value, End of Period	$23.66		$23.24		$22.22		$18.94	$15.15		$13.71		$14.30
Total Return**	11.19	%(3)	14.26	%(4)	17.92	%(3)	25.02%	10.73%		(1.96)%		9.70%
Net Assets, End of Period (in thousands)	$5,037,409		$4,188,183		$2,978,875		$1,494,209	$1,033,772		$782,101		$148,505
Average Net Assets for the Period (in thousands)	$4,691,832		$3,797,215		$2,244,533		$1,262,496	$962,030		N/A		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	0.94%		0.93%		0.94%		1.08%	1.14	%(8)	1.17%		1.22%
Ratio of Net Expenses to Average Net Assets***(5)(6)	0.94%		0.92%		0.94%		1.08%	1.14%		N/A		N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.31%		0.67%		0.56%		0.45%	0.44%		0.28%		0.78%
Portfolio Turnover Rate***	89%		86%		91%		97%	94%		65%		116%
For a share outstanding during the six-month period ended April 30, 2006 (unaudited)
and through each fiscal year ended October 31, 2005 and 2004 the six-month fiscal period ended October 31, 2003,
the seven-month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(9)
and through each fiscal year ended September 30, 2002 and 2001	2006		2005		2004		2003	2003		2002		2001
Net Asset Value, Beginning of Period	$31.16		$32.98		$28.63		$23.07	$21.96		$24.49		$24.78
Income from Investment Operations:
Net investment income/(loss)	.29		.29		.31		.09	.03		.06		.22
Net gain/(loss) on securities (both realized and unrealized)	2.64		3.16		4.16		5.47	2.07		(.16)		1.41
Total from Investment Operations	2.93		3.45		4.47		5.56	2.10		(.10)		1.63
Less Distributions and Other:
Dividends (from net investment income)*	(.30)		(.31)		(.12)		–	(.03)		(.18)		(.32)
Distributions (from capital gains)*	(4.45)		(4.96)		–		–	(.96)		(2.25)		(1.60)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–		–		–
Total Distributions and Other:	(4.75)		(5.27)		(.12)		–	(.99)		(2.43)		(1.92)
Net Asset Value, End of Period	$29.34		$31.16		$32.98		$28.63	$23.07		$21.96		$24.49
Total Return**	10.15	%(3)	11.34	%(3)	15.65	%(3)	24.15%	9.56%		(2.52)%		6.65%
Net Assets, End of Period (in thousands)	$1,278,235		$1,338,093		$1,480,885		$1,658,312	$1,476,575		$1,461,278		$1,378,894
Average Net Assets for the Period (in thousands)	$1,358,753		$1,440,206		$1,630,099		$1,575,178	$1,457,263		N/A		N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	1.02%		1.00%		1.02%		1.10%	1.14	%(10)	1.17	%(10)	1.14	%(10)
Ratio of Net Expenses to Average Net Assets***(5)(6)	1.01%		0.99%		1.02%		1.10%	1.13	%(10)	N/A		N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.84%		0.84%		0.91%		0.63%	0.22%		0.20%		0.99%
Portfolio Turnover Rate***	68%		44%		50%		60%	45%		39%		47%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%

(5)  Certain prior year amounts have been reclassified to conform to current year presentation.

(6)  See "Explanations of Charts, Tables and Financial Statements."

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(8)  The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 1.20% in 2003, 1.17% in 2002 and 1.14% in 2001.

See Notes to Financial Statements.

74 Janus Core, Risk-Managed and Value Funds April 30, 2006

Financial Highlights - Institutional Shares

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)
and through each fiscal year ended October 31, 2005 and 2004 the six-month fiscal period ended October 31, 2003,
the seven-month fiscal period ended April 30, 2003	Janus Mid Cap Value Fund(1)
and through the fiscal period ended September 30, 2002	2006		2005		2004		2003		2003	2002(2)
Net Asset Value, Beginning of Period	$23.34		$22.31		$19.02		$15.19		$13.72	$17.88
Income from Investment Operations:
Net investment income/(loss)	.28		.15		.14		.05		.06	.02
Net gain/(loss) on securities (both realized and unrealized)	2.24		2.92		3.29		3.78		1.44	(4.18)
Total from Investment Operations	2.52		3.07		3.43		3.83		1.50	(4.16)
Less Distributions and Other:
Dividends (from net investment income)*	(.28)		(.11)		(.14)		–		(.03)	–
Distributions (from capital gains)*	(1.83)		(1.93)		–		–		–	–
Payment from affiliate	–		–	(3)	–	(3)	–		–	–
Total Distributions and Other	(2.11)		(2.04)		(.14)		–		(.03)	–
Net Asset Value, End of Period	$23.75		$23.34		$22.31		$19.02		$15.19	$13.72
Total Return**	11.27%		14.40	%(4)	18.14	%(4)	25.21%		10.96%	(23.27)%
Net Assets, End of Period (in thousands)	$959,426		$734,926		$464,450		$292,445		$176,768	$111,101
Average Net Assets for the Period (in thousands)	$855,191		$597,747		$395,466		$233,830		$148,748	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	0.78	%(8)	0.77	%(8)	0.77	%(8)	0.78	%(8)	0.79%	0.78%
Ratio of Net Expenses to Average Net Assets***(5)(6)	0.77%		0.77%		0.77%		0.78%		0.79%	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.45%		0.82%		0.74%		0.75%		0.80%	0.83%
Portfolio Turnover Rate***	89%		86%		91%		97%		94%	65%

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)
and through each fiscal year ended October 31, 2005 and 2004 the six-month fiscal period ended October 31, 2003,
the seven-month fiscal period ended April 30, 2003	Janus Small Cap Value Fund(9)
and through each fiscal year ended September 30, 2002 and 2001	2006		2005		2004		2003		2003	2002	2001
Net Asset Value, Beginning of Period	$31.38		$33.19		$28.82		$23.18		$22.08	$24.58	$24.87
Income from Investment Operations:
Net investment income/(loss)	.33		.37		.39		.13		.07	.12	.28
Net gain/(loss) on securities (both realized and unrealized)	2.66		3.17		4.18		5.51		2.06	(.13)	1.42
Total from Investment Operations	2.99		3.54		4.57		5.64		2.13	(.01)	1.70
Less Distributions and Other:
Dividends (from net investment income)*	(.36)		(.39)		(.20)		–		(.07)	(.24)	(.39)
Distributions (from capital gains)*	(4.45)		(4.96)		–		–		(.96)	(2.25)	(1.60)
Payment from affiliate	–		–	(3)	–		–		–	–	–
Total Distributions and Other	(4.81)		(5.35)		(.20)		–		(1.03)	(2.49)	(1.99)
Net Asset Value, End of Period	$29.56		$31.38		$33.19		$28.82		$23.18	$22.08	$24.58
Total Return**	10.28%		11.57	%(4)	15.91%		24.23%		9.74%	(2.13)%	6.93%
Net Assets, End of Period (in thousands)	$1,131,726		$1,185,733		$1,400,160		$1,497,333		$1,286,580	$1,223,227	$1,185,004
Average Net Assets for the Period (in thousands)	$1,204,350		$1,323,226		$1,486,714		$1,454,779		$1,245,661	N/A	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)(7)	0.80	%(10)	0.79	%(10)	0.81	%(10)	0.82	%(10)	0.87%	0.82%	0.84%
Ratio of Net Expenses to Average Net Assets***(5)(6)	0.79%		0.79%		0.81%		0.82%		0.87%	0.82%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.07%		1.05%		1.12%		0.91%		0.48%	0.53%	1.26%
Portfolio Turnover Rate***	68%		44%		50%		60%		45%	39%	47%

*  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Berger Mid Cap Value Fund prior to reorganization (Note 1).

(2)  Fiscal period May 17, 2002 (inception date) through September 30, 2002.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  Certain prior year amounts have been reclassified to conform to current year presentation.

(6)  See "Explanations of Charts, Tables and Financial Statements."

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(8)  The ratio was 0.90% in 2006, 0.88% in 2005, 0.90% in 2004 and 1.08% in 2003, before waiver of certain fees incurred by the Fund.

(9)  Berger Small Cap Value Fund prior to reorganization (Note 1).

(10)  The ratio was 0.98% in 2006, 0.96% in 2005, 0.99% in 2004 and 1.10% in 2003, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Core, Risk-Managed and Value Funds April 30, 2006 75

Notes to Schedules of Investments (unaudited)

Balanced Index	The Balanced Index is an internally calculated, hypothetical combination of indices that combines the total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index	Measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell Midcap® Index	Measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

76 Janus Core, Risk-Managed and Value Funds April 30, 2006

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Exchange

  *  Non-income-producing security.

  **  A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities with extended settlement dates and/or option contracts.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in Janus Contrarian Fund with accrued interest in the amount of $601,787 that was written-off August 21, 2001.

  ß  Security is illiquid.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan as of April 30, 2006.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

ºº Schedule of Fair Valued Securities (as of April 30, 2006)

	Value	Value as a % of Net Assets
Janus Contrarian Fund
Ames Department Stores, Inc., 10.00% senior notes, due 4/15/06	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Balanced Fund
El Paso Corp., 7.625% notes, due 9/1/08 (144A)	10/7/04	$1,333,081	$1,307,488	0.1%
El Paso Corp., 7.42%
notes, due 2/15/37 (144A)	10/7/04	743,561	803,131	0.0%
		$2,076,642	$2,110,619	0.1%
Janus Growth and Income Fund
IXIS Financial Products, Inc. convertible, (Alcon, Inc.), 20.90% (144A)	2/9/06	$47,428,594	$45,604,418	0.6%
Merrill Lynch & Company, Inc. convertible, (Google, Inc.), 5.30% (144A)	2/28/06	30,000,249	32,173,395	0.4%
Merrill Lynch & Company, Inc. convertible, (Valero Energy Corp.), 16.55% (144A)	1/23/06	57,599,820	57,231,860	0.8%
Morgan Stanley Co. convertible, (Amylin Pharmaceuticals, Inc.), 12.00% (144A)	4/21/06	56,377,266	53,007,210	0.7%
Morgan Stanley Co. convertible, (Juniper Networks, Inc.), 13.00% (144A)	1/9/06	47,294,685	42,052,220	0.6%
Morgan Stanley Co. convertible, (Sirius Satellite Radio, Inc.), 14.00% (144A)	1/11/06	28,378,281	22,793,436	0.3%
		$267,078,895	$252,862,539	3.4%

Janus Core, Risk-Managed and Value Funds April 30, 2006 77

Notes to Schedules of Investments (unaudited) (continued)

The Funds have registration rights for certain restricted securities held as of April 30, 2006. The issuer incurs all registration costs.

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2006.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/06
Janus Contrarian Fund
Ballarpur Industries, Ltd.	–	$–	–	$–	$–	$574,148	$29,556,128
Ceridian Corp.	1,120,140	28,142,729	–	–	–	–	179,206,170
Playboy Enterprises, Inc. - Class B	–	–	–	–	–	–	22,089,293
		$28,142,729		$–	$–	$574,148	$230,851,591
Janus Growth and Income Fund
Align Technology, Inc.	–	$–	–	$–	$–	$–	$27,562,979
Janus Mid Cap Value Fund
Cooper Tire & Rubber Co.	950,000	$13,981,863	676,600	$11,668,571	$(1,486,709)	$–	$37,127,180
Cox Radio, Inc. - Class A	400,000	5,947,732	–	–	–	–	29,693,000
		$19,929,595		$11,668,571	$(1,486,709)	$–	$66,820,180
Janus Small Cap Value Fund
Flushing Financial Corp.	1,000,000	$16,813,222	–	$–	$–	$30,206	$16,930,000

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts and/or securities with extended settlement dates as of April 30, 2006 are noted below.

Fund	Aggregate Value
Core
Janus Balanced Fund	$147,486,324
Janus Contrarian Fund	1,362,739,626
Janus Core Equity Fund	18,053,216
Janus Growth and Income Fund	312,742,125
Janus Research Fund	27,887,846
Risk-Managed
INTECH Risk-Managed Stock Fund(1)	1,490,109

(1) Formerly named Janus Risk-Managed Stock Fund.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of a Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2006.

78 Janus Core, Risk-Managed and Value Funds April 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund (Formerly named Janus Risk-Managed Stock Fund), Janus Mid Cap Value Fund and Janus Small Cap Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-two funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Contrarian Fund, which is classified as nondiversified. The Funds are no-load investments.

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. Subsequent to the reorganization, the Value Funds changed their fiscal year end from September 30 to April 30 and then to October 31.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares: Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors. Berger Mid Cap Value Fund – Institutional Shares was also closed to new investors.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Core, Risk-Managed and Value Funds April 30, 2006 79

Notes to Financial Statements (unaudited) (continued)

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2006, the following Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2006
Core
Janus Balanced Fund	$470,886,436
Janus Contrarian Fund	236,297,908
Janus Core Equity Fund	47,478,505
Janus Growth and Income Fund	388,905,906
Risk-Managed
INTECH Risk-Managed Stock Fund(1)	22,076,337
Value
Janus Mid Cap Value Fund	561,808,810
Janus Small Cap Value Fund	471,106,330

(1) Formerly named Janus Risk-Managed Stock Fund.

As of April 30, 2006, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2006
Core
Janus Balanced Fund	$480,667,249
Janus Contrarian Fund	242,921,745
Janus Core Equity Fund	48,689,478
Janus Growth and Income Fund	399,818,545
Risk-Managed
INTECH Risk-Managed Stock Fund(1)	22,576,940
Value
Janus Mid Cap Value Fund	575,727,492
Janus Small Cap Value Fund	483,417,062

(1) Formerly named Janus Risk-Managed Stock Fund.

As of April 30, 2006, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the six-month period ended April 30, 2006, there were no securities lending arrangements for Janus Research Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2006, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency

80 Janus Core, Risk-Managed and Value Funds April 30, 2006

exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Bank Loans

Janus Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average daily value of borrowings outstanding under bank loan arrangements was $5,419,223 and the related weighted average rate range was 6.21982% to 7.34% during the six-month period ended April 30, 2006 for Janus Balanced Fund.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, INTECH Risk-Managed Stock Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Options Contracts

The Funds may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse

Janus Core, Risk-Managed and Value Funds April 30, 2006 81

Notes to Financial Statements (unaudited) (continued)

movements in the value of portfolio holdings. In addition, INTECH Risk-Managed Stock Fund may use options contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities (if applicable). Gains and losses are reported on the Statement of Operations (if applicable). Janus Contrarian Fund recognized realized gains for written options of $3,106,595 during the six-month period ended April 30, 2006.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss that the Funds may recognize due to written call options.

Written option activity for the six-month period ended April 30, 2006 was as follows:

Call Options	Number of Options	Premiums Received
Janus Contrarian Fund
Options outstanding at October 31, 2005	–	$–
Options written	20,800	3,684,806
Options closed	–	–
Options expired	(10,800)	(2,040,357)
Options exercised	–	–
Options outstanding at April 30, 2006	10,000	$1,644,449

Put Options	Number of Options	Premiums Received
Janus Contrarian Fund
Options outstanding at October 31, 2005	–	$–
Options written	20,800	2,203,902
Options closed	–	–
Options expired	(10,800)	(1,066,238)
Options exercised	–	–
Options outstanding at April 30, 2006	10,000	$1,137,664

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of April 30, 2006, there were no Funds invested in when-issued securities.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

The Funds, particularly Janus Balanced Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

82 Janus Core, Risk-Managed and Value Funds April 30, 2006

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Balanced Fund and Janus Growth and Income Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Core
Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	All Asset Levels	0.64
Janus Core Equity Fund	All Asset Levels	0.60
Janus Growth and Income Fund	All Asset Levels	0.62
Janus Research Fund	All Asset Levels	0.64
Risk-Managed
INTECH Risk-Managed Stock Fund(1)	All Asset Levels	0.50

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Value
Janus Mid Cap Value Fund	All Asset Levels	0.64
Janus Small Cap Value Fund	All Asset Levels	0.72

(1) Formerly named Janus Risk-Managed Stock Fund.

Effective January 1, 2006 for Janus Research Fund and INTECH Risk-Managed Stock Fund and effective February 1, 2006 for Janus Contrarian Fund and Janus Mid Cap Value Fund, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Enhanced Investment Technologies, LLC ("INTECH") serves as subadviser to INTECH Risk-Managed Stock Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Fund.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives, directly from each Value Fund, a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of INTECH Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account (excluding Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund) for transfer agent services.

Janus Core, Risk-Managed and Value Funds April 30, 2006 83

Notes to Financial Statements (unaudited) (continued)

By written agreement, Janus Services has agreed until March 1, 2007 to waive the transfer agency fee payable so that the total operating expenses (excluding extraordinary expenses) by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund do not exceed 0.77% and 0.79%, respectively. Amounts waived by Janus Capital are disclosed as Excess Expense reimbursement on the Statement of Operations.

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse Janus Research Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate of 1.25%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

A 2.00% redemption fee may be imposed on shares of INTECH Risk-Managed Stock Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by INTECH Risk-Managed Stock Fund were $21,150 for the six-month period ended April 30, 2006.

During the six-month period ended April 30, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
Core
Janus Balanced Fund	$2,044
Janus Contrarian Fund	7,162
Janus Growth and Income Fund	4,173
Value
Janus Mid Cap Value Fund - Investor Shares	944
Janus Small Cap Value Fund - Investor Shares	3,188

For the six-month period ended April 30, 2006, Janus Capital assumed $14,642 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. No fees were allocated to Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolio's respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2006.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. $59,577 of total compensation was paid by the funds of the Trust. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2006, the following Funds recorded

84 Janus Core, Risk-Managed and Value Funds April 30, 2006

distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/06
Janus Government Money Market Fund
Janus Growth and Income Fund	$50,000,000	$50,000,000	$120,973	$–
Janus Mid Cap Value Fund	–	100,000,000	1,498,274	–
Janus Small Cap Value Fund	–	25,000,000	452,041	–
	$50,000,000	$175,000,000	$2,071,288	$–
Janus Institutional Cash Reserves Fund
Janus Contrarian Fund	$50,000,000	$50,000,000	$63,973	$–
Janus Growth and Income Fund	210,000,000	180,000,000	342,909	30,000,000
Janus Mid Cap Value Fund	45,000,000	–	5,303,007	290,000,000
Janus Small Cap Value Fund	10,000,000	55,000,000	2,690,667	85,000,000
	$315,000,000	$285,000,000	$8,400,556	$405,000,000
Janus Money Market Fund
Janus Mid Cap Value Fund	$650,000,000	$625,000,000	$1,973,808	$225,000,000
Janus Small Cap Value Fund	75,000,000	100,000,000	946,281	75,000,000
	$725,000,000	$725,000,000	$2,920,089	$300,000,000

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Core
Janus Balanced Fund	$244,456,184	$381,892,411	$292,696,892	$266,012,458
Janus Contrarian Fund	994,436,362	684,889,983	–	–
Janus Core Equity Fund	437,511,162	211,275,367	–	–
Janus Growth and Income Fund	1,906,066,721	1,253,297,791	–	–
Janus Research Fund	85,479,064	55,826,944	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund(1)	225,293,869	200,741,007	–	–
Value
Janus Mid Cap Value Fund	2,841,856,283	2,151,682,458	–	–
Janus Small Cap Value Fund	733,259,282	796,852,785	–	–

(1)  Formerly named Janus Risk-Managed Stock Fund.

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment

Janus Core, Risk-Managed and Value Funds April 30, 2006 85

Notes to Financial Statements (unaudited) (continued)

securities for federal income tax purposes as of April 30, 2006 are also noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Core
Janus Balanced Fund	$2,588,563,838	$462,805,988	$(33,891,087)	$428,914,901
Janus Contrarian Fund	2,979,497,528	1,174,582,559	(74,711,650)	1,099,870,909
Janus Core Equity Fund	934,590,319	195,977,836	(18,474,695)	177,503,141
Janus Growth and Income Fund	5,926,249,139	1,770,908,284	(147,872,993)	1,623,035,291
Janus Research Fund	80,170,371	9,175,895	(1,730,191)	7,445,704
Risk-Managed
INTECH Risk-Managed Stock Fund(1)	424,519,859	49,759,007	(6,454,270)	43,304,737
Value
Janus Mid Cap Value Fund	5,932,554,496	767,469,958	(107,533,935)	659,936,023
Janus Small Cap Value Fund	2,492,839,444	473,171,152	(78,275,614)	394,895,538

(1) Formerly named Janus Risk-Managed Stock Fund.

Net capital loss carryovers as of October 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule

For the fiscal year ended October 31, 2005

Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Core
Janus Balanced Fund(1)	$–	$(8,693,986)	$(174,075,450)	$(77,135,986)	$(259,905,422)
Janus Contrarian Fund(1)	(77,745,214)	(25,915,071)	–	–	(103,660,285)
Janus Core Equity Fund	–	–	(40,494,247)	(33,485,208)	(73,979,455)
Janus Growth and Income Fund(1)	–	(33,313,289)	(317,554,980)	(174,193,844)	(525,062,113)
Janus Research Fund	–	–	–	–	–
Risk-Managed
INTECH Risk-Managed Stock Fund(2)	–	–	–	–	–
Value
Janus Mid Cap Value Fund	–	–	–	–	–
Janus Small Cap Value Fund	–	–	–	–	–

(1)  Capital loss carryovers subject to annual limitations.

(2)  Formerly named Janus Risk-Managed Stock Fund.

During the fiscal year ended October 31, 2005 the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Core
Janus Balanced Fund	$135,675,175
Janus Contrarian Fund	314,392,752
Janus Core Equity Fund	85,742,202
Janus Growth and Income Fund	406,325,697

86 Janus Core, Risk-Managed and Value Funds April 30, 2006

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005	Janus Balanced Fund		Janus Contrarian Fund		Janus Core Equity Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	5,911	13,370	35,732	41,749	13,820	6,715
Reinvested dividends and distributions	1,025	2,454	2,933	403	103	131
Shares repurchased	(13,358)	(40,060)	(14,285)	(40,488)	(4,447)	(6,954)
Net Increase/(Decrease) in Fund Shares	(6,422)	(24,236)	24,380	1,664	9,476	(108)
Shares Outstanding, Beginning of Period	115,954	140,190	204,737	203,073	32,541	32,649
Shares Outstanding, End of Period	109,532	115,954	229,117	204,737	42,017	32,541
For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005	Janus Growth and Income Fund		Janus Research Fund		INTECH Risk-Managed Stock Fund(2)
(all numbers in thousands)	2006	2005	2006	2005(1)	2006	2005
Transactions in Fund Shares
Shares sold	27,748	27,633	3,619	4,847	5,010	14,951
Reinvested dividends and distributions	834	1,150	111	–	1,463	737
Shares repurchased	(11,276)	(36,747)	(1,185)	(579)	(3,521)	(3,877)
Net Increase/(Decrease) in Fund Shares	17,306	(7,964)	2,545	4,268	2,952	11,811
Shares Outstanding, Beginning of Period	168,802	176,766	4,268	–	24,819	13,008
Shares Outstanding, End of Period	186,108	168,802	6,813	4,268	27,771	24,819

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005	Janus Mid Cap Value Fund		Janus Small Cap Value Fund
(all numbers in thousands)	2006	2005	2006	2005
Transactions in Fund Shares – Investor Shares
Shares sold	40,995	74,639	3,616	7,704
Reinvested dividends and distributions	16,435	12,435	6,418	7,031
Shares repurchased	(24,687)	(40,916)	(9,411)	(16,691)
Net Increase/(Decrease) in Fund Shares	32,743	46,158	623	1,956
Shares Outstanding, Beginning of Period	180,201	134,043	42,945	44,901
Shares Outstanding, End of Period	212,944	180,201	43,568	42,945
Transactions in Fund Shares – Institutional Shares
Shares sold	7,707	11,541	2,230	5,968
Reinvested dividends and distributions	2,999	1,961	6,019	6,865
Shares repurchased	(1,795)	(2,840)	(7,747)	(17,228)
Net Increase/(Decrease) in Fund Shares	8,911	10,662	502	(4,395)
Shares Outstanding, Beginning of Period	31,482	20,820	37,788	42,183
Shares Outstanding, End of Period	40,393	31,482	38,290	37,788

(1) Period from February 25, 2005 (inception date) through October 31, 2005.

(2) Formerly named Janus Risk-Managed Stock Fund.

Janus Core, Risk-Managed and Value Funds April 30, 2006 87

Notes to Financial Statements (unaudited) (continued)

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

88 Janus Core, Risk-Managed and Value Funds April 30, 2006

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice – For all Funds Except INTECH Risk-Managed Stock Fund, and Janus Mid Cap Value Fund

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005 for Janus Research Fund, and on January 9, 2006 for Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund and Janus Growth and Income Fund.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to Janus Capital clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with Janus Capital management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by Janus Capital, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and Janus Capital were fair and reasonable in light of the nature and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent, and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Janus Core, Risk-Managed and Value Funds April 30, 2006 89

Additional Information (unaudited) (continued)

The Trustees also reviewed the enhanced compliance program of Janus Capital and the actions taken by Janus Capital in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent, and quality of the services provided by Janus Capital and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry, and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance, and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to Janus Capital and its affiliates of their relationships with each Fund and found Janus Capital's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of Janus Capital, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital or a Fund to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital, the investment performance of the Fund, and the expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees received and considered information about the potential of Janus Capital to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except four Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees

90 Janus Core, Risk-Managed and Value Funds April 30, 2006

considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease Janus Capital's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered Janus Capital's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of each Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements, the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Performance-Based Investment Advisory Fee Proposal – For Janus Contrarian Fund, Janus Research Fund, INTECH Risk-Managed Stock Fund, and Janus Mid Cap Value Fund

On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for the Fund ("Proposed Agreement") and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. Shareholders of the Fund approved the Proposed Agreement at a special meeting of Shareholders held on December 29, 2005 for Janus Research Fund and INTECH Risk- Managed Stock Fund; and on January 9, 2006 for Janus Contrarian Fund, and Janus Mid Cap Value Fund.

For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have explored the possibility of modifying the fee structure for certain funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

The Independent Trustees also worked with Janus Capital to develop a performance structure that was acceptable to Janus Capital. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's

Janus Core, Risk-Managed and Value Funds April 30, 2006 91

Additional Information (unaudited) (continued)

benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for Janus Capital and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the Performance Adjustment.

As described above, the Performance Adjustment that will be added to or subtracted from the "Base Fee" (as defined in the Proposed Agreement) as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by Janus Capital or its affiliates, as well as the distribution channel for each class of shares.

The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any Performance Adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance measurement period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under "Amendments to Advisory Agreements to Conform to Prevailing Industry Practice."

Performance-Based Sub-Advisory Fee Proposal – For INTECH Risk-Managed Stock Fund

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve amendments to the current Sub-Advisory Agreement ("Proposed Amended Sub-Advisory Agreement") for INTECH Risk-Managed Stock Fund and authorized the submission of the Proposed Amended Sub-Advisory Agreement to the Fund's shareholders for approval. Shareholders of the Fund approved the Proposed Amended Sub-Advisory Agreement at a Special Meeting of Shareholders held on December 29, 2005.

The Trustees determined that, if the fees paid by the Fund to Janus Capital are to be performance-based, the fees paid by Janus Capital to INTECH should be determined under a corresponding performance-based fee structure. In approving the proposed performance fee structure for the Proposed Amended Sub-Advisory Agreement, the Trustees considered the factors and reached the conclusions described above under "Performance-Based Advisory Fee Proposal."

In addition, in approving the Proposed Amended Sub-Advisory Agreement, the Trustees followed the process and considered the factors and reached the conclusions described above under "Amendments to Advisory Agreements to Conform to Prevailing Industry Practice."

92 Janus Core, Risk-Managed and Value Funds April 30, 2006

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice – For Janus Small Cap Value Fund

The Trustees of Janus Investment Fund, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement. In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other

Janus Core, Risk-Managed and Value Funds April 30, 2006 93

Additional Information (unaudited) (continued)

comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

94 Janus Core, Risk-Managed and Value Funds April 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing options contracts follows each Fund's Schedule of Investments (if applicable). Option contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

Janus Core, Risk-Managed and Value Funds April 30, 2006 95

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

96 Janus Core, Risk-Managed and Value Funds April 30, 2006

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Janus Core, Risk-Managed and Value Funds April 30, 2006 97

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on November 22, 2005 and adjourned and reconvened to December 29, 2005 and January 9, 2006. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Record	Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	72,431,132,779	28,415,846,253	806,823,785	29,222,670,038	39.23%	1.12%	40.35%	97.24%	2.76%	100.00%
William F. McCalpin	72,431,132,779	28,431,830,093	790,839,945	29,222,670,038	39.26%	1.09%	40.35%	97.29%	2.71%	100.00%
John W. McCarter, Jr.	72,431,132,779	28,410,815,406	811,854,632	29,222,670,038	39.23%	1.12%	40.35%	97.22%	2.78%	100.00%
Dennis B. Mullen	72,431,132,779	28,408,140,530	814,529,508	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
James T. Rothe	72,431,132,779	28,421,678,938	800,991,100	29,222,670,038	39.24%	1.11%	40.35%	97.26%	2.74%	100.00%
William D. Stewart	72,431,132,779	28,426,971,191	795,698,847	29,222,670,038	39.25%	1.10%	40.35%	97.28%	2.72%	100.00%
Martin H. Waldinger	72,431,132,779	28,400,077,651	822,592,387	29,222,670,038	39.21%	1.14%	40.35%	97.18%	2.82%	100.00%
Linda S. Wolf	72,431,132,779	28,406,316,741	816,353,297	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
Thomas H. Bailey	72,431,132,779	28,395,482,070	827,141,468	29,222,623,538	39.21%	1.14%	40.35%	97.17%	2.83%	100.00%

Proposal 3a

To approve certain amendments to the Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Core
Janus Balanced Fund	2,626,107,826	1,052,522,170	41,349,072	65,699,796	322,963,243	40.08%	1.58%	2.50%	12.30%	70.99%	2.79%	4.43%	21.79%
Janus Contrarian Fund	2,877,224,518	1,264,014,407	96,127,820	62,690,994	326,141,983	43.93%	3.34%	2.18%	11.34%	72.27%	5.50%	3.58%	18.65%
Janus Core Equity Fund	698,668,131	297,645,077	17,770,999	14,654,698	75,970,161	42.60%	2.54%	2.10%	10.87%	73.30%	4.38%	3.61%	18.71%
Janus Growth and Income Fund	5,863,188,110	2,443,014,652	125,746,680	100,850,196	651,929,747	41.67%	2.15%	1.72%	11.12%	73.55%	3.79%	3.03%	19.63%
Janus Research Fund	39,533,389	23,433,451	790,878	578,110	7,613,742	59.28%	2.00%	1.46%	19.26%	72.29%	2.44%	1.78%	23.49%

Proposal 3b

To approve an amended investment advisory agreement between the Fund and Janus Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Core
Janus Contrarian Fund	2,877,224,518	1,227,892,553	138,956,666	55,984,002	326,141,983	42.68%	4.83%	1.95%	11.34%	70.21%	7.94%	3.20%	18.65%
Janus Research Fund	39,533,389	22,480,356	1,867,261	454,823	7,613,742	56.86%	4.72%	1.15%	19.26%	69.35%	5.76%	1.40%	23.49%
Risk-Managed
INTECH Risk-Managed Stock Fund(1)	385,547,495	196,911,369	20,479,892	7,468,239	29,222,202	51.07%	5.31%	1.94%	7.58%	77.50%	8.06%	2.94%	11.50%
Value
Janus Mid Cap Value Fund	5,049,828,607	1,928,216,074	183,614,393	107,908,756	564,590,162	38.18%	3.64%	2.14%	11.18%	69.25%	6.59%	3.88%	20.28%

(1) Formerly named Janus Risk-Managed Stock Fund.

Proposal 4

To approve an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH to change the subadvisory fee rate paid by Janus Capital to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Risk-Managed
INTECH Risk-Managed Stock Fund(1)	385,547,495	196,147,928	21,482,764	7,228,808	29,222,202	50.88%	5.57%	1.88%	7.58%	77.20%	8.46%	2.84%	11.50%

(1) Formerly named Janus Risk-Managed Stock Fund.

98 Janus Core, Risk-Managed and Value Funds April 30, 2006

Janus Core, Risk-Managed and Value Funds April 30, 2006 99

Notes

100 Janus Core, Risk-Managed and Value Funds April 30, 2006

Notes

Janus Core, Risk-Managed and Value Funds April 30, 2006 101

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/06)

C-0606-22  111-24-104 06-06

2006 Semiannual Report

Janus International & Global Funds

Janus Global Opportunities Fund

Janus Overseas Fund

Janus Worldwide Fund

Look Inside. . .

•  Portfolio manager perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus International & Global Funds

President and CEO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Global Opportunities Fund	6

Janus Overseas Fund	11

Janus Worldwide Fund	17

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	26

Notes to Schedules of Investments	28

Notes to Financial Statements	30

Additional Information	36

Explanations of Charts, Tables and Financial Statements	40

Shareholder Meeting	42

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

CEO's Letter

Gary Black

President and Chief Executive Officer

Dear Shareholders,

Before offering my perspective on the economy, the markets and the progress we've made at Janus during the six months ended April 30, 2006, I'd like to thank you for your continued confidence and investment in Janus' funds. Your unwavering support is the driving force behind our desire to deliver the strong, consistent fund performance that you've come to expect from Janus.

As you'll read on the following pages, our fund managers continued to deliver excellent performance – for the one-year period ended April 30, 2006, 68% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the five years ended April 30, 2006, 57% of our retail funds earned first- or second-quartile Lipper rankings – up from 30% a year ago. Over the past three years, Janus' U.S. equity funds have gained an average of 21% annually, versus a 12% gain for the Russell 1000® Growth Index and a 15% gain for the S&P 500® Index. (See performance and complete ranking figures on pages 3-4).

Staying Focused on Consistent Performance

While we're pleased to report solid performance across different time periods, our goal is to ensure consistency in our investment returns across different market cycles as well. We employ several tools to help us meet this goal, beginning with detailed research processes that help us single out what we feel are the best investments for our funds. The very talented and experienced individuals at the heart of these processes – our research analysts and portfolio managers – are what distinguish Janus from its asset management peers. Additionally, our robust risk management tools and disciplined buy/sell strategies help in our efforts to deliver consistent performance over full market cycles.

...our goal is to ensure consistency in our investment returns across different market cycles...

We recently appointed Chief Investment Officers to oversee our various investment disciplines. Jonathan Coleman and David Decker oversee our U.S. Growth and Core funds, Jason Yee is responsible for our Global and International funds, and Gibson Smith has oversight of our Fixed-Income and Money Market funds. In their respective roles, these individuals serve as player-coaches with the portfolio managers and analysts who work with them and focus on driving performance of the products they oversee.

Combined, we believe these elements of our research process will help us as we strive to deliver strong fund performance in all market environments.

Corporate Profits Remained Strong

On that note, I'd like to summarize the environment we – and other investors – operated in during the past six months. Stronger-than-expected economic data and growing anticipation of a possible conclusion to monetary tightening by the Federal Reserve drove U.S. equity markets higher during the period. Notwithstanding a sharp spike in energy prices in early 2006 and clear signs of a slowdown in the U.S. housing market, corporate profits continued to grow at a healthy clip and consumer spending remained robust. Financial markets observed a smooth transition in leadership at the Federal Reserve Board after Chairman Alan Greenspan's long tenure, and investors appeared to conclude that incoming Chairman Ben Bernanke would pursue a similar course to that of his predecessor, namely, to contain inflation and promote long-term economic growth. Perhaps the biggest risk, in our opinion, is that the Federal Reserve could increase short-term rates too aggressively to curb potential inflation, which could cause longer-term growth to stall.

Areas of particular strength in the market included economically sensitive sectors such as financial services, industrials and energy, all of which benefited from continued evidence of strong U.S. economic growth. Overseas markets also delivered healthy returns, with Japan's economic recovery reawakening domestic Japanese investors to the Japanese equity market, and rapid industrialization and growing consumer wealth driving significant gains in emerging equity markets like Brazil, China and India.

Greater Diversification Sought by Investors

It was encouraging to see equity markets worldwide climb higher during the period. And yet, if there's one thing that all investors can consistently count on, it's that there is no consistency in the markets. This year's gains could be next year's losses. With this in mind, more and more investors seem to be making a concerted effort to maintain a

Janus International & Global Funds April 30, 2006 1

Continued

diversified portfolio. In recognition of this, we launched Janus Smart Portfolios in late December 2005. These Portfolios are geared toward investors who may not have the time to allocate their assets according to their specific goals and risk tolerance.

Janus Smart Portfolios invest in a combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary). We believe the unique combination of these two different investment styles, assembled with the view of providing long-term diversification and market opportunity, will be of great benefit to shareholders as they invest toward their goals. And with three different portfolios to choose from – Growth, Moderate and Conservative – investors can choose the level of risk they are willing to take in pursuit of their goals.

A Compelling Case for Growth

In summary, the economic outlook appears positive to us, and we find valuations for U.S. equities attractive. The combination of those two factors continues to make a solid case for growth investing. Although future interest rate increases are becoming less likely, we will continue to closely monitor the actions of the Federal Reserve. Regardless of the macroeconomic climate ahead, we remain dedicated to rewarding your trust and confidence in Janus with strong, consistent fund performance.

Sincerely,

Gary Black
Chief Executive Officer and
Chief Investment Officer

2 Janus International & Global Funds April 30, 2006

Lipper Rankings

		Lipper Rankings – Based on total return as of 4/30/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	43	296/698	48	280/590	79	374/474	44	72/165	5	1/19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	58	324/563	30	134/461	72	257/357	69	88/128	40	20/49
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	31	210/698	9	53/590	65	306/474	11	18/165	2	1/84
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	44	186/423	53	190/359	66	188/288	27	25/95	15	13/88
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11/423	1	3/359	3	8/288	N/A	N/A	27	61/230
Janus Triton Fund (2/05)	Small-Cap Growth Funds	12	59/533	N/A	N/A	N/A	N/A	N/A	N/A	3	14/520
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	6	36/698	2	6/590	12	56/474	2	2/165	3	1/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	59	311/533	10	45/453	20	70/363	38	44/117	10	1/10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	33	57/176	25	39/161	43	55/127	N/A	N/A	31	15/48
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94/292	43	113/265	58	132/230	N/A	N/A	23	17/76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	13	49/395	52	140/271	39	81/210	3	2/81	4	1/27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	3/834	1	3/588	3	11/421	N/A	N/A	9	29/332
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	2	9/864	3	20/746	3	16/618	N/A	N/A	2	3/248
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	5	35/864	9	65/746	15	90/618	3	5/240	6	5/96
Janus Research Fund (2/05)	Multi-Cap Growth Funds	8	31/423	N/A	N/A	N/A	N/A	N/A	N/A	7	26/410
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	58	483/834	22	129/588	N/A	N/A	N/A	N/A	26	150/586
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)	Mid-Cap Value Funds	75	201/267	53	114/216	35	51/146	N/A	N/A	5	4/81
Janus Small Cap Value Fund - Inv*(2) (10/87)	Small-Cap Core Funds	97	612/633	91	456/504	65	243/373	N/A	N/A	N/A	N/A
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt Funds	60	155/260	89	221/249	71	156/221	86	122/142	83	64/77
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	37	172/473	36	146/406	24	74/320	24	35/147	24	6/25
Janus High-Yield Fund (12/95)	High Current Yield Funds	38	164/439	72	276/385	55	169/311	9	10/111	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	30	68/228	21	38/181	49	63/129	20	13/66	43	11/25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	100	360/362	54	154/286	N/A	N/A	N/A	N/A	23	50/224
Janus Overseas Fund(1) (5/94)	International Funds	1	2/910	1	2/770	19	114/599	4	8/230	2	2/120
Janus Worldwide Fund(1) (5/91)	Global Funds	94	339/362	98	279/286	99	217/220	68	56/82	28	5/17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus International & Global Funds April 30, 2006 3

Performance

	Average Annual Total Return for the periods ended 4/30/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index
(Inception Date)
Janus Fund (2/70)	17.28%	11.85%	(2.62)%	6.67%	13.86%
Janus Contrarian Fund(1)(2)(3) (2/00)	38.81%	31.63%	10.68%	N/A	9.63%
Janus Core Equity Fund(3) (6/96)	31.00%	19.14%	5.74%	N/A	13.43%
Janus Enterprise Fund (9/92)	29.21%	22.74%	1.87%	6.69%	11.63%
Janus Growth and Income Fund (5/91)	25.82%	16.82%	3.44%	12.02%	13.80%
Janus Mercury Fund (5/93)	19.00%	15.42%	(1.74)%	8.56%	12.70%
Janus Mid Cap Value Fund - Investor Shares(3)(4) (8/98)	20.64%	23.27%	12.45%	N/A	17.97%
Janus Olympus Fund (12/95)	26.44%	16.83%	0.45%	9.78%	11.77%
Janus Orion Fund(1)(5)(6)(7) (6/00)	41.50%	27.95%	10.72%	N/A	(0.73)%
Janus Small Cap Value Fund - Investor Shares* (10/87)	20.30%	20.76%	10.80%	15.60%	N/A
Janus Twenty Fund*(4)(6) (4/85)	24.20%	19.02%	2.05%	10.70%	13.48%
Janus Venture Fund*(8) (4/85)	32.58%	27.53%	9.14%	9.29%	13.88%
INTECH Risk-Managed Stock Fund(3) (2/03)	17.81%	19.16%	N/A	N/A	20.50%
S&P 500® Index	15.42%	14.68%	2.70%	8.94%	N/A
Russell 1000® Growth Index	15.18%	12.05%	(0.76)%	6.21%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(3)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

(4)Due to certain investment strategies, the Fund may have an increased position in cash.

(5)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(6)Returns have sustained significant gains due to market volatility in the healthcare sector.

(7)Returns have sustained significant gains due to market volatility in the financials sector.

(8)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

Total return includes reinvestment of dividends, distributions and capital gains.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Please see a Janus prospectus or janus.com for more information about fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus International & Global Funds April 30, 2006

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus International & Global Funds April 30, 2006 5

Janus Global Opportunities Fund (unaudited)

Ticker: JGVAX

Fund Snapshot

This fund gives investors direct access to the broad range of Janus' relentless research.

Performance Overview

For the six months ended April 30, 2006, Janus Global Opportunities Fund returned 11.47%, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) WorldSM Index, which gained 16.01% for the period.

Jason Yee

co-portfolio manager

Gregory Kolb

co-portfolio manager

Despite concerns over inflation and rising interest rates, global equity markets gained support from relatively strong growth in the world's largest economies. The U.S. economy remained relatively healthy, fueled by sustained strength in consumer spending and an improving labor market. Meanwhile, the Japanese economy continued its recovery, while emerging markets such as India and China sustained impressive growth rates. Nonetheless, the global economic expansion has put upward pressure on commodity prices. In particular, crude oil prices spiked to around $70 per barrel in April, and showed few signs of easing. Against this backdrop, the U.S. Federal Reserve continued to tighten credit conditions, taking the Federal Funds rate to 4.75% in March, while the European Central Bank raised its key lending rate by 50 basis points during the six-month period. Longer-term yields also moved higher worldwide.

The current market environment continues to be characterized by earnings momentum and driven primarily by a handful of sectors and geographies. Investors seem to once again be chasing where performance is today rather than investing where performance will be tomorrow. As Warren Buffett recently remarked, "What the wise man does in the beginning, fools do in the end. With any asset class that has a big move, first the fundamentals attract speculation, then the speculation becomes dominant." Especially in vogue today are the emerging markets and commodity stocks. These are both areas to which the Fund has limited exposure. We do not find the risk/reward profiles particularly compelling at this time and generally are finding better opportunities elsewhere. While this positioning has, and may continue to, hurt performance in the short term, we believe that the investments available in other areas of the market will prove to be more attractive over the next few years.

Performance benefited from the Fund's overweight exposure to consumer durables and media shares, as well as strong stock selection in the healthcare arena. On the downside, a number of the Fund's individual holdings in the financial services, capital goods and technology sectors weighed on results. Relative performance was also hurt by our lack of exposure to the energy sector, which earned double-digit returns for the period.

Fund Composition

The Fund remained most overweight in consumer discretionary and insurance stocks, as well as in the healthcare services and equipment industry. On the other hand, the Fund carried below-market weightings in technology, energy, utilities and banking stocks.

Select Healthcare, Consumer Discretionary, Materials and Financial Stocks Aid Performance

The Fund's strongest performer for the period was Ligand Pharmaceuticals, a biotechnology company that markets a treatment for chronic pain, Avinza, while also boasting a promising development pipeline. After a series of operational and financial missteps, the company seems to have recovered reasonably well and is approaching our target prices. This is a perfect example of our contrarian strategy, where we attempt to take advantage of overwhelming negative perception and sentiment to find unloved and undervalued investment ideas.

Another standout was a new holding, TreeHouse Foods, a company that manufactures pickles, creamers, soups and other products. Dean Foods spun off the company in 2005 with little fanfare. I believe spin-offs are often another great place to look for undervalued opportunities. In this particular instance, the company's strong management team, proven financial track record, and low valuation offered us an attractive investment opportunity.

While the Fund remained underweight in the materials sector, performance by individual holdings in this area was very robust. One top contributor for the period was India's Tata Steel, which has capitalized on robust raw materials demand and firm commodity prices. The company has also benefited from favorable logistics, a proximity to mines and steel plants, and a low overall cost structure. As the company shifts production to higher-margin grades of steel, we expect these favorable dynamics to translate into expanding capacity and higher returns.

Finally, JP Morgan Chase was another strong contributor. Under the guidance of CEO Jamie Dimon, the financial services powerhouse continued to capitalize on its 2004 merger with Bank One. In April, the company reported a 35% year-over-year increase in its net income, fueled by improving fee-based revenues and investment banking returns.

Insurance, Internet Retailers and Technology Shares Hinder Performance

Our stake in U.K.-based insurer Willis Group weighed on performance. The world's third-largest insurance brokerage

6 Janus International & Global Funds April 30, 2006

(unaudited)

firm, Willis lost ground as rising expenses threatened near-term earnings prospects. However, we believe that 2006 will begin to see attractive returns on the investments the company is making in their business and people.

A handful of consumer discretionary shares also struggled, including Internet retailers Expedia and Amazon.com. Online travel agent Expedia was hurt by concerns over its rising cost structure and heightened competition from airlines and hotels booking travelers through their own proprietary websites. Meanwhile, Amazon.com declined on increased upfront spending, which masked its near-term profitability. Nonetheless, the company continues to generate significant cash flow and has been spending that cash to improve the customer experience on its website. We continue to hold the stock because we see the significant competitive advantages of its business model, also characterized by low capital intensity and high incremental returns on capital.

Meanwhile, computer hardware manufacturer Dell continued to struggle against concerns over moderating industry growth and heightened competition. Despite reporting better-than-expected financial results in February, Dell is also facing concerns over increasing margin pressure in its core business. Despite its recent underperformance, we increased our position in Dell. It is rare to be able to invest in such a competitively advantaged business model for such a reasonable valuation, and we believe this is currently one of the most attractive investments in the Fund.

Market Outlook

We remain cautiously optimistic on the outlook for the remainder of the year. In particular, we are confident in our rigorous stock selection process, and in our ability to identify promising investments that may be trading at a discount to their fundamental business worth. While it may take some time for the broader market to recognize the value of the shares we own, we believe that our research efforts ultimately will be rewarded. By purchasing good businesses at reasonable prices, we continue our efforts to generate solid long-term results for our shareholders.

Thank you for your continued support.

Janus Global Opportunities Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Ligand Pharmaceuticals, Inc. - Class B Pharmaceutical developer - U.S.	2.64%
Koninklijke (Royal) Philips Electronics N.V. Global electronics company - Netherlands	1.53%
JP Morgan Chase & Co. Global financial services company - U.S.	1.40%
Tata Steel, Ltd. Steel company - India	1.29%
McKesson Corp. Pharmaceuticals distributor - U.S.	0.70%

5 Largest Detractors from Performance – Holdings

Contribution
Dell, Inc. Worldwide computer systems and services - U.S.	(0.45%)
Amazon.com, Inc. Online retailer - U.S.	(0.44%)
Willis Group Holdings, Ltd. Insurance brokerage and risk management consulting services provider - U.S.	(0.33%)
Vodafone Group PLC Mobile telecommunications services provider - U.S.	(0.15%)
Patterson Companies, Inc. Dental, veterinary and rehabilitation supplies distributor - U.S.	(0.15%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Consumer Durables & Apparel	3.58%	12.75%	2.24%
Pharmaceuticals & Biotechnology	2.66%	5.16%	7.04%
Materials	1.72%	2.86%	5.66%
Diversified Financials	1.44%	6.97%	6.56%
Media	1.23%	12.97%	3.01%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Technological Hardware & Equipment	(0.45%)	1.29%	5.51%
Telecommunications Services	(0.15%)	1.65%	4.20%
Communication Services & Supplies	0.00%	0.81%	0.83%
Transportation	0.00%	0.00%	2.04%
Utilities	0.00%	0.00%	3.99%

Janus International & Global Funds April 30, 2006 7

Janus Global Opportunities Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	5.4%
British Sky Broadcasting Group PLC Television	5.0%
Willis Group Holdings, Ltd. Insurance Brokers	5.0%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	4.6%
Nipponkoa Insurance Company, Ltd. Property and Casualty Insurance	4.4%
24.4%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 3.3% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

8 Janus International & Global Funds April 30, 2006

(unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Since Inception*
Janus Global Opportunities Fund	11.47%	13.76%		9.75%
Morgan Stanley Capital International World IndexSM	16.01%	24.32%		6.69%
Lipper Quartile	N/A	4	th	1	st
Lipper Ranking - based on total return for Global Funds	N/A**	360/362		50/224

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – June 29, 2001

**The Fund's fiscal year-to-date Lipper ranking is not available.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,114.70	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66

*Expenses are equal to the annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus International & Global Funds April 30, 2006 9

Janus Global Opportunities Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 98.8%
Agricultural Chemicals - 1.8%
21,351	Syngenta A.G.*	$2,978,329
Audio and Video Products - 1.8%
57,300	Sony Corp.	2,878,461
Beverages - Wine and Spirits - 2.2%
217,624	Diageo PLC	3,591,483
Broadcast Services and Programming - 3.6%
266,573	Liberty Global, Inc. - Class A*	5,520,727
21,043	Liberty Global, Inc. - Class C*	420,229
		5,940,956
Cellular Telecommunications - 1.8%
1,263,305	Vodafone Group PLC	2,983,296
Computers - 3.6%
225,175	Dell, Inc.*	5,899,585
Dental Supplies and Equipment - 1.9%
94,815	Patterson Companies, Inc.*,#	3,089,073
Distribution/Wholesale - 3.7%
755,500	Esprit Holdings, Ltd.	6,031,683
Diversified Operations - 8.8%
293,000	Hutchison Whampoa, Ltd.	2,875,846
36,613	Louis Vuitton Moet Hennessy S.A.#	3,854,656
292,495	Tyco International, Ltd. (U.S. Shares)	7,707,243
		14,437,745
E-Commerce/Products - 2.8%
130,055	Amazon.com, Inc.*	4,579,237
E-Commerce/Services - 7.4%
299,987	Expedia, Inc.*,#	5,594,758
230,127	IAC/InterActiveCorp*	6,643,766
		12,238,524
Electronic Components - Miscellaneous - 3.7%
177,115	Koninklijke (Royal) Philips Electronics N.V.	6,111,343
Finance - Consumer Loans - 3.9%
45,080	Acom Company, Ltd.	2,628,825
60,100	Promise Company, Ltd.	3,705,283
		6,334,108
Finance - Investment Bankers/Brokers - 5.4%
193,900	JP Morgan Chase & Co.	8,799,182
Food - Canned - 2.4%
152,820	TreeHouse Foods, Inc.*	4,003,884
Food - Catering - 3.4%
364,629	Nissin Healthcare Food Service Company, Ltd.	5,568,786
Insurance Brokers - 5.0%
233,175	Willis Group Holdings, Ltd.	8,196,101
Medical - Drugs - 2.9%
382,765	Ligand Pharmaceuticals, Inc. - Class B*,#	4,688,871
Medical - Hospitals - 2.9%
234,040	Health Management Associates, Inc. - Class A	4,846,968
Multimedia - 2.4%
107,935	Vivendi Universal S.A.#	3,940,804
Property and Casualty Insurance - 4.4%
807,000	Nipponkoa Insurance Company, Ltd.	7,207,825

Shares or Principal Amount		Value
Reinsurance - 3.1%
1,744	Berkshire Hathaway, Inc. - Class B*	$5,148,288
Retail - Apparel and Shoe - 1.3%
74,223	Next PLC	2,181,835
Rubber/Plastic Products - 4.2%
358,800	Tenma Corp.	6,869,398
Savings/Loan/Thrifts - 1.8%
206,270	NewAlliance Bancshares, Inc.#	2,978,539
Schools - 4.3%
130,470	Apollo Group, Inc. - Class A*,#	7,128,881
Steel - Producers - 3.3%
382,706	Tata Steel, Ltd.	5,405,190
Television - 5.0%
856,719	British Sky Broadcasting Group PLC	8,209,742
Total Common Stock (cost $134,370,157)		162,268,117
Other Securities - 9.1%
15,003,594	State Street Navigator Securities Lending Prime Portfolio† (cost $15,003,594)	15,003,594
Time Deposit - 1.0%
$1,700,000	ING Financial, 4.86%, 5/1/06 (cost $1,700,000)	1,700,000
Total Investments (total cost $151,073,751) – 108.9%		178,971,711
Liabilities, net of Cash, Receivables and Other Assets – (8.9)%		(14,568,570)
Net Assets – 100%		$164,403,141

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$21,935,027	12.3%
France	7,795,460	4.4%
Hong Kong	2,875,846	1.6%
India	5,405,190	3.0%
Japan	28,858,578	16.1%
Netherlands	6,111,343	3.4%
Switzerland	2,978,329	1.7%
United Kingdom	16,966,356	9.5%
United States††	86,045,582	48.0%
Total	$178,971,711	100.0%

††Includes Short-Term Securities and Other Securities (38.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

10 Janus International & Global Funds April 30, 2006

Janus Overseas Fund (unaudited)

Ticker: JAOSX

Fund Snapshot

This growth fund invests in overseas companies based on their individual merits regardless of their geography or industry sector.

Performance Overview

For the six months ended April 30, 2006, Janus Overseas Fund returned 41.09%, outperforming both its primary and secondary benchmarks, the Morgan Stanley Capital International EAFE® Index, and the Morgan Stanley Capital International EAFE Growth® Index and the Morgan Stanley Capital International All Country World ex-U.S. IndexSM, which gained 22.26%, 22.89% and 24.83%, respectively.

Brent Lynn

portfolio manager

Fund performance benefited from solid stock selection, particularly in the energy, consumer products, and real estate sectors. The Fund also was rewarded by its sizable stakes in emerging markets such as India, and Brazil, as well as from its above-market exposure to energy and technology shares.

The international investment climate was supportive during the period, as the world's largest economies continued to grow at a solid pace, contributing to equity gains in many international markets. The U.S. economy remained healthy, despite the backdrop of higher interest rates and rising energy prices. Turning to the international arena, Asian markets gained support from signs of recovery in Japan, and vigorous economic growth in China and India. Meanwhile, European shares continued to perform well, despite elevated energy costs and credit tightening by the European Central Bank.

Given the global economic expansion, inflation remained a concern, especially as energy prices tested new highs. Crude oil prices exceeded $70 per gallon in April as geopolitical pressures in oil-producing countries such as Iran and Nigeria. Inflation concerns triggered monetary tightening around the globe. The U.S. Federal Reserve continued its campaign of steady but measured credit tightening, while the European Central Bank raised its key interest rate by 50 basis points during the period, to 2.50%. As central banks around the globe removed liquidity from the system, longer-term interest rates moved higher.

Investment Strategy

While the portfolio strategy remained relatively unchanged, the Fund experienced some natural turnover as we identified new investment opportunities and sold off stocks that either reached our price targets or lost our fullest confidence.

Strong Performers Included Materials, Energy and Real Estate Stocks

Among the strongest contributors to Fund performance were emerging market shares, such as Cosan, the largest sugar producer in Brazil. We believe Cosan is well positioned to benefit from an anticipated drop in European sugar exports, which is expected now that the European Union has slashed subsidies for sugar farmers. On the demand side, sugar consumption continues to expand in fast-growing emerging markets such as China. Additionally, Cosan has benefited from the Brazilian government's promotion of ethanol fuel. Most of the ethanol in Brazil is sugar-based, rather than the corn-based formula used in the United States. The Brazilian government has promoted the development of flex-fuel automobiles, which can run on either gasoline or ethanol. There are also pressures within Japan and European countries to boost the mandated use of ethanol in automotive fuels. These developments have added to our excitement over Cosan's prospects.

The Fund maintained a significant above-market weighting in Indian shares, many of which have delivered impressive performance. One standout was Tata Steel. While the company has benefited from firm pricing within the commodity markets, we believe it is positioned to be profitable even if steel prices fall, given its access to low-cost iron ore and coal. Meanwhile, steel demand in India is accelerating rapidly, and Tata Steel is shifting production to more value-added, higher margin grades of steel. The company plans to triple capacity over the next five years. Given its advantageous cost structure, we believe that Tata Steel is poised to translate expanding capacity into higher returns.

Hong Kong-based gaming company Melco International was another strong performer. Melco is positioned to benefit from the rapid growth in tourism and gaming in Asia, in our opinion. The company plans to partner with leading Australian gaming company PBL in opening high-end and mid-market hotels and casinos in Macau, which is attempting to transform itself into the Las Vegas of Asia.

The Fund also benefited from strong performance by its energy shares, particularly Indian conglomerate Reliance Industries, the top-contributing holding for the period, and Canadian oil sands company Suncor. Additionally, the Fund capitalized on solid returns by its Japanese real estate holdings, including Mitsubishi Estate and Sumitomo Realty. During the period, we also initiated a position in Singapore-based CapitaLand, Southeast Asia's largest property developer and manager. The company's transformation from a traditional property conglomerate to an "asset-light" management model fits two of our key investment criteria – historically higher returns on capital and capital efficiency.

Janus International & Global Funds April 30, 2006 11

Janus Overseas Fund (unaudited)

Software Services and Financial Companies Weighed on Performance

Fund performance was hindered by weakness in a handful of individual names that failed to meet investor expectations. Detractors included soybean processor and fertilizer manufacturer Bunge Limited, which fell after reporting a 41% drop in its first quarter profits. The company's recent results have suffered from weakness in its South American market.

Our stake on Israeli security software firm Check Point Software Technologies also weighed on performance. Check Point reported disappointing first quarter financial results, which reflected weaker than expected growth in new product revenues.

Insurance stocks were also weak, and laggards in this area included Japan's Millea Holdings and the United Kingdom's Willis Group.

During the period, we took profits in some Japanese financial companies which had reached our valuation targets, reducing our positions in Mizuho Financial Group, Mitsubishi UFJ Financial Group, and Sumitomo Realty. Meanwhile, we also invested in two of China's life insurance franchises, Ping An and China Life.

Investment Strategy and Outlook

Looking ahead, we believe that the global economy is still healthy, despite uncertainty over higher energy prices and rising interest rates. We do, however, recognize the risk of some pullback in the emerging markets, given their impressive performance over the past six months. Nonetheless, the portfolio maintains its geographical diversity, while it continues to reflect the best investment ideas identified by our team. Our focus remains on identifying companies with durable franchises, exciting long-term growth prospects, and reasonable valuations. We recognize that markets can be volatile in the short-term, but we believe that our investment approach will aid us in our goal of delivering strong, long-term returns to our shareholders.

Janus Overseas Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	3.56%
Cosan S.A. Industria e Comercio Food and beverage producer and distributor - Brazil	2.85%
Tata Steel, Ltd. Steel company - India	2.69%
Melco International Development, Ltd. Holding company - China	2.04%
Sony Corp. Consumer and industrial electronic equipment producer - Japan	1.31%

5 Largest Detractors from Performance – Holdings

Contribution
Bunge, Ltd. Integrated global agribusiness and food company - U.S.	(0.22%)
Check Point Software Technologies, Ltd. (U.S. Shares) Internet security provider - U.S.	(0.16%)
Companhia de Concessoes Rodoviarias Toll road operator - Brazil	(0.12%)
Obrascon Huarte Lain Brasil S.A. Construction and civil engineering company - Brazil	(0.11%)
Rossi Residencial S.A. Construction company - Brazil	(0.10%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Energy	6.30%	11.48%	8.20%
Materials	4.47%	9.92%	8.06%
Real Estate	3.63%	7.25%	2.61%
Banks	3.44%	9.49%	16.20%
Food, Beverage & Tobacco	3.34%	4.82%	5.04%

5 Lowest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Other*	0.13%	0.12%	0.00%
Healthcare Equipment & Services	0.14%	0.96%	0.84%
Food & Staples Retailing	0.17%	0.31%	1.89%
Pharmaceuticals & Biotechnology	0.23%	2.43%	6.94%
Media	0.27%	2.31%	2.17%

*Industry not classified by Global Industry Classification Standard.

12 Janus International & Global Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
Reliance Industries, Ltd. Oil Refining and Marketing	4.9%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	4.2%
Tata Steel, Ltd. Steel - Producers	3.8%
Potash Corporation of Saskatchewan, Inc. Agricultural Chemicals	3.0%
ASML Holding N.V. Semiconductor Equipment	2.9%
18.8%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 41.5% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus International & Global Funds April 30, 2006 13

Janus Overseas Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Overseas Fund	41.09%	71.36%		11.62%		14.06%		14.65%
Morgan Stanley Capital International EAFE® Index	22.26%	32.82%		7.06%		4.15%		4.74%
Morgan Stanley Capital International EAFE® Growth Index	22.89%	33.49%		9.18%		6.68%		6.98	%**
Morgan Stanley Capital International All Country World ex-U.S. IndexSM	24.83%	37.62%		11.02%		N/A		7.75	%***
Lipper Quartile	N/A	1	st	1	st	1	st	1	st
Lipper Ranking - based on total return for International Funds	N/A****	2/910		114/599		8/230		2/120

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 2, 1994

**The Morgan Stanley Capital International EAFE® Growth Index's since inception returns are calculated from April 30, 1994.

***The MSCI All Country World ex-U.S. Index's since inception returns are calculated from December 31, 1998.

****The Fund's fiscal year-to-date Lipper ranking is not available.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

The Fund held approximately 13.7% and 11.6% of its total investments in Indian and Brazilian securities, respectively, as of April 30, 2006, and the Fund has experienced significant gains due, in part, to its investments in India and Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India and/or Brazil.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,410.90	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Janus International & Global Funds April 30, 2006

Janus Overseas Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 99.4%
Agricultural Chemicals - 3.0%
1,446,520	Potash Corporation of Saskatchewan, Inc.#	$136,934,553
Agricultural Operations - 3.2%
22,100	BrasilAgro - Companhia Brasileira de Propriedades Agricolas	10,456,094
1,589,325	Bunge, Ltd.#	84,790,489
69,906,000	Chaoda Modern Agriculture Holdings, Ltd.#	48,687,965
		143,934,548
Apparel Manufacturers - 0.7%
3,901,900	Burberry Group PLC	33,548,741
Audio and Video Products - 2.5%
2,268,200	Sony Corp.#	113,942,862
Automotive - Cars and Light Trucks - 3.5%
1,153,784	BMW A.G.#	62,810,077
7,386,900	Nissan Motor Company, Ltd.#	97,116,667
		159,926,744
Automotive - Truck Parts and Equipment - Original - 0%
144,600	TI Automotive, Ltd.*,ß,oo	0
Brewery - 0.4%
118,560	Hite Brewery Company, Ltd.#	15,586,768
Broadcast Services and Programming - 0.7%
1,558,060	Grupo Televisa S.A. (ADR)	33,030,872
Building - Residential and Commercial - 1.3%
1,043,285	Desarrolladora Homex S.A. (ADR)*,#	39,978,681
1,609,500	Rossi Residencial S.A.	16,966,459
		56,945,140
Commercial Banks - 7.7%
1,323,237	Anglo Irish Bank Corporation PLC	21,785,732
26,611,717	Banco De Oro	18,246,566
495,960	Banco De Oro (GDR)*	6,801,843
1,911,640	Banco Marcro Bansud S.A. (ADR)*	44,292,698
1,850,600	Banco Nossa Caixa S.A.	41,764,859
979,314	Commerzbank A.G.#	40,462,926
382,905	Julius Baer Holding, Ltd.#	36,709,728
318,560	Kookmin Bank	28,539,355
2,632	Mitsubishi UFJ Financial Group, Inc.	41,376,015
4,733	Mizuho Financial Group, Inc.#	40,361,331
2,834,764	Punjab National Bank, Ltd.	26,412,551
		346,753,604
Computers - 1.4%
834,413	Research In Motion, Ltd. (U.S. Shares)*	63,941,068
Computers - Peripheral Equipment - 0.5%
559,480	Logitech International S.A.*	23,232,721
Cosmetics and Toiletries - 1.3%
704,680	LG Household & Health Care, Ltd.	56,257,850
Distribution/Wholesale - 4.0%
11,738,500	Esprit Holdings, Ltd.#	93,716,631
36,040,000	Li & Fung, Ltd.	85,529,516
		179,246,147
Diversified Financial Services - 0.1%
9,883,152	Reliance Capital Ventures, Ltd.*	5,667,955
Diversified Minerals - 1.3%
32,053,350	Caemi Mineracao e Metalurgica S.A.	58,976,935

Shares or Principal Amount		Value
Diversified Operations - 5.6%
883,600	Bradespar S.A.*	$35,246,622
16,224,000	China Resources Enterprise, Ltd.#	34,735,970
680,067	Louis Vuitton Moet Hennessy S.A.#	71,598,192
49,821,000	Melco International Development, Ltd.	112,129,861
		253,710,645
Electric - Distribution - 0.5%
2,780,900	Equatorial Energia S.A.*,£	20,653,546
Electric Products - Miscellaneous - 1.8%
12,672,000	Toshiba Corp.#	80,685,022
Electronic Components - Semiconductors - 6.4%
34,457,540	ARM Holdings PLC	85,455,805
14,857,000	Chartered Semiconductor Manufacturing, Ltd.*	16,916,060
274,940	Samsung Electronics Company, Ltd.	187,724,088
		290,095,953
Energy - Alternate Sources - 0.8%
1,084,900	Suntech Power Holdings Company, Ltd. (ADR)*,#	37,201,221
Finance - Investment Bankers/Brokers - 1.9%
5,314,000	Mitsubishi UFJ Securities Company, Ltd.#	83,724,727
Finance - Mortgage Loan Banker - 1.2%
1,843,110	Housing Development Finance Corporation, Ltd.	53,349,619
Food - Retail - 1.4%
1,090,814	Metro A.G.#	61,735,360
Gas - Distribution - 0.1%
9,883,152	Reliance Natural Resources, Ltd.*	6,504,391
Hotels and Motels - 0.5%
410,570	Four Seasons Hotels, Inc.	22,178,991
Insurance Brokers - 0.9%
1,185,770	Willis Group Holdings, Ltd.	41,679,816
Internet Gambling - 0.9%
9,969,022	IG Group Holdings PLC	41,993,583
Internet Security - 0.7%
1,534,320	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	29,689,092
Investment Companies - 0.8%
8,578,064	SM Investments Corp.	38,106,320
Medical - Drugs - 1.4%
420,611	Roche Holding A.G.#	64,675,470
Medical Instruments - 1.4%
3,738,774	Elekta AB - Class B#	61,727,798
Metal - Diversified - 0.8%
632,389	Inco, Ltd.#	35,673,516
Mortgage Banks - 0.4%
408,961	Aareal Bank A.G.*	19,286,135
Multi-Line Insurance - 0.9%
214,619	Allianz A.G.#	35,876,335
1,065,000	Ping An Insurance Group Company of China, Ltd. - Class H#	2,932,654
		38,808,989
Oil - Field Services - 1.2%
825,156	Technip S.A.#	52,103,171

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds April 30, 2006 15

Janus Overseas Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 0.9%
31,427	Niko Resources, Ltd.	$1,829,880
1,306,311	Western Oil Sands, Inc. - Class A*	39,503,041
		41,332,921
Oil Companies - Integrated - 3.0%
771,580	Lukoil (ADR)	69,905,148
745,575	Suncor Energy, Inc.	63,844,507
		133,749,655
Oil Refining and Marketing - 4.9%
9,883,152	Reliance Industries, Ltd.	222,073,765
Paper and Related Products - 0.2%
1,247,200	Suzano Bahia Sul Papel e Celulose S.A.	8,826,614
Power Converters and Power Supply Equipment - 0.3%
553,936	Suzlon Energy, Ltd.	15,540,434
Public Thoroughfares - 1.6%
3,981,600	Companhia de Concessoes Rodoviarias	34,912,928
2,903,400	Obrascon Huarte Lain Brasil S.A.*	35,461,268
		70,374,196
Real Estate Management/Services - 1.8%
3,804,000	Mitsubishi Estate Company, Ltd.#	83,185,878
Real Estate Operating/Development - 5.9%
78,415,800	Ayala Land, Inc.	17,795,957
5,635,000	Capitaland, Ltd.	17,465,684
90,066,000	China Overseas Land & Investment, Ltd.#	57,501,541
4,839,500	Cyrela Brazil Realty S.A.	82,320,197
2,748,390	Gafisa S.A.*	28,050,171
13,019,000	Hang Lung Properties, Ltd.#	26,194,833
3,310,000	Sun Hung Kai Properties, Ltd.#	37,824,668
		267,153,051
Rental Auto/Equipment - 0.1%
234,700	Localiza Rent a Car S.A.	4,948,155
Research and Development - 0.8%
10,195,004	Qinetiq PLC*	37,461,127
Semiconductor Equipment - 2.9%
6,116,876	ASML Holding N.V.*	129,647,150
Steel - Producers - 3.8%
12,191,285	Tata Steel, Ltd.	172,184,931
Sugar - 5.7%
4,049,231	Bajaj Hindusthan, Ltd.	46,566,157
1,009,400	Bajaj Hindusthan, Ltd. (GDR) (144A)§	11,604,264
13,335,458	Balrampur Chini Mills, Ltd.£	55,866,362
1,682,900	Cosan S.A. Industria e Comercio*	129,503,468
456,173	Shree Renuka Sugars, Ltd.	14,286,648
		257,826,899
Telecommunication Services - 3.5%
2,416,405	Amdocs, Ltd. (U.S. Shares)*	89,890,266
9,883,152	Reliance Communication Ventures, Ltd.*	66,661,750
		156,552,016
Television - 1.0%
4,771,961	British Sky Broadcasting Group PLC	45,728,610
Transportation - Railroad - 1.8%
1,289,500	All America Latina Logistica (GDR)	81,565,355
Total Common Stock (cost $3,032,953,092)		4,489,660,630

Shares or Principal Amount		Value
Other Securities - 13.0%
583,705,707	State Street Navigator Securities Lending Prime Portfolio†	$583,705,707
2,008,588	U.S. Treasury Notes/Bonds†	2,008,588
Total Other Securities (cost $585,714,295)		585,714,295
Total Investments (total cost $3,618,667,387) – 112.4%		5,075,374,925
Liabilities, net of Cash, Receivables and Other Assets – (12.4)%		(561,068,305)
Net Assets – 100%		$4,514,306,620

Summary of Investments by Country

Country	Value	% of Investment Securities
Argentina	$44,292,698	0.9%
Bermuda	305,716,452	6.0%
Brazil	589,652,671	11.6%
Canada	363,905,556	7.2%
Cayman Islands	85,889,186	1.7%
China	2,932,654	0.1%
France	123,701,363	2.4%
Germany	220,170,833	4.3%
Hong Kong	268,386,873	5.3%
India	696,718,827	13.7%
Ireland	21,785,732	0.4%
Israel	29,689,092	0.6%
Japan	540,392,502	10.6%
Mexico	73,009,553	1.4%
Netherlands	129,647,150	2.6%
Philippines	80,950,686	1.6%
Russia	69,905,148	1.4%
Singapore	34,381,744	0.7%
South Korea	288,108,061	5.7%
Sweden	61,727,798	1.2%
Switzerland	124,617,919	2.5%
United Kingdom	334,078,132	6.6%
United States††	585,714,295	11.5%
Total	$5,075,374,925	100.0%

††Includes Short-Term Securities and Other Securities (0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

16 Janus International & Global Funds April 30, 2006

Janus Worldwide Fund (unaudited)

Ticker: JAWWX

Fund Snapshot

This global fund offers geographic diversification in a single portfolio.

Performance Overview

For the six months ended April 30, 2006, Janus Worldwide Fund returned 11.97%, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which gained 16.01% for the same period.

Jason Yee

portfolio manager

The world's equity markets gained support during the period from generally healthy economic growth. The U.S. and European economies sustained economic expansions, Japanese business fundamentals improved, and emerging markets such as China and India continued to experience rapid growth. Nonetheless, these trends fueled higher inflation, especially in the energy and commodity markets. Indeed, the price of crude oil exceeded $70 per barrel in April, and showed no signs of significant easing. As inflation concerns mounted, central banks worldwide continued to tighten credit conditions. The U.S. Federal Reserve raised overnight rates by 100 basis points between the end of October and the end of April, while the European Central Bank increased its key lending rate by 50 basis points. Against this backdrop, long-term interest rates moved higher.

The current market environment continues to be characterized by earnings momentum and driven primarily by a handful of sectors and geographies. Investors seem to once again be chasing where performance is today rather than investing where performance will potentially be tomorrow. As Warren Buffett recently remarked, "What the wise man does in the beginning, fools do in the end. With any asset class that has a big move, first the fundamentals attract speculation, then the speculation becomes dominant." Especially in vogue today are the emerging markets and commodity stocks. These are both areas to which the Fund has limited exposure. We do not find the risk/reward profile particularly compelling at this time and generally are finding better opportunities elsewhere. While this positioning has, and may continue to, hurt performance in the short-term, we believe that the investments available in other areas of the market will prove to be more attractive over the next few years.

Fund Composition

The Fund remained overweight relative to its benchmark in the consumer discretionary sector, particularly in retailing, consumer durables and media shares. It also carried an above-market weighting in diversified financial companies and healthcare equipment and services firms. In contrast, the Fund was underweight in consumer staples stocks, as well as in the energy, utilities, banking and technology areas.

Contributors Include Electronic Components, Select Technology, and Financial Services Stocks

The Fund's relative performance benefited from its above-market weighting and strong stock selection within the consumer discretionary sector. One of the strongest performers for the period was Dutch electronics conglomerate Koninklijke (Royal) Philips Electronics. Philips benefits from a strong presence in the semiconductor manufacturing market, as well as from its stake in other businesses, from high-end medical equipment and consumer electronics to lighting products and appliances. We have subsequently reduced our investment in Philips Electronics. While we still believe the company is undervalued, there are currently other risk/reward opportunities that we find more attractive.

Meanwhile, we built our stake in networking equipment manufacturer Cisco Systems, another top performer for the period. Cisco continued to report impressive financial results, fueled by exploding demand for infrastructure to deliver high-speed Internet service, voice communications and streaming video. Many years after the Internet "bubble", Cisco is trading at an undemanding valuation relative to its long-term growth prospects. As an industry leader, we believe the company is well-positioned to benefit from both cyclical and secular trends in the networking equipment area.

Financial services powerhouse JP Morgan Chase was another strong contributor. Under the guidance of seasoned financial industry veteran, CEO Jamie Dimon, JP Morgan began to capitalize on the cost synergies created through its 2004 merger with Bank One. In April, the company reported a 35% year-over-year increase in its net income, fueled by improving fee-based revenues and investment-banking returns.

Detractors Include Select Technology, Insurance, Media, and Consumer Discretionary Stocks

Technology was the weakest overall sector, due in part to pressure on hardware maker Dell, which was the Fund's biggest individual detractor for the period. Despite reporting better-than-expected financial results in February, Dell has been overshadowed by concerns over increasing margin pressure in its core business. In spite of its recent underperformance, we have increased our position in Dell. In our opinion, it is rare to be able to invest in such a competitively advantaged business model for such a reasonable valuation, and we believe this is currently one of the most attractive investments in the Fund.

Our stake in U.K.-based insurer Willis Group also weighed on performance. The world's third-largest insurance brokerage firm, Willis lost ground as rising expenses threatened near-term earnings prospects. However, we believe that 2006 will

Janus International & Global Funds April 30, 2006 17

Janus Worldwide Fund (unaudited)

begin to see attractive returns on the investments the company is making in their business and people.

A number of consumer discretionary stocks also hindered results. These included online retailer Amazon.com, which faced concerns that upfront spending increases could jeopardize its near-term profitability. Nonetheless, this leading company continues to reinvest in improving its services and website features, and offers an attractive mix of low capital requirements and solid return potential.

Our stake in cable television provider Liberty Global also hurt performance. The media distribution business continues to be out of favor due to technological disruption of existing business models. We believe much of this pessimism has been discounted in the stock. Despite the vast complexity of the business operations around the globe, the strong management team continues to execute on their business strategy of profitably growing or consolidating select international cable markets in Europe and Japan.

Market Outlook

We remain cautiously optimistic on the outlook for the remainder of the year. In particular, we are confident in our rigorous stock selection process, and in our ability to identify promising investments that may be trading at a discount to their fundamental business worth. While it may take some time for the broader market to recognize the value of the shares we own, we believe that our research efforts ultimately will be rewarded. By purchasing good businesses at reasonable prices, we continue our efforts to generate solid long-term results for our shareholders.

Thank you for your continued support.

Janus Worldwide Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Koninklijke (Royal) Philips Electronics N.V. Global electronics company - U.S.	1.30%
JP Morgan Chase & Co. Global financial services company - U.S.	1.11%
Reliance Industries, Ltd. Industrial conglomerate with multiple lines of business - India	1.11%
Syngenta A.G. Agricultural chemicals company - Switzerland	0.72%
Louis Vuitton Moet Hennessy S.A. Diversified luxury goods conglomerate - France	0.59%

5 Largest Detractors from Performance – Holdings

Contribution
Dell, Inc. Worldwide computer systems and services - U.S.	(0.54%)
Willis Group Holdings, Ltd. Insurance brokerage and risk management consulting services provider - U.S.	(0.34%)
Amazon.com, Inc. Online retailer - U.S.	(0.33%)
Liberty Global, Inc. - Class A Broadband distribution and video programming services provider - U.S.	(0.25%)
Vodafone Group PLC Mobile telecommunications services provider - England	(0.21%)

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Consumer Durables & Apparel	2.74%	10.35%	2.24%
Diversified Financials	2.29%	9.48%	6.56%
Materials	1.41%	5.52%	5.66%
Energy	1.12%	1.84%	9.43%
Media	1.10%	13.91%	3.01%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Primary Benchmark Weighting
Software & Services	(0.26%)	1.84%	3.85%
Healthcare Equipment & Services	(0.17%)	4.72%	3.05%
Technology Hardware & Equipment	(0.06%)	4.65%	5.51%
Food & Staples Retailing	0.00%	0.00%	2.12%
Semiconductors & Semiconductor Equipment	0.06%	0.65%	1.95%

18 Janus International & Global Funds April 30, 2006

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of April 30, 2006
British Sky Broadcasting Group PLC Television	5.6%
Willis Group Holdings, Ltd. Insurance Brokers	4.9%
JP Morgan Chase & Co. Finance - Investment Bankers/Brokers	4.5%
Koninklijke (Royal) Philips Electronics N.V. Electronic Components - Miscellaneous	3.7%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	3.5%
22.2%

Asset Allocation – (% of Net Assets)

As of April 30, 2006

Emerging markets comprised 5.9% of total net assets.

5 Largest Country Allocations – (% of Investment Securities)

As of April 30, 2006	As of October 31, 2005

Janus International & Global Funds April 30, 2006 19

Janus Worldwide Fund (unaudited)

Performance

  Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Worldwide Fund	11.97%	16.89%		(1.58%)		6.77%		11.07%
Morgan Stanley Capital International World IndexSM	16.01%	24.32%		5.51%		7.37%		8.57%
Lipper Quartile	N/A	4	th	4	th	3	rd	2	nd
Lipper Ranking - based on total return for Global Funds	N/A**	339/362		217/220		56/82		5/17

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 15, 1991

**The Fund's fiscal year-to-date Lipper ranking is not available.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See "Explanations of Charts, Tables and Financial Statements."

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,119.70	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

*Expenses are equal to the annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20 Janus International & Global Funds April 30, 2006

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Common Stock - 99.9%
Advertising Services - 1.6%
5,945,984	WPP Group PLC	$73,405,871
Agricultural Chemicals - 3.3%
878,995	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)#	83,223,246
503,958	Syngenta A.G.*,#	70,298,931
		153,522,177
Apparel Manufacturers - 1.8%
9,908,510	Burberry Group PLC	85,193,889
Audio and Video Products - 1.2%
1,108,100	Sony Corp.	55,665,323
Automotive - Cars and Light Trucks - 3.7%
1,260,583	BMW A.G.	68,624,037
537,300	Hyundai Motor Company, Ltd.	47,224,523
4,441,214	Nissan Motor Company, Ltd.	58,389,297
		174,237,857
Broadcast Services and Programming - 1.7%
2,845,160	Liberty Global, Inc. - Class A*,#	58,923,264
970,755	Liberty Global, Inc. - Class C*	19,385,977
		78,309,241
Building - Residential and Commercial - 2.1%
579,400	Centex Corp.#	32,214,640
609,780	Lennar Corp.#	33,495,216
881,235	Pulte Homes, Inc.#	32,914,127
		98,623,983
Casino Hotels - 1.1%
620,725	Harrah's Entertainment, Inc.#	50,675,989
Cellular Telecommunications - 2.6%
311,900	Hikari Tsushin, Inc.	19,284,029
44,240,883	Vodafone Group PLC	104,474,896
		123,758,925
Chemicals - Diversified - 1.4%
1,166,800	Shin-Etsu Chemical Company, Ltd.	67,426,725
Commercial Banks - 0.5%
1,864,894	ICICI Bank, Ltd.*	23,957,035
Computers - 3.5%
6,229,510	Dell, Inc.*,#	163,213,162
Distribution/Wholesale - 3.7%
18,166,000	Esprit Holdings, Ltd.	145,031,845
11,924,000	Li & Fung, Ltd.	28,297,834
		173,329,679
Diversified Minerals - 1.1%
1,007,530	Companhia Vale do Rio Doce (ADR)#	51,907,946
Diversified Operations - 5.7%
2,478,000	Hutchison Whampoa, Ltd.	24,322,005
731,746	Louis Vuitton Moet Hennessy S.A.#	77,039,013
6,383,955	Tyco International, Ltd. (U.S. Shares)#	168,217,214
		269,578,232
E-Commerce/Products - 2.0%
2,725,455	Amazon.com, Inc.*,#	95,963,271
E-Commerce/Services - 6.6%
1,411,715	eBay, Inc.*,#	48,577,113
5,413,481	Expedia, Inc.*	100,961,421
5,482,755	IAC/InterActiveCorp*	158,287,137

Shares or Principal Amount		Value
		307,825,671
Electronic Components - Miscellaneous - 3.7%
4,971,412	Koninklijke (Royal) Philips Electronics N.V.#	$171,538,300
Electronic Components - Semiconductors - 0.9%
64,990	Samsung Electronics Company, Ltd.	44,374,003
Enterprise Software/Services - 0.7%
1,325,390	CA, Inc.#	33,611,890
Entertainment Software - 0.5%
1,761,450	Activision, Inc.*,#	24,994,976
Finance - Consumer Loans - 2.0%
768,610	Acom Company, Ltd.	44,821,239
779,350	Promise Company, Ltd.	48,048,452
		92,869,691
Finance - Investment Bankers/Brokers - 8.9%
1,639,745	Citigroup, Inc.	81,905,263
4,658,073	JP Morgan Chase & Co.	211,383,352
3,743,000	Mitsubishi UFJ Securities Company, Ltd.	58,972,836
574,221	UBS A.G.#	68,061,996
		420,323,447
Finance - Mortgage Loan Banker - 1.2%
440,370	Fannie Mae	22,282,722
1,246,142	Housing Development Finance Corporation, Ltd.	36,070,121
		58,352,843
Health Care Cost Containment - 0.5%
483,980	McKesson Corp.	23,516,588
Insurance Brokers - 4.9%
6,520,585	Willis Group Holdings, Ltd.£	229,198,563
Internet Security - 0.5%
1,297,030	Symantec Corp.*	21,245,351
Investment Companies - 0.2%
424,887	RHJ International*	10,559,994
Medical - Drugs - 2.1%
717,645	Merck & Company, Inc.	24,701,341
1,143,995	Pfizer, Inc.	28,977,393
302,172	Roche Holding A.G.#	46,463,635
		100,142,369
Medical - HMO - 1.8%
525,780	Aetna, Inc.	20,242,530
417,895	Coventry Health Care, Inc.*	20,756,845
838,170	UnitedHealth Group, Inc.	41,690,575
		82,689,950
Medical - Hospitals - 0.9%
1,956,565	Health Management Associates, Inc. - Class A#	40,520,461
Multi-Line Insurance - 0.5%
148,185	Allianz A.G.	24,771,034
Multimedia - 2.3%
3,847,440	Walt Disney Co.#	107,574,422
Networking Products - 3.0%
6,626,425	Cisco Systems, Inc.*	138,823,604
Oil Refining and Marketing - 1.6%
3,254,858	Reliance Industries, Ltd.	73,136,442
Property and Casualty Insurance - 3.0%
7,202	Millea Holdings, Inc.	143,578,273

See Notes to Schedules of Investments and Financial Statements.

Janus International & Global Funds April 30, 2006 21

Janus Worldwide Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Real Estate Management/Services - 0.8%
1,743,000	Mitsubishi Estate Company, Ltd.	$38,115,927
Real Estate Operating/Development - 0.5%
7,981,000	Capitaland, Ltd.	24,737,112
Reinsurance - 2.5%
39,820	Berkshire Hathaway, Inc. - Class B*,#	117,548,640
Retail - Apparel and Shoe - 1.5%
1,690,016	Industria de Diseno Textil S.A.	68,761,375
Schools - 0.5%
460,870	Apollo Group, Inc. - Class A*,#	25,181,937
Semiconductor Equipment - 1.0%
2,187,109	ASML Holding N.V.*	46,355,762
Soap and Cleaning Preparations - 1.1%
1,469,481	Reckitt Benckiser PLC	53,566,733
Telephone - Integrated - 1.0%
1,819,375	Sprint Nextel Corp.	45,120,500
Television - 5.6%
27,530,080	British Sky Broadcasting Group PLC	263,814,454
Tobacco - 0.3%
169,815	Altria Group, Inc.	12,423,665
Transportation - Services - 1.3%
767,710	United Parcel Service, Inc. - Class B	62,238,250
Web Portals/Internet Service Providers - 1.0%
1,448,725	Yahoo!, Inc.*	47,489,206
Total Common Stock (cost $4,043,434,516)		4,693,770,738

Shares or Principal Amount		Value
Other Securities - 10.8%
505,960,521	State Street Navigator Securities Lending Prime Portfolio† (cost $505,960,521)	$505,960,521
Total Investments (total cost $4,549,395,037) – 110.7%		5,199,731,259
Liabilities, net of Cash, Receivables and Other Assets – (10.7)%		(501,596,642)
Net Assets – 100%		$4,698,134,617

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$10,559,994	0.2%
Bermuda	570,745,456	11.0%
Brazil	51,907,946	1.0%
Canada	83,223,246	1.6%
France	77,039,013	1.5%
Germany	93,395,071	1.8%
Hong Kong	24,322,005	0.5%
India	133,163,598	2.5%
Japan	534,302,101	10.3%
Netherlands	217,894,062	4.2%
Singapore	24,737,112	0.5%
South Korea	91,598,526	1.8%
Spain	68,761,375	1.3%
Switzerland	184,824,562	3.5%
United Kingdom	580,455,843	11.1%
United States††	2,452,801,349	47.2%
Total	$5,199,731,259	100.0%

††Includes Other Securities (37.4% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.

22 Janus International & Global Funds April 30, 2006

Statements of Assets and Liabilities

As of April 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
Assets:
Investments at cost(1)	$151,074		$3,618,667		$4,549,395
Investments at value(1)	$178,972		$5,075,375		$5,199,731
Cash	629		–		–
Cash denominated in foreign currency(2)	86		8,620		4,203
Receivables:
Investments sold	–		107,437		25,035
Fund shares sold	113		11,068		–
Dividends	303		3,850		8,334
Interest	9		136		60
Other assets	1		61		41
Total Assets	180,113		5,206,547		5,237,404
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	15,004		585,714		505,961
Due to custodian	–		17,326		10,924
Investments purchased	–		69,928		5,163
Fund shares repurchased	287		716		13,113
Dividends and distributions	–		–		–
Advisory fees	87		2,260		2,330
Transfer agent fees and expenses	48		696		959
Non-interested Trustees' fees and expenses	4		1		6
Foreign tax liability	214		15,280		–
Accrued expenses	66		319		813
Total Liabilities	15,710		692,240		539,269
Net Assets	$164,403		$4,514,307		$4,698,135
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$122,700		$3,650,132		$9,520,880
Undistributed net investment income/(loss)*	215		36,694		32,134
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	13,795		(614,235)		(5,505,597)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	27,693	(3)	1,441,716	(3)	650,718
Total Net Assets	$164,403		$4,514,307		$4,698,135
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,684		113,588		102,473
Net Asset Value Per Share	$15.39		$39.74		$45.85

*See Note 4 in the Notes to the Financial Statements.

(1)  Investments at cost and value include $14,517,893, $559,213,912 and $488,019,172 of securities loaned for Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively (Note 1).

(2)  Includes cost of $84,259, $8,596,255 and $4,119,495 for Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.

(3)  Net of foreign taxes on investments of $214,151 and $15,280,423 for Janus Global Opportunities Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.

Janus International & Global Funds April 30, 2006 23

Statements of Operations

For the six-month period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
Investment Income:
Interest	$37		$772		$1,002
Securities lending income	37		311		274
Dividends	1,166		66,242		55,813
Dividends from affiliate	–		–		3,758
Foreign tax withheld	(29)		(1,209)		(1,155)
Total Investment Income	1,211		66,116		59,692
Expenses:
Advisory fees	549		10,864		14,615
Transfer agent fees and expenses	248		3,535		5,647
Registration fees	14		87		24
Postage and mailing expenses	24		67		145
Custodian fees	9		450		260
Professional fees	18		20		34
Non-interested Trustees' fees and expenses	12		45		75
Printing expenses	39		69		199
Proxy expenses	26		295		738
Other expenses	31		77		120
Non-recurring costs (Note 2)	–		–		–
Costs assumed by Janus Capital Management LLC (Note 2)	–		–		–
Total Expenses	970		15,509		21,857
Expense and Fee Offset	(14)		(129)		(277)
Net Expenses	956		15,380		21,580
Net Investment Income/(Loss)	255		50,736		38,112
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	21,952		369,692		412,237
Net realized gain/(loss) from foreign currency transactions	(10)		(4,099	)(1)	(1,929)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(3,153	)(2)	727,578	(2)	110,630
Payment from affiliate (Note 2)	–		44		13
Net Gain/(Loss) on Investments	18,789		1,093,215		520,951
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,044		$1,143,951		$559,063

(1)  Net of capital gain taxes on investments of $1,662,822 for Janus Overseas Fund.

(2)  Net of foreign taxes on investments of $214,151 and $15,280,423 for Janus Global Opportunities Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.

24 Janus International & Global Funds April 30, 2006

Statements of Changes in Net Assets

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$255	$1,366	$50,736	$19,929	$38,112	$53,703
Net realized gain/(loss) from investment and foreign currency transactions	21,942	16,029	365,593	309,470	410,308	522,026
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(3,153)	(1,257)	727,578	307,038	110,630	42,790
Payment from affiliate (Note 2)	–	5	44	1	13	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,044	16,143	1,143,951	636,438	559,063	618,520
Dividends and Distributions to Shareholders:
Net investment income*	(1,352)	(414)	(25,913)	(21,691)	(56,798)	(53,489)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–
Net Increase/(Decrease) from Dividends and Distributions	(1,352)	(414)	(25,913)	(21,691)	(56,798)	(53,489)
Capital Share Transactions:
Shares sold	9,570	45,661	1,060,269	444,629	75,590	193,894
Redemption fees	7	29	296	163	57	164
Reinvested dividends and distributions	1,330	407	25,301	21,232	55,607	52,441
Shares repurchased	(41,756)	(91,680)	(244,218)	(616,330)	(893,053)	(2,928,182)
Net Increase/(Decrease) from Capital Share Transactions	(30,849)	(45,583)	841,648	(150,306)	(761,799)	(2,681,683)
Net Increase/(Decrease) in Net Assets	(13,157)	(29,854)	1,959,686	464,441	(259,534)	(2,116,652)
Net Assets:
Beginning of period	177,560	207,414	2,554,621	2,090,180	4,957,669	7,074,321
End of period	$164,403	$177,560	$4,514,307	$2,554,621	$4,698,135	$4,957,669
Undistributed Net Investment Income/(Loss)*	$215	$1,312	$36,694	$11,872	$32,134	$50,820

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus International & Global Funds April 30, 2006 25

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	Janus Global Opportunities Fund
and through each fiscal year or period ended October 31	2006		2005		2004		2003	2002	2001(1)
Net Asset Value, Beginning of Period	$13.91		$12.93		$11.66		$8.64	$9.68	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03		.10		.03		.03	.03	.02
Net gains/(losses) on securities (both realized and unrealized)	1.56		.91		1.27		3.02	(1.04)	(.34)
Total from Investment Operations	1.59		1.01		1.30		3.05	(1.01)	(.32)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)		(.03)		(.03)		(.04)	(.02)	–
Distributions (from capital gains)*	–		–		–		–	(.01)	–
Redemption fees	–	(2)	–	(2)	–	(2)	.01	N/A	N/A
Payment from affiliate	–		–	(3)	–		–	–	–
Total Distributions and Other	(.11)		(.03)		(.03)		(.03)	(.03)	–
Net Asset Value, End of Period	$15.39		$13.91		$12.93		$11.66	$8.64	$9.68
Total Return**	11.47%		7.78	%(4)	11.18%		35.51%	(10.59)%	(3.10)%
Net Assets, End of Period (in thousands)	$164,403		$177,560		$207,414		$143,659	$148,890	$63,425
Average Net Assets for the Period (in thousands)	$173,017		$218,871		$175,110		$132,935	$155,411	$54,832
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.13%		1.03%		1.09%		1.17%	1.19%	1.52%
Ratio of Net Expenses to Average Net Assets***(5)	1.11%		1.02%		1.09%		1.16%	1.16%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.30%		0.62%		0.24%		0.27%	0.40%	0.64%
Portfolio Turnover Rate***	53%		36%		37%		31%	84%	0%
For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	Janus Overseas Fund
and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$28.42		$21.62		$19.50		$15.44	$18.44	$33.44
Income from Investment Operations:
Net investment income/(loss)	.47		.21		.18		.24	.15	.28
Net gains/(losses) on securities (both realized and unrealized)	11.13		6.82		2.18		3.98	(3.05)	(11.42)
Total from Investment Operations	11.60		7.03		2.36		4.22	(2.90)	(11.14)
Less Distributions and Other:
Dividends (from net investment income)*	(.28)		(.23)		(.24)		(.16)	(.10)	(.20)
Distributions (from capital gains)*	–		–		–		–	–	(3.66)
Redemption fees	–	(2)	–	(2)	–	(2)	– (2)	N/A	N/A
Payment from affiliate	–	(3)	–	(3)	–	(3)	–	–	–
Total Distributions and Other	(.28)		(.23)		(.24)		(.16)	(.10)	(3.86)
Net Asset Value, End of Period	$39.74		$28.42		$21.62		$19.50	$15.44	$18.44
Total Return**	41.09	%(4)	32.74	%(4)	12.24	%(4)	27.62%	(15.78)%	(37.09)%
Net Assets, End of Period (in thousands)	$4,514,307		$2,554,621		$2,090,180		$2,811,437	$3,242,597	$4,988,637
Average Net Assets for the Period (in thousands)	$3,423,277		$2,272,200		$2,496,896		$2,897,732	$4,445,864	$6,945,505
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.91%		0.90%		0.93%		0.94%	0.91%	0.87%
Ratio of Net Expenses to Average Net Assets***(5)	0.91%		0.89%		0.93%		0.94%	0.89%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.99%		0.88%		0.72%		1.21%	0.69%	0.77%
Portfolio Turnover Rate***	84%		57%		58%		104%	63%	65%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Fiscal period from June 29, 2001 (inception date) through October 31, 2001.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year or period ended, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

26 Janus International & Global Funds April 30, 2006

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	Janus Worldwide Fund
and through each fiscal year ended October 31	2006		2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$41.41		$38.12		$37.34		$32.87	$40.17	$70.74
Income from Investment Operations:
Net investment income/(loss)	.38		.46		.30		.37	.27	.39
Net gains/(losses) on securities (both realized and unrealized)	4.55		3.14		.84		4.41	(7.56)	(24.04)
Total from Investment Operations	4.93		3.60		1.14		4.78	(7.29)	(23.65)
Less Distributions and Other:
Dividends (from net investment income)*	(.49)		(.31)		(.36)		(.31)	(.01)	(.41)
Distributions (from capital gains)*	–		–		–		–	–	(6.51)
Redemption fees	–	(1)	–	(1)	–	(1)	– (1)	N/A	N/A
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.49)		(.31)		(.36)		(.31)	(.01)	(6.92)
Net Asset Value, End of Period	$45.85		$41.41		$38.12		$37.34	$32.87	$40.17
Total Return**	11.97	%(3)	9.47	%(3)	3.06	%(3)	14.65%	(18.15)%	(36.56)%
Net Assets, End of Period (in thousands)	$4,698,135		$4,957,669		$7,074,321		$11,340,655	$13,465,168	$20,331,383
Average Net Assets for the Period (in thousands)	$4,912,216		$5,984,293		$9,278,240		$12,123,565	$18,185,263	$27,993,000
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.90%		0.85%		0.92%		0.93%	0.87%	0.87%
Ratio of Net Expenses to Average Net Assets***(4)	0.89%		0.85%		0.92%		0.92%	0.86%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.56%		0.90%		0.61%		0.99%	0.62%	0.53%
Portfolio Turnover Rate***	56%		33%		120%		108%	73%	78%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.

Janus International & Global Funds April 30, 2006 27

Notes to Schedules of Investments (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index, which are categorized as growth securities.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan as of April 30, 2006.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

  ºº  Schedule of Fair Valued Securities (as of April 30, 2006)

	Value	Value as a % of Net Assets
Janus Overseas Fund
TI Automotive, Ltd.	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Overseas Fund
Bajaj Hindusthan, Ltd. (GDR) (144A)	1/27/06	$8,196,328	$11,604,264	0.3%

The Funds have registration rights for certain restricted securities held as of April 30, 2006. The issuer incurs all registration costs.

28 Janus International & Global Funds April 30, 2006

£The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2006.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/06
Janus Overseas Fund
Balrampur Chini Mills, Ltd.	14,025,028	$47,657,059	689,570	$1,928,079	$908,430	$–	$55,866,362
China Construction Bank	–	–	25,400,000	7,771,932	529,738	–	–
Equatorial Energia S.A.	2,780,900	20,200,942	–	–	–	–	20,653,546
		$67,858,001		$9,700,011	$1,438,168	$–	$76,519,908
Janus Worldwide Fund
Willis Group Holdings, Ltd.	–	$–	2,353,120	$93,969,969	$(13,405,048)	$3,725,620	$229,198,563

Janus International & Global Funds April 30, 2006 29

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-two funds. Each of the Funds in this report is classified as diversified as defined in the 1940 Act, with the exception of Janus Global Opportunities Fund, which is classified as nondiversified. The Funds are no-load investments.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent, however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

30 Janus International & Global Funds April 30, 2006

As of April 30, 2006, the following Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2006
Janus Global Opportunities Fund	$14,517,893
Janus Overseas Fund	559,213,912
Janus Worldwide Fund	488,019,172

As of April 30, 2006, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2006
Janus Global Opportunities Fund	$15,003,594
Janus Overseas Fund	585,714,295
Janus Worldwide Fund	505,960,521

As of April 30, 2006, all cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, except for Janus Overseas Fund, which also invested $2,088,588 in U.S. Treasury notes and bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2006, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of April 30, 2006, there were no Funds invested in when-issued securities.

Janus International & Global Funds April 30, 2006 31

Notes to Financial Statements (unaudited) (continued)

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities (''PERQS''), yield-enhanced securities (''YES''), and yield enhanced equity-linked debt securities (''YEELDS''). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Each Fund generally declares and distributes dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64% (0.60% for Janus Worldwide Fund).

Effective February 1, 2006 for Janus Worldwide Fund, the investment advisory fee rates changed from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. This change does not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offset on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Each of the Funds pays Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

A 2.00% redemption fee may be imposed on shares of the Funds held for three months or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund were $6,745, $296,372 and $56,910, respectively, for the six-month period ended April 30, 2006.

For the six-month period ended April 30, 2006, Janus Capital assumed $14,642 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters

32 Janus International & Global Funds April 30, 2006

discussed in Note 6. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. No fees were allocated to Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based upon the Portfolios' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. $59,577 of total compensation was paid by the funds of the Trust. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2006.

During the six-month period ended April 30, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Fund
Janus Overseas Fund	$23,621
Janus Worldwide Fund	12,653

During the six-month period ended April 30, 2006, Janus Capital reimbursed the following Fund as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below.

Funds
Janus Overseas Fund	$19,964

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended April 30, 2006, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 4/30/06
Janus Institutional Cash Reserves Fund
Janus Worldwide Fund	$50,000,000	$50,000,000	$32,192	$–

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Global Opportunities Fund	$44,752,565	$76,104,323	$–	$–
Janus Overseas Fund	1,984,169,111	1,415,590,826	–	–
Janus Worldwide Fund	1,341,258,106	2,014,580,017	–	–

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are

Janus International & Global Funds April 30, 2006 33

Notes to Financial Statements (unaudited) (continued)

treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2006 are also noted in the table below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Tax Appreciation/ (Depreciation)
Janus Global Opportunities Fund	$151,080,889	$30,669,138	$(2,778,316)	$27,890,822
Janus Overseas Fund	3,637,098,496	1,476,816,129	(38,539,700)	1,438,276,429
Janus Worldwide Fund	4,561,865,770	763,974,062	(126,108,573)	637,865,489

Net capital loss carryovers as of October 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended October 31, 2005

Fund	October 31, 2009	October 31, 2010	October 31, 2011	Accumulated Capital Losses
Janus Global Opportunities Fund	$–	$–	$(8,141,177)	$(8,141,177)
Janus Overseas Fund(1)	(244,714,221)	(665,476,594)	(60,722,110)	(970,912,925)
Janus Worldwide Fund	(2,045,508,921)	(3,186,843,718)	(670,957,456)	(5,903,310,095)

(1)  Capital loss carryovers subject to annual limitations.

During the fiscal year ended October 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Janus Global Opportunities Fund	$16,770,315
Janus Overseas Fund	309,774,985
Janus Worldwide Fund	510,425,390

5. CAPITAL SHARE TRANSACTIONS
For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005	Janus Global Opportunities Fund		Janus Overseas Fund		Janus Worldwide Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	642	3,263	30,129	17,223	1,707	4,754
Reinvested distributions	89	29	815	918	1,272	1,301
Shares repurchased	(2,814)	(6,562)	(7,256)	(24,928)	(20,230)	(71,888)
Net Increase/(Decrease) in Capital Share Transactions	(2,083)	(3,270)	23,688	(6,787)	(17,251)	(65,833)
Shares Outstanding, Beginning of Period	12,767	16,037	89,900	96,687	119,724	185,557
Shares Outstanding, End of Period	10,684	12,767	113,588	89,900	102,473	119,724

34 Janus International & Global Funds April 30, 2006

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus International & Global Funds April 30, 2006 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Investment Advisory Agreements

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on January 9, 2006 for Janus Global Opportunities Fund, Janus Overseas Fund, and Janus Worldwide Fund.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to Janus Capital clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with Janus Capital management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by Janus Capital, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and Janus Capital were fair and reasonable in light of the nature and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent, and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of Janus Capital and the actions taken by Janus Capital in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent, and quality of the services provided by Janus Capital and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry, and that the Funds were

36 Janus International & Global Funds April 30, 2006

likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance, and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to Janus Capital and its affiliates of their relationships with each Fund and found Janus Capital's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of Janus Capital, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital or a Fund to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital, the investment performance of the Fund, and the expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees received and considered information about the potential of Janus Capital to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except four Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease Janus Capital's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Janus International & Global Funds April 30, 2006 37

Additional Information (unaudited) (continued)

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered Janus Capital's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of each Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements, the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Performance-Based Investment Advisory Fee Proposal — For Janus Worldwide Fund

On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for the Fund ("Proposed Agreement") and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to a selected benchmark index. Shareholders of the Fund approved the Proposed Agreement at a special meeting of Shareholders held on January 9, 2006 for Janus Worldwide Fund.

For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have explored the possibility of modifying the fee structure for certain funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

The Independent Trustees also worked with Janus Capital to develop a performance structure that was acceptable to Janus Capital. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for Janus Capital and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the Performance Adjustment.

As described above, the Performance Adjustment that will be added to or subtracted from the "Base Fee" (as defined in the Proposed Agreement) as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The

38 Janus International & Global Funds April 30, 2006

Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by Janus Capital or its affiliates, as well as the distribution channel for each class of shares.

The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any Performance Adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance measurement period would be fully implemented, and that the Performance Adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under "Amendments to Advisory Agreements to Conform to Prevailing Industry Practice."

Janus International & Global Funds April 30, 2006 39

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

40 Janus International & Global Funds April 30, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus International & Global Funds April 30, 2006 41

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on November 22, 2005 and adjourned and reconvened to December 29, 2005 and January 9, 2006. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Record	Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	72,431,132,779	28,415,846,253	806,823,785	29,222,670,038	39.23%	1.12%	40.35%	97.24%	2.76%	100.00%
William F. McCalpin	72,431,132,779	28,431,830,093	790,839,945	29,222,670,038	39.26%	1.09%	40.35%	97.29%	2.71%	100.00%
John W. McCarter, Jr.	72,431,132,779	28,410,815,406	811,854,632	29,222,670,038	39.23%	1.12%	40.35%	97.22%	2.78%	100.00%
Dennis B. Mullen	72,431,132,779	28,408,140,530	814,529,508	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
James T. Rothe	72,431,132,779	28,421,678,938	800,991,100	29,222,670,038	39.24%	1.11%	40.35%	97.26%	2.74%	100.00%
William D. Stewart	72,431,132,779	28,426,971,191	795,698,847	29,222,670,038	39.25%	1.10%	40.35%	97.28%	2.72%	100.00%
Martin H. Waldinger	72,431,132,779	28,400,077,651	822,592,387	29,222,670,038	39.21%	1.14%	40.35%	97.18%	2.82%	100.00%
Linda S. Wolf	72,431,132,779	28,406,316,741	816,353,297	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
Thomas H. Bailey	72,431,132,779	28,395,482,070	827,141,468	29,222,623,538	39.21%	1.14%	40.35%	97.17%	2.83%	100.00%

Proposal 3a

To approve certain amendments to the Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Global Opportunities Fund	197,366,318	88,824,724	6,792,564	4,439,696	24,242,581	45.01%	3.44%	2.25%	12.28%	71.46%	5.47%	3.57%	19.50%
Janus Overseas Fund	2,434,653,611	963,274,666	52,803,391	42,169,609	317,147,325	39.57%	2.17%	1.73%	13.03%	70.04%	3.84%	3.06%	23.06%
Janus Worldwide Fund	5,332,949,989	2,254,772,115	132,852,859	104,602,815	749,149,257	42.28%	2.49%	1.96%	14.05%	69.56%	4.10%	3.23%	23.11%

Proposal 3b

To approve an amended investment advisory agreement between the Fund and Janus Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Fund's performance relative to its benchmark index.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Worldwide Fund	5,332,949,989	2,228,686,867	167,929,741	95,611,181	749,149,257	41.79%	3.15%	1.79%	14.05%	68.76%	5.18%	2.95%	23.11%

42 Janus International & Global Funds April 30, 2006

Janus International & Global Funds April 30, 2006 43

Notes

44 Janus International & Global Funds April 30, 2006

Notes

Janus International & Global Funds April 30, 2006 45

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/06)

C-0606-22  111-24-105 06-06

2006 Semiannual Report

Janus Bond & Money Market Funds

Bond

Janus Federal Tax-Exempt Fund

Janus Flexible Bond Fund

Janus High-Yield Fund

Janus Short-Term Bond Fund

Money Market

Janus Money Market Fund

Janus Government Money Market Fund

Janus Tax-Exempt Money Market Fund

Look Inside. . .

•  Portfolio manager perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Bond & Money Market Funds

President and CEO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Federal Tax-Exempt Fund	6

Janus Flexible Bond Fund	12

Janus High-Yield Fund	20

Janus Short-Term Bond Fund	30

Janus Money Market Fund	39

Janus Government Money Market Fund	42

Janus Tax-Exempt Money Market Fund	43

Statements of Assets and Liabilities - Bond Funds	44

Statements of Operations - Bond Funds	45

Statements of Changes in Net Assets - Bond Funds	46

Financial Highlights - Bond Funds	47

Statements of Assets and Liabilities - Money Market Funds	49

Statements of Operations - Money Market Funds	50

Statements of Changes in Net Assets - Money Market Funds	51

Financial Highlights - Money Market Funds	52

Notes to Schedules of Investments	57

Notes to Financial Statements	61

Additional Information	72

Explanations of Charts, Tables and Financial Statements	74

Shareholder Meeting	76

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CEO's Letter

Gary Black

President and Chief Executive Officer

Dear Shareholders,

Before offering my perspective on the economy, the markets and the progress we've made at Janus during the six months ended April 30, 2006, I'd like to thank you for your continued confidence and investment in Janus' funds. Your unwavering support is the driving force behind our desire to deliver the strong, consistent fund performance that you've come to expect from Janus.

As you'll read on the following pages, our fund managers continued to deliver excellent performance – for the one-year period ended April 30, 2006, 68% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the five years ended April 30, 2006, 57% of our retail funds earned first- or second-quartile Lipper rankings – up from 30% a year ago. Over the past three years, Janus' U.S. equity funds have gained an average of 21% annually, versus a 12% gain for the Russell 1000® Growth Index and a 15% gain for the S&P 500® Index. (See performance and complete ranking figures on pages 3-4).

Staying Focused on Consistent Performance

While we're pleased to report solid performance across different time periods, our goal is to ensure consistency in our investment returns across different market cycles as well. We employ several tools to help us meet this goal, beginning with detailed research processes that help us single out what we feel are the best investments for our funds. The very talented and experienced individuals at the heart of these processes – our research analysts and portfolio managers – are what distinguish Janus from its asset management peers. Additionally, our robust risk management tools and disciplined buy/sell strategies help in our efforts to deliver consistent performance over full market cycles.

...our goal is to ensure consistency in our investment returns across different market cycles...

We recently appointed Chief Investment Officers to oversee our various investment disciplines. Jonathan Coleman and David Decker oversee our U.S. Growth and Core funds, Jason Yee is responsible for our Global and International funds, and Gibson Smith has oversight of our Fixed-Income and Money Market funds. In their respective roles, these individuals serve as player-coaches with the portfolio managers and analysts who work with them and focus on driving performance of the products they oversee.

Combined, we believe these elements of our research process will help us as we strive to deliver strong fund performance in all market environments.

Corporate Profits Remained Strong

On that note, I'd like to summarize the environment we – and other investors – operated in during the past six months. Stronger-than-expected economic data and growing anticipation of a possible conclusion to monetary tightening by the Federal Reserve drove U.S. equity markets higher during the period. Notwithstanding a sharp spike in energy prices in early 2006 and clear signs of a slowdown in the U.S. housing market, corporate profits continued to grow at a healthy clip and consumer spending remained robust. Financial markets observed a smooth transition in leadership at the Federal Reserve Board after Chairman Alan Greenspan's long tenure, and investors appeared to conclude that incoming Chairman Ben Bernanke would pursue a similar course to that of his predecessor, namely, to contain inflation and promote long-term economic growth. Perhaps the biggest risk, in our opinion, is that the Federal Reserve could increase short-term rates too aggressively to curb potential inflation, which could cause longer-term growth to stall.

Areas of particular strength in the market included economically sensitive sectors such as financial services, industrials and energy, all of which benefited from continued evidence of strong U.S. economic growth. Overseas markets also delivered healthy returns, with Japan's economic recovery reawakening domestic Japanese investors to the Japanese equity market, and rapid industrialization and growing consumer wealth driving significant gains in emerging equity markets like Brazil, China and India.

Greater Diversification Sought by Investors

It was encouraging to see equity markets worldwide climb higher during the period. And yet, if there's one thing that all investors can consistently count on, it's that there is no consistency in the markets. This year's gains could be next year's losses. With this in mind, more and more investors seem to be making a concerted effort to maintain a

Janus Bond & Money Market Funds April 30, 2006 1

Continued

diversified portfolio. In recognition of this, we launched Janus Smart Portfolios in late December 2005. These Portfolios are geared toward investors who may not have the time to allocate their assets according to their specific goals and risk tolerance.

Janus Smart Portfolios invest in a combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary). We believe the unique combination of these two different investment styles, assembled with the view of providing long-term diversification and market opportunity, will be of great benefit to shareholders as they invest toward their goals. And with three different portfolios to choose from – Growth, Moderate and Conservative – investors can choose the level of risk they are willing to take in pursuit of their goals.

A Compelling Case for Growth

In summary, the economic outlook appears positive to us, and we find valuations for U.S. equities attractive. The combination of those two factors continues to make a solid case for growth investing. Although future interest rate increases are becoming less likely, we will continue to closely monitor the actions of the Federal Reserve. Regardless of the macroeconomic climate ahead, we remain dedicated to rewarding your trust and confidence in Janus with strong, consistent fund performance.

Sincerely,

Gary Black
Chief Executive Officer and
Chief Investment Officer

2 Janus Bond & Money Market Funds April 30, 2006

Lipper Rankings

		Lipper Rankings – Based on total return as of 4/30/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	43	296/698	48	280/590	79	374/474	44	72/165	5	1/19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	58	324/563	30	134/461	72	257/357	69	88/128	40	20/49
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	31	210/698	9	53/590	65	306/474	11	18/165	2	1/84
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	44	186/423	53	190/359	66	188/288	27	25/95	15	13/88
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11/423	1	3/359	3	8/288	N/A	N/A	27	61/230
Janus Triton Fund (2/05)	Small-Cap Growth Funds	12	59/533	N/A	N/A	N/A	N/A	N/A	N/A	3	14/520
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	6	36/698	2	6/590	12	56/474	2	2/165	3	1/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	59	311/533	10	45/453	20	70/363	38	44/117	10	1/10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	33	57/176	25	39/161	43	55/127	N/A	N/A	31	15/48
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94/292	43	113/265	58	132/230	N/A	N/A	23	17/76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	13	49/395	52	140/271	39	81/210	3	2/81	4	1/27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	3/834	1	3/588	3	11/421	N/A	N/A	9	29/332
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	2	9/864	3	20/746	3	16/618	N/A	N/A	2	3/248
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	5	35/864	9	65/746	15	90/618	3	5/240	6	5/96
Janus Research Fund (2/05)	Multi-Cap Growth Funds	8	31/423	N/A	N/A	N/A	N/A	N/A	N/A	7	26/410
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	58	483/834	22	129/588	N/A	N/A	N/A	N/A	26	150/586
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)	Mid-Cap Value Funds	75	201/267	53	114/216	35	51/146	N/A	N/A	5	4/81
Janus Small Cap Value Fund - Inv*(2) (10/87)	Small-Cap Core Funds	97	612/633	91	456/504	65	243/373	N/A	N/A	N/A	N/A
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt Funds	60	155/260	89	221/249	71	156/221	86	122/142	83	64/77
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	37	172/473	36	146/406	24	74/320	24	35/147	24	6/25
Janus High-Yield Fund (12/95)	High Current Yield Funds	38	164/439	72	276/385	55	169/311	9	10/111	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	30	68/228	21	38/181	49	63/129	20	13/66	43	11/25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	100	360/362	54	154/286	N/A	N/A	N/A	N/A	23	50/224
Janus Overseas Fund(1) (5/94)	International Funds	1	2/910	1	2/770	19	114/599	4	8/230	2	2/120
Janus Worldwide Fund(1) (5/91)	Global Funds	94	339/362	98	279/286	99	217/220	68	56/82	28	5/17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Bond & Money Market Funds April 30, 2006 3

Performance

	Average Annual Total Return for the periods ended 4/30/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index
(Inception Date)
Janus Fund (2/70)	17.28%	11.85%	(2.62)%	6.67%	13.86%
Janus Contrarian Fund(1)(2)(3) (2/00)	38.81%	31.63%	10.68%	N/A	9.63%
Janus Core Equity Fund(3) (6/96)	31.00%	19.14%	5.74%	N/A	13.43%
Janus Enterprise Fund (9/92)	29.21%	22.74%	1.87%	6.69%	11.63%
Janus Growth and Income Fund (5/91)	25.82%	16.82%	3.44%	12.02%	13.80%
Janus Mercury Fund (5/93)	19.00%	15.42%	(1.74)%	8.56%	12.70%
Janus Mid Cap Value Fund - Investor Shares(3)(4) (8/98)	20.64%	23.27%	12.45%	N/A	17.97%
Janus Olympus Fund (12/95)	26.44%	16.83%	0.45%	9.78%	11.77%
Janus Orion Fund(1)(5)(6)(7) (6/00)	41.50%	27.95%	10.72%	N/A	(0.73)%
Janus Small Cap Value Fund - Investor Shares* (10/87)	20.30%	20.76%	10.80%	15.60%	N/A
Janus Twenty Fund*(4)(6) (4/85)	24.20%	19.02%	2.05%	10.70%	13.48%
Janus Venture Fund*(8) (4/85)	32.58%	27.53%	9.14%	9.29%	13.88%
INTECH Risk-Managed Stock Fund(3) (2/03)	17.81%	19.16%	N/A	N/A	20.50%
S&P 500® Index	15.42%	14.68%	2.70%	8.94%	N/A
Russell 1000® Growth Index	15.18%	12.05%	(0.76)%	6.21%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(3)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

(4)Due to certain investment strategies, the Fund may have an increased position in cash.

(5)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(6)Returns have sustained significant gains due to market volatility in the healthcare sector.

(7)Returns have sustained significant gains due to market volatility in the financials sector.

(8)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

Total return includes reinvestment of dividends, distributions and capital gains.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Please see a Janus prospectus or janus.com for more information about fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus Bond & Money Market Funds April 30, 2006

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was April 30, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Bond Fund's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, to certain limits until at least March 1, 2007. Janus Capital has agreed to waive one-half of its advisory fee for each Money Market Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Bond & Money Market Funds April 30, 2006 5

Janus Federal Tax-Exempt Fund (unaudited)

Ticker: JATEX

Fund Snapshot

This bond fund invests primarily in federally tax-exempt municipal bonds of any maturity.

Doug Nelson

portfolio manager

Performance Overview

For the six month period ended April 30, 2006, Janus Federal Tax-Exempt Fund gained 1.54%, while its benchmark, the Lehman Brothers Municipal Bond Index, returned 1.56%.

The bond market remained volatile throughout the period, against a backdrop of shifting interest rates, mixed economic signals and continued Federal Reserve credit tightening. Energy prices also remained a concern, as fuel prices retreated from their post-hurricane highs in 2005 before climbing to new peaks in April of 2006. Meanwhile, U.S. economic growth rebounded strongly in the first quarter, after moderating somewhat in the fourth. Consumer spending has shown impressive resilience, especially given rising interest rates and higher fuel prices.

Against this backdrop, the Federal Reserve continued its campaign of interest-rate hikes. The Fed raised overnight rates by 100 basis points during the six-month period, and has increased the benchmark by 375 basis points since it began this cycle of monetary tightening in the summer of 2004. The steady beat of Fed rate hikes has kept upward pressure on short-term bond yields, even as uncertainty over the extent of additional credit tightening has contributed to volatility at the long-end of the market. Late in 2005, hopes for a pause in Fed credit tightening, as well as robust foreign demand for U.S. debt, helped to temper the rise in longer-term yields. As a result, the yield curve flattened late in 2005 before inverting in December, as the 10-year Treasury yield fell slightly below the yield on the 2-year Treasury note.

This inversion proved short-lived, however. Longer-term interest rates started to climb in early 2006 as investors reassessed the outlook for Fed monetary policy. In particular, economic growth remained relatively robust, and Fed policymakers continued to express concerns over underlying inflation pressures, particularly in the labor and commodity markets. The Fed raised overnight rates in January and March, and signaled that additional monetary tightening was likely in the months to come. As a result, yields moved higher across the maturity spectrum. The 10-year Treasury yield rose to 5.07% by the end of April, as the yield curve steepened.

Investment Philosophy

We continue to manage the Fund with the intention of providing investors with maximum federally tax-exempt income, while insulating them from market and interest-rate risk. Depending on the balance of market opportunities and risks, we may at times extend the duration of the Fund's holdings to pursue higher yields. Additionally, we may bolster yield by adding incremental exposure to both investment-grade and high-yield municipal securities. In selecting municipal bond investments, we continue to rely on exacting fundamental research and financial analysis to identify issuers with solid balance sheets and improving credit quality.

Duration Positioning Slowed Performance

Performance over the six-month period was hindered by the Fund's longer duration relative to its benchmark. This positioning reflected our view that economic growth was likely to moderate, as the cumulative effects of the Fed's ongoing credit tightening began to impact the housing market and consumer sector. In our view, such an economic slowdown ultimately would favor the bond market, with the most pronounced benefit at the longer-end of the maturity spectrum. Our longer duration was also an attempt to capitalize on some expanded yield opportunities in the steeper municipal bond curve. Unfortunately, the Fund's extended duration left us vulnerable to the recent upward move in longer-term interest rates and an example of this was our holding in Rockford, MI bonds maturing in 2019.

Results Benefited from Shift to Higher-Yielding Assets

On a positive note, our performance benefited from our efforts to add more exposure to triple-B rated bonds. Spreads have continued to tighten on higher-yielding municipal securities, as investors have sought higher coupons to bolster income and cushion against rising interest rates. In selecting investments for the Fund, we continue to rely on rigorous credit analysis and hands-on research. We continue to visit many of the properties and projects that we invest in, monitoring developments and gaining conviction in our decision-making. Top performers among our individual holdings included development projects in Texas, Colorado, Florida and Washington D.C.

6 Janus Bond & Money Market Funds April 30, 2006

(unaudited)

Strategy in the Months Ahead

We recognize that economic crosscurrents and volatile energy prices could keep the interest rate outlook uncertain. The markets have already priced in a 25-basis point Fed rate increase for May, as well as the likelihood of one or two additional rate hikes later in the summer. The extent and timing of additional moves will depend on the strength of economic data, and the behavior of inflation. Nonetheless, given the rise in yields across the maturity spectrum, it seems likely that we may begin to see more signs of moderation in housing market activity and consumer spending in our opinion. As such a slowdown becomes more evident, we believe it would likely temper yields at the longer-end of the bond market.

At the same time, we remain encouraged by developments within the tax-exempt market, as many agencies and municipalities continue to refinance debt, streamline their balance sheets and bolster their overall credit quality. Above all, we remain careful in our credit selection, as we look for tax-exempt investment opportunities that offer sound fundamentals and healthy total return potential.

Janus Federal Tax-Exempt Fund At a Glance

Fund Profile

April 30, 2006
Weighted Average Maturity	9.9 Years
Average Modified Duration*	6.1 Years
30-Day Current Yield**
With Reimbursement	4.06%
Without Reimbursement	3.50%
Weighted Average Fixed Income Credit Rating	A
Number of Bonds/Notes	80

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

April 30, 2006
AAA	20.9%
AA	9.0%
A	26.5%
BBB	23.4%
BB	2.0%
Other	18.0%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Significant Areas of Investment – (% of Net Assets)
As of April 30, 2006	As of October 31, 2005

Janus Bond & Money Market Funds April 30, 2006 7

Janus Federal Tax-Exempt Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Federal Tax-Exempt Fund	1.54%	1.60%		4.24%		4.32%		4.51%
Lehman Brothers Municipal Bond Index	1.56%	2.16%		5.40%		5.89%		5.82	%**
Lipper Quartile	N/A	3	rd	3	rd	4	th	4	th
Lipper Ranking - based on total return for General Municipal Debt Funds	N/A***	155/260		156/221		122/142		64/77

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

*The Fund's inception date – May 3, 1993

**The Lehman Brothers Municipal Bond Index's since inception returns are calculated from April 30, 1993.

***The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,015.40	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81

*Expenses are equal to the annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

8 Janus Bond & Money Market Funds April 30, 2006

Janus Federal Tax-Exempt Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Municipal Securities - 97.3%
Alabama - 3.0%
$2,000,000	Birmingham, Alabama, Baptist Medical Centers, Special Care Facilities Financing Authority Revenue, (Baptist Health System, Inc.), Series A 5.00%, due 11/15/13	$2,061,980
1,000,000	Tuscaloosa, Alabama, Special Care Facilities Financing Authority, Residential Care (Capstone Village), Series A 5.125%, due 8/1/15	989,070
		3,051,050
Arizona - 1.0%
1,000,000	Pinal County, Arizona, Industrial Development Authority, Correctional Facility Contract Revenue, (Florence West Prison Project), (ACA Insured), Series A 5.25%, due 10/1/12	1,054,420
Arkansas - 3.3%
1,000,000	Independence County, Arkansas, Pollution Control Revenue Refunding Bonds (Entergy Arkansas, Inc. Project) 5.00%, due 1/1/21	1,005,150
1,355,000	Norphlet, Arkansas, Industrial Development Revenue Bonds, (Norphlet Chemical, Inc. Project), (ADED GTD Insured) 5.00%, due 2/1/12	1,379,810
1,000,000	Washington County, Arkansas, Hospital Revenue, (Regional Medical Center) Series B, 5.00%, due 2/1/12	1,031,120
		3,416,080
California - 4.7%
500,000	California Health Facilities Financing Authority Insured Revenue Bonds (California-Nevada Methodist Homes) 5.00%, due 7/1/12 (WI)	522,040
2,000,000	California Statewide Communities Development Authority Revenue Huntington Memorial Hospital 5.00%, due 7/1/19	2,080,379
1,005,000	San Bernardino County, California Redevelopment Agency Tax Allocation (San Sevaine Redevelopment Project) (RDN Insured), Series A 5.00%, due 9/1/13	1,051,974
1,170,000	San Diego County, California, Certificates of Participation, Burnham Institute for Medical Research, 5.00%, due 9/1/11	1,213,197
		4,867,590
Colorado - 4.2%
500,000	Broomfield, Colorado, Certificates of Participation, Westminster Open Space Foundation, 5.00%, due 12/1/12	523,350
2,475,000	Colorado Educational and Cultural Facilities Authority Revenue, Student Housing Revenue Bonds, (Inn at Auraria LLC Project), Series A, 5.375%, due 7/1/15	2,473,045
1,225,000	Denver, Colorado, City and County Golf Enterprise Revenue Bonds, Department of Parks and Recreation 5.50%, due 9/1/12	1,293,110
		4,289,505

Shares or Principal Amount		Value
Connecticut - 1.0%
$1,000,000	Connecticut Development Authority Pollution Control Revenue, (Connecticut Light and Power Company Project) Series B, 5.95%, due 9/1/28	$1,052,820
Delaware - 1.1%
1,075,000	Sussex County, Delaware, First Mortgage Revenue Bonds, (Cadbury at Lewes Project), Series A, 5.15%, due 1/1/12	1,075,075
Florida - 11.4%
2,350,000	Destin, Florida, Community Redevelopment Agency Revenue, (Town Center Area Redevelopment), 5.25%, due 5/1/14	2,367,390
1,455,000	Florida Ports Financing Commission Revenue Bonds, (State Transportation Trust Fund-Intermodel Program) (FGIC Insured), 5.50%, due 10/1/12	1,526,150
2,160,000	Glades County, Florida, Correctional Development Corporation, First Mortgage Revenue, (Glades County Detention Center Project), 5.00%, due 3/1/11	2,155,378
2,000,000	Hillsborough County, Florida, Industrial Development Authority Hospital Revenue (Tampa General Hospital Project) Series B, 5.25%, due 10/1/28	2,050,460
1,470,000	Miami-Dade County, Florida, School Board Certificates of Participation, (MBIA Insured), Series B, 5.00%, due 5/1/31	1,541,383
2,000,000	Palm Beach County, Florida, Health Facilities Authority Revenue, Hospital Refunding Bonds, (BRCH Corp. Obligated Group), 5.50%, due 12/1/21	2,066,699
		11,707,460
Georgia - 1.4%
1,365,000	City of Gainesville and Hall County, Georgia Hospital Authority Revenue Anticipation Certificates, (Northeast Georgia Health System, Inc. Project), 5.00%, due 5/15/11	1,423,490
Guam - 1.0%
1,000,000	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds 5.00%, due 7/1/12	1,011,720
Idaho - 0.4%
405,000	Madison County, Idaho, Hospital Revenue Bonds, Certificates of Participation 5.00%, due 9/1/12	415,161
Illinois - 11.8%
2,150,000	Hodgkins, Illinois, Tax Increment Revenue Senior Lien, 5.00%, due 1/1/14	2,210,694
2,000,000	Illinois Development Finance Authority Solid Waste Disposal Revenue, (Waste Management, Inc. Project) 5.05%, due 1/1/10	2,052,240
1,500,000	Illinois Educational Facilities Authority Revenue, Art Institute of Chicago Series A, 5.375%, due 3/1/18	1,588,980

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 9

Janus Federal Tax-Exempt Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Illinois - (continued)
	Illinois Finance Authority Revenue: (City of East St. Louis Project)
$1,840,000	5.00%, due 11/15/13	$1,935,404
	(Clare at Water Tower Project), Series A
1,000,000	5.20%, due 5/15/12	997,480
1,000,000	5.30%, due 5/15/13	1,002,140
	(SwedishAmerican Hospital) (AMBAC Insured)
1,170,000	5.00%, due 11/15/11	1,236,468
1,000,000	Lake and McHenry Counties, Illinois Community Unit School District 118 (FSA Insured), Series A 5.00%, due 1/1/20	1,042,030
		12,065,436
Indiana - 4.1%
	Indiana Health and Educational Facility Financing Authority Revenue Baptist Homes of Indiana:
1,000,000	5.00%, due 11/15/12	1,032,960
1,000,000	5.00%, due 11/15/13	1,032,360
2,000,000	Indianapolis, Indiana, Local Public Improvement Bond Bank, (Airport Authority Project), (FSA Insured) Series A, 5.625%, due 1/1/17	2,128,120
		4,193,440
Kansas - 0.5%
500,000	Kansas State Development Finance Authority Health Facilities Revenue, (Hays Medical Center, Inc.), Series L 5.25%, due 11/15/12	525,925
Michigan - 2.5%
1,035,000	Michigan Public Educational Facilities Authority Revenue, Limited Obligation (Old Redford Academy Project) Series 2005A, 5.00%, due 12/1/13	1,037,546
1,500,000	Rockford, Michigan, Public Schools (Q-SBLF Insured), Series A 5.00%, due 5/1/19	1,554,960
		2,592,506
Minnesota - 1.0%
1,000,000	Minnesota State Higher Education Facilities Authority Revenue, (St. John's University) Series 6-G, 5.00%, due 10/1/14	1,049,650
Missouri - 1.5%
500,000	Fenton, Missouri, Tax Increment Revenue (Gravois Bluffs Redevelopment Project) 5.00%, due 4/1/12	517,550
1,000,000	Missouri State Development Finance Board Infrastructure Revenue Bonds (Crackerneck Creek Project), Series C 5.00%, due 3/1/26	1,008,310
		1,525,860
Nebraska - 2.0%
	Nebraska Educational Facilities Authority Revenue, (Dana College), Series A:
1,030,000	5.50%, due 3/15/20	1,056,378
1,000,000	5.50%, due 3/15/25	1,020,360
		2,076,738

Shares or Principal Amount		Value
New Hampshire - 2.5%
$2,500,000	New Hampshire Health and Educational Facilities Authority, Healthcare System (Covenant Health), 5.375%, due 7/1/24	$2,595,950
New Jersey - 1.6%
1,630,000	Camden County, New Jersey, Improvement Authority, Health Care Redevelopment Revenue, Cooper Health System Obligated Group, Series A, 5.00%, due 2/15/13	1,658,949
New York - 1.8%
725,000	Erie County, New York, Industrial Development Agency Revenue, (Orchard Park CCRC, Inc. Project), Series A 5.50%, due 11/15/11	746,156
1,000,000	New York City Industrial Development Agency, Special Facility Revenue Bonds (Terminal One Group Association L.P. Project), 5.00%, due 1/1/12	1,035,290
		1,781,446
Ohio - 2.3%
2,235,000	Dayton, Ohio, Airport Revenue, (James M. Cox Dayton International Airport), (XLCA Insured), Series B 5.00%, due 12/1/14	2,346,169
Oklahoma - 1.1%
1,000,000	Comanche County, Oklahoma, Development Financial Authority Revenue, (Comanche County Memorial Hospital Project) Series B, 6.60%, due 7/1/31	1,086,090
Pennsylvania - 7.6%
	Bucks County, Pennsylvania, Industrial Development Authority, Retirement Community Revenue, (Ann's Choice Inc. Facility), Series A:
1,000,000	5.10%, due 1/1/12	995,000
1,000,000	5.20%, due 1/1/13	996,310
1,600,000	Cumberland County, Pennsylvania Municipal Authority Revenue (Presbyterian Homes, Inc. Project) (RDN Insured), Series A 5.00%, due 12/1/13	1,661,232
620,000	Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge System Revenue Bonds, 5.25%, due 7/1/10**	652,804
1,205,000	McKean County, Pennsylvania, Hospital Authority Revenue, (Bradford Hospital Project), (ACA Insured) 5.00%, due 10/1/17	1,228,510
1,205,000	Pennsylvania State Higher Educational Facilities Authority Revenue, Philadelphia University, 5.00%, due 6/1/13	1,236,728
1,000,000	Philadelphia, Pennsylvania, Airport Revenue, (MBIA Insured), Series A 5.00%, due 6/15/14	1,036,390
		7,806,974
Rhode Island - 2.3%
1,250,000	Providence, Rhode Island, Special Obligation Tax Increment Refunding Bonds, Series E, 5.00%, due 6/1/13	1,305,187

See Notes to Schedules of Investments and Financial Statements.

10 Janus Bond & Money Market Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Rhode Island - (continued)
$1,000,000	Rhode Island State Economic Development Corp., Providence Place Mall, (RDN Insured), 6.125%, due 7/1/20	$1,085,960
		2,391,147
South Carolina - 2.2%
	South Carolina Jobs-Economic Development Authority, Student Housing Revenue (Coastal Housing Foundation LLC Project), (CIFG Insured), Series A:
1,040,000	5.00%, due 4/1/17	1,089,452
1,095,000	5.00%, due 4/1/18	1,143,782
		2,233,234
Tennessee - 3.0%
2,000,000	Memphis-Shelby County, Tennessee, Airport Authority Special Facilities Revenue (Federal Express Corp.) 5.05%, due 9/1/12	2,088,980
1,000,000	Shelby County, Tennessee, Health Educational and Housing Facility Board (Trezevant Manor Project), Series A 4.90%, due 9/1/11	994,790
		3,083,770
Texas - 8.4%
1,790,000	Beasley, Texas, Higher Education Finance Corporation Revenue, (Uplift Education) (ACA Insured), Series A 5.25%, due 12/1/18	1,866,666
2,820,000	Brazos River Authority, Texas, Pollution Control Revenue, (TXU Electric Company Project), 5.75%, due 5/1/36	2,991,315
1,000,000	Dallas-Fort Worth, Texas, International Airport Revenue, (XLCA Insured) Series A, 5.00%, due 11/1/14	1,024,120
1,100,000	Harris County, Texas, Municipal Utility District No. 368, (RDN Insured) 6.125%, due 9/1/29	1,215,236
1,495,000	Midtown Redevelopment Authority, Texas Tax Increment Contract Revenue (AMBAC Insured), 5.00%, due 1/1/20	1,557,835
		8,655,172
Virginia - 3.1%
	Virginia Port Authority: Commonwealth Port Fund Revenue Bonds, (2002 Resolution)
1,315,000	5.00%, due 7/1/12	1,384,643
	Port Facilities Revenue (MBIA Insured)
1,665,000	5.25%, due 7/1/18	1,761,170
		3,145,813
Wisconsin - 5.5%
1,000,000	Milwaukee County, Wisconsin, Airport Revenue, (FGIC Insured), Series A 5.75%, due 12/1/25	1,054,540
1,050,000	Milwaukee, Wisconsin, Redevelopment Authority Revenue, (Science Education Consortium Project), Series A 5.125%, due 8/1/15	1,028,213

Shares or Principal Amount		Value
Wisconsin - (continued)
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Marshfield Clinic), Series A:
500,000	5.00%, due 2/15/11	$513,215
250,000	5.00%, due 2/15/12	256,158
	Wisconsin Health and Educational Facilities Authority Revenue Bonds, (Wheaton Franciscan Services, Inc. System), Series A:
$765,000	5.00%, due 8/15/09	$785,433
2,000,000	5.125%, due 8/15/33	2,027,140
		5,664,699
Total Municipal Securities (cost $100,805,081)		99,843,339
Short-Term Municipal Securities - 1.9%
California - 1.0%
1,000,000	Los Angeles Regional Airport Improvements Corp. Lease Revenue, (Sublease - L.A. International) Variable Rate, 3.79%, 12/1/25	1,000,000
Pennsylvania - 0.1%
100,000	Montgomery County, Pennsylvania Industrial Development Authority Revenue, (Gloria Dei Project) Variable Rate, 3.81%, 1/1/23	100,000
Texas - 0.5%
200,000	North Central Texas Health Facility Development Corp. Revenue (Presbyterian Medical Center), Series D Variable Rate, 3.79%, 12/1/15	200,000
300,000	San Antonio, Texas, Water System Subordinate Lien Revenue and Refunding Bonds, (MBIA Insured), Series A Variable Rate, 3.81%, 5/15/33	300,000
		500,000
Washington - 0.3%
400,000	Washington State Housing Finance Commission, Nonprofit Revenue Bonds (Annie Wright School Project) Variable Rate, 3.74%, 12/1/23	400,000
Total Short-Term Municipal Securities	(amortized cost $2,000,000)	2,000,000
Total Investments (total cost $102,805,081) – 99.2%		101,843,339
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		797,521
Net Assets – 100%		$102,640,860

ACA - American Capital Access Corp.

ADED-GTD - Arkansas Department of Economic Development - Guaranteed

AMBAC - American Municipal Bond Assurance Corp.

CIFG - CDC IXIS Financial Guaranty Group

FGIC - Financial Guaranty Insurance Co.

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Investors Assurance Corp.

Q-SBLF - Qualified - School Bond Loan Fund

RDN - Radian Asset Assurance, Inc.

XLCA - XL Capital Assurance, Inc.

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 11

Janus Flexible Bond Fund (unaudited)

Ticker: JAFIX

Fund Snapshot

This bond fund continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever changing market conditions.

Ron Speaker

portfolio manager

Performance Overview

For the six-month period ended April 30, 2006, Janus Flexible Bond Fund returned 0.64%, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 0.56%.

Rising interest rates have overshadowed the fixed-income markets in recent months, as the Federal Reserve (Fed) continued to tighten credit conditions against a backdrop of resilient economic growth and persistent inflation concerns. The Fed raised overnight rates by 100 basis points during the six-month period ending April 30, 2006, taking the Federal Funds rate to 4.75%. This brings the number of Fed rate hikes since the summer of 2004 to fourteen, for a total of 375 basis points.

Despite this steady tightening, the economy continues to grow at a healthy pace. Inflation-adjusted GDP growth rebounded to a vigorous 4.8% annual rate in the first quarter of 2006, after moderating somewhat in the fourth quarter. Consumer confidence reached its highest level in nearly four years in April, despite elevated energy prices, and housing market activity remains relatively strong. Furthermore, corporate profits remain healthy and payroll employment continues to expand. Despite these encouraging developments, the spike in energy prices poses a risk for the economic outlook. After retreating from their post-hurricane levels last winter, crude oil prices tested new highs in April, exceeding $70 per barrel. Consumers in some U.S. cities are paying close to $3.00 per gallon at the pump. Higher energy prices contributed to a 0.4% rise in the overall consumer price index for March, while the closely-watched core inflation rate showed a worrisome acceleration.

Inflation concerns have dashed the hopes of many investors looking for a near-term end to Fed monetary tightening. Late in 2005, investors had welcomed signs of moderating fuel prices, and had found encouragement from Fed policy memos that no longer used the word "accommodative" to describe the current level of interest rates. As the year came to a close, tempered inflation expectations and hopes for a pause in Fed credit tightening helped ease upward pressure on the longer end of the Treasury market. As a result, the 10-year Treasury yield ended the year at 4.40%, up only modestly from its third quarter close and below the yield on the 2-year Treasury note. This yield curve inversion sent tremors through the financial markets, given the historical correlation between such inversions and economic recessions. Nonetheless, many astute investors recognized that moderate long-term yields in part reflected external market changes, as well as robust foreign demand for U.S. debt.

The yield curve regained its upward orientation in the first four months of 2006, as central bank policymakers continued to warn of inflation risks, particularly in the labor and commodity markets. According to the Fed's official statement from the March meeting of the Federal Reserve Open Market Committee, policymakers believed that "some further policy firming may be needed" to balance the risks to sustainable economic growth and price stability. The market began to price in the prospect of another Fed rate increase in May, and uncertainty as to the extent of additional monetary tightening contributed to market volatility. Despite some mixed signals from new Fed Chairman Bernard Bernanke, many investors think at least one or two additional rate hikes are likely in the summer. Against this backdrop, yields have moved higher across the maturity spectrum, due in part to reduced foreign demand for U.S. debt. The 10-year Treasury yield ended April at 5.07%, up over twenty basis points from its levels at the start of the month.

Strategy in This Environment

Throughout this period, the Fund benefited from its flexible investment approach, which enabled us to remain nimble and respond to changing market pressures while providing investors with a solid return and mitigating risk. We maintained a balanced portfolio with exposure to Treasury and agency bonds, higher quality corporate issues and mortgage-backed securities. We also held a small but carefully targeted weighting in high-yield securities chosen through our rigorous, hands-on research efforts. High-yield securities have outperformed other areas of the fixed-income market, as spreads continue to tighten against a backdrop of healthy economic growth and reduced credit concerns.

Fund performance also benefited from our efforts to insulate investors from interest rate volatility, particularly the steps we took to shorten the relative duration of our holdings. At the same time, we maintained a slightly reduced weighting as compared to the Index in collateralized mortgage obligations. Backed by a pool of mortgages, these securities tend to be less sensitive to interest rate changes than other fixed-income securities.

While the overall Fund composition did not change dramatically during the period, we added some exposure to bank-originated loans, including investments in retailer Neiman Marcus and paper products manufacturer Georgia Pacific. Bank-originated loans are considered to be better quality instruments, since they have a higher claim on corporate assets than do most of the corporate securities we typically hold. Yet they also provide an adjustable rate structure, as well as an extra spread allowance to help compensate investors for their credit exposure. Consequently, we believe these securities offer an attractive mix of mitigated risk and positive return potential, particularly at their current valuations.

Several High-Yield Investments Benefit Performance

Results benefited from solid performance by a number of our high-yield investments, particularly shorter-dated securities with maturities of one year or less. Standouts included our investment in SunGard Data Systems, a software company that provides business solutions to financial services companies, universities and the public sector. SunGard was bought out by a private equity consortium last August, and has continued to

12 Janus Bond & Money Market Funds April 30, 2006

(unaudited)

garner new business, supplying financial and modeling software to everyone from Raymond James Financial to Bank of America. Our Fresenius Finance bonds also aided performance. The financial subsidiary of Germany's Fresenius AG, the world's largest provider of kidney dialysis services, Fresenius recently completed a new high-yield offering, using the proceeds to refinance its higher-rate debt.

Another standout was our investment in Resona, an Osaka-based bank that has benefited from strong performance by the Nikkei 225 and an improved Japanese economic outlook. In December, the company's credit was put on watch list for a possible upgrade, in recognition of improved earnings and asset quality. Resona remains one of our largest holdings.

Treasury Bonds and Select Investment-Grade Securities Weigh on Results

On the downside, our significant weighting in Treasury bonds proved detrimental in the higher interest rate environment. Additionally, we suffered from our stake in other interest rate-sensitive holdings, including agency bonds and longer-dated, high quality corporate issues, such as our investments in OneAmerica Financial, ZFS Finance and Teva Pharmaceuticals. A flood of new supply contributed to widening spreads in the investment-grade market, as corporations hurried to issue or refinance debt ahead of prospective interest rate increases.

Our investment in General Motors Acceptance Corporation (GMAC) also proved a negative for the period. The financing arm of General Motors, GMAC has been overshadowed by the troubles of its parent company, which has struggled with cash outflows, falling vehicle sales and labor unrest at one of its suppliers. Nonetheless, we were encouraged by news of GMAC's planned sale to Cerberus Capital Management, a private equity group, for $14 billion in cash. Freed from the overhang of its parent company's credit problems, GMAC should be able to raise capital at a more advantageous rate, in our opinion. This will help the company capitalize on its global footprint and strong presence in the automotive, mortgage and unsecured consumer lending businesses. Despite the underlying fundamentals supporting GMAC itself, we recognize that the automotive industry faces considerable challenges. For this reason, the Fund remains substantially underweight in automotive credits.

Strategy in the Months Ahead

Looking ahead, we caution that the fixed-income market could remain volatile as investors try to assess the outlook for Fed monetary policy. Despite the uncertainty over interest rates, we remain positive on the outlook for bondholders. We think valuations and spreads in the Treasury market appear more attractive than they did at the beginning of the year, and underlying credit quality remains relatively sound. Nonetheless, tight spreads have made us more cautious on the outlook for high-yield securities. We will continue to rely on intensive research and exacting financial analysis as we select investments for our portfolio. At the same time, we will continue our nimble investment approach, alert and ready to respond to changing market pressures seeking to provide our investors solid return and mitigated risk.

Thank you for your investment in Janus Flexible Bond Fund.

Janus Flexible Bond Fund At a Glance

Fund Profile

April 30, 2006
Weighted Average Maturity	6.5 Years
Average Modified Duration*	4.2 Years
30-Day Current Yield**	4.56%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	240

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

April 30, 2006
AAA	70.8%
AA	2.8%
A	5.1%
BBB	11.9%
BB	4.0%
B	2.5%
Other	2.9%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of April 30, 2006	As of April 30, 2006

Janus Bond & Money Market Funds April 30, 2006 13

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Flexible Bond Fund	0.64%	0.72%		5.16%		6.14%		7.48%
Lehman Brothers Aggregate Bond Index	0.56%	0.71%		5.16%		6.33%		7.54	%**
Lipper Quartile	N/A	2	nd	1	st	1	st	1	st
Lipper Ranking - based on total return for Intermediate Investment Grade Debt Funds	N/A***	172/473		74/320		35/147		6/25

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – July 7, 1987

** The Lehman Brothers Aggregate Bond Index's since inception returns are calculated from June 30, 1987.

*** The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Without such waivers, the Fund's yield and total return would have been lower.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund's prospectus allows for investment in non-investment grade securities.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,006.40	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16

*Expenses are equal to the annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

14 Janus Bond & Money Market Funds April 30, 2006

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Corporate Bonds - 28.5%
Advertising Agencies - 0.3%
$2,125,000	Omnicom Group, Inc., 5.90% company guaranteed notes, due 4/15/16	$2,073,335
Agricultural Operations - 0.2%
1,421,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	1,379,922
Cable Television - 0.9%
3,900,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	3,748,115
	CSC Holdings, Inc.:
912,193	6.58%, bank loan, due 3/30/13‡	915,358
1,368,290	6.67%, bank loan, due 3/30/13‡	1,373,038
912,193	6.74%, bank loan, due 3/30/13‡	915,358
		6,951,869
Casino Hotels - 0.4%
2,750,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	2,956,250
Cellular Telecommunications - 0.7%
	Nextel Communications, Inc.:
2,200,000	6.875%, senior notes, due 10/31/13	2,258,049
1,350,000	7.375%, senior notes, due 8/1/15	1,409,366
2,000,000	Rogers Wireless Communications, Inc. 7.61625%, secured notes, due 12/15/10‡	2,060,000
		5,727,415
Chemicals - Specialty - 0.1%
520,000	Lubrizol Corp., 6.50% debentures, due 10/1/34	504,259
Commercial Banks - 0.6%
850,000	Commonwealth Bank of Australia, 6.024% bonds, due 3/15/49 (144A)‡	828,726
2,500,000	Shinsei Bank, Ltd., 6.418% bonds, due 1/20/49 (144A)‡	2,427,405
1,950,000	Skandinaviska Enskilda Banken AB, 5.471% unsecured notes, due 3/29/49 (144A)‡	1,824,933
		5,081,064
Computer Services - 0.5%
1,076,831	Affiliated Computer Services, Inc. 6.42938%, bank loan, due 8/20/13‡	1,084,907
	SunGard Data Systems, Inc.:
1,320,000	9.125%, senior unsecured notes due 8/15/13 (144A)	1,409,100
1,648,000	10.25%, senior subordinated notes due 8/15/15(144A)	1,771,600
		4,265,607
Computers - Peripheral Equipment - 0%
	Candescent Technologies Corp.:
4,250,000	8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)‡,º,ºº,§	0
2,750,000	8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)‡,##,ºº,§	0
Consumer Products - Miscellaneous - 0.2%
1,600,000	Fortune Brands, Inc., 4.875% notes, due 12/1/13	1,492,746
Containers - Metal and Glass - 0.5%
2,500,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	2,600,000

Shares or Principal Amount		Value
Containers - Metal and Glass - (continued)
$1,720,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	$1,728,600
		4,328,600
Cosmetics and Toiletries - 1.0%
5,150,000	Gillette Co., 4.125% senior notes, due 8/30/07**,‡	5,063,362
3,000,000	Procter & Gamble Co., 4.75% senior notes, due 6/15/07	2,984,415
		8,047,777
Dialysis Centers - 0.3%
	Fresenius Medical Care AG & Co.:
616,513	6.3544%, bank loan, due 3/31/11‡	616,254
331,969	6.3544%, bank loan, due 3/31/11‡	331,829
1,422,723	6.4031%, bank loan, due 3/31/11‡	1,422,126
		2,370,209
Diversified Financial Services - 1.3%
	General Electric Capital Corp.:
1,500,000	4.125%, senior unsecured notes due 9/1/09	1,445,861
3,250,000	3.75%, notes, due 12/15/09	3,079,742
2,650,000	4.375%, notes, due 11/21/11	2,505,922
4,000,000	Zurich Financial Services USA, 6.45% bonds, due 12/15/65 (144A)‡	3,767,763
		10,799,288
Diversified Operations - 0.1%
525,000	Covalence Specialty Materials Corp., 10.25% senior subordinated notes due 3/1/16 (144A)	540,750
Diversified Operations - Commercial Services - 0.2%
1,698,388	Avis Rent A Car Systems, Inc., 0% bank loan, due 4/1/13‡	1,697,777
Electric - Integrated - 2.9%
1,790,000	Allegheny Energy Supply Company LLC 8.25%, senior unsecured notes due 4/15/12 (144A)§	1,946,625
2,775,000	Dominion Resources, Inc., 5.125% senior notes, due 12/15/09	2,725,192
	MidAmerican Energy Holdings Co.:
1,900,000	3.50%, senior notes, due 5/15/08	1,827,450
1,400,000	6.125%, bonds, due 4/1/36 (144A)	1,335,475
4,500,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	4,708,800
1,785,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	1,676,067
	Southern California Edison Co.:
4,500,000	7.625%, notes, due 1/15/10	4,784,449
1,575,000	6.00%, first mortgage notes, due 1/15/34	1,516,268
	TXU Corp.:
2,385,000	4.80%, senior notes, due 11/15/09	2,298,033
1,150,000	6.55%, notes, due 11/15/34	1,032,606
		23,850,965
Electronic Components - Semiconductors - 0.2%
1,937,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	2,029,008
Finance - Auto Loans - 0.5%
1,800,000	Ford Motor Credit Co., 0% notes, due 4/15/12‡	1,801,993
2,000,000	General Motors Acceptance Corp., 6.125% notes, due 8/28/07	1,944,068
		3,746,061

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 15

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Finance - Commercial - 0.5%
$3,800,000	CIT Group, Inc., 3.65% senior notes, due 11/23/07	$3,706,121
Finance - Consumer Loans - 1.0%
3,389,000	John Deere Capital Corp., 4.875% notes, due 10/15/10	3,300,052
3,500,000	Household Finance Corp., 4.625% notes, due 1/15/08	3,460,124
1,750,000	SLM Corp., 4.92% notes, due 1/31/14‡	1,683,028
		8,443,204
Finance - Investment Bankers/Brokers - 1.1%
	E*Trade Financial Corp.:
770,000	8.005%, senior notes, due 6/15/11	795,025
1,250,000	7.375%, senior notes, due 9/15/13	1,271,875
	Goldman Sachs Group, Inc.:
1,250,000	5.35%, senior notes, due 1/15/16	1,194,813
1,275,000	6.45%, subordinated notes, due 5/1/36	1,259,884
	Jefferies Group, Inc.:
2,055,000	5.50%, senior notes, due 3/15/16	1,928,372
3,540,000	6.25%, senior unsecured notes due 1/15/36	3,234,076
		9,684,045
Finance - Mortgage Loan Banker - 0.4%
	Residential Capital Corp.:
835,000	6.00%, company guaranteed notes due 2/22/11	817,913
2,088,000	6.50%, senior notes, due 4/17/13	2,081,105
		2,899,018
Food - Diversified - 1.0%
	Dole Food Co.:
198,141	4.92%, bank loan, due 4/11/13‡	198,266
416,097	6.6875%, bank loan, due 4/11/13‡	416,488
1,456,339	6.6875%, bank loan, due 4/12/13‡	1,455,436
29,721	8.50%, bank loan, due 4/12/13‡	29,749
29,721	8.50%, bank loan, due 4/12/13‡	29,703
2,950,000	General Mills, Inc., 3.875% notes, due 11/30/07	2,880,047
4,350,000	Kellogg Co., 2.875% senior notes, due 6/1/08	4,132,782
		9,142,471
Food - Retail - 0.1%
425,000	Stater Brothers Holdings, Inc., 8.125% senior notes, due 6/15/12	425,000
Food - Wholesale/Distribution - 0%
	Roundy's Supermarket, Inc.:
139,715	7.72%, bank loan, due 10/27/11‡	141,461
139,016	7.87%, bank loan, due 10/27/11‡	140,754
		282,215
Foreign Government - 0.4%
3,300,000	Canada Mortgage & Housing Corp., 4.80% local government guaranteed notes due 10/1/10	3,246,121
Gas - Distribution - 0.9%
1,100,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15 (144A)	1,100,800
2,130,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	2,100,713
3,750,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	4,014,164
		7,215,677

Shares or Principal Amount		Value
Independent Power Producer - 0.5%
$415,958	Mirant North America LLC, 6.59875% bank loan, due 1/3/13‡	$419,373
	NRG Energy, Inc.:
3,126,448	6.82%, bank loan, due 9/30/12‡	3,159,025
232,192	6.97938%, bank loan, due 9/30/12‡	234,321
630,000	7.375%, company guaranteed notes due 2/1/16	635,513
		4,448,232
Investment Management and Advisory Services - 1.3%
	Ameriprise Financial, Inc:
1,250,000	5.35%, senior unsecured notes due 11/15/10	1,234,153
1,025,000	5.65%, senior unsecured note due 11/15/15	996,901
3,500,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	3,388,290
	Nuveen Investments:
2,050,000	5.00%, senior notes, due 9/15/10	1,972,585
2,800,000	5.50%, senior notes, due 9/15/15	2,650,664
		10,242,593
Life and Health Insurance - 0.8%
3,320,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	3,321,733
2,800,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	2,924,508
		6,246,241
Medical - Drugs - 0.1%
1,235,000	Teva Pharmaceutical Finance Company LLC 6.15%, company guaranteed notes due 2/1/36	1,141,044
Medical - HMO - 1.0%
	Coventry Health Care, Inc.:
1,540,000	5.875%, senior notes, due 1/15/12	1,509,200
2,000,000	6.125%, senior notes, due 1/15/15	1,955,000
4,500,000	UnitedHealth Group, Inc., 3.30% senior notes, due 1/30/08	4,344,327
		7,808,527
Medical - Hospitals - 0.2%
1,300,000	HCA, Inc., 6.50% bonds, due 2/15/16	1,249,981
Miscellaneous Manufacturing - 0.1%
1,061,815	Nutro Products, Inc., 0% bank loan, due 4/26/13‡	1,071,775
Motorcycle and Motor Scooter Manufacturing - 0.3%
2,750,000	Harley-Davidson, Inc., 3.625% notes, due 12/15/08 (144A)	2,633,923
Multi-Line Insurance - 0.1%
800,000	Horace Mann Educators Corp., 6.85% senior notes, due 4/15/16	793,178
Multimedia - 0.2%
409,940	Entravision Communications Corp., 6.49% bank loan, due 3/7/13‡	412,842
850,000	Viacom, Inc., 6.875% bonds, due 4/30/36 (144A)	837,692
		1,250,534
Mutual Insurance - 0.2%
1,950,000	North Front, 5.81% bonds, due 12/15/24 (144A)‡	1,868,443

See Notes to Schedules of Investments and Financial Statements.

16 Janus Bond & Money Market Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Non-Hazardous Waste Disposal - 0.7%
$2,950,000	Allied Waste North America, Inc., 6.50% secured notes, due 11/15/10	$2,913,125
2,450,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	2,601,533
		5,514,658
Oil Companies - Exploration and Production - 0.7%
1,225,000	Kerr-McGee Corp., 6.95% secured notes, due 7/1/24	1,230,499
1,080,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	1,152,900
	Pemex Project Funding Master Trust:
610,000	5.75%, company guaranteed notes due 12/15/15	578,280
500,000	8.625%, company guaranteed notes due 2/1/22‡	579,000
1,280,000	Pioneer Natural Resources Co., 6.875% bonds, due 5/1/18	1,282,688
1,025,000	Ras Laffan LNG III, 5.838% bonds, due 9/30/27 (144A)	946,526
		5,769,893
Oil Companies - Integrated - 0.6%
5,250,000	ChevronTexaco Capital Co., 3.50% company guaranteed notes, due 9/17/07	5,129,854
Oil Refining and Marketing - 0.3%
	Enterprise Products Operating L.P.:
1,475,000	4.95%, senior notes, due 6/1/10	1,427,902
1,250,000	Series B, 6.375% company guaranteed notes, due 2/1/13	1,268,424
		2,696,326
Paper and Related Products - 0.3%
	Georgia Pacific Corp., Inc.:
2,000,246	6.88%, bank loan, due 12/20/12‡	2,010,407
94,762	6.97938%, bank loan, due 12/20/12‡	95,243
		2,105,650
Pipelines - 0.6%
3,305,000	El Paso Corp., 7.625% notes, due 9/1/08 (144A)§	3,362,837
1,810,000	Panhandle Eastern Pipe Line Co., 4.80% senior notes, due 8/15/08	1,778,119
		5,140,956
Property and Casualty Insurance - 1.0%
3,750,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	3,733,924
4,150,000	Ohio Casualty Corp., 7.30% senior unsecured notes, due 6/15/14	4,266,951
		8,000,875
Publishing - Periodicals - 0.2%
1,475,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	1,668,594
Reinsurance - 0.2%
1,400,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	1,312,387
Retail - Building Products - 0.3%
2,088,000	Home Depot, Inc., 5.20% senior notes, due 3/1/11	2,066,928
Retail - Regional Department Stores - 0%
373,101	Neiman Marcus Group, Inc., 7.34% bank loan, due 3/13/13‡	377,899

	Shares or Principal Amount		Value
	Retail - Restaurants - 0.1%
	$463,408	Dunkin Brands, Inc., 7.32563% bank loan, due 2/6/13‡	$463,408
	Savings/Loan/Thrifts - 0.5%
	625,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10 (144A)	601,746
	2,085,000	Webster Bank, 5.875% subordinated notes, due 1/15/13	2,048,192
	1,000,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	1,081,044
			3,730,982
	Special Purpose Entity - 1.0%
	1,300,000	Mitsubishi UFJ Financial Group, Inc., 6.346% company guaranteed notes, due 7/16/49‡	1,273,826
	3,200,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	3,291,066
	3,375,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	3,469,810
			8,034,702
	Telephone - Integrated - 0.8%
	3,000,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	2,826,132
	3,350,000	Deutsche Telekom International Finance B.V., 3.875%, company guaranteed notes due 7/22/08**	3,247,051
	750,000	Qwest Corp., 7.74125% senior notes, due 6/15/13‡	816,563
			6,889,746
	Transportation - Railroad - 0.1%
	1,050,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55‡	1,009,035
	Total Corporate Bonds (cost $236,307,316)		231,553,138
	Foreign Bonds - 0.2%
	Cable Television - 0.2%
EUR	1,300,000	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)** (cost $1,655,718)	1,820,499
	Mortgage Backed Securities - 36.3%
	Finance - Investment Bankers/Brokers - 0.4%
	$3,764,180	Credit Suisse First Boston Mortgage Securities Corp., 5.00%, due 8/25/20	3,680,072
	U.S. Government Agencies - 35.9%
		Fannie Mae:
	4,124,270	7.00%, due 9/1/14	4,244,167
	3,116,081	6.00%, due 6/1/17	3,157,291
	2,694,260	5.00%, due 11/1/18	2,628,514
	1,799,052	4.50%, due 5/1/19	1,715,596
	4,860,086	4.50%, due 5/1/19	4,634,632
	5,779,764	4.50%, due 5/1/19	5,511,647
	1,827,527	4.00%, due 6/1/19	1,703,776
	550,111	5.50%, due 8/1/19	546,342
	4,942,371	5.00%, due 8/1/19	4,818,336
	1,059,654	5.50%, due 9/1/19	1,052,394
	290,906	5.50%, due 9/1/19	289,074
	1,392,090	4.00%, due 2/1/20	1,296,506
	720,431	4.50%, due 4/1/20	686,284
	6,351,687	5.50%, due 9/1/24	6,222,212
	4,480,677	5.00%, due 5/1/25	4,285,336
	1,089,707	7.00%, due 11/1/28	1,122,883
	1,204,419	6.50%, due 2/1/31	1,240,930

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 17

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Mortgage Backed Securities - (continued)
U.S. Government Agencies - (continued)
	Fannie Mae - (continued)
$2,416,083	7.00%, due 2/1/32	$2,489,640
2,291,686	6.50%, due 5/1/32	2,348,955
1,012,419	6.50%, due 7/1/32	1,032,377
9,023,184	5.50%, due 2/1/33	8,790,309
1,819,801	6.50%, due 3/1/33	1,855,674
3,815,563	5.50%, due 11/1/33	3,715,877
4,658,663	5.00%, due 11/1/33	4,422,889
2,747,753	5.50%, due 1/1/34	2,675,965
4,329,395	5.50%, due 2/1/34	4,211,392
11,265,182	5.00%, due 3/1/34	10,695,052
4,726,177	5.00%, due 4/1/34	4,481,008
1,814,908	5.00%, due 4/1/34	1,723,056
3,838,087	3.887%, due 5/1/34	3,715,489
3,837,498	5.00%, due 6/1/34	3,638,429
2,050,750	4.50%, due 6/1/34	1,882,548
7,478,630	6.00%, due 7/1/34	7,471,007
1,646,443	5.00%, due 7/1/34	1,561,034
2,409,353	6.50%, due 8/1/34	2,459,359
471,673	6.50%, due 9/1/34	483,414
1,031,723	5.50%, due 11/1/34	1,003,602
8,947,080	5.50%, due 12/1/34	8,703,215
4,026,693	5.50%, due 2/1/35	3,921,491
4,695,032	5.50%, due 3/1/35	4,561,272
1,389,159	5.00%, due 4/1/35	1,314,311
1,121,434	4.50%, due 4/1/35	1,027,094
6,071,032	5.00%, due 5/1/35	5,743,926
4,443,639	5.50%, due 7/1/35	4,317,041
2,284,559	4.694%, due 7/1/35	2,220,796
2,557,834	4.43%, due 7/1/35	2,520,572
3,797,589	6.00%, due 9/1/35	3,792,906
1,751,801	6.50%, due 10/1/35	1,782,053
3,194,199	6.00%, due 12/1/35	3,181,978
517,880	7.00%, due 1/1/36	532,487
2,233,089	7.00%, due 1/1/36	2,295,726
2,017,297	6.50%, due 1/1/36	2,052,057
2,813,708	7.00%, due 2/1/36	2,892,631
5,272,155	7.00%, due 3/1/36	5,420,858
4,402,124	6.00%, due 3/1/36	4,383,577
	Federal Home Loan Bank System:
3,611,083	4.75%, due 10/25/10	3,533,219
4,657,155	5.27%, due 12/28/12	4,600,214
3,117,664	5.50%, due 12/1/34	3,033,564
3,758,237	5.50%, due 12/1/34	3,656,856
	Freddie Mac:
3,281,228	6.50%, due 3/1/13	3,317,052
1,431,626	5.50%, due 1/1/16	1,420,566
2,171,532	5.50%, due 1/1/18	2,154,505
7,307,755	4.50%, due 2/1/18	6,971,102
3,979,606	5.00%, due 9/1/18	3,876,766
1,828,067	4.00%, due 4/1/19	1,702,928
1,993,802	5.00%, due 2/1/20	1,938,975
1,649,845	5.50%, due 2/1/21	1,635,483
1,500,000	5.00%, due 4/1/21	1,458,348
2,018,597	6.00%, due 11/1/33	2,015,716
2,393,159	5.50%, due 11/1/33	2,330,875
4,062,748	6.00%, due 2/1/34	4,070,090
1,622,647	5.00%, due 5/1/34	1,537,736
2,281,113	5.00%, due 5/1/34	2,161,746
909,138	6.50%, due 7/1/34	928,821

Shares or Principal Amount		Value
Mortgage Backed Securities - (continued)
U.S. Government Agencies - (continued)
	Fannie Mae - (continued)
$414,880	6.50%, due 7/1/34	$423,947
474,759	6.50%, due 6/1/35	482,860
6,972,652	5.50%, due 6/1/35	6,784,561
15,879,034	5.00%, due 7/1/35	15,017,877
2,609,553	5.00%, due 8/1/35	2,468,031
1,263,408	5.50%, due 9/1/35	1,227,725
3,946,476	5.50%, due 9/1/35	3,835,013
4,197,588	5.50%, due 10/1/35	4,083,062
	Ginnie Mae:
1,815,484	6.00%, due 2/15/33	1,823,314
2,685,322	4.50%, due 10/15/33	2,506,699
5,643,820	6.00%, due 10/20/34	5,650,101
2,244,919	6.50%, due 2/20/35	2,288,124
5,987,485	5.50%, due 3/20/35	5,855,098
4,223,832	5.50%, due 5/20/35	4,130,441
7,289,649	5.00%, due 10/15/35	6,989,497
Total Mortgage Backed Securities (cost $305,877,274)		296,067,971
Preferred Stock - 0.9%
Finance - Other Services - 0.3%
38,945	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	2,083,558
REIT - Diversified - 0.3%
96,600	iStar Financial, Inc., 7.875%	2,423,694
Savings/Loan/Thrifts - 0.3%
91,960	Chevy Chase Bank FSB, 8.00%	2,464,528
Total Preferred Stock (cost $7,083,886)		6,971,780
U.S. Government Agencies - 14.7%
	Fannie Mae:
$5,195,000	4.25%, due 9/15/07	5,132,395
38,955,000	3.25%, due 11/15/07	37,868,779
27,720,000	5.50%, due 3/15/11	27,973,887
2,550,000	5.00%, due 3/15/16#	2,476,506
3,535,000	6.625%, due 11/15/30#	4,035,719
	Freddie Mac:
8,155,000	3.875%, due 6/15/08#	7,950,024
15,051,000	4.875%, due 2/17/09#	14,947,148
19,785,000	4.125%, due 7/12/10#	18,960,480
Total U.S. Government Agencies (cost $121,645,093)		119,344,938
U.S. Treasury Notes/Bonds - 18.0%
8,095,000	4.125%, due 8/15/08#	7,972,628
35,415,000	4.375%, due 11/15/08#	34,987,540
17,318,000	4.50%, due 2/15/09#	17,147,522
2,505,000	3.125%, due 4/15/09#	2,385,131
18,360,000	4.50%, due 2/28/11#	18,024,361
5,346,000	4.75%, due 3/31/11#	5,303,815
1,513,986	1.625%, due 1/15/15ÇÇ,#	1,426,991
12,750,000	4.50%, due 11/15/15#	12,202,145
3,280,000	4.50%, due 2/15/16#	3,137,012
6,405,000	8.875%, due 8/15/17#	8,411,565
6,220,000	8.875%, due 2/15/19#	8,308,558
6,555,000	7.25%, due 8/15/22#	7,933,595
11,759,000	6.25%, due 8/15/23#	12,995,529
4,134,000	5.25%, due 2/15/29#	4,102,995
1,648,000	6.25%, due 5/15/30#	1,862,497
Total U.S. Treasury Notes/Bonds (cost $150,820,663)		146,201,884

See Notes to Schedules of Investments and Financial Statements.

18 Janus Bond & Money Market Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Other Securities - 18.1%
147,008,374	State Street Navigator Securities Lending Prime Portfolio† (cost $147,008,374)	$147,008,374
Time Deposit - 0.6%
$5,100,000	ING Financial, ETD 4.86%, 5/1/06 (cost $5,100,000)	5,100,000
Total Investments (total cost $975,498,324) – 117.3%		954,068,584
Liabilities, net of Cash, Receivables and Other Assets – (17.3)%		(140,943,456)
Net Assets – 100%		$813,125,128

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$828,726	0.1%
Belgium	1,820,499	0.2%
Canada	10,435,975	1.1%
Cayman Islands	7,171,041	0.8%
Netherlands	3,247,051	0.3%
Qatar	946,526	0.1%
Sweden	1,824,933	0.2%
United States††	927,793,833	97.2%
Total	$954,068,584	100.0%

††Includes Short-Term Securities and Other Securities (81.3% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 6/28/06	1,400,000	$1,772,911	$(40,327)
Total		$1,772,911	$(40,327)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 19

Janus High-Yield Fund (unaudited)

Ticker: JAHYX

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Performance Overview

Rising interest rates around the globe pressured fixed-income market returns during the six months ended April 30, 2006. The Federal Reserve (Fed) continued its tightening campaign by raising the Fed Funds target rate to 4.75%. This brought the total number of consecutive rate hikes to fifteen. In addition to the Fed, the European Central Bank raised interest rates. The Bank of Japan announced the end of its zero interest rate policy and indicated that monetary policy would be less stimulative going forward. As Central Banks around the globe removed liquidity from the system, ending a period of low-cost financing, longer-term interest rates rose worldwide.

For the six month period ended April 30, 2006, Janus High-Yield Fund posted a gain of 5.50%, outpacing the 4.95% increase of its benchmark, the Lehman Brothers High-Yield Bond Index. The high-yield market showed incredible resilience in the face of the rising rates over the period, with all rating categories within the Lehman Brothers High-Yield Bond Index producing positive returns for the period. Investors' continued appetite for yield drove spreads tighter, with the lowest-rated segments of the market outperforming. Low-rated triple-C securities returned 8.20% versus the Index return of 5.50%. Double-C to defaulted securities returned 10.88%, as compared to the Russell 2000® Index return of 18.91%.

Credit fundamentals continued to be supportive for the high-yield market as the default rate remained contained and corporate liquidity remained very high, supported by top line growth and margin improvement.

After the uncertain climate in 2005, I gained more clarity around the direction of the economy, interest rates and the ultimate motivations of the Federal Reserve as we entered 2006. In light of expectations around the economy slowing, it seemed clear to me that the economy was on good footing and that the trend would be toward higher interest rates. As former Federal Reserve Chairman Alan Greenspan handed over the reins to Ben Bernanke, it was evident that Mr. Bernanke would follow in Mr. Greenspan's footsteps with a disciplined approach toward fighting inflation. In this environment, I continued to position the Fund with a short duration, keeping the duration lower than that of its benchmark. In addition, I chose to underweight the BB segment of the market due to its high correlation to interest rates and the low breakeven spreads. I continued to overweight single Bs and increased the Fund's weighting in triple Cs. The Fund's overweight position in triple Cs helped performance, as triple Cs outperformed both single Bs and double Bs during the period. Aside from the weightings by rating category, individual credit selection continued to be one of the key drivers of the Fund's returns. Several of the Fund's holdings produced double-digit percentage returns within the period.

With concerns around rising interest rates, part of the Fund's short duration strategy was to increase the allocation to floating-rate high-yield bonds and bank loans. These securities performed well in the rising rate environment, and I continue to believe that the bank loan market offers excellent return opportunities within the levered credit universe.

Holdings that Helped Performance

The Fund's holdings in Allied Waste (AW), an Arizona-based waste management company, added to performance. New management has instilled discipline at AW, with a primary focus on operational excellence and return generation from the business. Amid higher energy costs, improved pricing within the sector allowed for margin improvement, giving the management team the ability to de-leverage the balance sheet. I continue to like the AW story and believe that the solid execution by management will lead to upgrades by the rating agencies.

The Fund's out-of-consensus weightings in airline companies American Airlines (AMR) and Continental Airlines (CAL) both contributed to performance. Both airlines, operating within a difficult sector, have significant liquidity positions, with AMR carrying over $3 billion in cash on the balance sheet and CAL carrying over $1 billion. Management teams have communicated the importance of liquidity due to the difficult operating environment that they have experienced post September 11, 2001. In addition to significant liquidity, both companies have been focused on improving operating metrics, pricing and optimizing their fleets.

The Fund's automotive positions also aided performance during the period, as both Ford and General Motors continued to take steps to improve their businesses. Similar to the airlines' past experience, both companies are facing a difficult environment and have chosen to keep their liquidity positions high, with large cash positions on their balance sheets. Asset sales have added to these liquidity positions. I am keeping a close eye on this sector due to rising interest rates, input costs, energy prices, and increasing competition. Add the Delphi bankruptcy, the relationship with the unions and the fact that the automotive sector represents over a 13% weighting in the Index and one can see why the sector demands attention.

Holdings that Detracted from Performance

On the negative side, the Fund's positions in auto part supplier, Visteon, underperformed during the period. Rising input costs and concerns around pricing power weighed on the company.

The position in truck builder and pickup truck topper builder, JB Poindexter, also underperformed during the period. Rising commodity prices and concerns over sales of sport utility vehicles weighed on the credit. The liquidity profile of JB Poindexter remains strong and I believe that management will remain disciplined around the capital structure of the company.

Many of the Fund's higher-rated positions that tend to be highly correlated to interest rates, such as holdings in TXU, Mid-American Energy, HCA, Stations Casino and Xerox, underperformed during the period due to the increasing levels of interest rates.

Strategy in This Environment

As I've discussed in previous commentaries, the move by many corporations to a more shareholder-friendly stance continues to be one of the key themes in the market. The increase in share repurchase programs, increased dividends and an up-tick in

20 Janus Bond & Money Market Funds April 30, 2006

(unaudited)

mergers and acquisition activity, on top of the resurgence in public-to-private transactions, have kept bond holders in a very cautious stance. Shareholder-friendly activities facilitated via balance sheet destruction remain one of the primary risks within the levered credit markets.

The focus by company management teams over the last five years on de-leveraging their balance sheets and improving liquidity profiles has produced capital structures that are sub-optimal to us. In many cases the under-levered nature of the capital structure is disadvantageous for the equity holders of the company. Many management teams have recognized this and have moved to more shareholder-friendly activity at the expense of bond holders. Those who have chosen not to adjust their capital structures run the risk of facing activist shareholder activity from many of the levered players in the market.

Increased activity by the private equity and hedge fund community within the credit markets reinforces the importance of in-depth fundamental credit research. Close attention must be paid to the covenants within bond indentures and in-depth modeling of individual company capital structures is required. These activities remain a top priority.

In light of the concerns mentioned above, strong fundamentals, dictated by a low and sustainable default rate, allow for spreads to remain tight. With an abundance of liquidity, creating the current yield-seeking environment, and with limited yield alternatives outside the high-yield market, I believe spread valuations will remain tight and in a tight range. While it's impossible to argue that current valuations are cheap on a historical basis, strong fundamentals and technicals remain supportive of the overall market. I continue to believe that individual credit/security selection will ultimately drive the returns that we produce and will help to protect against the downside, though I remain cautious on the high-yield market.

I am very fortunate to have a strong team behind me that is dedicated to uncovering opportunities for our shareholders. We continue to emphasize disciplined, detailed, in-depth credit analysis, relying on our bottom-up fundamental research to drive returns within the credit universe.

Keeping all of this in mind, we remain committed to uncovering and investing in companies that are focused on achieving an optimal capital structure and generating returns for their shareholders, both equity and debt. We look for companies that we believe adhere to a strict discipline around their capital structure and are focused on reducing leverage, improving margins, and maximizing overall cash flows from the business. We believe that management holds the key to generating returns for shareholders and we will tend to overweight businesses with top management teams that are concerned with both debt and equity shareholders.

Looking Ahead

Going forward I intend to maintain a short duration positioning versus the Fund's benchmark in the interest of preserving capital in the rising rate environment. I am watching the global economy and the Federal Reserve closely, and if I see any indication of the economy slowing or the Federal Reserve ending their tightening campaign I may reconsider the duration and BB positioning of the Fund. I continue to believe there are outstanding opportunities within the high-yield market but that they exist on an individual name basis. Sticking with our disciplined investment process, I will likely continue to overweight individual credits where we have a high conviction around the return profile and fundamentals.

Thank you for your continued investment in Janus High-Yield Fund.

Janus High-Yield Fund At a Glance

Fund Profile

April 30, 2006
Weighted Average Maturity	7.0 Years
Average Modified Duration*	4.1 Years
30-Day Current Yield**	7.24%
Weighted Average Fixed Income Credit Rating	B
Number of Bonds/Notes	282

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

April 30, 2006
AAA	0.2%
A	0.9%
BBB	2.1%
BB	27.2%
B	55.3%
CCC	10.4%
Other	3.9%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of April 30, 2006	As of April 30, 2006

Janus Bond & Money Market Funds April 30, 2006 21

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus High-Yield Fund	5.50%	9.10%		7.06%		7.50%		8.25%
Lehman Brothers High-Yield Bond Index	4.95%	9.15%		8.54%		6.70%		6.68%
Lipper Quartile	N/A	2	nd	3	rd	1	st	1	st
Lipper Ranking - based on total return for High Current Yield Funds	N/A**	164/439		169/311		10/111		3/104

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – December 29, 1995

** The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yield and total return would have been lower.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund's prospectus allows for investment in non-investment grade securities.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,055.00	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

*Expenses are equal to the annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

22 Janus Bond & Money Market Funds April 30, 2006

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Corporate Bonds - 95.6%
Advertising Sales - 0.2%
$826,000	Lamar Advertising Co., 2.875% senior notes, due 12/31/10	$977,778
Advertising Services - 1.0%
	R.H. Donnelley Corp.:
2,198,000	6.875%, senior discount notes due 1/15/13 (144A)	2,044,140
1,224,000	6.875%, senior discount notes due 1/15/13 (144A)	1,138,320
1,699,000	8.875%, senior notes, due 1/15/16 (144A)	1,747,846
		4,930,306
Aerospace and Defense - Equipment - 0.3%
1,227,000	DRS Technologies, Inc., 6.875% senior subordinated notes, due 11/1/13	1,216,264
Agricultural Chemicals - 0.3%
1,119,000	IMC Global, Inc. - Series B, 10.875% company guaranteed notes, due 6/1/08	1,208,520
Airlines - 0.6%
1,248,000	AMR Corp., 9.00% debentures, due 8/1/12	1,201,200
1,677,093	US Airways Group, Inc., 8.50% bank loan, due 3/31/11‡	1,697,537
		2,898,737
Apparel Manufacturers - 1.8%
	Levi Strauss & Co.:
975,000	9.28%, senior unsubordinated notes due 4/1/12‡	1,015,219
2,174,000	9.75%, senior notes, due 1/15/15	2,293,570
2,350,000	8.875%, senior notes, due 4/1/16 (144A)	2,355,875
2,050,000	Quiksilver, Inc., 6.875% company guaranteed notes, due 4/15/15	1,978,250
686,000	Russell Corp., 9.25% company guaranteed notes, due 5/1/10	716,870
		8,359,784
Applications Software - 0.1%
333,000	Serena Software, Inc., 10.375% senior subordinated notes due 3/15/16 (144A)	354,645
Athletic Equipment - 0.2%
1,025,000	Riddell Bell Holdings, Inc., 8.375% company guaranteed notes, due 10/1/12	1,022,438
Automotive - Cars and Light Trucks - 1.7%
1,399,000	Ford Capital B.V., 9.50% debentures, due 6/1/10	1,245,110
	Ford Motor Co.:
3,022,000	7.25%, notes, due 10/1/08	2,742,465
1,674,000	7.45%, notes, due 7/16/31	1,222,020
	General Motors Corp.:
2,175,000	7.125%, senior notes, due 7/15/13	1,636,688
1,569,000	8.375%, debentures, due 7/15/33	1,168,905
		8,015,188
Automotive - Truck Parts and Equipment - Original - 2.0%
2,674,000	Accuride Corp., 8.50% company guaranteed notes, due 2/1/15	2,640,574
	Lear Corp.:
1,025,000	8.11%, company guaranteed notes due 5/15/09	1,001,938
538,149	0%, bank loan, due 4/25/12‡	538,822
675,000	5.75%, company guaranteed notes due 8/1/14	567,000

Shares or Principal Amount		Value
Automotive - Truck Parts and Equipment - Original - (continued)
	Tenneco Automotive, Inc.:
$350,000	10.25%, secured notes, due 7/15/13	$387,625
1,205,000	8.625%, company guaranteed notes due 11/15/14	1,220,063
699,000	TRW Automotive, Inc., 9.375% senior notes, due 2/15/13	751,425
1,024,000	United Components, Inc., 9.375% senior subordinated notes, due 6/15/13	1,003,520
1,350,000	Visteon Corp., 8.25% senior notes, due 8/1/10	1,211,625
		9,322,592
Automotive - Truck Parts and Equipment - Replacement - 0.1%
389,000	Affinia Group, Inc., 9.00% company guaranteed notes, due 11/30/14	345,238
Building - Heavy Construction - 0.4%
1,849,000	Ahern Rentals, Inc., 9.25% company guaranteed notes, due 8/15/13	1,927,583
Building - Maintenance and Service - 0.3%
1,359,000	HydroChem Industrial Services, Inc., 9.25% senior subordinated notes due 2/15/13 (144A)§	1,348,808
Building - Residential and Commercial - 1.0%
1,374,000	Beazer Homes USA, Inc., 6.875% company guaranteed notes, due 7/15/15	1,315,605
	K. Hovnanian Enterprises, Inc.:
1,049,000	6.50%, company guaranteed notes due 1/15/14	989,550
500,000	7.50%, company guaranteed notes due 5/15/16	494,138
1,720,000	William Lyon Homes, Inc., 10.75% company guaranteed notes, due 4/1/13	1,720,000
		4,519,293
Building and Construction Products - Miscellaneous - 0.9%
1,875,000	Nortek, Inc., 8.50% senior subordinated notes, due 9/1/14	1,921,875
2,450,000	Ply Gem Industries, Inc., 9.00% senior subordinated notes, due 2/15/12	2,358,125
		4,280,000
Building Products - Air and Heating - 0.2%
699,000	Goodman Global Holdings, Inc., 7.875% senior subordinated notes, due 12/15/12	699,000
Building Products - Wood - 0.3%
1,499,000	Ainsworth Lumber Company, Ltd., 7.25% company guaranteed notes, due 10/1/12	1,345,353
Cable Television - 2.8%
674,000	Cablevision Systems Corp., 8.00% senior notes, due 4/15/12	672,315
3,871,000	CCH I LLC, 11.00% secured notes, due 10/1/15	3,445,189
2,338,000	Charter Communications Holdings II 10.25%, senior notes, due 9/15/10	2,355,535
	Charter Communications Operating LLC:
1,685,899	0%, bank loan, due 4/27/11‡	1,691,513
1,399,000	8.00%, senior notes, due 4/30/12 (144A)	1,405,995
	CSC Holdings, Inc.:
1,024,000	7.00%, senior notes, due 4/15/12 (144A)‡	1,018,880
506,966	6.67%, bank loan, due 3/30/13‡	508,725
2,373,000	Mediacom LLC/Mediacom Capital Corp. 9.50%, senior notes, due 1/15/13	2,426,393
		13,524,545

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 23

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Casino Hotels - 3.9%
$1,699,000	Boyd Gaming Corp., 7.125% senior subordinated notes, due 2/1/16	$1,701,123
	Majestic Star Casino LLC:
350,000	9.50%, company guaranteed notes due 10/15/10	372,750
2,295,000	9.75%, secured notes, due 1/15/11 (144A)§	2,352,374
695,000	Mandalay Resort Group, 10.25% senior subordinated notes, due 8/1/07	728,013
	MGM Mirage, Inc.:
1,045,000	9.75%, company guaranteed notes due 6/1/07	1,084,188
1,573,000	8.375%, company guaranteed notes due 2/1/11	1,655,583
1,224,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	1,300,500
695,000	Park Place Entertainment Corp., 9.375% senior subordinated notes, due 2/15/07	713,244
350,000	Poster Financial Group, Inc., 8.75% secured notes, due 12/1/11	369,250
	Station Casinos, Inc.:
1,747,000	6.875%, senior subordinated notes due 3/1/16	1,716,427
675,000	6.625%, senior subordinated notes due 3/15/18 (144A)	642,094
5,843,000	Trump Entertainment Resorts, Inc., 8.50% secured notes, due 6/1/15	5,755,354
		18,390,900
Casino Services - 1.4%
	Virgin River Casino Corp.:
4,785,000	9.00%, company guaranteed notes due 1/15/12‡	4,856,775
2,348,000	0%, senior subordinated notes due 1/15/13	1,584,900
		6,441,675
Cellular Telecommunications - 3.3%
	Centennial Communications Corp.:
1,348,000	10.00%, senior notes, due 1/1/13	1,401,920
1,550,000	10.125%, company guaranteed notes due 6/15/13	1,695,313
744,000	Dobson Cellular Systems, Inc., 9.875% secured notes, due 11/1/12	812,820
	Dobson Communications Corp.:
1,029,000	8.85%, senior notes, due 10/15/12‡	1,044,435
1,197,000	8.875%, senior notes, due 10/1/13	1,223,933
	Nextel Communications, Inc.:
2,197,000	6.875%, senior notes, due 10/31/13	2,254,969
2,103,000	5.95%, senior notes, due 3/15/14	2,068,035
1,714,000	Rogers Cantel, Inc., 9.75% debentures, due 6/1/16	2,052,514
	Rogers Wireless Communications, Inc.:
1,400,000	7.61625%, secured notes, due 12/15/10‡	1,442,000
849,000	8.00%, senior subordinated notes due 12/15/12	891,450
875,000	7.50%, secured notes, due 3/15/15	920,938
		15,808,327
Chemicals - Diversified - 2.7%
684,000	Huntsman Company LLC, 11.85% company guaranteed notes, due 7/15/11‡	718,200
2,425,000	Ineos Group Holdings PLC, 8.50% notes, due 2/15/16 (144A)	2,303,750

Shares or Principal Amount		Value
Chemicals - Diversified - (continued)
	Lyondell Chemical Co.:
$1,496,000	9.50%, company guaranteed notes due 12/15/08	$1,559,580
4,369,000	11.125%, secured notes, due 7/15/12	4,827,744
3,474,000	Nova Chemicals Corp., 6.50% senior notes, due 1/15/12	3,248,190
		12,657,464
Chemicals - Plastics - 0.9%
	Polyone Corp.:
1,375,000	10.625%, company guaranteed notes due 5/15/10	1,485,000
2,167,000	8.875%, senior notes, due 5/1/12	2,199,505
704,000	Resolution Performance Products LLC 13.50%, senior subordinated notes due 11/15/10	753,280
		4,437,785
Chemicals - Specialty - 2.1%
1,350,000	Chemtura Corp., 6.875% senior notes, due 6/1/16	1,346,116
1,100,000	MacDermid, Inc., 9.125% company guaranteed notes, due 7/15/11	1,155,000
1,196,000	Nalco Co., 7.75% senior notes, due 11/15/11	1,201,980
2,748,000	OM Group, Inc., 9.25% company guaranteed notes, due 12/15/11	2,837,310
3,425,000	Tronox Worldwide LLC, 9.50% senior notes, due 12/1/12 (144A)	3,596,250
		10,136,656
Computer Services - 0.4%
	SunGard Data Systems, Inc.:
600,000	9.125%, senior unsecured notes due 8/15/13 (144A)	640,500
1,368,000	10.25%, senior subordinated notes due 8/15/15(144A)	1,470,600
		2,111,100
Consumer Products - Miscellaneous - 1.0%
1,025,958	Amscan Holdings, Inc., 9.77% bank loan, due 12/22/13‡	1,033,653
2,200,000	Jarden Corp., 9.75% company guaranteed notes, due 5/1/12	2,288,000
1,675,000	Visant Holding Corp., 8.75% senior notes, due 12/1/13 (144A)	1,633,125
		4,954,778
Containers - Metal and Glass - 1.6%
	Owens-Brockway Glass Container, Inc.:
3,141,000	8.875%, company guaranteed notes due 2/15/09	3,266,640
821,000	8.25%, company guaranteed notes due 5/15/13	843,578
	Owens-Illinois, Inc.:
1,894,000	8.10%, senior notes, due 5/15/07	1,912,940
1,423,000	7.80%, debentures, due 5/15/18	1,387,425
		7,410,583
Containers - Paper and Plastic - 2.2%
	Graham Packaging Co.:
1,399,000	8.50%, company guaranteed notes due 10/15/12	1,426,980
6,671,000	9.875%, subordinated notes, due 10/15/14	6,854,452

See Notes to Schedules of Investments and Financial Statements.

24 Janus Bond & Money Market Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Containers - Paper and Plastic - (continued)
$2,498,000	Smurfit-Stone Container Corp., 7.375% company guaranteed notes, due 7/15/14	$2,298,160
		10,579,592
Direct Marketing - 0.7%
3,200,000	Affinion Group, Inc., 11.50% senior subordinated notes due 10/15/15 (144A)	3,280,000
Diversified Operations - 2.2%
4,468,000	Covalence Specialty Materials Corp. 10.25%, senior subordinated notes due 3/1/16 (144A)	4,602,040
2,522,000	J.B. Poindexter & Company, Inc., 8.75% company guaranteed notes, due 3/15/14	2,049,125
1,073,000	Jacuzzi Brands, Inc., 9.625% secured notes, due 7/1/10	1,149,451
1,049,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	1,060,801
1,522,000	Park-Ohio Industries, Inc., 8.375% company guaranteed notes, due 11/15/14	1,438,290
		10,299,707
Electric - Generation - 1.4%
2,172,000	AES Corp., 8.875% senior notes, due 2/15/11	2,334,900
1,898,000	Edison Mission Energy, 7.73% senior notes, due 6/15/09	1,943,078
1,173,000	Reliant Energy, Inc., 9.50% secured notes, due 7/15/13	1,190,595
1,403,996	Tenaska Alabama II Partners, 7.00% secured notes, due 6/30/21 (144A)‡,§	1,388,114
		6,856,687
Electric - Integrated - 3.6%
	Allegheny Energy Supply Company LLC:
1,117,000	7.80%, notes, due 3/15/11	1,181,228
1,067,000	8.25%, senior unsecured notes due 4/15/12 (144A)§	1,160,363
	CMS Energy Corp.:
2,171,000	7.50%, senior notes, due 1/15/09	2,222,560
1,224,000	6.875%, senior unsecured notes due 12/15/15	1,217,880
2,275,000	MidAmerican Energy Holdings Co., 6.125% bonds, due 4/1/36 (144A)	2,170,147
3,995,000	Mission Energy Holding, Inc., 13.50% secured notes, due 7/15/08	4,539,318
775,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	746,640
	TXU Corp.:
1,499,000	5.55%, senior notes, due 11/15/14	1,392,979
699,000	6.50%, senior notes, due 11/15/24	636,399
2,103,000	6.55%, notes, due 11/15/34	1,888,322
		17,155,836
Electronic Components - Miscellaneous - 0.3%
1,299,000	Aavid Thermal Technologies, Inc., 12.75% company guaranteed notes, due 2/1/07	1,324,980
Electronic Components - Semiconductors - 1.6%
2,199,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12**	2,303,453
2,200,000	Amkor Technology, Inc., 9.25% senior notes, due 2/15/08	2,320,999
2,153,000	Freescale Semiconductor, Inc., 7.35% senior notes, due 7/15/09‡	2,201,443

Shares or Principal Amount		Value
Electronic Components - Semiconductors - (continued)
$1,024,000	STATS ChipPAC, Ltd., 6.75% company guaranteed notes, due 11/15/11	$1,000,960
		7,826,855
Electronic Parts Distributors - 0.2%
1,173,000	Avnet, Inc., 6.00% notes, due 9/1/15	1,118,154
Finance - Auto Loans - 2.9%
	Ford Motor Credit Co.:
4,000,000	6.625%, notes, due 6/16/08	3,758,175
2,875,000	0%, notes, due 4/15/12‡	2,878,183
	General Motors Acceptance Corp.:
1,197,000	6.15%, bonds, due 4/5/07	1,174,719
1,197,000	5.85%, senior unsubordinated notes due 1/14/09	1,125,447
4,142,000	7.75%, notes, due 1/19/10	4,073,528
674,000	7.25%, notes, due 3/2/11	644,426
		13,654,478
Finance - Investment Bankers/Brokers - 0.3%
1,093,000	BCP Crystal Holdings Corp., 9.625% senior subordinated notes, due 6/15/14	1,202,300
Finance - Other Services - 0.6%
2,103,000	Alamosa Delaware, Inc., 8.50% senior notes, due 1/31/12	2,252,839
539,000	Madison River Capital LLC/Madison River Finance Corp., 13.25% senior notes, due 3/1/10	563,255
		2,816,094
Food - Diversified - 1.8%
3,719,000	Chiquita Brands International, Inc., 8.875% senior notes, due 12/1/15	3,421,480
1,899,000	Doane Pet Care Co., 10.625% senior subordinated notes, due 11/15/15	2,316,780
	Dole Food Company, Inc.:
325,000	8.625%, senior notes, due 5/1/09‡	320,938
575,000	7.25%, company guaranteed notes due 6/15/10	537,625
2,023,000	Wornick Co., 10.875% secured notes, due 7/15/11	2,093,805
		8,690,628
Food - Meat Products - 0.6%
1,615,000	National Beef Packing Company LLC, 10.50% senior notes, due 8/1/11‡	1,627,112
1,226,000	Pierre Foods, Inc., 9.875% senior subordinated notes, due 7/15/12	1,273,508
		2,900,620
Food - Wholesale/Distribution - 0.1%
	Roundy's Supermarket, Inc.:
200,860	7.72%, bank loan, due 10/27/11‡	203,371
199,856	7.87%, bank loan, due 10/27/11‡	202,354
		405,725
Gambling - Non-Hotel - 1.4%
1,399,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	1,454,960
	Pinnacle Entertainment, Inc.:
836,919	6.93%, bank loan, due 12/14/11‡	839,011
2,103,000	8.25%, senior subordinated notes due 3/15/12	2,197,635
2,023,000	River Rock Entertainment Authority, 9.75% senior notes, due 11/1/11	2,179,783
		6,671,389

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 25

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Gas - Distribution - 0.2%
	Colorado Interstate Gas Co.:
$684,000	5.95%, senior notes, due 3/15/15	$647,038
400,000	6.80%, senior notes, due 11/15/15 (144A)	400,291
		1,047,329
Health Care Cost Containment - 0.6%
2,693,000	Team Health, Inc., 11.25% senior subordinated notes due 12/1/13 (144A)§	2,773,790
Hotels and Motels - 0.2%
799,000	Starwood Hotels & Resorts Worldwide, Inc. 7.875%, company guaranteed notes due 5/1/12‡	858,925
Independent Power Producer - 1.7%
1,700,000	AES China Generating Company, Ltd. 8.25%, bonds, due 6/26/10	1,706,686
	NRG Energy, Inc.:
973,405	6.82%, bank loan, due 9/30/12‡	983,548
221,929	6.97938%, bank loan, due 9/30/12‡	223,964
4,098,000	7.375%, company guaranteed notes due 2/1/16	4,133,858
1,300,000	Reliant Energy, Inc., 6.75% secured notes, due 12/15/14	1,183,000
		8,231,056
Machinery - Construction and Mining - 0.3%
1,549,000	Terex Corp., 10.375% company guaranteed notes, due 4/1/11	1,630,323
Machinery - Farm - 0.4%
1,574,000	Case New Holland, Inc., 9.25% company guaranteed notes, due 8/1/11	1,672,375
Medical - Hospitals - 1.0%
	HCA, Inc.:
1,399,000	5.75%, senior notes, due 3/15/14	1,298,517
1,499,000	6.50%, bonds, due 2/15/16	1,441,325
1,137,000	Tenet Healthcare Corp., 9.50% senior notes, due 2/1/15 (144A)‡	1,159,740
1,049,000	Triad Hospitals, Inc., 7.00% senior subordinated notes, due 11/15/13	1,024,086
		4,923,668
Medical - Outpatient and Home Medical Care - 0.2%
1,149,000	CRC Health Corp., 10.75% senior subordinated notes due 2/1/16 (144A)§	1,180,598
Metal - Aluminum - 0.8%
3,874,000	Novelis, Inc., 7.50% senior notes, due 2/15/15 (144A)‡,§	3,757,780
Metal - Diversified - 0.5%
2,013,000	Earle M. Jorgensen Co., 9.75% secured notes, due 6/1/12	2,174,040
Metal Products - Fasteners - 0.7%
3,321,000	FastenTech, Inc., 12.50% company guaranteed notes, due 5/1/11‡	3,387,420
Miscellaneous Manufacturing - 0.5%
	Nutro Products, Inc.:
724,820	0%, bank loan, due 4/26/13‡	731,619
30,000	0%, senior notes, due 10/15/13 (144A)‡	30,600
1,380,000	10.75%, senior subordinated notes due 4/15/14 (144A)	1,428,300
		2,190,519

Shares or Principal Amount		Value
Multimedia - 0.4%
$1,924,000	LBI Media, Inc., 10.125% company guaranteed notes, due 7/15/12	$2,068,300
Non-Hazardous Waste Disposal - 1.1%
350,000	Allied Waste Industries, Inc., 9.25% debentures, due 5/1/21	371,000
	Allied Waste North America, Inc.:
1,686,000	6.375%, secured notes, due 4/15/11	1,652,280
1,075,000	7.875%, senior notes, due 4/15/13	1,118,000
2,000,000	7.25%, senior notes, due 3/15/15	2,035,000
		5,176,280
Office Automation and Equipment - 0.4%
	Xerox Corp.:
1,171,000	6.875%, senior notes, due 8/15/11	1,190,029
592,000	6.40%, senior unsecured notes, due 3/15/16	576,460
		1,766,489
Office Supplies and Forms - 1.5%
7,251,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	6,888,450
Oil - Field Services - 0.3%
699,000	Hornbeck Offshore Services, Inc., 6.125% senior notes, due 12/1/14	672,788
1,000,000	Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes due 3/18/12 (144A)§	910,000
		1,582,788
Oil Companies - Exploration and Production - 1.6%
850,000	Cheseapeake Energy Corp., 6.505% senior notes, due 8/15/17 (144A)	811,750
1,049,000	Encore Acquisition Co., 6.25% senior subordinated notes, due 4/15/14	996,550
1,788,000	Energy Partners, Ltd., 8.75% company guaranteed notes, due 8/1/10	1,828,230
2,302,000	Forest Oil Corp., 8.00% senior notes, due 6/15/08	2,373,937
675,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	720,563
700,000	Swift Energy Co., 9.375% senior subordinated notes, due 5/1/12	743,750
		7,474,780
Oil Field Machinery and Equipment - 0.3%
1,187,000	Dresser-Rand Group, Inc., 7.375% senior subordinated notes, due 11/1/14	1,213,708
Paper and Related Products - 3.2%
	Boise Cascade LLC:
1,800,000	7.475%, company guaranteed notes due 10/15/12‡	1,813,500
2,972,000	7.125%, company guaranteed notes due 10/15/14**	2,823,400
	Georgia Pacific Corporation, Inc.:
4,085,057	6.88%, bank loan, due 12/20/12‡	4,105,808
193,530	6.97938%, bank loan, due 12/20/12‡	194,513
317,727	7.88%, bank loan, due 12/23/13‡	324,345
158,863	7.88%, bank loan, due 12/23/13‡	162,172
317,727	7.92%, bank loan, due 12/23/13‡	324,345
317,727	7.9575%, bank loan, due 12/23/13‡	324,345
317,727	8.02938%, bank loan, due 12/23/13‡	324,345

See Notes to Schedules of Investments and Financial Statements.

26 Janus Bond & Money Market Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Paper and Related Products - (continued)
$2,328,000	NewPage Corp., 12.00% senior subordinated notes, due 5/1/13	$2,525,880
	Rock-Tenn Co.:
699,000	8.20%, senior notes, due 8/15/11	695,505
1,748,000	5.625%, bonds, due 3/15/13	1,516,390
		15,134,548
Physician Practice Management - 0.5%
1,025,000	US Oncology Holdings, Inc., 9.26375% senior notes, due 3/15/15‡	1,040,375
999,000	US Oncology, Inc., 10.75% company guaranteed notes, due 8/15/14	1,117,631
		2,158,006
Pipelines - 5.3%
1,025,000	ANR Pipeline Co., 8.875% notes, due 3/15/10	1,088,038
1,024,000	Dynegy Holdings, Inc., 6.875% senior notes, due 4/1/11	983,040
	El Paso Corp.:
2,321,000	6.50%, debentures, due 6/1/08 (144A)§	2,309,395
1,200,000	7.625%, notes, due 9/1/08 (144A)§	1,221,000
1,648,000	6.375%, notes, due 2/1/09 (144A)§	1,627,400
984,000	7.00%, senior notes, due 5/15/11	981,540
2,267,000	9.6255%, debentures, due 5/15/12 (144A)§	2,505,035
1,891,000	7.42%, notes, due 2/15/37 (144A)§	1,784,631
1,026,000	El Paso Natural Gas Co., 7.625% senior notes, due 8/1/10	1,063,193
684,000	Holly Energy Partners L.P., 6.25% company guaranteed notes, due 3/1/15	644,670
2,828,000	Northwest Pipeline Corp., 8.125% company guaranteed notes, due 3/1/10	2,980,004
1,474,000	Southern Natural Gas Co., 8.875% unsubordinated notes, due 3/15/10	1,564,651
3,221,000	Transcontinental Gas Pipe Line Corp., 7.00% notes, due 8/15/11	3,337,760
1,795,000	TransMontaigne, Inc., 9.125% senior subordinated notes, due 6/1/10	1,934,113
1,022,000	Utilicorp Canada Finance Corp., 7.75% company guaranteed notes, due 6/15/11	1,057,770
		25,082,240
Private Corrections - 0.4%
	Corrections Corporation of America:
1,225,000	7.50%, senior notes, due 5/1/11	1,240,312
675,000	6.25%, company guaranteed notes due 3/15/13	642,938
		1,883,250
Publishing - Newspapers - 0.7%
3,525,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)§	3,445,688
Publishing - Periodicals - 2.5%
1,174,000	CBD Media Holdings LLC, 9.25% senior notes, due 7/15/12	1,197,480
675,000	CBD Media, Inc., 8.625% company guaranteed notes, due 6/1/11	685,125
3,674,000	Dex Media, Inc., 8.00% notes, due 11/15/13	3,770,443
	Primedia, Inc.:
1,716,000	10.12375%, senior notes, due 5/15/10‡	1,754,610
4,650,000	8.875%, company guaranteed notes due 5/15/11	4,475,624
		11,883,282

Shares or Principal Amount		Value
Racetracks - 0.2%
$1,048,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15	$1,029,660
Recycling - 0.3%
1,374,000	Aleris International, Inc., 10.375% secured notes, due 10/15/10	1,507,965
REIT - Health Care - 0.4%
1,924,000	Senior Housing Properties Trust, 8.625% senior notes, due 1/15/12	2,106,780
REIT - Hotels - 0.4%
2,172,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15	2,101,410
Rental Auto/Equipment - 0.1%
525,000	Hertz Corp., 8.875% senior notes, due 1/1/14 (144A)	557,813
Resorts and Theme Parks - 0.5%
2,581,000	Six Flags, Inc., 8.875% senior notes, due 2/1/10	2,587,453
Retail - Computer Equipment - 0.8%
		GSC Holdings Corp.:
225,000	8.865% company guaranteed notes
	due 10/1/11 (144A)‡	232,031
3,374,000	8.00% company guaranteed notes
	due 10/1/12 (144A)	3,378,218
		3,610,249
Retail - Drug Store - 1.5%
	Jean Coutu Group, Inc.:
2,473,000	7.625%, senior notes, due 8/1/12	2,429,723
3,347,000	8.50%, senior subordinated notes due 8/1/14	3,137,812
1,722,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15	1,691,865
		7,259,400
Retail - Miscellaneous/Diversified - 0.3%
1,005,000	Eye Care Centers of America, Inc., 10.75% company guaranteed notes, due 2/15/15	1,010,025
675,000	Harry & David Operations Corp., 9.82% company guaranteed notes, due 3/1/12‡	642,938
		1,652,963
Retail - Propane Distribution - 0.7%
696,000	Amerigas Partners L.P., 7.25% senior unsecured notes, due 5/20/15	692,520
	Ferrellgas Partners L.P.:
2,073,000	8.75%, senior notes, due 6/15/12	2,093,730
699,000	6.75%, senior notes, due 5/1/14	671,040
		3,457,290
Retail - Regional Department Stores - 0.3%
1,349,000	Bon-Ton Stores, Inc., 10.25% senior notes, due 3/15/14 (144A)	1,288,295
Retail - Restaurants - 1.4%
2,846,000	Friendly Ice Cream Corp., 8.375% senior notes, due 6/15/12	2,540,055
1,024,000	Landry's Restaurants, Inc., 7.50% company guaranteed notes, due 12/15/14	983,040
1,349,000	Restaurant Co., 10.00% senior unsecured notes, due 10/1/13	1,268,060

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 27

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Retail - Restaurants - (continued)
$1,979,000	VICORP Restaurants, Inc., 10.50% senior notes, due 4/15/11	$1,850,365
		6,641,520
Rubber - Tires - 1.9%
	Goodyear Tire & Rubber Co.:
2,498,000	8.50%, notes, due 3/15/07	2,532,348
2,599,000	7.857%, notes, due 8/15/11	2,560,015
3,874,000	9.00%, senior notes, due 7/1/15	3,990,220
		9,082,583
Satellite Telecommunications - 1.5%
	INTELSAT Bermuda, Ltd.:
750,000	8.50%, senior notes, due 1/15/13	764,063
3,375,000	6.50%, notes, due 11/1/13	2,649,374
1,374,000	8.625%, company guaranteed notes due 1/15/15‡	1,428,960
1,350,000	INTELSAT Subsidiary Holding Company, Ltd. 9.61375%, company guaranteed
	notes, due 1/15/12‡	1,370,250
675,000	PanAmSat Corp., 9.00% company guaranteed notes, due 8/15/14	709,594
		6,922,241
Semiconductor Equipment - 0.1%
675,000	Sensata Technologies B.V., 8.00% senior notes, due 5/1/14 (144A)	678,375
Special Purpose Entity - 2.1%
1,106,000	American Commercial Lines LLC, 9.50% company guaranteed notes, due 2/15/15	1,219,365
	CCM Merger, Inc.:
354,901	6.80%, bank loan, due 7/21/12‡	356,587
141,961	6.85%, bank loan, due 7/21/12‡	142,635
1,335,494	6.96475%, bank loan, due 7/21/12‡	1,341,837
1,574,000	8.00%, notes, due 8/1/13 (144A)	1,526,779
1,675,000	Festival Fun Parks LLC, 10.875% senior notes, due 4/15/14 (144A)	1,695,937
1,297,000	K&F Acquisition, Inc., 7.75% company guaranteed notes, due 11/15/14	1,326,183
	Vanguard Health Holding Company II LLC:
1,334,186	6.95%, bank loan, due 9/23/11‡	1,352,944
1,150,000	9.00%, senior subordinated notes due 10/1/14	1,187,375
		10,149,642
Specified Purpose Acquisition Company - 0.2%
1,141,375	Solar Capital Corp., 7.215% bank loan, due 1/5/13‡	1,153,839
Steel - Producers - 0.5%
2,275,000	AK Steel Corp., 7.75% company guaranteed notes, due 6/15/12	2,303,438
Telecommunication Equipment - 0.3%
1,648,000	Eschelon Operating Co., 8.375% company guaranteed notes, due 3/15/10	1,582,080
Telecommunication Services - 0.4%
1,348,000	Time Warner Telecom Holdings, Inc., 9.25% company guaranteed notes, due 2/15/14	1,435,620
675,000	US WEST Communications, Inc., 5.625% notes, due 11/15/08	664,875
		2,100,495

Shares or Principal Amount		Value
Telephone - Integrated - 3.0%
	Cincinnati Bell, Inc.:
$350,000	7.25%, company guaranteed notes due 7/15/13	$357,000
1,024,000	8.375%, senior subordinated notes due 1/15/14	1,047,040
513,000	Hawaiian Telcom Communications, Inc. 9.75%, senior notes, due 5/1/13 (144A)§	530,955
	Level 3 Financing, Inc.:
2,025,000	10.75%, company guaranteed notes due 10/15/11	2,090,813
1,350,000	12.25%, senior notes, due 3/15/13 (144A)	1,444,500
1,198,000	Qwest Communications International, Inc.
	7.50%, company guaranteed notes due 2/15/14	1,206,985
	Qwest Corp.:
2,671,000	7.875%, senior notes, due 9/1/11	2,801,211
4,183,000	8.875%, notes, due 3/15/12‡	4,580,384
		14,058,888
Textile - Products - 0.2%
699,000	Invista, Inc., 9.25% notes, due 5/1/12 (144A)	746,183
Textile-Home Furnishings - 0.3%
1,674,000	Mohawk Industries, Inc., 6.125% senior unsecured notes, due 1/15/16	1,644,474
Theaters - 0.5%
2,124,000	AMC Entertainment, Inc., 11.00%
	company guaranteed notes due 2/1/16 (144A)	2,304,540
Transportation - Marine - 0.7%
450,000	H-Lines Finance Holding Corp., 0% senior discount notes, due 4/1/13	382,500
1,463,000	Horizon Lines LLC, 9.00% company guaranteed notes, due 11/1/12	1,523,349
1,348,000	Ship Finance International, Ltd., 8.50% senior notes, due 12/15/13	1,263,750
		3,169,599
Transportation - Railroad - 0.3%
	TFM S.A. de C.V.:
1,100,000	9.375%, senior notes, due 5/1/12	1,182,500
350,000	12.50%, senior notes, due 6/15/12	387,625
		1,570,125
Total Corporate Bonds (cost $452,815,317)		454,281,317
Preferred Stock - 2.1%
Airlines - 0.6%
79,100	Continental Airlines, Inc., 6.00%	2,570,750
Containers - Metal and Glass - 0%
2,925	Owens-Illinois, Inc., convertible, 4.75%#	101,644
Independent Power Producer - 0.8%
14,750	NRG Energy, Inc., convertible, 5.75%	3,648,781
Non-Hazardous Waste Disposal - 0.6%
6,880	Allied Waste Industries, Inc. convertible, 6.25%#	2,648,180
REIT - Hotels - 0.1%
23,465	Strategic Hotels & Resorts, Inc. 8.50% (144A)§	596,159
Total Preferred Stock (cost $8,660,650)		9,565,514

See Notes to Schedules of Investments and Financial Statements.

28 Janus Bond & Money Market Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Warrants - 0.2%
Casino Services - 0.2%
166,722	Progressive Gaming Corp. - expires 8/15/08ß,ºº (cost $167)	$1,018,671
Other Securities - 0.2%
952,325	State Street Navigator Securities Lending Prime Portfolio† (cost $952,325)	952,325
Time Deposit - 0.5%
$2,500,000	ING Financial, ETD 4.86%, 5/1/06 (cost $2,500,000)	2,500,000
Total Investments (total cost $464,928,459) – 98.6%		468,317,827
Cash, Receivables and Other Assets, net of Liabilities – 1.4%		6,662,517
Net Assets – 100%		$474,980,344

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$10,093,083	2.2%
Canada	22,581,690	4.8%
Mexico	1,570,125	0.3%
Netherlands	1,245,110	0.3%
Singapore	1,000,960	0.2%
United Kingdom	2,303,750	0.5%
United States††	429,523,109	91.7%
Total	$468,317,827	100.0%

††Includes Short-Term Securities and Other Securities (91.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 29

Janus Short-Term Bond Fund (unaudited)

Ticker: JASBX

Fund Snapshot

This conservative bond fund looks for investments that can provide a modest return while minimizing risk.

Gibson Smith

portfolio manager

Economic and Performance Overview

Fixed-income markets remained volatile in the period ended April 30, 2006, as investors speculated as to when the Federal Reserve's tightening campaign would come to an end and renewed their focus on the rising energy and commodity prices. Specifically, oil grabbed the attention of investors as it crossed levels not seen since the hurricanes hit the Gulf last year. There was also considerable attention paid to the global central banks, with new speculation that the end of the global liquidity cycle was near. The Federal Reserve (Fed) raised interest rates four times during the period. The European Central Bank followed the Fed's lead and hiked rates, and the Japanese Central Bank indicated that its zero interest rate policy was coming to an end. The trend in interest rates was higher around the globe.

In the credit markets, concerns about management actions that favor stockholders over bondholders – such as share buybacks and dividend increases – eased somewhat. As a result, credit markets were firm with spreads unchanged with tighter and lower-quality credit significantly outperforming in the quarter.

At the beginning of the year the consensus was that the U.S. economy was going to lose momentum, fostered by higher energy prices and 14 consecutive rate hikes by the Fed since June 30, 2004. Interest rates declined in the first three weeks of 2006, and the yield curve, measured by the difference between 30-year Treasuries and 2-year Treasuries, inverted (an infrequent event where the 2-year Treasury yields more than the 30-year Treasury). In light of the consensus, the Fed continued its tightening campaign by raising the Fed Funds target rate twice during the first quarter of 2006, taking it to 4.75%. By the end of January, the consensus started to shift as economic growth and inflationary expectations began to rise. This led to an increase in the entire term structure of interest rates and a steepening of the curve. The yield on the 5-year Treasury note staged a significant move in the period, rising by 47 basis points, and the 2-year Treasury and 10-year Treasury were both up over 48 basis points.

The global economic data pointed toward signs of continued strength, while job growth remained robust and tightening labor markets pushed the unemployment rate below 4.7%. Manufacturing was robust during the period, and the U.S. service sector continued to show signs of strength.

Oil exceeded $70 a barrel during the period, levels not seen since the hurricanes hit the Gulf region, and commodity prices continued their march higher with copper, sugar and gold all hitting near-term highs within the period. Overall strength in commodities led to rising inflation expectations and forced many to question the state of the economy.

The housing market continues to be a focal point, as any signs of slowing demand could weigh on the overall consumption patterns within the domestic economy.

Based on concerns in the credit markets around shareholder-friendly activity and potential balance sheet destruction by "Corporate America," credit spreads remained firm throughout the period, with the lowest-quality segment of the market significantly outperforming. The credit markets remain focused on the automotive sector, with a keen eye toward General Motors (GM). The tone of the automotive sector changed by the day due to speculation around the sale of General Motors Acceptance Corporation (GMAC) (GM's automotive finance division). Discussions with the UAW around benefits and their pensions, bankruptcy, and potential strikes all led to increased volatility. In light of the volatility in the automotive sector, the rest of the market traded tighter in spread. The non-investment grade market (high-yield) traded significantly tighter in the period. Investors returned to the high-yield and bank loan markets in search of higher yields and returns less sensitive to interest rates.

Against this backdrop, I stuck with our disciplined strategy and focused on the current interest rate environment, paying very close attention to the downside risk in the market while scouring the credit markets for companies that are committed to improving their financial metrics. For the six-month period ended April 30, 2006, Janus Short-Term Bond Fund posted a 1.67% gain, outperforming the 1.50% increase of its benchmark, the Lehman Brothers Government/Credit 1-3 Year Index.

Strategy in this Environment

Entering 2006, I was impressed with the apparently unending strength in the economy and became skeptical of the consensus view that the global economy was slowing. Yet, after significant rate increases from the Fed, it seems clear that policymakers are close to ending their tightening campaign. In light of this, I remained concerned with the rising commodity prices, climbing energy prices, tightening labor markets and rising inflationary expectations. My biggest concern remains that input price pressure could ultimately be passed on to the end consumer and that the tightening labor markets could potentially fuel wage increases, further pressuring inflation expectations. While we have seen an increase in overall pricing, the core gauges of inflation remain very well contained.

I managed Janus Short-Term Bond Fund to a duration that was shorter than the Fund's benchmark. I achieved the shorter duration positioning by swapping many of the securities with maturities longer than three years into shorter-maturity bonds, and by adding floating-rate securities (corporate bonds and bank loans) that are traditionally less sensitive to moves in interest rates.

30 Janus Bond & Money Market Funds April 30, 2006

(unaudited)

I continue to maintain a significant portion of the portfolio in U.S. Treasury notes and hold a small allocation in U.S. Treasury inflation-protected securities (TIPS). During the period, I continued to reduce the overall holdings in investment-grade credit, opting for exposure to lower-rated bank loans and high-yield bonds. This strategy has helped increase the overall yield in the portfolio, reduce the interest rate sensitivity, and diversify the credit risk away from the very tight investment grade market and toward more credit-specific names that we believe are focused on improving their credit profiles.

Detractors and Contributors to Fund Performance

Due to the large percentage of the Fund invested in U.S. Treasury notes, the largest detractors from performance were U.S. Treasuries with longer maturities. On the positive side, our lower-rated holdings outperformed in the period. Our positions in automotive companies, Ford and GMAC, performed well versus some of our other treasury holdings. Despite the concerns around the future of GM and Ford, the companies' liquidity profiles remain very strong, with large cash positions on their balance sheets and management teams focused on turning around the operations. Our holdings in energy producer, Williams, also performed well with higher energy prices leading to solid operating metrics at the company. Freescale Semiconductor, the semiconductor producer spun out of Motorola last year, was another solid contributor. The company was upgraded to investment grade status by Standard & Poor's ratings agency in February and we expect ratings agencies Fitch and Moody's to follow suit, as the company has a very large cash balance and continues to concentrate on its balance sheet.

Looking Ahead

Going forward, I intend to maintain a short duration positioning versus the benchmark in the interest of preserving capital in the rising rate environment. I am watching the global economy and the Fed very closely, and if I see any indications of the economy slowing or the Fed ending its tightening campaign, I will reconsider the duration positioning of the Fund. I will continue to monitor the spread relationship between the 2-year U.S. Treasury and the target Federal Funds rate as a good gauge of market expectations. I will also continue to monitor the credit markets for opportunities. Wider spreads should present the opportunity for us to increase our weighting in credit in the Fund. In the meantime, I will continue to concentrate on individual companies that are focused on improving their credit metrics. I am very fortunate to have a very strong team behind me that is dedicated to uncovering opportunities for our shareholders. We continue our commitment to disciplined, detailed, in-depth credit research, relying on our bottom-up fundamental research within the credit universe.

Thank you for your continued investment in Janus Short-Term Bond Fund.

Janus Short-Term Bond Fund At a Glance

Fund Profile

April 30, 2006
Weighted Average Maturity	1.7 Years
Average Modified Duration*	1.1 Years
30-Day Current Yield**
With Reimbursement	4.56%
Without Reimbursement	4.07%
Weighted Average Fixed Income Credit Rating	AAA
Number of Bonds/Notes	68

*A theoretical measure of price volatility

**Yield will fluctuate

Ratings† Summary – (% of Net Assets)

April 30, 2006
AAA	74.2%
AA	2.8%
A	2.4%
BBB	5.3%
BB	7.5%
B	1.1%
Other	6.7%

†Rated by Standard & Poor's

Significant Areas of Investment – (% of Net Assets)	Asset Allocation – (% of Net Assets)
As of April 30, 2006	As of April 30, 2006

Janus Bond & Money Market Funds April 30, 2006 31

Janus Short-Term Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended April 30, 2006

	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*
Janus Short-Term Bond Fund	1.67%	2.43%		3.11%		4.89%		4.66%
Lehman Brothers Government/ Credit 1-3 Year Index	1.50%	2.25%		3.64%		5.09%		5.08	%**
Lipper Quartile	N/A	2	nd	2	nd	1	st	2	nd
Lipper Ranking - based on total return for Short Investment Grade Debt Funds	N/A***	68/228		63/129		13/66		11/25

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

* The Fund's inception date – September 1, 1992

** The Lehman Brothers Government/Credit 1-3 Year Index's since inception returns are calculated from August 31, 1992.

*** The Fund's fiscal year-to-date Lipper ranking is not available.

See "Explanations of Charts, Tables and Financial Statements."

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yields and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund will invest at least 80% of its assets in the type of securities described by its name.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,016.70	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

*Expenses are equal to the annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

32 Janus Bond & Money Market Funds April 30, 2006

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Corporate Bonds - 24.6%
Automotive - Truck Parts and Equipment - Original - 0.2%
$344,534	Lear Corp., 0% bank loan, due 4/25/12‡	$344,965
Beverages - Non-Alcoholic - 1.1%
2,000,000	Bottling Group LLC, 2.45% senior notes, due 10/16/06	1,973,706
Cable Television - 1.5%
	CSC Holdings, Inc.:
332,905	6.74%, bank loan, due 3/30/13‡	334,060
499,357	6.67%, bank loan, due 3/30/13‡	501,090
332,905	6.58%, bank loan, due 3/30/13‡	334,060
1,525,000	Lenfest Communications, Inc., 10.50% senior subordinated notes, due 6/15/06	1,532,579
		2,701,789
Cellular Telecommunications - 0.4%
725,000	Rogers Wireless Communications, Inc. 7.61625%, secured notes, due 12/15/10‡	746,750
Computer Services - 0.3%
456,375	Affiliated Computer Services, Inc. 6.42938%, bank loan, due 8/20/13‡	459,798
Dialysis Centers - 0.3%
	Fresenius Medical Care AG & Co.:
302,457	6.4031%, bank loan, due 3/31/11‡	302,329
70,573	6.3544%, bank loan, due 3/31/11‡	70,544
131,065	6.3544%, bank loan, due 3/31/11‡	131,010
		503,883
Diversified Financial Services - 2.0%
3,520,000	General Electric Capital Corp., 3.50% notes, due 8/15/07	3,445,049
Electric - Integrated - 2.8%
4,615,000	FirstEnergy Corp., 5.50%, notes due 11/15/06**	4,614,653
550,000	TXU Corp., 6.375%, senior notes due 6/15/06	550,520
		5,165,173
Electronic Components - Semiconductors - 0.7%
1,125,000	Freescale Semiconductor, Inc., 7.35% senior notes, due 7/15/09‡	1,150,313
Finance - Auto Loans - 3.2%
	Ford Motor Credit Co.:
1,025,000	6.625%, notes, due 6/16/08	963,033
2,830,000	0%, notes, due 4/15/12‡	2,833,132
2,000,000	General Motors Acceptance Corp., 4.50% notes, due 7/15/06	1,985,417
		5,781,582
Finance - Investment Bankers/Brokers - 1.7%
3,010,000	Citigroup, Inc., 3.50% notes, due 2/1/08**	2,922,517
Food - Wholesale/Distribution - 0.1%
	Roundy's Supermarket, Inc.:
49,904	7.87%, bank loan, due 10/27/11‡	50,528
50,155	7.72%, bank loan, due 10/27/11‡	50,781
		101,309
Independent Power Producer - 1.5%
	NRG Energy, Inc.:
485,240	6.97938%, bank loan, due 9/30/12‡	489,690
2,128,309	6.82%, bank loan, due 9/30/12‡	2,150,486
		2,640,176

Shares or Principal Amount		Value
Miscellaneous Manufacturing - 0.2%
$275,012	Nutro Products, Inc., 0% bank loan, due 4/26/13‡	$277,592
Oil Companies - Integrated - 2.0%
2,000,000	BP Capital Markets PLC, 2.75% company guaranteed notes, due 12/29/06	1,970,487
1,560,000	ConocoPhillips, 0% company guaranteed notes, due 4/11/07‡	1,559,443
		3,529,930
Paper and Related Products - 1.2%
	Georgia Pacific Corporation, Inc.:
73,379	6.97938%, bank loan, due 12/20/12‡	73,752
1,548,893	6.88%, bank loan, due 12/20/12‡	1,556,762
120,470	8.02938%, bank loan, due 12/23/13‡	122,979
120,470	7.9575%, bank loan, due 12/23/13‡	122,979
120,470	7.92%, bank loan, due 12/23/13‡	122,979
120,470	7.88%, bank loan, due 12/23/13‡	122,979
60,235	7.88%, bank loan, due 12/23/13‡	61,489
		2,183,919
Pipelines - 1.5%
1,610,000	Enterprise Products Operating L.P., 4.00% senior notes, due 10/15/07	1,573,290
985,000	Williams Companies, Inc., 6.53625% notes, due 10/1/10 (144A)‡,§	1,012,088
		2,585,378
Reinsurance - 1.9%
3,445,000	Berkshire Hathaway, Inc., 3.375% notes, due 10/15/08	3,300,872
Retail - Computer Equipment - 0.2%
260,000	GameStop Holdings Corp., 8.865%
	company guaranteed notes due 10/1/11 (144A)‡	268,125
Specified Purpose Acquisition Company - 0.3%
471,438	Solar Capital Corp., 7.215% bank loan, due 1/5/13‡	476,586
Telecommunication Services - 0.4%
750,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	732,995
Telephone - Integrated - 0.6%
1,100,000	Mountain States Telephone & Telegraph Co. 6.00%, debentures, due 8/1/07	1,100,000
Transportation - Railroad - 0.5%
735,000	TFM S.A. de C.V., 12.50% senior notes, due 6/15/12	814,013
Total Corporate Bonds (cost $43,611,285)		43,206,420
U.S. Government Agencies - 4.4%
1,665,000	Federal Home Loan Bank System, 3.75% due 5/15/07	1,640,889
6,215,000	Freddie Mac, 3.625%, due 9/15/06	6,179,618
Total U.S. Government Agencies (cost $7,874,531)		7,820,507
U.S. Treasury Notes - 65.9%
	U.S. Treasury Notes:
425,000	2.50%, due 9/30/06	420,700
1,330,000	2.50%, due 10/31/06#	1,314,103
2,342,000	3.50%, due 11/15/06#	2,323,704
305,000	3.00%, due 12/31/06#	301,056
3,574,043	3.375%, due 1/15/07ÇÇ,#	3,616,205
8,115,000	3.125%, due 1/31/07	8,005,634

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 33

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
U.S. Treasury Notes - (continued)
$6,225,000	3.75%, due 3/31/07#	$6,158,131
11,190,000	3.625%, due 4/30/07#	11,047,507
2,980,000	3.125%, due 5/15/07	2,925,871
1,610,000	3.875%, due 7/31/07#	1,589,749
15,455,000	2.75%, due 8/15/07#	15,039,647
185,000	4.00%, due 9/30/07#	182,731
12,000,000	4.25%, due 10/31/07#	11,888,904
8,645,000	3.00%, due 11/15/07#	8,403,882
9,260,000	4.375%, due 1/31/08#	9,180,058
1,580,000	4.625%, due 2/29/08#	1,572,841
9,848,000	4.625%, due 3/31/08#	9,802,227
990,000	3.75%, due 5/15/08#	968,654
2,850,000	4.375%, due 11/15/08#	2,815,601
13,770,000	4.50%, due 2/15/09#	13,634,448
2,540,000	4.00%, due 6/15/09#	2,474,913
2,337,000	3.50%, due 8/15/09#	2,238,956
Total U.S. Treasury Notes (cost $116,986,980)		115,905,522
Floating Rate Note - 1.9%
1,312,425	California Infrastructure and Economic Development Bank Industrial Revenue Series B, 1.20%, 4/1/24	1,312,425
1,335,450	Cunat Capital Corp., Series 1998-A 5.21%, 12/1/28	1,335,450
755,000	Unicredito Italiano Bank of Ireland 4.85875%, 3/9/11	755,000
Total Floating Rate Note (amortized cost $3,402,875)		3,402,875
Other Securities - 25.5%
44,872,848	State Street Navigator Securities Lending Prime Portfolio† (cost $44,872,848)	44,872,848
Time Deposit - 2.1%
$3,700,000	ING Financial, ETD 4.86% due 5/1/06 (cost $3,700,000)	3,700,000
Total Investments (total cost $220,448,519) – 124.4%		218,908,172
Liabilities, net of Cash, Receivables and Other Assets – (24.4)%		(42,951,120)
Net Assets – 100%		$175,957,052

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$746,750	0.3%
Mexico	814,013	0.4%
United Kingdom	1,970,487	0.9%
United States††	215,376,922	98.4%
Total	$218,908,172	100.0%

††Includes Short-Term Securities and Other Securities (76.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

34 Janus Bond & Money Market Funds April 30, 2006

Janus Money Market Funds (unaudited)

Ticker: JAMXX

Janus Money Market Fund Average Annual Total Return For the Periods Ended April 30, 2006	Portfolio Managers Sharon Pichler J. Eric Thorderson
Investor Shares
Fiscal Year-to-Date	1.95%
1 Year	3.42%
5 Year	1.83%
10 Year	3.54%
Since Inception (February 14, 1995)	3.74%
Institutional Shares
Fiscal Year-to-Date	2.16%
1 Year	3.86%
5 Year	2.26%
10 Year	3.99%
Since Inception (April 14, 1995)	4.16%
Service Shares
Fiscal Year-to-Date	2.04%
1 Year	3.60%
5 Year	2.00%
Since Inception (November 22, 1996)	3.64%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	4.32%
Without Reimbursement	4.22%
Institutional Shares:
With Reimbursement	4.74%
Without Reimbursement	4.57%
Service Shares:
With Reimbursement	4.49%
Without Reimbursement	4.32%

Ticker: JATXX

Janus Tax-Exempt Money Market Fund Average Annual Total Return For the Periods Ended April 30, 2006	Portfolio Manager Sharon Pichler
Investor Shares
Fiscal Year-to-Date	1.27%
1 Year	2.26%
5 Year	1.28%
10 Year	2.25%
Since Inception (February 14, 1995)	2.37%
Institutional Shares
Fiscal Year-to-Date	1.48%
1 Year	2.69%
5 Year	1.71%
10 Year	2.69%
Since Inception (April 14, 1995)	2.79%
Service Shares
Fiscal Year-to-Date	1.35%
1 Year	2.43%
5 Year	1.46%
Since Inception (November 22, 1996)	2.39%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	3.11%
Without Reimbursement	3.01%
Institutional Shares:
With Reimbursement	3.52%
Without Reimbursement	3.26%
Service Shares:
With Reimbursement	3.28%
Without Reimbursement	3.10%

Ticker: JAGXX

Janus Government Money Market Fund Average Annual Total Return For the Periods Ended April 30, 2006	Portfolio Managers J. Eric Thorderson Jeanine Morroni
Investor Shares
Fiscal Year-to-Date	1.91%
1 Year	3.36%
5 Year	1.77%
10 Year	3.45%
Since Inception (February 14, 1995)	3.65%
Institutional Shares
Fiscal Year-to-Date	2.14%
1 Year	3.82%
5 Year	2.23%
10 Year	3.91%
Since Inception (April 14, 1995)	4.09%
Service Shares
Fiscal Year-to-Date	2.01%
1 Year	3.56%
5 Year	1.97%
Since Inception (November 22, 1996)	3.57%
Seven-Day Current Yield
Investor Shares:
With Reimbursement	4.25%
Without Reimbursement	4.13%
Institutional Shares:
With Reimbursement	4.70%
Without Reimbursement	4.48%
Service Shares:
With Reimbursement	4.45%
Without Reimbursement	4.23%

Data presented represents past performance, which is no guarantee of future results. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

See "Explanations of Charts, Tables and Financial Statements."

Income may be subject to state or local taxes and to a limited extent certain federal tax.

The yield more closely reflects the current earnings of each Money Market Fund than the total return.

Total return includes reinvestment of dividends and capital gains.

Janus Capital Management LLC has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund's yields and total returns would have been lower.

See Notes to Schedules of Investments and Financial Statements.

The Funds will invest at least 80% of their net assets in the type of securities described by their name.

Janus Bond & Money Market Funds April 30, 2006 35

Janus Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,019.50	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

*Expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,021.60	$0.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$0.90

*Expenses are equal to the annualized expense ratio of 0.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,020.40	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	$2.16

*Expenses are equal to the annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

36 Janus Bond & Money Market Funds April 30, 2006

Janus Government Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,019.10	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06

*Expenses are equal to the annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,021.40	$0.80
Hypothetical (5% return before expenses)	$1,000.00	$1,024.00	$0.80

*Expenses are equal to the annualized expense ratio of 0.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,020.10	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.06

*Expenses are equal to the annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Janus Bond & Money Market Funds April 30, 2006 37

Janus Tax-Exempt Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example - Investor Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,012.70	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

*Expenses are equal to the annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Institutional Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,014.80	$1.10
Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10

*Expenses are equal to the annualized expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

Expense Example - Service Shares	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,013.50	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41

*Expenses are equal to the annualized expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual or voluntary waivers by Janus Capital.

38 Janus Bond & Money Market Funds April 30, 2006

Janus Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Principal Amount		Value
Certificates of Deposit - 16.1%
$50,000,000	ABN Amro Bank N.V., Chicago 4.945%, 2/2/07	$50,000,000
	Calyon, New York:
30,000,000	4.00%, 7/19/06	29,998,735
18,000,000	4.22%, 8/30/06	17,998,726
	Mitsubishi Trust and Bank:
50,000,000	4.73%, 5/15/06	50,000,000
50,000,000	4.925%, 5/22/06	50,000,000
35,000,000	5.03%, 6/26/06	35,000,000
50,000,000	Natexis Banques Populaires, New York 5.00%, 2/5/07	50,000,000
	Norinchunkin Bank, New York:
35,000,000	4.84%, 5/8/06	35,000,000
35,000,000	4.79%, 5/25/06	35,000,000
50,000,000	4.96%, 6/9/06	50,000,000
45,000,000	5.00%, 6/19/06	45,000,000
50,000,000	Royal Bank of Canada, New York 4.06%, 7/25/06	50,000,000
25,000,000	Royal Bank of Scotland, New York 4.175%, 9/22/06	25,000,480
	Shinkin Central Bank:
30,000,000	4.75%, 5/8/06	30,000,000
40,000,000	4.775%, 5/10/06	40,000,000
50,000,000	Skandinaviska Enskilda Bank, New York 5.27%, 4/11/07	50,002,296
50,000,000	Societe Generale, New York 3.80%, 6/14/06	50,000,000
60,000,000	Sumitomo Mitsui, New York 4.89%, 5/17/06	60,000,000
	Sumitomo Trust and Bank:
50,000,000	4.73%, 5/10/06	50,000,000
55,000,000	4.73%, 5/11/06	55,000,000
50,000,000	Toronto Dominion Bank, New York 3.75%, 5/11/06	50,000,000
Total Certificates of Deposit (cost $908,000,237)		908,000,237
Commercial Paper - 21.6%
35,000,000	Bavaria TRR Corp. 4.94%, 5/24/06 (Section 4(2))	34,889,536
19,000,000	BTM Capital Corp. 4.93%, 6/5/06	18,908,932
	G Street Finance Corp.:
35,000,000	4.82%, 5/8/06 (144A)§	34,967,197
15,493,000	4.89%, 5/19/06 (144A)§	15,455,120
30,000,000	4.93%, 6/9/06 (144A)§	29,839,775
30,000,000	4.98%, 7/7/06 (144A)§	29,721,950
40,000,000	Gotham Funding Corp. 4.82%, 5/11/06 (Section 4(2))	39,946,444
	Klio Funding Corp.:
87,924,000	4.66%, 5/9/06 (144A)	87,832,838
25,943,000	4.67%, 5/12/06 (144A)	25,905,981
50,000,000	4.90%, 5/22/06 (144A)	49,857,083
25,000,000	4.75%, 5/26/06 (144A)	24,917,535
	Klio II Funding Corp.:
50,000,000	4.905%, 5/22/06 (144A)	49,856,938
35,000,000	4.94%, 5/25/06 (144A)	34,884,733
50,000,000	Klio III Funding Corp. 4.88%, 5/18/06 (144A)	49,884,778
	La Fayette Asset Securitization LLC:
50,000,000	4.86%, 5/15/06 (Section 4(2))	49,905,500
25,000,000	4.87%, 5/16/06 (Section 4(2))	24,949,271
48,670,000	4.965%, 6/15/06 (Section 4(2))	48,367,942

Principal Amount		Value
Commercial Paper - (continued)
	Manhattan Asset Funding Company LLC:
$55,000,000	4.83%, 5/11/06 (Section 4(2))	$54,926,125
57,134,000	4.84%, 5/12/06 (Section 4(2))	57,049,505
23,800,000	4.99%, 6/29/06 (Section 4(2))	23,605,362
30,000,000	4.96%, 6/30/06 (Section 4(2))	29,752,000
30,100,000	Medical Building Funding IV LLC 5.06%, 5/22/06	30,011,155
	PB Finance (Delaware), Inc.:
43,500,000	4.69%, 5/17/06	43,409,327
22,000,000	4.935%, 6/12/06	21,873,335
	Scaldis Capital LLC:
50,000,000	4.865%, 5/15/06 (Section 4(2))	49,905,403
50,000,000	4.875%, 5/17/06 (Section 4(2))	49,891,667
	Thames Asset Global Securitization No. 1, Inc.:
75,599,000	4.675%, 6/5/06 (Section 4(2))	75,255,391
60,953,000	4.675%, 6/6/06 (Section 4(2))	60,668,045
50,000,000	Victory Receivables Corp. 4.86%, 5/15/06 (Section 4(2))	49,905,500
18,222,000	Whistlejacket Capital, Ltd. 4.97%, 6/20/06 (144A)	18,096,218
Total Commercial Paper (cost $1,214,440,586)		1,214,440,586
Floating Rate Notes – 23.2%
75,000,000	Ares VII CLO, Ltd., Class A-1A 4.765%, 5/8/15 (144A)§	75,000,000
169,000,000	Bank of America Securities LLC (same day put) 4.95%, 5/1/06	169,000,001
20,000,000	Dekabank, New York 5.09688%, 5/18/07 (144A)§	20,000,000
150,000,000	EMC Mortgage Corp. (same day put) 4.995%, 5/8/06	150,000,001
10,000,000	Harrier Finance Funding LLC 4.86125%, 12/15/06 (144A)	9,997,507
130,000,000	HSH Nordbank A.G., New York 4.95%, 6/22/07 (144A)	130,000,000
	Lehman Brothers, Inc.:
120,000,000	(90 day put) 5.025%, 4/5/27ß	120,000,000
45,000,000	(same day put) 4.995%, 4/17/27	45,000,000
50,000,000	Natexis Banques Populaires, New York 4.88125%, 6/15/07 (144A)	49,994,795
32,975,194	Park Place Securities Trust, 2004-MM1 AM3, 4.99938%, 2/25/35 (144A)§	32,975,194
101,250,000	Putnam Structured Product Funding
	2003-1 LLC, Class A-15, 4.92125% 10/15/38 (144A)	101,250,000
27,000,000	Standard Chartered Bank, New York 4.88688%, 6/16/06	26,998,683
75,000,000	Unicredito Italiano Bank of Ireland 4.85875%, 5/9/07	75,000,000
75,000,000	Union Hamilton Special 4.93%, 6/21/06 (144A)	75,000,000
150,000,000	Westdeutsche Landesbank A.G. New York 4.88875%, 6/8/07	150,000,000
77,600,000	Whistlejacket Capital, Ltd. 4.8825%, 11/27/06 (144A)	77,582,326
Total Floating Rate Notes (cost $1,307,798,507)		1,307,798,507

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 39

Janus Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Principal Amount		Value
Repurchase Agreements – 23.8%
$169,000,000	Citigroup Global Markets, Inc., 5.045% dated 4/28/06, maturing 5/1/06 to be repurchased at $169,071,050 collateralized by $195,009,809 in Credit Enhanced Mortgage Loans 0.001% - 8.62%, 5/31/30 - 3/15/36 with a value of $188,145,226	$169,000,000
169,000,000	Credit Suisse First Boston LLC, 4.975% dated 4/28/06, maturing 5/1/06 to be repurchased at $169,070,065 collateralized by $344,679,975 in Asset Backed Securities; 0% - 10.00%, 10/15/10 - 2/27/36 $47,616,000 in Collateralized Mortgage Obligations; 0.04%, 12/12/44; with respective values of $177,223,056 and $221,272	169,000,000
169,000,000	Deutsche Bank Securities, Inc., 4.985% dated 4/28/06, maturing 5/1/06 to be repurchased at $169,070,205 collateralized by $181,210,956 in Collateralized Mortgage Obligations 4.367% - 6.0311%, 9/15/19 - 5/10/43 with a value of $172,380,000	169,000,000
131,000,000	Goldman Sachs & Co., 4.975% dated 4/28/06, maturing 5/1/06 to be repurchased at $131,054,310 collateralized by $137,414,965 in Asset Backed Securities 0% - 8.95938%, 7/27/10 - 2/25/46 with a value of $137,550,001	131,000,000
119,000,000	IXIS Financial Products, Inc., 4.975% dated 4/28/06, maturing 5/1/06 to be repurchased at $119,049,335 collateralized by $305,724,292 in Collateralized Mortgage Obligations 4.95502% - 5.629%, 11/25/41 - 9/25/45 with a value of $121,430,322	119,000,000
169,000,000	J.P. Morgan Securities, Inc., 4.985% dated 4/28/06, maturing 5/1/06 to be repurchased at $169,070,205 collateralized by $175,765,000 in Corporate Notes 4.50% - 9.50%, 2/01/09 - 3/01/46 with a value of $177,451,485	169,000,000
119,000,000	Royal Bank of Canada, 4.945% dated 4/28/06, maturing 5/1/06 to be repurchased at $119,049,038 collateralized by $121,982,643 in Commercial Paper 0%, 5/30/06 - 6/1/06 with a value of $121,380,001	119,000,000
196,600,000	UBS Financial Services, Inc., 4.885% dated 4/28/06, maturing 5/1/06 to be repurchased at $196,680,033 collateralized by $339,442,858 in U.S. Government Agencies 5.00% - 10.00%, 9/15/18 - 2/15/36 with a value of $200,536,159	196,600,000

Principal Amount		Value
Repurchase Agreements - (continued)
$100,000,000	Wachovia Capital Markets LLC, 4.950% dated 4/28/06, maturing 5/1/06 to be repurchased at $100,041,250 collateralized by $1,275,024,383 in Collateralized Mortgage Obligations 0.066695% - 6.00125%, 3/15/14 - 7/15/42 with a value of $102,609,405	$100,000,000
Total Repurchase Agreements (cost $1,341,600,000)		1,341,600,000
Short-Term Corporate Notes - 1.3%
	K2 (USA) LLC:
25,000,000	4.645%, 10/30/06 (144A)	25,000,000
50,000,000	4.835%, 1/23/07 (144A)	50,000,000
Total Short-Term Corporate Notes (cost $75,000,000)		75,000,000
Taxable Variable Rate Demand Notes - 8.3%
11,650,000	Arbor Properties, Inc., Series 2004 4.98%, 11/1/24	11,650,000
18,670,000	Breckenridge Terrace LLC 5.05%, 5/1/39	18,670,000
32,610,000	Cambridge-Plano Partners 5.01%, 10/1/28	32,610,000
10,250,000	City of Irondale, AL 4.98%, 10/1/35	10,250,000
16,025,000	Colorado Natural Gas, Inc., Series 2004 5.05%, 7/1/32	16,025,000
32,600,000	Cook County, Illinois, Series A 5.02%, 11/1/23	32,600,000
	Cornerstone Funding Corp. I:
9,770,000	Series 2003C, 5.04%, 4/1/13	9,770,000
7,132,000	Series 2005A, 5.04%, 5/1/25	7,132,000
21,664,000	Series 2004C, 5.04%, 1/1/30	21,664,000
10,884,000	Series 2003E, 5.04%, 7/1/30	10,884,000
11,200,000	Series 2003B, 4.99%, 12/1/30	11,200,000
12,715,000	Custom Window Systems 5.10%, 11/1/26	12,715,000
2,400,000	First United Pentecostal 5.10%, 3/1/23	2,400,000
6,070,000	FJM Properties-Wilmar 5.01%, 10/1/24	6,070,000
15,980,000	HHH Supply and Investment Co. 4.86%, 7/1/29	15,980,000
15,255,000	Hillcrest Medical Plaza 4.95%, 9/1/23	15,255,000
13,002,000	Holston Medical Group 5.10%, 1/1/13	13,002,000
4,940,000	J&E Land Company 5.03%, 6/1/23	4,940,000
7,200,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project), Series A 5.10%, 9/1/09	7,200,000
20,675,000	Louisiana Health Systems Corp. Revenue Series B, 4.99%, 10/1/22	20,675,000
10,285,000	Medical Clinic Board, Mobile, AL 5.01%, 9/1/11	10,285,000
18,570,000	Mississippi Business Finance Corp. 5.10%, 12/1/22	18,570,000
3,870,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue, (Surgical Center) 4.98%, 3/1/24	3,870,000
10,500,000	Nautical Transport LLC 5.10%, 6/1/16	10,500,000

See Notes to Schedules of Investments and Financial Statements.

40 Janus Bond & Money Market Funds April 30, 2006

Schedule of Investments (unaudited)

As of April 30, 2006

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$30,700,000	Olympic Club, California Revenue Series 2002, 5.04%, 10/1/32	$30,700,000
10,000,000	Patrick Schaumburg Automobiles, Inc. 5.00%, 7/1/08 (144A)§	10,000,000
14,150,000	Phenix City Taxable Water and Sewer 5.00%, 8/15/29	14,150,000
10,500,000	Racetrac Capital LLC, Series 1998-A 4.90%, 4/1/18	10,500,000
25,000,000	Rehau, Inc. 5.34%, 10/1/19	25,000,000
5,570,000	Ron Investments, Ltd. 5.01%, 3/1/19	5,570,000
26,300,000	Shoosmith Brothers, Inc. 4.90%, 3/1/15	26,300,000
19,025,000	Timber Ridge County Affordable Housing Corporation, Series 2003, 5.10%, 12/1/32	19,025,000
4,375,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project), 5.04%, 1/1/25	4,375,000
Total Taxable Variable Rate Demand Notes (cost $469,537,000)		469,537,000
Time Deposits - 5.6%
147,300,000	Dexia CLF Finance Co., ETD 4.85%, 5/1/06	147,300,000
167,000,000	ING Financial, ETD 4.86%, 5/1/06	167,000,000
Total Time Deposits (cost $314,300,000)		314,300,000
Total Investments (total cost $5,630,676,330) – 99.9%		5,630,676,330
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		7,692,072
Net Assets – 100%		$5,638,368,402

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 41

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Principal Amount		Value
U.S. Government Agency Floating Rate Notes - 12.4%
	Fannie Mae:
$10,000,000	4.66531%, 5/22/06	$9,999,654
3,400,000	4.72%, 9/7/06	3,399,180
13,500,000	4.805%, 9/21/06	13,496,580
5,000,000	4.80538%, 12/22/06	4,998,097
5,000,000	4.79%, 6/21/07	4,997,779
	Federal Farm Credit Bank:
10,000,000	4.76%, 9/29/06	9,998,773
3,000,000	4.75063%, 1/3/07	3,000,311
5,000,000	4.895%, 7/11/07	4,998,458
	Federal Home Loan Bank System:
2,000,000	4.70%, 6/1/06	1,999,886
10,000,000	4.716%, 6/2/06	9,999,430
10,000,000	4.77%, 6/13/06	9,999,182
10,000,000	4.57%, 8/2/06	9,998,445
2,200,000	4.77%, 12/13/06	2,199,775
	Freddie Mac:
5,400,000	4.83%, 12/27/06	5,398,118
15,000,000	4.80%, 6/19/07	14,995,025
7,144,049	5.00%, 1/15/42	7,144,049
Total U.S. Government Agency Floating Rate Notes (cost $116,622,742)		116,622,742
U.S. Government Agency Notes - 11.4%
	Fannie Mae:
5,000,000	3.535%, 5/30/06	4,985,762
5,000,000	3.71%, 6/30/06	4,969,083
5,042,000	4.50%, 9/29/06	4,946,832
5,000,000	4.49%, 12/1/06	4,866,547
5,000,000	4.665%, 1/26/07	4,825,063
5,000,000	4.777%, 2/23/07	4,802,285
5,000,000	4.89%, 3/30/07	4,773,838
	Freddie Mac:
10,000,000	3.82%-3.98%, 7/25/06	9,907,917
5,000,000	4.045%, 8/15/06	4,940,449
5,000,000	3.908%, 8/22/06	4,938,666
5,000,000	4.14%, 9/19/06	4,918,925
5,000,000	4.875%, 10/3/06	4,895,052
10,000,000	4.263%-4.88%, 10/17/06	9,785,393
5,000,000	4.41%, 11/1/06	4,887,300
10,000,000	4.48%-4.545%, 1/9/07	9,682,872
5,000,000	4.735%, 2/16/07	4,808,627
5,000,000	4.90%, 3/5/07	5,000,000
5,000,000	4.805%, 3/6/07	4,793,785
5,000,000	4.97%, 4/3/07	4,767,376
Total U.S. Government Agency Notes (cost $107,495,772)		107,495,772

Principal Amount		Value
Repurchase Agreements - 76.3%
$150,000,000	Bear Sterns & Company, Inc., 4.925% dated 4/28/06, maturing 5/1/06 to be repurchased at $150,061,563 collateralized by $413,372,165 in U.S. Government Agencies 0% - 12.00%, 11/25/35 - 5/25/36 with a value of $153,000,219	$150,000,000
175,000,000	Credit Suisse First Boston LLC, 4.925% dated 4/28/06, maturing 5/1/06 to be repurchased at $175,071,823 collateralized by $814,793,742 in U.S. Government Agencies 0% - 13.48979%, 5/25/17 - 5/25/36 with a value of $178,502,163	175,000,000
200,600,000	Fortis Bank N.V., 4.85% dated 4/28/06, maturing 5/1/06 to be repurchased at $200,681,076 collateralized by $250,253,698 in U.S. Government Agencies 5.048% - 7.125%, 2/15/23 - 10/25/35 with a value of $204,612,234	200,600,000
100,000,000	HSBC Securities (USA), Inc., 4.850% dated 4/28/06, maturing 5/1/06 to be repurchased at $100,040,417 collateralized by $105,664,460 in U.S. Government Agencies 5.50% - 10.44%, 4/25/17 - 5/25/36 with a value of $102,004,602	100,000,000
92,500,000	Lehman Brothers, Inc., 4.885% dated 4/28/06, maturing 5/1/06 to be repurchased at $92,537,655 collateralized by $562,355,050 in U.S. Government Agencies 0% - 3.79%, 5/18/28 - 11/01/35 with a value of $94,350,446	92,500,000
Total Repurchase Agreements (cost $718,100,000)		718,100,000
Total Investments (total cost $942,218,514) – 100.1%		942,218,514
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(671,182)
Net Assets – 100%		$941,547,332

See Notes to Schedules of Investments and Financial Statements.

42 Janus Bond & Money Market Funds April 30, 2006

Janus Tax-Exempt Money Market Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Principal Amount		Value
Municipal Securities – 99.1%
Arizona - 0.4%
$300,000	Arizona State University, System Revenue Bonds, Series A Variable Rate, 3.80%, 7/1/34	$300,000
California - 0.5%
400,000	Los Angeles Regional Airport Improvements Corp. Lease Revenue, (Sublease - L.A. International) Variable Rate, 3.79%, 12/1/25	400,000
Colorado - 38.4%
900,000	Arvada, Colorado Variable Rate, 3.55%, 11/1/20	900,000
1,555,000	Aurora, Colorado, Centretech Metropolitan District, Series A Variable Rate, 3.45%, 12/1/28ß	1,555,000
3,000,000	Brighton Crossing Metropolitan District No.4, Variable Rate, 3.95%, 12/1/34	3,000,000
	Colorado Educational and Cultural Facilities Authority Revenue:
7,000,000	(California Baptist University Project) Variable Rate, 3.90%, 9/1/35	7,000,000
725,000	(Charter School-James Irwin) Variable Rate, 3.80%, 9/1/34	725,000
1,990,000	Commerce City, Colorado, Northern Infrastructure General Improvement District, Variable Rate, 3.85%, 12/1/31	1,990,000
	Ebert Metropolitan District Securitization Trust:
4,000,000	Series 2004-S1 Variable Rate, 3.95%, 12/1/34	4,000,000
1,300,000	Series 2005-S1 Variable Rate, 3.95%, 12/1/09	1,300,000
1,000,000	Four Mile Ranch Metropolitan District No. 1, Colorado Variable Rate, 3.50%, 12/1/35	1,000,000
2,750,000	NBC Metropolitan District, Colorado Variable Rate, 3.90%, 12/1/30	2,750,000
2,000,000	Summit County, Colorado, School District RE-1, Tax Anticipation Notes 3.50%, 6/30/06	2,001,697
3,215,000	Triview, Colorado, Metropolitan District Variable Rate, 3.375%, 11/21/23	3,215,000
		29,436,697
Georgia - 2.6%
2,000,000	Atlanta, Georgia, Subordinate Lien Tax Allocation Bonds, (Atlantic Station Project) Variable Rate, 3.90%, 12/1/24	2,000,000
Illinois - 22.9%
2,500,000	Chicago, Illinois, Tax Increment, Series B Variable Rate, 3.87%, 12/1/14	2,500,000
	Illinois Development Finance Authority Revenue:
8,025,000	(Illinois Central College) Series A, Variable Rate, 3.99%, 6/1/33	8,025,000
2,900,000	(Shelby Memorial Hospital Association, Inc.) Series B-1, Variable Rate, 3.89%, 10/1/29	2,900,000
1,275,000	(St. Anthony's Health Center), Program E-1 Variable Rate, 3.89%, 10/1/29	1,275,000
2,835,000	Illinois Health Facilities Authority Revenue (Blessing Hospital), (FSA Insured)
	Series B, Variable Rate, 3.84%, 11/15/29	2,835,000
		17,535,000

Principal Amount		Value
Indiana - 1.4%
$1,100,000	Logansport, Indiana, Economic Development Revenue, (Modine Manufacturing Co.) Variable Rate, 3.87%, 1/1/08	$1,100,000
Iowa - 8.5%
5,250,000	Buffalo, Iowa, Pollution Control Revenue (LaFarge Corp.), Series B Variable Rate, 4.05%, 10/1/10	5,250,000
1,275,000	Iowa Finance Authority Small Business Development Revenue, (Terrace Center Association) Variable Rate, 3.95%, 3/1/22	1,275,000
		6,525,000
Kansas - 1.6%
1,200,000	Salina, Kansas, Revenue, (Salina Central Mall - Dillards) Variable Rate, 4.00%, 12/1/14	1,200,000
Minnesota - 3.5%
1,170,000	St. Paul, Minnesota, Housing and Redevelopment Authority Revenue (Goodwill/Easter Seals) Variable Rate, 3.95%, 8/1/25	1,170,000
1,500,000	Stillwater, Minnesota, Private School Facilities Revenue, (Catholic Finance
	Corporation Project)
	Variable Rate, 3.95%, 12/1/22	1,500,000
		2,670,000
Nebraska - 2.5%
1,900,000	Norfolk, Nebraska, Industrial Development Revenue, (Supervalu, Inc.)
	Variable Rate, 3.92%, 11/1/14	1,900,000
Nevada - 2.5%
1,900,000	Clark County, Nevada, Economic Development Revenue, (Lutheran Secondary School Association) Variable Rate, 4.00%, 2/1/30	1,900,000
Oklahoma - 1.0%
800,000	Oklahoma City, Oklahoma, Industrial and Cultural Facilities Trust Revenue (Oklahoma Christian College) Variable Rate, 3.98%, 7/1/15	800,000
Pennsylvania - 2.5%
1,900,000	Washington County, Pennsylvania Hospital Authority Revenue Variable Rate, 2.80%, 7/1/31	1,900,000
Texas - 10.8%
4,675,000	Alamo Heights, Texas, Higher Education Facilities Corp. Revenue, (University of the Incarnate Word) Variable Rate, 3.90%, 4/1/19	4,675,000
3,615,000	State of Texas, (Tax and Revenue Anticipation Notes), 4.50%, 8/31/06	3,630,274
		8,305,274
Total Investments (total cost $75,971,971) – 99.1%		75,971,971
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		703,602
Net Assets – 100%		$76,675,573

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 43

Statements of Assets and Liabilities – Bond Funds

As of April 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund
Assets:
Investments at cost(1)	$102,805	$975,498	$464,928	$220,449
Investments at value(1)	$101,843	$954,069	$468,318	$218,908
Cash	18	411	830	318
Receivables:
Investments sold	–	7,364	8,391	3,785
Fund shares sold	17	599	471	151
Dividends	–	–	2	–
Interest	1,510	8,373	9,942	1,876
Due from adviser	47	–	–	–
Other assets	2	9	7	2
Total Assets	103,437	970,825	487,961	225,040
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	–	147,008	952	44,873
Investments purchased	523	8,447	10,738	3,853
Fund shares repurchased	126	1,236	570	223
Dividends and distributions	47	248	279	15
Advisory fees	43	351	231	21
Transfer agent fees and expenses	23	179	103	45
Non-interested Trustees' fees and expenses	4	4	4	4
Accrued expenses	30	187	104	49
Forward currency contracts	–	40	–	–
Total Liabilities	796	157,700	12,981	49,083
Net Assets	$102,641	$813,125	$474,980	$175,957
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$106,472	$848,219	$497,540	$180,025
Undistributed net investment income/(loss)*	–	513	109	46
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(2,869)	(14,139)	(26,058)	(2,574)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	(962)	(21,468)	3,389	(1,540)
Total Net Assets	$102,641	$813,125	$474,980	$175,957
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,844	87,839	49,239	61,386
Net Asset Value Per Share	$6.91	$9.26	$9.65	$2.87

*See Note 4 in Notes to Financial Statements.

(1)  Investments at cost and value include $144,078,547, $933,173 and $43,976,837 of securities loaned for Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund, respectively (Note 1).

See Notes to Financial Statements.

44 Janus Bond & Money Market Funds April 30, 2006

Statements of Operations - Bond Funds

For the six-month period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Federal Tax-Exempt Fund	Janus Flexible Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund
Investment Income:
Interest	$2,421	$21,480	$19,905	$3,688
Securities lending income	–	160	2	26
Dividends	–	288	135	–
Total Investment Income	2,421	21,928	20,042	3,714
Expenses:
Advisory fees	269	2,246	1,504	595
Transfer agent fees and expenses	127	1,001	567	244
Registration fees	23	17	33	11
Postage and mailing expenses	6	35	22	5
Custodian fees	2	32	11	7
Professional fees	11	18	13	11
Non-interested Trustees' fees and expenses	11	22	18	12
Printing expenses	11	56	33	16
Proxy expenses	16	133	68	31
Legal expenses	19	19	19	19
Other expenses	22	27	21	16
Non-recurring Costs (Note 2)	–	–	–	–
Cost assumed by Janus Capital Management LLC (Note 2)	–	–	–	–
Total Expenses	517	3,606	2,309	967
Expense and Fee Offset	(6)	(47)	(31)	(13)
Net Expenses	511	3,559	2,278	954
Less: Excess Expense Reimbursement	(215)	–	(60)	(359)
Net Expenses after Expense Reimbursement	296	3,559	2,218	595
Net Investment Income/(Loss)	2,125	18,369	17,824	3,119
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(742)	(5,553)	560	(1,577)
Net realized gain/(loss) from foreign currency transactions	–	303	–	–
Net realized gain/(loss) from futures contracts	–	85	–	–
Change in net unrealized appreciation or depreciation of investments and foreign currency	458	(7,209)	8,070	1,341
Payment from affiliate (Note 2)	–	2	1	1
Net Gain/(Loss) on Investments	(284)	(12,372)	8,631	(235)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,841	$5,997	$26,455	$2,884

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 45

Statements of Changes in Net Assets - Bond Funds

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund		Janus High-Yield Fund		Janus Short-Term Bond Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$2,125	$4,439	$18,369	$41,640	$17,824	$36,483	$3,119	$6,431
Net realized gain/(loss) from investment and foreign currency transactions	(742)	2,287	(5,250)	1,787	560	8,754	(1,577)	(579)
Net realized gain/(loss) from futures contracts	–	–	85	498	–	–	–	(113)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	458	(5,372)	(7,209)	(37,345)	8,070	(30,791)	1,341	(4,278)
Payment from affiliate (Note 2)	–	–	2	3	1	–	1	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,841	1,354	5,997	6,583	26,455	14,446	2,884	1,464
Dividends and Distributions to Shareholders:
Net investment income*	(2,125)	(4,439)	(19,745)	(44,124)	(17,824)	(36,483)	(3,098)	(6,425)
Net realized gain/(loss) from investment transactions*	–	–	–	–	–	–	–	(744)
Net Increase/(Decrease) from Dividends and Distributions	(2,125)	(4,439)	(19,745)	(44,124)	(17,824)	(36,483)	(3,098)	(7,169)
Capital Share Transactions:
Shares sold	4,995	14,125	50,659	113,495	43,928	167,717	15,241	39,948
Redemption fees	N/A	N/A	N/A	N/A	33	110	N/A	N/A
Reinvested dividends and distributions	1,813	3,858	17,954	40,301	15,930	32,817	2,976	6,871
Shares repurchased	(15,827)	(35,221)	(176,908)	(341,008)	(116,725)	(213,260)	(43,539)	(110,382)
Net Increase/(Decrease) from Capital Share Transactions	(9,019)	(17,238)	(108,295)	(187,212)	(56,834)	(12,616)	(25,322)	(63,563)
Net Increase/(Decrease) in Net Assets	(9,303)	(20,323)	(122,043)	(224,753)	(48,203)	(34,653)	(25,536)	(69,268)
Net Assets:
Beginning of Period	111,944	132,267	935,168	1,159,921	523,183	557,836	201,493	270,761
End of Period	$102,641	$111,944	$813,125	$935,168	$474,980	$523,183	$175,957	$201,493
Undistributed Net Investment Income/(Loss)*	$–	$–	$513	$1,889	$109	$109	$46	$24

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

46 Janus Bond & Money Market Funds April 30, 2006

Financial Highlights - Bond Funds

	Janus Federal Tax-Exempt Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$6.94		$7.12		$7.07		$7.05		$7.01		$6.74
Income from Investment Operations:
Net investment income/(loss)	.14		.26		.23		.26		.27		.31
Net gain/(loss) on securities (both realized and unrealized)	(.03)		(.18)		.05		.02		.04		.27
Total from Investment Operations	.11		.08		.28		.28		.31		.58
Less Distributions and Other:
Dividends (from net investment income)*	(.14)		(.26)		(.23)		(.26)		(.27)		(.31)
Distributions (from capital gains)*	–		–		–		–		–		–
Payment from affiliate	–		–	(1)	–		–		–		–
Total Distributions and Other	(.14)		(.26)		(.23)		(.26)		(.27)		(.31)
Net Asset Value, End of Period	$6.91		$6.94		$7.12		$7.07		$7.05		$7.01
Total Return**	1.54%		1.12	%(2)	4.07%		3.97%		4.56%		8.80%
Net Assets, End of Period (in thousands)	$102,641		$111,944		$132,267		$183,669		$230,077		$128,951
Average Net Assets for the Period (in thousands)	$108,548		$121,027		$151,433		$228,760		$148,070		$105,066
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.56	%(5)	0.56	%(5)	0.62	%(5)	0.65	%(5)	0.66	%(5)	0.68	%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.55%		0.55%		0.62%		0.65%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.95%		3.67%		3.30%		3.58%		3.83%		4.50%
Portfolio Turnover Rate***	99%		149%		52%		39%		58%		60%
	Janus Flexible Bond Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$9.41		$9.76		$9.74		$9.51		$9.49		$8.99
Income from Investment Operations:
Net investment income/(loss)	.20		.40		.46		.46		.49		.58
Net gain/(loss) on securities (both realized and unrealized)	(.14)		(.34)		.01		.21		.02		.50
Total from Investment Operations	.06		.06		.47		.67		.51		1.08
Less Distributions and Other:
Dividends (from net investment income)*	(.21)		(.41)		(.45)		(.44)		(.49)		(.58)
Distributions (from capital gains)*	–		–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–	(1)	–		–		–
Total Distributions and Other	(.21)		(.41)		(.45)		(.44)		(.49)		(.58)
Net Asset Value, End of Period	$9.26		$9.41		$9.76		$9.74		$9.51		$9.49
Total Return**	0.64	%(2)	0.60	%(2)	4.97	%(2)	7.12%		5.63%		12.41%
Net Assets, End of Period (in thousands)	$813,125		$935,168		$1,159,921		$1,533,940		$1,585,108		$1,326,110
Average Net Assets for the Period (in thousands)	$881,230		$1,037,336		$1,288,903		$1,731,995		$1,347,054		$1,147,222
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.83%		0.78%		0.85%		0.83%		0.81%		0.79%
Ratio of Net Expenses to Average Net Assets***(3)	0.81%		0.77%		0.85%		0.83%		0.81%		0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.20%		4.01%		4.27%		4.47%		5.24%		6.33%
Portfolio Turnover Rate***	120	%(6)	174	%(6)	149%		163%		243%		284%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year or period ended, Janus Capital and/or Janus Services Capital LLC ("Janus Services") fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  The ratio was 0.96% in 2006, 0.87% in 2005, 0.99% in 2004, 0.90% in 2003, 0.92% in 2002 and 1.05% in 2001 before waiver of certain fees incurred by the Fund.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123% in 2006 and 180% in 2005.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 47

Financial Highlights - Bond Funds (continued)

	Janus High-Yield Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003		2002		2001(1)
Net Asset Value, Beginning of Period	$9.48		$9.86		$9.55		$8.82		$9.28		$9.84
Income from Investment Operations:
Net investment income/(loss)	.34		.65		.67		.64		.65		.78
Net gain/(loss) on securities (both realized and unrealized)	.17		(.38)		.31		.72		(.46)		(.57)
Total from Investment Operations	.51		.27		.98		1.36		.19		.21
Less Distributions and Other:
Dividends (from net investment income)*	(.34)		(.65)		(.67)		(.64)		(.65)		(.78	)(2)
Distributions (from capital gains)*	–		–		–		–		–		–
Redemption fees	–	(3)	–	(3)	–	(3)	.01		–	(3)	.01
Payment from affiliate	–	(4)	–	(4)	–		–		–		–
Total Distributions and Other	(.34)		(.65)		(.67)		(.63)		(.65)		(.77)
Net Asset Value, End of Period	$9.65		$9.48		$9.86		$9.55		$8.82		$9.28
Total Return**	5.50	%(5)	2.76	%(5)	10.62%		16.00%		1.97%		2.23%
Net Assets, End of Period (in thousands)	$474,980		$523,183		$557,836		$768,033		$573,388		$409,366
Average Net Assets for the Period (in thousands)	$496,968		$548,993		$582,992		$842,175		$490,524		$382,153
Ratio of Gross Expenses to Average Net Assets***(6)(7)	0.91	%(8)	0.88%		0.96%		0.95%		0.96%		1.03%
Ratio of Net Expenses to Average Net Assets***(6)	0.90%		0.87%		0.96%		0.95%		0.96%		0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.23%		6.65%		6.96%		6.90%		7.02%		8.04%
Portfolio Turnover Rate***	124%		102%		133%		203%		161%		358%
	Janus Short-Term Bond Fund
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$2.87		$2.94		$2.97		$2.93		$2.97		$2.86
Income from Investment Operations:
Net investment income/(loss)	.05		.08		.08		.08		.10		.14
Net gain/(loss) on securities (both realized and unrealized)	–		(.06)		.01		.04		(.04)		.11
Total from Investment Operations	.05		.02		.09		.12		.06		.25
Less Distributions and Other:
Dividends (from net investment income)*	(.05)		(.08)		(.08)		(.08)		(.10	)(2)	(.14)
Distributions (from capital gains)*	–		(.01)		(.04)		–		–		–
Payment from affiliate	–	(4)	–	(4)	–		–		–		–
Total Distributions and Other	(.05)		(.09)		(.12)		(.08)		(.10)		(.14)
Net Asset Value, End of Period	$2.87		$2.87		$2.94		$2.97		$2.93		$2.97
Total Return**	1.67	%(5)	0.65	%(5)	2.94%		4.12%		2.22%		9.50%
Net Assets, End of Period (in thousands)	$175,957		$201,493		$270,761		$366,037		$492,557		$523,600
Average Net Assets for the Period (in thousands)	$187,558		$233,536		$299,461		$456,695		$499,807		$284,977
Ratio of Gross Expenses to Average Net Assets***(6)(7)	0.65	%(9)	0.65	%(9)	0.65	%(9)	0.65	%(9)	0.65	%(9)	0.66	%(9)
Ratio of Net Expenses to Average Net Assets***(6)	0.64%		0.64%		0.65%		0.65%		0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.35%		2.75%		2.64%		2.68%		3.55%		4.70%
Portfolio Turnover Rate***	142%		97%		110%		238%		164%		201%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Certain prior year amounts have been reclassified to conform with current year presentation.

(2)  Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  See "Explanations of Charts, Tables and Financial Statements."

(7)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(8)  The ratio was 0.94% in 2006 before waiver of certain fees incurred by the fund.

(9)  The ratio was 1.04% in 2006, 0.97% in 2005, 1.00% in 2004, 0.91% in 2003, 0.88% in 2002 and 0.98% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

48 Janus Bond & Money Market Funds April 30, 2006

Statements of Assets and Liabilities - Money Market Funds

As of April 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Assets:
Investments at amortized cost	$4,289,076	$224,119	$75,972
Repurchase agreements	1,341,600	718,100	–
Cash	193	56	91
Receivables:
Fund shares sold	4,257	142	372
Interest	18,906	1,035	442
Total Assets	5,654,032	943,452	76,877
Liabilities:
Payables:
Fund shares repurchased	3,854	246	152
Dividends and distributions	10,513	1,440	5
Advisory fees	461	79	7
Administrative services fees – Investor Shares	537	70	31
Administrative services fees – Institutional Shares	281	27	–
Administrative services fees – Service Shares	2	6	–
Service fees – Service Shares	6	29	–
Professional fees	10	6	2
Non-interested Trustees' fees and expenses	–	2	4
Total Liabilities	15,664	1,905	201
Net Assets	$5,638,368	$941,547	$76,676
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$5,638,368	$941,547	$76,695
Undistributed net realized gain/(loss) from investments*	–	–	(19)
Total Net Assets	$5,638,368	$941,547	$76,676
Net Assets – Investor Shares	$1,305,586	$171,565	$74,016
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,305,586	171,565	74,031
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Institutional Shares	$4,308,458	$634,732	$2,650
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,308,458	634,735	2,654
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets – Service Shares	$24,324	$135,250	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,324	135,247	10
Net Asset Value Per Share	$1.00	$1.00	$1.00

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 49

Statements of Operations - Money Market Funds

For the six-month period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Money Market Fund	Janus Government Money Market Fund	Janus Tax-Exempt Money Market Fund
Investment Income:
Interest	$122,112	$18,727	$1,323
Total Investment Income	122,112	18,727	1,323
Expenses:
Advisory fees	5,416	844	83
Professional fees	17	10	9
Non-interested Trustees' fees and expenses	91	22	11
Administrative services fees - Investor Shares	3,283	439	198
Administrative services fees - Institutional Shares	3,057	398	2
Administrative services fees - Service Shares	20	103	–
Service fees – Service Shares	33	172	–
Non-recurring costs (Note 2)	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–
Total Expenses	11,917	1,988	303
Less: Excess Expense Reimbursement	(4,144)	(756)	(42)
Net Expenses after Expense Reimbursement	7,773	1,232	261
Net Investment Income/(Loss)	114,339	17,495	1,062
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	–	–	(8)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$114,339	$17,495	$1,054

See Notes to Financial Statements.

50 Janus Bond & Money Market Funds April 30, 2006

Statements of Changes in Net Assets - Money Market Funds

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005	Janus Money Market Fund		Janus Government Money Market Fund		Janus Tax-Exempt Money Market Fund
(all numbers in thousands)	2006	2005	2006	2005	2006	2005
Operations:
Net investment income/(loss)	$114,339	$167,870	$17,495	$22,819	$1,062	$2,393
Net realized gain/(loss) from investment transactions	–	4	–	2	(8)	(12)
Net Increase/(Decrease) in Net Assets Resulting from Operations	114,339	167,874	17,495	22,821	1,054	2,381
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(25,590)	(34,195)	(3,350)	(4,541)	(1,011)	(1,541)
Institutional Shares	(88,217)	(133,086)	(11,376)	(14,793)	(51)	(850)
Service Shares	(532)	(589)	(2,769)	(3,485)	–	(2)
Net realized gain from investment transactions*
Investor Shares	–	(1)	–	(1)	–	–
Institutional Shares	–	(3)	–	(1)	–	–
Service Shares	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(114,339)	(167,874)	(17,495)	(22,821)	(1,062)	(2,393)
Capital Share Transactions:
Shares sold
Investor Shares	418,485	816,551	28,715	72,199	20,900	47,929
Institutional Shares	15,355,633	31,608,314	2,495,941	5,039,102	13,980	61,356
Service Shares	32,061	67,543	392,828	725,906	–	10
Reinvested dividends and distributions
Investor Shares	25,070	33,426	3,292	4,447	981	1,503
Institutional Shares	28,272	55,423	3,872	4,379	41	820
Service Shares	185	260	902	1,037	–	3
Shares repurchased
Investor Shares	(498,966)	(1,077,784)	(46,803)	(114,369)	(33,658)	(71,010)
Institutional Shares	(14,713,465)	(36,149,295)	(2,382,728)	(4,910,599)	(13,370)	(109,557)
Service Shares	(34,771)	(66,684)	(387,566)	(740,717)	–	(401)
Net Increase/(Decrease) from Capital Share Transactions	612,504	(4,712,246)	108,453	81,385	(11,126)	(69,347)
Net Increase/(Decrease) in Net Assets	612,504	(4,712,246)	108,453	81,385	(11,134)	(69,359)
Net Assets:
Beginning of period	5,025,864	9,738,110	833,094	751,709	87,810	157,169
End of period	$5,638,368	$5,025,864	$941,547	$833,094	$76,676	$87,810

*See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 51

Financial Highlights - Money Market Funds

For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	Janus Money Market Fund
Investor Shares	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.01		.01		.02		.04
Net gains/(losses) on securities	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.02		.02		.01		.01		.02		.04
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)		(.01)		(.01)		(.02)		(.04)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.02)		(.02)		(.01)		(.01)		(.02)		(.04)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.95%		2.41%		0.75%		0.79%		1.53%		4.52%
Net Assets, End of Period (in thousands)	$1,305,586		$1,360,997		$1,588,804		$2,197,167		$3,041,637		$3,614,097
Average Net Assets for the Period (in thousands)	$1,324,077		$1,449,569		$1,790,472		$2,658,402		$3,180,307		$3,629,621
Ratio of Expenses to Average Net Assets***(2)(3)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)	0.60	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.90%		2.36%		0.74%		0.80%		1.53%		4.43%
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	Janus Government Money Market Fund
Investor Shares	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.01		.01		.01		.04
Net gains/(losses) on securities	–		–	(1)	–	(1)	–		–	(1)	–	(1)
Total from Investment Operations	.02		.02		.01		.01		.01		.04
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)		(.01)		(.01)		(.01)		(.04)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–	(1)	–	(1)
Total Distributions	(.02)		(.02)		(.01)		(.01)		(.01)		(.04)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.91%		2.34%		0.68%		0.72%		1.49%		4.47%
Net Assets, End of Period (in thousands)	$171,565		$186,361		$224,084		$313,691		$447,313		$471,335
Average Net Assets for the Period (in thousands)	$177,007		$198,231		$253,183		$388,077		$431,132		$402,844
Ratio of Expenses to Average Net Assets***(2)(3)	0.61	%(5)	0.61	%(5)	0.60	%(5)	0.60	%(5)	0.60	%(5)	0.60	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.82%		2.29%		0.66%		0.73%		1.48%		4.25%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.70% in 2006, 0.70% in 2005, 0.70% in 2004, 0.70% in 2003, 0.70% in 2002 and 0.70% in 2001 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.71% in 2006, 0.71% in 2005, 0.70% in 2004, 0.70% in 2003, 0.70% in 2002 and 0.70% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

52 Janus Bond & Money Market Funds April 30, 2006

For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Investor Shares	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.02		.01		.01		.01		.03
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–		–
Total from Investment Operations	.01		.02		.01		.01		.01		.03
Less Distributions:
Dividends (from net investment income)*	(.01)		(.02)		(.01)		(.01)		(.01)		(.03)
Distributions (from capital gains)*	–		–		–	(1)	–	(1)	–		–
Total Distributions	(.01)		(.02)		(.01)		(.01)		(.01)		(.03)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.27%		1.63%		0.59%		0.64%		1.09%		2.84%
Net Assets, End of Period (in thousands)	$74,016		$85,799		$107,386		$140,087		$187,272		$205,510
Average Net Assets for the Period (in thousands)	$79,979		$96,230		$120,544		$173,152		$192,498		$190,597
Ratio of Expenses to Average Net Assets***(2)(3)	0.65	%(4)	0.62	%(4)	0.61	%(4)	0.60	%(4)	0.60	%(4)	0.61	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.55%		1.60%		0.59%		0.65%		1.08%		2.79%
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	Janus Money Market Fund
Institutional Shares	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.03		.01		.01		.02		.05
Net gains/(losses) on securities	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.02		.03		.01		.01		.02		.05
Less Distributions:
Dividends (from net investment income)*	(.02)		(.03)		(.01)		(.01)		(.02)		(.05)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.02)		(.03)		(.01)		(.01)		(.02)		(.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.16%		2.84%		1.17%		1.22%		1.96%		4.96%
Net Assets, End of Period (in thousands)	$4,308,458		$3,638,018		$8,123,575		$9,141,167		$10,541,200		$13,268,612
Average Net Assets for the Period (in thousands)	$4,110,371		$5,028,377		$7,453,480		$10,403,767		$12,632,647		$10,427,053
Ratio of Expenses to Average Net Assets***(2)(3)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.33%		2.65%		1.17%		1.21%		1.95%		4.70%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.75% in 2006, 0.72% in 2005, 0.71% in 2004, 0.70% in 2003, 0.70% in 2002 and 0.71% in 2001 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.35% in 2006, 0.35% in 2005, 0.35% in 2004, 0.35% in 2003, 0.35% in 2002 and 0.35% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 53

Financial Highlights - Money Market Funds (continued)

For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	Janus Government Money Market Fund
Institutional Shares	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.03		.01		.01		.02		.05
Net gains/(losses) on securities	–		–	(1)	–	(1)	–		–	(1)	–	(1)
Total from Investment Operations	.02		.03		.01		.01		.02		.05
Less Distributions:
Dividends (from net investment income)*	(.02)		(.03)		(.01)		(.01)		(.02)		(.05)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–	(1)	–	(1)
Total Distributions	(.02)		(.03)		(.01)		(.01)		(.02)		(.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.14%		2.81%		1.13%		1.18%		1.95%		4.93%
Net Assets, End of Period (in thousands)	$634,732		$517,650		$384,769		$775,826		$1,274,650		$933,973
Average Net Assets for the Period (in thousands)	$535,278		$539,553		$610,052		$1,136,909		$1,250,675		$751,585
Ratio of Expenses to Average Net Assets***(2)(3)	0.16	%(4)	0.16	%(4)	0.15	%(4)	0.15	%(4)	0.15	%(4)	0.15	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.28%		2.74%		1.12%		1.17%		1.90%		4.72%
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Institutional Shares	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.02		.01		.01		.02		.03
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–		–
Total from Investment Operations	.01		.02		.01		.01		.02		.03
Less Distributions:
Dividends (from net investment income)*	(.01)		(.02)		(.01)		(.01)		(.02)		(.03)
Distributions (from capital gains)*	–		–		–	(1)	–	(1)	–		–
Total Distributions	(.01)		(.02)		(.01)		(.01)		(.02)		(.03)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.48%		2.06%		1.01%		1.07%		1.51%		3.27%
Net Assets, End of Period (in thousands)	$2,650		$2,001		$49,385		$73,039		$105,009		$136,557
Average Net Assets for the Period (in thousands)	$3,356		$43,135		$61,801		$101,230		$109,354		$61,859
Ratio of Expenses to Average Net Assets***(2)(3)	0.22	%(5)	0.20	%(5)	0.19	%(5)	0.18	%(5)	0.18	%(5)	0.19	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.06%		1.97%		1.01%		1.07%		1.51%		3.10%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.36% in 2006, 0.36% in 2005, 0.35% in 2004, 0.35% in 2003, 0.35% in 2002 and 0.35% in 2001 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.39% in 2006, 0.37% in 2005, 0.36% in 2004, 0.35% in 2003, 0.35% in 2002 and 0.36% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

54 Janus Bond & Money Market Funds April 30, 2006

For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	Janus Money Market Fund
Service Shares	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.03		.01		.01		.02		.05
Net gains/(losses) on securities	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total from Investment Operations	.02		.03		.01		.01		.02		.05
Less Distributions:
Dividends (from net investment income)*	(.02)		(.03)		(.01)		(.01)		(.02)		(.05)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–	(1)	–	(1)	–	(1)
Total Distributions	(.02)		(.03)		(.01)		(.01)		(.02)		(.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.04%		2.58%		0.92%		0.96%		1.70%		4.70%
Net Assets, End of Period (in thousands)	$24,324		$26,849		$25,731		$60,326		$98,643		$74,515
Average Net Assets for the Period (in thousands)	$26,391		$22,738		$36,421		$68,106		$80,774		$99,861
Ratio of Expenses to Average Net Assets***(2)(3)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.06%		2.59%		0.88%		0.95%		1.71%		4.62%
For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	Janus Government Money Market Fund
Service Shares	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.03		.01		.01		.02		.05
Net gains/(losses) on securities	–		–	(1)	–	(1)	–		–	(1)	–	(1)
Total from Investment Operations	.02		.03		.01		.01		.02		.05
Less Distributions:
Dividends (from net investment income)*	(.02)		(.03)		(.01)		(.01)		(.02)		(.05)
Distributions (from capital gains)*	–		–	(1)	–	(1)	–		–	(1)	–	(1)
Total Distributions	(.02)		(.03)		(.01)		(.01)		(.02)		(.05)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.01%		2.55%		0.88%		0.92%		1.69%		4.67%
Net Assets, End of Period (in thousands)	$135,250		$129,083		$142,856		$190,913		$173,292		$85,589
Average Net Assets for the Period (in thousands)	$138,637		$140,016		$164,773		$189,811		$118,192		$103,932
Ratio of Expenses to Average Net Assets***(2)(3)	0.41	%(5)	0.41	%(5)	0.40	%(5)	0.40	%(5)	0.40	%(5)	0.40	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.03%		2.49%		0.87%		0.91%		1.64%		4.57%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.60% in 2006, 0.60% in 2005, 0.60% in 2004, 0.60% in 2003, 0.60% in 2002 and 0.60% in 2001 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.61% in 2006, 0.61% in 2005, 0.60% in 2004, 0.60% in 2003, 0.60% in 2002 and 0.60% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds April 30, 2006 55

Financial Highlights - Money Market Funds (continued)

For a share outstanding during the six-month period ended April 30, 2006 (unaudited) and through each fiscal year ended October 31	Janus Tax-Exempt Money Market Fund
Service Shares	2006		2005		2004		2003		2002		2001
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.01		.02		.01		.01		.01		.03
Net gains/(losses) on securities	–	(1)	–	(1)	–	(1)	–	(1)	–		–
Total from Investment Operations	.01		.02		.01		.01		.01		.03
Less Distributions:
Dividends (from net investment income)*	(.01)		(.02)		(.01)		(.01)		(.01)		(.03)
Distributions (from capital gains)*	–		–		–	(1)	–	(1)	–		–
Total Distributions	(.01)		(.02)		(.01)		(.01)		(.01)		(.03)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	1.35%		1.80%		0.76%		0.81%		1.27%		3.02%
Net Assets, End of Period (in thousands)	$10		$10		$398		$91		$663		$10
Average Net Assets for the Period (in thousands)	$10		$185		$124		$233		$192		$10
Ratio of Expenses to Average Net Assets***(2)(3)	0.48	%(4)	0.46	%(4)	0.44	%(4)	0.43	%(4)	0.43	%(4)	0.43	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.73%		1.46%		0.88%		0.89%		1.21%		2.98%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Net gains/(losses) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  The ratio was 0.65% in 2006, 0.63% in 2005, 0.61% in 2004, 0.60% in 2003, 0.60% in 2002 and 0.60% in 2001 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

56 Janus Bond & Money Market Funds April 30, 2006

Notes to Schedules of Investments (unaudited)

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit 1-3 Year Index	The Lehman Brothers Government/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

Lehman Brothers High-Yield Bond Index	The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

Lehman Brothers Municipal Bond Index	The Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

Lipper General Municipal Debt Funds	Funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

Russell 2000® Index	The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the1933 Act.

ETD	Euro Time Deposit

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

WI	When-Issued Securities

  **  A portion of this holding has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in Janus Flexible Bond Fund with accrued interest in the amount of $170,000 that was written-off December 10, 2001. A principal payment was received by the Fund on July 13, 2005. It is anticipated that sometime during the third quarter of 2006, a second principal payment will be received by the Fund.

  ##  Security is a defaulted security in Janus Flexible Bond Fund with accrued interest in the amount of $110,000 that was written-off December 10, 2001. A principal payment was received by the Fund on July 13, 2005. It is anticipated that sometime during the third quarter of 2006, a second principal payment will be received by the Fund.

  çç  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan as of April 30, 2006.

  †  The security is purchased with the cash collateral received from Securities on Loan (Note 1).

Janus Bond & Money Market Funds April 30, 2006 57

Notes to Schedules of Investments (unaudited) (continued)

ºº  Schedule of Fair Valued Securities (as of April 30, 2006)

	Value	Value as a % of Net Assets
Janus Flexible Bond Fund
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	$–	0.0%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	–	0.0%
	$–	0.0%
Janus High-Yield Fund
Progressive Gaming Corp. - expires 8/15/08	$1,018,671	0.2%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Flexible Bond Fund
Allegheny Energy Supply Company LLC, 8.25% unsecured notes, due 4/15/12 (144A)	5/11/04 - 7/13/04	$1,794,850	$1,946,625	0.2%
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	4/25/03 - 5/21/03	3,298,666	3,321,733	0.4%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	4/17/98	458,575	–	0.0%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	237,380	–	0.0%
El Paso Corp., 7.625% notes, due 9/1/08 (144A)	11/5/04 - 1/18/06	3,387,156	3,362,837	0.4%
		$9,176,627	$8,631,195	1.0%
Janus High-Yield Fund
Allegheny Energy Supply Company LLC, 8.25% senior unsecured notes, due 4/15/12 (144A)	3/23/04 - 4/2/04	$1,060,705	$1,160,363	0.3%
Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	12/13/05 - 4/12/06	3,483,884	3,445,688	0.7%
CRC Health Corp., 10.75% senior subordinated notes, due 2/1/16 (144A)	2/6/06 - 2/21/06	1,182,605	1,180,598	0.2%
El Paso Corp., 6.50% debentures, due 6/1/08 (144A)	12/22/04 - 11/10/05	2,299,810	2,309,395	0.5%
El Paso Corp., 7.625% notes, due 9/1/08 (144A)	10/7/04	1,244,438	1,221,000	0.3%
El Paso Corp., 6.375% notes, due 2/1/09 (144A)	11/2/04	1,637,700	1,627,400	0.3%
El Paso Corp., 9.625% debentures, due 5/15/12 (144A)	10/8/04 - 11/10/05	2,457,510	2,505,035	0.5%
El Paso Corp., 7.42% notes, due 2/15/37 (144A)	1/6/05 - 11/10/05	1,706,965	1,784,631	0.4%
Hawaiian Telcom Communications, Inc., 9.75% senior notes, due 5/1/13 (144A)	4/27/05	513,000	530,955	0.1%
HydroChem Industrial Services, Inc., 9.25% senior subordinated notes, due 2/15/13 (144A)	6/2/05 - 3/28/06	1,313,696	1,348,808	0.3%
Majestic Star Casino LLC, 9.75% secured notes, due 1/15/11 (144A)	12/16/05 - 3/13/06	2,329,875	2,352,374	0.5%
Novelis, Inc., 7.50% senior notes, due 2/15/15 (144A)	1/5/06 - 2/1/06	3,697,175	3,757,780	0.8%
Strategic Hotels & Resorts, Inc. 8.50% (144A)	3/9/05	586,625	596,159	0.1%
Team Health, Inc., 11.25% senior subordinated notes, due 12/1/13 (144A)	11/17/05 - 3/16/06	2,742,810	2,773,790	0.6%
Tenaska Alabama II Partners, 7.00% secured notes, due 6/30/21 (144A)	6/13/05	1,403,996	1,388,114	0.3%
Titan Petrochemicals Group, Ltd., 8.50% company guaranteed notes, due 3/18/12 (144A)	3/10/05	1,000,000	910,000	0.2%
		$28,660,794	$28,892,090	6.1%

58 Janus Bond & Money Market Funds April 30, 2006

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Short-Term Bond Fund
Williams Companies, Inc., 6.53625%
notes, due 10/1/10 (144A)	9/8/05	$985,000	$1,012,088	0.6%
Janus Money Market Fund
Ares VII CLO, Ltd., Class A-1A 4.765%, 5/8/15 (144A)	4/23/03	$75,000,000	$75,000,000	1.3%
Dekabank, New York 5.09688%, 11/19/15 (144A)	4/19/06	20,000,000	20,000,000	0.4%
G Street Finance Corp. 4.82%, 5/8/06 (144A)	4/10/06	34,868,785	34,967,197	0.6%
G Street Finance Corp. 4.89%, 5/19/06 (144A)	4/20/06	15,431,958	15,455,120	0.3%
G Street Finance Corp. 4.93%, 6/9/06 (144A)	4/10/06	29,753,490	29,839,775	0.5%
G Street Finance Corp. 4.98%, 7/7/06 (144A)	4/10/06	29,634,780	29,721,950	0.5%
Park Place Securities Trust, 2004-MM1 AM3 4.99938%, 2/25/35 (144A)	11/23/05	32,975,194	32,975,194	0.6%
Patrick Schaumburg Automobiles, Inc. 5.00%, 7/1/08 (144A)	9/17/04	10,000,000	10,000,000	0.2%
		$247,664,207	$247,959,236	4.4%

The Funds have registration rights for certain restricted securities held as of April 30, 2006. The issuer incurs all registration costs.

Janus Bond & Money Market Funds April 30, 2006 59

Notes to Schedules of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates as of April 30, 2006 are noted below.

Fund	Aggregate Value
Janus Federal Tax-Exempt Fund	$579,100
Janus Flexible Bond Fund	6,168,700
Janus High-Yield Fund	1,335,993
Janus Short-Term Bond Fund	642,425

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2006.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

60 Janus Bond & Money Market Funds April 30, 2006

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Federal Tax-Exempt Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively the "Bond Funds") and Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (collectively the "Money Market Funds") are series funds. The Bond Funds and the Money Market Funds (collectively the "Funds" and individually a "Fund") are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-two funds. The Bond Funds invest primarily in income-producing securities, and the Money Market Funds invest in high-quality money market instruments. Each of the Bond Funds in this report is classified as diversified as defined in the 1940 Act. The Funds are no-load investments.

The Money Market Funds offer three classes of shares: "Investor Shares" are available to the general public, "Institutional Shares" are available only to investors that meet certain minimum dollar limits, and "Service Shares" are available through banks and other financial institutions.

Janus Capital Management LLC ("Janus Capital") invested $10,000 of seed capital in Janus Tax-Exempt Money Market Fund – Service Shares on June 10, 2005.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares for each of the Money Market Funds based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of new assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Bond & Money Market Funds April 30, 2006 61

Notes to Financial Statements (unaudited) (continued)

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of April 30, 2006, the following Funds had on loan securities valued as indicated:

Fund	Value at April 30, 2006
Janus Flexible Bond Fund	$144,078,547
Janus High-Yield Fund	933,173
Janus Short-Term Bond Fund	43,976,837

As of April 30, 2006, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at April 30, 2006
Janus Flexible Bond Fund	$147,008,374
Janus High-Yield Fund	952,325
Janus Short-Term Bond Fund	44,872,848

As of April 30, 2006, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the six-month period ended April 30, 2006, there were no securities lending arrangements for Janus Federal Tax-Exempt Fund or the Money Market Funds.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each of the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2006, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts

The Bond Funds may enter into futures contracts. The Bond Funds intend to use such derivative instruments primarily to

62 Janus Bond & Money Market Funds April 30, 2006

hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

Mortgage Dollar Rolls

The Bond Funds may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding during the six-month period ended April 30, 2006 was $6,771,060 for Janus Flexible Bond Fund, which was the only Fund to participate during the period. At April 30, 2006, the Bond Funds were not invested in dollar rolls.

Bank Loans

The Bond Funds may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which a Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate ("LIBOR'').

A Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average daily value of borrowings outstanding under bank loan arrangements and the related weighted average rate range during the six-month fiscal year ended April 30, 2006 are noted in the table below.

Fund	Average Daily Value	Rates
Janus Flexible Bond Fund	$5,573,798	4.92%-8.5%
Janus High-Yield Fund	17,709,738	4.08313%-11.01%
Janus Short-Term Bond Fund	3,642,240	5.51%-10.24313%

Securities Traded on a To-Be-Announced Basis

The Bond Funds may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2006, the Bond Funds were not invested in TBA securities.

Janus Bond & Money Market Funds April 30, 2006 63

Notes to Financial Statements (unaudited) (continued)

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of April 30, 2006, Janus Federal Tax-Exempt Fund was invested in when-issued securities.

Foreign Currency Translation

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. Equity-linked structured notes are typically offered in limited transactions to financial institutions by investment banks, examples of which include performance equity-linked redemption quarterly pay securities ("PERQS"), yield-enhanced securities ("YES"), and yield-enhanced equity-linked debt securities ("YEELDS"). There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

Janus High-Yield Fund, Janus Flexible Bond Fund and Janus Short-Term Bond Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Each Bond Fund pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below

Fund	Average Daily Net Assets of Fund	Management Fee %
Janus Federal Tax-Exempt Fund	First $300 Million Over $300 Million	0.50% 0.45%

Janus Flexible Bond Fund	First $300 Million Over $300 Million	0.58% 0.48%

Janus High-Yield Fund	First $300 Million Over $300 Million	0.65% 0.55%

Janus Short-Term Bond Fund	First $300 Million Over $300 Million	0.64% 0.54%

64 Janus Bond & Money Market Funds April 30, 2006

Until at least March 1, 2007, provided that Janus Capital remains investment adviser to the Bond Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit Fee %
Janus Federal Tax-Exempt Fund	0.55%
Janus Flexible Bond Fund	0.93%
Janus High-Yield Fund	0.90%
Janus Short-Term Bond Fund	0.64%

Each of the Money Market Funds pays Janus Capital 0.20% of its average daily net assets as an investment advisory fee. However, Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, each class of shares of each of the Money Market Funds pays Janus Capital an administrative services fee. This fee is 0.50%, 0.15%, and 0.40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Effective April 1, 2002, Janus Capital has agreed to reduce the administrative services fee to 0.08% and 0.33% on the Institutional Shares and Service Shares, respectively, for both Janus Money Market Fund and Janus Tax-Exempt Money Market Fund until March 2007. Additionally, the administrative services fee was reduced to 0.05% and 0.30% on the Institutional Shares and Service Shares, respectively, for Janus Government Money Market Fund effective April 1, 2002 until March 2007. For the Service Shares of each of the Money Market Funds, a portion of the administrative services fee, designated separately as service fees, is used to compensate Financial Institutions for providing administrative services to their customers who invest in the shares. Each of the Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

A 2.00% redemption fee may be imposed on shares of Janus High-Yield Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Janus High-Yield Fund were $30,887 for the six-month period ended April 30, 2006.

Each of the Bond Funds pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Bond Fund's total net assets sold directly and the proportion of each Bond Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per open shareholder account from each Bond Fund for transfer agent services.

During the six-month period ended April 30, 2006, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below.

Funds
Janus Flexible Bond Fund	$1,649
Janus High-Yield Fund	804
Janus Short-Term Bond Fund	727

For the six-month period ended April 30, 2006, Janus Capital assumed $14,642 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Portfolios based upon the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios as the funds commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2006.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds

Janus Bond & Money Market Funds April 30, 2006 65

Notes to Financial Statements (unaudited) (continued)

began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. $59,577 of total compensation was paid by the funds of the Trust. The Funds' portion is reported as part of "Other Expenses" on the Statement of Operations.

The Bond Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Other Funds managed by Janus Capital may invest in the Money Market Funds. During the six-month period ended April 30, 2006, the following funds recorded distributions from affiliated investment companies as affiliated dividend income, and the had the following affiliated purchases and sales:

	Subscriptions	Redemptions	Dividend Paid	Value at 4/30/06
Janus Government Money Market Fund
Janus Growth and Income Fund	$50,000,000	$50,000,000	$120,973	$–
Janus Mercury Fund	40,000,000	40,000,000	42,970	–
Janus Mid Cap Value Fund	–	100,000,000	1,498,274	–
Janus Small Cap Value Fund	–	25,000,000	452,041	–
Janus Twenty Fund	290,000,000	90,000,000	812,816	200,000,000
	$380,000,000	$305,000,000	$2,927,074	$200,000,000
Janus Money Market Fund
Janus Fund	$345,000,000	$420,000,000	$845,792	$25,000,000
Janus Mercury Fund	200,000,000	200,000,000	489,495	–
Janus Mid Cap Value Fund	650,000,000	625,000,000	1,973,808	225,000,000
Janus Small Cap Value Fund	75,000,000	100,000,000	946,281	75,000,000
Janus Twenty Fund	850,000,000	425,000,000	4,506,308	475,000,000
	$2,120,000,000	$1,770,000,000	$8,761,684	$800,000,000

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Federal Tax-Exempt Fund	$52,472,645	$63,856,882	$–	$–
Janus Flexible Bond Fund	178,719,604	195,834,217	336,738,295	401,471,549
Janus High-Yield Fund	293,322,066	330,247,052	–	–
Janus Short-Term Bond Fund	46,309,919	60,766,173	82,093,546	101,802,919

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2006 are also noted in the table on the next page.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

66 Janus Bond & Money Market Funds April 30, 2006

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Federal Tax-Exempt Fund	$102,805,081	$53,587	$(1,015,329)	$(961,742)
Janus Flexible Bond Fund	976,141,029	2,111,531	(24,183,976)	(22,072,445)
Janus High-Yield Fund	465,358,375	9,127,455	(6,168,003)	2,959,452
Janus Short-Term Bond Fund	220,531,249	133,396	(1,756,473)	(1,623,077)
Janus Money Market Fund	5,630,676,330	–	–	–
Janus Government Money Market Fund	942,218,514	–	–	–
Janus Tax-Exempt Money Market Fund	75,971,971	–	–	–

Net capital loss carryovers as of October 31, 2005 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended October 31, 2005

Fund	October 31, 2008	October 31, 2010	October 31, 2012	October 31, 2013	Accumulated Capital Losses
Janus Federal Tax-Exempt Fund	$(2,127,380)	$–	$–	$–	$(2,127,380)
Janus Flexible Bond Fund	–	(7,014,730)	–	–	(7,014,730)
Janus High-Yield Fund	–	(26,518,550)	–	–	(26,518,550)
Janus Short-Term Bond Fund	–	–	(681,569)	–	(681,569)
Janus Money Market Fund	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–
Janus Tax-Exempt Money Market Fund	–	–	–	(12,220)	(12,220)

During the fiscal year ended October 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Carryover Loss Utilized
Janus Federal Tax-Exempt Fund	$2,287,357
Janus Flexible Bond Fund	2,259,912
Janus High-Yield Fund	8,609,936

Janus Bond & Money Market Funds April 30, 2006 67

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARES TRANSACTIONS

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Federal Tax-Exempt Fund		Janus Flexible Bond Fund		Janus High-Yield Fund		Janus Short-Term Bond Fund
Bond Funds	2006	2005	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares
Shares sold	717	2,001	5,385	11,790	4,592	17,160	5,313	13,783
Reinvested distributions	260	548	1,912	4,193	1,663	3,379	1,037	2,374
Shares repurchased	(2,271)	(4,996)	(18,836)	(35,436)	(12,209)	(21,915)	(15,178)	(38,083)
Net Increase/(Decrease) in Capital Share Transactions	(1,294)	(2,447)	(11,539)	(19,453)	(5,954)	(1,376)	(8,828)	(21,926)
Shares Outstanding, Beginning of Period	16,138	18,585	99,378	118,831	55,193	56,569	70,214	92,140
Shares Outstanding, End of Period	14,844	16,138	87,839	99,378	49,239	55,193	61,386	70,214

For the six-month period ended April 30, 2006 (unaudited) and the fiscal year ended October 31, 2005 (all numbers in thousands)	Janus Money Market Fund		Janus Government Money Market Fund		Janus Tax-Exempt Money Market Fund
Money Market Funds	2006	2005	2006	2005	2006	2005
Transactions in Fund Shares – Investor Shares
Shares sold	418,486	816,550	28,715	72,199	20,900	47,929
Reinvested dividends and distributions	25,070	33,426	3,292	4,447	981	1,503
Shares repurchased	(498,966)	(1,077,784)	(46,803)	(114,369)	(33,658)	(71,010)
Net Increase/(Decrease) in Capital Share Transactions	(55,410)	(227,808)	(14,796)	(37,723)	(11,777)	(21,578)
Shares Outstanding, Beginning of Period	1,360,996	1,588,804	186,361	224,084	85,808	107,386
Shares Outstanding, End of Period	1,305,586	1,360,996	171,565	186,361	74,031	85,808
Transactions in Fund Shares – Institutional Shares
Shares sold	15,355,633	31,608,314	2,495,941	5,039,102	13,980	61,356
Reinvested dividends and distributions	28,272	55,423	3,872	4,378	40	820
Shares repurchased	(14,713,465)	(36,149,294)	(2,382,728)	(4,910,599)	(13,370)	(109,557)
Net Increase/(Decrease) in Capital Share Transactions	670,440	(4,485,557)	117,085	132,881	650	(47,381)
Shares Outstanding, Beginning of Period	3,638,018	8,123,575	517,650	384,769	2,004	49,385
Shares Outstanding, End of Period	4,308,458	3,638,018	634,735	517,650	2,654	2,004
Transactions in Fund Shares – Service Shares
Shares sold	32,061	67,542	392,828	725,906	–	10
Reinvested dividends and distributions	185	260	902	1,037	–	3
Shares repurchased	(34,771)	(66,684)	(387,566)	(740,716)	–	(401)
Net Increase/(Decrease) in Capital Share Transactions	(2,525)	1,118	6,164	(13,773)	–	(388)
Shares Outstanding, Beginning of Period	26,849	25,731	129,083	142,856	10	398
Shares Outstanding, End of Period	24,324	26,849	135,247	129,083	10	10

68 Janus Bond & Money Market Funds April 30, 2006

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Bond & Money Market Funds April 30, 2006 69

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005 for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund; and on January 9, 2006 for Janus Flexible Bond Fund and Janus High-Yield Fund.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to Janus Capital clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with Janus Capital management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by Janus Capital, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and Janus Capital were fair and reasonable in light of the nature and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent, and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of Janus Capital and the actions taken by Janus Capital in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent, and quality of the services provided by Janus Capital and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry, and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each

70 Janus Bond & Money Market Funds April 30, 2006

subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance, and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to Janus Capital and its affiliates of their relationships with each Fund and found Janus Capital's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of Janus Capital, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital or a Fund to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital, the investment performance of the Fund, and the expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees received and considered information about the potential of Janus Capital to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except four Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease Janus Capital's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds.

Janus Bond & Money Market Funds April 30, 2006 71

Additional Information (unaudited) (continued)

They recognized that affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered Janus Capital's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of each Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements, the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

72 Janus Bond & Money Market Funds April 30, 2006

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Janus Bond & Money Market Funds April 30, 2006 73

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

74 Janus Bond & Money Market Funds April 30, 2006

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports, prospectuses and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The "Redemption Fees" refers to the fee paid to the Funds for shares held for three months or less by a shareholder. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the average shareholder account size and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Bond & Money Market Funds April 30, 2006 75

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on November 22, 2005 and adjourned and reconvened to December 29, 2005 and January 9, 2006. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Record	Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	72,431,132,779	28,415,846,253	806,823,785	29,222,670,038	39.23%	1.12%	40.35%	97.24%	2.76%	100.00%
William F. McCalpin	72,431,132,779	28,431,830,093	790,839,945	29,222,670,038	39.26%	1.09%	40.35%	97.29%	2.71%	100.00%
John W. McCarter, Jr.	72,431,132,779	28,410,815,406	811,854,632	29,222,670,038	39.23%	1.12%	40.35%	97.22%	2.78%	100.00%
Dennis B. Mullen	72,431,132,779	28,408,140,530	814,529,508	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
James T. Rothe	72,431,132,779	28,421,678,938	800,991,100	29,222,670,038	39.24%	1.11%	40.35%	97.26%	2.74%	100.00%
William D. Stewart	72,431,132,779	28,426,971,191	795,698,847	29,222,670,038	39.25%	1.10%	40.35%	97.28%	2.72%	100.00%
Martin H. Waldinger	72,431,132,779	28,400,077,651	822,592,387	29,222,670,038	39.21%	1.14%	40.35%	97.18%	2.82%	100.00%
Linda S. Wolf	72,431,132,779	28,406,316,741	816,353,297	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
Thomas H. Bailey	72,431,132,779	28,395,482,070	827,141,468	29,222,623,538	39.21%	1.14%	40.35%	97.17%	2.83%	100.00%

Proposal 2

To approve the elimination of the Fund's fundamental policy regarding investments in income-producing securities.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Flexible Bond Fund	984,730,229	466,207,919	54,440,628	24,189,665	117,369,233	47.34%	5.53%	2.46%	11.92%	70.40%	8.22%	3.65%	17.73%

Proposal 3a

To approve certain amendments to the Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Votes				Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Federal Tax-Exempt Fund	117,282,903	60,876,682	5,356,370	3,458,526	7,058,564	51.91%	4.57%	2.95%	6.02%	79.32%	6.98%	4.50%	9.20%
Janus Flexible Bond Fund	984,730,229	485,771,534	33,206,407	25,860,272	117,369,233	49.33%	3.37%	2.63%	11.92%	73.36%	5.02%	3.90%	17.72%
Janus High-Yield Fund	544,302,954	262,419,997	13,272,342	12,019,816	67,919,621	48.21%	2.44%	2.21%	12.48%	73.79%	3.73%	3.38%	19.10%
Janus Short-Term Bond Fund	210,622,465	92,713,052	4,716,024	4,250,698	28,075,113	44.02%	2.24%	2.02%	13.33%	71.45%	3.63%	3.28%	21.64%
Janus Money Market Fund	5,417,974,934	2,672,045,842	60,115,517	106,306,092	16,178,457	49.32%	1.11%	1.96%	0.30%	93.60%	2.11%	3.72%	0.57%
Janus Government Money Market Fund	809,139,268	499,990,416	8,140,535	7,242,327	2,838,850	61.79%	1.01%	0.90%	0.35%	96.48%	1.57%	1.40%	0.55%
Janus Tax-Exempt Money Market Fund	132,499,868	84,309,532	2,999,719	2,627,055	41,475	63.63%	2.26%	1.98%	0.03%	93.70%	3.33%	2.92%	0.05%

76 Janus Bond & Money Market Funds April 30, 2006

Janus Bond & Money Market Funds April 30, 2006 77

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (06/06)

C-0606-22  111-24-102 06-06

2006 Semiannual Report

Janus Institutional Cash Reserves Fund

Schedule of Investments	3

Statement of Assets and Liabilities	5

Statement of Operations	6

Statements of Changes in Net Assets	7

Financial Highlights	8

Notes to Schedule of Investments	9

Notes to Financial Statements	10

Additional Information	14

Explanations of Charts, Tables and Financial Statements	17

Shareholder Meeting	20

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-1068 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Useful Information About Your Fund Report

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund's Expense Example, which appears on page 2 of this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first line of the table in the example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in the example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has agreed to waive one-half of its advisory fee for the Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund's prospectus.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the prospectus. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Institutional Cash Reserves Fund April 30, 2006 1

Janus Institutional Cash Reserves
Fund (unaudited)

For the Periods Ended April 30, 2006
Institutional Shares
Fiscal Year-to-Date	2.16%
1 Year	3.86%
Since Inception (May 15, 2002)	2.11%
Seven-Day Current Yield
Institutional Shares:
With Reimbursement	4.77%
Without Reimbursement	4.60%

Data presented represents past performance, which is no guarantee of future results. Call 800.525.1068 or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Total return includes reinvestment of dividends and distributions.

Portfolio Managers Sharon Pichler
Eric Thorderson

See "Explanations of Charts, Tables and Financial Statements."

The yield more closely reflects the current earnings of Janus Institutional Cash Reserves Fund than the total return.

Janus Capital Management LLC agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Without such waivers, the Fund's yields and total returns would have been lower.

Fund Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Fund and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (11/1/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (11/1/05-4/30/06)*
Actual	$1,000.00	$1,021.60	$0.95
Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95

*Expenses are equal to the annualized expense ratio of 0.19%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

2 Janus Institutional Cash Reserves Fund April 30, 2006

Janus Institutional Cash Reserves Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Principal Amount		Value
Certificates of Deposit - 16.8%
	Calyon, New York:
$20,000,000	4.00%, 7/19/06	$19,999,157
19,000,000	4.22%, 8/30/06	18,998,655
	Mitsubishi Trust and Bank:
10,000,000	4.73%, 5/15/06	10,000,000
20,000,000	4.925%, 5/22/06	20,000,000
15,000,000	5.03%, 6/26/06	15,000,000
	Natexis Banques Populaires, New York:
10,000,000	4.73%, 11/22/06	10,000,000
10,000,000	5.00%, 2/5/07	10,000,000
20,000,000	5.13%, 2/27/07	20,000,000
	Norinchunkin Bank, New York:
25,000,000	4.84%, 5/8/06	25,000,000
5,000,000	4.79%, 5/25/06	5,000,000
10,000,000	4.96%, 6/9/06	10,000,000
25,000,000	5.00%, 6/19/06	25,000,000
25,000,000	Royal Bank of Scotland, New York 4.175%, 9/22/06	25,000,480
10,000,000	Shinkin Central Bank 4.75%, 5/8/06	10,000,000
20,000,000	Skandinaviska Enskilda Bank, New York 5.27%, 4/11/07	20,000,919
20,000,000	Societe Generale, New York 3.80%, 6/14/06	20,000,000
10,000,000	Sumitomo Mitsui, New York 4.89%, 5/17/06	10,000,000
	Sumitomo Trust and Bank:
20,000,000	4.73%, 5/10/06	20,000,000
15,000,000	4.73%, 5/11/06	15,000,000
45,000,000	Swedbank, New York 4.79%, 12/6/06	44,999,999
22,500,000	Toronto Dominion Bank, New York 3.75%, 5/11/06	22,500,000
Total Certificates of Deposit (cost $376,499,210)		376,499,210
Commercial Paper - 22.4%
15,000,000	Bavaria TRR Corp. 4.94%, 5/24/06 (Section 4(2))	14,952,658
	Check Point Charlie, Inc.:
20,000,000	4.64%, 5/2/06 (Section 4(2))	19,997,422
25,000,000	4.83%, 5/12/06 (Section 4(2))	24,963,104
16,000,000	4.84%, 5/15/06 (Section 4(2))	15,969,884
	G Street Finance Corp.:
15,000,000	4.82%, 5/8/06 (144A)§	14,985,942
15,000,000	4.93%, 6/9/06 (144A)§	14,919,888
15,000,000	4.98%, 7/7/06 (144A)§	14,860,975
14,752,000	Gotham Funding Corp. 4.82%, 5/11/06 (Section 4(2))	14,732,249
	Klio Funding Corp.:
15,000,000	4.66%, 5/9/06 (144A)	14,984,433
13,000,000	4.67%, 5/12/06 (144A)	12,981,370
15,000,000	4.90%, 5/22/06 (144A)	14,957,125
	Klio II Funding Corp.:
25,408,000	4.88%, 5/18/06 (144A)	25,349,449
20,000,000	4.905%, 5/22/06 (144A)	19,942,775
	La Fayette Asset Securitization LLC:
37,417,000	4.86%, 5/15/06 (Section 4(2))	37,346,282
12,820,000	4.87%, 5/16/06 (Section 4(2))	12,793,986
10,000,000	4.965%, 6/15/06 (Section 4(2))	9,937,938
	Manhattan Asset Funding Company LLC:
40,059,000	4.83%, 5/11/06 (Section 4(2))	40,005,211
11,900,000	4.99%, 6/29/06 (Section 4(2))	11,802,681
15,000,000	4.96%, 6/30/06 (Section 4(2))	14,876,000
5,000,000	Medical Building Funding IV LLC: 5.06%, 5/22/06	4,985,242
	PB Finance (Delaware), Inc.:
14,000,000	4.69%, 5/17/06	13,970,818
12,000,000	4.935%, 6/12/06	11,930,910

Principal Amount		Value
Commercial Paper (continued)
	Rhineland Funding Capital Corp.:
$9,147,000	4.66%, 5/2/06 (Section 4(2))	$9,145,812
13,000,000	4.66%, 5/3/06 (Section 4(2))	12,996,634
12,300,000	4.99%, 6/21/06 (Section 4(2))	12,213,049
35,000,000	4.97%, 7/3/06 (Section 4(2))	34,695,588
	Scaldis Capital LLC:
5,552,000	4.865%, 5/15/06 (Section 4(2))	5,541,496
17,923,000	4.875%, 5/17/06 (Section 4(2))	17,884,167
30,101,000	Victory Receivables Corp. 4.86%, 5/15/06 (Section 4(2))	30,044,997
Total Commercial Paper (cost $503,768,085)		503,768,085
Floating Rate Notes - 17.7%
25,000,000	Ares VII CLO, Ltd. Class A-1A, 4.765%, 5/8/15 (144A)§	25,000,000
69,000,000	Bank of America Securities LLC (same day put), 4.95%, 5/1/06	69,000,000
35,000,000	EMC Mortgage Corp. (same day put) 4.995%, 5/8/06	35,000,000
30,000,000	Harrier Finance Funding LLC 4.86125%, 12/15/06 (144A)	29,992,522
10,000,000	HSH Nordbank A.G., New York 4.95%, 6/22/07 (144A)	10,000,000
45,000,000	Lehman Brothers, Inc. (90 day put) 5.025%, 4/5/27ß	45,000,000
10,000,000	Natexis Banques Populaires, New York 4.88125%, 6/15/07 (144A)	9,998,959
15,000,000	Oakhill Secured Funding II Series A-A, 5.78%, 10/16/06 (144A)§	15,028,405
6,595,039	Park Place Securities Trust, 2004-MM1 AM3 4.99938%, 2/25/35 (144A)§	6,595,039
20,000,000	Putnam Structured Product Funding 2003-1 LLC, Class A-15 4.92125%, 10/15/38 (144A)	20,000,000
24,000,000	Unicredito Italiano Bank of Ireland 4.85875%, 5/9/07	24,000,000
30,000,000	Union Hamilton Special 4.93%, 6/21/06 (144A)	30,000,000
40,000,000	Westdeutsche Landesbank A.G., New York 4.88875%, 6/8/07	40,000,000
37,000,000	Whistlejacket Capital, Ltd. 4.8825%, 11/27/06 (144A)	36,991,573
Total Floating Rate Notes (cost $396,606,498)		396,606,498
Repurchase Agreements - 25.4%
69,000,000	Citigroup Global Markets, Inc., 5.045% dated 4/28/06, maturing 5/1/06 to be repurchased at $69,029,009 collateralized by $79,496,291 in Credit Enhanced Mortgage Loans 0% - 0.002%, 6/1/28 - 4/12/36 with a value of $78,197,870	69,000,000
69,000,000	Credit Suisse First Boston LLC, 4.975% dated 4/28/06, maturing 5/1/06 to be repurchased at $69,028,606 collateralized by $1,060,213,256 in Collateralized Mortgage Obligations 0% - 6.669%, 1/25/19 - 1/15/45 with a value of $72,109,409	69,000,000
69,000,000	Deutsche Bank Securities, Inc., 4.985% dated 4/28/06, maturing 5/1/06 to be repurchased at $69,028,664 collateralized by $120,588,455 in Collateralized Mortgage Obligations 4.338371% - 6.187382%, 6/19/34 - 12/10/41 with a value of $70,380,000	69,000,000
89,000,000	Fortis Bank N.V., 4.850% dated 4/28/06, maturing 5/1/06 to be repurchased at $89,035,971 collateralized by $111,029,806 in U.S. Government Agencies 5.048% - 7.125%, 2/15/23 - 10/25/35 with a value of $90,780,104	89,000,000

See Notes to Schedule of Investments and Financial Statements.

Janus Institutional Cash Reserves Fund April 30, 2006 3

Janus Institutional Cash Reserves Fund

Schedule of Investments (unaudited)

As of April 30, 2006

Principal Amount		Value
Repurchase Agreements (continued)
$69,000,000	Goldman Sachs & Co., 4.975% dated 4/28/06, maturing 5/1/06 to be repurchased at $69,028,606 collateralized by $30,739,664 in Certificate of Deposit; 0% 7/21/06 $33,720,569 in Corporate Bonds 0% - 9.50%, 11/15/07 - 8/15/32 with respective values of $30,132,706 and $41,413,313	$69,000,000
69,000,000	IXIS Financial Products, Inc., 4.975% dated 4/28/06, maturing 5/1/06 to be repurchased at $69,028,606 collateralized by $77,623,419 in Collateralized Mortgage Obligations 5.991333%, 1/25/36 with a value of $70,409,179	69,000,000
69,000,000	J.P. Morgan Securities, Inc., 4.985% dated 4/28/06, maturing 5/1/06 to be repurchased at $69,028,664 collateralized by $68,469,000 in Corporate Notes 3.80% - 9.75%, 8/15/06 - 10/15/33 with a value of $72,452,431	69,000,000
69,000,000	Royal Bank of Canada, 4.945% dated 4/28/06, maturing 5/1/06 to be repurchased at $69,028,434 collateralized by $70,627,335 in Commercial Paper 0% - 4.34%, 5/1/06 - 7/12/06 with a value of $70,380,000	69,000,000
Total Repurchase Agreements (cost $572,000,000)		572,000,000
Short-Term Corporate Notes – 1.3%
	K2 (USA) LLC:
10,000,000	4.645%, 10/30/06 (144A)	10,000,000
20,000,000	4.835%, 1/23/07 (144A)	20,000,000
Total Short-Term Corporate Notes (cost $30,000,000)		30,000,000
Taxable Variable Rate Demand Notes - 11.5%
1,780,000	A.E. Realty LLC, Series 2003 5.00%, 10/1/23	1,780,000
8,200,000	American Health Centers, Inc., Series 2001 5.10%, 3/1/19	8,200,000
16,045,000	Brooklyn Tabernacle 5.05%, 4/1/24	16,045,000
3,779,800	Campus Research Corp. 5.11%, 6/1/13	3,779,800
2,200,000	Capel, Inc. 4.90%, 9/1/09	2,200,000
4,350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC), Series A 5.05%, 7/1/35	4,350,000
6,000,000	Colorado Natural Gas, Inc., Series 2004 5.05%, 7/1/32	6,000,000
	Cornerstone Funding Corp. I:
3,248,000	Series 2003B, 5.04%, 2/26/23	3,248,000
9,788,000	Series 2004D, 5.14%, 1/1/25	9,788,000
13,131,000	Series 2003J, 5.04%, 1/1/29	13,131,000
5,520,000	Courtesy Realty LLC, Series 2002 5.10%, 12/1/17	5,520,000
7,935,000	Crozer-Keystone Health Systems 5.04%, 12/15/21	7,935,000
17,100,000	Eagle County, Colorado Housing Facility Revenue (BC Housing LLC Project), Series A 5.05%, 5/1/39	17,100,000

Principal Amount		Value
Taxable Variable Rate Demand Notes (continued)
$10,135,000	Edison Chouest Offshore LLC 5.10%, 2/1/14	$10,135,000
5,725,000	Fairfield Christian Church 5.10%, 4/1/22	5,725,000
4,935,000	H.C. Equities L.P. 4.95%, 12/1/23	4,935,000
4,050,000	J.D. Parks and Lissa Parks, Series 2002 5.10%, 6/1/22	4,050,000
7,500,000	Jasper, Morgan, Newton and Walton Counties, Georgia Joint Development Authority Revenue (Industrial Park Project) 4.93%, 12/1/20	7,500,000
4,300,000	Lowell Family LLC 5.04%, 4/1/30	4,300,000
8,245,000	Luxor Management Company 5.10%, 4/1/18	8,245,000
7,110,000	McElroy Metal Mill, Inc., Series 2003 5.10%, 7/1/18	7,110,000
10,195,000	Mississippi Business Finance Corp. 5.10%, 12/1/22	10,195,000
5,325,000	Montgomery, Alabama Downtown Development Board of Revenue Improvement Revenue 4.98%, 11/1/18	5,325,000
4,400,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 5.05%, 9/1/14	4,400,000
4,590,000	Ohio Health Care Facility Revenue Bonds (United Church Homes, Inc. Project) Series 2002, 5.04%, 9/1/27	4,590,000
7,820,000	Orthopedic Institute of Ohio 5.10%, 12/1/11	7,820,000
3,305,000	Public Building Authority of Irondale, AL 4.98%, 10/2/35	3,305,000
20,000,000	Pueblo Serra Worship Holdings 5.06%, 3/1/37	20,000,000
13,300,000	Russell Lands, Inc., Series 2002 5.10%, 8/1/12	13,300,000
5,900,000	Stone-Lee Partners LLC 4.90%, 3/1/21	5,900,000
6,300,000	Tennessee Aluminum Processors, Inc. 4.98%, 5/1/14	6,300,000
4,032,000	TOG Properties LLC 5.10%, 9/1/18	4,032,000
13,000,000	Village Green Finance Co. 4.90%, 11/1/22	13,000,000
9,545,000	West Park Apartments and Cedar Pines Apartments, Series 2002 5.01%, 9/1/22	9,545,000
Total Taxable Variable Rate Demand Notes (cost $258,788,800)		258,788,800
Time Deposits - 6.1%
69,000,000	Dexia CLF Finance Co., ETD 4.85%, 5/1/06	69,000,000
69,000,000	ING Financial, ETD 4.86%, 5/1/06	69,000,000
Total Time Deposits (cost $138,000,000)		138,000,000
Total Investments (total cost $2,275,662,593) – 101.2%		2,275,662,593
Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(27,669,220)
Net Assets – 100%		$2,247,993,373

See Notes to Schedule of Investments and Financial Statements.

4 Janus Institutional Cash Reserves Fund April 30, 2006

Statement of Assets and Liabilities

As of April 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Institutional Cash Reserves Fund
Assets:
Investments at amortized cost	$1,703,663
Repurchase agreements	572,000
Receivables:
Fund shares sold	4
Interest	8,862
Total Assets	2,284,529
Liabilities:
Payables:
Due to custodian	31,773
Dividends and distributions	4,440
Advisory fees	177
Administrative services fees	142
Accrued expenses	4
Total Liabilities	36,536
Net Assets	$2,247,993
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,248,189
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(196)
Total Net Assets	$2,247,993
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,248,189
Net Asset Value Per Share	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Institutional Cash Reserves Fund April 30, 2006 5

Statement of Operations

For the six-month period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Institutional Cash Reserves Fund
Investment Income:
Interest	$40,330
Total Investment Income	40,330
Expenses:
Advisory fees	1,778
Professional fees	15
Non-interested Trustees' fees and expenses	33
Administrative services fees	1,333
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,159
Less: Excess Expense Reimbursement	(1,511)
Net Expenses after Expense Reimbursement	1,648
Net Investment Income/(Loss)	38,682
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	16
Net Increase/(Decrease) in Net Assets Resulting from Operations	$38,698

See Notes to Financial Statements.

6 Janus Institutional Cash Reserves Fund April 30, 2006

Statements of Changes in Net Assets

For the six-month period ended April 30, 2006 (unaudited) and for the fiscal year ended October 31, 2005	Janus Institutional Cash Reserves Fund
(all numbers in thousands)	2006	2005
Operations:
Net investment income/(loss)	$38,682	$41,280
Net realized gain/(loss) from investment transactions	16	(212)
Net Increase/(Decrease) in Net Assets Resulting from Operations	38,698	41,068
Dividends and Distributions to Shareholders:
Net investment income*	(38,683)	(41,280)
Net realized gain from investment transactions*	–	–
Net Decrease from Dividends and Distributions	(38,683)	(41,280)
Capital Share Transactions:
Shares sold	4,801,028	10,077,313
Reinvested dividends and distributions	16,858	19,417
Shares repurchased	(4,092,918)	(10,446,726)
Net Increase/(Decrease) from Capital Share Transactions	724,968	(349,996)
Net Increase/(Decrease) in Net Assets	724,983	(350,208)
Net Assets:
Beginning of period	1,523,010	1,873,218
End of period	$2,247,993	$1,523,010

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Institutional Cash Reserves Fund April 30, 2006 7

Financial Highlights

For a share outstanding during the six-month period ended April 30, 2006 (unaudited)	Janus Institutional Cash Reserves Fund
and through each fiscal year or period ended October 31	2006		2005		2004		2003		2002(1)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.03		.01		.01		.01
Net realized gain/(loss) on securities	–	(2)	–	(2)	–	(2)	–	(2)	–
Total from Investment Operations	.02		.03		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.02)		(.03)		(.01)		(.01)		(.01)
Distributions (from net capital gains)*	–		–	(2)	–	(2)	–	(2)	–
Total Distributions	(.02)		(.03)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.16%		2.84%		1.20%		1.27%		0.87%
Net Assets, End of Period (in thousands)	$2,247,993		$1,523,010		$1,873,218		$2,795,864		$1,792,158
Average Net Assets for the Period (in thousands)	$1,792,244		$1,494,573		$2,216,408		$2,495,376		$1,262,186
Ratio of Expenses to Average Net Assets***(3)	0.19	%(4)	0.18	%(4)	0.18	%(4)	0.18	%(4)	0.18	%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.35%		2.76%		1.18%		1.24%		1.86%

  *  See Note 3 in Notes to Financial Statements.

  **  Total return not annualized for periods of less than one full year.

  ***  Annualized for periods less than one full year.

  (1)  Period May 15, 2002 (inception date) through October 31, 2002.

  (2)  Net realized gain/(loss) on securities and distributions (from net capital gains) aggregated less than a $.01 on a per share basis for the fiscal year ended.

  (3)  See "Explanations of Charts, Tables and Financial Statements."

  (4)  The ratio was 0.36% in 2006 and 0.35% in 2005, 2004, 2003 and 2002, before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

8 Janus Institutional Cash Reserves Fund April 30, 2006

Notes to Schedule of Investments (unaudited)

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ETD	Euro Time Deposit

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

ß	Security is illiquid

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Institutional Cash Reserves Fund
Ares VII CLO, Ltd., Class A-1A 4.765%, 5/8/15 (144A)	4/23/03	$25,000,000	$25,000,000	1.1%
G Street Finance Corp. 4.82%, 5/8/06 (144A)	4/10/06	14,943,765	14,985,942	0.7%
G Street Finance Corp. 4.93%, 6/9/06 (144A)	4/10/06	14,876,745	14,919,888	0.7%
G Street Finance Corp. 4.98%, 7/7/06 (144A)	4/10/06	14,817,390	14,860,975	0.6%
Oakhill Secured Funding II, Series A-A 5.78%, 10/16/06 (144A)	11/1/05	15,058,500	15,028,405	0.7%
Park Place Securities Trust, 2004-MM1 AM3 4.99938%, 2/25/35 (144A)	11/23/05	6,595,039	6,595,039	0.3%
		$91,291,439	$91,390,249	4.1%

The Fund has registration rights for certain restricted securities held as of April 30, 2006. The issuer incurs all registration costs.

Variable rate notes are notes for which the interest rate is based on an index or market interest rates and is subject to change. Rates in the security description are as of April 30, 2006.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Institutional Cash Reserves Fund April 30, 2006 9

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies of Janus Institutional Cash Reserves Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain how the Fund operates and the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fund is part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-two funds. The Fund invests primarily in high-quality money market instruments. The Fund is a no-load investment.

The Fund currently offers the initial class of shares exclusively to institutional and individual clients that meet the minimum investment requirement of $5,000,000.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities held by the Fund are valued at their market value determined by the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities' fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Fund's Trustees. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Fund may be party to an interfund lending agreement between the Fund and other Janus Capital Management LLC ("Janus Capital") sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended April 30, 2006, there were no outstanding borrowing or lending arrangements for the Fund.

When-issued Securities

The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price. As of April 30, 2006, the Fund was not invested in when-issued securities.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the Fund's net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

10 Janus Institutional Cash Reserves Fund April 30, 2006

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays Janus Capital 0.20% of average daily net assets as an investment advisory fee. However, Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Fund pays Janus Capital an administrative services fee of 0.15%, which Janus Capital agreed to reduce to 0.08% until at least the next annual renewal of the advisory agreement. All other expenses of the Fund except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and extraordinary costs are paid by Janus Capital.

For the six-month period ended April 30, 2005, Janus Capital assumed $14,642 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 5. These non-recurring costs were allocated to all Portfolios, except Janus Research Fund, Janus Triton Fund and the Janus Smart Portfolios based on the Portfolios' respective net assets at July 31, 2004. Additionally, all future non-recurring costs will be allocated to all Portfolios based on the Portfolios' respective net assets at July 31, 2004. These nonrecurring costs and offsetting waiver are shown on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2006.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer. Effective January 1, 2006, the Fund began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Fund. $59,577 of total compensation was paid by the funds of the Trust. The Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

Other funds managed by Janus Capital may invest in the Fund. During the six-month period ended April 30, 2006, the Fund had the following affiliated activity:

	Subscriptions	Redemptions	Dividends Paid	Value at 4/30/06
Janus Institutional Cash Reserves Fund
Janus Fund	$625,000,000	$620,000,000	$2,988,404	$165,000,000
Janus Contrarian Fund	50,000,000	50,000,000	63,973	–
Janus Enterprise Fund	40,000,000	40,000,000	85,742	–
Janus Growth and Income Fund	210,000,000	180,000,000	342,909	30,000,000
Janus Mercury Fund	285,000,000	205,000,000	197,059	80,000,000
Janus Mid Cap Value Fund	45,000,000	–	5,303,007	290,000,000
Janus Olympus Fund	50,000,000	–	25,932	50,000,000
Janus Orion Fund	50,000,000	50,000,000	79,918	–
Janus Small Cap Value Fund	10,000,000	55,000,000	2,690,667	85,000,000
Janus Twenty Fund	310,000,000	25,000,000	7,533,225	485,000,000
Janus Worldwide Fund	50,000,000	50,000,000	32,192	–
	$1,725,000,000	$1,275,000,000	$19,343,028	$1,185,000,000

Janus Institutional Cash Reserves Fund April 30, 2006 11

Notes to Financial Statements (unaudited)(continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

For the six-month period ended April 30, 2006

Fund	Federal Tax Cost
Janus Institutional Cash Reserves Fund	$2,275,662,593

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2005

Fund	October 31, 2013
Janus Institutional Cash Reserves Fund	$(211,778)

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended April 30, 2006 (unaudited)	Janus Institutional Cash Reserves Fund
and the fiscal year ended October 31, 2005 (all numbers in thousands)	2006	2005
Transactions in Fund Shares
Shares sold	4,801,028	10,077,313
Reinvested dividends and distributions	16,857	19,417
Shares repurchased	(4,092,918)	(10,446,726)
Net Increase/(Decrease) in Capital Share Transactions	724,967	(349,996)
Shares Outstanding, Beginning of Period	1,523,222	1,873,218
Shares Outstanding, End of Period	2,248,189	1,523,222

12 Janus Institutional Cash Reserves Fund April 30, 2006

5. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Institutional Cash Reserves Fund April 30, 2006 13

Additional Information (unaudited)

Proxy Voting Polices and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Investment Advisory Agreement

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005 for Janus Institutional Cash Reserves Fund.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to Janus Capital clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with Janus Capital management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by Janus Capital, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and Janus Capital were fair and reasonable in light of the nature and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent, and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services of Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

14 Janus Institutional Cash Reserves Fund April 30, 2006

The Trustees also reviewed the enhanced compliance program of Janus Capital and the actions taken by Janus Capital in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent, and quality of the services provided by Janus Capital and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry, and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that Janus Capital had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed Janus Capital's management fees for its separate account clients and for its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance, and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to Janus Capital and its affiliates of their relationships with each Fund and found Janus Capital's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of Janus Capital, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital or a Fund to the subadvisers of subadvised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital, the investment performance of the Fund, and the expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees received and considered information about the potential of Janus Capital to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except four Funds that have breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached

Janus Institutional Cash Reserves Fund April 30, 2006 15

Additional Information (unaudited) (continued)

adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease Janus Capital's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationship with the Funds. They recognized that affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered Janus Capital's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of Janus Capital, as well as Janus Capital's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of each Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds. After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements, the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

16 Janus Institutional Cash Reserves Fund April 30, 2006

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the Fund's net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends

Janus Institutional Cash Reserves Fund April 30, 2006 17

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

and interest income earned on securities held by the Fund. Following is the total of gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with the Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

18 Janus Institutional Cash Reserves Fund April 30, 2006

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Janus Institutional Cash Reserves Fund April 30, 2006 19

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on November 22, 2005 and adjourned and reconvened to December 29, 2005 and January 9, 2006. At the meetings, the following matters were voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Record	Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	72,431,132,779	28,415,846,253	806,823,785	29,222,670,038	39.23%	1.12%	40.35%	97.24%	2.76%	100.00%
William F. McCalpin	72,431,132,779	28,431,830,093	790,839,945	29,222,670,038	39.26%	1.09%	40.35%	97.29%	2.71%	100.00%
John W. McCarter, Jr.	72,431,132,779	28,410,815,406	811,854,632	29,222,670,038	39.23%	1.12%	40.35%	97.22%	2.78%	100.00%
Dennis B. Mullen	72,431,132,779	28,408,140,530	814,529,508	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
James T. Rothe	72,431,132,779	28,421,678,938	800,991,100	29,222,670,038	39.24%	1.11%	40.35%	97.26%	2.74%	100.00%
William D. Stewart	72,431,132,779	28,426,971,191	795,698,847	29,222,670,038	39.25%	1.10%	40.35%	97.28%	2.72%	100.00%
Martin H. Waldinger	72,431,132,779	28,400,077,651	822,592,387	29,222,670,038	39.21%	1.14%	40.35%	97.18%	2.82%	100.00%
Linda S. Wolf	72,431,132,779	28,406,316,741	816,353,297	29,222,670,038	39.22%	1.13%	40.35%	97.21%	2.79%	100.00%
Thomas H. Bailey	72,431,132,779	28,395,482,070	827,141,468	29,222,623,538	39.21%	1.14%	40.35%	97.17%	2.83%	100.00%

Proposal 3a

To approve certain amendments to the Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

	Number of Votes					Percentage of Total Outstanding Votes				Percentage of Voted
Fund	Record Date Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Institutional Cash Reserves Fund	1,409,167,592	1,162,702,357	–	–	3,126,172	82.51%	0.00%	0.00%	0.22%	99.73%	0.00%	0.00%	0.27%

20 Janus Institutional Cash Reserves Fund April 30, 2006

Janus Institutional Cash Reserves Fund April 30, 2006 21

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/06)

C-0606-22  103-24-100 06-06

2006 Semiannual Report

Janus Smart Portfolios

Janus Smart Portfolio - Growth

Janus Smart Portfolio - Moderate

Janus Smart Portfolio - Conservative

Look Inside. . .

•  Portfolio manager perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics and holdings

Janus Smart Portfolios

President and CEO Letter to Shareholders	1

Portfolio Managers' Commentaries and Schedules of Investments

Janus Smart Portfolio - Growth	6

Janus Smart Portfolio - Moderate	10

Janus Smart Portfolio - Conservative	14

Statements of Assets and Liabilities	18

Statements of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	21

Notes to Schedules of Investments	23

Notes to Financial Statements	24

Additional Information	36

Explanations of Charts, Tables and Financial Statements	38

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

CEO's Letter

Gary Black

President and Chief Executive Officer

Dear Shareholders,

Before offering my perspective on the economy, the markets and the progress we've made at Janus during the six months ended April 30, 2006, I'd like to thank you for your continued confidence and investment in Janus' funds. Your unwavering support is the driving force behind our desire to deliver the strong, consistent fund performance that you've come to expect from Janus.

As you'll read on the following pages, our fund managers continued to deliver excellent performance – for the one-year period ended April 30, 2006, 68% of Janus' retail funds ranked within Lipper's top two quartiles based on total returns. For the five years ended April 30, 2006, 57% of our retail funds earned first- or second-quartile Lipper rankings – up from 30% a year ago. Over the past three years, Janus' U.S. equity funds have gained an average of 21% annually, versus a 12% gain for the Russell 1000® Growth Index and a 15% gain for the S&P 500® Index. (See performance and complete ranking figures on pages 3-4).

Staying Focused on Consistent Performance

While we're pleased to report solid performance across different time periods, our goal is to ensure consistency in our investment returns across different market cycles as well. We employ several tools to help us meet this goal, beginning with detailed research processes that help us single out what we feel are the best investments for our funds. The very talented and experienced individuals at the heart of these processes – our research analysts and portfolio managers – are what distinguish Janus from its asset management peers. Additionally, our robust risk management tools and disciplined buy/sell strategies help in our efforts to deliver consistent performance over full market cycles.

...our goal is to ensure consistency in our investment returns across different market cycles...

We recently appointed Chief Investment Officers to oversee our various investment disciplines. Jonathan Coleman and David Decker oversee our U.S. Growth and Core funds, Jason Yee is responsible for our Global and International funds, and Gibson Smith has oversight of our Fixed-Income and Money Market funds. In their respective roles, these individuals serve as player-coaches with the portfolio managers and analysts who work with them and focus on driving performance of the products they oversee.

Combined, we believe these elements of our research process will help us as we strive to deliver strong fund performance in all market environments.

Corporate Profits Remained Strong

On that note, I'd like to summarize the environment we – and other investors – operated in during the past six months. Stronger-than-expected economic data and growing anticipation of a possible conclusion to monetary tightening by the Federal Reserve drove U.S. equity markets higher during the period. Notwithstanding a sharp spike in energy prices in early 2006 and clear signs of a slowdown in the U.S. housing market, corporate profits continued to grow at a healthy clip and consumer spending remained robust. Financial markets observed a smooth transition in leadership at the Federal Reserve Board after Chairman Alan Greenspan's long tenure, and investors appeared to conclude that incoming Chairman Ben Bernanke would pursue a similar course to that of his predecessor, namely, to contain inflation and promote long-term economic growth. Perhaps the biggest risk, in our opinion, is that the Federal Reserve could increase short-term rates too aggressively to curb potential inflation, which could cause longer-term growth to stall.

Areas of particular strength in the market included economically sensitive sectors such as financial services, industrials and energy, all of which benefited from continued evidence of strong U.S. economic growth. Overseas markets also delivered healthy returns, with Japan's economic recovery reawakening domestic Japanese investors to the Japanese equity market, and rapid industrialization and growing consumer wealth driving significant gains in emerging equity markets like Brazil, China and India.

Greater Diversification Sought by Investors

It was encouraging to see equity markets worldwide climb higher during the period. And yet, if there's one thing that all investors can consistently count on, it's that there is no consistency in the markets. This year's gains could be next year's losses. With this in mind, more and more investors seem to be making a concerted effort to maintain a

Janus Smart Portfolios April 30, 2006 1

Continued

diversified portfolio. In recognition of this, we launched Janus Smart Portfolios in late December 2005. These Portfolios are geared toward investors who may not have the time to allocate their assets according to their specific goals and risk tolerance.

Janus Smart Portfolios invest in a combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary). We believe the unique combination of these two different investment styles, assembled with the view of providing long-term diversification and market opportunity, will be of great benefit to shareholders as they invest toward their goals. And with three different portfolios to choose from – Growth, Moderate and Conservative – investors can choose the level of risk they are willing to take in pursuit of their goals.

A Compelling Case for Growth

In summary, the economic outlook appears positive to us, and we find valuations for U.S. equities attractive. The combination of those two factors continues to make a solid case for growth investing. Although future interest rate increases are becoming less likely, we will continue to closely monitor the actions of the Federal Reserve. Regardless of the macroeconomic climate ahead, we remain dedicated to rewarding your trust and confidence in Janus with strong, consistent fund performance.

Sincerely,

Gary Black
Chief Executive Officer and
Chief Investment Officer

2 Janus Smart Portfolios April 30, 2006

Lipper Rankings

		Lipper Rankings – Based on total return as of 4/30/06
		ONE YEAR		THREE YEAR		FIVE YEAR		TEN YEAR		SINCE INCEPTION
	LIPPER CATEGORY	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS	PERCENTILE RANK (%)	RANK/ TOTAL FUNDS
Janus Investment Funds
(Inception Date)
Janus Fund (2/70)	Large-Cap Growth Funds	43	296/698	48	280/590	79	374/474	44	72/165	5	1/19
Janus Enterprise Fund(1) (9/92)	Mid-Cap Growth Funds	58	324/563	30	134/461	72	257/357	69	88/128	40	20/49
Janus Mercury Fund(1) (5/93)	Large-Cap Growth Funds	31	210/698	9	53/590	65	306/474	11	18/165	2	1/84
Janus Olympus Fund(1) (12/95)	Multi-Cap Growth Funds	44	186/423	53	190/359	66	188/288	27	25/95	15	13/88
Janus Orion Fund (6/00)	Multi-Cap Growth Funds	3	11/423	1	3/359	3	8/288	N/A	N/A	27	61/230
Janus Triton Fund (2/05)	Small-Cap Growth Funds	12	59/533	N/A	N/A	N/A	N/A	N/A	N/A	3	14/520
Janus Twenty Fund* (4/85)	Large-Cap Growth Funds	6	36/698	2	6/590	12	56/474	2	2/165	3	1/40
Janus Venture Fund* (4/85)	Small-Cap Growth Funds	59	311/533	10	45/453	20	70/363	38	44/117	10	1/10
Janus Global Life Sciences Fund (12/98)	Health/Biotechnology Funds	33	57/176	25	39/161	43	55/127	N/A	N/A	31	15/48
Janus Global Technology Fund (12/98)	Science & Technology Funds	33	94/292	43	113/265	58	132/230	N/A	N/A	23	17/76
Janus Balanced Fund(1) (9/92)	Mixed-Asset Target Allocation Moderate Funds	13	49/395	52	140/271	39	81/210	3	2/81	4	1/27
Janus Contrarian Fund (2/00)	Multi-Cap Core Funds	1	3/834	1	3/588	3	11/421	N/A	N/A	9	29/332
Janus Core Equity Fund(1) (6/96)	Large-Cap Core Funds	2	9/864	3	20/746	3	16/618	N/A	N/A	2	3/248
Janus Growth and Income Fund(1) (5/91)	Large-Cap Core Funds	5	35/864	9	65/746	15	90/618	3	5/240	6	5/96
Janus Research Fund (2/05)	Multi-Cap Growth Funds	8	31/423	N/A	N/A	N/A	N/A	N/A	N/A	7	26/410
INTECH Risk-Managed Stock Fund (2/03)	Multi-Cap Core Funds	58	483/834	22	129/588	N/A	N/A	N/A	N/A	26	150/586
Janus Mid Cap Value Fund - Inv(1)(2) (8/98)	Mid-Cap Value Funds	75	201/267	53	114/216	35	51/146	N/A	N/A	5	4/81
Janus Small Cap Value Fund - Inv*(2) (10/87)	Small-Cap Core Funds	97	612/633	91	456/504	65	243/373	N/A	N/A	N/A	N/A
Janus Federal Tax-Exempt Fund (5/93)	General Municipal Debt Funds	60	155/260	89	221/249	71	156/221	86	122/142	83	64/77
Janus Flexible Bond Fund(1) (7/87)	Intermediate Investment Grade Debt Funds	37	172/473	36	146/406	24	74/320	24	35/147	24	6/25
Janus High-Yield Fund (12/95)	High Current Yield Funds	38	164/439	72	276/385	55	169/311	9	10/111	3	3/104
Janus Short-Term Bond Fund(1) (9/92)	Short Investment Grade Debt Funds	30	68/228	21	38/181	49	63/129	20	13/66	43	11/25
Janus Global Opportunities Fund(1) (6/01)	Global Funds	100	360/362	54	154/286	N/A	N/A	N/A	N/A	23	50/224
Janus Overseas Fund(1) (5/94)	International Funds	1	2/910	1	2/770	19	114/599	4	8/230	2	2/120
Janus Worldwide Fund(1) (5/91)	Global Funds	94	339/362	98	279/286	99	217/220	68	56/82	28	5/17

(1)The date of the Lipper ranking is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

(2)Rating is for the Investor share class only; other classes may have different performance characteristics.

*Closed to new investors.

Data presented represents past performance, which is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Smart Portfolios April 30, 2006 3

Performance

	Average Annual Total Return for the periods ended 4/30/06
	ONE YEAR	THREE YEAR	FIVE YEAR	10 YEAR	SINCE INCEPTION
Fund/Index
(Inception Date)
Janus Fund (2/70)	17.28%	11.85%	(2.62)%	6.67%	13.86%
Janus Contrarian Fund(1)(2)(3) (2/00)	38.81%	31.63%	10.68%	N/A	9.63%
Janus Core Equity Fund(3) (6/96)	31.00%	19.14%	5.74%	N/A	13.43%
Janus Enterprise Fund (9/92)	29.21%	22.74%	1.87%	6.69%	11.63%
Janus Growth and Income Fund (5/91)	25.82%	16.82%	3.44%	12.02%	13.80%
Janus Mercury Fund (5/93)	19.00%	15.42%	(1.74)%	8.56%	12.70%
Janus Mid Cap Value Fund - Investor Shares(3)(4) (8/98)	20.64%	23.27%	12.45%	N/A	17.97%
Janus Olympus Fund (12/95)	26.44%	16.83%	0.45%	9.78%	11.77%
Janus Orion Fund(1)(5)(6)(7) (6/00)	41.50%	27.95%	10.72%	N/A	(0.73)%
Janus Small Cap Value Fund - Investor Shares* (10/87)	20.30%	20.76%	10.80%	15.60%	N/A
Janus Twenty Fund*(4)(6) (4/85)	24.20%	19.02%	2.05%	10.70%	13.48%
Janus Venture Fund*(8) (4/85)	32.58%	27.53%	9.14%	9.29%	13.88%
INTECH Risk-Managed Stock Fund(3) (2/03)	17.81%	19.16%	N/A	N/A	20.50%
S&P 500® Index	15.42%	14.68%	2.70%	8.94%	N/A
Russell 1000® Growth Index	15.18%	12.05%	(0.76)%	6.21%	N/A

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

The average performance of Janus' U.S. equity funds over the past three years was calculated using the three-year total returns of the 13 funds contained in the performance chart above. The 13 funds reflected in the performance chart above are those which Janus categorizes as U.S. equity funds and which have performance histories of three or more years.

*Closed to new investors

(1)This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund's returns and NAV may be subject to such volatility.

(2)The Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

(3)The Fund will invest at least 80% of its net assets in the type of securities described by its name.

(4)Due to certain investment strategies, the Fund may have an increased position in cash.

(5)The Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

(6)Returns have sustained significant gains due to market volatility in the healthcare sector.

(7)Returns have sustained significant gains due to market volatility in the financials sector.

(8)This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

Total return includes reinvestment of dividends, distributions and capital gains.

A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities and emerging markets, non-investment grade debt securities, undervalued or overlooked companies, companies with relatively small market capitalizations and investments in specific industries or countries. Please see a Janus prospectus or janus.com for more information about fund holdings and details.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

There is no assurance that the investment process will consistently lead to successful investing.

Returns shown for Janus Mid Cap Value Fund prior to 4/21/03 are those of Berger Mid Cap Value Fund.

Returns shown for Janus Small Cap Value Fund prior to 4/21/03 are those of Berger Small Cap Value Fund.

Effective 2/1/06, Blaine Rollins is no longer the portfolio manager of Janus Fund, and David Corkins is now the Fund manager.

Effective 2/1/06, David Corkins is no longer the portfolio manager of Janus Mercury Fund. A research team now selects the investments for Janus Mercury Fund led by the Director of Research, Jim Goff.

Effective 2/28/06, Janus Risk-Managed Stock Fund changed its name to INTECH Risk-Managed Stock Fund.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

INTECH is a subsidiary of Janus Capital Group Inc.

A Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4 Janus Smart Portfolios April 30, 2006

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. They are a reflection of the their best judgment at the time this report was compiled, which was April 30, 2006. As the investing environment changes, so could their opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio's Expense Example, which appears in each Portfolio's Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, such as underlying funds' redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from December 30, 2005 to April 30, 2006.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Portfolio's total operating expenses, excluding any expenses of an underlying fund, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least March 1, 2007. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolios' prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds' redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Smart Portfolios April 30, 2006 5

Janus Smart Portfolio – Growth (unaudited)

Ticker: JSPGX

Fund Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital with approximately 80% allocated to stocks and 20% to bonds and money markets.

Dan Scherman

portfolio manager

Performance Overview

Janus Smart Portfolio – Growth has gained 9.30% since its inception on December 30, 2005 through April 30, 2006 and outpaced its primary benchmark, the S&P 500® Index, which returned 5.61% for the period. The Portfolio also beat its secondary benchmark, the internally-calculated Growth Allocation Index, which returned 7.72%. The Growth Allocation Index is comprised of a 50% weighting in the Dow Jones Wilshire 5000 Index, a 25% weighting in the Morgan Stanley Capital International (MSCI) EAFE® Index, a 20% weighting in the Lehman Brothers Aggregate Bond Index, and a 5% weighting in the MSCI Emerging Markets Free (EMF) IndexSM. These results are consistent with the Portfolio's objective, which is to provide exposure to both stocks and bonds with a clear emphasis on growth of capital.

Investment Process

Janus Smart Portfolio – Growth is structured as a "fund of funds" portfolio that provides investors with broad, diversified exposure to various types of investments with a clear emphasis on growth. The Portfolio is also designed to blend the two core competencies Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. We believe that combining these two very different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

Our investment process involves setting return expectations for all of the possible investment instruments in conjunction with an outside consultant, establishing an ideal "model" portfolio based on the specific risk/return objective of Janus Smart Portfolio – Growth, and then selecting the appropriate Janus and INTECH funds, which replicate our desired exposure.

Under normal market conditions, a broadly diversified portfolio attempts to buffer the risk an all-stock portfolio might ordinarily bear. The allocations we choose are consistent with our view of both current market conditions and the long-term trade-off between risk and reward that each of these investment types represents. However, as a result of changing market conditions, the model Portfolio's exposure may change as well as the underlying funds used to achieve the desired results.

To achieve the desired asset allocation targets, we invested in the following Funds as of the end of the period:

Janus Smart Portfolio – Growth (% of Net Assets)

Janus Overseas Fund	26.7%
Janus Flexible Bond Fund	14.4%
Janus Adviser INTECH Risk-Managed Value Fund	12.4%
Janus Adviser INTECH Risk-Managed Growth Fund	12.1%
Janus Mercury Fund	9.9%
Janus Growth and Income Fund	9.8%
Janus Twenty Fund	9.8%
Janus High-Yield Fund	4.9%

Notably, we made one change during the period. In April, we traded our position in Janus Research Fund for a position in Janus Mercury Fund. This change was made in recognition of Janus Mercury Fund's switch to a team-based portfolio management process that is consistent with our objectives in managing the Janus Smart Portfolios. It is in no way a reflection of the performance of Janus Research Fund, which has been an outstanding contributor to the Portfolio's results.

Individual Performers and Detractors

As you might expect, the Portfolio's returns reflected some of the market's broader themes during the period. For example, bond investors showed a clear preference for riskier bonds that have greater sensitivity to the overall health of the economy

6 Janus Smart Portfolios April 30, 2006

(unaudited)

than they do to the overall direction of interest rates. Accordingly, our investment in Janus High-Yield Fund – which invests in these types of higher-yielding bonds – outperformed our investment in Janus Flexible Bond Fund, which is relatively more sensitive to a rising rate environment.

The equity portion of the Portfolio also mirrored broader market trends. For example, international stocks continued to outshine domestic stocks as they have done for several years running. In particular, stocks in emerging markets such as Brazil and India have performed particularly well. Our investment in Janus Overseas Fund, which was the Portfolio's largest single holding during the period, gained substantially in part due to its exposure to emerging markets equities.

Elsewhere, the market's continued preference for smaller stocks relative to their larger-cap peers showed up in the relative outperformance of Janus Research Fund, which tends to invest a greater portion of its assets in smaller stocks than our other holdings. While our investments in larger-cap holdings like Janus Growth and Income Fund and Janus Twenty Fund performed well during the period, Janus Research Fund was among our best performing positions during the period. As noted above, we have since swapped our exposure in Janus Research Fund for a similar position in Janus Mercury Fund.

Finally, investors have continued to favor large-cap value-oriented stocks at the expense of large-cap growth stocks. That trend was visible in the outperformance of Janus Adviser INTECH Risk-Managed Value Fund over its close mathematical cousin, Janus Adviser INTECH Risk-Managed Growth Fund. By maintaining similar exposures to each of these funds, we expect to participate equally, whether investors continue to prefer large-cap value stocks or if – as some investors expect – the pendulum ultimately swings back toward large-cap growth stocks.

Investment Strategy and Outlook

If there is a theme to this letter, it is simply that investors favor different asset classes (and investment styles) at different points in the market cycle. Our objective is to provide exposure to as broad a range of investments as possible in the hope that doing so will allow us to participate in market gains no matter what the current "flavor of the day" is and to provide a smoother, more stable ride in the process.

Thank you for your investment in Janus Smart Portfolio – Growth.

Janus Smart Portfolio – Growth At a Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2006

Janus Smart Portfolios April 30, 2006 7

Janus Smart Portfolio – Growth (unaudited)

Performance

Cumulative Total Return – for the period ended April 30, 2006

Since Inception*
Janus Smart Portfolio - Growth	9.30%
S&P 500® Index	5.61%
Growth Allocation Index	7.72%

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

A portfolio's performance for very short time periods may not be indicative of future performance.

*The Portfolio's inception date – December 30, 2005

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Capital Management LLC has contractually agreed to waive the Portfolio's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, total return would have been lower.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (12/30/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (12/30/05-4/30/06)
Actual	$1,000.00	$1,093.00	$0.84	*
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	$1.20	**

*Expenses paid reflect only the inception period (December 30, 2005 to April 30, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.24% multiplied by the average account value over the period, multiplied by 122/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 0.24% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

8 Janus Smart Portfolios April 30, 2006

Janus Smart Portfolio – Growth

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Mutual Funds(1) - 100%
Equity Funds - 80.7%
305,429	Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	$4,095,806
393,064	Janus Adviser INTECH Risk-Managed Value Fund - I Shares	4,209,713
86,590	Janus Growth and Income Fund	3,331,129
141,146	Janus Mercury Fund	3,371,974
227,670	Janus Overseas Fund	9,047,607
65,234	Janus Twenty Fund	3,332,134
		27,388,363
Fixed-Income Funds - 19.3%
526,637	Janus Flexible Bond Fund	4,876,656
172,803	Janus High-Yield Fund	1,667,550
		6,544,206
	Total Investments (total cost $32,867,256) – 100%	33,932,569
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(11,132)
	Net Assets – 100%	$33,921,437

(1) The Portfolio may invest in mutual funds within the Janus family of funds, and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios April 30, 2006 9

Janus Smart Portfolio – Moderate (unaudited)

Ticker: JSPMX

Fund Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks growth of capital and income with approximately 60% allocated to stocks and 40% to bonds and money markets.

Dan Scherman

portfolio manager

Performance Overview

Janus Smart Portfolio – Moderate has gained 6.70% since its inception on December 30, 2005 through April 30, 2006 and outpaced its primary benchmark, the S&P 500® Index, which returned 5.61% for the period. The Portfolio also beat its secondary benchmark, the internally-calculated Moderate Allocation Index, which returned 5.26%. The Moderate Allocation Index is comprised of a 40% weighting in the Dow Jones Wilshire 5000 Index, a 40% weighting in the Lehman Brothers Aggregate Bond Index, and 18% weighting in the Morgan Stanley Capital International (MSCI) EAFE® Index, and a 2% weighting in the MSCI Emerging Markets Free (EMF) IndexSM. These results are consistent with the Portfolio's objective, which is to provide balanced exposure to both stocks and bonds.

Investment Process

Janus Smart Portfolio – Moderate is structured as a "fund of funds" portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on modest growth. Our investment process involves setting return expectations for all of the possible investment instruments in conjunction with an outside consultant, establishing an ideal "model" portfolio based on the specific risk/return objective of Janus Smart Portfolio - Moderate, and then selecting the appropriate Janus and INTECH funds, which replicate our desired exposure.

Under normal market conditions, a broadly diversified portfolio attempts to buffer the risk an all-stock portfolio might ordinarily bear. The allocations we choose are consistent with our view of both current market conditions and the long-term trade-off between risk and reward that each of these investment types represents. However, as a result of changing market conditions, the model Portfolio's exposure may change as well as the underlying funds used to achieve the desired results.

To achieve the desired asset allocation targets, we invested in the following Funds as of the end of the period:

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Flexible Bond Fund	29.1%
Janus Overseas Fund	18.3%
Janus Growth and Income Fund	12.9%
Janus Adviser INTECH Risk-Managed Value Fund	10.1%
Janus Adviser INTECH Risk-Managed Growth Fund	9.8%
Janus Mercury Fund	5.0%
Janus Twenty Fund	5.0%
Janus High-Yield Fund	5.0%
Janus Short-Term Bond Fund	4.9%

Notably, we made one change during the period. In April, we traded our position in Janus Research Fund for a position in Janus Mercury Fund. This change was made in recognition of Janus Mercury Fund's switch to a team-based portfolio management process that is consistent with our objectives in managing the Janus Smart Portfolios. It is in no way a reflection of the performance of Janus Research Fund, which has been an outstanding contributor to the Portfolio's results.

Individual Performers and Detractors

As you might expect, the Portfolio's returns reflected some of the market's broader themes during the period. For example, bond investors showed a clear preference for riskier bonds that have greater sensitivity to the overall health of the economy than they do to the direction of interest rates. Accordingly, our investment in Janus High-Yield Fund – which invests in these types of higher-yielding bonds – performed well. Meanwhile, the rising interest rate environment worked against both Janus Flexible Bond Fund and Janus Short-Term Bond Fund, something wholly consistent with these Funds' sensitivity to rising interest rates. Janus Short-Term Bond Fund held up better than Janus Flexible Bond Fund given its shorter duration, which tends to provide insulation against rising interest rates.

The equity portion of the Portfolio also mirrored broad market trends. For example, international stocks continued to outshine domestic stocks, as they have done for several years running. In particular, stocks domiciled in emerging markets such as Brazil and India have done especially well. Our investment in Janus Overseas Fund, which was one of the Portfolio's largest holdings during the period, gained

10 Janus Smart Portfolios April 30, 2006

(unaudited)

substantially, due in part to its exposure to emerging market equities.

Elsewhere, the market's continued preference for smaller stocks relative to their larger-cap peers showed up in the relative outperformance of Janus Research Fund, which tends to invest a greater portion of its assets in smaller stocks than our other holdings. While our investments in larger-cap holdings like Janus Growth and Income Fund and Janus Twenty Fund performed well during the period, Janus Research Fund was among our best performing positions during the period. As noted above, we have since swapped our exposure in Janus Research Fund for a similar position in Janus Mercury Fund.

Finally, investors have continued to favor large-cap value-oriented stocks at the expense of large-cap growth stocks. That trend was visible in the outperformance of Janus Adviser INTECH Risk-Managed Value Fund over its close mathematical cousin, Janus Adviser INTECH Risk-Managed Growth Fund. By maintaining similar exposures to each of these funds, we hope to participate equally, whether investors continue to prefer large-cap value stocks or if – as some investors expect – the pendulum ultimately swings back toward large-cap growth stocks.

Investment Strategy and Outlook

If there is a theme to this letter, it is simply that investors favor different asset classes (and investment styles) at different points in the market cycle. Our objective is to provide exposure to as broad a range of investments as possible in the hope that doing so will allow us to participate in market gains no matter what the current "flavor of the day" is and to provide a smoother, more stable ride in the process.

Thank you for your investment in Janus Smart Portfolio – Moderate.

Janus Smart Portfolio – Moderate At a Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2006

*Includes cash and cash equivalents of (0.1)%.

Janus Smart Portfolios April 30, 2006 11

Janus Smart Portfolio – Moderate (unaudited)

Performance

Cumulative Total Return – for the period ended April 30, 2006

Since Inception*
Janus Smart Portfolio - Moderate	6.70%
S&P 500® Index	5.61%
Moderate Allocation Index	5.26%

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

A portfolio's performance for very short time periods may not be indicative of future performance.

* The Portfolio's inception date – December 30, 2005

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Capital Management LLC has contractually agreed to waive the Portfolio's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, total return would have been lower.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (12/30/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (12/30/05-4/30/06)
Actual	$1,000.00	$1,067.00	$0.69	*
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.00	**

*Expenses paid reflect only the inception period (December 30, 2005 to April 30, 2006). Therefore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 122/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

12 Janus Smart Portfolios April 30, 2006

Janus Smart Portfolio – Moderate

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Mutual Funds(1) - 100.1%
Equity Funds - 61.1%
170,734	Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	$2,289,538
219,704	Janus Adviser INTECH Risk-Managed Value Fund - I Shares	2,353,032
78,606	Janus Growth and Income Fund	3,023,967
49,245	Janus Mercury Fund	1,176,452
107,904	Janus Overseas Fund	4,288,115
22,790	Janus Twenty Fund	1,164,122
		14,295,226
Fixed-Income Funds - 39.0%
736,390	Janus Flexible Bond Fund	6,818,968
120,750	Janus High-Yield Fund	1,165,233
401,003	Janus Short-Term Bond Fund	1,150,880
		9,135,081
	Total Investments (total cost $22,977,210) – 100.1%	23,430,307
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(18,260)
	Net Assets – 100%	$23,412,047

(1) The Portfolio may invest in mutual funds within the Janus family of funds, and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios April 30, 2006 13

Janus Smart Portfolio – Conservative (unaudited)

Ticker: JSPCX

Fund Snapshot

This asset allocation fund combines funds backed by Janus' fundamental research approach with those using the mathematical approach of INTECH. The portfolio seeks income and a secondary emphasis of growth of capital with approximately 60% allocated to bonds and money markets and 40% to stocks.

Dan Scherman

portfolio manager

Performance Overview

Janus Smart Portfolio – Conservative has gained 4.40% since its inception on December 30, 2005 through April 30, 2006 and slightly underperformed the primary benchmark, the S&P 500® Index, which returned 5.61% for the same period. The Portfolio beat a 3.04% return by its secondary benchmark, the internally-calculated Conservative Allocation Index. The Conservative Allocation Index is comprised of a 60% weighting in the Lehman Brothers Aggregate Bond Index, a 28% weighting in the Dow Jones Wilshire 5000 Index, and a 12% weighting in the Morgan Stanley Capital International EAFE® Index. These results are consistent with the Portfolio's objective, which is to provide exposure to both stocks and bonds while emphasizing the downside protection typically offered by fixed-income securities.

Investment Process

Janus Smart Portfolio – Conservative is structured as a "fund of funds" portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on controlling risk. The Portfolio is also designed to blend the two core competencies Janus enjoys as an organization: mathematically driven, risk-managed strategies and fundamentally driven, growth-oriented investments. We believe that combining these two very different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

Our investment process involves setting return expectations for all of the possible investment instruments in conjunction with an outside consultant, establishing an ideal "model" portfolio based on the specific risk/return objective of the Janus Smart Portfolio – Conservative, and then selecting the appropriate Janus and INTECH funds, which replicate our desired exposure.

The allocations we choose are consistent with our view of both current market conditions and the long-term trade-off between risk and reward that each of these investment types represents. However, as a result of changing market conditions, the model Portfolio's exposure may change as well as the underlying funds used to achieve the desired results.

To achieve the desired asset allocation targets, we invested in the following Funds as of the end of the period:

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Flexible Bond Fund	44.0%
Janus Overseas Fund	10.9%
Janus Short-Term Bond Fund	9.9%
Janus Adviser INTECH Risk-Managed Value Fund	7.6%
Janus Adviser INTECH Risk-Managed Growth Fund	7.4%
Janus Contrarian Fund	5.2%
Janus Mercury Fund	5.1%
Janus Growth and Income Fund	5.0%
Janus High-Yield Fund	5.0%

Notably, we made one change during the period. In April, we traded our position in Janus Research Fund for a position in Janus Mercury Fund. This change was made in recognition of Janus Mercury Fund's switch to a team-based portfolio management process that is consistent with our objectives in managing Janus Smart Portfolios. It is in no way a reflection of the performance of Janus Research Fund, which has been an outstanding contributor to the Portfolio's results.

Individual Performers and Detractors

As you might expect, the Portfolio's returns reflected some of the market's broader themes during the period. For example,

14 Janus Smart Portfolios April 30, 2006

(unaudited)

bond investors showed a clear preference for riskier bonds that have greater sensitivity to the overall health of the economy than they do to the direction of interest rates. Accordingly, our investment in Janus High-Yield Fund – which invests in these types of higher-yielding bonds – performed well. Meanwhile, the rising rate environment worked against both Janus Flexible Bond Fund and Janus Short-Term Bond Fund, something wholly consistent with these Funds' sensitivity to rising interest rates. Rising interest rates typically cause bond prices to fall, and prices of bonds with longer maturities tend to be more sensitive to changes in interest rates than bonds with shorter maturities. Therefore, Janus Short Term Bond Fund was slightly more insulated from the rising interest rate environment than Janus Flexible Bond Fund.

The equity portion of the Portfolio also mirrored broader market trends. For example, international stocks continued to outshine domestic stocks as they have done for several years running. In particular, stocks domiciled in emerging markets such as Brazil and India have been among the best performers. Our investment in Janus Overseas Fund, which was the Portfolio's largest equity holding during the period, gained substantially in part due to its exposure to these rapidly growing regions. Similarly, we benefited from our investment in Janus Contrarian Fund, which held a sizable portion of its assets in companies located outside the United States.

Elsewhere, the market's continued preference for smaller stocks relative to their larger-cap peers showed up in the relative outperformance of Janus Research Fund, which tends to invest a greater portion of its assets in smaller stocks than our other holdings. While our investments in larger-cap holdings like Janus Growth and Income Fund performed well during the period, Janus Research Fund was among our best performing positions. As noted above, we have since swapped our exposure in Janus Research Fund for a similar position in Janus Mercury Fund.

Finally, investors have continued to favor large-cap value-oriented stocks at the expense of large-cap growth stocks. That trend was visible in the outperformance of Janus Adviser INTECH Risk-Managed Value Fund over its close mathematical cousin, Janus Adviser INTECH Risk-Managed Growth Fund. By maintaining similar exposures to each of these funds, we hope to participate equally, whether investors continue to prefer large-cap value stocks or if – as some investors expect – the pendulum ultimately swings back toward large-cap growth stocks.

Investment Strategy and Outlook

If there is a theme to this letter, it is simply that investors favor different asset classes (and investment styles) at different points in the market cycle. Our objective is to provide exposure to as broad a range of investments as possible in the hope that doing so will allow us to participate in market gains no matter what the current "flavor of the day" and provide a smoother, more stable ride in the process.

Thank you for your investment in Janus Smart Portfolio – Conservative.

Janus Smart Portfolio – Conservative At a Glance

Asset Allocation – (% of Net Assets)
As of April 30, 2006

*Includes cash and cash equivalents of (0.1)%.

Janus Smart Portfolios April 30, 2006 15

Janus Smart Portfolio – Conservative (unaudited)

Performance

Cumulative Total Return – for the period ended April 30, 2006

Since Inception*
Janus Smart Portfolio - Conservative	4.40%
S&P 500® Index	5.61%
Conservative Allocation Index	3.04%

Visit janus.com to view up to date performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 800.525.3713 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

A portfolio's performance for very short time periods may not be indicative of future performance.

* The Portfolio's inception date – December 30, 2005

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio's holdings may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Capital Management LLC has contractually agreed to waive the Portfolio's total operating expenses to levels indicated in the prospectus until at least March 1, 2007. Total returns shown include fee waivers, if any, and without such waivers, total return would have been lower.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 5 for a detailed explanation of the information presented in these charts.

Expense Example	Beginning Account Value (12/30/05)	Ending Account Value (4/30/06)	Expenses Paid During Period (12/30/05-4/30/06)
Actual	$1,000.00	$1,044.00	$0.61	*
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$0.90	**

*Expenses paid reflect only the inception period (December 30, 2005 to April 30, 2006). There fore, expenses shown are lower than would be expected for a six-month period. Expenses for the six-month period will be reflected in future reports. Expenses are equal to the annualized expense ratio of 0.18% multiplied by the average account value over the period, multiplied by 122/365 (to reflect the inception period). Expenses may include the effect of contractual waivers by Janus Capital.

**Expenses are equal to the annualized expense ratio of 0.18% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

16 Janus Smart Portfolios April 30, 2006

Janus Smart Portfolio – Conservative

Schedule of Investments (unaudited)

As of April 30, 2006

Shares or Principal Amount		Value
Mutual Funds(1) - 100.1%
Equity Funds - 41.2%
44,860	Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	$601,570
57,735	Janus Adviser INTECH Risk-Managed Value Fund - I Shares	618,351
24,881	Janus Contrarian Fund	419,737
10,598	Janus Growth and Income Fund	407,710
17,280	Janus Mercury Fund	412,817
22,309	Janus Overseas Fund	886,571
		3,346,756
Fixed-Income Funds - 58.9%
385,859	Janus Flexible Bond Fund	3,573,051
42,301	Janus High-Yield Fund	408,203
280,809	Janus Short-Term Bond Fund	805,919
		4,787,173
	Total Investments (total cost $8,050,073) – 100.1%	8,133,929
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(5,878)
	Net Assets – 100%	$8,128,051

(1) The Portfolio may invest in mutual funds within the Janus family of funds, and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios April 30, 2006 17

Statements of Assets and Liabilities

As of April 30, 2006 (unaudited) (all numbers in thousands except net asset value per share)	Janus Smart Portfolio - Growth	Janus Smart Portfolio - Moderate	Janus Smart Portfolio - Conservative
Assets:
Investments at cost	$32,867	$22,977	$8,050
Investments at value	$33,933	$23,430	$8,134
Receivables:
Fund shares sold	480	352	20
Due from adviser	1	5	3
Dividends	24	31	16
Total Assets	34,438	23,818	8,173
Liabilities:
Payables:
Investments purchased	444	270	21
Portfolio shares repurchased	59	116	15
Advisory fees	1	1	–
Transfer agent fees and expenses	7	11	4
Non-interested Trustees' fees and expenses	–	–	–
Accrued expenses	6	8	5
Total Liabilities	517	406	45
Net Assets	$33,921	$23,412	$8,128
Net Assets Consist of:
Capital (par value and paid in surplus)*	$32,707	$22,854	$7,994
Undistributed net investment income/(loss)*	54	74	38
Undistributed net realized gain/(loss) from investments*	95	31	12
Unrealized appreciation/(depreciation) of investments	1,065	453	84
Total Net Assets	$33,921	$23,412	$8,128
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,104	2,195	779
Net Asset Value Per Share	$10.93	$10.67	$10.44

*  See Note 4 in Notes to Financial Statements

See Notes to Financial Statements.

18 Janus Smart Portfolios April 30, 2006

Statements of Operations

For the period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Smart Portfolio - Growth(1)	Janus Smart Portfolio - Moderate(1)	Janus Smart Portfolio - Conservative(1)
Investment Income:
Dividends from affiliates	$68	$82	$41
Total Investment Income	68	82	41
Expenses:
Advisory fees	3	2	1
Transfer agent fees and expenses	15	17	8
Postage and mailing expenses	2	3	1
Professional fees	3	3	3
Non-interested Trustees' fees and expenses	–	–	–
Printing expenses	2	3	1
Other expenses	1	1	1
Total Expenses	26	29	15
Expense and Fee Offset	–	–	–
Net Expenses	26	29	15
Less: Excess Expense Reimbursement	(12)	(21)	(12)
Net Expenses after Expense Reimbursement	14	8	3
Net Investment Income/(Loss)	54	74	38
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	95	31	12
Change in net unrealized appreciation or depreciation of investments	1,065	453	84
Net Gain/(Loss) on Investments	1,160	484	96
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,214	$558	$134

(1)  Period from December 30, 2005 (inception date) through April 30, 2006.

See Notes to Financial Statements.

Janus Smart Portfolios April 30, 2006 19

Statements of Changes in Net Assets

For the period ended April 30, 2006 (unaudited) (all numbers in thousands)	Janus Smart Portfolio - Growth 2006(1)	Janus Smart Portfolio - Moderate 2006(1)	Janus Smart Portfolio - Conservative 2006(1)
Operations:
Net investment income/(loss)	$54	$74	$38
Net realized gain/(loss) from investment transactions	95	31	12
Change in unrealized net appreciation/(depreciation) of investments	1,065	453	84
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,214	558	134
Dividends and Distributions to Shareholders:
Net investment income*	–	–	–
Net realized gain/(loss) from investment transactions*	–	–	–
Net Decrease from Dividends and Distributions	–	–	–
Capital Share Transactions:
Shares sold	34,056	24,564	8,683
Reinvested dividends and distributions	–	–	–
Shares repurchased	(1,349)	(1,710)	(689)
Net Increase/(Decrease) from Capital Share Transactions	32,707	22,854	7,994
Net Increase/(Decrease) in Net Assets	33,921	23,412	8,128
Net Assets:
Beginning of period	–	–	–
End of period	$33,921	$23,412	$8,128
Undistributed net investment income/(loss)*	$54	$74	$38

(1)  Period from December 30, 2005 (inception date) through April 30, 2006.

*  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

20 Janus Smart Portfolios April 30, 2006

Financial Highlights

	Janus Smart Portfolio - Growth
For a share outstanding during the period ended April 30 (unaudited)	2006(1)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02
Net gains/(losses) on securities (both realized and unrealized)	.91
Total from Investment Operations	.93
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.93
Total Return**	9.30%
Net Assets, End of Period (in thousands)	$33,921
Average Net Assets for the Period (in thousands)	$17,257
Ratio of Gross Expenses to Average Net Assets***(2)	0.24	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.94%
Portfolio Turnover Rate***	36%
	Janus Smart Portfolio - Moderate
For a share outstanding during the period ended April 30 (unaudited)	2006(1)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03
Net gains/(losses) on securities (both realized and unrealized)	.64
Total from Investment Operations	.67
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.67
Total Return**	6.70%
Net Assets, End of Period (in thousands)	$23,412
Average Net Assets for the Period (in thousands)	$11,696
Ratio of Gross Expenses to Average Net Assets***(2)	0.20	%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.90%
Portfolio Turnover Rate***	18%

  *  See Note 4 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through April 30, 2006.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The ratio was 0.46% in 2006 before waiver of certain fees incurred by the Portfolio.

(4)  The ratio was 0.74% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

Janus Smart Portfolios April 30, 2006 21

Financial Highlights (continued)

	Janus Smart Portfolios - Conservative
For a share outstanding during the period ended April 30 (unaudited)	2006(1)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05
Net gains/(losses) on securities (both realized and unrealized)	.39
Total from Investment Operations	.44
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.44
Total Return**	4.40%
Net Assets, End of Period (in thousands)	$8,128
Average Net Assets for the Period (in thousands)	$4,196
Ratio of Gross Expenses to Average Net Assets***(2)	0.18	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.72%
Portfolio Turnover Rate***	18%

*See Note 4 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through April 30, 2006.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  The ratio was 1.05% in 2006 before waiver of certain fees incurred by the Portfolio.

See Notes to Financial Statements.

22 Janus Smart Portfolios April 30, 2006

Notes to Schedules of Investments (unaudited)

Conservative Allocation Index	An internally calculated index that combines the total returns from the Lehman Brothers Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%), and the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE®) Index (12%).

Growth Allocation Index	An internally calculated index that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Lehman Brothers Aggregate Bond Index (20%), and the MSCI Emerging Markets Free (EMF) IndexSM (5%).

Moderate Allocation Index	An internally calculated index that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Lehman Brothers Aggregate Bond Index (40%), the MSCI EAFE® Index (18%), and the MSCI EMF IndexSM (2%).

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International EMF IndexSM	An unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries.

Dow Jones Wilshire 500 Index	A comprehensive measure of the U.S. stock market designed to represent the performance of all U.S.-headquartered equity securities with readily available price data.

Janus Smart Portfolios April 30, 2006 23

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Smart Portfolio - Growth, Janus Smart Portfolio - Moderate and Janus Smart Portfolio - Conservative, (collectively the "Portfolios" and individually a "Portfolio") are series Portfolios. The Portfolios operate as "fund of funds" meaning substantially all of the Portfolios' assets will be invested in other Janus mutual funds (the "underlying funds"). Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Portfolios are part of Janus Investment Fund (the "Trust"), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust has thirty-two funds. Each of the Portfolios in this report is classified as diversified as defined in the 1940 Act. The Portfolios are no-load investments.

Underlying Funds

Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio's asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio - Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio - Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio - Conservative. A brief description of each of the underlying funds follows.

INVESTMENTS IN EQUITY SECURITIES

JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index.

JANUS MERCURY FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS OLYMPUS FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

24 Janus Smart Portfolios April 30, 2006

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of companies that the Technology Team believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (a) companies that the Technology Team believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (b) companies that the Technology Team believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The fund normally invests at least 25% of its assets in fixed-income senior securities.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS CORE EQUITY FUND seeks long-term growth of capital. The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (a) domestic and foreign common stocks; (b) preferred stocks; (c) securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds, and debentures; and (d) other securities with equity characteristics. The fund may invest in companies of any size.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size and located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies.

INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks from the universe of the fund's benchmark, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical process. The primary aim of the strategy is to outperform the fund's benchmark index.

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the

Janus Smart Portfolios April 30, 2006 25

Notes to Financial Statements (unaudited) (continued)

long-term growth of capital, utilizing INTECH's mathematical process.

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical process.

JANUS MID CAP VALUE FUND - INVESTOR SHARES seeks capital appreciation. The fund pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly.

JANUS ADVISER SMALL COMPANY VALUE FUND - CLASS I seeks capital appreciation. The fund invests primarily in common stocks selected for their capital appreciation potential. In pursuing that objective, the fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund normally invests at least 80% of its assets, determined at the time of purchase, in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS ADVISER FOREIGN STOCK FUND - CLASS I seeks long-term growth of capital. The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, determined at the time of purchase, in stocks of issuers located in several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth. The fund may have significant exposure to emerging markets.

INVESTMENTS IN FIXED-INCOME SECURITIES

JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its objective by primarily investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. The fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio manager believes offer

26 Janus Smart Portfolios April 30, 2006

attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

JANUS MONEY MARKET FUND - INVESTOR SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

CASH EQUIVALENTS include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).

The Portfolios commenced operations on December 30, 2005. Janus Capital Management LLC ("Janus Capital") invested $125,000 of initial seed capital in each Portfolio on December 30, 2005. Janus Capital redeemed the initial seed capital of $125,000 on April 19, 2006.

The following accounting policies have been consistently followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

A Portfolio's net asset value ("NAV") is calculated based upon the NAV of each underlying fund in which the Portfolio invests on the day of valuation. In the case of underlying funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sale price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds that are traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds' Trustees. Short-term securities held by the underlying funds, with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by money market underlying funds are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities held by underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities held by the underlying funds may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees. The underlying funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income and capital gain distributions, if any, from the underlying funds are recorded on the ex-dividend date. Certain dividends from foreign securities of the underlying funds will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts.

Expenses

Each Portfolio bears expenses incurred specifically on its behalf. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of

Janus Smart Portfolios April 30, 2006 27

Notes to Financial Statements (unaudited) (continued)

the expenses incurred by the underlying funds. Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust.

Securities Lending

Under procedures adopted by the Trustees, the underlying funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The underlying funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral of the underlying funds in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities of the underlying funds that are denominated in U.S. dollars and 105% of the market value of the loaned securities of the underlying funds that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the underlying funds may be party to an interfund lending agreement between the underlying funds and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions

The underlying funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. Gains or losses arise from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract.

Forward currency contracts held by the underlying funds are fully collateralized by other securities. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Mortgage Dollar Rolls

The underlying Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the underlying fund sells a mortgage related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The underlying fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the underlying fund's ability to predict interest rates and mortgage

28 Janus Smart Portfolios April 30, 2006

payments. Dollar roll transactions involve the risk that the market value of the securities the underlying fund is required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis

The underlying Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the underlying fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying fund, normally 15 to 45 days later. Beginning on the date the underlying fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Bank Loans

The underlying Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Fund may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR").

The underlying fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying fund utilizes an independent third party to value individual bank loans on a daily basis.

Futures Contracts

The underlying funds, except Janus Money Market Fund - Investor Shares, may enter into futures contracts. The underlying funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, some of the underlying funds may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year end. Securities of the underlying funds are segregated as collateral for market value on futures contracts. Such collateral is in the possession of the underlying funds' custodian.

Options Contracts

The underlying funds, except Janus Money Market Fund – Investor Shares may purchase or write put and call options on futures contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is

Janus Smart Portfolios April 30, 2006 29

Notes to Financial Statements (unaudited) (continued)

adjusted by the amount of premium received or paid. Securities are segregated to cover outstanding written options.

The risk in writing a call option is that the underlying funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the underlying funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the underlying funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Short Sales

The underlying funds may engage in "short sales against the box." Short sales against the box involve selling either a security that the underlying funds own, or a security equivalent in kind and amount to the security sold short that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

All underlying funds, except Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Money Market Fund – Investor Shares, may also engage in "naked" short sales. Naked short sales involve the underlying funds selling a security it does not own to a purchaser at a specified price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the underlying funds sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. There is no assurance that the underlying fund will be able to close out a short position at any particular time. A gain or a loss will be recognized upon termination of a short sale. There is no limit on the size of any loss that the underlying fund may recognize upon termination of a short sale.

Foreign Currency Translations

The underlying funds, except Janus Money Market Fund - Investor Shares, do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds' custodian sufficient to cover the purchase price.

Initial Public Offerings

Certain underlying funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. The underlying funds may not experience similar performance as their assets grow.

Additional Investment Risk

Certain underlying funds may be invested in lower rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the

30 Janus Smart Portfolios April 30, 2006

inability of an underlying fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends and net realized capital gains (if any) are generally declared and distributed annually. The majority of dividends and net realized capital gains distributions from a Portfolio may be automatically reinvested into additional shares of that Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.05%.

Janus Capital has agreed until at least March 1, 2007 to reimburse the Portfolios by the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as "Excess Expense Reimbursement" on the Statement of Operations.

Portfolio	Expense Limit Fee %
Janus Smart Portfolio - Growth	0.24
Janus Smart Portfolio - Moderate	0.20
Janus Smart Portfolio - Conservative	0.17

Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Portfolios for a three-year period commencing with the operations of the Portfolios, provided that at no time during such period shall the normal operating expenses allocated to any of the Portfolios, with the exceptions noted above, exceed the percentages stated. This recoup of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended April 30, 2006, total reimbursement by Janus Capital and the recoupment that may be potentially made to Janus Capital are indicated in the table below:

Portfolio	Reimbursement	Total Recoupment
Janus Smart Portfolio - Growth	$12,165	$12,165
Janus Smart Portfolio - Moderate	21,000	21,000
Janus Smart Portfolio - Conservative	12,247	12,247

The Portfolios' expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Portfolios could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Portfolios' and the underlying funds' transfer agent. For transfer agency and other services, Janus Services receives a fee at an annual rate of 0.05% of the Portfolio's total net assets. In addition, Janus Services receives $4.00 per open shareholder account for transfer agent services.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (''Wilshire''), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset based fee.

The Board of Trustees has adopted a deferred compensation plan (the "Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolios. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the

Janus Smart Portfolios April 30, 2006 31

Notes to Financial Statements (unaudited) (continued)

performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance to the Plan. No deferred fees were paid to any Trustee under the Plan during the six-month period ended April 30, 2006.

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer. Effective January 1, 2006, the Portfolios, began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Funds. $59,577 of total compensation was paid by the funds of the Trust. The Portfolios' portion is reported as part of "Other Expenses" on the Statement of Operations.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Smart Portfolio - Growth	$35,433,727	$2,660,958	$–	$–
Janus Smart Portfolio - Moderate	23,865,152	918,617	–	–
Janus Smart Portfolio - Conservative	8,363,383	325,132	–	–

4. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2006 are also noted below.

The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Smart Portfolio - Growth	$32,867,256	$1,150,450	$(85,137)	$1,065,313
Janus Smart Portfolio - Moderate	22,977,210	557,737	(104,640)	453,097
Janus Smart Portfolio - Conservative	8,050,086	138,405	(54,562)	83,843

5. CAPITAL SHARE TRANSACTIONS

For the period ended April 30, 2006(unaudited) (all numbers are in thousands)	Janus Smart Portfolio - Growth 2006(1)	Janus Smart Portfolio - Moderate 2006(1)	Janus Smart Portfolio - Conservative 2006(1)
Transactions in Portfolio Shares
Shares sold	3,229	2,358	845
Reinvested dividends and distributions	–	–	–
Shares repurchased	(125)	(163)	(66)
Net Increase(Decrease) in Portfolio Shares	3,104	2,195	779
Shares Outstanding, Beginning of Period	–	–	–
Shares Outstanding, End of Period	3,104	2,195	779

(1) Period from December 30, 2005 (inception date) through April 30, 2006.

32 Janus Smart Portfolios April 30, 2006

6. AFFILIATED FUND OF FUNDS TRANSACTIONS

The Portfolios may invest in certain mutual funds within the Janus family of funds. While each Portfolio can invest in any or all of the underlying funds, it is expected that each Portfolio will normally invest in only some of the underlying funds at any particular time. A Portfolio's investment in any underlying fund may exceed 25% of such Portfolio's total assets. During the period ended April 30, 2006, the Portfolios recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/06
Janus Smart Portfolio - Growth(1)
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	305,429	$4,088,125	–	$–	$–	$–	$4,095,806
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	393,064	4,088,125	–	–	–	–	4,209,713
Janus Flexible Bond Fund	524,968	4,945,646	–	–	–	39,948	4,876,656
Janus Growth and Income Fund	86,590	3,276,910	–	–	–	6,410	3,331,129
Janus High-Yield Fund	171,919	1,656,713	–	–	–	21,478	1,667,550
Janus Mercury Fund	141,146	3,364,987	–	–	–	–	3,371,974
Janus Overseas Fund	227,670	8,176,250	–	–	–	–	9,047,607
Janus Research Fund	210,020	2,566,471	(210,020)	(2,566,471)	94,487	–	–
Janus Twenty Fund	65,234	3,270,500	–	–	–	–	3,332,134
		$35,433,727		$(2,566,471)	$94,487	$67,836	$33,932,569

(1) Period from December 30, 2005 (inception date) through April 30, 2006.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/06
Janus Smart Portfolio - Moderate(1)
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	170,734	$2,286,452	–	$–	$–	$–	$2,289,538
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	219,704	2,286,452	–	–	–	–	2,353,032
Janus Flexible Bond Fund	734,051	6,913,950	–	–	–	54,671	6,818,968
Janus Growth and Income Fund	78,606	2,978,138	–	–	–	5,751	3,023,967
Janus High-Yield Fund	120,130	1,157,906	–	–	–	14,692	1,165,233
Janus Mercury Fund	49,245	1,173,901	–	–	–	–	1,176,452
Janus Overseas Fund	107,904	3,886,968	–	–	–	–	4,288,115
Janus Research Fund	72,503	887,942	(72,503)	(887,942)	30,675	–	–
Janus Short-Term Bond Fund	399,920	1,150,217	–	–	–	6,958	1,150,880
Janus Twenty Fund	22,790	1,143,226	–	–	–	–	1,164,122
		$23,865,152		$(887,942)	$30,675	$82,072	$23,430,307

(1) Period from December 30, 2005 (inception date) through April 30, 2006.

Janus Smart Portfolios April 30, 2006 33

Notes to Financial Statements (unaudited) (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 4/30/06
Janus Smart Portfolio - Conservative(1)
Janus Adviser INTECH Risk-Managed Growth Fund - I Shares	44,860	$600,315	–	$–	$–	$–	$601,570
Janus Adviser INTECH Risk-Managed Value Fund - I Shares	57,736	600,315	–	–	–	–	618,351
Janus Contrarian Fund	24,881	400,210	–	–	–	–	419,737
Janus Flexible Bond Fund	386,546	3,631,345	(687)	(6,510)	(14)	29,486	3,573,051
Janus Growth and Income Fund	10,598	400,981	–	–	–	771	407,710
Janus High-Yield Fund	42,301	405,511	–	–	–	5,320	408,203
Janus Mercury Fund	17,280	412,045	–	–	–	–	412,817
Janus Overseas Fund	22,309	800,419	–	–	–	–	886,571
Janus Research Fund	25,149	306,800	(25,149)	(306,800)	11,835	–	–
Janus Short-Term Bond Fund	280,808	805,443	–	–	–	4,997	805,919
		$8,363,383		$(313,310)	$11,821	$40,574	$8,133,929

(1) Period from December 30, 2005 (inception date) through April 30, 2006.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI's corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the

34 Janus Smart Portfolios April 30, 2006

Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Smart Portfolios April 30, 2006 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Portfolios' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-3713 (toll free).

Approval of Advisory Agreements During the Period

Approval of Advisory Agreements for Janus Smart Portfolios

The Trustees of Janus Investment Fund, more than eighty-five percent of whom ("Independent Trustees") have never been affiliated with Janus Smart Portfolio-Growth's, Janus Smart Portfolio-Moderate's, and Janus Smart Portfolio-Conservative's (the "New Portfolios") adviser, considered the proposed investment advisory agreements for the New Portfolios. In the course of their consideration of those agreements the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Trustees and their counsel. They also received and reviewed a considerable amount of information provided to the Trustees by their independent fee consultant. Based on their evaluation of that information and other information, the Trustees, including all of the Independent Trustees, at a meeting held on September 20, 2005, approved the investment advisory agreement for the New Portfolios for a period through July 1, 2007.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

Nature, Extent and Quality of Services

The Trustees' analysis of the nature, extent, and quality of Janus Capital's services to the New Portfolios took into account the investment objectives and strategies of the New Portfolios and the knowledge of the Trustees gained from the Trustees' regular meetings with management throughout the prior year. In addition, the Trustees reviewed Janus Capital's resources and key personnel, especially those who would be providing investment management services to the New Portfolios. The Trustees also considered other services to be provided to the New Portfolios by Janus Capital, such as selecting broker-dealers for executing portfolio transactions, serving as the New Portfolios' administrator, monitoring adherence to the New Portfolios' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Portfolio policies and procedures and with applicable securities laws and regulations. The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital to the New Portfolios were appropriate and consistent with the terms of the respective proposed advisory agreements and that the New Portfolios were likely to benefit from services provided under their agreements with Janus Capital. They also concluded that the quality of Janus Capital's services to the other Janus funds had been consistent with or superior to quality norms in the industry and that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Portfolios effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

The Trustees also reviewed the response of Janus Capital to various legal and regulatory proceedings since the fall of 2003.

Costs of Services Provided

The Trustees examined the fee information and expenses for the New Portfolios in comparison to information for other comparable funds as provided by Lipper Inc.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to the portfolio manager and the competition for investment management talent, and they also considered the competitive market for mutual funds in different distribution channels.

36 Janus Smart Portfolios April 30, 2006

The Trustees had also reviewed Janus Capital's management fees for its institutional separate accounts and for its subadvised funds (funds for which Janus Capital provides portfolio management services only). In most instances sub-advisory and institutional separate account fees are lower than the New Portfolios' management fees. However, the Trustees noted that Janus Capital performs significant additional services for the New Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios' other service providers, trustee support, regulatory compliance, and numerous other services. The Trustees had also considered the profitability to Janus Capital and its affiliates of their relationships with the other Janus funds in connection with their consideration of the advisory agreements for those funds and had found the profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of Janus Capital, which they found to be sound.

The Trustees concluded that the management fees and other compensation to be paid by the New Portfolios to Janus Capital and its affiliates were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other clients, and that the estimated overall expense ratios of the New Portfolios, taking into account the expense limitations agreed to by Janus Capital, were comparable to or more favorable than the mean or median expense ratio of its peers.

Benefits Derived from the Relationship with the New Portfolios

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Portfolios. The Trustees recognized that two affiliates of Janus Capital would serve the New Portfolios as transfer agent and distributor and that the transfer agent would receive compensation from the New Portfolios for its services to the New Portfolios. The Trustees also considered Janus Capital's use of commissions to be paid by the underlying funds to be held by the New Portfolios on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the New Portfolios and/or other clients of Janus Capital and Janus Capital's agreement not to use the New Portfolios' portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and would benefit the New Portfolios. The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Portfolios therefor (and fees of the underlying funds), the New Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the underlying funds and that the New Portfolios would indirectly benefit from Janus Capital's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They also concluded that success of the New Portfolios could attract other business to Janus Capital or its other funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the New Portfolios.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that approval of the New Portfolios' agreements were in the best interest of the New Portfolios and their shareholders.

Janus Smart Portfolios April 30, 2006 37

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolios' net assets. Because Portfolios must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports, prospectuses and other expenses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets.

38 Janus Smart Portfolios April 30, 2006

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios' net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolios' NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the average shareholder account size and the frequency of dividend payments.

The Portfolios' expenses may be reduced through expense reduction arrangements. These arrangements may include the use of transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by changes in the target allocation. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Smart Portfolios April 30, 2006 39

Notes

40 Janus Smart Portfolios April 30, 2006

Notes

Janus Smart Portfolios April 30, 2006 41

Janus provides access to a wide range of investment disciplines.

Asset Allocation

Janus asset allocation funds invest in several underlying mutual funds, rather than individual securities, in an attempt to offer investors an instantly diversified portfolio. Janus Smart Portfolios are unique in their combination of funds that leverage the fundamental research approach of Janus with funds supported by the risk-managed, mathematical investment process of INTECH (a Janus subsidiary).

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed fund seeks to outperform its index while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), this fund uses a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-3713

Funds distributed by Janus Distributors LLC (6/06)

C-0606-22  111-24-106 06-06

Item 2 -  Code of Ethics

Not applicable to semi-annual reports;

Item 3 -  Audit Committee Financial Expert

Not applicable to semi-annual reports;

Item 4 -  Principal Accountant Fees and Services

Not applicable to semi-annual reports;

Item 5 -  Audit Committee of Listed Registrants

Not applicable.

Item 6 -  Schedule of Investments

Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -  Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies

Not applicable.

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 -  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures

(a)                         The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                      There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)           Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)           Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)                        A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange  Act  of 1934 and  the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Investment Fund (Principal
Executive Officer)

Date: June 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following persons on behalf of the Registrant and in the capacities  and on the dates indicated.

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Investment Fund (Principal
Executive Officer)

Date: June 30, 2006

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund (Principal Accounting
Officer and Principal Financial Officer)

Date: June 30, 2006